                            Global Structured Finance

                                  BoAMS 2003-K
                                 Total Combined
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $721,245,548.57
Loan Count: 1,401
Cut-off Date: 2003-11-01
Avg. Loan Balance: $514,807.67
Avg. Orig. Balance: $515,551.34
Accelerated Docs: 64.14%
W.A. FICO: 732
W.A. Orig. LTV: 69.32%
W.A. Cut-Off LTV: 69.25%
W.A. Gross Coupon: 4.765%
W.A. Net Coupon: 4.486%
W.A. Svcg Fee: 0.276%
W.A. Trustee Fee: 0.0035%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 OLTV: 1.81%
% over 100 OLTV: 0.00%
% with PMI: 1.81%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 24.53%
W.A. MI Adjusted LTV: 68.85%
% Second Lien: 0.00%
% with Prepay Penalty: 0.65%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.87%

* FICO not available for 7 loans, or 0.5% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

------------------------------------
Original Balance            Percent
------------------------------------
<= 250,000                     0.05%
------------------------------------
250,001 - 350,000              4.64
------------------------------------
350,001 - 450,000             29.59
------------------------------------
450,001 - 550,000             24.44
------------------------------------
550,001 - 650,000             15.50
------------------------------------
650,001 - 750,000             10.24
------------------------------------
750,001 - 850,000              3.74
------------------------------------
850,001 - 950,000              4.23
------------------------------------
950,001 - 1,050,000            5.49
------------------------------------
1,050,001 - 1,150,000          1.22
------------------------------------
1,150,001 - 1,250,000          0.86
------------------------------------
Total:                       100.00%
------------------------------------

Average: $515,551.34
Lowest: $140,720.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

------------------------------------
Cut-Off Balance             Percent
------------------------------------
<= 250,000                     0.06%
------------------------------------
250,001 - 350,000              4.74
------------------------------------
350,001 - 450,000             29.55
------------------------------------
450,001 - 550,000             24.44
------------------------------------
550,001 - 650,000             15.44
------------------------------------
650,001 - 750,000             10.24
------------------------------------
750,001 - 850,000              3.74
------------------------------------
850,001 - 950,000              4.23
------------------------------------
950,001 - 1,050,000            5.49
------------------------------------

------------------------------------
1,050,001 - 1,150,000          1.22
------------------------------------
1,150,001 - 1,250,000          0.86
------------------------------------
Total:                       100.00%
------------------------------------

Average: $514,807.67
Lowest: $57,604.16
Highest: $1,250,000.00

--------------------------------------------------------------------------------

4. Lien Position

------------------------------------
Lien Position               Percent
------------------------------------
1                            100.00%
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

5. Loan Type

------------------------------------
Loan Type                   Percent
------------------------------------
Conventional                 100.00%
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

6. Coupon

------------------------------------
Coupon                      Percent
------------------------------------
2.751 - 3.000                  0.05%
------------------------------------
3.001 - 3.250                  0.15
------------------------------------

------------------------------------
3.251 - 3.500                  0.64
------------------------------------
3.501 - 3.750                  0.96
------------------------------------
3.751 - 4.000                  4.86
------------------------------------
4.001 - 4.250                  8.29
------------------------------------
4.251 - 4.500                 15.72
------------------------------------
4.501 - 4.750                 24.30
------------------------------------
4.751 - 5.000                 23.08
------------------------------------
5.001 - 5.250                 10.72
------------------------------------
5.251 - 5.500                  6.42
------------------------------------
5.501 - 5.750                  3.33
------------------------------------
5.751 - 6.000                  1.13
------------------------------------
6.001 - 6.250                  0.30
------------------------------------
6.251 - 6.500                  0.05
------------------------------------
Total:                       100.00%
------------------------------------

W.A.: 4.765
Lowest: 3.000
Highest: 6.375

--------------------------------------------------------------------------------

7. Credit Score

------------------------------------
Credit Score                Percent
------------------------------------
800 - 849                      1.91%
------------------------------------
750 - 799                     38.33
------------------------------------
700 - 749                     36.31
------------------------------------
650 - 699                     19.00
------------------------------------
600 - 649                      3.93
------------------------------------
N/A                            0.52
------------------------------------
Total:                       100.00%
------------------------------------

W.A.: 732
Lowest: 621
Highest: 837

--------------------------------------------------------------------------------

8. PMI Providers

------------------------------------
PMI Providers               Percent
------------------------------------
NONE                          98.19%
------------------------------------
GEMIC                          0.65
------------------------------------
RMIC                           0.50
------------------------------------
UGRIC                          0.45
------------------------------------
PMIC                           0.15
------------------------------------
RGIC                           0.06
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

9. Product Type

------------------------------------
Product Type                Percent
------------------------------------
5/25 12 MO LIBOR              52.42%
------------------------------------
3/27 12 MO LIBOR              20.48
------------------------------------
5YR IO 12 MO LIBOR            19.74
------------------------------------
7/23 12 MO LIBOR               6.50
------------------------------------
5/15 12 MO LIBOR               0.18
------------------------------------
Other                          0.68
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

10. Index

------------------------------------
Index                       Percent
------------------------------------
12ML                         100.00%
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

11. Loan Purpose

------------------------------------
Loan Purpose                Percent
------------------------------------
Refinance-Rate/Term           45.35%
------------------------------------
Purchase                      42.89
------------------------------------
Refinance-Cashout             11.75
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

12. Times 30 Days DLQ

------------------------------------
Times 30 Days DLQ           Percent
------------------------------------
0                             99.83%
------------------------------------
1                              0.17
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

13. Property Type

------------------------------------
Property Type               Percent
------------------------------------
SFR                           66.28%
------------------------------------
PUD Detach                    20.53
------------------------------------
Condo                         10.43
------------------------------------
PUD Attach                     1.43
------------------------------------
2-Family                       0.79
------------------------------------
3-Family                       0.28
------------------------------------
4-Family                       0.20
------------------------------------
Co-Op                          0.06
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

14. Occupancy Status

------------------------------------
Occupancy Status            Percent
------------------------------------
Primary                       92.59%
------------------------------------
Secondary                      6.42
------------------------------------
Investor                       0.99
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

15. Documentation

------------------------------------
Documentation               Percent
------------------------------------
Rapid                         44.71%
------------------------------------
Standard                      35.86
------------------------------------
Reduced                       17.07
------------------------------------
All Ready Home                 2.24
------------------------------------

------------------------------------
Stated                         0.12
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

16. State

------------------------------------
State                       Percent
------------------------------------
California                    66.54%
------------------------------------
Florida                        5.26
------------------------------------
Illinois                       3.27
------------------------------------
Colorado                       2.72
------------------------------------
Maryland                       2.44
------------------------------------
Other                         19.77
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

17. California

------------------------------------
California                  Percent
------------------------------------
Northern California           62.34%
------------------------------------
Southern California           37.66
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

18. Zip Code

------------------------------------
Zip Code                    Percent
------------------------------------
95070                          0.87%
------------------------------------
94583                          0.80
------------------------------------
95120                          0.78
------------------------------------
94114                          0.71
------------------------------------
94087                          0.69
------------------------------------
Other                         96.15
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

19. Convertible Flag

------------------------------------
Convertible Flag            Percent
------------------------------------
N                             99.92%
------------------------------------
Y                              0.08
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

20. Buydown Agreement

------------------------------------
Buydown Agreement           Percent
------------------------------------
N                             99.91%
------------------------------------
Y                              0.09
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

21. Delinquency*

------------------------------------
Delinquency*                Percent
------------------------------------
0-29 days                    100.00%
------------------------------------
Total:                       100.00%
------------------------------------

* MBA method

--------------------------------------------------------------------------------

22. OLTV

------------------------------------
OLTV                        Percent
------------------------------------
<= 20.00                       0.12%
------------------------------------
20.01 - 30.00                  1.80
------------------------------------
30.01 - 40.00                  2.68
------------------------------------
40.01 - 50.00                  6.59
------------------------------------
50.01 - 60.00                  9.53
------------------------------------
60.01 - 70.00                 19.75
------------------------------------
70.01 - 80.00                 57.71
------------------------------------
80.01 - 90.00                  1.40
------------------------------------
90.01 - 100.00                 0.41
------------------------------------
Total:                       100.00%
------------------------------------

W.A.: 69.32%
Lowest: 19.23%
Highest: 95.00%

--------------------------------------------------------------------------------

23. Cut-Off LTV

------------------------------------
Cut-Off LTV                 Percent
------------------------------------
<= 20.00                       0.13%
------------------------------------

------------------------------------
20.01 - 30.00                  1.80
------------------------------------
30.01 - 40.00                  2.68
------------------------------------
40.01 - 50.00                  6.59
------------------------------------
50.01 - 60.00                  9.53
------------------------------------
60.01 - 70.00                 19.86
------------------------------------
70.01 - 80.00                 57.61
------------------------------------
80.01 - 90.00                  1.40
------------------------------------
90.01 - 100.00                 0.41
------------------------------------
Total:                       100.00%
------------------------------------

W.A.: 69.25%
Lowest: 14.08%
Highest: 95.00%

--------------------------------------------------------------------------------

24. Prepayment Penalty Term

------------------------------------
Prepayment Penalty Term     Percent
------------------------------------
0                             99.35%
------------------------------------
36                             0.65
------------------------------------
Total:                       100.00%
------------------------------------

W.A.: 0.2 months
Lowest: 0 months
Highest: 36 months

--------------------------------------------------------------------------------

25. Prepayment Penalty

------------------------------------
Prepayment Penalty          Percent
------------------------------------
2%ofPPAmnt>20%                 0.65%
------------------------------------
None                          99.35
------------------------------------

------------------------------------
Total:                       100.00%
------------------------------------

W.A.: 0.2 months
Lowest: 0 months
Highest: 36 months

--------------------------------------------------------------------------------

26. Original Term

------------------------------------
Original Term               Percent
------------------------------------
120                            0.18%
------------------------------------
180                            0.16
------------------------------------
240                            0.34
------------------------------------
300                            0.13
------------------------------------
360                           99.19
------------------------------------
Total:                       100.00%
------------------------------------

W.A.: 358.8 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------

27. Cut-Off Remaining Term

------------------------------------
Cut-Off Remaining Term      Percent
------------------------------------
115 - 120                      0.18%
------------------------------------
175 - 180                      0.16
------------------------------------
235 - 240                      0.34
------------------------------------
295 - 300                      0.13
------------------------------------
343 - 348                      0.04
------------------------------------
349 - 354                      0.05
------------------------------------
355 - 360                     99.10
------------------------------------

------------------------------------
Total:                       100.00%
------------------------------------

W.A.: 358.1 months
Lowest: 119 months
Highest: 360 months

--------------------------------------------------------------------------------

28. Cutoff Loan Age

------------------------------------
Cutoff Loan Age             Percent
------------------------------------
0                             38.07%
------------------------------------
1 - 6                         61.84
------------------------------------
7 - 12                         0.09
------------------------------------
Total:                       100.00%
------------------------------------

W.A.: 0.7 months
Lowest: 0 months
Highest: 12 months

--------------------------------------------------------------------------------

29. Gross Margin

------------------------------------
Gross Margin                Percent
------------------------------------
2.250                        100.00%
------------------------------------
Total:                       100.00%
------------------------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

30. Initial Cap (ARMs)

------------------------------------
Initial Cap (ARMs)          Percent
------------------------------------
2.000                         20.65%
------------------------------------
5.000                         79.35
------------------------------------
Total:                       100.00%
------------------------------------

W.A.: 4.380%
Lowest: 2.000%
Highest: 5.000%

--------------------------------------------------------------------------------

31. Periodic Cap (ARMs)

------------------------------------
Periodic Cap (ARMs)         Percent
------------------------------------
2.000                        100.00%
------------------------------------
Total:                       100.00%
------------------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

32. Maximum Rate (ARMs)

------------------------------------
Maximum Rate (ARMs)         Percent
------------------------------------
8.000 or less                  0.05%
------------------------------------
8.001 - 9.000                  3.47
------------------------------------
9.001 - 10.000                57.72
------------------------------------
10.001 - 11.000               37.82
------------------------------------
11.001 - 12.000                0.80
------------------------------------
12.001 - 13.000                0.14
------------------------------------
Total:                       100.00%
------------------------------------

W.A.: 9.972%
Lowest: 8.000%
Highest: 12.125%

--------------------------------------------------------------------------------

33. Cutoff Rollterm

------------------------------------
Cutoff Rollterm             Percent
------------------------------------
31 - 36                       20.65%
------------------------------------
43 - 48                        0.04
------------------------------------
49 - 54                        0.05
------------------------------------
55 - 60                       72.56
------------------------------------
79 - 84                        6.70
------------------------------------
Total:                       100.00%
------------------------------------

W.A.: 56.0 months
Lowest: 32 months
Highest: 84 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2003-K Group 3
                                    7-1 ARMS
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $48,303,808.23
Loan Count: 94
Cut-off Date: 2003-11-01
Avg. Loan Balance: $513,870.30
Avg. Orig. Balance: $514,455.32
Accelerated Docs: 65.95%
W.A. FICO*: 735
W.A. Orig. LTV: 67.03%
W.A. Cut-Off LTV: 66.96%
W.A. Gross Coupon: 5.098%
W.A. Net Coupon: 4.844%
W.A. Svcg Fee: 0.250%
W.A. Trustee Fee: 0.0035%
W.A. Orig. Term: 357 months
W.A. Rem. Term: 356 months
W.A. Age: 1 months
% over 80 COLTV: 2.72%
% over 100 COLTV: 0.00%
% with PMI: 2.72%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 25.00%
W.A. MI Adjusted LTV: 66.36%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 3.12%

--------------------------------------------------------------------------------

2. Original Balance

------------------------------------
Original Balance            Percent
------------------------------------

------------------------------------
250,001 - 350,000              3.56%
------------------------------------
350,001 - 450,000             32.53
------------------------------------
450,001 - 550,000             18.48
------------------------------------
550,001 - 650,000             19.83
------------------------------------
650,001 - 750,000             10.26
------------------------------------
750,001 - 850,000              3.22
------------------------------------
850,001 - 950,000              1.94
------------------------------------
950,001 - 1,050,000           10.19
------------------------------------
Total:                       100.00%
------------------------------------

Average: $514,455.32
Lowest: $336,000.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

------------------------------------
Cut-Off Balance             Percent
------------------------------------
250,001 - 350,000              4.28%
------------------------------------
350,001 - 450,000             31.81
------------------------------------
450,001 - 550,000             18.48
------------------------------------
550,001 - 650,000             19.83
------------------------------------
650,001 - 750,000             10.26
------------------------------------
750,001 - 850,000              3.22
------------------------------------
850,001 - 950,000              1.94
------------------------------------
950,001 - 1,050,000           10.19
------------------------------------
Total:                       100.00%
------------------------------------

Average: $513,870.30
Lowest: $335,640.79
Highest: $1,000,000.00

--------------------------------------------------------------------------------

4. Lien Position

------------------------------------
Lien Position               Percent
------------------------------------
1                            100.00%
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

5. Coupon

------------------------------------
Coupon                      Percent
------------------------------------
3.501 - 3.750                  1.75%
------------------------------------
3.751 - 4.000                  0.74
------------------------------------
4.001 - 4.250                  2.03
------------------------------------
4.251 - 4.500                  8.09
------------------------------------
4.501 - 4.750                 10.32
------------------------------------
4.751 - 5.000                 30.24
------------------------------------
5.001 - 5.250                 15.37
------------------------------------
5.251 - 5.500                 14.70
------------------------------------
5.501 - 5.750                 10.05
------------------------------------
5.751 - 6.000                  3.51
------------------------------------
6.001 - 6.250                  2.39
------------------------------------
6.251 - 6.500                  0.81
------------------------------------
Total:                       100.00%
------------------------------------

W.A.: 5.098
Lowest: 3.625
Highest: 6.375

--------------------------------------------------------------------------------

6. Credit Score

------------------------------------
Credit Score                Percent
------------------------------------
800 - 849                      0.71%
------------------------------------
750 - 799                     43.76
------------------------------------
700 - 749                     32.56
------------------------------------
650 - 699                     20.57
------------------------------------
600 - 649                      2.39
------------------------------------
Total:                       100.00%
------------------------------------

W.A.: 735
Lowest: 634
Highest: 821

--------------------------------------------------------------------------------

7. PMI Providers

------------------------------------
PMI Providers               Percent
------------------------------------
NONE                          97.28%
------------------------------------
GEMIC                          1.87
------------------------------------
RGIC                           0.85
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

8. Product Type

------------------------------------
Product Type                Percent
------------------------------------
7/23 12 MO LIBOR              97.03%
------------------------------------
7/ 8 12 MO LIBOR               1.34
------------------------------------
7YR IO 12 MO LIBOR             0.83
------------------------------------

------------------------------------
7/13 12 MO LIBOR               0.80
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

9. Index

------------------------------------
Index                       Percent
------------------------------------
12ML                         100.00%
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

10. Loan Purpose

------------------------------------
Loan Purpose                Percent
------------------------------------
Refinance-Rate/Term           59.10%
------------------------------------
Purchase                      30.82
------------------------------------
Refinance-Cashout             10.08
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

11. Loan Type

------------------------------------
Loan Type                   Percent
------------------------------------
Conventional                 100.00%
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

12. Property Type

------------------------------------
Property Type               Percent
------------------------------------
SFR                           69.49%
------------------------------------
PUD Detach                    19.51
------------------------------------
Condo                         11.00
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

------------------------------------
Occupancy Status            Percent
------------------------------------
Primary                       95.70%
------------------------------------
Secondary                      4.30
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

14. Documentation

------------------------------------
Documentation               Percent
------------------------------------
Standard                      34.05%
------------------------------------
Reduced                       32.25
------------------------------------
Rapid                         31.76
------------------------------------
All Ready Home                 1.94
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

15. State

------------------------------------
State                       Percent
------------------------------------
California                    55.75%
------------------------------------
Florida                        6.80
------------------------------------
Georgia                        6.08
------------------------------------
Maryland                       5.64
------------------------------------
Virginia                       4.73
------------------------------------
Other                         21.00
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

16. California

------------------------------------
California                  Percent
------------------------------------
Northern California           60.39%
------------------------------------
Southern California           39.61
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

17. Zip Code

------------------------------------
Zip Code                    Percent
------------------------------------
94022                          3.12%
------------------------------------
94568                          2.11
------------------------------------
94507                          2.07
------------------------------------

------------------------------------
86336                          2.06
------------------------------------
90266                          2.03
------------------------------------
Other                         88.61
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

18. Convertible Flag

------------------------------------
Convertible Flag            Percent
------------------------------------
N                            100.00%
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

19. Buydown Agreement

------------------------------------
Buydown Agreement           Percent
------------------------------------
N                             98.72%
------------------------------------
Y                              1.28
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

20. OLTV

------------------------------------
OLTV                        Percent
------------------------------------
25.01 - 30.00                  2.67%
------------------------------------
30.01 - 35.00                  1.94
------------------------------------

------------------------------------
35.01 - 40.00                  3.87
------------------------------------
40.01 - 45.00                  2.01
------------------------------------
45.01 - 50.00                  4.87
------------------------------------
50.01 - 55.00                  6.02
------------------------------------
55.01 - 60.00                  7.02
------------------------------------
60.01 - 65.00                  8.47
------------------------------------
65.01 - 70.00                  8.25
------------------------------------
70.01 - 75.00                 13.94
------------------------------------
75.01 - 80.00                 38.23
------------------------------------
85.01 - 90.00                  2.72
------------------------------------
Total:                       100.00%
------------------------------------

W.A.: 67.03%
Lowest: 25.93%
Highest: 90.00%

--------------------------------------------------------------------------------

21. Cut-Off LTV

------------------------------------
Cut-Off LTV                 Percent
------------------------------------
25.01 - 30.00                  2.67%
------------------------------------
30.01 - 35.00                  1.94
------------------------------------
35.01 - 40.00                  3.87
------------------------------------
40.01 - 45.00                  2.01
------------------------------------
45.01 - 50.00                  4.87
------------------------------------
50.01 - 55.00                  6.02
------------------------------------
55.01 - 60.00                  7.02
------------------------------------
60.01 - 65.00                  8.47
------------------------------------
65.01 - 70.00                  8.25
------------------------------------
70.01 - 75.00                 13.94
------------------------------------
75.01 - 80.00                 38.23
------------------------------------

------------------------------------
80.01 - 85.00                  0.85
------------------------------------
85.01 - 90.00                  1.87
------------------------------------
Total:                       100.00%
------------------------------------

W.A.: 66.96%
Lowest: 25.90%
Highest: 89.88%

--------------------------------------------------------------------------------

22. Delinquency*

------------------------------------
Delinquency*                Percent
------------------------------------
0-29 days                    100.00%
------------------------------------
Total:                       100.00%
------------------------------------

* MBA method

--------------------------------------------------------------------------------

23. Times 30 Days DLQ

------------------------------------
Times 30 Days DLQ           Percent
------------------------------------
0                             98.52%
------------------------------------
1                              1.48
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

24. Prepayment Penalty Term

------------------------------------
Prepayment Penalty Term     Percent
------------------------------------

------------------------------------
0                            100.00%
------------------------------------
Total:                       100.00%
------------------------------------

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

--------------------------------------------------------------------------------

25. Cutoff Rollterm

------------------------------------
Cutoff Rollterm             Percent
------------------------------------
79 - 84                      100.00%
------------------------------------
Total:                       100.00%
------------------------------------

W.A.: 83.1 months
Lowest: 80 months
Highest: 84 months

--------------------------------------------------------------------------------

26. Original Term

------------------------------------
Original Term               Percent
------------------------------------
180                            1.34%
------------------------------------
240                            0.80
------------------------------------
360                           97.86
------------------------------------
Total:                       100.00%
------------------------------------

W.A.: 356.6 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

27. Cut-Off Remaining Term

------------------------------------
Cut-Off Remaining Term      Percent
------------------------------------
175 - 180                      1.34%
------------------------------------
235 - 240                      0.80
------------------------------------
355 - 360                     97.86
------------------------------------
Total:                       100.00%
------------------------------------

W.A.: 355.7 months
Lowest: 179 months
Highest: 360 months

--------------------------------------------------------------------------------

28. Cutoff Loan Age

------------------------------------
Cutoff Loan Age             Percent
------------------------------------
0                             19.25%
------------------------------------
1 - 6                         80.75
------------------------------------
Total:                       100.00%
------------------------------------

W.A.: 0.9 months
Lowest: 0 months
Highest: 4 months

--------------------------------------------------------------------------------

29. Gross Margin

------------------------------------
Gross Margin                Percent
------------------------------------
2.250                        100.00%
------------------------------------
Total:                       100.00%
------------------------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

30. Initial Cap (ARMs)

------------------------------------
Initial Cap (ARMs)          Percent
------------------------------------
5.000                        100.00%
------------------------------------
Total:                       100.00%
------------------------------------

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

--------------------------------------------------------------------------------

31. Periodic Cap (ARMs)

------------------------------------
Periodic Cap (ARMs)         Percent
------------------------------------
2.000                        100.00%
------------------------------------
Total:                       100.00%
------------------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

32. Maximum Rate (ARMs)

------------------------------------
Maximum Rate (ARMs)         Percent
------------------------------------
8.001 - 9.000                  2.48%
------------------------------------
9.001 - 10.000                50.68
------------------------------------
10.001 - 11.000               43.64
------------------------------------
11.001 - 12.000                3.20
------------------------------------
Total:                       100.00%
------------------------------------

W.A.: 10.098%
Lowest: 8.625%
Highest: 11.375%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2003-K Group 2
              5-1 ARMS & Net 5's with and without Prepay Penalties
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $523,970,608.58
Loan Count: 1,010
Cut-off Date: 2003-11-01
Avg. Loan Balance: $518,782.78
Avg. Orig. Balance: $519,184.91
Accelerated Docs: 63.61%
W.A. FICO: 733
W.A. Orig. LTV: 69.03%
W.A. Cut-Off LTV: 68.98%
W.A. Gross Coupon: 4.819%
W.A. Net Coupon: 4.566%
W.A. Svcg Fee: 0.250%
W.A. Trustee Fee: 0.0035%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 COLTV: 1.84%
% over 100 COLTV: 0.00%
% with PMI: 1.84%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 24.64%
W.A. MI Adjusted LTV: 68.57%
% Second Lien: 0.00%
% with Prepay Penalty: 0.90%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.98%

* FICO not available for 7 loans, or 0.7% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

------------------------------------
Original Balance             Percent
------------------------------------
<= 250,000                     0.03%
------------------------------------
250,001 - 350,000              4.90
------------------------------------
350,001 - 450,000             28.86
------------------------------------
450,001 - 550,000             23.92
------------------------------------
550,001 - 650,000             14.80
------------------------------------
650,001 - 750,000             11.02
------------------------------------
750,001 - 850,000              3.16
------------------------------------
850,001 - 950,000              4.79
------------------------------------
950,001 - 1,050,000            5.67
------------------------------------
1,050,001 - 1,150,000          1.68
------------------------------------
1,150,001 - 1,250,000          1.18
------------------------------------
Total:                       100.00%
------------------------------------

Average: $519,184.91
Lowest: $140,720.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

------------------------------------
Cut-Off Balance             Percent
------------------------------------
<= 250,000                     0.03%
------------------------------------
250,001 - 350,000              4.96
------------------------------------
350,001 - 450,000             28.79
------------------------------------
450,001 - 550,000             23.92
------------------------------------
550,001 - 650,000             14.80
------------------------------------
650,001 - 750,000             11.02
------------------------------------
750,001 - 850,000              3.16
------------------------------------
850,001 - 950,000              4.79
------------------------------------
950,001 - 1,050,000            5.67
------------------------------------

------------------------------------
1,050,001 - 1,150,000          1.68
------------------------------------
1,150,001 - 1,250,000          1.18
------------------------------------
Total:                       100.00%
------------------------------------

Average: $518,782.78
Lowest: $140,720.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

4. Lien Position

------------------------------------
Lien Position               Percent
------------------------------------
1                            100.00%
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

5. Coupon

------------------------------------
Coupon                      Percent
------------------------------------
2.751 - 3.000                  0.07%
------------------------------------
3.001 - 3.250                  0.20
------------------------------------
3.251 - 3.500                  0.66
------------------------------------
3.501 - 3.750                  0.71
------------------------------------
3.751 - 4.000                  2.97
------------------------------------
4.001 - 4.250                  6.02
------------------------------------
4.251 - 4.500                 13.41
------------------------------------
4.501 - 4.750                 25.14
------------------------------------
4.751 - 5.000                 25.89
------------------------------------
5.001 - 5.250                 12.69
------------------------------------
5.251 - 5.500                  7.49
------------------------------------

------------------------------------
5.501 - 5.750                  3.51
------------------------------------
5.751 - 6.000                  1.23
------------------------------------
Total:                       100.00%
------------------------------------

W.A.: 4.819
Lowest: 3.000
Highest: 6.000

--------------------------------------------------------------------------------

6. Credit Score

------------------------------------
Credit Score                Percent
------------------------------------
800 - 849                      2.24%
------------------------------------
750 - 799                     37.90
------------------------------------
700 - 749                     36.64
------------------------------------
650 - 699                     18.43
------------------------------------
600 - 649                      4.07
------------------------------------
N/A                            0.72
------------------------------------
Total:                       100.00%
------------------------------------

W.A.: 733
Lowest: 621
Highest: 837

--------------------------------------------------------------------------------

7. PMI Providers

------------------------------------
PMI Providers               Percent
------------------------------------
NONE                          98.16%
------------------------------------
GEMIC                          0.64
------------------------------------
UGRIC                          0.54
------------------------------------
RMIC                           0.53
------------------------------------

------------------------------------
PMIC                           0.13
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

8. Product Type

------------------------------------
Product Type                Percent
------------------------------------
5/25 12 MO LIBOR              72.16%
------------------------------------
5YR IO 12 MO LIBOR            27.17
------------------------------------
5/15 12 MO LIBOR               0.25
------------------------------------
5/ 5 12 MO LIBOR               0.25
------------------------------------
5/20 12 MO LIBOR               0.17
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

9. Index

------------------------------------
Index                       Percent
------------------------------------
12ML                         100.00%
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

10. Loan Purpose

------------------------------------
Loan Purpose                Percent
------------------------------------
Purchase                      45.04%
------------------------------------

------------------------------------
Refinance-Rate/Term           43.68
------------------------------------
Refinance-Cashout             11.28
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

11. Loan Type

------------------------------------
Loan Type                   Percent
------------------------------------
Conventional                 100.00%
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

12. Property Type

------------------------------------
Property Type               Percent
------------------------------------
SFR                           66.29%
------------------------------------
PUD Detach                    21.20
------------------------------------
Condo                         10.06
------------------------------------
PUD Attach                     1.35
------------------------------------
2-Family                       0.77
------------------------------------
3-Family                       0.25
------------------------------------
Co-Op                          0.09
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

------------------------------------
Occupancy Status             Percent
------------------------------------
Primary                       92.79%
------------------------------------
Secondary                      6.44
------------------------------------
Investor                       0.77
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

14.  Documentation

------------------------------------
Documentation                Percent
------------------------------------
Rapid                         44.76%
------------------------------------
Standard                      36.39
------------------------------------
Reduced                       16.85
------------------------------------
All Ready Home                 1.84
------------------------------------
Stated                         0.17
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

15.  State

------------------------------------
State                        Percent
------------------------------------
California                    67.43%
------------------------------------
Florida                        4.94
------------------------------------
Illinois                       2.93
------------------------------------
Maryland                       2.68
------------------------------------
Colorado                       2.47
------------------------------------
Other                         19.55
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

16.  California

------------------------------------
California                   Percent
------------------------------------
Northern California           58.96%
------------------------------------
Southern California           41.04
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

17.  Zip Code

Zip Code                     Percent
------------------------------------
94114                          0.98%
------------------------------------
94087                          0.86
------------------------------------
95123                          0.80
------------------------------------
95120                          0.78
------------------------------------
95070                          0.71
------------------------------------
Other                         95.86
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

18.  OLTV

------------------------------------
OLTV                         Percent
------------------------------------
<= 20.00                       0.17%
------------------------------------

------------------------------------
20.01 - 25.00                  0.78
------------------------------------
25.01 - 30.00                  1.35
------------------------------------
30.01 - 35.00                  1.64
------------------------------------
35.01 - 40.00                  1.20
------------------------------------
40.01 - 45.00                  2.74
------------------------------------
45.01 - 50.00                  3.90
------------------------------------
50.01 - 55.00                  3.76
------------------------------------
55.01 - 60.00                  5.74
------------------------------------
60.01 - 65.00                 10.09
------------------------------------
65.01 - 70.00                  9.83
------------------------------------
70.01 - 75.00                 14.04
------------------------------------
75.01 - 80.00                 42.93
------------------------------------
80.01 - 85.00                  0.24
------------------------------------
85.01 - 90.00                  1.12
------------------------------------
90.01 - 95.00                  0.48
------------------------------------
Total:                       100.00%
------------------------------------

W.A.: 69.03%
Lowest: 19.23%
Highest: 95.00%

--------------------------------------------------------------------------------

19.  Cut-Off LTV

Cut-Off LTV                  Percent
------------------------------------
<= 20.00                       0.17%
------------------------------------
20.01 - 25.00                  0.78
------------------------------------
25.01 - 30.00                  1.35
------------------------------------
30.01 - 35.00                  1.64
------------------------------------
35.01 - 40.00                  1.20
------------------------------------
40.01 - 45.00                  2.74
------------------------------------

------------------------------------
45.01 - 50.00                  3.90
------------------------------------
50.01 - 55.00                  3.76
------------------------------------
55.01 - 60.00                  5.74
------------------------------------
60.01 - 65.00                 10.15
------------------------------------
65.01 - 70.00                  9.83
------------------------------------
70.01 - 75.00                 13.97
------------------------------------
75.01 - 80.00                 42.93
------------------------------------
80.01 - 85.00                  0.24
------------------------------------
85.01 - 90.00                  1.12
------------------------------------
90.01 - 95.00                  0.48
------------------------------------
Total:                       100.00%
------------------------------------

W.A.: 68.98%
Lowest: 19.21%
Highest: 95.00%

--------------------------------------------------------------------------------

20.  Delinquency*

------------------------------------
Delinquency*                 Percent
------------------------------------
0-29 days                    100.00%
------------------------------------
Total:                       100.00%
------------------------------------

* MBA method

--------------------------------------------------------------------------------

21.  Times 30 Days DLQ

------------------------------------
Times 30 Days DLQ            Percent
------------------------------------
0                             99.90%
------------------------------------
1                              0.10
------------------------------------

------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

22.  Convertible Flag

------------------------------------
Convertible Flag             Percent
------------------------------------
N                             99.89%
------------------------------------
Y                              0.11
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

23.  Prepayment Penalty Term

------------------------------------
Prepayment Penalty Term      Percent
------------------------------------
0                             99.10%
------------------------------------
36                             0.90
------------------------------------
Total:                       100.00%
------------------------------------

W.A.: 0.3 months
Lowest: 0 months
Highest: 36 months

--------------------------------------------------------------------------------

24.  Prepayment Penalty

------------------------------------
Prepayment Penalty           Percent
------------------------------------
2%ofPPAmnt>20%                 0.90%
------------------------------------
None                          99.10
------------------------------------

------------------------------------
Total:                       100.00%
------------------------------------

W.A.: 0.3 months
Lowest: 0 months
Highest: 36 months

--------------------------------------------------------------------------------

25.  Buydown Agreement

------------------------------------
Buydown Agreement            Percent
------------------------------------
N                            100.00%
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

26.  Cutoff Rollterm

------------------------------------
Cutoff Rollterm              Percent
------------------------------------
43 - 48                        0.06%
------------------------------------
49 - 54                        0.06
------------------------------------
55 - 60                       99.87
------------------------------------
Total:                       100.00%
------------------------------------

W.A.: 59.4 months
Lowest: 48 months
Highest: 60 months

--------------------------------------------------------------------------------

27. Original Term

------------------------------------
Original Term                Percent
------------------------------------

------------------------------------
120                            0.25%
------------------------------------
240                            0.25
------------------------------------
300                            0.17
------------------------------------
360                           99.32
------------------------------------
Total:                       100.00%
------------------------------------

W.A.: 359.0 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------

28.  Cut-Off Remaining Term

------------------------------------
Cut-Off Remaining Term       Percent
------------------------------------
115 - 120                      0.25%
------------------------------------
235 - 240                      0.25
------------------------------------
295 - 300                      0.17
------------------------------------
343 - 348                      0.06
------------------------------------
349 - 354                      0.06
------------------------------------
355 - 360                     99.20
------------------------------------
Total:                       100.00%
------------------------------------

W.A.: 358.4 months
Lowest: 119 months
Highest: 360 months

--------------------------------------------------------------------------------

29.  Cutoff Loan Age

------------------------------------
Cutoff Loan Age              Percent
------------------------------------
0                             40.45%
------------------------------------
1 - 6                         59.42
------------------------------------

------------------------------------
7 - 12                         0.13
------------------------------------
Total:                       100.00%
------------------------------------

W.A.: 0.6 months
Lowest: 0 months
Highest: 12 months

--------------------------------------------------------------------------------

30.  Gross Margin

------------------------------------
Gross Margin                 Percent
------------------------------------
2.250                        100.00%
------------------------------------
Total:                       100.00%
------------------------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

31.  Initial Cap (ARMs)

------------------------------------
Initial Cap (ARMs)           Percent
------------------------------------
5.000                        100.00%
------------------------------------
Total:                       100.00%
------------------------------------

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

--------------------------------------------------------------------------------

32.  Periodic Cap (ARMs)

------------------------------------
Periodic Cap (ARMs)         Percent
------------------------------------
2.000                        100.00%
------------------------------------
Total:                       100.00%
------------------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

33. Maximum Rate (ARMs)

------------------------------------
Maximum Rate (ARMs)         Percent
------------------------------------
8.000 or less                  0.07%
------------------------------------
8.001 - 9.000                  4.55
------------------------------------
9.001 - 10.000                70.47
------------------------------------
10.001 - 11.000               24.91
------------------------------------
Total:                       100.00%
------------------------------------

W.A.: 9.819%
Lowest: 8.000%
Highest: 11.000%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2003-K Group 1
                                    3-1 Arms
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $148,971,131.76
Loan Count: 297
Cut-off Date: 2003-11-01
Avg. Loan Balance: $501,586.30
Avg. Orig. Balance: $503,541.64
Accelerated Docs: 65.38%
W.A. FICO: 730
W.A. Orig. LTV: 71.08%
W.A. Cut-Off LTV: 70.93%
W.A. Gross Coupon: 4.469%
W.A. Net Coupon: 4.090%
W.A. Svcg Fee: 0.375%
W.A. Trustee Fee: 0.0035%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 OLTV: 1.41%
% over 100 OLTV: 0.00%
% with PMI: 1.41%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 23.73%
W.A. MI Adjusted LTV: 70.64%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.53%

--------------------------------------------------------------------------------

2. Original Balance

------------------------------------
Original Balance            Percent
------------------------------------

------------------------------------
<= 250,000                     0.16%
------------------------------------
250,001 - 350,000              4.10
------------------------------------
350,001 - 450,000             31.20
------------------------------------
450,001 - 550,000             28.22
------------------------------------
550,001 - 650,000             16.59
------------------------------------
650,001 - 750,000              7.48
------------------------------------
750,001 - 850,000              5.92
------------------------------------
850,001 - 950,000              3.01
------------------------------------
950,001 - 1,050,000            3.33
------------------------------------
Total:                       100.00%
------------------------------------

Average: $503,541.64
Lowest: $231,900.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

------------------------------------
Cut-Off Balance             Percent
------------------------------------
<= 250,000                     0.19%
------------------------------------
250,001 - 350,000              4.10
------------------------------------
350,001 - 450,000             31.46
------------------------------------
450,001 - 550,000             28.22
------------------------------------
550,001 - 650,000             16.29
------------------------------------
650,001 - 750,000              7.48
------------------------------------
750,001 - 850,000              5.92
------------------------------------
850,001 - 950,000              3.01
------------------------------------
950,001 - 1,050,000            3.33
------------------------------------
Total:                       100.00%
------------------------------------

Average: $501,586.30
Lowest: $57,604.16
Highest: $1,000,000.00

--------------------------------------------------------------------------------

4. Lien Position

------------------------------------
Lien Position               Percent
------------------------------------
1                            100.00%
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

5. Coupon

------------------------------------
Coupon                      Percent
------------------------------------
3.376 - 3.500                  0.74%
------------------------------------
3.501 - 3.625                  0.75
------------------------------------
3.626 - 3.750                  0.84
------------------------------------
3.751 - 3.875                  6.00
------------------------------------
3.876 - 4.000                  6.83
------------------------------------
4.001 - 4.125                  6.46
------------------------------------
4.126 - 4.250                 11.81
------------------------------------
4.251 - 4.375                 10.63
------------------------------------
4.376 - 4.500                 15.68
------------------------------------
4.501 - 4.625                 10.96
------------------------------------
4.626 - 4.750                 14.94
------------------------------------
4.751 - 4.875                  7.95
------------------------------------
4.876 - 5.000                  2.93
------------------------------------
5.001 - 5.125                  1.55
------------------------------------
5.126 - 5.250                  0.74
------------------------------------
5.501 - 5.625                  0.53
------------------------------------
6.001 - 6.125                  0.67
------------------------------------

------------------------------------
Total:                       100.00%
------------------------------------

W.A.: 4.469
Lowest: 3.500
Highest: 6.125

--------------------------------------------------------------------------------

6. Credit Score

------------------------------------
Credit Score                Percent
------------------------------------
800 - 849                      1.14%
------------------------------------
750 - 799                     38.06
------------------------------------
700 - 749                     36.35
------------------------------------
650 - 699                     20.47
------------------------------------
600 - 649                      3.97
------------------------------------
Total:                       100.00%
------------------------------------

W.A.: 730
Lowest: 624
Highest: 810

--------------------------------------------------------------------------------

7. PMI Providers

------------------------------------
PMI Providers               Percent
------------------------------------
NONE                          98.59%
------------------------------------
RMIC                           0.58
------------------------------------
PMIC                           0.30
------------------------------------
UGRIC                          0.28
------------------------------------
GEMIC                          0.26
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

8. Product Type

------------------------------------
Product Type                Percent
------------------------------------
3/27 12 MO LIBOR              99.17%
------------------------------------
3/17 12 MO LIBOR               0.49
------------------------------------
3/12 12 MO LIBOR               0.34
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

9. Index

------------------------------------
Index                       Percent
------------------------------------
12ML                         100.00%
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

10. Loan Purpose

------------------------------------
Loan Purpose                Percent
------------------------------------
Refinance-Rate/Term           46.77%
------------------------------------
Purchase                      39.27
------------------------------------
Refinance-Cashout             13.96
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

11. Loan Type

------------------------------------
Loan Type                   Percent
------------------------------------
Conventional                 100.00%
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

12. Property Type

------------------------------------
Property Type               Percent
------------------------------------
SFR                           65.21%
------------------------------------
PUD Detach                    18.51
------------------------------------
Condo                         11.52
------------------------------------
PUD Attach                     2.16
------------------------------------
2-Family                       1.12
------------------------------------
4-Family                       0.98
------------------------------------
3-Family                       0.49
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

------------------------------------
Occupancy Status            Percent
------------------------------------
Primary                       90.85%
------------------------------------
Secondary                      7.04
------------------------------------
Investor                       2.11
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

14. Documentation

------------------------------------
Documentation               Percent
------------------------------------
Rapid                         48.72%
------------------------------------
Standard                      34.62
------------------------------------
Reduced                       12.93
------------------------------------
All Ready Home                 3.73
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

15. State

------------------------------------
State                       Percent
------------------------------------
California                    66.93%
------------------------------------
Florida                        5.91
------------------------------------
Illinois                       4.85
------------------------------------
Colorado                       4.46
------------------------------------
Nevada                         2.44
------------------------------------
Other                         15.41
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

16. California

------------------------------------
California                  Percent
------------------------------------
Northern California           74.87%
------------------------------------
Southern California           25.13
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

17. Zip Code

------------------------------------
Zip Code                    Percent
------------------------------------
95129                          1.53%
------------------------------------
94404                          1.53
------------------------------------
34145                          1.26
------------------------------------
95125                          1.24
------------------------------------
94062                          1.23
------------------------------------
Other                         93.21
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

18. Convertible Flag

------------------------------------
Convertible Flag            Percent
------------------------------------
N                            100.00%
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

19. Buydown Agreement

------------------------------------
Buydown Agreement           Percent
------------------------------------
N                            100.00%
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

20. OLTV

------------------------------------
OLTV                        Percent
------------------------------------
20.01 - 25.00                  0.34%
------------------------------------
30.01 - 35.00                  0.76
------------------------------------
35.01 - 40.00                  0.33
------------------------------------
40.01 - 45.00                  2.78
------------------------------------
45.01 - 50.00                  3.58
------------------------------------
50.01 - 55.00                  3.59
------------------------------------
55.01 - 60.00                  4.93
------------------------------------
60.01 - 65.00                 10.86
------------------------------------
65.01 - 70.00                  9.28
------------------------------------
70.01 - 75.00                 14.69
------------------------------------
75.01 - 80.00                 47.44
------------------------------------
80.01 - 85.00                  0.24
------------------------------------
85.01 - 90.00                  0.92
------------------------------------
90.01 - 95.00                  0.26
------------------------------------
Total:                       100.00%
------------------------------------

W.A.: 71.08%
Lowest: 23.53%
Highest: 95.00%

--------------------------------------------------------------------------------

21. Cut-Off LTV

------------------------------------
Cut-Off LTV                 Percent
------------------------------------
<= 20.00                       0.04%
------------------------------------
20.01 - 25.00                  0.34
------------------------------------
30.01 - 35.00                  0.76
------------------------------------
35.01 - 40.00                  0.33
------------------------------------
40.01 - 45.00                  2.78
------------------------------------
45.01 - 50.00                  3.58
------------------------------------
50.01 - 55.00                  3.59
------------------------------------
55.01 - 60.00                  4.93
------------------------------------
60.01 - 65.00                 10.86
------------------------------------
65.01 - 70.00                  9.58
------------------------------------
70.01 - 75.00                 14.94
------------------------------------
75.01 - 80.00                 46.90
------------------------------------
80.01 - 85.00                  0.24
------------------------------------
85.01 - 90.00                  0.88
------------------------------------
90.01 - 95.00                  0.26
------------------------------------
Total:                       100.00%
------------------------------------

W.A.: 70.93%
Lowest: 14.08%
Highest: 95.00%

--------------------------------------------------------------------------------

22. Delinquency*

------------------------------------
Delinquency*                Percent
------------------------------------
0-29 days                    100.00%
------------------------------------
Total:                       100.00%
------------------------------------

* MBA method

--------------------------------------------------------------------------------

23. Times 30 Days DLQ

------------------------------------
Times 30 Days DLQ           Percent
------------------------------------
0                            100.00%
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

24. Original Term

------------------------------------
Original Term               Percent
------------------------------------
180                            0.34%
------------------------------------
240                            0.49
------------------------------------
360                           99.17
------------------------------------
Total:                       100.00%
------------------------------------

W.A.: 358.8 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

25. Cut-Off Remaining Term

------------------------------------
Cut-Off Remaining Term      Percent
------------------------------------
175 - 180                      0.34%
------------------------------------
235 - 240                      0.49
------------------------------------
355 - 360                     99.17
------------------------------------
Total:                       100.00%
------------------------------------

W.A.: 358.1 months
Lowest: 179 months
Highest: 360 months

--------------------------------------------------------------------------------

26. Cutoff Loan Age

------------------------------------
Cutoff Loan Age             Percent
------------------------------------
0                             35.79%
------------------------------------
1 - 6                         64.21
------------------------------------
Total:                       100.00%
------------------------------------

W.A.: 0.7 months
Lowest: 0 months
Highest: 4 months

--------------------------------------------------------------------------------

27. Gross Margin

------------------------------------
Gross Margin                Percent
------------------------------------
2.250                        100.00%
------------------------------------
Total:                       100.00%
------------------------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

28. Initial Cap (ARMs)

------------------------------------
Initial Cap (ARMs)          Percent
------------------------------------
2.000                        100.00%
------------------------------------

------------------------------------
Total:                      100.00%
------------------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

29. Periodic Cap (ARMs)

------------------------------------
Periodic Cap (ARMs)         Percent
------------------------------------
2.000                        100.00%
------------------------------------
Total:                       100.00%
------------------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

30. Maximum Rate (ARMs)

------------------------------------
Maximum Rate (ARMs)         Percent
------------------------------------
9.001 - 10.000                15.16%
------------------------------------
10.001 - 11.000               81.35
------------------------------------
11.001 - 12.000                2.82
------------------------------------
12.001 - 13.000                0.67
------------------------------------
Total:                       100.00%
------------------------------------

W.A.: 10.469%
Lowest: 9.500%
Highest: 12.125%

--------------------------------------------------------------------------------

31. Cutoff Rollterm

------------------------------------
Cutoff Rollterm             Percent
------------------------------------
31 - 36                      100.00%
------------------------------------
Total:                       100.00%
------------------------------------

W.A.: 35.3 months
Lowest: 32 months
Highest: 36 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                  BoAMS 2003-K
                                 Total Combined

1. Original Balance

----------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number      Aggregate     of Loans     Average                                  W.A.        W.A.
                           of         Current         by       Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
                        Mortgage     Principal    Principal    Principal    Gross    FICO   Original   Term to     Term to    Loan
Original Balance          Loans       Balance      Balance      Balance    Coupon   Score      LTV     Maturity    Maturity    Age
----------------------------------------------------------------------------------------------------------------------------------
<= 250,000                     2   $    372,620        0.05%  $  186,310    4.878%    716      79.98%       360         360      0
----------------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000             99     33,473,114        4.64      338,385    4.892     731      71.32        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
350,001 - 450,000            533    213,392,378       29.59      401,362    4.780     730      72.63        359         359      1
----------------------------------------------------------------------------------------------------------------------------------
450,001 - 550,000            354    176,302,929       24.44      498,394    4.764     734      69.96        359         359      1
----------------------------------------------------------------------------------------------------------------------------------
550,001 - 650,000            187    111,828,511       15.50      599,029    4.766     734      69.41        358         357      1
----------------------------------------------------------------------------------------------------------------------------------
650,001 - 750,000            105     73,866,013       10.24      704,162    4.704     727      66.91        356         356      1
----------------------------------------------------------------------------------------------------------------------------------
750,001 - 850,000             34     26,940,970        3.74      793,572    4.671     738      65.22        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
850,001 - 950,000             34     30,518,448        4.23      898,136    4.764     738      67.45        356         356      1
----------------------------------------------------------------------------------------------------------------------------------
950,001 - 1,050,000           40     39,592,880        5.49      990,323    4.755     739      59.16        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
1,050,001 - 1,150,000          8      8,790,775        1.22    1,099,500    4.615     738      60.41        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
1,150,001 - 1,250,000          5      6,166,910        0.86    1,235,000    5.067     722      57.19        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
Total:                     1,401   $721,245,549      100.00%  $  515,551    4.765%    732      69.32%       359         358      1
----------------------------------------------------------------------------------------------------------------------------------

Average: $515,551.34
Lowest: $140,720.00
Highest: $1,250,000.00

2. Gross Coupon

---------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number      Aggregate     of Loans    Average                                 W.A.        W.A.
                           of         Current         by      Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
                        Mortgage     Principal    Principal   Principal    Gross    FICO   Original   Term to     Term to    Loan
Gross Coupon              Loans       Balance      Balance     Balance    Coupon   Score      LTV     Maturity    Maturity    Age
---------------------------------------------------------------------------------------------------------------------------------
2.876 - 3.000                  1   $    370,363        0.05%   $371,000    3.000%    807      86.48%       360         359      1
---------------------------------------------------------------------------------------------------------------------------------
3.001 - 3.125                  2      1,057,064        0.15     529,008    3.125     730      66.77        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
3.251 - 3.375                  4      2,758,928        0.38     691,019    3.375     779      54.48        360         359      1
---------------------------------------------------------------------------------------------------------------------------------

3.376 - 3.500                  4      1,822,642        0.25     456,800    3.500     717      82.83        360         358      2
---------------------------------------------------------------------------------------------------------------------------------
3.501 - 3.625                  6      2,761,639        0.38     460,983    3.625     686      75.86        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
3.626 - 3.750                 10      4,189,174        0.58     419,287    3.750     711      73.55        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
3.751 - 3.875                 35     17,855,958        2.48     512,569    3.875     739      67.04        355         354      1
---------------------------------------------------------------------------------------------------------------------------------
3.876 - 4.000                 35     17,160,995        2.38     490,758    4.000     728      65.87        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.125                 43     24,132,718        3.35     561,754    4.125     731      64.88        354         353      1
---------------------------------------------------------------------------------------------------------------------------------
4.126 - 4.250                 66     35,625,476        4.94     540,387    4.250     736      68.49        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
4.251 - 4.375                 76     38,960,066        5.40     518,880    4.375     728      68.15        351         351      1
---------------------------------------------------------------------------------------------------------------------------------
4.376 - 4.500                143     74,422,758       10.32     520,784    4.500     737      71.03        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
4.501 - 4.625                128     65,213,693        9.04     509,901    4.625     736      70.15        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
4.626 - 4.750                203    110,082,708       15.26     542,627    4.750     739      67.86        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
4.751 - 4.875                200    103,466,148       14.35     517,740    4.875     731      68.13        359         359      1
---------------------------------------------------------------------------------------------------------------------------------
4.876 - 5.000                126     63,017,693        8.74     500,433    5.000     726      68.48        359         359      1
---------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.125                 80     39,684,390        5.50     496,419    5.125     724      73.56        357         356      1
---------------------------------------------------------------------------------------------------------------------------------
5.126 - 5.250                 70     37,626,057        5.22     537,795    5.250     732      68.79        359         359      1
---------------------------------------------------------------------------------------------------------------------------------
5.251 - 5.375                 54     25,092,438        3.48     464,989    5.375     737      74.19        359         358      1
---------------------------------------------------------------------------------------------------------------------------------
5.376 - 5.500                 43     21,245,255        2.95     494,349    5.500     730      73.63        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
5.501 - 5.625                 20     10,386,978        1.44     519,594    5.625     724      72.04        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
5.626 - 5.750                 31     13,638,618        1.89     440,105    5.750     717      70.71        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
5.751 - 5.875                 13      6,681,484        0.93     514,291    5.875     727      67.03        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
5.876 - 6.000                  3      1,449,500        0.20     483,167    6.000     708      75.91        360         360      0
---------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.125                  4      2,151,248        0.30     538,231    6.125     706      72.37        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
6.251 - 6.375                  1        391,557        0.05     391,920    6.375     676      80.00        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
Total:                     1,401   $721,245,549      100.00%   $515,551    4.765%    732      69.32%       359         358      1
---------------------------------------------------------------------------------------------------------------------------------

W.A.: 4.765%
Lowest: 3.000%
Highest: 6.375%

3. Credit Score

---------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number      Aggregate     of Loans    Average                                  W.A.       W.A.
                           of         Current         by      Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
                        Mortgage     Principal    Principal   Principal    Gross    FICO   Original   Term to     Term to    Loan
Credit Score              Loans       Balance      Balance     Balance    Coupon   Score      LTV     Maturity    Maturity    Age
---------------------------------------------------------------------------------------------------------------------------------
825 - 849                      1   $    557,929        0.08%   $558,600    5.000%    837      39.90%       360         359      1
---------------------------------------------------------------------------------------------------------------------------------

800 - 824                     28     13,233,138        1.83     473,053    4.624     808      67.09        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
775 - 799                    221    114,132,754       15.82     517,278    4.725     785      66.43        359         358      1
---------------------------------------------------------------------------------------------------------------------------------
750 - 774                    311    162,292,264       22.50     523,338    4.770     763      69.16        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
725 - 749                    269    140,147,916       19.43     521,392    4.783     738      71.20        359         359      1
---------------------------------------------------------------------------------------------------------------------------------
700 - 724                    234    121,719,539       16.88     520,531    4.747     712      68.86        358         358      1
---------------------------------------------------------------------------------------------------------------------------------
675 - 699                    151     76,304,733       10.58     505,733    4.780     688      70.72        357         356      1
---------------------------------------------------------------------------------------------------------------------------------
650 - 674                    122     60,703,219        8.42     498,422    4.806     664      69.51        357         357      1
---------------------------------------------------------------------------------------------------------------------------------
625 - 649                     50     25,108,491        3.48     502,520    4.804     638      72.10        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
600 - 624                      7      3,270,351        0.45     467,479    5.116     622      67.07        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
N/A                            7      3,775,215        0.52     539,505    4.679       0      72.82        360         360      0
---------------------------------------------------------------------------------------------------------------------------------
Total:                     1,401   $721,245,549      100.00%   $515,551    4.765%    732      69.32%       359         358      1
---------------------------------------------------------------------------------------------------------------------------------

W.A.: 732
Lowest: 621
Highest: 837

4. Index

---------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number      Aggregate     of Loans    Average                                 W.A.        W.A.
                           of         Current         by      Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
                        Mortgage     Principal    Principal   Principal    Gross    FICO   Original   Term to     Term to    Loan
Index                     Loans       Balance      Balance     Balance    Coupon   Score      LTV     Maturity    Maturity    Age
---------------------------------------------------------------------------------------------------------------------------------
12ML                       1,401   $721,245,549      100.00%   $515,551    4.765%    732      69.32%       359         358      1
---------------------------------------------------------------------------------------------------------------------------------
Total:                     1,401   $721,245,549      100.00%   $515,551    4.765%    732      69.32%       359         358      1
---------------------------------------------------------------------------------------------------------------------------------

5. Loan Purpose

---------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number      Aggregate     of Loans    Average                                 W.A.        W.A.
                           of         Current         by      Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
                        Mortgage     Principal    Principal   Principal    Gross    FICO   Original   Term to     Term to    Loan
Loan Purpose              Loans       Balance      Balance     Balance    Coupon   Score      LTV     Maturity    Maturity    Age
---------------------------------------------------------------------------------------------------------------------------------
Refinance-Rate/Term          623   $327,091,983       45.35%   $525,632    4.714%    729      64.28%       358         357      1
---------------------------------------------------------------------------------------------------------------------------------
Purchase                     602    309,373,662       42.89     514,880    4.800     739      76.06        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
Refinance-Cashout            176     84,779,903       11.75     482,166    4.841     721      64.14        358         358      1
---------------------------------------------------------------------------------------------------------------------------------
Total:                     1,401   $721,245,549      100.00%   $515,551    4.765%    732      69.32%       359         358      1
---------------------------------------------------------------------------------------------------------------------------------

6. Property Type

---------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number      Aggregate     of Loans    Average                                 W.A.        W.A.
                           of         Current         by      Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
                        Mortgage     Principal    Principal   Principal    Gross    FICO   Original   Term to     Term to    Loan
Property Type             Loans       Balance      Balance     Balance    Coupon   Score      LTV     Maturity    Maturity    Age
---------------------------------------------------------------------------------------------------------------------------------
SFR                          922   $478,044,605       66.28%   $519,423    4.772%    732      68.63%       359         358      1
---------------------------------------------------------------------------------------------------------------------------------
PUD Detach                   284    148,057,600       20.53     521,734    4.713     730      69.13        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
Condo                        155     75,200,324       10.43     485,493    4.818     736      73.24        358         358      1
---------------------------------------------------------------------------------------------------------------------------------
PUD Attach                    23     10,281,858        1.43     447,243    4.740     739      74.30        360         360      0
---------------------------------------------------------------------------------------------------------------------------------
2-Family                      10      5,702,094        0.79     570,700    4.928     742      69.62        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
3-Family                       4      2,037,926        0.28     509,725    4.880     752      70.61        360         360      0
---------------------------------------------------------------------------------------------------------------------------------
4-Family                       2      1,461,735        0.20     731,500    4.830     764      69.56        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
Co-Op                          1        459,408        0.06     460,000    4.625     729      80.00        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
Total:                     1,401   $721,245,549      100.00%   $515,551    4.765%    732      69.32%       359         358      1
---------------------------------------------------------------------------------------------------------------------------------

7. Occupancy Status

---------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number      Aggregate     of Loans    Average                                 W.A.        W.A.
                           of         Current         by      Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
                        Mortgage     Principal    Principal   Principal    Gross    FICO   Original   Term to     Term to    Loan
Occupancy Status          Loans       Balance      Balance     Balance    Coupon   Score      LTV     Maturity    Maturity    Age
---------------------------------------------------------------------------------------------------------------------------------
Primary                    1,298   $667,782,308       92.59%   $515,244    4.750%    732      69.41%       359         358      1
---------------------------------------------------------------------------------------------------------------------------------
Secondary                     87     46,309,056        6.42     532,665    4.914     741      67.40        354         353      1
---------------------------------------------------------------------------------------------------------------------------------
Investor                      16      7,154,184        0.99     447,444    5.250     739      73.70        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
Total:                     1,401   $721,245,549      100.00%   $515,551    4.765%    732      69.32%       359         358      1
---------------------------------------------------------------------------------------------------------------------------------

8. Geographic Distribution

---------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number      Aggregate     of Loans    Average                                 W.A.        W.A.
                           of         Current         by      Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
Geographic              Mortgage     Principal    Principal   Principal    Gross    FICO   Original   Term to     Term to    Loan
Distribution              Loans       Balance      Balance     Balance    Coupon   Score      LTV     Maturity    Maturity    Age
---------------------------------------------------------------------------------------------------------------------------------
California                   921   $479,951,296       66.54%   $521,649    4.778%    734      68.70%       359         359      1
---------------------------------------------------------------------------------------------------------------------------------
Florida                       75     37,971,764        5.26     506,653    4.754     724      69.97        353         352      1
---------------------------------------------------------------------------------------------------------------------------------

Illinois                      44     23,579,228        3.27     543,206    4.738     730      71.58        360         360      0
---------------------------------------------------------------------------------------------------------------------------------
Colorado                      34     19,604,766        2.72     576,857    4.736     735      71.30        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
Maryland                      36     17,572,112        2.44     488,519    4.680     721      72.37        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
Virginia                      35     15,948,433        2.21     457,892    4.686     735      67.02        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
Georgia                       32     15,302,022        2.12     478,609    4.694     731      73.63        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
Nevada                        25     14,662,387        2.03     586,897    4.905     735      63.21        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
North Carolina                27     13,536,048        1.88     501,696    4.657     726      72.40        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
Texas                         31     13,323,977        1.85     430,247    4.552     715      72.55        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
Washington                    18      8,442,546        1.17     469,353    4.812     746      73.53        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
Arizona                       16      7,843,690        1.09     490,944    4.592     726      67.95        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
District of Columbia          14      7,285,071        1.01     520,764    4.769     745      64.94        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
South Carolina                15      6,928,452        0.96     462,346    4.939     703      68.98        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
New York                      13      6,385,766        0.89     491,402    5.029     749      66.43        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
Massachusetts                 12      5,853,224        0.81     488,167    4.840     748      76.89        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
Missouri                       6      3,224,993        0.45     538,020    4.887     711      76.85        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
New Mexico                     6      2,720,401        0.38     453,759    5.177     747      76.10        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
Minnesota                      6      2,430,823        0.34     405,483    4.743     731      75.68        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
Connecticut                    4      2,399,410        0.33     600,250    4.605     735      69.79        348         348      0
---------------------------------------------------------------------------------------------------------------------------------
Other                         31     16,279,140        2.26     525,524    4.676     726      70.90        349         349      1
---------------------------------------------------------------------------------------------------------------------------------
Total:                     1,401   $721,245,549      100.00%   $515,551    4.765%    732      69.32%       359         358      1
---------------------------------------------------------------------------------------------------------------------------------

9. County Distribution

---------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number      Aggregate     of Loans    Average                                 W.A.        W.A.
                           of         Current         by      Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
                        Mortgage     Principal    Principal   Principal    Gross    FICO   Original   Term to     Term to    Loan
County Distribution       Loans       Balance      Balance     Balance    Coupon   Score      LTV     Maturity    Maturity    Age
---------------------------------------------------------------------------------------------------------------------------------
Santa Clara                  180   $ 93,620,124       12.98%   $521,003    4.699%    737      68.87%       360        359       1
---------------------------------------------------------------------------------------------------------------------------------
Los Angeles                  134     69,433,081        9.63     518,563    4.812     725      66.37        360        359       1
---------------------------------------------------------------------------------------------------------------------------------
San Mateo                     93     48,171,490        6.68     518,319    4.732     726      69.13        358        358       1
---------------------------------------------------------------------------------------------------------------------------------
Orange                        90     47,823,821        6.63     531,882    4.799     732      67.79        357        356       1
---------------------------------------------------------------------------------------------------------------------------------
San Diego                     79     41,556,619        5.76     526,291    4.762     727      68.89        360        359       1
---------------------------------------------------------------------------------------------------------------------------------
Alameda                       85     41,187,166        5.71     485,050    4.807     736      73.58        360        359       1
---------------------------------------------------------------------------------------------------------------------------------
San Francisco                 61     34,441,272        4.78     565,100    4.800     742      71.37        355        355       1
---------------------------------------------------------------------------------------------------------------------------------
Contra Costa                  54     27,448,212        3.81     508,666    4.781     738      69.73        360        359       1
---------------------------------------------------------------------------------------------------------------------------------

Cook                          25     13,742,088        1.91     550,027    4.731     727      71.26        360        359       1
---------------------------------------------------------------------------------------------------------------------------------
Marin                         20     12,529,610        1.74     628,424    4.817     747      61.41        360        359       1
---------------------------------------------------------------------------------------------------------------------------------
Other                        580    291,292,064       40.39     503,244    4.764     732      69.87        358        358       1
---------------------------------------------------------------------------------------------------------------------------------
Total:                     1,401   $721,245,549      100.00%   $515,551    4.765%    732      69.32%       359        358       1
---------------------------------------------------------------------------------------------------------------------------------

10. Original LTV

---------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number      Aggregate     of Loans    Average                                 W.A.        W.A.
                           of         Current         by      Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
                        Mortgage     Principal    Principal   Principal    Gross    FICO   Original   Term to     Term to    Loan
Original LTV              Loans       Balance      Balance     Balance    Coupon   Score      LTV     Maturity    Maturity    Age
---------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                  2   $    898,399        0.12%   $449,500    4.944%    724      19.55%       360         359      1
---------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                  8      4,578,244        0.63     573,144    4.586     750      23.12        329         329      1
---------------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00                 13      8,372,609        1.16     645,237    4.825     743      27.55        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                 18     10,650,831        1.48     592,097    4.720     746      32.22        352         351      1
---------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                 18      8,671,311        1.20     482,395    4.661     757      38.70        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                 32     19,455,468        2.70     608,559    4.688     734      42.65        354         353      1
---------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                 50     28,100,809        3.90     563,052    4.693     753      48.10        356         355      1
---------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                 51     27,957,852        3.88     548,798    4.706     729      53.05        359         358      1
---------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                 72     40,809,544        5.66     567,433    4.760     731      57.87        355         354      1
---------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                133     73,141,770       10.14     550,326    4.694     730      62.88        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                126     69,292,022        9.61     550,244    4.735     727      68.16        359         359      1
---------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                189    102,171,158       14.17     541,278    4.799     728      73.36        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                656    314,088,588       43.55     479,274    4.798     733      79.43        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                  4      1,601,565        0.22     400,790    4.617     717      82.83        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                 21      8,531,379        1.18     421,281    4.816     721      89.35        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                  8      2,923,998        0.41     365,603    4.977     722      94.80        360         360      0
---------------------------------------------------------------------------------------------------------------------------------
Total:                     1,401   $721,245,549      100.00%   $515,551    4.765%    732      69.32%       359         358      1
---------------------------------------------------------------------------------------------------------------------------------

W.A.: 69.32%
Lowest: 19.23%
Highest: 95.00%

11. Original Term

---------------------------------------------------------------------------------------------------------------------------------
                         Number      Aggregate     Percent     Average                                 W.A.        W.A.

                                                   of Loans
                           of         Current         by      Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
                        Mortgage     Principal    Principal   Principal    Gross    FICO   Original   Term to     Term to    Loan
Original Term             Loans       Balance      Balance     Balance    Coupon   Score      LTV     Maturity    Maturity    Age
---------------------------------------------------------------------------------------------------------------------------------
120                            2   $  1,308,875        0.18%   $658,850    4.264%    731      41.39%       120         119      1
---------------------------------------------------------------------------------------------------------------------------------
180                            2      1,149,608        0.16     576,960    5.016     689      63.10        180         179      1
---------------------------------------------------------------------------------------------------------------------------------
240                            4      2,450,303        0.34     613,938    4.323     702      45.99        240         239      1
---------------------------------------------------------------------------------------------------------------------------------
300                            2        916,280        0.13     458,875    5.315     724      66.70        300         299      1
---------------------------------------------------------------------------------------------------------------------------------
360                        1,391    715,420,482       99.19     515,056    4.767     732      69.46        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
Total:                     1,401   $721,245,549      100.00%   $515,551    4.765%    732      69.32%       359         358      1
---------------------------------------------------------------------------------------------------------------------------------

W.A.: 358.8 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2003-K Group 2
              5-1 ARMS & Net 5's with and without Prepay Penalties

1. Original Balance

----------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number      Aggregate     of Loans     Average                                  W.A.        W.A.
                           of         Current         by        Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                        Mortgage     Principal    Principal    Principal    Gross    FICO   Original    Term to     Term to   Loan
Original Balance          Loans       Balance      Balance      Balance    Coupon   Score      LTV     Maturity    Maturity    Age
----------------------------------------------------------------------------------------------------------------------------------
<= 250,000                     1   $    140,720        0.03%  $  140,720    5.500%    773      80.00%       360         359      1
----------------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000             76     25,654,207        4.90      337,825    4.921     728      70.51        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
350,001 - 450,000            377    151,205,554       28.86      401,497    4.837     729      72.31        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
450,001 - 550,000            252    125,338,901       23.92      497,693    4.853     735      69.80        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
550,001 - 650,000            130     77,531,447       14.80      596,812    4.818     736      69.71        358         358      1
----------------------------------------------------------------------------------------------------------------------------------
650,001 - 750,000             82     57,763,032       11.02      705,011    4.734     726      66.23        357         356      1
----------------------------------------------------------------------------------------------------------------------------------
750,001 - 850,000             21     16,571,465        3.16      789,640    4.691     739      64.25        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
850,001 - 950,000             28     25,103,201        4.79      897,022    4.807     736      67.96        355         355      1
----------------------------------------------------------------------------------------------------------------------------------
950,001 - 1,050,000           30     29,704,397        5.67      990,395    4.757     740      59.96        360         360      0
----------------------------------------------------------------------------------------------------------------------------------
1,050,001 - 1,150,000          8      8,790,775        1.68    1,099,500    4.615     738      60.41        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
1,150,001 - 1,250,000          5      6,166,910        1.18    1,235,000    5.067     722      57.19        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
Total:                     1,010   $523,970,609      100.00%  $  519,185    4.819%    733      69.03%       359         358      1
----------------------------------------------------------------------------------------------------------------------------------

Average: $519,184.91
Lowest: $140,720.00
Highest: $1,250,000.00

2. Gross Coupon

---------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number      Aggregate     of Loans    Average                                  W.A.        W.A.
                           of         Current         by       Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                        Mortgage     Principal    Principal   Principal    Gross    FICO   Original    Term to     Term to   Loan
Gross Coupon              Loans       Balance      Balance     Balance    Coupon   Score      LTV     Maturity    Maturity    Age
---------------------------------------------------------------------------------------------------------------------------------
2.876 - 3.000                  1   $    370,363        0.07%   $371,000    3.000%    807      86.48%       360         359      1
---------------------------------------------------------------------------------------------------------------------------------
3.001 - 3.125                  2      1,057,064        0.20     529,008    3.125     730      66.77        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
3.251 - 3.375                  4      2,758,928        0.53     691,019    3.375     779      54.48        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
3.376 - 3.500                  2        714,567        0.14     357,600    3.500     657      87.22        360         359      1
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
3.501 - 3.625                  2        806,756        0.15     404,000    3.625     690      76.35        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
3.626 - 3.750                  7      2,939,115        0.56     420,223    3.750     711      74.56        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
3.751 - 3.875                 17      8,563,647        1.63     507,868    3.875     749      72.15        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
3.876 - 4.000                 15      6,980,849        1.33     465,697    4.000     734      66.73        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.125                 25     14,513,957        2.77     581,130    4.125     724      61.90        350         350      1
---------------------------------------------------------------------------------------------------------------------------------
4.126 - 4.250                 28     17,051,633        3.25     609,819    4.250     733      65.99        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
4.251 - 4.375                 44     22,730,751        4.34     517,155    4.375     721      67.72        347         347      1
---------------------------------------------------------------------------------------------------------------------------------
4.376 - 4.500                 90     47,547,054        9.07     528,563    4.500     743      70.55        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
4.501 - 4.625                 94     48,397,736        9.24     515,253    4.625     736      69.34        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
4.626 - 4.750                150     83,339,196       15.91     555,881    4.750     741      66.30        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
4.751 - 4.875                164     84,497,348       16.13     515,603    4.875     729      67.65        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
4.876 - 5.000                103     51,174,990        9.77     497,092    5.000     725      69.90        359         358      1
---------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.125                 67     33,324,921        6.36     497,694    5.125     731      73.86        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
5.126 - 5.250                 61     33,154,584        6.33     543,779    5.250     733      68.06        359         359      1
---------------------------------------------------------------------------------------------------------------------------------
5.251 - 5.375                 47     21,947,987        4.19     467,285    5.375     737      74.74        359         358      1
---------------------------------------------------------------------------------------------------------------------------------
5.376 - 5.500                 35     17,288,321        3.30     494,193    5.500     721      73.42        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
5.501 - 5.625                 14      7,529,991        1.44     538,105    5.625     718      72.39        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
5.626 - 5.750                 25     10,847,083        2.07     434,030    5.750     716      70.43        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
5.751 - 5.875                 10      4,984,266        0.95     498,684    5.875     715      70.39        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
5.876 - 6.000                  3      1,449,500        0.28     483,167    6.000     708      75.91        360         360      0
---------------------------------------------------------------------------------------------------------------------------------
Total:                     1,010   $523,970,609      100.00%   $519,185    4.819%    733      69.03%       359         358      1
---------------------------------------------------------------------------------------------------------------------------------

W.A.: 4.819%
Lowest: 3.000%
Highest: 6.000%

3. Credit Score

---------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number      Aggregate     of Loans    Average                                  W.A.        W.A.
                           of         Current         by       Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                        Mortgage     Principal    Principal   Principal    Gross    FICO   Original    Term to     Term to   Loan
Credit Score              Loans       Balance      Balance     Balance    Coupon   Score      LTV     Maturity    Maturity    Age
---------------------------------------------------------------------------------------------------------------------------------
825 - 849                      1   $    557,929        0.11%   $558,600    5.000%    837      39.90%       360         359      1
---------------------------------------------------------------------------------------------------------------------------------
800 - 824                     23     11,186,993        2.14     486,688    4.613     808      68.39        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
775 - 799                    160     82,262,935       15.70     514,474    4.756     785      65.61        358         358      1
---------------------------------------------------------------------------------------------------------------------------------
750 - 774                    219    116,322,798       22.20     531,540    4.818     762      68.94        360         359      1

---------------------------------------------------------------------------------------------------------------------------------
725 - 749                    192    101,552,644       19.38     529,255    4.864     739      70.91        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
700 - 724                    173     90,431,524       17.26     523,061    4.799     712      68.30        359         358      1
---------------------------------------------------------------------------------------------------------------------------------
675 - 699                    106     53,801,217       10.27     507,917    4.862     688      70.19        355         355      1
---------------------------------------------------------------------------------------------------------------------------------
650 - 674                     86     42,773,909        8.16     498,407    4.854     664      70.56        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
625 - 649                     37     18,434,624        3.52     498,476    4.857     637      72.14        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
600 - 624                      6      2,870,820        0.55     478,725    5.115     622      65.28        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
N/A                            7      3,775,215        0.72     539,505    4.679       0      72.82        360         360      0
---------------------------------------------------------------------------------------------------------------------------------
Total:                     1,010   $523,970,609      100.00%   $519,185    4.819%    733      69.03%       359         358      1
---------------------------------------------------------------------------------------------------------------------------------

W.A.: 733
Lowest: 621
Highest: 837

4. Index

---------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number      Aggregate     of Loans    Average                                  W.A.        W.A.
                           of         Current         by       Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                        Mortgage     Principal    Principal   Principal    Gross    FICO   Original    Term to     Term to   Loan
Index                     Loans       Balance      Balance     Balance    Coupon   Score      LTV     Maturity    Maturity    Age
---------------------------------------------------------------------------------------------------------------------------------
12ML                       1,010   $523,970,609      100.00%   $519,185    4.819%    733      69.03%       359         358      1
---------------------------------------------------------------------------------------------------------------------------------
Total:                     1,010   $523,970,609      100.00%   $519,185    4.819%    733      69.03%       359         358      1
---------------------------------------------------------------------------------------------------------------------------------

5. Loan Purpose

---------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number      Aggregate     of Loans    Average                                  W.A.        W.A.
                           of         Current         by       Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                        Mortgage     Principal    Principal   Principal    Gross    FICO   Original    Term to     Term to   Loan
Loan Purpose              Loans       Balance      Balance     Balance    Coupon   Score      LTV     Maturity    Maturity    Age
---------------------------------------------------------------------------------------------------------------------------------
Purchase                     453   $235,984,838       45.04%   $521,174    4.833%    740      75.80%       360         359      1
---------------------------------------------------------------------------------------------------------------------------------
Refinance-Rate/Term          433    228,872,694       43.68     529,187    4.778     728      63.52        358         357      1
---------------------------------------------------------------------------------------------------------------------------------
Refinance-Cashout            124     59,113,077       11.28     476,992    4.923     719      63.32        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
Total:                     1,010   $523,970,609      100.00%   $519,185    4.819%    733      69.03%       359         358      1
---------------------------------------------------------------------------------------------------------------------------------

6. Property Type

---------------------------------------------------------------------------------------------------------------------------------

                         Number      Aggregate     Percent     Average                                  W.A.        W.A.

                                                   of Loans
                           of         Current         by       Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                        Mortgage     Principal    Principal   Principal    Gross    FICO   Original    Term to     Term to   Loan
Property Type             Loans       Balance      Balance     Balance    Coupon   Score      LTV     Maturity    Maturity    Age
---------------------------------------------------------------------------------------------------------------------------------
SFR                          666   $347,340,623       66.29%   $521,962    4.820%    732      68.48%       359         358      1
---------------------------------------------------------------------------------------------------------------------------------
PUD Detach                   213    111,056,402       21.20     521,780    4.763     730      68.78        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
Condo                        106     52,716,565       10.06     497,592    4.889     738      72.78        359         359      0
---------------------------------------------------------------------------------------------------------------------------------
PUD Attach                    15      7,063,641        1.35     471,120    4.875     743      71.84        360         360      0
---------------------------------------------------------------------------------------------------------------------------------
2-Family                       7      4,027,944        0.77     576,000    5.122     765      67.96        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
3-Family                       2      1,306,026        0.25     653,500    5.332     786      68.83        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
Co-Op                          1        459,408        0.09     460,000    4.625     729      80.00        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
Total:                     1,010   $523,970,609      100.00%   $519,185    4.819%    733      69.03%       359         358      1
---------------------------------------------------------------------------------------------------------------------------------

7. Occupancy Status

---------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number      Aggregate     of Loans    Average                                  W.A.        W.A.
                           of         Current         by       Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                        Mortgage     Principal    Principal   Principal    Gross   FICO    Original    Term to     Term to   Loan
Occupancy Status          Loans       Balance      Balance     Balance    Coupon   Score      LTV     Maturity    Maturity    Age
---------------------------------------------------------------------------------------------------------------------------------
Primary                      938   $486,210,088       92.79%   $518,757    4.802%    732      69.18%       359         359      1
---------------------------------------------------------------------------------------------------------------------------------
Secondary                     62     33,744,635        6.44     544,587    5.014     744      66.61        354         353      1
---------------------------------------------------------------------------------------------------------------------------------
Investor                      10      4,015,885        0.77     401,871    5.265     754      70.86        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
Total:                     1,010   $523,970,609      100.00%   $519,185    4.819%    733      69.03%       359         358      1
---------------------------------------------------------------------------------------------------------------------------------

8. Geographic Distribution

---------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number      Aggregate     of Loans    Average                                  W.A.        W.A.
                           of         Current         by       Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
Geographic              Mortgage     Principal    Principal   Principal    Gross   FICO    Original    Term to     Term to   Loan
Distribution              Loans       Balance      Balance     Balance    Coupon   Score      LTV     Maturity    Maturity    Age
---------------------------------------------------------------------------------------------------------------------------------
California                   674   $353,321,681       67.43%   $524,573    4.839%    733      68.25%       359         359      1
---------------------------------------------------------------------------------------------------------------------------------
Florida                       51     25,883,739        4.94     507,755    4.859     722      71.47        359         358      1
---------------------------------------------------------------------------------------------------------------------------------
Illinois                      28     15,327,130        2.93     547,642    4.889     731      72.80        360         360      0
---------------------------------------------------------------------------------------------------------------------------------
Maryland                      28     14,033,845        2.68     501,570    4.658     719      71.93        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
Colorado                      22     12,955,369        2.47     589,059    4.845     740      71.88        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
Georgia                       23     11,198,619        2.14     487,122    4.737     731      73.94        360         359      1
---------------------------------------------------------------------------------------------------------------------------------

Nevada                        19     11,029,837        2.11     580,849    5.013     739      64.32        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
Virginia                      22     10,641,139        2.03     486,913    4.679     735      65.98        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
Texas                         24     10,259,822        1.96     427,891    4.567     708      72.38        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
North Carolina                20      9,933,483        1.90     497,020    4.483     740      72.86        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
District of Columbia          13      6,878,138        1.31     529,484    4.740     743      65.28        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
South Carolina                12      5,582,134        1.07     465,641    4.996     704      69.30        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
Washington                    11      5,149,447        0.98     468,377    4.695     756      72.27        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
New York                      10      4,776,743        0.91     477,792    4.977     751      62.68        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
Massachusetts                  7      3,717,101        0.71     531,286    4.941     757      75.82        360         360      0
---------------------------------------------------------------------------------------------------------------------------------
Arizona                        8      3,611,769        0.69     451,888    4.756     726      68.57        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
New Mexico                     6      2,720,401        0.52     453,759    5.177     747      76.10        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
Wisconsin                      4      2,173,920        0.41     543,480    4.153     757      75.52        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
Oregon                         4      2,063,735        0.39     516,050    4.874     705      70.12        360         360      0
---------------------------------------------------------------------------------------------------------------------------------
Minnesota                      5      1,952,033        0.37     390,580    4.741     722      75.84        360         360      0
---------------------------------------------------------------------------------------------------------------------------------
Other                         19     10,760,523        2.05     566,904    4.703     731      69.03        341         341      1
---------------------------------------------------------------------------------------------------------------------------------
Total:                     1,010   $523,970,609      100.00%   $519,185    4.819%    733      69.03%       359         358      1
---------------------------------------------------------------------------------------------------------------------------------

9. County Distribution

---------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number      Aggregate     of Loans    Average                                  W.A.        W.A.
                           of         Current         by       Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
County                  Mortgage     Principal    Principal   Principal    Gross    FICO   Original    Term to     Term to   Loan
Distribution              Loans       Balance      Balance     Balance    Coupon   Score      LTV     Maturity    Maturity    Age
---------------------------------------------------------------------------------------------------------------------------------
Santa Clara                  122   $ 64,504,017       12.31%   $528,973    4.771%    736      68.67%       360         360      0
---------------------------------------------------------------------------------------------------------------------------------
Los Angeles                  106     54,701,342       10.44     516,402    4.838     724      65.45        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
Orange                        73     39,268,465        7.49     538,447    4.824     735      67.39        356         356      1
---------------------------------------------------------------------------------------------------------------------------------
San Diego                     66     35,371,851        6.75     536,180    4.804     728      67.89        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
San Mateo                     62     31,338,017        5.98     505,725    4.866     725      69.33        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
San Francisco                 47     27,047,805        5.16     575,973    4.831     747      70.67        354         354      1
---------------------------------------------------------------------------------------------------------------------------------
Alameda                       55     26,842,802        5.12     488,527    4.885     732      72.71        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
Contra Costa                  37     18,903,228        3.61     511,257    4.873     734      71.24        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
Cook                          17      9,510,245        1.82     559,734    4.949     735      71.64        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
Marin                         14      8,866,700        1.69     634,177    4.783     753      63.41        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
Other                        411    207,616,138       39.62     505,605    4.805     732      69.77        359         358      1
---------------------------------------------------------------------------------------------------------------------------------
Total:                     1,010   $523,970,609      100.00%   $519,185    4.819%    733      69.03%       359         358      1
---------------------------------------------------------------------------------------------------------------------------------

10. Original LTV

---------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number      Aggregate     of Loans    Average                                  W.A.        W.A.
                           of         Current         by       Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                        Mortgage     Principal    Principal   Principal    Gross    FICO   Original    Term to     Term to   Loan
Original LTV              Loans       Balance      Balance     Balance    Coupon   Score      LTV     Maturity    Maturity    Age
---------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                  2   $    898,399        0.17%   $449,500    4.944%    724      19.55%       360         359      1
---------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                  7      4,078,933        0.78     583,593    4.627     745      23.07        326         325      1
---------------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00                 11      7,083,030        1.35     645,189    4.705     747      27.83        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                 15      8,584,508        1.64     572,516    4.766     751      32.48        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                 14      6,304,455        1.20     450,891    4.595     755      38.61        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                 24     14,343,175        2.74     598,249    4.774     737      42.57        352         351      1
---------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                 37     20,416,950        3.90     552,373    4.700     757      47.93        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                 35     19,702,647        3.76     563,541    4.808     730      52.98        359         358      1
---------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                 51     30,080,163        5.74     590,540    4.833     730      57.98        354         353      1
---------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                 95     52,865,915       10.09     556,810    4.758     730      62.77        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                 92     51,484,673        9.83     559,846    4.814     726      68.28        359         359      1
---------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                137     73,545,708       14.04     537,566    4.834     727      73.27        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                466    224,944,727       42.93     482,976    4.855     733      79.44        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                  3      1,246,024        0.24     415,702    4.793     741      82.84        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                 14      5,854,380        1.12     418,368    4.888     727      89.61        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                  7      2,536,921        0.48     362,536    4.955     724      94.77        360         360      0
---------------------------------------------------------------------------------------------------------------------------------
Total:                     1,010   $523,970,609      100.00%   $519,185    4.819%    733      69.03%       359         358      1
---------------------------------------------------------------------------------------------------------------------------------

W.A.: 69.03%
Lowest: 19.23%
Highest: 95.00%

11. Original Term

---------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number      Aggregate     of Loans    Average                                  W.A.        W.A.
                           of         Current         by       Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
Original                Mortgage     Principal    Principal   Principal    Gross    FICO   Original    Term to     Term to   Loan
Term                      Loans       Balance      Balance     Balance    Coupon   Score      LTV     Maturity    Maturity    Age
---------------------------------------------------------------------------------------------------------------------------------
120                            2   $  1,308,875        0.25%   $658,850    4.264%    731      41.39%       120         119      1
---------------------------------------------------------------------------------------------------------------------------------

240                            2      1,325,497        0.25     664,450    4.556     714      51.33        240         239      1
---------------------------------------------------------------------------------------------------------------------------------
300                            2        916,280        0.17     458,875    5.315     724      66.70        300         299      1
---------------------------------------------------------------------------------------------------------------------------------
360                        1,004    520,419,957       99.32     518,737    4.820     733      69.15        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
Total:                     1,010   $523,970,609      100.00%   $519,185    4.819%    733      69.03%       359         358      1
---------------------------------------------------------------------------------------------------------------------------------

W.A.: 359.0 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2003-K Group 3
                                    7-1 ARMS

1. Original Balance

--------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number     Aggregate     of Loans    Average                                  W.A.        W.A.
                           of        Current        by        Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                        Mortgage    Principal    Principal   Principal    Gross    FICO   Original   Term to     Term to    Loan
Original Balance          Loans      Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000              5   $ 1,717,765        3.56%   $343,935    5.448%    727      68.80%       360         359      1
--------------------------------------------------------------------------------------------------------------------------------
350,001 - 450,000             40    15,714,184       32.53     393,234    5.151     731      72.18        357         356      1
--------------------------------------------------------------------------------------------------------------------------------
450,001 - 550,000             18     8,924,668       18.48     496,319    5.025     730      67.23        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
550,001 - 650,000             16     9,578,583       19.83     599,387    5.236     736      70.34        348         347      1
--------------------------------------------------------------------------------------------------------------------------------
650,001 - 750,000              7     4,958,198       10.26     709,399    5.142     749      65.33        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
750,001 - 850,000              2     1,555,041        3.22     778,000    4.688     707      71.87        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
850,001 - 950,000              1       934,875        1.94     936,000    5.000     726      31.20        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
950,001 - 1,050,000            5     4,920,493       10.19     985,612    4.773     757      50.19        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                        94   $48,303,808      100.00%   $514,455    5.098%    735      67.03%       357         356      1
--------------------------------------------------------------------------------------------------------------------------------

Average: $514,455.32
Lowest: $336,000.00
Highest: $1,000,000.00

2. Gross Coupon

--------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number     Aggregate     of Loans    Average                                  W.A.        W.A.
                           of        Current        by        Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                        Mortgage    Principal    Principal   Principal    Gross    FICO   Original   Term to     Term to    Loan
Gross Coupon              Loans      Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
3.501 - 3.625                  2   $   843,939        1.75%   $422,620    3.625%    728      77.62%       360         359      1
--------------------------------------------------------------------------------------------------------------------------------
3.751 - 3.875                  1       355,494        0.74     356,018    3.875     778      71.20        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
4.126 - 4.250                  2       978,999        2.03     490,175    4.250     692      63.59        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
4.251 - 4.375                  1       387,850        0.80     387,850    4.375     662      56.62        240         240      0
--------------------------------------------------------------------------------------------------------------------------------
4.376 - 4.500                  6     3,521,727        7.29     588,000    4.500     734      75.80        360         359      1
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
4.501 - 4.625                  1       494,363        1.02     495,000    4.625     662      90.00        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
4.626 - 4.750                  7     4,491,083        9.30     642,212    4.750     758      57.85        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
4.751 - 4.875                 12     7,120,364       14.74     594,314    4.875     740      66.41        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
4.876 - 5.000                 14     7,484,921       15.50     535,236    5.000     736      56.63        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.125                  8     4,052,953        8.39     507,367    5.125     701      69.47        331         330      1
--------------------------------------------------------------------------------------------------------------------------------
5.126 - 5.250                  7     3,372,914        6.98     482,372    5.250     733      73.15        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
5.251 - 5.375                  7     3,144,451        6.51     449,571    5.375     731      70.38        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
5.376 - 5.500                  8     3,956,933        8.19     495,031    5.500     768      74.54        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
5.501 - 5.625                  5     2,065,287        4.28     413,341    5.625     735      67.72        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
5.626 - 5.750                  6     2,791,535        5.78     465,417    5.750     717      71.80        360         360      0
--------------------------------------------------------------------------------------------------------------------------------
5.751 - 5.875                  3     1,697,218        3.51     566,317    5.875     763      57.18        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.125                  3     1,152,220        2.39     384,307    6.125     751      70.90        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
6.251 - 6.375                  1       391,557        0.81     391,920    6.375     676      80.00        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                        94   $48,303,808      100.00%   $514,455    5.098%    735      67.03%       357         356      1
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 5.098%
Lowest: 3.625%
Highest: 6.375%

3. Credit Score

--------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number     Aggregate     of Loans    Average                                  W.A.        W.A.
                           of        Current        by        Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                        Mortgage    Principal    Principal   Principal    Gross    FICO   Original   Term to     Term to    Loan
Credit Score              Loans      Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
800 - 824                      1   $   345,258       0.71%    $345,673    5.000%    821      47.22%       360         359      1
--------------------------------------------------------------------------------------------------------------------------------
775 - 799                     18     9,596,636      19.87      533,684    5.081     787      69.33        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
750 - 774                     22    11,543,198      23.90      525,281    5.273     764      65.49        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
725 - 749                     19    10,252,097      21.22      540,283    4.922     733      64.31        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
700 - 724                     11     5,475,193      11.33      498,168    5.119     710      65.72        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
675 - 699                     11     5,708,478      11.82      519,615    5.148     687      75.70        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
650 - 674                      9     4,227,093       8.75      470,269    4.967     660      61.35        321         321      1
--------------------------------------------------------------------------------------------------------------------------------
625 - 649                      3     1,155,856       2.39      385,733    5.194     640      77.63        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                        94   $48,303,808     100.00%    $514,455    5.098%    735      67.03%       357         356      1
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 735
Lowest: 634
Highest: 821

4. Index

--------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number     Aggregate     of Loans    Average                                  W.A.        W.A.
                           of        Current        by        Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                        Mortgage    Principal    Principal   Principal    Gross    FICO   Original   Term to     Term to    Loan
Index                     Loans      Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
12ML                          94   $48,303,808      100.00%   $514,455    5.098%    735      67.03%       357         356      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                        94   $48,303,808      100.00%   $514,455    5.098%    735      67.03%       357         356      1
--------------------------------------------------------------------------------------------------------------------------------

5. Loan Purpose

--------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number     Aggregate     of Loans    Average                                  W.A.        W.A.
                           of        Current        by        Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                        Mortgage    Principal    Principal   Principal    Gross    FICO   Original   Term to     Term to    Loan
Loan Purpose              Loans      Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
Refinance-Rate/Term           52   $28,549,103       59.10%   $549,749    4.993%    734      62.64%       358         357      1
--------------------------------------------------------------------------------------------------------------------------------
Purchase                      32    14,887,620       30.82     465,614    5.255     745      78.03        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
Refinance-Cashout             10     4,867,084       10.08     487,220    5.231     715      59.16        336         335      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                        94   $48,303,808      100.00%   $514,455    5.098%    735      67.03%       357         356      1
--------------------------------------------------------------------------------------------------------------------------------

6. Property Type

--------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number     Aggregate     of Loans    Average                                  W.A.        W.A.
                           of        Current        by        Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                        Mortgage    Principal    Principal   Principal    Gross    FICO   Original   Term to     Term to    Loan
Property Type             Loans      Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
SFR                           65   $33,565,487       69.49%   $517,001    5.103%    734      63.80%       355         354      1
--------------------------------------------------------------------------------------------------------------------------------
PUD Detach                    18     9,423,427       19.51     524,157    4.983     737      75.28        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
Condo                         11     5,314,894       11.00     483,537    5.267     737      72.83        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                        94   $48,303,808      100.00%   $514,455    5.098%    735      67.03%       357         356      1
--------------------------------------------------------------------------------------------------------------------------------

7. Occupancy Status

--------------------------------------------------------------------------------------------------------------------------------
                         Number     Aggregate     Percent     Average                                  W.A.        W.A.

                                                  of Loans
                           of        Current        by        Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                        Mortgage    Principal    Principal   Principal    Gross    FICO   Original   Term to     Term to    Loan
Occupancy Status          Loans      Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
Primary                       89   $46,225,493       95.70%   $519,980    5.088%    735      66.62%       356         356      1
--------------------------------------------------------------------------------------------------------------------------------
Secondary                      5     2,078,316        4.30     416,116    5.309     737      76.30        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                        94   $48,303,808      100.00%   $514,455    5.098%    735      67.03%       357         356      1
--------------------------------------------------------------------------------------------------------------------------------

8. Geographic Distribution

--------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number     Aggregate     of Loans    Average                                  W.A.        W.A.
                           of        Current        by        Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
Geographic              Mortgage    Principal    Principal   Principal    Gross    FICO   Original   Term to     Term to    Loan
Distribution              Loans      Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
California                    48   $26,927,509      55.75%    $561,567    5.132%    740      64.13%       360         359      1
--------------------------------------------------------------------------------------------------------------------------------
Florida                        7     3,286,711       6.80      470,183    4.914     707      59.67        310         310      1
--------------------------------------------------------------------------------------------------------------------------------
Georgia                        6     2,935,767       6.08      489,751    4.683     736      71.26        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
Maryland                       6     2,723,427       5.64      454,454    4.972     736      73.54        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
Virginia                       6     2,284,255       4.73      381,229    5.274     751      65.60        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
Washington                     4     1,787,774       3.70      447,258    5.070     748      77.41        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
New York                       3     1,609,023       3.33      536,767    5.180     742      77.56        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
Texas                          3     1,442,668       2.99      481,838    4.730     719      75.26        360         358      2
--------------------------------------------------------------------------------------------------------------------------------
Arizona                        2     1,381,602       2.86      693,000    4.744     724      64.90        360         358      2
--------------------------------------------------------------------------------------------------------------------------------
Illinois                       2     1,020,450       2.11      510,787    5.475     774      79.25        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
South Carolina                 1       489,438       1.01      490,000    5.250     658      71.74        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
Rhode Island                   1       476,000       0.99      476,000    5.750     712      66.30        360         360      0
--------------------------------------------------------------------------------------------------------------------------------
Missouri                       1       451,457       0.93      452,000    5.000     692      80.00        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
District of Columbia           1       406,933       0.84      407,400    5.250     781      59.22        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
Delaware                       1       391,557       0.81      391,920    6.375     676      80.00        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
Vermont                        1       351,591       0.73      351,950    5.875     704      79.99        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
North Carolina                 1       337,647       0.70      338,000    5.750     641      80.00        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                        94   $48,303,808     100.00%    $514,455    5.098%    735      67.03%       357         356      1
--------------------------------------------------------------------------------------------------------------------------------

9. County Distribution

--------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number     Aggregate     of Loans    Average                                  W.A.        W.A.
                           of        Current        by        Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
County                  Mortgage    Principal    Principal   Principal    Gross    FICO   Original   Term to     Term to    Loan
Distribution              Loans      Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
Los Angeles                   11   $ 5,966,645       12.35%   $542,863     5.039%    734     65.65%       360         359      1
--------------------------------------------------------------------------------------------------------------------------------
Santa Clara                    7     4,010,235        8.30     573,581     5.048     731     49.46        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
Contra Costa                   6     3,479,095        7.20     580,266     5.034     757     60.86        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
Alameda                        5     2,734,806        5.66     547,940     5.294     735     79.14        360         358      2
--------------------------------------------------------------------------------------------------------------------------------
Orange                         5     2,661,934        5.51     532,840     5.194     748     68.73        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
San Mateo                      4     1,996,636        4.13     499,462     5.096     706     67.61        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
King                           4     1,787,774        3.70     447,258     5.070     748     77.41        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
San Francisco                  3     1,749,173        3.62     583,733     5.206     719     80.00        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
Suffolk                        2     1,177,688        2.44     589,150     5.750     747     76.66        360         360      0
--------------------------------------------------------------------------------------------------------------------------------
Arlington                      3     1,171,362        2.42     390,868     5.687     748     67.16        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
Other                         44    21,568,459       44.65     490,858     5.023     733     67.44        352         351      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                        94   $48,303,808      100.00%   $514,455     5.098%    735     67.03%       357         356      1
--------------------------------------------------------------------------------------------------------------------------------

10. Original LTV

--------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number     Aggregate     of Loans    Average                                  W.A.        W.A.
                           of        Current        by        Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                        Mortgage    Principal    Principal   Principal    Gross    FICO   Original   Term to     Term to    Loan
Original LTV              Loans      Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00                  2   $ 1,289,579        2.67%   $645,500    5.486%    725      26.00%       360         359      1
--------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                  1       934,875        1.94     936,000    5.000     726      31.20        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                  3     1,870,027        3.87     623,543    4.961     753      39.80        360         360      0
--------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                  1       971,464        2.01     972,660    4.875     727      42.29        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                  4     2,351,309        4.87     588,824    5.158     735      48.08        310         310      1
--------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                  5     2,907,821        6.02     582,203    4.797     755      53.51        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                  7     3,390,848        7.02     484,784    4.970     734      57.98        346         346      1
--------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                  8     4,090,587        8.47     512,022    5.232     734      62.68        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                  8     3,983,089        8.25     498,759    5.071     726      67.47        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                 14     6,735,029       13.94     481,485    5.107     741      73.03        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                 38    18,466,826       38.23     486,518    5.159     735      79.20        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                  3     1,312,354        2.72     438,000    4.781     700      87.54        360         359      1
--------------------------------------------------------------------------------------------------------------------------------

Total:                        94   $48,303,808      100.00%   $514,455    5.098%    735      67.03%       357         356      1
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 67.03%
Lowest: 25.93%
Highest: 90.00%

11. Original Term

--------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number     Aggregate     of Loans    Average                                  W.A.        W.A.
                           of        Current        by        Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
Original                Mortgage    Principal    Principal   Principal    Gross    FICO   Original   Term to     Term to    Loan
Term                      Loans      Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
180                            1   $   647,593        1.34%   $650,000    5.125%    658      50.00%       180         179      1
--------------------------------------------------------------------------------------------------------------------------------
240                            1       387,850        0.80     387,850    4.375     662      56.62        240         240      0
--------------------------------------------------------------------------------------------------------------------------------
360                           92    47,268,365       97.86     514,358    5.103     737      67.35        360         359      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                        94   $48,303,808      100.00%   $514,455    5.098%    735      67.03%       357         356      1
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 356.6 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2003-K Group 1
                                    3-1 Arms

1. Original Balance

---------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number     Aggregate     of Loans     Average                                  W.A.       W.A.
                           of        Current         by       Original     W.A.    W.A.      W.A.     Original   Remaining   W.A.
                        Mortgage    Principal     Principal   Principal   Gross    FICO    Original   Term to     Term to    Loan
Original Balance         Loans       Balance       Balance     Balance    Coupon   Score     LTV      Maturity   Maturity    Age
---------------------------------------------------------------------------------------------------------------------------------
<= 250,000                     1   $    231,900        0.16%   $231,900    4.500%    681      79.97%       360         360      0
---------------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000             18      6,101,142        4.10     339,206    4.610     743      75.42        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
350,001 - 450,000            116     46,472,640       31.20     403,724    4.468     730      73.80        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
450,001 - 550,000             84     42,039,360       28.22     500,943    4.443     732      71.03        358         357      1
---------------------------------------------------------------------------------------------------------------------------------
550,001 - 650,000             41     24,718,481       16.59     605,920    4.418     726      68.13        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
650,001 - 750,000             16     11,144,782        7.48     697,519    4.358     720      71.16        352         351      1
---------------------------------------------------------------------------------------------------------------------------------
750,001 - 850,000             11      8,814,465        5.92     803,910    4.630     740      65.86        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
850,001 - 950,000              5      4,480,371        3.01     896,800    4.476     750      72.10        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
950,001 - 1,050,000            5      4,967,990        3.33     994,600    4.726     715      63.27        360         359      1
---------------------------------------------------------------------------------------------------------------------------------
Total:                       297   $148,971,132      100.00%   $503,542    4.469%    730      71.08%       359         358      1
---------------------------------------------------------------------------------------------------------------------------------

Average: $503,541.64
Lowest: $231,900.00
Highest: $1,000,000.00

2. Gross Coupon

----------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number     Aggregate     of Loans     Average                                   W.A.       W.A.
                           of        Current         by       Original      W.A.    W.A.      W.A.     Original   Remaining   W.A.
                        Mortgage    Principal     Principal   Principal    Gross    FICO    Original   Term to     Term to    Loan
Gross Coupon             Loans       Balance       Balance     Balance     Coupon   Score     LTV      Maturity   Maturity    Age
----------------------------------------------------------------------------------------------------------------------------------
3.376 - 3.500                  2   $  1,108,075        0.74%  $  556,000    3.500%    756      80.00%       360         358      2
----------------------------------------------------------------------------------------------------------------------------------
3.501 - 3.625                  2      1,110,945        0.75      556,329    3.625     650      74.17        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
3.626 - 3.750                  3      1,250,059        0.84      417,102    3.750     712      71.17        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
3.751 - 3.875                 17      8,936,817        6.00      526,479    3.875     729      61.97        350         349      1
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
3.876 - 4.000                 20     10,180,146        6.83      509,554    4.000     723      65.28        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.125                 18      9,618,761        6.46      534,844    4.125     740      69.37        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
4.126 - 4.250                 36     17,594,844       11.81      489,173    4.250     742      71.19        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
4.251 - 4.375                 31     15,841,465       10.63      525,554    4.375     739      69.04        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
4.376 - 4.500                 47     23,353,977       15.68      497,307    4.500     724      71.28        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
4.501 - 4.625                 33     16,321,594       10.96      495,110    4.625     737      71.94        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
4.626 - 4.750                 46     22,252,429       14.94      484,252    4.750     727      75.75        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
4.751 - 4.875                 24     11,848,436        7.95      494,056    4.875     739      72.61        352         352      1
----------------------------------------------------------------------------------------------------------------------------------
4.876 - 5.000                  9      4,357,782        2.93      484,533    5.000     715      72.11        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.125                  5      2,306,515        1.55      461,815    5.125     677      76.43        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
5.126 - 5.250                  2      1,098,559        0.74      549,280    5.250     705      77.18        360         360      0
----------------------------------------------------------------------------------------------------------------------------------
5.501 - 5.625                  1        791,700        0.53      791,700    5.625     749      79.99        360         360      0
----------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.125                  1        999,028        0.67    1,000,000    6.125     654      74.07        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
Total:                       297   $148,971,132      100.00%  $  503,542    4.469%    730      71.08%       359         358      1
----------------------------------------------------------------------------------------------------------------------------------

W.A.: 4.469%
Lowest: 3.500%
Highest: 6.125%

3. Credit Score

----------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number     Aggregate     of Loans     Average                                   W.A.       W.A.
                           of        Current         by       Original      W.A.    W.A.      W.A.     Original   Remaining   W.A.
                        Mortgage    Principal     Principal   Principal    Gross    FICO    Original   Term to     Term to    Loan
Credit Score             Loans       Balance       Balance     Balance     Coupon   Score     LTV      Maturity   Maturity    Age
----------------------------------------------------------------------------------------------------------------------------------
800 - 824                      4   $  1,700,888        1.14%    $426,500    4.618%    804      62.59%       360         359      1
----------------------------------------------------------------------------------------------------------------------------------
775 - 799                     43     22,273,184       14.95      520,842    4.456     784      68.21        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
750 - 774                     70     34,426,268       23.11      497,066    4.439     763      71.14        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
725 - 749                     58     28,343,175       19.03      489,175    4.444     736      74.72        357         356      1
----------------------------------------------------------------------------------------------------------------------------------
700 - 724                     50     25,812,822       17.33      516,698    4.486     714      71.46        357         356      1
----------------------------------------------------------------------------------------------------------------------------------
675 - 699                     34     16,795,037       11.27      494,432    4.395     687      70.73        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
650 - 674                     27     13,702,217        9.20      507,855    4.604     663      68.72        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
625 - 649                     10      5,518,011        3.70      552,520    4.547     642      70.84        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
600 - 624                      1        399,530        0.27      400,000    5.125     624      80.00        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
Total:                       297   $148,971,132      100.00%    $503,542    4.469%    730      71.08%       359         358      1
----------------------------------------------------------------------------------------------------------------------------------

W.A.: 730
Lowest: 624
Highest: 810

4. Index

----------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number     Aggregate     of Loans     Average                                   W.A.       W.A.
                           of        Current         by       Original      W.A.    W.A.      W.A.     Original   Remaining   W.A.
                        Mortgage    Principal     Principal   Principal    Gross    FICO    Original   Term to     Term to    Loan
Index                    Loans       Balance       Balance     Balance     Coupon   Score     LTV      Maturity   Maturity    Age
----------------------------------------------------------------------------------------------------------------------------------
12ML                         297   $148,971,132      100.00%    $503,542    4.469%    730      71.08%       359         358      1
----------------------------------------------------------------------------------------------------------------------------------
Total:                       297   $148,971,132      100.00%    $503,542    4.469%    730      71.08%       359         358      1
----------------------------------------------------------------------------------------------------------------------------------

5. Loan Purpose

----------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number     Aggregate     of Loans     Average                                   W.A.       W.A.
                           of        Current         by       Original      W.A.    W.A.      W.A.     Original   Remaining   W.A.
                        Mortgage    Principal     Principal   Principal    Gross    FICO    Original   Term to     Term to    Loan
Loan Purpose             Loans       Balance       Balance     Balance     Coupon   Score     LTV      Maturity   Maturity    Age
----------------------------------------------------------------------------------------------------------------------------------
Refinance-Rate/Term          138   $ 69,670,186       46.77%    $505,388    4.387%    730      67.46%       359         358      1
----------------------------------------------------------------------------------------------------------------------------------
Purchase                     117     58,501,204       39.27      503,987    4.548     732      76.62        358         358      1
----------------------------------------------------------------------------------------------------------------------------------
Refinance-Cashout             42     20,799,742       13.96      496,236    4.519     728      67.66        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
Total:                       297   $148,971,132      100.00%    $503,542    4.469%    730      71.08%       359         358      1
----------------------------------------------------------------------------------------------------------------------------------

6. Property Type

----------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number     Aggregate     of Loans     Average                                   W.A.       W.A.
                           of        Current         by       Original      W.A.    W.A.      W.A.     Original   Remaining   W.A.
                        Mortgage    Principal     Principal   Principal    Gross    FICO    Original   Term to     Term to    Loan
Property Type            Loans       Balance       Balance     Balance     Coupon   Score     LTV      Maturity   Maturity    Age
----------------------------------------------------------------------------------------------------------------------------------
SFR                          191   $ 97,138,495       65.21%    $511,393    4.482%    733      70.86%       359         358      1
----------------------------------------------------------------------------------------------------------------------------------
PUD Detach                    53     27,577,771       18.51      520,726    4.417     725      68.43        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
Condo                         38     17,168,864       11.52      452,307    4.464     728      74.78        355         354      1
----------------------------------------------------------------------------------------------------------------------------------
PUD Attach                     8      3,218,218        2.16      402,475    4.446     731      79.69        360         360      0
----------------------------------------------------------------------------------------------------------------------------------
2-Family                       3      1,674,150        1.12      558,333    4.464     687      73.64        360         360      0
----------------------------------------------------------------------------------------------------------------------------------
4-Family                       2      1,461,735        0.98      731,500    4.830     764      69.56        360         359      1
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
3-Family                       2        731,900        0.49      365,950    4.073     692      73.79        360         360      0
----------------------------------------------------------------------------------------------------------------------------------
Total:                       297   $148,971,132      100.00%    $503,542    4.469%    730      71.08%       359         358      1
----------------------------------------------------------------------------------------------------------------------------------

7. Occupancy Status

----------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number     Aggregate     of Loans     Average                                   W.A.       W.A.
                           of        Current         by       Original      W.A.    W.A.      W.A.     Original   Remaining   W.A.
                        Mortgage    Principal     Principal   Principal    Gross    FICO    Original   Term to     Term to    Loan
Occupancy Status         Loans       Balance       Balance     Balance     Coupon   Score     LTV      Maturity   Maturity    Age
----------------------------------------------------------------------------------------------------------------------------------
Primary                      271   $135,346,727       90.85%    $501,530    4.447%    730      71.16%       359         359      1
----------------------------------------------------------------------------------------------------------------------------------
Secondary                     20     10,486,106        7.04      524,845    4.515     735      68.17        351         351      1
----------------------------------------------------------------------------------------------------------------------------------
Investor                       6      3,138,299        2.11      523,400    5.229     720      77.35        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
Total:                       297   $148,971,132      100.00%    $503,542    4.469%    730      71.08%       359         358      1
----------------------------------------------------------------------------------------------------------------------------------

8. Geographic Distribution

----------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number     Aggregate     of Loans     Average                                   W.A.       W.A.
                           of        Current         by       Original      W.A.    W.A.      W.A.     Original   Remaining   W.A.
Geographic              Mortgage    Principal     Principal   Principal    Gross    FICO    Original   Term to     Term to    Loan
Distribution             Loans       Balance       Balance     Balance     Coupon   Score     LTV      Maturity   Maturity    Age
----------------------------------------------------------------------------------------------------------------------------------
California                   199    $99,702,106       66.93%    $502,116    4.464%    734      71.55%       359         358      1
----------------------------------------------------------------------------------------------------------------------------------
Florida                       17      8,801,314        5.91      518,363    4.387     735      69.44        350         349      1
----------------------------------------------------------------------------------------------------------------------------------
Illinois                      14      7,231,647        4.85      538,964    4.315     721      67.91        360         360      0
----------------------------------------------------------------------------------------------------------------------------------
Colorado                      12      6,649,397        4.46      554,487    4.523     726      70.16        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
Nevada                         6      3,632,550        2.44      606,050    4.577     722      59.85        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
North Carolina                 6      3,264,918        2.19      544,567    5.073     691      70.22        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
Virginia                       7      3,023,039        2.03      432,396    4.266     719      71.78        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
Arizona                        6      2,850,319        1.91      475,667    4.310     726      68.64        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
Massachusetts                  5      2,136,124        1.43      427,800    4.664     733      78.75        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
Missouri                       3      1,801,335        1.21      600,900    4.921     725      78.78        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
Texas                          4      1,621,487        1.09      405,691    4.298     749      71.24        360         360      0
----------------------------------------------------------------------------------------------------------------------------------
Washington                     3      1,505,324        1.01      502,389    4.905     710      73.22        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
Georgia                        3      1,167,637        0.78      391,057    4.308     718      76.53        360         360      0
----------------------------------------------------------------------------------------------------------------------------------
Connecticut                    2        920,172        0.62      460,500    4.047     715      62.70        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
South Carolina                 2        856,880        0.58      428,750    4.387     722      65.26        360         359      1
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Maryland                       2        814,840        0.55      408,000    4.101     706      76.12        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
Louisiana                      1        659,091        0.44      660,000    4.250     681      80.00        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
Hawaii                         1        599,245        0.40      600,000    4.750     724      80.00        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
New Hampshire                  1        500,000        0.34      500,000    4.500     652      60.24        360         360      0
----------------------------------------------------------------------------------------------------------------------------------
Minnesota                      1        478,790        0.32      480,000    4.750     769      75.00        360         358      2
----------------------------------------------------------------------------------------------------------------------------------
Other                          2        754,918        0.51      377,750    4.233     750      79.78        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
Total:                       297   $148,971,132      100.00%    $503,542    4.469%    730      71.08%       359         358      1
----------------------------------------------------------------------------------------------------------------------------------

9. County Distribution

----------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number     Aggregate     of Loans     Average                                   W.A.       W.A.
                           of        Current         by       Original      W.A.    W.A.      W.A.     Original   Remaining   W.A.
                        Mortgage    Principal     Principal   Principal    Gross    FICO    Original   Term to     Term to    Loan
County Distribution      Loans       Balance       Balance     Balance     Coupon   Score     LTV      Maturity   Maturity    Age
----------------------------------------------------------------------------------------------------------------------------------
Santa Clara                   51   $ 25,105,872       16.85%    $494,722    4.458%    741      72.50%       360         359      1
----------------------------------------------------------------------------------------------------------------------------------
San Mateo                     27     14,836,837        9.96      550,035    4.399     731      68.91        354         353      1
----------------------------------------------------------------------------------------------------------------------------------
Alameda                       25     11,609,559        7.79      464,825    4.513     746      74.29        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
Los Angeles                   17      8,765,095        5.88      516,315    4.493     726      72.59        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
Orange                        12      5,893,422        3.96      491,543    4.452     704      70.03        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
San Francisco                 11      5,644,294        3.79      513,564    4.531     725      72.05        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
San Diego                     11      5,231,791        3.51      475,978    4.355     708      74.46        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
Contra Costa                  11      5,065,889        3.40      460,897    4.265     738      70.20        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
Cook                           8      4,231,843        2.84      529,400    4.239     710      70.42        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
Marin                          5      2,946,642        1.98      594,600    4.666     722      63.99        360         358      2
----------------------------------------------------------------------------------------------------------------------------------
Other                        119     59,639,888       40.03      504,291    4.507     729      70.37        358         358      1
----------------------------------------------------------------------------------------------------------------------------------
Total:                       297   $148,971,132      100.00%    $503,542    4.469%    730      71.08%       359         358      1
----------------------------------------------------------------------------------------------------------------------------------

10. Original LTV

----------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number     Aggregate     of Loans     Average                                   W.A.       W.A.
                           of        Current         by       Original      W.A.    W.A.      W.A.     Original   Remaining   W.A.
                        Mortgage    Principal     Principal   Principal    Gross    FICO    Original   Term to     Term to    Loan
Original LTV             Loans       Balance       Balance     Balance     Coupon   Score     LTV      Maturity   Maturity    Age
----------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                  1   $    499,311        0.34%    $500,000    4.250%    785      23.53%       360         359      1
----------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                  2      1,131,448        0.76      567,000    4.136     727      31.07        282         281      1
----------------------------------------------------------------------------------------------------------------------------------

35.01 - 40.00                  1        496,830        0.33      500,000    4.375     810      35.71        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                  7      4,140,829        2.78      591,893    4.345     724      43.04        360         360      0
----------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                  9      5,332,551        3.58      595,500    4.460     747      48.77        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                 11      5,347,384        3.59      486,705    4.278     713      53.04        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                 14      7,338,533        4.93      524,581    4.359     731      57.41        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                 30     16,185,268       10.86      540,006    4.346     730      63.28        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                 26     13,824,260        9.28      532,110    4.347     729      67.91        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                 38     21,890,421       14.69      576,687    4.589     726      73.77        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                152     70,677,035       47.44      466,113    4.522     732      79.44        359         358      1
----------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                  1        355,541        0.24      356,054    4.000     661      82.80        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                  4      1,364,644        0.92      418,938    4.540     716      89.95        360         360      0
----------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                  1        387,077        0.26      387,077    5.125     711      95.00        360         360      0
----------------------------------------------------------------------------------------------------------------------------------
Total:                       297   $148,971,132      100.00%    $503,542    4.469%    730      71.08%       359         358      1
----------------------------------------------------------------------------------------------------------------------------------

W.A.: 71.08%
Lowest: 23.53%
Highest: 95.00%

11. Original Term

----------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number     Aggregate     of Loans     Average                                   W.A.       W.A.
                           of        Current         by       Original      W.A.    W.A.      W.A.     Original   Remaining   W.A.
                        Mortgage    Principal     Principal   Principal    Gross    FICO    Original   Term to     Term to    Loan
Original Term            Loans       Balance       Balance     Balance     Coupon   Score     LTV      Maturity   Maturity    Age
----------------------------------------------------------------------------------------------------------------------------------
180                            1   $    502,015        0.34%    $503,920    4.875%    729      80.00%       180         179      1
----------------------------------------------------------------------------------------------------------------------------------
240                            1        736,957        0.49      739,000    3.875     702      30.79        240         239      1
----------------------------------------------------------------------------------------------------------------------------------
360                          295    147,732,160       99.17      502,742    4.470     730      71.25        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
Total:                       297   $148,971,132      100.00%    $503,542    4.469%    730      71.08%       359         358      1
----------------------------------------------------------------------------------------------------------------------------------

W.A.: 358.8 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the
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accepting this material, the recipient agrees that it will not distribute or
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Information contained in this material is current as of the date appearing on
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any securities discussed herein supersedes all prior information regarding such
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reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

BOAMS 03-K -- HYBRID ARMS (3/1, 5/1, 7/1)          ANNOUNCEMENT
MGRS: BAS(LEAD)/BEAR/LEHMAN                 PREMARKETING: 11/05-11/07
SETTLEMENT: 11/25/03                        PRICING:      11/05/11/07
RATINGS: MOODY'S/FITCH                      PRICING SPEED: 25% CPB

CLASS     TYPE     SIZE(MM)   WAL    WNDW   APPR $PX    PX TALK/STATUS
-----   --------   --------   ----   ----   --------   -----------------
1A1     3/1 PSTH   $ 94.278   1.93   1-35    $100-00   +100A/2YR SW OPEN
1A2     3/1 PSTH   $ 50.000   1.93   1-35    $100-24   +115A/2YR SW OPEN
2A1     5/1 PSTH   $253.733   2.55   1-59    $100-00   +150A/SWAPS OPEN
2A2     5/1 PSTH   $253.732   2.55   1-59    $100-16   +160A/SWAPS OPEN
3A1     7/1 PSTH   $ 46.782   2.86   1-83    $100-00   +185A/SWAPS OPEN

**TRANCHE SIZING WITHIN GROUPS WILL BE LIMITED**

The above information relates to [Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2003-K]. This message is for information purposes only and we are not soliciting any action based upon it. Information herein will be superseded by information in the final prospectus (which may include both a Prospectus and a Prospectus Supplement), copies of which may be obtained from Casey Neilson at Banc of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255. Any decision to invest in securities should be made after reviewing any Prospectus or Prospectus Supplement relating to them. The underwriters disclaim any and all liability relationg to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from,
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--------------------------------------------------------------------------------

This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice. BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related deriva- tives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein. You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.

BOAMS 03-K -- HYBRID ARMS (3/1, 5/1, 7/1)   LAUNCHED GROUP 3

MGRS: BAS(LEAD)/BEAR/LEHMAN         PREMARKETING: 11/05-11/07
SETTLEMENT: 11/25/03                PRICING:      11/05-11/07
RATINGS: MOODY'S/FITCH              PRICING SPEED: 25% CPR TO ROLL

CLASS     TYPE     SIZE(MM)   WAL    WNDW   APPR $PX   PX TALK/STATUS
-----   --------   --------   ----   ----   --------   ---------------
3A1     7/1 PSTH    $46.782   2.86   1-83     $99-26   +183/SWAPS SUBJ

The above information relates to [Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2003-K]. This message is for information purposes only and we are not soliciting any action based upon it. Information herein will be superseded by information in the final prospectus (which may include both a Prospectus and a Prospectus

Supplement), copies of which may be obtained from Casey Neilson at Banc of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255. Any decision to invest in securities should be made after reviewing any Prospectus or Prospectus Supplement relating to them. The underwriters disclaim any and all liability relationg to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
--------------------------------------------------------------------------------

This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice. BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related derivatives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein. You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.

BOAMS 03-K --  GROUPS 1 AND 2    BENCHMARK YIELDS

         2YR SWAP    2.319%
         3YR SWAP    2.951%                BOND YIELDS AND
                                           PRICES TO FOLLOW

         2.55YR SWAP 2.667%

The above information relates to [Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2003-K]. This message is for information purposes only and we are not soliciting any action based upon it. Information herein will be superseded by information in the final prospectus (which may include both a Prospectus and a Prospectus Supplement), copies of which may be obtained from Casey Neilson at Banc of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255. Any decision to invest in securities should be made after reviewing any Prospectus or Prospectus Supplement relating to them. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
--------------------------------------------------------------------------------

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action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice. BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related derivatives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein. You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.

CLASS     TYPE       SIZE     WAL        SPR         CPN     BMYLD     YLD    PRICE
-----   --------   --------   ----   ------------   ------   ------   -----  --------
1A1     3/1 PSTH   $ 94.278   1.93   100/2YR SW     3.4191    2.319   3.319   99.9986
1A2     3/1 PSTH   $ 48.425   1.93   112.5/2YR SW   3.9691    2.319   3.444  100.7499
2A1     5/1 PSTH   $237.465   2.55   150/SWAPS      4.2507    2.667   4.167   99.9997
2A2     5/1 PSTH   $270.000   2.55   160/SWAPS      4.5657    2.667   4.267  100.4894

The above information relates to [Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2003-K]. This message is for information purposes only and we are not soliciting any action based upon it. Information herein will be superseded by information in the final prospectus (which may include both a Prospectus and a Prospectus Supplement), copies of which may be obtained from Casey Neilson at Banc of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255. Any decision to invest in securities should be made after reviewing any Prospectus or Prospectus Supplement relating to them. The underwriters disclaim any and all liability relationg to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
--------------------------------------------------------------------------------

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action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice. BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related deriva- tives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein. You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.

BOAMS 03-K --  GROUPS 1 AND 2    PRICES, COUPONS, YIELDS

CLASS     TYPE       SIZE    WAL        SPR         CPN    BMYLD    YLD     PRICE
-----   --------   -------   ----   -----------   ------   -----   -----   -------
3A1     7/1 PSTH   $46.782   2.86   183.1/SWAPS   4.6901   2.855   4.686   99.8125

The above information relates to [Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2003-K]. This message is for information purposes only and we are not soliciting any action based upon it. Information herein will be superseded by information in the final prospectus (which may include both a Prospectus and a Prospectus Supplement), copies of which may be obtained from Casey Neilson at Banc of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255. Any decision to invest in securities should be made after reviewing any Prospectus or Prospectus Supplement relating to them. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied
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--------------------------------------------------------------------------------

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action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice. BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related derivatives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein. You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.

BOAMS 03-K -- HYBRID ARMS (3/1, 5/1, 7/1)       LAUNCHED GROUPS 1 AND 2
MGRS:  BAS(LEAD)/BEAR/LEHMAN          PREMARKETING:  11/05-11/07
SETTLEMENT:  11/25/03                 PRICING:       11/05-11/07
RATINGS:   MOODY'S/FITCH              PRICING SPEED:  25% CPR TO ROLL

CLASS     TYPE     SIZE(MM)   WAL    WNDW   APPR $PX         PX TALK/STATUS
-----   --------   --------   ----   ----   --------   ------------------------
1A1     3/1 PSTH   $ 94.278   1.93   1-35    $100-00   +100/2YR SW SUBJ
1A2     3/1 PSTH   $ 50.000   1.93   1-35    $100-24   +115/2YR SW SUBJ
2A1     5/1 PSTH   $213.000   2.55   1-59    $100-00    +150/SWAPS SUBJ
2A3     5/1 PSTH   $189.465   2.55   1-59   ~$100-12   ~+157.5/SWAPS 0.87X*CALL
DESK
2A2     5/1 PSTH   $120.000   2.55   1-59    $100-16    +160/SWAPS SUBJ
3A1     7/1 PSTH   $ 46.782   2.86   1-83    $100-00   +185A/SWAPS OPEN

* 24MM+ REMAIN (CALL DESK)
* GROUP 2 TRANCHE SIZES SUBJECT TO SLIGHT SIZE CHANGES

The above information relates to [Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2003-K]. This message is for information purposes only and we are not soliciting any action based upon it. Information herein will be superseded by information in the final prospectus (which may include both a Prospectus and a Prospectus Supplement), copies of which may be obtained from Casey Neilson at Banc of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255. Any decision to invest in securities should be made after reviewing any Prospectus or Prospectus Supplement relating to them. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
--------------------------------------------------------------------------------

This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice. BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related derivatives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein. You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.

Deal Name   BOAMS 2003-K

--------------------------------------------------------------------------------

Inventory     MDS3                                           Yield Curve
Trade Date    11/06/03                                       -------------------
Settle Date   11/25/03                                       2.00yr Swap   2.319
S/C Code      N                                              -------------------
Lead          BAS                                            2.55yr Swap   2.667
Size          $698,525,000                                   -------------------
                                                             2.86yr Swap   2.855
                                                             -------------------

                                                             -------------------

                                                             -------------------

      Class            1-A-1         1-A-2         1-A-3         2-A-1         2-A-2         3-A-1
-----------------------------------------------------------------------------------------------------
Cusip                   TBD           TBD           TBD           TBD           TBD           TBD
-----------------------------------------------------------------------------------------------------
Trade Date           11/6/2003     11/6/2003     11/6/2003     11/6/2003     11/6/2003     11/6/2003
-----------------------------------------------------------------------------------------------------
Rating                  F/M           F/M           F/M           F/M           F/M           F/M
-----------------------------------------------------------------------------------------------------
Size                94,278,000    48,425,000     1,575,000    237,465,000   270,000,000   46,782,000
-----------------------------------------------------------------------------------------------------
Maturity            12/25/2033    12/25/2033    12/25/2033    12/25/2033    12/25/2033    12/25/2033
-----------------------------------------------------------------------------------------------------
Dated Date           11/1/2003     11/1/2003     11/1/2003     11/1/2003     11/1/2003     11/1/2003
-----------------------------------------------------------------------------------------------------
WAL                    1.93          1.93          1.93          2.55          2.55          2.86
-----------------------------------------------------------------------------------------------------
Ist Coupon          12/25/2003    12/25/2003    12/25/2003    12/25/2003    12/25/2003    12/25/2003
-----------------------------------------------------------------------------------------------------
Payment Frequency     Monthly       Monthly       Monthly       Monthly       Monthly       Monthly
-----------------------------------------------------------------------------------------------------
Coupon               3.41912%      3.96912%      3.96912%      4.25075%      4.56575%      4.69012%
-----------------------------------------------------------------------------------------------------
Bench               2.00yr Swap   2.00yr Swap   2.00yr Swap   2.55yr Swap   2.55yr Swap   2.86yr Swap
-----------------------------------------------------------------------------------------------------
Spread                  100          112.5          165           150           160          183.1
-----------------------------------------------------------------------------------------------------
All-In Yield           3.319         3.444         3.968         4.167         4.267         4.686
-----------------------------------------------------------------------------------------------------
Price                 99.9986      100.74990     99.796875      99.9997      100.4894       99.8125
-----------------------------------------------------------------------------------------------------
Class Type              PT            PT            PT            PT            PT            PT
-----------------------------------------------------------------------------------------------------
Day Count             30/360        30/360        30/360        30/360        30/360        30/360
-----------------------------------------------------------------------------------------------------
Accrual Period          24            24            24            24            24            24
-----------------------------------------------------------------------------------------------------
Day Delay               24            24            24            24            24            24
-----------------------------------------------------------------------------------------------------
Record Date         11/28/2003    11/28/2003    11/28/2003    11/28/2003    11/28/2003    11/28/2003
-----------------------------------------------------------------------------------------------------

This report is for information purposes only and is based on information available to the public from sources believed to be reliable, but no representation is made that it is accurate or complete, and no information herein should be relied upon as such. Opinions and projections found in this report reflect our opinion as of the report date and are subject to change without notice. This report is neither intended nor should be considered as an
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Securities LLC or its affiliates may be performing, have performed or seek to perform investment banking, advisory, banking or other services for any company
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under the Securities Act of 1933 as amended (the "Securities Act") and may not be offered or sold except in a transaction pursuant to SEC Rule 144A, Regulation S or otherwise exempt from or not subject to the registration requirements of
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Securities LLC. Further information on any security mentioned herein may be available upon request. Banc of America Securities LLC is a subsidiary of Bank of America Corporation and is a member of NYSE, NASD and SIPC. (C) 2000 Banc of America Securities LLC

                                               [LOGO] Banc of America Securities

--------------------------------------------------------------------------------

                             INTEX MODELS DISCLAIMER

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of America Securities LLC nor anyone acting on its behalf has generated or is in
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Numerous assumptions were used in preparing the computer file source code you will use to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance
Data should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data will be based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to, among other things, differences between (a) the actual underlying assets and the hypothetical underlying assets used in preparing the Hypothetical Performance Data and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the actual securities. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Banc of America Securities LLC Trading Desk at
(704) 388-1579 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither Banc of America Securities LLC nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the computer model and Hypothetical Performance Data are preliminary and subject to change prior to issuance.

Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Banc of America Securities LLC Trading Desk at (704) 388-1579.

The computer model referenced herein supersedes all computer models related to the subject securities that have been made available to you previously. In addition, this computer model will be superseded in its entirety by the final prospectus supplement relating to the actual securities preliminarily described by this computer model.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail."

                       [LOGO] Banc of America Securities

--------------------------------------------------------------------------------

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2003-K $698,525,000 (approximate)

Classes 1-A-1, 1-A-2, 2-A-1, 2-A-2 and 3-A-1 (Offered Certificates)

Bank of America, N.A.

Seller and Servicer

[LOGO] Bank of America

November 5, 2003

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-K $698,525,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                      To Roll/(1)/
------------------------------------------------------------------------------------------------------------------------
                                                                        Expected
                                                    Est.   Est. Prin.   Maturity to                    Expected
           Approx.                                  WAL      Window      Roll @ 25    Delay             Ratings
Class     Size/(2)/    Interest - Principal Type   (yrs)      (mos)         CPR        Days   ([S&P/Fitch/Moody's])/(3)/
-----   ------------   -------------------------   -----   ----------   -----------   -----   --------------------------
Offered Certificates
1-A-1   $ 94,278,000   Variable - Pass-thru/(4)/   1.93       1- 35       10/25/06      24            AAA/AAA/Aaa
1-A-2     50,000,000   Variable - Pass-thru/(4)/   1.93       1- 35       10/25/06      24            AAA/AAA/Aaa
2-A-1    253,733,000   Variable - Pass-thru/(5)/   2.55       1- 59       10/25/08      24            AAA/AAA/Aaa
2-A-2    253,732,000   Variable - Pass-thru/(5)/   2.55       1- 59       10/25/08      24            AAA/AAA/Aaa
3-A-1     46,782,000   Variable - Pass-thru/(6)/   2.86       1- 83       10/25/10      24            AAA/AAA/Aaa

Not Offered Hereunder
  B-1     10,098,000                                                                                         N.A.
  B-2      5,769,000                                                                                         N.A.
  B-3      2,884,000                                                                                         N.A.
  B-4      1,081,000                                                                                         N.A.
  B-5      1,081,000                                                                                         N.A.
  B-6      1,807,549                                                                                         N.A.
  SES         TBD      Interest Only/(7)/                                                                    N.A.
 1-IO         TBD      Fixed - Interest Only                                                                 N.A.
 2-IO         TBD      Fixed - Interest Only                                                                 N.A.
 3-IO         TBD      Fixed - Interest Only                                                                 N.A.
------------------------------------------------------------------------------------------------------------------------

/(1)/ Assumes any outstanding principal balance on the Class 1-A Certificates, the Class 2-A Certificates and the Class 3-A Certificates will be paid in full on the Distribution Date occurring in the month of October 2006, October 2008 and October 2010, respectively.

/(2)/ Class sizes are subject to change.

/(3)/ Two of the three Rating Agencies will rate the Senior Certificates.

/(4)/ For each Distribution Date occurring prior to October 2006, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and
                                                                     -
     [ ]% for the Class 1-A-1 and the Class 1-A-2 Certificates, respectively.
      -
     For each Distribution Date occurring in the month of or after October 2006, interest will accrue on the Class 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(5)/ For each Distribution Date occurring prior to October 2008, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and
                                                                     -
     [ ]% for the Class 2-A-1 and the Class 2-A-2 Certificates, respectively.
      -
     For each Distribution Date occurring in the month of or after October 2008, interest will accrue on the Class 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(6)/ For each Distribution Date occurring prior to October 2010, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For
                                                                     -
     each Distribution Date occurring in the month of or after October 2010, interest will accrue on the Class 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(7)/ For each Distribution Date, interest will accrue on the Class SES
     Component for Group 1 at a rate equal to [0.325]% per annum and for Group 2 and Group 3 at a rate equal to [0.200]% per annum.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2003-K $698,525,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                        To Maturity
--------------------------------------------------------------------------------------------------------------------------
                                                    Est.   Est. Prin.      Expected                      Expected
           Approx.                                  WAL      Window         Final       Delay             Ratings
Class     Size/(1)/    Interest - Principal Type   (yrs)      (mos)     Maturity/(2)/    Days   ([S&P/Fitch/Moody's])/(3)/
-----   ------------   -------------------------   -----   ----------   -------------   -----   --------------------------
Offered Certificates
1-A-1   $ 94,278,000   Variable - Pass-thru/(4)/    3.20     1 - 360       11/25/33       24            AAA/AAA/Aaa
1-A-2     50,000,000   Variable - Pass-thru/(4)/    3.20     1 - 360       11/25/33       24            AAA/AAA/Aaa
2-A-1    253,733,000   Variable - Pass-thru/(5)/    3.25     1 - 360       11/25/33       24            AAA/AAA/Aaa
2-A-2    253,732,000   Variable - Pass-thru/(5)/    3.25     1 - 360       11/25/33       24            AAA/AAA/Aaa
3-A-1     46,782,000   Variable - Pass-thru/(6)/    3.22     1 - 360       11/25/33       24            AAA/AAA/Aaa
--------------------------------------------------------------------------------------------------------------------------

/(1)/ Class sizes are subject to change.

/(2)/ Estimated Principal Window and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

/(3)/ Two of the three Rating Agencies will rate the Senior Certificates.

/(4)/ For each Distribution Date occurring prior to October 2006, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and
                                                                     -
     [ ]% for the Class 1-A-1 and the Class 1-A-2 Certificates, respectively.
      -
     For each Distribution Date occurring in the month of or after October 2006, interest will accrue on the Class 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(5)/ For each Distribution Date occurring prior to October 2008, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and
                                                                     -
     [ ]% for the Class 2-A-1 and the Class 2-A-2 Certificates, respectively.
      -
     For each Distribution Date occurring in the month of or after October 2008, interest will accrue on the Class 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(6)/ For each Distribution Date occurring prior to October 2010, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For
                                                                     -
     each Distribution Date occurring in the month of or after October 2010, interest will accrue on the Class 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

Banc of America Securities LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-K $698,525,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Transaction:                Banc of America Mortgage Securities, Inc.
                            Mortgage Pass-Through Certificates, Series 2003-K

Lead Manager (Book          Banc of America Securities LLC
Runner):

Co-Managers:                Bear, Stearns & Co. and Lehman Brothers

Seller and Servicer:        Bank of America, N.A.

Trustee:                    Wells Fargo Bank Minnesota, N.A.

Transaction Size:           $721,245,549

Securities Offered:         $94,278,000 Class 1-A-1 Certificates
                            $50,000,000 Class 1-A-2 Certificates
                            $253,733,000 Class 2-A-1 Certificates
                            $253,732,000 Class 2-A-2 Certificates
                            $46,782,000 Class 3-A-1 Certificates

Group 1 Collateral:         3/1 Hybrid ARM Residential Mortgage Loans: fully
                            amortizing, one-to-four family, first lien mortgage loans. The Group 1 Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate.

Group 2 Collateral:         5/1 Hybrid ARM Residential Mortgage Loans: fully
                            amortizing, one-to-four family, first lien mortgage loans. The Group 2 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 27.17% of the Group 2
                            Mortgage Loans require only payments of interest until the month following the first rate adjustment date. Approximately 0.90% of the Group 2 Mortgage
                            Loans have a prepayment fee as of the day of origination.

Group 3 Collateral:         7/1 Hybrid ARM Residential Mortgage Loans: fully
                            amortizing, one-to-four family, first lien mortgage loans. The Group 3 Mortgage Loans have a fixed interest rate for approximately 7 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 0.83% of the Group 3
                            Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Rating Agencies:            At least two of the following on the Senior
                            Certificates and at least one of the following on the Subordinate Certificates: Moody's Investors
                            Service, Inc., Standard & Poor's, or Fitch Ratings.

Expected Pricing Date:      Week of November 3, 2003

Expected Closing Date:      November 25, 2003

Collection Period:          The calendar month preceding the current
                            Distribution Date
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-K $698,525,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Distribution Date:          25th of each month, or the next succeeding business
                            day (First Payment Date: December 26, 2003)

Cut-Off Date:               November 1, 2003

Class A Certificates:       Class 1-A-1, 1-A-2, 2-A-1, 2-A-2 and 3-A-1
                            Certificates (the "Class A Certificates").

Subordinate Certificates:   Class B-1, B-2, B-3, B-4, B-5, and B-6 Certificates
                            (the "Class B Certificates"). The Subordinate
                            Certificates are not offered hereunder.

Group 1-A Certificates:     Class 1-A-1 and 1-A-2

Group 2-A Certificates:     Class 2-A-1 and 2-A-2

Group 3-A Certificates:     Class 3-A-1

Day Count:                  30/360

Group 1, Group 2 and        25% CPR
Group 3 Prepayment Speed:

Clearing:                   DTC, Clearstream and Euroclear

                            Original Certificate      Minimum       Incremental
Denominations:                      Form           Denominations   Denominations
                            --------------------   -------------   -------------
   Class 1-A, 2-A, and
      3-A Offered
      Certificates               Book Entry            $1,000            $1

SMMEA Eligibility:          The Class A Certificates and the Class B-1
                            Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility:          All of the Offered Certificates are expected to be
                            ERISA eligible.

Tax Structure:              REMIC

Optional Clean-up Call:     Any Distribution Date on or after which the
                            Aggregate Principal Balance of the Mortgage Loans
                            declines to 10% or less of the Aggregate Principal
                            Balance as of the Cut-Off Date ("Cut-Off Date Pool
                            Principal Balance").
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-K $698,525,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Principal Distribution:     Principal will be allocated to the certificates
                            according to the Priority of Distributions: The
                            Group 1 Senior Principal Distribution Amount will generally be allocated to the Group 1-A Certificates pro-rata until their class balances have been reduced to zero. The Group 2 Senior Principal
                            Distribution Amount will generally be allocated to the Group 2-A Certificates pro-rata until their class balances have been reduced to zero. The Group
                            3 Senior Principal Distribution Amount will generally be allocated to the Group 3-A Certificates pro-rata until their class balances have been reduced to zero. The Subordinate Principal
                            Distribution Amount will generally be allocated to the Subordinate Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balance of the Class A Certificates of a Group has been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates may be paid to the Class A Certificates of another Group (Please see the Priority of Distributions section.)

Interest Accrual:           Interest will accrue each class of Certificates
                            during each one-month period ending on the last day
                            of the month preceding the month in which each
                            Distribution Date occurs (each, a "Interest Accrual
                            Period"). The initial Interest Accrual Period will
                            be deemed to have commenced on November 1, 2003.
                            Interest which accrues on such class of Certificates
                            during an Interest Accrual Period will be calculated
                            on the assumption that distributions which reduce
                            the principal balances thereof on the Distribution
                            Date in that Interest Accrual Period are made on the
                            first day of the Interest Accrual Period. Interest
                            will be calculated on the basis of a 360-day year
                            consisting of twelve 30-day months.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-K $698,525,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Administrative Fee:         The Administrative Fees with respect to the Trust
                            are payable out of the interest payments received on each Mortgage Loan. The "Administrative Fees" consist of (a) servicing compensation payable to the Servicer in respect of its servicing activities (the
                            "Servicing Fee") and (b) fees paid to the Trustee.
                            The Administrative Fees will accrue on the Stated
                            Principal Balance of each Mortgage Loan at a rate
                            (the "Administrative Fee Rate") equal to the sum of the Servicing Fee for such Mortgage Loan and the Trustee Fee Rate. The Trustee Fee Rate will be
                            [0.0035%] per annum. The Servicing Fee Rate for all
                            Loan Groups will be the equal to [0.050%] per annum with respect to any Mortgage Loan.

Compensating Interest:      The aggregate servicing compensation payable to the
                            Servicer for any month and the interest payable on the Class SES Certificates will in the aggregate be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for the such Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Loan Groups.

Net Mortgage Interest       As to any Mortgage Loan and Distribution Date, the
Rate:                       excess of its mortgage interest rate over the sum of
                            (i) the Administrative Fee Rate and (ii) the
                            pass-through rate of the Class SES Component in the
                            related Group.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-K $698,525,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Pool Distribution Amount:   The Pool Distribution Amount for each Loan Group
                            with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related Servicing Fee) and principal corresponding to the related Collection
                            Period for such Loan Group, together with any advances in respect thereof or any Servicer compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan
                            Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in such Loan Group, by foreclosure or otherwise, during the related Collection Period (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage Loans in such Loan Group corresponding to the related Collection Period; and
                            (iv) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The
                            Pool Distribution Amount will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:          The Senior Percentage for a Loan Group on any
                            Distribution Date will equal (i) the aggregate principal balance of the Class A Certificates of such Group immediately prior to such date, divided by (ii) the aggregate principal balance of the related Loan Group for such date.

Subordinate Percentage:     The Subordinate Percentage for a Loan Group for any
                            Distribution Date will equal 100% minus the Senior
                            Percentage for such Loan Group for such date.

Subordinate Prepayment      The Subordinate Prepayment Percentage for a Loan
Percentage:                 Group for any Distribution Date will equal 100%
                            minus the Senior Prepayment Percentage for such Loan
                            Group for such date.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-K $698,525,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Group 1, Group 2 and        For the following Distribution Dates, will be as
Group 3 Senior Prepayment   follows:
Percentage:                                                Senior Prepayment
                                Distribution Date              Percentage
                            ------------------------   -------------------------
                            December 2003 through      100%;
                               November 2010
                            December 2010 through      the applicable  Senior
                               November 2011           Percentage plus, 70% of
                                                       the applicable
                                                       Subordinate Percentage;
                            December 2011 through      the applicable  Senior
                               November 2012           Percentage plus, 60% of
                                                       the applicable
                                                       Subordinate Percentage;
                            December 2012 through      the applicable  Senior
                               November 2013           Percentage plus, 40% of
                                                       the applicable
                                                       Subordinate Percentage;
                            December 2013 through      the applicable  Senior
                               November 2014           Percentage plus, 20% of
                                                       the applicable
                                                       Subordinate Percentage;
                            December 2014 and          the applicable Senior
                               thereafter              Percentage;

                            provided, however,

                            (i) if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates all the Loan Groups divided by (y) the aggregate Pool Principal Balance of all the Loan Groups (such percentage, the "Total Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for all Groups for such Distribution Date will equal 100%,

                            (ii) if for each Group of Certificates on any
                                 Distribution Date prior to the December 2006
                                 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Pool Principal Balance of all the Loan Groups (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Group for that Distribution Date will equal the applicable Senior Percentage for each Group plus 50% of the Subordinate Percentage for each Group, and

                            (iii) if for each Group of Certificates on or after
                                 the December 2006 Distribution Date, prior to giving effect to any distributions, the Aggregate Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Group for that Distribution Date will equal the Senior Percentage for each Group.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-K $698,525,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Principal Amount:           The Principal Amount for any Distribution Date and
                            any Loan Group will equal the sum of (a) the principal portion of each Monthly Payment (without giving effect to payments to certain reductions thereof due on each Mortgage Loan in such Loan Group on the related Due Date), (b) the Stated Principal
                            Balance, as of the date of repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement as of such Distribution
                            Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage
                            Loans in such Loan Group that are not yet liquidated
                            Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan
                            Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

Senior Principal            The Senior Principal Distribution Amount for a Loan
Distribution Amount:        Group for any Distribution Date will equal the sum
                            of (i) the Senior Percentage for such Loan Group of all amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Loan
                            Group and such Distribution Date and (ii) the Senior
                            Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal
                            Amount" for such Loan Group and such Distribution
                            Date subject to certain reductions due to losses.

Subordinate Principal       The Subordinate Principal Distribution Amount for a
Distribution Amount:        Loan Group for any Distribution Date will equal the
                            sum of (i) the Subordinate Percentage for such Loan
                            Group of the amounts described in clauses (a) and
                            (d) of the definition of "Principal Amount" for such
                            Loan Group and such Distribution Date and (ii) the
                            Subordinate Prepayment Percentage for such Loan
                            Group of the amounts described in clauses (e) and
                            (f) of the definition of "Principal Amount" for such
                            Loan Group and such Distribution Date.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-K $698,525,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Credit Support
--------------------------------------------------------------------------------
The Class B Certificates are cross-collateralized and provide credit support for all loan groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of those Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------

                      Subordination of Class B Certificates
                      -------------------------------------
                                     Class A
                       Credit Support ([3.15% +/- 0.50%])
                      -------------------------------------
                                    Class B-1
                            Credit Support ([1.75%])
                      -------------------------------------
                                    Class B-2                     Order of
   Priority of              Credit Support ([0.95%])                Loss
     Payment          -------------------------------------      Allocation
                                    Class B-3
                            Credit Support ([0.55%])
                      -------------------------------------
                                    Class B-4
                            Credit Support ([0.40%])
                      -------------------------------------
                                    Class B-5
                            Credit Support ([0.25%])
                      -------------------------------------
                                    Class B-6
                            Credit Support ([0.00%])
                      -------------------------------------

--------------------------------------------------------------------------------
                            Priority of Distributions
--------------------------------------------------------------------------------
Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:
--------------------------------------------------------------------------------

                            Priority of Distributions
         --------------------------------------------------------------
                              First, to the Trustee
         --------------------------------------------------------------

         --------------------------------------------------------------
          Second, to the Class SES, 1IO, 2IO, and 3IO to pay Interest;
         --------------------------------------------------------------

         --------------------------------------------------------------
             Third, to the Class A Certificates of each Group to pay
                                    Interest;
         --------------------------------------------------------------

         --------------------------------------------------------------
                       Fourth, to the Class A Certificates
                              of each Group to pay
                                   Principal.
         --------------------------------------------------------------

         --------------------------------------------------------------
                Fifth, sequentially, to each class of Subordinate
           Certificates to pay Interest and Principal in the order of numerical class designations, beginning with Class B-1
               Certificates, until each class balance is zero; and
         --------------------------------------------------------------

         --------------------------------------------------------------
                Sixth, to the residual certificate, any remaining
                                    amounts.
         --------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-K $698,525,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Wildfires in California May Affect Holders of the Offered Certificates
--------------------------------------------------------------------------------
On October 27, 2003, as a result of wildfires in California, Los Angeles, San Bernardino, San Diego, and Ventura Counties were declared federal disaster areas eligible for federal disaster assistance.

Under the Pooling and Servicing Agreement, the Depositor will represent that, as of the Closing Date, each Mortgage Loan is undamaged by fire so as not to affect adversely the value of the mortgaged property as security for the Mortgage Loan or the use for which the premises were intended. In the event of a breach of such representation with respect to a mortgaged property which materially and adversely affects the interests of Certificateholders in the related Mortgage Loan the Depositor will make a commercially reasonable attempt to substitute a like Mortgage Loan and, if unable to do so, the Depositor will be obligated to repurchase such Mortgage Loan. Any such repurchases will have the same effect as prepayments of the affected Mortgage Loans.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-K $698,525,000 (approximate)
--------------------------------------------------------------------------------

                             Bond Summary to Roll/(1)/

1-A-1
-----------------------------------------------------------------------------------------------------------------
   CPR                                    5%         15%       20%         25%       30%         40%       50%
-----------------------------------------------------------------------------------------------------------------
   Yield at 100-00                       3.224      3.210      3.202      3.192      3.182      3.158      3.126
   Average Life (Years)                  2.646      2.270      2.095      1.929      1.772      1.486      1.230
   Modified Duration                     2.491      2.143      1.981      1.827      1.682      1.415      1.177
   First Principal Payment Date        12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03
   Last Principal Payment Date         10/25/06   10/25/06   10/25/06   10/25/06   10/25/06   10/25/06   10/25/06
   Principal Payment Window (Months)      35         35         35         35         35         35         35

1-A-2
-----------------------------------------------------------------------------------------------------------------
   CPR                                    5%         15%        20%        25%       30%         40%       50%
-----------------------------------------------------------------------------------------------------------------
   Yield at 100-24                       3.494      3.429      3.390      3.348      3.300      3.188      3.045
   Average Life (Years)                  2.646      2.270      2.095      1.929      1.772      1.486      1.230
   Modified Duration                     2.470      2.129      1.969      1.818      1.675      1.412      1.177
   First Principal Payment Date        12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03
   Last Principal Payment Date         10/25/06   10/25/06   10/25/06   10/25/06   10/25/06   10/25/06   10/25/06
   Principal Payment Window (Months)      35         35         35         35         35         35         35

2-A-1
-----------------------------------------------------------------------------------------------------------------
   CPR                                    5%         15%       20%         25%       30%         40%       50%
-----------------------------------------------------------------------------------------------------------------
   Yield at 100-00                       4.079      4.059      4.047      4.034      4.019      3.983      3.937
   Average Life (Years)                  4.218      3.278      2.892      2.551      2.250      1.751      1.363
   Modified Duration                     3.771      2.960      2.625      2.328      2.064      1.623      1.277
   First Principal Payment Date        12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03
   Last Principal Payment Date         10/25/08   10/25/08   10/25/08   10/25/08   10/25/08   10/25/08   10/25/08
   Principal Payment Window (Months)      59         59         59         59         59         59         59

2-A-2
-----------------------------------------------------------------------------------------------------------------
   CPR                                    5%         15%       20%         25%       30%         40%       50%
-----------------------------------------------------------------------------------------------------------------
   Yield at 100-16                       4.265      4.208      4.173      4.135      4.091      3.987      3.855
   Average Life (Years)                  4.218      3.278      2.892      2.551      2.250      1.751      1.363
   Modified Duration                     3.745      2.945      2.614      2.320      2.059      1.622      1.279
   First Principal Payment Date        12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03
   Last Principal Payment Date         10/25/08   10/25/08   10/25/08   10/25/08   10/25/08   10/25/08   10/25/08
   Principal Payment Window (Months)      59         59         59         59         59         59         59

3-A-1
-----------------------------------------------------------------------------------------------------------------
   CPR                                    5%         15%       20%         25%       30%         40%       50%
-----------------------------------------------------------------------------------------------------------------
   Yield at 100-00                       4.632      4.608      4.593      4.576      4.558      4.513      4.458
   Average Life (Years)                  5.501      3.927      3.346      2.859      2.452      1.829      1.387
   Modified Duration                     4.671      3.405      2.931      2.531      2.192      1.666      1.285
   First Principal Payment Date        12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03
   Last Principal Payment Date         10/25/10   10/25/10   10/25/10   10/25/10   10/25/10   10/25/10   10/25/10
   Principal Payment Window (Months)      83         83         83         83         83         83         83

/(1)/ Assumes any outstanding principal balance on the Class 1-A Certificates, the Class 2-A Certificates and the Class 3-A Certificates will be paid in full on the Distribution Date occurring in the month of October 2006, October 2008 and October 2010, respectively.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-K $698,525,000 (approximate)
--------------------------------------------------------------------------------

                            Bond Summary to Maturity

1-A-1
-----------------------------------------------------------------------------------------------------------------
   CPR                                    5%         15%       20%         25%       30%         40%       50%
-----------------------------------------------------------------------------------------------------------------
   Yield at 100-00                       3.332      3.298      3.280      3.261      3.242      3.200      3.154
   Average Life (Years)                 10.790      5.232      4.014      3.200      2.622      1.867      1.393
   Modified Duration                     8.253      4.438      3.512      2.864      2.387      1.739      1.317
   First Principal Payment Date        12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03
   Last Principal Payment Date         11/25/33   11/25/33   11/25/33   11/25/33   11/25/33   11/25/33   11/25/33
   Principal Payment Window (Months)     360         360       360         360       360         360       360

1-A-2
-----------------------------------------------------------------------------------------------------------------
   CPR                                    5%         15%       20%         25%       30%         40%       50%
-----------------------------------------------------------------------------------------------------------------
   Yield at 100-24                       3.413      3.404      3.387      3.360      3.325      3.225      3.081
   Average Life (Years)                 10.790      5.232      4.014      3.200      2.622      1.867      1.393
   Modified Duration                     8.113      4.378      3.472      2.837      2.370      1.733      1.317
   First Principal Payment Date        12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03
   Last Principal Payment Date         11/25/33   11/25/33   11/25/33   11/25/33   11/25/33   11/25/33   11/25/33
   Principal Payment Window (Months)     360         360       360         360       360         360       360

2-A-1
-----------------------------------------------------------------------------------------------------------------
   CPR                                    5%         15%       20%         25%       30%         40%       50%
-----------------------------------------------------------------------------------------------------------------
   Yield at 100-00                       3.773      3.882      3.917      3.941      3.955      3.955      3.927
   Average Life (Years)                 11.087      5.342      4.087       3.25      2.658      1.886      1.403
   Modified Duration                     8.069      4.356      3.456      2.825      2.359      1.724      1.308
   First Principal Payment Date        12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03
   Last Principal Payment Date         11/25/33   11/25/33   11/25/33   11/25/33   11/25/33   11/25/33   11/25/33
   Principal Payment Window (Months)     360         360       360         360       360         360       360

2-A-2
-----------------------------------------------------------------------------------------------------------------
   CPR                                    5%         15%       20%         25%       30%         40%       50%
-----------------------------------------------------------------------------------------------------------------
   Yield at 100-16                       3.861      3.984      4.014      4.025      4.019       3.96      3.847
   Average Life (Years)                 11.087      5.342      4.087       3.25      2.658      1.886      1.403
   Modified Duration                     7.955      4.314      3.431      2.809       2.35      1.722      1.309
   First Principal Payment Date        12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03
   Last Principal Payment Date         11/25/33   11/25/33   11/25/33   11/25/33   11/25/33   11/25/33   11/25/33
   Principal Payment Window (Months)     360         360       360         360       360         360       360

3-A-1
-----------------------------------------------------------------------------------------------------------------
   CPR                                    5%         15%       20%         25%       30%         40%       50%
-----------------------------------------------------------------------------------------------------------------
   Yield at 100-00                       4.187      4.395      4.453      4.488      4.504      4.495      4.453
   Average Life (Years)                 10.921      5.284      4.048      3.222      2.637      1.874      1.396
   Modified Duration                     7.629       4.19      3.347       2.75      2.306      1.695      1.291
   First Principal Payment Date        12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03
   Last Principal Payment Date         09/25/33   09/25/33   09/25/33   09/25/33   09/25/33   09/25/33   09/25/33
   Principal Payment Window (Months)     358         358       358         358       358         358       358

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-K $698,525,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 1 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.
--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                   Collateral Summary   Range (if applicable)
                                                   ------------------   ---------------------
Total Outstanding Loan Balance                           $148,971,132

Total Number of Loans                                             297

Average Loan Principal Balance                           $    501,586   $57,604 to $1,000,000

WA Gross Coupon                                                 4.469%        3.500% to 6.125%

WA FICO                                                           730              624 to 810

WA Original Term (mos.)                                           359              180 to 360

WA Remaining Term (mos.)                                          358              179 to 360

WA OLTV                                                         71.08%        23.53% to 95.00%

WA Months to First Rate Adjustment Date                     35 months         32 to 36 months

Gross Margin                                                    2.250%

WA Rate Ceiling                                                10.469%       9.500% to 12.125%

Geographic Concentration of Mortgaged              CA   66.93%
Properties (Top 5 States) based on the Aggregate   FL    5.91%
Stated Principal Balance                           IL    4.85%
                                                   CO    4.46%
                                                   NV    2.44%
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-K $698,525,000 (approximate)
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

      Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans /(1)/

-----------------------------------------------------------------------------------
                                                     Aggregate            % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
             Occupancy                  Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
Primary Residence                           271    $135,346,727.14            90.85%
Second Home                                  20      10,486,105.60             7.04
Investor Property                             6       3,138,299.02             2.11
-----------------------------------------------------------------------------------
Total:                                      297    $148,971,131.76           100.00%
===================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 1 Mortgage Loans

-----------------------------------------------------------------------------------
                                                     Aggregate            % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
           Property Type                Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
Single Family Residence                     191    $ 97,138,494.53            65.21%
PUD-Detached                                 53      27,577,770.53            18.51
Condominium                                  38      17,168,864.49            11.52
PUD-Attached                                  8       3,218,217.54             2.16
2-Family                                      3       1,674,150.02             1.12
4-Family                                      2       1,461,734.65             0.98
3-Family                                      2         731,900.00             0.49
-----------------------------------------------------------------------------------
Total:                                      297    $148,971,131.76           100.00%
===================================================================================

               Mortgage Loan Purpose of the Group 1 Mortgage Loans

-----------------------------------------------------------------------------------
                                                     Aggregate            % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
              Purpose                   Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
Refinance-Rate/Term                         138    $ 69,670,186.07            46.77%
Purchase                                    117      58,501,204.16            39.27
Refinance-Cashout                            42      20,799,741.53            13.96
-----------------------------------------------------------------------------------
Total:                                      297    $148,971,131.76           100.00%
===================================================================================

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

              Geographical Distribution of the Mortgage Properties
                       of the Group 1 Mortgage Loans /(1)/

-----------------------------------------------------------------------------------
                                                     Aggregate            % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
          Geographic Area               Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
California                                  199    $ 99,702,106.28            66.93%
Florida                                      17       8,801,314.25             5.91
Illinois                                     14       7,231,647.32             4.85
Colorado                                     12       6,649,396.88             4.46
Nevada                                        6       3,632,549.59             2.44
North Carolina                                6       3,264,918.21             2.19
Virginia                                      7       3,023,038.74             2.03
Arizona                                       6       2,850,318.82             1.91
Massachusetts                                 5       2,136,123.81             1.43
Missouri                                      3       1,801,335.08             1.21
Texas                                         4       1,621,487.14             1.09
Washington                                    3       1,505,324.08             1.01
Georgia                                       3       1,167,636.58             0.78
Connecticut                                   2         920,171.53             0.62
South Carolina                                2         856,880.42             0.58
Maryland                                      2         814,839.53             0.55
Louisiana                                     1         659,090.69             0.44
Hawaii                                        1         599,245.11             0.40
New Hampshire                                 1         500,000.00             0.34
Minnesota                                     1         478,789.79             0.32
Ohio                                          1         403,417.91             0.27
Iowa                                          1         351,500.00             0.24
-----------------------------------------------------------------------------------
Total:                                      297    $148,971,131.76           100.00%
===================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 1.53% of the Group 1
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 1 Mortgage Loans

----------------------------------------------------------------------------------------------
                                                                               % of
                                                     Aggregate             Cut-Off Date
                                      Number Of   Stated Principal        Pool Principal
                                       Mortgage     Balance as of    Balance of the California
   California State Distribution        Loans       Cut-Off Date          Mortgage Loans
----------------------------------------------------------------------------------------------
Northern California                         148     $74,646,404.92                      74.87%
Southern California                          51      25,055,701.36                      25.13
----------------------------------------------------------------------------------------------
Total:                                      199     $99,702,106.28                     100.00%
==============================================================================================

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

  Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans /(1)/

-----------------------------------------------------------------------------------
                                                     Aggregate            % of
                                      Number Of   Stated Principal    Cut-Off Date
      Current Mortgage Loan            Mortgage     Balance as of    Pool Principal
      Principal Balances ($)            Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
50,000.01 - 100,000.00                        1    $     57,604.16             0.04%
200,000.01 - 250,000.00                       1         231,900.00             0.16
300,000.01 - 350,000.00                      18       6,101,142.10             4.10
350,000.01 - 400,000.00                      57      21,606,877.21            14.50
400,000.01 - 450,000.00                      59      25,257,938.46            16.95
450,000.01 - 500,000.00                      46      22,138,872.81            14.86
500,000.01 - 550,000.00                      38      19,901,565.14            13.36
550,000.01 - 600,000.00                      19      11,020,751.17             7.40
600,000.01 - 650,000.00                      21      13,246,872.61             8.89
650,000.01 - 700,000.00                       9       6,035,525.09             4.05
700,000.01 - 750,000.00                       7       5,109,257.29             3.43
750,000.01 - 800,000.00                       7       5,488,437.31             3.68
800,000.01 - 850,000.00                       4       3,326,027.63             2.23
850,000.01 - 900,000.00                       3       2,657,747.40             1.78
900,000.01 - 950,000.00                       2       1,822,623.63             1.22
950,000.01 - 1,000,000.00                     5       4,967,989.75             3.33
-----------------------------------------------------------------------------------
Total:                                      297    $148,971,131.76           100.00%
===================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $501,586.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        Original Loan-To-Value Ratios of the Group 1 Mortgage Loans /(1)/

-----------------------------------------------------------------------------------
                                                     Aggregate            % of
                                      Number Of   Stated Principal    Cut-Off Date
      Original Loan-To-Value           Mortgage     Balance as of    Pool Principal
           Ratios (%)                   Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
20.01 - 25.00                                 1    $    499,311.13             0.34%
30.01 - 35.00                                 2       1,131,448.22             0.76
35.01 - 40.00                                 1         496,830.06             0.33
40.01 - 45.00                                 7       4,140,828.58             2.78
45.01 - 50.00                                 9       5,332,550.59             3.58
50.01 - 55.00                                11       5,347,384.41             3.59
55.01 - 60.00                                14       7,338,532.97             4.93
60.01 - 65.00                                30      16,185,267.56            10.86
65.01 - 70.00                                26      13,824,260.14             9.28
70.01 - 75.00                                38      21,890,420.78            14.69
75.01 - 80.00                               152      70,677,034.88            47.44
80.01 - 85.00                                 1         355,540.99             0.24
85.01 - 90.00                                 4       1,364,644.45             0.92
90.01 - 95.00                                 1         387,077.00             0.26
-----------------------------------------------------------------------------------
Total:                                      297    $148,971,131.76           100.00%
===================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 71.08%.

       Current Mortgage Interest Rates of the Group 1 Mortgage Loans /(1)/

-----------------------------------------------------------------------------------
                                                     Aggregate            % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
    Mortgage Interest Rates (%)         Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
3.251 - 3.500                                 2    $  1,108,074.95             0.74%
3.501 - 3.750                                 5       2,361,004.06             1.58
3.751 - 4.000                                37      19,116,962.60            12.83
4.001 - 4.250                                54      27,213,604.59            18.27
4.251 - 4.500                                78      39,195,442.18            26.31
4.501 - 4.750                                79      38,574,023.35            25.89
4.751 - 5.000                                33      16,206,218.03            10.88
5.001 - 5.250                                 7       3,405,073.94             2.29
5.501 - 5.750                                 1         791,700.00             0.53
6.001 - 6.250                                 1         999,028.06             0.67
-----------------------------------------------------------------------------------
Total:                                      297    $148,971,131.76           100.00%
===================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 1 Mortgage Loans is expected to be approximately 4.469%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                   Gross Margins of the Group 1 Mortgage Loans

-----------------------------------------------------------------------------------
                                                     Aggregate            % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
          Gross Margin (%)              Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
2.250                                       297    $148,971,131.76           100.00%
-----------------------------------------------------------------------------------
Total:                                      297    $148,971,131.76           100.00%
===================================================================================

                Rate Ceilings of the Group 1 Mortgage Loans /(1)/

-----------------------------------------------------------------------------------
                                                     Aggregate            % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
          Rate Ceilings (%)             Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
9.001 - 10.000                               44    $ 22,586,041.61            15.16%
10.001 - 11.000                             244     121,189,288.15            81.35
11.001 - 12.000                               8       4,196,773.94             2.82
12.001 - 13.000                               1         999,028.06             0.67
-----------------------------------------------------------------------------------
Total:                                      297    $148,971,131.76           100.00%
===================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1
     Mortgage Loans is expected to be approximately 10.469%.

         First Rate Adjustment Date of the Group 1 Mortgage Loans /(1)/

-----------------------------------------------------------------------------------
                                                     Aggregate            % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
    First Rate Adjustment Date          Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
July 1, 2006                                  1    $    442,642.78             0.30%
August 1, 2006                                2       1,461,418.67             0.98
September 1, 2006                             8       3,480,269.35             2.34
October 1, 2006                             177      90,276,448.91            60.60
November 1, 2006                            109      53,310,352.05            35.79
-----------------------------------------------------------------------------------
Total:                                      297    $148,971,131.76           100.00%
===================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

               Remaining Terms of the Group 1 Mortgage Loans /(1)/

-----------------------------------------------------------------------------------
                                                     Aggregate            % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
      Remaining Term (Months)           Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
161 - 180                                     1    $    502,014.94             0.34%
221 - 240                                     1         736,956.68             0.49
341 - 360                                   295     147,732,160.14            99.17
-----------------------------------------------------------------------------------
Total:                                      297    $148,971,131.76           100.00%
===================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 358 months.

        Credit Scoring of Mortgagors of the Group 1 Mortgage Loans /(1)/

-----------------------------------------------------------------------------------
                                                     Aggregate            % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
           Credit Scores                Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
801 - 850                                     3    $  1,211,547.54             0.81%
751 - 800                                   113      56,820,755.51            38.14
701 - 750                                   105      52,800,577.77            35.44
651 - 700                                    63      31,263,709.34            20.99
601 - 650                                    13       6,874,541.60             4.61
-----------------------------------------------------------------------------------
Total:                                      297    $148,971,131.76           100.00%
===================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-K $698,525,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 2 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 27.17% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 0.90% of the Group 2 Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the date of origination or the anniversary of the date of origination) during the first 36 months of the loan term.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                          Collateral Summary    Range (if applicable)
                                          ------------------   ----------------------
Total Outstanding Loan Balance                  $523,970,609
Total Number of Loans                                  1,010
Average Loan Principal Balance                  $    518,783   $140,720 to $1,250,000
WA Gross Coupon                                        4.819%         3.000% to 6.000%
WA FICO                                                  733               621 to 837
WA Original Term (mos.)                                  359               120 to 360
WA Remaining Term (mos.)                                 358               119 to 360
WA OLTV                                                69.03%         19.23% to 95.00%
WA Months to First Rate Adjustment Date            59 months          48 to 60 months
Gross Margin                                           2.250%
WA Rate Ceiling                                        9.819%        8.000% to 11.000%
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-K $698,525,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Geographic Concentration of Mortgaged              CA   67.43%
Properties (Top 5 States) based on the Aggregate   FL    4.94%
Stated Principal Balance                           IL    2.93%
                                                   MD    2.68%
                                                   CO    2.47%
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans /(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                      Mortgage     Balance as of     Pool Principal
            Occupancy                   Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
Primary Residence                           938    $486,210,088.31            92.79%
Second Home                                  62      33,744,634.81             6.44
Investor Property                            10       4,015,885.46             0.77
-----------------------------------------------------------------------------------
Total:                                    1,010    $523,970,608.58           100.00%
===================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 2 Mortgage Loans

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                      Mortgage     Balance as of     Pool Principal
          Property Type                 Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
Single Family Residence                     666    $347,340,623.49            66.29%
PUD-Detached                                213     111,056,402.12            21.20
Condominium                                 106      52,716,565.22            10.06
PUD-Attached                                 15       7,063,640.79             1.35
2-Family                                      7       4,027,943.55             0.77
3-Family                                      2       1,306,025.54             0.25
Co-Op                                         1         459,407.87             0.09
-----------------------------------------------------------------------------------
Total:                                    1,010    $523,970,608.58           100.00%
===================================================================================

               Mortgage Loan Purpose of the Group 2 Mortgage Loans

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                      Mortgage     Balance as of     Pool Principal
             Purpose                    Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
Purchase                                    453    $235,984,837.72            45.04%
Refinance-Rate/Term                         433     228,872,693.85            43.68
Refinance-Cashout                           124      59,113,077.01            11.28
-----------------------------------------------------------------------------------
Total:                                    1,010    $523,970,608.58           100.00%
===================================================================================

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-K $698,525,000 (approximate)
--------------------------------------------------------------------------------

       Geographical Distribution of the Mortgage Properties of the Group 2
                               Mortgage Loans /(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                      Mortgage      Balance as of    Pool Principal
           Geographic Area              Loans        Cut-Off Date        Balance
-----------------------------------------------------------------------------------
California                                  674    $353,321,680.82            67.43%
Florida                                      51      25,883,739.14             4.94
Illinois                                     28      15,327,130.44             2.93
Maryland                                     28      14,033,845.30             2.68
Colorado                                     22      12,955,369.24             2.47
Georgia                                      23      11,198,618.84             2.14
Nevada                                       19      11,029,837.25             2.11
Virginia                                     22      10,641,138.60             2.03
Texas                                        24      10,259,821.92             1.96
North Carolina                               20       9,933,483.06             1.90
District of Columbia                         13       6,878,137.87             1.31
South Carolina                               12       5,582,133.72             1.07
Washington                                   11       5,149,447.43             0.98
New York                                     10       4,776,743.42             0.91
Massachusetts                                 7       3,717,100.56             0.71
Arizona                                       8       3,611,769.42             0.69
New Mexico                                    6       2,720,401.00             0.52
Wisconsin                                     4       2,173,920.00             0.41
Oregon                                        4       2,063,734.99             0.39
Minnesota                                     5       1,952,033.05             0.37
New Jersey                                    4       1,622,172.96             0.31
Tennessee                                     3       1,540,172.76             0.29
Hawaii                                        2       1,488,139.76             0.28
Connecticut                                   2       1,479,238.10             0.28
Kansas                                        2       1,095,000.00             0.21
Rhode Island                                  1       1,025,000.00             0.20
Missouri                                      2         972,201.39             0.19
Pennsylvania                                  1         699,673.00             0.13
Ohio                                          1         491,448.69             0.09
Arkansas                                      1         347,475.85             0.07
-----------------------------------------------------------------------------------
Total:                                    1,010    $523,970,608.58           100.00%
===================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 0.98% of the Group 2
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-K $698,525,000 (approximate)
--------------------------------------------------------------------------------

        California State Distribution of the Mortgaged Properties of the
                             Group 2 Mortgage Loans

----------------------------------------------------------------------------------------------
                                                                                % of
                                                      Aggregate             Cut-Off Date
                                      Number Of   Stated Principal         Pool Principal
                                       Mortgage    Balance as of     Balance of the California
  California State Distribution         Loans       Cut-Off Date           Mortgage Loans
----------------------------------------------------------------------------------------------
Northern California                         400    $208,308,594.08                       58.96%
Southern California                         274     145,013,086.74                       41.04
----------------------------------------------------------------------------------------------
Total:                                      674    $353,321,680.82                      100.00%
==============================================================================================

  Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans /(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan                 Mortgage     Balance as of     Pool Principal
Principal Balances ($)                  Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
100,000.01 - 150,000.00                       1    $    140,720.00             0.03%
300,000.01 - 350,000.00                      77      25,988,181.39             4.96
350,000.01 - 400,000.00                     201      75,954,182.04            14.50
400,000.01 - 450,000.00                     175      74,917,396.93            14.30
450,000.01 - 500,000.00                     156      74,893,660.21            14.29
500,000.01 - 550,000.00                      96      50,445,240.65             9.63
550,000.01 - 600,000.00                      89      51,636,046.46             9.85
600,000.01 - 650,000.00                      41      25,895,400.29             4.94
650,000.01 - 700,000.00                      44      29,839,023.18             5.69
700,000.01 - 750,000.00                      38      27,924,009.16             5.33
750,000.01 - 800,000.00                      17      13,278,504.35             2.53
800,000.01 - 850,000.00                       4       3,292,960.15             0.63
850,000.01 - 900,000.00                      15      13,116,004.91             2.50
900,000.01 - 950,000.00                      13      11,987,196.41             2.29
950,000.01 - 1,000,000.00                    29      28,679,396.97             5.47
1,000,000.01 - 1,500,000.00                  14      15,982,685.48             3.05
-----------------------------------------------------------------------------------
Total:                                    1,010    $523,970,608.58           100.00%
===================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $518,783.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-K $698,525,000 (approximate)
--------------------------------------------------------------------------------

        Original Loan-To-Value Ratios of the Group 2 Mortgage Loans /(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value                Mortgage      Balance as of    Pool Principal
Ratios (%)                              Loans        Cut-Off Date        Balance
-----------------------------------------------------------------------------------
15.01 - 20.00                                 2    $    898,399.22             0.17%
20.01 - 25.00                                 7       4,078,933.05             0.78
25.01 - 30.00                                11       7,083,030.06             1.35
30.01 - 35.00                                15       8,584,507.73             1.64
35.01 - 40.00                                14       6,304,454.64             1.20
40.01 - 45.00                                24      14,343,174.58             2.74
45.01 - 50.00                                37      20,416,950.23             3.90
50.01 - 55.00                                35      19,702,647.43             3.76
55.01 - 60.00                                51      30,080,163.17             5.74
60.01 - 65.00                                95      52,865,915.20            10.09
65.01 - 70.00                                92      51,484,672.68             9.83
70.01 - 75.00                               137      73,545,708.30            14.04
75.01 - 80.00                               466     224,944,727.48            42.93
80.01 - 85.00                                 3       1,246,023.58             0.24
85.01 - 90.00                                14       5,854,380.49             1.12
90.01 - 95.00                                 7       2,536,920.74             0.48
-----------------------------------------------------------------------------------
Total:                                    1,010    $523,970,608.58           100.00%
===================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 69.03%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-K $698,525,000 (approximate)
--------------------------------------------------------------------------------

       Current Mortgage Interest Rates of the Group 2 Mortgage Loans /(1)/

-----------------------------------------------------------------------------------
                                                     Aggregate            % of
                                      Number Of   Stated Principal    Cut-Off Date
                                      Mortgage     Balance as of     Pool Principal
Mortgage Interest Rates (%)             Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
2.751 - 3.000                                 1    $    370,363.34             0.07%
3.001 - 3.250                                 2       1,057,064.33             0.20
3.251 - 3.500                                 6       3,473,495.44             0.66
3.501 - 3.750                                 9       3,745,870.90             0.71
3.751 - 4.000                                32      15,544,496.46             2.97
4.001 - 4.250                                53      31,565,589.47             6.02
4.251 - 4.500                               134      70,277,805.05            13.41
4.501 - 4.750                               244     131,736,931.77            25.14
4.751 - 5.000                               267     135,672,338.08            25.89
5.001 - 5.250                               128      66,479,505.28            12.69
5.251 - 5.500                                82      39,236,308.41             7.49
5.501 - 5.750                                39      18,377,073.90             3.51
5.751 - 6.000                                13       6,433,766.15             1.23
-----------------------------------------------------------------------------------
Total:                                    1,010    $523,970,608.58           100.00%
===================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 2 Mortgage Loans is expected to be approximately 4.819%.

                   Gross Margins of the Group 2 Mortgage Loans

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                      Mortgage      Balance as of    Pool Principal
Gross Margin (%)                        Loans        Cut-Off Date        Balance
-----------------------------------------------------------------------------------
2.250                                     1,010    $523,970,608.58           100.00%
-----------------------------------------------------------------------------------
Total:                                    1,010    $523,970,608.58           100.00%
===================================================================================

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-K $698,525,000 (approximate)
--------------------------------------------------------------------------------

                Rate Ceilings of the Group 2 Mortgage Loans /(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                      Mortgage     Balance as of     Pool Principal
         Rate Ceilings (%)              Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
7.001 - 8.000                                 1    $    370,363.34             0.07%
8.001 - 9.000                                49      23,820,927.13             4.55
9.001 - 10.000                              698     369,252,664.37            70.47
10.001 - 11.000                             262     130,526,653.74            24.91
-----------------------------------------------------------------------------------
Total:                                    1,010    $523,970,608.58           100.00%
===================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2
     Mortgage Loans is expected to be approximately 9.819%.

         First Rate Adjustment Date of the Group 2 Mortgage Loans /(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                      Mortgage     Balance as of     Pool Principal
    First Rate Adjustment Date          Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
November 1, 2007                              1    $    319,949.00             0.06%
April 1, 2008                                 1         337,189.81             0.06
August 1, 2008                                6       3,598,584.31             0.69
September 1, 2008                            12       6,072,614.54             1.16
October 1, 2008                             583     301,689,706.07            57.58
November 1, 2008                            407     211,952,564.85            40.45
-----------------------------------------------------------------------------------
Total:                                    1,010    $523,970,608.58           100.00%
===================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-K $698,525,000 (approximate)
--------------------------------------------------------------------------------

               Remaining Terms of the Group 2 Mortgage Loans /(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                      Mortgage     Balance as of     Pool Principal
      Remaining Term (Months)           Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
101 - 120                                     2    $  1,308,874.82             0.25%
221 - 240                                     2       1,325,496.56             0.25
281 - 300                                     2         916,280.05             0.17
341 - 360                                 1,004     520,419,957.15            99.32
-----------------------------------------------------------------------------------
Total:                                    1,010    $523,970,608.58           100.00%
===================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 358 months.

        Credit Scoring of Mortgagors of the Group 2 Mortgage Loans /(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                      Mortgage     Balance as of     Pool Principal
           Credit Scores                Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
801 - 850                                    22    $ 10,551,480.00             2.01%
751 - 800                                   374     194,924,096.32            37.20
701 - 750                                   360     190,442,715.26            36.35
651 - 700                                   202     101,905,224.38            19.45
601 - 650                                    45      22,371,877.62             4.27
Not Scored                                    7       3,775,215.00             0.72
-----------------------------------------------------------------------------------
Total:                                    1,010    $523,970,608.58           100.00%
===================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-K $698,525,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 3 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 3 Mortgage Loans

The Group 3 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 0.83% of the Group 3 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                                  Collateral Summary    Range (if applicable)
                                                  ------------------    ---------------------
Total Outstanding Loan Balance                           $48,303,808
Total Number of Loans                                             94
Average Loan Principal Balance                              $513,870   $335,641 to $1,000,000
WA Gross Coupon                                                5.098%         3.625% to 6.375%
WA FICO                                                          735               634 to 821
WA Original Term (mos.)                                          357               180 to 360
WA Remaining Term (mos.)                                         356               179 to 360
WA OLTV                                                        67.03%         25.93% to 90.00%
WA Months to First Adjustment Date                                83          80 to 84 months
Gross Margin                                                   2.250%
WA Rate Ceiling                                               10.098%        8.625% to 11.375%
Geographic Concentration of  Mortgaged              CA         55.75%
Properties (Top 5 States) based on the Aggregate    FL          6.80%
Stated Principal Balance                            GA          6.08%
                                                    MD          5.64%
                                                    VA          4.73%
---------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-K $698,525,000 (approximate)
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans /(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
             Occupancy                  Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
Primary Residence                            89     $46,225,492.61            95.70%
Second Home                                   5       2,078,315.62             4.30
-----------------------------------------------------------------------------------
Total:                                       94     $48,303,808.23           100.00%
===================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 3 Mortgage Loans

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
           Property Type                Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
Single Family Residence                      65     $33,565,486.62            69.49%
PUD-Detached                                 18       9,423,427.21            19.51
Condominium                                  11       5,314,894.40            11.00
-----------------------------------------------------------------------------------
Total:                                       94     $48,303,808.23           100.00%
===================================================================================

               Mortgage Loan Purpose of the Group 3 Mortgage Loans

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
             Purpose                    Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
Refinance-Rate/Term                          52     $28,549,103.31            59.10%
Purchase                                     32      14,887,620.44            30.82
Refinance-Cashout                            10       4,867,084.48            10.08
-----------------------------------------------------------------------------------
Total:                                       94     $48,303,808.23           100.00%
===================================================================================

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-K $698,525,000 (approximate)
--------------------------------------------------------------------------------

Geographical Distribution of the Mortgage Properties of the Group 3 Mortgage Loans /(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
          Geographic Area               Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
California                                   48     $26,927,508.75            55.75%
Florida                                       7       3,286,711.09             6.80
Georgia                                       6       2,935,766.52             6.08
Maryland                                      6       2,723,426.91             5.64
Virginia                                      6       2,284,255.38             4.73
Washington                                    4       1,787,774.47             3.70
New York                                      3       1,609,022.71             3.33
Texas                                         3       1,442,667.64             2.99
Arizona                                       2       1,381,602.06             2.86
Illinois                                      2       1,020,449.89             2.11
South Carolina                                1         489,437.95             1.01
Rhode Island                                  1         476,000.00             0.99
Missouri                                      1         451,456.89             0.93
District of Columbia                          1         406,932.70             0.84
Delaware                                      1         391,557.00             0.81
Vermont                                       1         351,591.17             0.73
North Carolina                                1         337,647.10             0.70
-----------------------------------------------------------------------------------
Total:                                       94     $48,303,808.23           100.00%
===================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 3.12% of the Group 3
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-K $698,525,000 (approximate)
--------------------------------------------------------------------------------

    California State Distribution of the Mortgaged Properties of the Group 3
                                 Mortgage Loans

----------------------------------------------------------------------------------------------
                                                                              % of
                                                      Aggregate           Cut-Off Date
                                      Number Of   Stated Principal        Pool Principal
                                       Mortgage     Balance as of    Balance of the California
   California State Distribution        Loans       Cut-Off Date          Mortgage Loans
----------------------------------------------------------------------------------------------
Northern California                          29     $16,260,632.87                       60.39%
Southern California                          19      10,666,875.88                       39.61
----------------------------------------------------------------------------------------------
Total:                                       48     $26,927,508.75                      100.00%
==============================================================================================

  Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans /(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
       Current Mortgage Loan           Mortgage     Balance as of    Pool Principal
       Principal Balances ($)           Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
300,000.01 - 350,000.00                       6     $ 2,067,660.25             4.28%
350,000.01 - 400,000.00                      23       8,661,283.20            17.93
400,000.01 - 450,000.00                      16       6,703,005.36            13.88
450,000.01 - 500,000.00                      10       4,790,103.27             9.92
500,000.01 - 550,000.00                       8       4,134,564.85             8.56
550,000.01 - 600,000.00                      10       5,805,082.48            12.02
600,000.01 - 650,000.00                       6       3,773,500.81             7.81
650,000.01 - 700,000.00                       3       2,076,932.51             4.30
700,000.01 - 750,000.00                       4       2,881,265.75             5.96
750,000.01 - 800,000.00                       2       1,555,040.92             3.22
900,000.01 - 950,000.00                       1         934,875.34             1.94
950,000.01 - 1,000,000.00                     5       4,920,493.49            10.19
-----------------------------------------------------------------------------------
Total:                                       94     $48,303,808.23           100.00%
===================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $513,870.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-K $698,525,000 (approximate)
--------------------------------------------------------------------------------

        Original Loan-To-Value Ratios of the Group 3 Mortgage Loans /(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
 Original Loan-To-Value Ratios (%)      Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
25.01 - 30.00                                 2     $ 1,289,579.29             2.67%
30.01 - 35.00                                 1         934,875.34             1.94
35.01 - 40.00                                 3       1,870,026.72             3.87
40.01 - 45.00                                 1         971,464.45             2.01
45.01 - 50.00                                 4       2,351,308.53             4.87
50.01 - 55.00                                 5       2,907,820.59             6.02
55.01 - 60.00                                 7       3,390,847.52             7.02
60.01 - 65.00                                 8       4,090,587.22             8.47
65.01 - 70.00                                 8       3,983,089.41             8.25
70.01 - 75.00                                14       6,735,029.20            13.94
75.01 - 80.00                                38      18,466,826.04            38.23
85.01 - 90.00                                 3       1,312,353.92             2.72
-----------------------------------------------------------------------------------
Total:                                       94     $48,303,808.23           100.00%
===================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 67.03%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-K $698,525,000 (approximate)
--------------------------------------------------------------------------------

       Current Mortgage Interest Rates of the Group 3 Mortgage Loans /(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
     Mortgage Interest Rates (%)        Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
3.501 - 3.750                                 2     $   843,938.59             1.75%
3.751 - 4.000                                 1         355,493.51             0.74
4.001 - 4.250                                 2         978,999.34             2.03
4.251 - 4.500                                 7       3,909,577.44             8.09
4.501 - 4.750                                 8       4,985,446.00            10.32
4.751 - 5.000                                26      14,605,284.59            30.24
5.001 - 5.250                                15       7,425,867.38            15.37
5.251 - 5.500                                15       7,101,384.05            14.70
5.501 - 5.750                                11       4,856,822.25            10.05
5.751 - 6.000                                 3       1,697,217.83             3.51
6.001 - 6.250                                 3       1,152,220.25             2.39
6.251 - 6.500                                 1         391,557.00             0.81
------------------------------------------------------------------------------------
Total:                                       94     $48,303,808.23           100.00%
====================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 3 Mortgage Loans is expected to be approximately 5.098%.

                   Gross Margins of the Group 3 Mortgage Loans

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
         Gross Margins (%)              Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
2.250                                        94     $48,303,808.23           100.00%
-----------------------------------------------------------------------------------
Total:                                       94     $48,303,808.23           100.00%
===================================================================================

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-K $698,525,000 (approximate)
--------------------------------------------------------------------------------

                Rate Ceilings of the Group 3 Mortgage Loans /(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
         Rate Ceilings (%)              Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
8.001 - 9.000                                 3     $ 1,199,432.10             2.48%
9.001 - 10.000                               43      24,479,307.37            50.68
10.001 - 11.000                              44      21,081,291.51            43.64
11.001 - 12.000                               4       1,543,777.25             3.20
-----------------------------------------------------------------------------------
Total:                                       94     $48,303,808.23           100.00%
===================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3
     Mortgage Loans is expected to be approximately 10.098%.

         First Rate Adjustment Date of the Group 3 Mortgage Loans /(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
       First Adjustment Date            Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
July 1, 2010                                  1     $   400,000.00             0.83%
August 1, 2010                                3       2,108,185.13             4.36
September 1, 2010                             3       1,380,094.78             2.86
October 1, 2010                              68      35,116,717.53            72.70
November 1, 2010                             19       9,298,810.79            19.25
-----------------------------------------------------------------------------------
Total:                                       94     $48,303,808.23           100.00%
===================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Adjustment
     Date for the Group 3 Mortgage Loans is expected to be approximately 83 months.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-K $698,525,000 (approximate)
--------------------------------------------------------------------------------

               Remaining Terms of the Group 3 Mortgage Loans /(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
     Remaining Term (Months)            Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
161 - 180                                     1     $   647,593.45             1.34%
221 - 240                                     1         387,850.00             0.80
341 - 360                                    92      47,268,364.78            97.86
-----------------------------------------------------------------------------------
Total:                                       94     $48,303,808.23           100.00%
===================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 356 months.

        Credit Scoring of Mortgagors of the Group 3 Mortgage Loans /(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
           Credit Scores                Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
801 - 850                                     1     $   345,257.65             0.71%
751 - 800                                    40      21,139,833.66            43.76
701 - 750                                    28      14,906,393.77            30.86
651 - 700                                    22      10,756,467.26            22.27
601 - 650                                     3       1,155,855.89             2.39
-----------------------------------------------------------------------------------
Total:                                       94     $48,303,808.23           100.00%
===================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2003-K $698,525,000 (approximate)

Classes 1-A-1, 1-A-2, 2-A-1, 2-A-2 and 3-A-1 (Offered Certificates)

Bank of America, N.A.

Seller and Servicer

[LOGO] Bank of America

November 5, 2003

--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

----------------------------------------------------------------------------------------------------------------------
                                                    To Roll/(1)/
----------------------------------------------------------------------------------------------------------------------
                                                                          Expected
                                                    Est.   Est. Prin.   Maturity to                   Expected
           Approx.                                  WAL      Window      Roll @ 25    Delay            Ratings
Class     Size/(2)/    Interest - Principal Type   (yrs)      (mos)         CPR        Days   ([S&P/Fitch/Moody's])/3/
----------------------------------------------------------------------------------------------------------------------
Offered Certificates
1-A-1   $ 94,278,000   Variable - Pass-thru/(4)/    1.93      1-35        10/25/06      24          AAA /AAA /Aaa
1-A-2     50,000,000   Variable - Pass-thru/(4)/    1.93      1-35        10/25/06      24          AAA /AAA /Aaa
2-A-1    253,733,000   Variable - Pass-thru/(5)/    2.55      1-59        10/25/08      24          AAA /AAA /Aaa
2-A-2    253,732,000   Variable - Pass-thru/(5)/    2.55      1-59        10/25/08      24          AAA /AAA /Aaa
3-A-1     46,782,000   Variable - Pass-thru/(6)/    2.86      1-83        10/25/10      24          AAA /AAA /Aaa

Not Offered Hereunder
  B-1     10,098,000                                                                                         N.A.
  B-2      5,769,000                                                                                         N.A.
  B-3      2,884,000                                                                                         N.A.
  B-4      1,081,000                                                                                         N.A.
   B-5      1,081,000                                                                                         N.A.
  B-6      1,807,549                                                                                         N.A.
  SES            TBD          Interest Only/(7)/                                                             N.A.
 1-IO            TBD        Fixed -Interest Only                                                             N.A.
 2-IO            TBD        Fixed -Interest Only                                                             N.A.
 3-IO            TBD        Fixed -Interest Only                                                             N.A.
----------------------------------------------------------------------------------------------------------------------

/(1)/ Assumes any outstanding principal balance on the Class 1-A Certificates, the Class 2-A Certificates and the Class 3-A Certificates will be paid in full on the Distribution Date occurring in the month of October 2006, October 2008 and October 2010, respectively.

/(2)/  Class sizes are subject to change.

/(3)/  Two of the three Rating Agencies will rate the Senior Certificates.

/(4)/ For each Distribution Date occurring prior to October 2006, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%
                                                                          -
       and [ ]% for the Class 1-A-1 and the Class 1-A-2 Certificates,
            -
       respectively. For each Distribution Date occurring in the month of or after October 2006, interest will accrue on the Class 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(5)/ For each Distribution Date occurring prior to October 2008, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%
                                                                          -
       and [ ]% for the Class 2-A-1 and the Class 2-A-2 Certificates,
            -
       respectively. For each Distribution Date occurring in the month of or after October 2008, interest will accrue on the Class 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(6)/ For each Distribution Date occurring prior to October 2010, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%.
                                                                          -
       For each Distribution Date occurring in the month of or after October 2010, interest will accrue on the Class 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(7)/ For each Distribution Date, interest will accrue on the Class SES Component for Group 1 at a rate equal to [0.325]% per annum and for Group 2 and Group 3 at a rate equal to [0.200]% per annum.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

------------------------------------------------------------------------------------------------------------------------
                                                     To Maturity
------------------------------------------------------------------------------------------------------------------------
                                                    Est.   Est. Prin.     Expected                     Expected
           Approx.                                  WAL      Window         Final       Delay           Ratings
Class     Size/(2)/    Interest - Principal Type   (yrs)      (mos)     Maturity/(2)/    Days   ([S&P/Fitch/Moody's])/3/
------------------------------------------------------------------------------------------------------------------------
Offered Certificates
1-A-1   $ 94,278,000   Variable - Pass-thru/(4)/    3.20      1-360        11/25/33       24          AAA /AAA /Aaa
1-A-2     50,000,000   Variable - Pass-thru/(4)/    3.20      1-360        11/25/33       24          AAA /AAA /Aaa
2-A-1    253,733,000   Variable - Pass-thru/(5)/    3.25      1-360        11/25/33       24          AAA /AAA /Aaa
2-A-2    253,732,000   Variable - Pass-thru/(5)/    3.25      1-360        11/25/33       24          AAA /AAA /Aaa
3-A-1     46,782,000   Variable - Pass-thru/(6)/    3.22      1-360        11/25/33       24          AAA /AAA /Aaa
------------------------------------------------------------------------------------------------------------------------

/(1)/  Class sizes are subject to change.

/(2)/ Estimated Principal Window and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

/(3)/  Two of the three Rating Agencies will rate the Senior Certificates.

/(4)/ For each Distribution Date occurring prior to October 2006, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%
                                                                          -
       and [ ]% for the Class 1-A-1 and the Class 1-A-2 Certificates,
            -
       respectively. For each Distribution Date occurring in the month of or after October 2006, interest will accrue on the Class 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(5)/ For each Distribution Date occurring prior to October 2008, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%
                                                                          -
       and [ ]% for the Class 2-A-1 and the Class 2-A-2 Certificates,
            -
       respectively. For each Distribution Date occurring in the month of or after October 2008, interest will accrue on the Class 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(6)/ For each Distribution Date occurring prior to October 2010, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%.
                                                                          -
       For each Distribution Date occurring in the month of or after October 2010, interest will accrue on the Class 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Transaction:                Banc of America Mortgage Securities, Inc.
                            Mortgage Pass-Through Certificates, Series 2003-K

Lead Manager (Book
Runner):                    Banc of America Securities LLC

Co-Managers:                Bear, Stearns & Co. and Lehman Brothers

Seller and Servicer:        Bank of America, N.A.

Trustee:                    Wells Fargo Bank Minnesota, N.A.

Transaction Size:           $721,245,549

Securities Offered:         $94,278,000 Class 1-A-1 Certificates
                            $50,000,000 Class 1-A-2 Certificates
                            $253,733,000 Class 2-A-1 Certificates
                            $253,732,000 Class 2-A-2 Certificates
                            $46,782,000 Class 3-A-1 Certificates

Group 1 Collateral:         3/1 Hybrid ARM Residential Mortgage Loans: fully
                            amortizing, one-to-four family, first lien mortgage loans. The Group 1 Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate.

Group 2 Collateral:         5/1 Hybrid ARM Residential Mortgage Loans: fully
                            amortizing, one-to-four family, first lien mortgage loans. The Group 2 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 27.17% of the Group 2
                            Mortgage Loans require only payments of interest until the month following the first rate adjustment date. Approximately 0.90% of the Group 2 Mortgage
                            Loans have a prepayment fee as of the day of origination.

Group 3 Collateral:         7/1 Hybrid ARM Residential Mortgage Loans: fully
                            amortizing, one-to-four family, first lien mortgage loans. The Group 3 Mortgage Loans have a fixed interest rate for approximately 7 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 0.83% of the Group 3
                            Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Rating Agencies:            At least two of the following on the Senior
                            Certificates and at least one of the following on the Subordinate Certificates: Moody's Investors
                            Service, Inc., Standard & Poor's, or Fitch Ratings.

Expected Pricing Date:      Week of November 3, 2003

Expected Closing Date:      November 25, 2003

Collection Period:          The calendar month preceding the current
                            Distribution Date
--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Distribution Date:          25th of each month, or the next succeeding business
                            day (First Payment Date: December 26, 2003)

Cut-Off Date:               November 1, 2003

Class A Certificates:       Class 1-A-1, 1-A-2, 2-A-1, 2-A-2 and 3-A-1
                            Certificates (the "Class A Certificates").

Subordinate Certificates:   Class B-1, B-2, B-3, B-4, B-5, and B-6 Certificates
                            (the "Class B Certificates"). The Subordinate
                            Certificates are not offered hereunder.

Group 1-A Certificates:     Class 1-A-1 and 1-A-2

Group 2-A Certificates:     Class 2-A-1 and 2-A-2

Group 3-A Certificates:     Class 3-A-1

Day Count:                  30/360

Group 1, Group 2 and
Group 3 Prepayment Speed:   25% CPR

Clearing:                   DTC, Clearstream and Euroclear

                            Original Certificate      Minimum       Incremental
Denominations:                     Form            Denominations   Denominations
                            --------------------   -------------   -------------
   Class 1-A, 2-A, and
      3-A Offered
      Certificates               Book Entry            $1,000            $1

SMMEA Eligibility:          The Class A Certificates and the Class B-1
                            Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility:          All of the Offered Certificates are expected to be
                            ERISA eligible.

Tax Structure:              REMIC

Optional Clean-up Call:     Any Distribution Date on or after which the
                            Aggregate Principal Balance of the Mortgage Loans
                            declines to 10% or less of the Aggregate Principal
                            Balance as of the Cut-Off Date ("Cut-Off Date Pool
                            Principal Balance").
--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Principal Distribution:     Principal will be allocated to the certificates
                            according to the Priority of Distributions: The
                            Group 1 Senior Principal Distribution Amount will generally be allocated to the Group 1-A Certificates pro-rata until their class balances have been reduced to zero. The Group 2 Senior Principal
                            Distribution Amount will generally be allocated to the Group 2-A Certificates pro-rata until their class balances have been reduced to zero. The Group
                            3 Senior Principal Distribution Amount will generally be allocated to the Group 3-A Certificates pro-rata until their class balances have been reduced to zero. The Subordinate Principal
                            Distribution Amount will generally be allocated to the Subordinate Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balance of the Class A Certificates of a Group has been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates may be paid to the Class A Certificates of another Group (Please see the Priority of Distributions section.)

Interest Accrual:           Interest will accrue each class of Certificates
                            during each one-month period ending on the last day
                            of the month preceding the month in which each
                            Distribution Date occurs (each, a "Interest Accrual
                            Period"). The initial Interest Accrual Period will
                            be deemed to have commenced on November 1, 2003.
                            Interest which accrues on such class of Certificates
                            during an Interest Accrual Period will be calculated
                            on the assumption that distributions which reduce
                            the principal balances thereof on the Distribution
                            Date in that Interest Accrual Period are made on the
                            first day of the Interest Accrual Period. Interest
                            will be calculated on the basis of a 360-day year
                            consisting of twelve 30-day months.
--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Administrative Fee:         The Administrative Fees with respect to the Trust
                            are payable out of the interest payments received on each Mortgage Loan. The "Administrative Fees" consist of (a) servicing compensation payable to the Servicer in respect of its servicing activities (the
                            "Servicing Fee") and (b) fees paid to the Trustee.
                            The Administrative Fees will accrue on the Stated
                            Principal Balance of each Mortgage Loan at a rate
                            (the "Administrative Fee Rate") equal to the sum of the Servicing Fee for such Mortgage Loan and the Trustee Fee Rate. The Trustee Fee Rate will be
                            [0.0035%] per annum. The Servicing Fee Rate for all
                            Loan Groups will be the equal to [0.050%] per annum with respect to any Mortgage Loan.

Compensating Interest:      The aggregate servicing compensation payable to the
                            Servicer for any month and the interest payable on the Class SES Certificates will in the aggregate be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for the such Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Loan Groups.

Net Mortgage Interest       As to any Mortgage Loan and Distribution Date, the
Rate:                       excess of its mortgage interest rate over the sum of
                            (i) the Administrative Fee Rate and (ii) the
                            pass-through rate of the Class SES Component in the
                            related Group.
--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Pool Distribution Amount:   The Pool Distribution Amount for each Loan Group
                            with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related Servicing Fee) and principal corresponding to the related Collection
                            Period for such Loan Group, together with any advances in respect thereof or any Servicer compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan
                            Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in such Loan Group, by foreclosure or otherwise, during the related Collection Period (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage Loans in such Loan Group corresponding to the related Collection Period; and
                            (iv) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The
                            Pool Distribution Amount will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:          The Senior Percentage for a Loan Group on any
                            Distribution Date will equal (i) the aggregate principal balance of the Class A Certificates of such Group immediately prior to such date, divided by (ii) the aggregate principal balance of the related Loan Group for such date.

Subordinate Percentage:     The Subordinate Percentage for a Loan Group for any
                            Distribution Date will equal 100% minus the Senior
                            Percentage for such Loan Group for such date.

Subordinate Prepayment      The Subordinate Prepayment Percentage for a Loan
Percentage:                 Group for any Distribution Date will equal 100%
                            minus the Senior Prepayment Percentage for such Loan
                            Group for such date.
--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Group 1, Group 2            For the following Distribution Dates, will be as
and Group 3 Senior          follows:
Prepayment Percentage:                                    Senior Prepayment
                              Distribution Date               Percentage
                            ---------------------   ----------------------------

                            December 2003 through   100%;
                               November 2010
                            December 2010 through   the applicable Senior
                               November 2011        Percentage plus, 70% of the
                                                    applicable Subordinate
                                                    Percentage;
                            December 2011 through   the applicable Senior
                               November 2012        Percentage plus, 60% of the
                                                    applicable Subordinate
                                                    Percentage;
                            December 2012 through   the applicable Senior
                               November 2013        Percentage plus, 40% of the
                                                    applicable Subordinate
                                                    Percentage;
                            December 2013 through   the applicable Senior
                               November 2014        Percentage plus, 20% of the
                                                    applicable Subordinate
                                                    Percentage;
                            December 2014 and       the applicable Senior
                               thereafter           Percentage;
                            provided, however,

                            (i) if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates all the Loan Groups divided by (y) the aggregate Pool Principal Balance of all the Loan Groups (such percentage, the "Total Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for all Groups for such Distribution Date will equal 100%,

                            (ii) if for each Group of Certificates on any
                                 Distribution Date prior to the December 2006
                                 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Pool Principal Balance of all the Loan Groups (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Group for that Distribution Date will equal the applicable Senior Percentage for each Group plus 50% of the Subordinate Percentage for each Group, and

                            (iii) if for each Group of Certificates on or after
                                 the December 2006 Distribution Date, prior to giving effect to any distributions, the Aggregate Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Group for that Distribution Date will equal the Senior Percentage for each Group.
--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Principal Amount:           The Principal Amount for any Distribution Date and
                            any Loan Group will equal the sum of (a) the principal portion of each Monthly Payment (without giving effect to payments to certain reductions thereof due on each Mortgage Loan in such Loan Group on the related Due Date), (b) the Stated Principal
                            Balance, as of the date of repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement as of such Distribution
                            Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage
                            Loans in such Loan Group that are not yet liquidated
                            Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan
                            Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

Senior Principal            The Senior Principal Distribution Amount for a Loan
Distribution Amount:        Group for any Distribution Date will equal the sum
                            of (i) the Senior Percentage for such Loan Group of all amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Loan
                            Group and such Distribution Date and (ii) the Senior
                            Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal
                            Amount" for such Loan Group and such Distribution
                            Date subject to certain reductions due to losses.

Subordinate Principal       The Subordinate Principal Distribution Amount for a
Distribution Amount:        Loan Group for any Distribution Date will equal the
                            sum of (i) the Subordinate Percentage for such Loan
                            Group of the amounts described in clauses (a) and
                            (d) of the definition of "Principal Amount" for such
                            Loan Group and such Distribution Date and (ii) the
                            Subordinate Prepayment Percentage for such Loan
                            Group of the amounts described in clauses (e) and
                            (f) of the definition of "Principal Amount" for such
                            Loan Group and such Distribution Date.
--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                                 Credit Support
--------------------------------------------------------------------------------
The Class B Certificates are cross-collateralized and provide credit support for all loan groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of those Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------

                      Subordination of Class B Certificates
                      -------------------------------------
                                     Class A
                       Credit Support ([3.15% +/- 0.50%])
                      -------------------------------------
                                    Class B-1
                            Credit Support ([1.75%])
                      -------------------------------------
                                    Class B-2
                            Credit Support ([0.95%])
                      -------------------------------------      Order of
       Priority of                  Class B-3                      Loss
        Payment             Credit Support ([0.55%])            Allocation
                      -------------------------------------
                                    Class B-4
                            Credit Support ([0.40%])
                      -------------------------------------
                                    Class B-5
                            Credit Support ([0.25%])
                      -------------------------------------
                                    Class B-6
                            Credit Support ([0.00%])
                      -------------------------------------

--------------------------------------------------------------------------------
                            Priority of Distributions
--------------------------------------------------------------------------------
Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:
--------------------------------------------------------------------------------

                            Priority of Distributions
         --------------------------------------------------------------
                              First, to the Trustee
         --------------------------------------------------------------

         --------------------------------------------------------------
          Second, to the Class SES, 1IO, 2IO, and 3IO to pay Interest;
         --------------------------------------------------------------

         --------------------------------------------------------------
             Third, to the Class A Certificates of each Group to pay
                                    Interest;
         --------------------------------------------------------------

         --------------------------------------------------------------
                       Fourth, to the Class A Certificates
                              of each Group to pay
                                   Principal.
         --------------------------------------------------------------

         --------------------------------------------------------------
                Fifth, sequentially, to each class of Subordinate
           Certificates to pay Interest and Principal in the order of numerical class designations, beginning with Class B-1
               Certificates, until each class balance is zero; and
         --------------------------------------------------------------

         --------------------------------------------------------------
           Sixth, to the residual certificate, any remaining amounts.
         --------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
     Wildfires in California May Affect Holders of the Offered Certificates
--------------------------------------------------------------------------------
On October 27, 2003, as a result of wildfires in California, Los Angeles, San Bernardino, San Diego, and Ventura Counties were declared federal disaster areas eligible for federal disaster assistance.

Under the Pooling and Servicing Agreement, the Depositor will represent that, as of the Closing Date, each Mortgage Loan is undamaged by fire so as not to affect adversely the value of the mortgaged property as security for the Mortgage Loan or the use for which the premises were intended. In the event of a breach of such representation with respect to a mortgaged property which materially and adversely affects the interests of Certificateholders in the related Mortgage Loan the Depositor will make a commercially reasonable attempt to substitute a like Mortgage Loan and, if unable to do so, the Depositor will be obligated to repurchase such Mortgage Loan. Any such repurchases will have the same effect as prepayments of the affected Mortgage Loans.
--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

                            Bond Summary to Roll/(1)/

1-A-1

-----------------------------------------------------------------------------------------------------------------
   CPR                                    5%         15%       20%         25%       30%         40%       50%
-----------------------------------------------------------------------------------------------------------------
   Yield at 100-00                       3.224      3.210      3.202      3.192      3.182      3.158      3.126
   Average Life (Years)                  2.646      2.270      2.095      1.929      1.772      1.486      1.230
   Modified Duration                     2.491      2.143      1.981      1.827      1.682      1.415      1.177
   First Principal Payment Date        12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03
   Last Principal Payment Date         10/25/06   10/25/06   10/25/06   10/25/06   10/25/06   10/25/06   10/25/06
   Principal Payment Window (Months)      35         35         35         35         35         35         35

1-A-2

-----------------------------------------------------------------------------------------------------------------
   CPR                                    5%         15%       20%         25%       30%         40%       50%
-----------------------------------------------------------------------------------------------------------------
   Yield at 100-24                       3.494      3.429      3.390      3.348      3.300      3.188      3.045
   Average Life (Years)                  2.646      2.270      2.095      1.929      1.772      1.486      1.230
   Modified Duration                     2.470      2.129      1.969      1.818      1.675      1.412      1.177
   First Principal Payment Date        12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03
   Last Principal Payment Date         10/25/06   10/25/06   10/25/06   10/25/06   10/25/06   10/25/06   10/25/06
   Principal Payment Window (Months)      35         35         35         35         35         35         35

2-A-1

-----------------------------------------------------------------------------------------------------------------
   CPR                                    5%         15%       20%         25%       30%         40%       50%
-----------------------------------------------------------------------------------------------------------------
   Yield at 100-00                       4.079      4.059      4.047      4.034      4.019      3.983      3.937
   Average Life (Years)                  4.218      3.278      2.892      2.551      2.250      1.751      1.363
   Modified Duration                     3.771      2.960      2.625      2.328      2.064      1.623      1.277
   First Principal Payment Date        12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03
   Last Principal Payment Date         10/25/08   10/25/08   10/25/08   10/25/08   10/25/08   10/25/08   10/25/08
   Principal Payment Window (Months)      59         59         59         59         59         59         59

2-A-2

-----------------------------------------------------------------------------------------------------------------
   CPR                                    5%         15%       20%         25%       30%         40%       50%
-----------------------------------------------------------------------------------------------------------------
   Yield at 100-16                       4.265      4.208      4.173      4.135      4.091      3.987      3.855
   Average Life (Years)                  4.218      3.278      2.892      2.551      2.250      1.751      1.363
   Modified Duration                     3.745      2.945      2.614      2.320      2.059      1.622      1.279
   First Principal Payment Date        12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03
   Last Principal Payment Date         10/25/08   10/25/08   10/25/08   10/25/08   10/25/08   10/25/08   10/25/08
   Principal Payment Window (Months)      59         59         59         59         59         59         59

3-A-1

-----------------------------------------------------------------------------------------------------------------
   CPR                                    5%         15%       20%         25%       30%         40%       50%
-----------------------------------------------------------------------------------------------------------------
   Yield at 100-00                       4.632      4.608      4.593      4.576      4.558      4.513      4.458
   Average Life (Years)                  5.501      3.927      3.346      2.859      2.452      1.829      1.387
   Modified Duration                     4.671      3.405      2.931      2.531      2.192      1.666      1.285
   First Principal Payment Date        12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03
   Last Principal Payment Date         10/25/10   10/25/10   10/25/10   10/25/10   10/25/10   10/25/10   10/25/10
   Principal Payment Window (Months)      83         83         83         83         83         83         83

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

/(1)/ Assumes any outstanding principal balance on the Class 1-A Certificates, the Class 2-A Certificates and the Class 3-A Certificates will be paid in full on the Distribution Date occurring in the month of October 2006, October 2008 and October 2010, respectively.

                            Bond Summary to Maturity

1-A-1

-----------------------------------------------------------------------------------------------------------------
   CPR                                    5%         15%       20%         25%       30%         40%       50%
-----------------------------------------------------------------------------------------------------------------
   Yield at 100-00                      3.332       3.298      3.280      3.261      3.242      3.200      3.154
   Average Life (Years)                 10.790      5.232      4.014      3.200      2.622      1.867      1.393
   Modified Duration                    8.253       4.438      3.512      2.864      2.387      1.739      1.317
   First Principal Payment Date        12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03
   Last Principal Payment Date         11/25/33   11/25/33   11/25/33   11/25/33   11/25/33   11/25/33   11/25/33
   Principal Payment Window (Months)     360         360       360         360       360         360       360

1-A-2

-----------------------------------------------------------------------------------------------------------------
   CPR                                    5%         15%       20%         25%       30%         40%       50%
-----------------------------------------------------------------------------------------------------------------
   Yield at 100-24                      3.413       3.404      3.387      3.360      3.325      3.225      3.081
   Average Life (Years)                 10.790      5.232      4.014      3.200      2.622      1.867      1.393
   Modified Duration                    8.113       4.378      3.472      2.837      2.370      1.733      1.317
   First Principal Payment Date        12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03
   Last Principal Payment Date         11/25/33   11/25/33   11/25/33   11/25/33   11/25/33   11/25/33   11/25/33
   Principal Payment Window (Months)     360         360       360         360       360         360       360

2-A-1

-----------------------------------------------------------------------------------------------------------------
   CPR                                    5%         15%       20%         25%       30%         40%       50%
-----------------------------------------------------------------------------------------------------------------
   Yield at 100-00                      3.773       3.882      3.917      3.941      3.955      3.955      3.927
   Average Life (Years)                 11.087      5.342      4.087      3.25       2.658      1.886      1.403
   Modified Duration                    8.069       4.356      3.456      2.825      2.359      1.724      1.308
   First Principal Payment Date        12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03
   Last Principal Payment Date         11/25/33   11/25/33   11/25/33   11/25/33   11/25/33   11/25/33   11/25/33
   Principal Payment Window (Months)     360         360       360         360       360         360       360

2-A-2

-----------------------------------------------------------------------------------------------------------------
   CPR                                    5%         15%       20%         25%       30%         40%       50%
-----------------------------------------------------------------------------------------------------------------
   Yield at 100-16                      3.861       3.984      4.014      4.025      4.019      3.96       3.847
   Average Life (Years)                 11.087      5.342      4.087      3.25       2.658      1.886      1.403
   Modified Duration                    7.955       4.314      3.431      2.809       2.35      1.722      1.309
   First Principal Payment Date        12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03
   Last Principal Payment Date         11/25/33   11/25/33   11/25/33   11/25/33   11/25/33   11/25/33   11/25/33
   Principal Payment Window (Months)     360         360       360         360       360         360       360

3-A-1

-----------------------------------------------------------------------------------------------------------------
   CPR                                    5%         15%       20%         25%       30%         40%       50%
-----------------------------------------------------------------------------------------------------------------
   Yield at 100-00                      4.187       4.395      4.453      4.488      4.504      4.495      4.453
   Average Life (Years)                 10.921      5.284      4.048      3.222      2.637      1.874      1.396
   Modified Duration                    7.629       4.19       3.347      2.75       2.306      1.695      1.291
   First Principal Payment Date        12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03
   Last Principal Payment Date         09/25/33   09/25/33   09/25/33   09/25/33   09/25/33   09/25/33   09/25/33
   Principal Payment Window (Months)     358         358       358         358       358         358       358

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                  Collateral Summary of Group 1 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                          Collateral Summary   Range (if applicable)
                                          ------------------   ---------------------
Total Outstanding Loan Balance                  $148,971,132

Total Number of Loans                                    297

Average Loan Principal Balance                  $    501,586   $57,604 to $1,000,000

WA Gross Coupon                                        4.469%        3.500% to 6.125%

WA FICO                                                  730              624 to 810

WA Original Term (mos.)                                  359              180 to 360

WA Remaining Term (mos.)                                 358              179 to 360

WA OLTV                                                71.08%        23.53% to 95.00%

WA Months to First Rate Adjustment Date            35 months         32 to 36 months

Gross Margin                                           2.250%

WA Rate Ceiling                                       10.469%       9.500% to 12.125%

Geographic Concentration of Mortgaged              CA   66.93%
Properties (Top 5 States) based on the Aggregate   FL    5.91%
Stated Principal Balance                           IL    4.85%
                                                   CO    4.46%
                                                   NV    2.44%
--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

      Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans /(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
             Occupancy                  Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
Primary Residence                           271    $135,346,727.14           90.85%
Second Home                                  20      10,486,105.60            7.04
Investor Property                             6       3,138,299.02            2.11
-----------------------------------------------------------------------------------
Total:                                      297    $148,971,131.76          100.00%
===================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 1 Mortgage Loans

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
           Property Type                Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
Single Family Residence                     191    $ 97,138,494.53           65.21%
PUD-Detached                                 53      27,577,770.53           18.51
Condominium                                  38      17,168,864.49           11.52
PUD-Attached                                  8       3,218,217.54            2.16
2-Family                                      3       1,674,150.02            1.12
4-Family                                      2       1,461,734.65            0.98
3-Family                                      2         731,900.00            0.49
-----------------------------------------------------------------------------------
Total:                                      297    $148,971,131.76          100.00%
===================================================================================

               Mortgage Loan Purpose of the Group 1 Mortgage Loans

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
              Purpose                   Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
Refinance-Rate/Term                         138    $ 69,670,186.07           46.77%
Purchase                                    117      58,501,204.16           39.27
Refinance-Cashout                            42      20,799,741.53           13.96
-----------------------------------------------------------------------------------
Total:                                      297    $148,971,131.76          100.00%
===================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

              Geographical Distribution of the Mortgage Properties
                        of the Group 1 Mortgage Loans /(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
          Geographic Area               Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
California                                  199    $ 99,702,106.28           66.93%
Florida                                      17       8,801,314.25            5.91
Illinois                                     14       7,231,647.32            4.85
Colorado                                     12       6,649,396.88            4.46
Nevada                                        6       3,632,549.59            2.44
North Carolina                                6       3,264,918.21            2.19
Virginia                                      7       3,023,038.74            2.03
Arizona                                       6       2,850,318.82            1.91
Massachusetts                                 5       2,136,123.81            1.43
Missouri                                      3       1,801,335.08            1.21
Texas                                         4       1,621,487.14            1.09
Washington                                    3       1,505,324.08            1.01
Georgia                                       3       1,167,636.58            0.78
Connecticut                                   2         920,171.53            0.62
South Carolina                                2         856,880.42            0.58
Maryland                                      2         814,839.53            0.55
Louisiana                                     1         659,090.69            0.44
Hawaii                                        1         599,245.11            0.40
New Hampshire                                 1         500,000.00            0.34
Minnesota                                     1         478,789.79            0.32
Ohio                                          1         403,417.91            0.27
Iowa                                          1         351,500.00            0.24
-----------------------------------------------------------------------------------
Total:                                      297    $148,971,131.76          100.00%
===================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 1.53% of the Group 1
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

    California State Distribution of the Mortgaged Properties of the Group 1
                                 Mortgage Loans

----------------------------------------------------------------------------------------------
                                                                               % of
                                                      Aggregate             Cut-Off Date
                                      Number Of   Stated Principal         Pool Principal
                                       Mortgage     Balance as of    Balance of the California
   California State Distribution        Loans       Cut-Off Date           Mortgage Loans
----------------------------------------------------------------------------------------------
Northern California                         148     $74,646,404.92                      74.87%
Southern California                          51      25,055,701.36                      25.13
----------------------------------------------------------------------------------------------
Total:                                      199     $99,702,106.28                     100.00%
==============================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

  Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans /(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
       Current Mortgage Loan           Mortgage     Balance as of    Pool Principal
       Principal Balances ($)           Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
50,000.01 - 100,000.00                        1    $     57,604.16            0.04%
200,000.01 - 250,000.00                       1         231,900.00            0.16
300,000.01 - 350,000.00                      18       6,101,142.10            4.10
350,000.01 - 400,000.00                      57      21,606,877.21           14.50
400,000.01 - 450,000.00                      59      25,257,938.46           16.95
450,000.01 - 500,000.00                      46      22,138,872.81           14.86
500,000.01 - 550,000.00                      38      19,901,565.14           13.36
550,000.01 - 600,000.00                      19      11,020,751.17            7.40
600,000.01 - 650,000.00                      21      13,246,872.61            8.89
650,000.01 - 700,000.00                       9       6,035,525.09            4.05
700,000.01 - 750,000.00                       7       5,109,257.29            3.43
750,000.01 - 800,000.00                       7       5,488,437.31            3.68
800,000.01 - 850,000.00                       4       3,326,027.63            2.23
850,000.01 - 900,000.00                       3       2,657,747.40            1.78
900,000.01 - 950,000.00                       2       1,822,623.63            1.22
950,000.01 - 1,000,000.00                     5       4,967,989.75            3.33
-----------------------------------------------------------------------------------
Total:                                      297    $148,971,131.76          100.00%
===================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $501,586.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

        Original Loan-To-Value Ratios of the Group 1 Mortgage Loans /(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
       Original Loan-To-Value          Mortgage     Balance as of    Pool Principal
             Ratios(%)                  Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
20.01 - 25.00                                 1    $    499,311.13            0.34%
30.01 - 35.00                                 2       1,131,448.22            0.76
35.01 - 40.00                                 1         496,830.06            0.33
40.01 - 45.00                                 7       4,140,828.58            2.78
45.01 - 50.00                                 9       5,332,550.59            3.58
50.01 - 55.00                                11       5,347,384.41            3.59
55.01 - 60.00                                14       7,338,532.97            4.93
60.01 - 65.00                                30      16,185,267.56           10.86
65.01 - 70.00                                26      13,824,260.14            9.28
70.01 - 75.00                                38      21,890,420.78           14.69
75.01 - 80.00                               152      70,677,034.88           47.44
80.01 - 85.00                                 1         355,540.99            0.24
85.01 - 90.00                                 4       1,364,644.45            0.92
90.01 - 95.00                                 1         387,077.00            0.26
-----------------------------------------------------------------------------------
Total:                                      297    $148,971,131.76          100.00%
===================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 71.08%.

       Current Mortgage Interest Rates of the Group 1 Mortgage Loans /(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
    Mortgage Interest Rates (%)         Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
3.251 - 3.500                                 2    $  1,108,074.95            0.74%
3.501 - 3.750                                 5       2,361,004.06            1.58
3.751 - 4.000                                37      19,116,962.60           12.83
4.001 - 4.250                                54      27,213,604.59           18.27
4.251 - 4.500                                78      39,195,442.18           26.31
4.501 - 4.750                                79      38,574,023.35           25.89
4.751 - 5.000                                33      16,206,218.03           10.88
5.001 - 5.250                                 7       3,405,073.94            2.29
5.501 - 5.750                                 1         791,700.00            0.53
6.001 - 6.250                                 1         999,028.06            0.67
-----------------------------------------------------------------------------------
Total:                                      297    $148,971,131.76          100.00%
===================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 1 Mortgage Loans is expected to be approximately 4.469%.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

                   Gross Margins of the Group 1 Mortgage Loans

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
          Gross Margin (%)              Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
2.250                                       297    $148,971,131.76          100.00%
-----------------------------------------------------------------------------------
Total:                                      297    $148,971,131.76          100.00%
===================================================================================

                Rate Ceilings of the Group 1 Mortgage Loans /(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
         Rate Ceilings (%)              Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
9.001 - 10.000                               44    $ 22,586,041.61           15.16%
10.001 - 11.000                             244     121,189,288.15           81.35
11.001 - 12.000                               8       4,196,773.94            2.82
12.001 - 13.000                               1         999,028.06            0.67
-----------------------------------------------------------------------------------
Total:                                      297    $148,971,131.76          100.00%
===================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1
     Mortgage Loans is expected to be approximately 10.469%.

         First Rate Adjustment Date of the Group 1 Mortgage Loans /(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
     First Rate Adjustment Date         Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
July 1, 2006                                  1    $    442,642.78            0.30%
August 1, 2006                                2       1,461,418.67            0.98
September 1, 2006                             8       3,480,269.35            2.34
October 1, 2006                             177      90,276,448.91           60.60
November 1, 2006                            109      53,310,352.05           35.79
-----------------------------------------------------------------------------------
Total:                                      297    $148,971,131.76          100.00%
===================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

               Remaining Terms of the Group 1 Mortgage Loans /(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
      Remaining Term (Months)           Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
161 - 180                                     1    $    502,014.94            0.34%
221 - 240                                     1         736,956.68            0.49
341 - 360                                   295     147,732,160.14           99.17
-----------------------------------------------------------------------------------
Total:                                      297    $148,971,131.76          100.00%
===================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 358 months.

        Credit Scoring of Mortgagors of the Group 1 Mortgage Loans /(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
           Credit Scores                Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
801 - 850                                     3    $  1,211,547.54            0.81%
751 - 800                                   113      56,820,755.51           38.14
701 - 750                                   105      52,800,577.77           35.44
651 - 700                                    63      31,263,709.34           20.99
601 - 650                                    13       6,874,541.60            4.61
-----------------------------------------------------------------------------------
Total:                                      297    $148,971,131.76          100.00%
===================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                  Collateral Summary of Group 2 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 27.17% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 0.90% of the Group 2 Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the date of origination or the anniversary of the date of origination) during the first 36 months of the loan term.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                      Collateral Summary    Range (if applicable)
                                      ------------------   ----------------------
Total Outstanding Loan Balance              $523,970,609

Total Number of Loans                              1,010

Average Loan Principal Balance              $    518,783   $140,720 to $1,250,000

WA Gross Coupon                                    4.819%         3.000% to 6.000%

WA FICO                                              733               621 to 837

WA Original Term (mos.)                              359               120 to 360

WA Remaining Term (mos.)                             358               119 to 360

WA OLTV                                            69.03%         19.23% to 95.00%

WA Months to First Rate Adjustment
   Date                                        59 months          48 to 60 months

Gross Margin                                       2.250%

WA Rate Ceiling                                    9.819%        8.000% to 11.000%
---------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
Geographic Concentration of
   Mortgaged                          CA   67.43%
Properties (Top 5 States) based on
   the Aggregate                      FL    4.94%
Stated Principal Balance              IL    2.93%
                                      MD    2.68%
                                      CO    2.47%
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
            Occupancy                   Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
Primary Residence                           938    $486,210,088.31            92.79%
Second Home                                  62      33,744,634.81             6.44
Investor Property                            10       4,015,885.46             0.77
-----------------------------------------------------------------------------------
Total:                                    1,010    $523,970,608.58           100.00%
===================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 2 Mortgage Loans

-----------------------------------------------------------------------------------
                                                     Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
           Property Type                Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
Single Family Residence                     666    $347,340,623.49            66.29%
PUD-Detached                                213     111,056,402.12            21.20
Condominium                                 106      52,716,565.22            10.06
PUD-Attached                                 15       7,063,640.79             1.35
2-Family                                      7       4,027,943.55             0.77
3-Family                                      2       1,306,025.54             0.25
Co-Op                                         1         459,407.87             0.09
-----------------------------------------------------------------------------------
Total:                                    1,010    $523,970,608.58           100.00%
===================================================================================

               Mortgage Loan Purpose of the Group 2 Mortgage Loans

-----------------------------------------------------------------------------------
                                                     Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
             Purpose                    Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
Purchase                                    453    $235,984,837.72            45.04%
Refinance-Rate/Term                         433     228,872,693.85            43.68
Refinance-Cashout                           124      59,113,077.01            11.28
-----------------------------------------------------------------------------------
Total:                                    1,010    $523,970,608.58           100.00%
===================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

          Geographical Distribution of the Mortgage Properties of the
                          Group 2 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
          Geographic Area               Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
California                                  674    $353,321,680.82            67.43%
Florida                                      51      25,883,739.14             4.94
Illinois                                     28      15,327,130.44             2.93
Maryland                                     28      14,033,845.30             2.68
Colorado                                     22      12,955,369.24             2.47
Georgia                                      23      11,198,618.84             2.14
Nevada                                       19      11,029,837.25             2.11
Virginia                                     22      10,641,138.60             2.03
Texas                                        24      10,259,821.92             1.96
North Carolina                               20       9,933,483.06             1.90
District of Columbia                         13       6,878,137.87             1.31
South Carolina                               12       5,582,133.72             1.07
Washington                                   11       5,149,447.43             0.98
New York                                     10       4,776,743.42             0.91
Massachusetts                                 7       3,717,100.56             0.71
Arizona                                       8       3,611,769.42             0.69
New Mexico                                    6       2,720,401.00             0.52
Wisconsin                                     4       2,173,920.00             0.41
Oregon                                        4       2,063,734.99             0.39
Minnesota                                     5       1,952,033.05             0.37
New Jersey                                    4       1,622,172.96             0.31
Tennessee                                     3       1,540,172.76             0.29
Hawaii                                        2       1,488,139.76             0.28
Connecticut                                   2       1,479,238.10             0.28
Kansas                                        2       1,095,000.00             0.21
Rhode Island                                  1       1,025,000.00             0.20
Missouri                                      2         972,201.39             0.19
Pennsylvania                                  1         699,673.00             0.13
Ohio                                          1         491,448.69             0.09
Arkansas                                      1         347,475.85             0.07
-----------------------------------------------------------------------------------
Total:                                    1,010    $523,970,608.58           100.00%
===================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 0.98% of the Group 2
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

    California State Distribution of the Mortgaged Properties of the Group 2
                                 Mortgage Loans

----------------------------------------------------------------------------------------------
                                                                                % of
                                                      Aggregate             Cut-Off Date
                                      Number Of   Stated Principal         Pool Principal
                                       Mortgage     Balance as of    Balance of the California
California State Distribution           Loans       Cut-Off Date           Mortgage Loans
----------------------------------------------------------------------------------------------
Northern California                         400    $208,308,594.08                       58.96%
Southern California                         274     145,013,086.74                       41.04
----------------------------------------------------------------------------------------------
Total:                                      674    $353,321,680.82                      100.00%
==============================================================================================

   Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan                  Mortgage     Balance as of    Pool Principal
Principal Balances ($)                  Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
100,000.01 - 150,000.00                       1    $    140,720.00             0.03%
300,000.01 - 350,000.00                      77      25,988,181.39             4.96
350,000.01 - 400,000.00                     201      75,954,182.04            14.50
400,000.01 - 450,000.00                     175      74,917,396.93            14.30
450,000.01 - 500,000.00                     156      74,893,660.21            14.29
500,000.01 - 550,000.00                      96      50,445,240.65             9.63
550,000.01 - 600,000.00                      89      51,636,046.46             9.85
600,000.01 - 650,000.00                      41      25,895,400.29             4.94
650,000.01 - 700,000.00                      44      29,839,023.18             5.69
700,000.01 - 750,000.00                      38      27,924,009.16             5.33
750,000.01 - 800,000.00                      17      13,278,504.35             2.53
800,000.01 - 850,000.00                       4       3,292,960.15             0.63
850,000.01 - 900,000.00                      15      13,116,004.91             2.50
900,000.01 - 950,000.00                      13      11,987,196.41             2.29
950,000.01 - 1,000,000.00                    29      28,679,396.97             5.47
1,000,000.01 - 1,500,000.00                  14      15,982,685.48             3.05
-----------------------------------------------------------------------------------
Total:                                    1,010    $523,970,608.58           100.00%
===================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $518,783.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

        Original Loan-To-Value Ratios of the Group 2 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value                 Mortgage     Balance as of    Pool Principal
Ratios (%)                              Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
15.01 - 20.00                                 2    $    898,399.22             0.17%
20.01 - 25.00                                 7       4,078,933.05             0.78
25.01 - 30.00                                11       7,083,030.06             1.35
30.01 - 35.00                                15       8,584,507.73             1.64
35.01 - 40.00                                14       6,304,454.64             1.20
40.01 - 45.00                                24      14,343,174.58             2.74
45.01 - 50.00                                37      20,416,950.23             3.90
50.01 - 55.00                                35      19,702,647.43             3.76
55.01 - 60.00                                51      30,080,163.17             5.74
60.01 - 65.00                                95      52,865,915.20            10.09
65.01 - 70.00                                92      51,484,672.68             9.83
70.01 - 75.00                               137      73,545,708.30            14.04
75.01 - 80.00                               466     224,944,727.48            42.93
80.01 - 85.00                                 3       1,246,023.58             0.24
85.01 - 90.00                                14       5,854,380.49             1.12
90.01 - 95.00                                 7       2,536,920.74             0.48
-----------------------------------------------------------------------------------
Total:                                    1,010    $523,970,608.58           100.00%
===================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 69.03%.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

       Current Mortgage Interest Rates of the Group 2 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
Mortgate Interest Rates (%)             Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
2.751 - 3.000                                 1    $    370,363.34             0.07%
3.001 - 3.250                                 2       1,057,064.33             0.20
3.251 - 3.500                                 6       3,473,495.44             0.66
3.501 - 3.750                                 9       3,745,870.90             0.71
3.751 - 4.000                                32      15,544,496.46             2.97
4.001 - 4.250                                53      31,565,589.47             6.02
4.251 - 4.500                               134      70,277,805.05            13.41
4.501 - 4.750                               244     131,736,931.77            25.14
4.751 - 5.000                               267     135,672,338.08            25.89
5.001 - 5.250                               128      66,479,505.28            12.69
5.251 - 5.500                                82      39,236,308.41             7.49
5.501 - 5.750                                39      18,377,073.90             3.51
5.751 - 6.000                                13       6,433,766.15             1.23
-----------------------------------------------------------------------------------
Total:                                    1,010    $523,970,608.58           100.00%
===================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 2 Mortgage Loans is expected to be approximately 4.819%.

                   Gross Margins of the Group 2 Mortgage Loans

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
Gross Margin                            Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
2.250                                     1,010    $523,970,608.58           100.00%
-----------------------------------------------------------------------------------
Total:                                    1,010    $523,970,608.58           100.00%
===================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

                Rate Ceilings of the Group 2 Mortgage Loans /1/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
    Rate Cellings (%)                   Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
7.001 - 8.000                                 1    $    370,363.34             0.07%
8.001 - 9.000                                49      23,820,927.13             4.55
9.001 - 10.000                              698     369,252,664.37            70.47
10.001 - 11.000                             262     130,526,653.74            24.91
-----------------------------------------------------------------------------------
Total:                                    1,010    $523,970,608.58           100.00%
===================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2
     Mortgage Loans is expected to be approximately 9.819%.

          First Rate Adjustment Date of the Group 2 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------
                                                        Aggregate              % of
                                      Number Of   Statistical Principal    Cut-Off Date
                                       Mortgage       Balance as of       Pool Principal
First Rate Adjustments Date             Loans         Cut-Off Date            Balance
----------------------------------------------------------------------------------------
November 1, 2007                              1         $    319,949.00             0.06%
April 1, 2008                                 1              337,189.81             0.06
August 1, 2008                                6            3,598,584.31             0.69
September 1, 2008                            12            6,072,614.54             1.16
October 1, 2008                             583          301,689,706.07            57.58
November 1, 2008                            407          211,952,564.85            40.45
----------------------------------------------------------------------------------------
Total:                                    1,010         $523,970,608.58           100.00%
========================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

               Remaining Terms of the Group 2 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
Remaining Term (Months)                 Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
101 - 120                                     2    $  1,308,874.82             0.25%
221 - 240                                     2       1,325,496.56             0.25
281 - 300                                     2         916,280.05             0.17
341 - 360                                 1,004     520,419,957.15            99.32
-----------------------------------------------------------------------------------
Total:                                    1,010    $523,970,608.58           100.00%
===================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 358 months.

         Credit Scoring of Mortgagors of the Group 2 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
         Credit Scores                  Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
801 - 850                                    22    $ 10,551,480.00             2.01%
751 - 800                                   374     194,924,096.32            37.20
701 - 750                                   360     190,442,715.26            36.35
651 - 700                                   202     101,905,224.38            19.45
601 - 650                                    45      22,371,877.62             4.27
Not Scored                                    7       3,775,215.00             0.72
-----------------------------------------------------------------------------------
Total:                                    1,010    $523,970,608.58           100.00%
===================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------

                  Collateral Summary of Group 3 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 3 Mortgage Loans

The Group 3 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 0.83% of the Group 3 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                                   Collateral Summary   Range (if applicable)
                                                   ------------------   ----------------------
Total Outstanding Loan Balance                            $48,303,808

Total Number of Loans                                              94

Average Loan Principal Balance                            $   513,870   $335,641 to $1,000,000

WA Gross Coupon                                                 5.098%         3.625% to 6.375%

WA FICO                                                           735               634 to 821

WA Original Term (mos.)                                           357               180 to 360

WA Remaining Term (mos.)                                          356               179 to 360

WA OLTV                                                         67.03%         25.93% to 90.00%

WA Months to First Adjustment Date                                 83          80 to 84 months

Gross Margin                                                    2.250%

WA Rate Ceiling                                                10.098%        8.625% to 11.375%

Geographic Concentration of Mortgaged              CA   55.75%
Properties (Top 5 States) based on the Aggregate   FL    6.80%
Stated Principal Balance                           GA    6.08%
                                                   MD    5.64%
                                                   VA    4.73%

--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

      Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans/(1)/

------------------------------------------------------------------------------------
                                                     Aggregate            % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
             Occupancy                  Loans       Cut-Off Date        Balance
------------------------------------------------------------------------------------
Primary Residence                            89     $46,225,492.61            95.70%
Second Home                                   5       2,078,315.62             4.30
------------------------------------------------------------------------------------
Total:                                       94     $48,303,808.23           100.00%
====================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 3 Mortgage Loans

------------------------------------------------------------------------------------
                                                     Aggregate            % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
           Property Type                Loans       Cut-Off Date        Balance
------------------------------------------------------------------------------------
Single Family Residence                      65     $33,565,486.62            69.49%
PUD-Detached                                 18       9,423,427.21            19.51
Condominium                                  11       5,314,894.40            11.00
------------------------------------------------------------------------------------
Total:                                       94     $48,303,808.23           100.00%
====================================================================================

               Mortgage Loan Purpose of the Group 3 Mortgage Loans

------------------------------------------------------------------------------------
                                                     Aggregate            % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
             Purpose                    Loans       Cut-Off Date        Balance
------------------------------------------------------------------------------------
Refinance-Rate/Term                          52     $28,549,103.31            59.10%
Purchase                                     32      14,887,620.44            30.82
Refinance-Cashout                            10       4,867,084.48            10.08
------------------------------------------------------------------------------------
Total:                                       94     $48,303,808.23           100.00%
====================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

  Geographical Distribution of the Mortgage Properties of the Group 3 Mortgage
                                  Loans/(1)/

------------------------------------------------------------------------------------
                                                     Aggregate            % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
          Geographic Area               Loans       Cut-Off Date        Balance
------------------------------------------------------------------------------------
California                                   48     $26,927,508.75            55.75%
Florida                                       7       3,286,711.09             6.80
Georgia                                       6       2,935,766.52             6.08
Maryland                                      6       2,723,426.91             5.64
Virginia                                      6       2,284,255.38             4.73
Washington                                    4       1,787,774.47             3.70
New York                                      3       1,609,022.71             3.33
Texas                                         3       1,442,667.64             2.99
Arizona                                       2       1,381,602.06             2.86
Illinois                                      2       1,020,449.89             2.11
South Carolina                                1         489,437.95             1.01
Rhode Island                                  1         476,000.00             0.99
Missouri                                      1         451,456.89             0.93
District of Columbia                          1         406,932.70             0.84
Delaware                                      1         391,557.00             0.81
Vermont                                       1         351,591.17             0.73
North Carolina                                1         337,647.10             0.70
------------------------------------------------------------------------------------
Total:                                       94     $48,303,808.23           100.00%
====================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 3.12% of the Group 3
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

        California State Distribution of the Mortgaged Properties of the
                             Group 3 Mortgage Loans

----------------------------------------------------------------------------------------------
                                                                               % of
                                                     Aggregate             Cut-Off Date
                                      Number Of   Stated Principal        Pool Principal
                                       Mortgage     Balance as of    Balance of the California
   California State Distribution        Loans       Cut-Off Date          Mortgage Loans
----------------------------------------------------------------------------------------------
Northern California                          29     $16,260,632.87                      60.39%
Southern California                          19      10,666,875.88                      39.61
----------------------------------------------------------------------------------------------
Total:                                       48     $26,927,508.75                     100.00%
==============================================================================================

   Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans/(1)/

------------------------------------------------------------------------------------
                                                     Aggregate            % of
                                      Number Of   Stated Principal    Cut-Off Date
      Current Mortgage Loan            Mortgage     Balance as of    Pool Principal
      Principal Balances ($)            Loans       Cut-Off Date        Balance
------------------------------------------------------------------------------------
300,000.01 - 350,000.00                       6     $ 2,067,660.25             4.28%
350,000.01 - 400,000.00                      23       8,661,283.20            17.93
400,000.01 - 450,000.00                      16       6,703,005.36            13.88
450,000.01 - 500,000.00                      10       4,790,103.27             9.92
500,000.01 - 550,000.00                       8       4,134,564.85             8.56
550,000.01 - 600,000.00                      10       5,805,082.48            12.02
600,000.01 - 650,000.00                       6       3,773,500.81             7.81
650,000.01 - 700,000.00                       3       2,076,932.51             4.30
700,000.01 - 750,000.00                       4       2,881,265.75             5.96
750,000.01 - 800,000.00                       2       1,555,040.92             3.22
900,000.01 - 950,000.00                       1         934,875.34             1.94
950,000.01 - 1,000,000.00                     5       4,920,493.49            10.19
------------------------------------------------------------------------------------
Total:                                       94     $48,303,808.23           100.00%
====================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $513,870.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

        Original Loan-To-Value Ratios of the Group 3 Mortgage Loans/(1)/

------------------------------------------------------------------------------------
                                                     Aggregate            % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
 Original Loan-To-Value Ratios (%)      Loans       Cut-Off Date        Balance
------------------------------------------------------------------------------------
25.01 - 30.00                                 2     $ 1,289,579.29             2.67%
30.01 - 35.00                                 1         934,875.34             1.94
35.01 - 40.00                                 3       1,870,026.72             3.87
40.01 - 45.00                                 1         971,464.45             2.01
45.01 - 50.00                                 4       2,351,308.53             4.87
50.01 - 55.00                                 5       2,907,820.59             6.02
55.01 - 60.00                                 7       3,390,847.52             7.02
60.01 - 65.00                                 8       4,090,587.22             8.47
65.01 - 70.00                                 8       3,983,089.41             8.25
70.01 - 75.00                                14       6,735,029.20            13.94
75.01 - 80.00                                38      18,466,826.04            38.23
85.01 - 90.00                                 3       1,312,353.92             2.72
------------------------------------------------------------------------------------
Total:                                       94     $48,303,808.23           100.00%
====================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 67.03%.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

       Current Mortgage Interest Rates of the Group 3 Mortgage Loans/(1)/

------------------------------------------------------------------------------------
                                                     Aggregate            % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
    Mortgage Interest Rates (%)         Loans       Cut-Off Date        Balance
------------------------------------------------------------------------------------
3.501 - 3.750                                 2     $   843,938.59             1.75%
3.751 - 4.000                                 1         355,493.51             0.74
4.001 - 4.250                                 2         978,999.34             2.03
4.251 - 4.500                                 7       3,909,577.44             8.09
4.501 - 4.750                                 8       4,985,446.00            10.32
4.751 - 5.000                                26      14,605,284.59            30.24
5.001 - 5.250                                15       7,425,867.38            15.37
5.251 - 5.500                                15       7,101,384.05            14.70
5.501 - 5.750                                11       4,856,822.25            10.05
5.751 - 6.000                                 3       1,697,217.83             3.51
6.001 - 6.250                                 3       1,152,220.25             2.39
6.251 - 6.500                                 1         391,557.00             0.81
------------------------------------------------------------------------------------
Total:                                       94     $48,303,808.23           100.00%
====================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 3 Mortgage Loans is expected to be approximately 5.098%.

                   Gross Margins of the Group 3 Mortgage Loans

------------------------------------------------------------------------------------
                                                     Aggregate            % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
        Gross Margins (%)               Loans       Cut-Off Date        Balance
------------------------------------------------------------------------------------
2.250                                        94     $48,303,808.23           100.00%
------------------------------------------------------------------------------------
Total:                                       94     $48,303,808.23           100.00%
====================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

                Rate Ceilings of the Group 3 Mortgage Loans/(1)/

------------------------------------------------------------------------------------
                                                     Aggregate            % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
         Rate Ceilings (%)              Loans       Cut-Off Date        Balance
------------------------------------------------------------------------------------
8.001 - 9.000                                 3     $ 1,199,432.10             2.48%
9.001 - 10.000                               43      24,479,307.37            50.68
10.001 - 11.000                              44      21,081,291.51            43.64
11.001 - 12.000                               4       1,543,777.25             3.20
------------------------------------------------------------------------------------
Total:                                       94     $48,303,808.23           100.00%
====================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3
     Mortgage Loans is expected to be approximately 10.098%.

          First Rate Adjustment Date of the Group 3 Mortgage Loans/(1)/

------------------------------------------------------------------------------------
                                                     Aggregate            % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
      First Adjustment Date             Loans       Cut-Off Date        Balance
------------------------------------------------------------------------------------
July 1, 2010                                  1     $   400,000.00             0.83%
August 1, 2010                                3       2,108,185.13             4.36
September 1, 2010                             3       1,380,094.78             2.86
October 1, 2010                              68      35,116,717.53            72.70
November 1, 2010                             19       9,298,810.79            19.25
------------------------------------------------------------------------------------
Total:                                       94     $48,303,808.23           100.00%
====================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Adjustment
     Date for the Group 3 Mortgage Loans is expected to be approximately 83 months.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

               Remaining Terms of the Group 3 Mortgage Loans/(1)/

------------------------------------------------------------------------------------
                                                     Aggregate            % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
Remaining Term (Months)                 Loans       Cut-Off Date        Balance
------------------------------------------------------------------------------------
161 - 180                                     1     $   647,593.45             1.34%
221 - 240                                     1         387,850.00             0.80
341 - 360                                    92      47,268,364.78            97.86
------------------------------------------------------------------------------------
Total:                                       94     $48,303,808.23           100.00%
====================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 356 months.

        Credit Scoring of Mortgagors of the Group 3 Mortgage Loans/(1)/

------------------------------------------------------------------------------------
                                                     Aggregate            % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
           Credit Scores                Loans       Cut-Off Date        Balance
------------------------------------------------------------------------------------
801 - 850                                     1     $   345,257.65             0.71%
751 - 800                                    40      21,139,833.66            43.76
701 - 750                                    28      14,906,393.77            30.86
651 - 700                                    22      10,756,467.26            22.27
601 - 650                                     3       1,155,855.89             2.39
------------------------------------------------------------------------------------
Total:                                       94     $48,303,808.23           100.00%
====================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

!  B03K_CALL1.CDI #CMOVER_3.0B WHOLE_LOAN ! MAX_CF_VECTSIZE 552
!
!! Created by Intex Deal Maker v3.5.328 , subroutines 3.0f
!!    11/05/2003   7:59 AM
!
!  Modeled in the Intex CMO Modeling Language, (B000874397118)
!  which is copyright (c) 2003 by Intex Solutions, Inc.
!  Intex shall not be held liable for the accuracy of this data
!  nor for the accuracy of information which is derived from this data.
!

!The tables and other statistical analyses (the "Hypothetical Performance Data") that you will produce using Intex with the attached information are privileged and intended solely for use by you
!(the party to whom Banc of America Securities LLC provided the computer file source code used to generate them). The Hypothetical Performance Data will be generated by you using a computer file source
!code prepared by Banc of America Securities LLC in reliance upon information furnished by the issuer of the securities and its affiliates, the accuracy and completeness of which has not been verified by !Banc of America Securities LLC or any other person. The computer file source code that you will use to prepare the Hypothetical Performance Data was furnished to you solely by Banc of America Securities LLC
!and not by the issuer of the securities. It may not be (a) used for any purpose other than to make a preliminary evaluation of the referenced securities or (b) provided by you to any third party other than your !legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. You agree that the Hypothetical Performance Data will be generated by or on behalf of you, !and that neither Banc of America Securities LLC nor anyone acting on its behalf has generated or is in any way responsible for any Hypothetical Performance Data.

!Numerous assumptions were used in preparing the computer file source code you will use to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical
!Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical
!Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections
!or predictions or as legal, tax, financial or accounting advice.

!Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data will be based on prepayment assumptions, and changes in such prepayment assumptions may !dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates
!shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific
!characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to, among other things, differences between
(a) the actual underlying assets and the hypothetical
!underlying assets used in preparing the Hypothetical Performance Data and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the !actual securities. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Banc of America
!Securities LLC Trading Desk at (704) 388-1579 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither
!Banc of America Securities LLC nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

!Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final

!prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell
!or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or !qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the computer model and Hypothetical Performance Data are !preliminary and subject to change prior to issuance.

!Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based
!on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Banc of America Securities LLC
!Trading Desk at (704) 388-1579.

!The computer model referenced herein supersedes all computer models related to the subject securities that have been made available to you previously. In addition, this computer model will be superseded in !its entirety by the final prospectus supplement relating to the actual securities preliminarily described by this computer model.

!Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve
!and interest rate risks. Investors should make every effort to consider the risks of these securities.

!If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail."

  COLLAT_GROUPS 1 2 3
!
!
  DEFINE CONSTANT #OrigCollBal  = 721245548.57
  DEFINE CONSTANT #OrigCollBal1 = 148971131.76
  DEFINE CONSTANT #OrigCollBal2 = 523970608.58
  DEFINE CONSTANT #OrigCollBal3 = 48303808.23
!
  DEFINE CONSTANT #OrigBondBal  = 721245548.57
  DEFINE CONSTANT #OrigBondBal1 = 148971131.76
  DEFINE CONSTANT #OrigBondBal2 = 523970608.58
  DEFINE CONSTANT #OrigBondBal3 = 48303808.23
!
  DEFINE #BondBal1                       = 166998548.57
  DEFINE #BondBal2                       = 530185548.57
  DEFINE #BondBal3                       = 69502548.57
!
       FULL_DEALNAME:    B03K_CALL1
!
       DEAL SIZE:        $ 721245548.57
       PRICING SPEED:    25% CPR
!      ISSUE DATE:       20031101
       SETTLEMENT DATE:  20031125
!
  Record date delay: 24
!
 DEFINE TR_INDEXDEPS_ALL
!
 DEFINE SCHEDULE "SHIFT1%","SHIFT2%","SHIFT3%"
!
   DEAL_CLOCK_INFO _
       ISSUE_CDU_DATE             20031101 _
       DEAL_FIRSTPAY_DATE         20031225
!
!

  CREDIT_SUPPORT_BASIS GROUP_DEAL
  DEFINE DYNAMIC STICKY #NetRate  = ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200
  DEFINE DYNAMIC STICKY #NetRate1 = ( COLL_I_MISC("COUPON",1) ) / COLL_PREV_BAL(1) *
1200
  DEFINE DYNAMIC STICKY #NetRate2 = ( COLL_I_MISC("COUPON",2) ) / COLL_PREV_BAL(2) *
1200
  DEFINE DYNAMIC STICKY #NetRate3 = ( COLL_I_MISC("COUPON",3) ) / COLL_PREV_BAL(3) *
1200

!
!
  DEFINE TABLE "SI_LOSSA1" (6, 2) = "MONTH" "SHIFTR"
       96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
      360.1   50%
!
  DEFINE TABLE "SI_LOSSA2" (6, 2) = "MONTH" "SHIFTR"
       96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
      360.1   50%
!
  DEFINE TABLE "SI_LOSSA3" (6, 2) = "MONTH" "SHIFTR"
       96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
      360.1   50%
!
  DEFINE #COUPON_BIGSUB = 0
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
  INITIAL INDEX    LIBOR_1YR          1.48
!
DEFINE TRANCHE "1B", "2B", "3B", "1A1", "1A2", "2A1", "2A2", "3A1", "BIGSUB",
"2IO", "3IO", "1IO"
!
!
Tranche "1B" MODELING EXCHANGE
   Block 4693131.76 GROUP 1 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031101 Next 20031225
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) - 0.598999 ELSE COLL_NETRATE(1))
     0     999
!
Tranche "2B" MODELING EXCHANGE
   Block 16505608.58 GROUP 2 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031101 Next 20031225
     (IF CURMONTH LE 59 THEN COLL_NETRATE(2) - 0.29 ELSE COLL_NETRATE(2))
     0     999
!
Tranche "3B" MODELING EXCHANGE
   Block 1521808.23 GROUP 3 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031101 Next 20031225
     (IF CURMONTH LE 83 THEN COLL_NETRATE(3) - 0.19 ELSE COLL_NETRATE(3))
     0     999
!
Tranche "1A1" SEN_FLT
   Block 94278000.00 GROUP 1 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031101 Next 20031225
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) - 0.80 ELSE COLL_NETRATE(1))
     0     999

!
Tranche "1A2" SEN_FLT
   Block 50000000.00 GROUP 1 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031101 Next 20031225
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) - 0.22 ELSE COLL_NETRATE(1))
     0     999
!
Tranche "2A1" SEN_FLT
   Block 253733000.00 GROUP 2 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031101 Next 20031225
     (IF CURMONTH LE 59 THEN COLL_NETRATE(2) - 0.45 ELSE COLL_NETRATE(2))
     0     999
!
Tranche "2A2" SEN_FLT
   Block 253732000.00 GROUP 2 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031101 Next 20031225
     (IF CURMONTH LE 59 THEN COLL_NETRATE(2) - 0.13 ELSE COLL_NETRATE(2))
     0     999
!
Tranche "3A1" SEN_FLT
   Block 46782000.00 GROUP 3 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031101 Next 20031225
     (IF CURMONTH LE 83 THEN COLL_NETRATE(3) - 0.19 ELSE COLL_NETRATE(3))
     0     999
!
Tranche "BIGSUB" JUN_WAC
   Block 22720548.57 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _ Delay 24 Dated 20031101 Next 20031225
     ( #COUPON_BIGSUB )
    0    999
!
Tranche "2IO" SEN_IO
   Block 523970608.58 at 0.29 GROUP 2 FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 59 THEN BBAL("2A1#1","2A2#1","2B#1") ELSE 0 ); _
                                                       END   ( IF CURMONTH LT 59
THEN BBAL("2A1#1","2A2#1","2B#1") ELSE 0 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031101 Next 20031225
!
Tranche "3IO" SEN_IO
   Block 48303808.23 at 0.19 GROUP 3 FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 83 THEN BBAL("3A1#1","3B#1") ELSE 0 ); _
                                                       END   ( IF CURMONTH LT 83
THEN BBAL("3A1#1","3B#1") ELSE 0 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20031101  Next 20031225
!
Tranche "1IO" SEN_IO
   Block 148971131.76 at 0.598999 GROUP 1 FREQ M FLOAT NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 35 THEN BBAL("1A1#1","1A2#1","1B#1") ELSE 0 ); _
                                                       END   ( IF CURMONTH LT 35
THEN BBAL("1A1#1","1A2#1","1B#1") ELSE 0 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031101 Next 20031225
    ( 0.598999 )
    0    999
!
!
ifndef #_CMOVER_3.0D2 _
DEFINE EXCHANGE "1B" + "2B" + "3B" = "BIGSUB"
!
DEFINE PSEUDO_TRANCHE COLLAT GROUP 1 _
   Delay 24 Dated 20031101 Next 20031225 Settle 20031125
DEFINE PSEUDO_TRANCHE COLLAT GROUP 2 _
   Delay 24 Dated 20031101 Next 20031225 Settle 20031125
DEFINE PSEUDO_TRANCHE COLLAT GROUP 3 _

   Delay 24 Dated 20031101 Next 20031225 Settle 20031125
!
  CLASS "X1"        NO_BUILD_TRANCHE _
                    = "1IO"
  CLASS "1A1"       NO_BUILD_TRANCHE _
                    = "1A1"
  CLASS "1A2"       NO_BUILD_TRANCHE _
                    = "1A2"
  CLASS "X2"        NO_BUILD_TRANCHE _
                    = "2IO"
  CLASS "2A1"       NO_BUILD_TRANCHE _
                    = "2A1"
  CLASS "2A2"       NO_BUILD_TRANCHE _
                    = "2A2"
  CLASS "X3"        NO_BUILD_TRANCHE _
                    = "3IO"
  CLASS "SNR_3"     NO_BUILD_TRANCHE _
                    WRITEDOWN_LIMIT BALANCE (#OrigCollBal3); _
                    = "3A1"
  CLASS "SUBORD_1"  DISTRIB_CLASS RULES _
                    = "1B"
  CLASS "SUBORD_2"  DISTRIB_CLASS RULES _
                    = "2B"
  CLASS "SUBORD_3"  DISTRIB_CLASS RULES _
                    = "3B"
  CLASS "SNR_1" WRITEDOWN_LIMIT BALANCE (#OrigCollBal1); ALLOCATION _
                    = "1A1" "1A2"
  CLASS "SNR_2" WRITEDOWN_LIMIT BALANCE (#OrigCollBal2); ALLOCATION _
                    = "2A1" "2A2"
  CLASS "BIGSUB"    NO_BUILD_TRANCHE _
                    = "BIGSUB", _
    COMBINE_CLASSES = "SUBORD_1" "SUBORD_2" "SUBORD_3"

!
!
  CLASS "GRP1" _
                 DISTRIB_CLASS RULES _
                    = "X1" "SNR_1" "SUBORD_1"
  CLASS "GRP2" _
                 DISTRIB_CLASS RULES _
                    = "X2" "SNR_2" "SUBORD_2"
  CLASS "GRP3" _
                 DISTRIB_CLASS RULES _
                    = "X3" "SNR_3" "SUBORD_3"
!
  CLASS "ROOT"  ROOT_LIST = "GRP1" "GRP2" "GRP3"
!
  GROUP 0       ROOT      = 1 2 3
!

!

  DEFINE PSEUDO_TRANCHE CLASS "SNR_1"        Delay 24  Dated 20031101  Next 20031225
DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_1"     Delay 24  Dated 20031101  Next 20031225
DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_2"        Delay 24  Dated 20031101  Next 20031225
DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_2"     Delay 24  Dated 20031101  Next 20031225
DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_3"     Delay 24  Dated 20031101  Next 20031225
DAYCOUNT 30360 BUSINESS_DAY NONE
!
!
  CROSSOVER When 0
!
  DEFINE DYNAMIC #COUPON_BIGSUB = OPTIMAL_INTPMT("SUBORD_1", "SUBORD_2", "SUBORD_3") /
BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3") * 36000 / NDAYS_ACCRUE_INT("BIGSUB#1")

!
  OPTIONAL REDEMPTION:    "Cleanup" _
                          DEAL_FRAC 10% _
                          PRICE_P ( COLL_BAL ); _
                          DISTR_P RULES "OPTR_DEAL"
!
!
 INTEREST_SHORTFALL GROUP 1 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           Compensate Pro_rata
!
 INTEREST_SHORTFALL GROUP 2 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           Compensate Pro_rata
!
 INTEREST_SHORTFALL GROUP 3 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           Compensate Pro_rata
!
!
 CMO Block Payment Rules
------------------------------------
!
   calculate :  #OrigSenPct1  = 100 * ORIG_BBAL("SNR_1") / #OrigCollBal1
!
   calculate :  #SenPct1 = _
               IF BBAL("BIGSUB") GT 0.01 _
               THEN MIN(100, 100 * BBAL("SNR_1") / COLL_PREV_BAL(1)) _
               ELSE 100
!
   calculate :  #OrigSubBal1 = #OrigCollBal1 - ORIG_BBAL("SNR_1")
   calculate :  #SubBal1     = MAX(0, COLL_PREV_BAL(1) - BBAL("SNR_1"))
!
   calculate :  #OrigSenPct2  = 100 * ORIG_BBAL("SNR_2") / #OrigCollBal2
!
   calculate :  #SenPct2 = _
               IF BBAL("BIGSUB") GT 0.01 _
               THEN MIN(100, 100 * BBAL("SNR_2") / COLL_PREV_BAL(2)) _
               ELSE 100
!
   calculate :  #OrigSubBal2 = #OrigCollBal2 - ORIG_BBAL("SNR_2")
   calculate :  #SubBal2     = MAX(0, COLL_PREV_BAL(2) - BBAL("SNR_2"))
!
   calculate :  #OrigSenPct3  = 100 * ORIG_BBAL("SNR_3") / #OrigCollBal3
!
   calculate :  #SenPct3 = _
               IF BBAL("BIGSUB") GT 0.01 _
               THEN MIN(100, 100 * BBAL("SNR_3") / COLL_PREV_BAL(3)) _
               ELSE 100
!
   calculate :  #OrigSubBal3 = #OrigCollBal3 - ORIG_BBAL("SNR_3")
   calculate :  #SubBal3     = MAX(0, COLL_PREV_BAL(3) - BBAL("SNR_3"))
!
   calculate : #ReduceTestA1 = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA1", "MONTH", "SHIFTR" )
!

   calculate :  #StepProviso11 = IF COLL_PREV_BAL(1) GT 0.01 _
                                 THEN ( ( DELINQ_LOSS_ACCUM(1) < #OrigSubBal1 *
#ReduceTestA1 )) _
                                 ELSE 1
!
   calculate : #ReduceTestA2 = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA2", "MONTH", "SHIFTR" )
!
   calculate :  #StepProviso12 = IF COLL_PREV_BAL(2) GT 0.01 _
                                 THEN ( ( DELINQ_LOSS_ACCUM(2) < #OrigSubBal2 *
#ReduceTestA2 )) _
                                 ELSE 1
!
   calculate : #ReduceTestA3 = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA3", "MONTH", "SHIFTR" )

!
   calculate :  #StepProviso13 = IF COLL_PREV_BAL(3) GT 0.01 _
                                 THEN ( ( DELINQ_LOSS_ACCUM(3) < #OrigSubBal3 *
#ReduceTestA3 )) _
                                 ELSE 1
!
   calculate :  #Sub2TimesTestAgg = BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3") /
BBAL("SNR_1", "SUBORD_1", "SNR_2", "SUBORD_2", "SNR_3", "SUBORD_3") _
                               GE 2 * ORIG_BBAL("SUBORD_1", "SUBORD_2",
"SUBORD_3")/ORIG_BBAL("SNR_1", "SUBORD_1", "SNR_2", "SUBORD_2", "SNR_3", "SUBORD_3")
!
   calculate :  #SenPrep1 = _
              IF (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2) OR (#SenPct3 >
#OrigSenPct3) _
              THEN 100 _
              ELSE #SenPct1 + SHIFT%(1) * (100-#SenPct1), _
   Reduce_SHIFT%_when GROUP 1 STICKY_PASS FAILVAL_PRIOREND _
   (#StepProviso11 AND #StepProviso12 AND #StepProviso13)
!
   calculate :  #SenPrep2 = _
              IF (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2) OR (#SenPct3 >
#OrigSenPct3) _
              THEN 100 _
              ELSE #SenPct2 + SHIFT%(2) * (100-#SenPct2), _
   Reduce_SHIFT%_when GROUP 2 STICKY_PASS FAILVAL_PRIOREND _
   (#StepProviso11 AND #StepProviso12 AND #StepProviso13)
!
   calculate :  #SenPrep3 = _
              IF (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2) OR (#SenPct3 >
#OrigSenPct3) _
              THEN 100 _
              ELSE #SenPct3 + SHIFT%(3) * (100-#SenPct3), _
   Reduce_SHIFT%_when GROUP 3 STICKY_PASS FAILVAL_PRIOREND _
   (#StepProviso11 AND #StepProviso12 AND #StepProviso13)
!
!
   calculate :  #SenPrep1 = _
              IF (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2) OR (#SenPct3 >
#OrigSenPct3) _
              THEN 100 _
              ELSE IF #Sub2TimesTestAgg and ( #StepProviso11 )  _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct1 + (50% * (100-#SenPct1)) _
                        ELSE #SenPct1 _
                   ELSE #SenPrep1
!
   calculate :  #SenPrep2 = _
              IF (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2) OR (#SenPct3 >
#OrigSenPct3) _
              THEN 100 _
              ELSE IF #Sub2TimesTestAgg and ( #StepProviso12 )  _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct2 + (50% * (100-#SenPct2)) _
                        ELSE #SenPct2 _
                   ELSE #SenPrep2
!
   calculate :  #SenPrep3 = _
              IF (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2) OR (#SenPct3 >
#OrigSenPct3) _
              THEN 100 _
              ELSE IF #Sub2TimesTestAgg and ( #StepProviso13 )  _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct3 + (50% * (100-#SenPct3)) _
                        ELSE #SenPct3 _
                   ELSE #SenPrep3

!
   calculate : #SENRECOV1 = #SenPrep1 / 100 * DELINQ_RECOVER(1)
!
   calculate : #SENRECOV2 = #SenPrep2 / 100 * DELINQ_RECOVER(2)
!
   calculate : #SENRECOV3 = #SenPrep3 / 100 * DELINQ_RECOVER(3)

!
 calculate:  "SNR_1" _
  NO_CHECK SCHEDULED     GROUP 1   PERCENT LIMIT V0  = #SenPct1 , _
  NO_CHECK PREPAY        GROUP 1   PERCENT LIMIT V1  = #SenPrep1 , _
  NO_CHECK RECOVER       GROUP 1   AMOUNT  LIMIT V3  = #SENRECOV1
!
  calculate :  #SenSchedAlloc1   = V0 / 100 * COLL_P_SCHED(1)
  calculate :  #SenPrepayAlloc1  = V1 / 100 * COLL_P_PREPAY(1)
  calculate :  #SenRecoverAlloc1 = V3
!
 calculate:  "SNR_2" _
  NO_CHECK SCHEDULED     GROUP 2   PERCENT LIMIT V0  = #SenPct2 , _
  NO_CHECK PREPAY        GROUP 2   PERCENT LIMIT V1  = #SenPrep2 , _
  NO_CHECK RECOVER       GROUP 2   AMOUNT  LIMIT V3  = #SENRECOV2
!
  calculate :  #SenSchedAlloc2   = V0 / 100 * COLL_P_SCHED(2)
  calculate :  #SenPrepayAlloc2  = V1 / 100 * COLL_P_PREPAY(2)
  calculate :  #SenRecoverAlloc2 = V3
!
 calculate:  "SNR_3" _
  NO_CHECK SCHEDULED     GROUP 3   PERCENT LIMIT V0  = #SenPct3 , _
  NO_CHECK PREPAY        GROUP 3   PERCENT LIMIT V1  = #SenPrep3 , _
  NO_CHECK RECOVER       GROUP 3   AMOUNT  LIMIT V3  = #SENRECOV3
!
  calculate :  #SenSchedAlloc3   = V0 / 100 * COLL_P_SCHED(3)
  calculate :  #SenPrepayAlloc3  = V1 / 100 * COLL_P_PREPAY(3)
  calculate :  #SenRecoverAlloc3 = V3
!
   calculate : #SubSched1 = MAX( 0, COLL_P_SCHED(1) - #SenSchedAlloc1 ) calculate : #SubPrepay1 = MAX( 0, COLL_P_PREPAY(1) - #SenPrepayAlloc1 ) calculate : #SubRecov1 = MAX( 0, DELINQ_RECOVER(1) - #SenRecoverAlloc1 )
!
 calculate:  "SUBORD_1" _
  NO_CHECK SCHEDULED     GROUP 1  AMOUNT             = #SubSched1 , _
  NO_CHECK PREPAY        GROUP 1  AMOUNT             = #SubPrepay1 , _
  NO_CHECK RECOVER       GROUP 1  AMOUNT             = #SubRecov1
!
   calculate : #SubSched2 = MAX( 0, COLL_P_SCHED(2) - #SenSchedAlloc2 ) calculate : #SubPrepay2 = MAX( 0, COLL_P_PREPAY(2) - #SenPrepayAlloc2 ) calculate : #SubRecov2 = MAX( 0, DELINQ_RECOVER(2) - #SenRecoverAlloc2 )
!
 calculate:  "SUBORD_2" _
  NO_CHECK SCHEDULED     GROUP 2  AMOUNT             = #SubSched2 , _
  NO_CHECK PREPAY        GROUP 2  AMOUNT             = #SubPrepay2 , _
  NO_CHECK RECOVER       GROUP 2  AMOUNT             = #SubRecov2
!
   calculate : #SubSched3 = MAX( 0, COLL_P_SCHED(3) - #SenSchedAlloc3 ) calculate : #SubPrepay3 = MAX( 0, COLL_P_PREPAY(3) - #SenPrepayAlloc3 ) calculate : #SubRecov3 = MAX( 0, DELINQ_RECOVER(3) - #SenRecoverAlloc3 )
!
 calculate:  "SUBORD_3" _
  NO_CHECK SCHEDULED     GROUP 3  AMOUNT             = #SubSched3 , _
  NO_CHECK PREPAY        GROUP 3  AMOUNT             = #SubPrepay3 , _
  NO_CHECK RECOVER       GROUP 3  AMOUNT             = #SubRecov3
!
   calculate : #SubSched  = #SubSched1 + #SubSched2 + #SubSched3
   calculate : #SubRecov  = #SubRecov1 + #SubRecov2 + #SubRecov3
   calculate : #SubPrepay = #SubPrepay1 + #SubPrepay2 + #SubPrepay3
!
 calculate:  "BIGSUB" _
  NO_CHECK SCHEDULED      AMOUNT             = #SubSched , _
  NO_CHECK PREPAY         AMOUNT             = #SubPrepay , _
  NO_CHECK RECOVER        AMOUNT             = #SubRecov
!
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X1")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_1" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_1" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_1" )
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X2")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_2" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_2" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_2" )
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X3")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_3" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_3" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_3" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_2" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_2" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_3" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_3" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2"; "GRP3" )
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_1" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_2" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_3" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2"; "GRP3" )
         pay :  CLASS PRINCIPAL PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS INTEREST PRO_RATA  ( "1A1"; "1A2" )
         pay :  CLASS INTSHORT PRO_RATA  ( "1A1"; "1A2" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS BALANCE PRO_RATA ( "1A1" ; "1A2" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "1A1" )
         pay :  SEQUENTIAL ( "1A1#1" )
------------------------------------
        from :  CLASS ( "1A2" )
         pay :  SEQUENTIAL ( "1A2#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("1B#1")-BBAL("SUBORD_1")) )
         pay :  SEQUENTIAL ( "1B#1")
------------------------------------
!
        from :  CLASS ( "SNR_2" )
         pay :  CLASS INTEREST PRO_RATA  ( "2A1"; "2A2" )
         pay :  CLASS INTSHORT PRO_RATA  ( "2A1"; "2A2" )
------------------------------------
        from :  CLASS ( "SNR_2" )
         pay :  CLASS BALANCE PRO_RATA ( "2A1" ; "2A2" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "2A1" )
         pay :  SEQUENTIAL ( "2A1#1" )
------------------------------------
        from :  CLASS ( "2A2" )
         pay :  SEQUENTIAL ( "2A2#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("2B#1")-BBAL("SUBORD_2")) )
         pay :  SEQUENTIAL ( "2B#1")
------------------------------------
!
------------------------------------
        from :  CLASS ( "SNR_3" )
         pay :  SEQUENTIAL ( "3A1#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("3B#1")-BBAL("SUBORD_3")) )
         pay :  SEQUENTIAL ( "3B#1")
------------------------------------
------------------------------------
   calculate :  #P_BIGSUB = PRINCPMT("1B#1","2B#1","3B#1")
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" )
         pay :  CLASS INTEREST PRO_RATA  ( "BIGSUB" )
         pay :  CLASS INTSHORT PRO_RATA  ( "BIGSUB" )
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" )
  subject to :  CEILING ( #P_BIGSUB )
         pay :  CLASS BALANCE  SEQUENTIAL ( "BIGSUB" )
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "BIGSUB" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "BIGSUB" )
         pay :  SEQUENTIAL ( "BIGSUB#1" )
------------------------------------
!
------------------------------------ PAYDOWN SUBORD TRANCHES
   calculate : #PrincReduce = BBAL("BIGSUB#1") - BBAL("BIGSUB") calculate : #SubPrinc1 = BBAL("1B#1") - BBAL("SUBORD_1") calculate : #SubPrinc2 = BBAL("2B#1") - BBAL("SUBORD_2") calculate : #SubPrinc3 = BBAL("3B#1") - BBAL("SUBORD_3")

   calculate :  #PrincReduce1 = #PrincReduce * #SubPrinc1 / ( #SubPrinc1 + #SubPrinc2 +
#SubPrinc3 )
   calculate :  #PrincReduce2 = #PrincReduce * #SubPrinc2 / ( #SubPrinc1 + #SubPrinc2 +
#SubPrinc3 )
   calculate :  #PrincReduce3 = #PrincReduce * #SubPrinc3 / ( #SubPrinc1 + #SubPrinc2 +
#SubPrinc3 )

------------------------------------
  subject to :  CEILING ( ( #SubPrinc1 - #PrincReduce1 ) )
         pay :  SEQUENTIAL ( "1B#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc2 - #PrincReduce2 ) )
         pay :  SEQUENTIAL ( "2B#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc3 - #PrincReduce3 ) )
         pay :  SEQUENTIAL ( "3B#1" )
------------------------------------
!
------------------------------------ MANUAL WRITEDOWNS

   calculate :  #ReduceSubord1 = MIN( BBAL("1B#1"), BBAL( "1A1#1", "1A2#1", "1B#1" ) -
COLL_BAL(1))
------------------------------------
        when :  IS_THERE ( "BIGSUB#1" )
         pay :  DECREMENT ( BALANCE "1B#1", BY #ReduceSubord1 )
------------------------------------
   calculate :  #ReduceSubord2 = MIN( BBAL("2B#1"), BBAL( "2A1#1", "2A2#1", "2B#1" ) -
COLL_BAL(2))

------------------------------------
        when :  IS_THERE ( "BIGSUB#1" )
         pay :  DECREMENT ( BALANCE "2B#1", BY #ReduceSubord2 )
------------------------------------
   calculate : #ReduceSubord3 = MIN( BBAL("3B#1"), BBAL( "3A1#1", "3B#1" ) - COLL_BAL(3))
------------------------------------
        when :  IS_THERE ( "BIGSUB#1" )
         pay :  DECREMENT ( BALANCE "3B#1", BY #ReduceSubord3 )
------------------------------------
   calculate : #MoreReduceSubord1 = MIN( BBAL("1B#1"), BBAL("1B#1")/BBAL("1B#1", "2B#1", "3B#1") * ( BBAL("1A1#1", "1A2#1", "1B#1", "2A1#1", "2A2#1", "2B#1",
"3A1#1", "3B#1") - COLL_BAL(1,2,3)))
   calculate : #MoreReduceSubord2 = MIN( BBAL("2B#1"), BBAL("2B#1")/BBAL("1B#1", "2B#1", "3B#1") * ( BBAL("1A1#1", "1A2#1", "1B#1", "2A1#1", "2A2#1", "2B#1",
"3A1#1", "3B#1") - COLL_BAL(1,2,3)))
   calculate : #MoreReduceSubord3 = MIN( BBAL("3B#1"), BBAL("3B#1")/BBAL("1B#1", "2B#1", "3B#1") * ( BBAL("1A1#1", "1A2#1", "1B#1", "2A1#1", "2A2#1", "2B#1",
"3A1#1", "3B#1") - COLL_BAL(1,2,3)))
------------------------------------
        when :  IS_TRUE ( (BBAL("BIGSUB#1") GT 0.01 ) AND (( BBAL("2B#1")
LT 0.01 ) OR ( BBAL("3B#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "1B#1", BY #MoreReduceSubord1 )
------------------------------------
        when :  IS_TRUE ( (BBAL("BIGSUB#1") GT 0.01 ) AND (( BBAL("1B#1")
LT 0.01 ) OR ( BBAL("3B#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "2B#1", BY #MoreReduceSubord2 )
------------------------------------
        when :  IS_TRUE ( (BBAL("BIGSUB#1") GT 0.01 ) AND (( BBAL("1B#1")
LT 0.01 ) OR ( BBAL("2B#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "3B#1", BY #MoreReduceSubord3 )
------------------------------------
   calculate : #WriteDown = BBAL( "1A1#1", "1A2#1", "BIGSUB#1", "2A1#1", "2A2#1", "3A1#1" ) - COLL_BAL(1,2,3)
------------------------------------
        from :  SUBACCOUNT ( #WriteDown )
         pay :  WRITEDOWN PRO_RATA ( "BIGSUB#1" )
------------------------------------
   calculate : #SenWriteDown1 = MAX(0, BBAL( "1A1#1", "1A2#1" ) / BBAL( "1A1#1", "1A2#1", "2A1#1", "2A2#1", "3A1#1" ) * #WriteDown)
------------------------------------
   calculate : #SenWriteDown2 = MAX(0, BBAL( "2A1#1", "2A2#1" ) / BBAL( "1A1#1", "1A2#1", "2A1#1", "2A2#1", "3A1#1" ) * #WriteDown)
------------------------------------
   calculate : #SenWriteDown3 = MAX(0, BBAL( "3A1#1" ) / BBAL( "1A1#1", "1A2#1", "2A1#1", "2A2#1", "3A1#1" ) * #WriteDown)
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown1 )
         pay :  WRITEDOWN PRO_RATA ( "1A1#1"; "1A2#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown2 )
         pay :  WRITEDOWN PRO_RATA ( "2A1#1"; "2A2#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown3 )
         pay :  WRITEDOWN SEQUENTIAL ( "3A1#1" )
------------------------------------
!
   calculate : #BondBal1    = BBAL("1A1#1","1A2#1","1B#1")
------------------------------------
   calculate : #BondBal2    = BBAL("2A1#1","2A2#1","2B#1")
------------------------------------
   calculate : #BondBal3    = BBAL("3A1#1","3B#1")
------------------------------------
------------------------------------
 calculate: #CallBalGrp1 = COLL_BAL(1)
 calculate: #CallBalGrp2 = COLL_BAL(2)
 calculate: #CallBalGrp3 = COLL_BAL(3)
------------------------------------
---------------------- SECTION: "OPTR_DEAL"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp1)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP1" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP1" )
------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  SEQUENTIAL ( "1A1#1", "1A2#1" )
------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_1" )
------------------------------------
  subject to :  CEILING ( (BBAL("1B#1")-BBAL("SUBORD_1")) )
         pay :  SEQUENTIAL ( "1B#1" )
------------------------------------
        from :  CLASS ( "SUBORD_1" )
         pay :  SEQUENTIAL ( "BIGSUB#1" )
------------------------------------
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp2)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP2" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP2" )
------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  SEQUENTIAL ( "2A1#1", "2A2#1" )
------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_2" )
------------------------------------
  subject to :  CEILING ( (BBAL("2B#1")-BBAL("SUBORD_2")) )
         pay :  SEQUENTIAL ( "2B#1" )
------------------------------------
        from :  CLASS ( "SUBORD_2" )
         pay :  SEQUENTIAL ( "BIGSUB#1" )
------------------------------------
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp3)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP3" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP3" )
------------------------------------
        from :  CLASS ( "GRP3" )
         pay :  SEQUENTIAL ( "3A1#1" )
------------------------------------
        from :  CLASS ( "GRP3" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_3" )
------------------------------------
  subject to :  CEILING ( (BBAL("3B#1")-BBAL("SUBORD_3")) )
         pay :  SEQUENTIAL ( "3B#1" )
------------------------------------
        from :  CLASS ( "SUBORD_3" )
         pay :  SEQUENTIAL ( "BIGSUB#1" )
------------------------------------
!
Schedule "SHIFT1%"
Declare
SHIFTINT GROUP 1
84    100%
96     70%
108    60%
120    40%
132    20%
144     0%
!
!
Schedule "SHIFT2%"
Declare
SHIFTINT GROUP 2
84    00%
96    70%
108   60%
120   40%
132   20%
144    0%
!
!
Schedule "SHIFT3%"
Declare
SHIFTINT GROUP 3
84    100%
96     70%
108    60%
120    40%
132    20%
144     0%

!
!
 Collateral
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20031101    9999 9999   FALSE
!
! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig  ARM
Gross  #mos  #mos P#mos  P#mos  Life   Reset Life   Max   Look
!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term  Index
Margin ToRst RstPer ToRst  RstPer Cap    Cap   Floor  Negam Back
!! BEGINNING OF COLLATERAL
M        1     "3/1"     WL    00    WAC       4.5000000000 (       442642.78 /
442642.78 );    442642.78                  0.3785       0.3785           356:4
356:4       360 NO_CHECK ARM LIBOR_1YR          2.2500000000    33   12 SYNC_INT
10.5000000000    2.0000000000              0   0   0
GROUP 1       TEASER
M        2     "3/1"     WL    00    WAC       3.9650220357 (      1461418.67 /
1461418.67 );   1461418.67                 0.3785       0.3785           357:3
357:3       360 NO_CHECK ARM LIBOR_1YR          2.2500000000    34   12 SYNC_INT
9.9650220357    2.0000000000               0   0   0
GROUP 1       TEASER
M        3     "3/1"     WL    00    WAC       4.2260333597 (      3480269.35 /
3480269.35 );   3480269.35                 0.3785       0.3785           358:2
358:2       360 NO_CHECK ARM LIBOR_1YR          2.2500000000    35   12 SYNC_INT
10.2260333597    2.0000000000              0   0   0
GROUP 1       TEASER
M        4     "3/1"     WL    00    WAC       4.4658420654 (     90276448.91 /
90276448.91 );  90276448.91                0.3785       0.3785           357:1
357:1       358 NO_CHECK ARM LIBOR_1YR          2.2500000000    36   12 SYNC_INT
10.4658420654    2.0000000000              0   0   0
GROUP 1       TEASER
M        5     "3/1"     WL    00    WAC       4.5027140667 (     53310352.05 /
53310352.05 );  53310352.05                0.3785       0.3785           360:0
360:0       360 NO_CHECK ARM LIBOR_1YR          2.2500000000    37   12 SYNC_INT
10.5027140667   2.0000000000               0   0   0
GROUP 1       TEASER
M        7     "5/1"     WL    00    WAC       5.3750000000 (       337189.81 /
337189.81 );    337189.81                  0.2535       0.2535           353:7
353:7       360 NO_CHECK ARM LIBOR_1YR          2.2500000000    54   12 SYNC_INT
10.3750000000   2.0000000000               0   0   0   INIT_PERCAP 5.0000000000
GROUP 2       TEASER
M        8     "5/1"     WL    00    WAC       4.4127032586 (      2598586.33 /
2598586.33 );   2598586.33                 0.2535       0.2535           357:3
357:3       360 NO_CHECK ARM LIBOR_1YR          2.2500000000    58   12 SYNC_INT
9.4127032586    2.0000000000               0   0   0   INIT_PERCAP 5.0000000000
GROUP 2       TEASER
M        9     "5/1"     WL    00    WAC       4.7487119003 (      4506214.54 /
4506214.54 );   4506214.54                 0.2535       0.2535           358:2
358:2       360 NO_CHECK ARM LIBOR_1YR          2.2500000000    59   12 SYNC_INT
9.7487119003    2.0000000000               0   0   0   INIT_PERCAP 5.0000000000
GROUP 2       TEASER
M        10    "5/1"     WL    00    WAC       4.7988277890 (    211598493.88 /
211598493.88 ); 211598493.88               0.2535       0.2535           357:1
357:1       358 NO_CHECK ARM LIBOR_1YR          2.2500000000    60   12 SYNC_INT
9.7988277890    2.0000000000               0   0   0   INIT_PERCAP 5.0000000000
GROUP 2       TEASER
M        11    "5/1"     WL    00    WAC       4.7823411173 (    162581662.85 /
162581662.85 );   162581662.85             0.2535       0.2535           360:0
360:0       360 NO_CHECK ARM LIBOR_1YR          2.2500000000    61   12 SYNC_INT
9.7823411173    2.0000000000               0   0   0   INIT_PERCAP 5.0000000000
GROUP 2       TEASER
M        13    "5/1 IO"  WL    00    WAC       5.8750000000 (       319949.00 /
319949.00 );    319949.00                  0.2535       0.2535          348:12
348:12       360 NO_CHECK ARM LIBOR_1YR        2.2500000000    49   12 SYNC_INT
10.8750000000    2.0000000000              0   0   0   INIT_PERCAP 5.0000000000
AMORT NONE FOR          60 GROUP 2       TEASER
M        14    "5/1 IO"  WL    00    WAC       4.3599992122 (       999997.98 /
999997.98 );    999997.98                  0.2535       0.2535           357:3
357:3       360 NO_CHECK ARM LIBOR_1YR          2.2500000000    58   12 SYNC_INT

9.3599992122    2.0000000000               0   0   0   INIT_PERCAP 5.0000000000
AMORT NONE FOR          60 GROUP 2       TEASER
M        15    "5/1 IO"  WL    00    WAC       4.6038049030 (      1566400.00 /
1566400.00 );   1566400.00                 0.2535       0.2535           358:2
358:2       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    59   12 SYNC_INT
9.6038049030    2.0000000000               0   0   0   INIT_PERCAP 5.0000000000
AMORT NONE FOR          60 GROUP 2       TEASER
M        16    "5/1 IO"  WL    00    WAC       4.8886503864 (     90091212.19 /
90091212.19 );  90091212.19                0.2535       0.2535           359:1
359:1       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    60   12 SYNC_INT
9.8886503864    2.0000000000               0   0   0   INIT_PERCAP 5.0000000000
AMORT NONE FOR          60 GROUP 2       TEASER
M        17    "5/1 IO"  WL    00    WAC       4.9349786414 (     49370902.00 /
49370902.00 );  49370902.00                0.2535       0.2535           360:0
360:0       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    61   12 SYNC_INT
9.9349786414    2.0000000000               0   0   0   INIT_PERCAP 5.0000000000
AMORT NONE FOR          60 GROUP 2       TEASER
M        19    "7/1"     WL    00    WAC       4.7215028555 (      2108185.13 /
2108185.13 );   2108185.13                     0.2535   0.2535           357:3
357:3       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    82   12 SYNC_INT
9.7215028555    2.0000000000               0   0   0   INIT_PERCAP 5.0000000000
GROUP 3       TEASER
M        20    "7/1"     WL    00    WAC       5.0190837572 (      1380094.78 /
1380094.78 );   1380094.78                     0.2535   0.2535           358:2
358:2       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    83   12 SYNC_INT
10.0190837572   2.0000000000               0   0   0   INIT_PERCAP 5.0000000000
GROUP 3       TEASER
M        21    "7/1"     WL    00    WAC       5.0806360887 (     35116717.53 /
35116717.53 );  35116717.53                    0.2535   0.2535           356:1
356:1       357 NO_CHECK ARM LIBOR_1YR         2.2500000000    84   12 SYNC_INT
10.0806360887   2.0000000000               0   0   0   INIT_PERCAP 5.0000000000
GROUP 3       TEASER
M        22    "7/1"     WL    00    WAC       5.2629032147 (      9298810.79 /
9298810.79 );   9298810.79                     0.2535   0.2535           355:0
355:0       355 NO_CHECK ARM LIBOR_1YR         2.2500000000    85   12 SYNC_INT
10.2629032147    2.0000000000              0   0   0   INIT_PERCAP 5.0000000000
GROUP 3       TEASER
M        23    "7/1 IO"  WL    00    WAC       5.0000000000 (       400000.00 /
400000.00 );    400000.00                      0.2535   0.2535           356:4
356:4       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    81   12 SYNC_INT
10.0000000000    2.0000000000              0   0   0   INIT_PERCAP 5.0000000000
AMORT NONE FOR          84 GROUP 3       TEASER

! B03K_ROLL1.CDI #CMOVER_3.0B WHOLE_LOAN ! MAX_CF_VECTSIZE 552
!
!! Created by Intex Deal Maker v3.5.328 , subroutines 3.0f
!!   11/04/2003   5:26 PM
!
! Modeled in the Intex CMO Modeling Language, (B000874397118)
! which is copyright (c) 2003 by Intex Solutions, Inc.
! Intex shall not be held liable for the accuracy of this data
! nor for the accuracy of information which is derived from this data.
!

!The tables and other statistical analyses (the "Hypothetical Performance Data") that you will produce using Intex with the attached information are privileged and intended solely for use by you
!(the party to whom Banc of America Securities LLC provided the computer file source code used to generate them). The Hypothetical Performance Data will be generated by you using a computer file source
!code prepared by Banc of America Securities LLC in reliance upon information furnished by the issuer of the securities and its affiliates, the accuracy and completeness of which has not been verified by !Banc of America Securities LLC or any other person. The computer file source code that you will use to prepare the Hypothetical Performance Data was furnished to you solely by Banc of America Securities LLC
!and not by the issuer of the securities. It may not be (a) used for any purpose other than to make a preliminary evaluation of the referenced securities or (b) provided by you to any third party other than your !legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. You agree that the Hypothetical Performance Data will be generated by or on behalf of you, !and that neither Banc of America Securities LLC nor anyone acting on its behalf has generated or is in any way responsible for any Hypothetical Performance Data.

!Numerous assumptions were used in preparing the computer file source code you will use to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical
!Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical
!Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections
!or predictions or as legal, tax, financial or accounting advice.

!Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data will be based on prepayment assumptions, and changes in such prepayment assumptions may !dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates
!shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific
!characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to, among other things, differences between
(a) the actual underlying assets and the hypothetical
!underlying assets used in preparing the Hypothetical Performance Data and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the !actual securities. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Banc of America
!Securities LLC Trading Desk at (704) 388-1579 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither
!Banc of America Securities LLC nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

!Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final

!prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell
!or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or !qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the computer model and Hypothetical Performance Data are !preliminary and subject to change prior to issuance.

!Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based
!on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Banc of America Securities LLC
!Trading Desk at (704) 388-1579.

!The computer model referenced herein supersedes all computer models related to the subject securities that have been made available to you previously. In addition, this computer model will be superseded in !its entirety by the final prospectus supplement relating to the actual securities preliminarily described by this computer model.

!Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve
!and interest rate risks. Investors should make every effort to consider the risks of these securities.

!If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail."

  COLLAT_GROUPS 1 2 3
!
!
  DEFINE CONSTANT #OrigCollBal = 721245548.57
  DEFINE CONSTANT #OrigCollBal1 = 148971131.76
  DEFINE CONSTANT #OrigCollBal2 = 523970608.58
  DEFINE CONSTANT #OrigCollBal3 = 48303808.23
!
  DEFINE CONSTANT #OrigBondBal = 721245548.57
  DEFINE CONSTANT #OrigBondBal1 = 148971131.76
  DEFINE CONSTANT #OrigBondBal2 = 523970608.58
  DEFINE CONSTANT #OrigBondBal3 = 48303808.23
!
  DEFINE #BondBal1                       = 166998548.57
  DEFINE #BondBal2                       = 530185548.57
  DEFINE #BondBal3                       = 69502548.57
!
       FULL_DEALNAME:    B03K_ROLL1
!
       DEAL SIZE:        $ 721245548.57
       PRICING SPEED:    25% CPR
!      ISSUE DATE:       20031101
       SETTLEMENT DATE:  20031125
!
  Record date delay: 24
!
 DEFINE TR_INDEXDEPS_ALL
!
 DEFINE SCHEDULE "SHIFT1%","SHIFT2%","SHIFT3%"
!
   DEAL_CLOCK_INFO _
       ISSUE_CDU_DATE             20031101 _
       DEAL_FIRSTPAY_DATE         20031225
!
!
  CREDIT_SUPPORT_BASIS GROUP_DEAL

  DEFINE DYNAMIC STICKY #NetRate = ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200
  DEFINE DYNAMIC STICKY #NetRate1 = ( COLL_I_MISC("COUPON",1) ) / COLL_PREV_BAL(1) * 1200
  DEFINE DYNAMIC STICKY #NetRate2 = ( COLL_I_MISC("COUPON",2) ) / COLL_PREV_BAL(2) * 1200
  DEFINE DYNAMIC STICKY #NetRate3 = ( COLL_I_MISC("COUPON",3) ) / COLL_PREV_BAL(3) * 1200

!
!
  DEFINE TABLE "SI_LOSSA1" (6, 2) = "MONTH" "SHIFTR"
      96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
      360.1   50%
!
  DEFINE TABLE "SI_LOSSA2" (6, 2) = "MONTH" "SHIFTR"
      96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
      360.1   50%
!
  DEFINE TABLE "SI_LOSSA3" (6, 2) = "MONTH" "SHIFTR"
      96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
      360.1   50%
!
  DEFINE #COUPON_BIGSUB = 0
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
  INITIAL INDEX    LIBOR_1YR          1.48
!

DEFINE TRANCHE "1B", "2B", "3B", "1A1", "1A2", "2A1", "2A2", "3A1", "BIGSUB", "2IO", "3IO", "1IO"

!
!
Tranche "1B" MODELING EXCHANGE
   Block  4693131.76 GROUP 1 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031101 Next 20031225
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) - 0.598999 ELSE COLL_NETRATE(1))
     0     999
!
Tranche "2B" MODELING EXCHANGE
   Block  16505608.58 GROUP 2 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031101 Next 20031225
     (IF CURMONTH LE 59 THEN COLL_NETRATE(2) - 0.29 ELSE COLL_NETRATE(2))
     0     999
!
Tranche "3B" MODELING EXCHANGE
   Block  1521808.23 GROUP 3 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031101 Next 20031225
     (IF CURMONTH LE 83 THEN COLL_NETRATE(3) - 0.19 ELSE COLL_NETRATE(3))
     0     999
!
Tranche "1A1" SEN_FLT
   Block  94278000.00 GROUP 1 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031101 Next 20031225
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) - 0.80 ELSE COLL_NETRATE(1))
     0     999
!
Tranche "1A2" SEN_FLT
   Block  50000000.00 GROUP 1 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031101 Next 20031225

     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) - 0.22 ELSE COLL_NETRATE(1))
     0     999
!
Tranche "2A1" SEN_FLT
   Block  253733000.00 GROUP 2 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031101 Next 20031225

     (IF CURMONTH LE 59 THEN COLL_NETRATE(2) - 0.45 ELSE COLL_NETRATE(2))
     0     999
!
Tranche "2A2" SEN_FLT
   Block  253732000.00 GROUP 2 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031101 Next 20031225
     (IF CURMONTH LE 59 THEN COLL_NETRATE(2) - 0.13 ELSE COLL_NETRATE(2))
     0     999
!
Tranche "3A1" SEN_FLT
   Block  46782000.00 GROUP 3 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031101 Next 20031225
     (IF CURMONTH LE 83 THEN COLL_NETRATE(3) - 0.19 ELSE COLL_NETRATE(3))
     0     999
!
Tranche "BIGSUB" JUN_WAC
   Block 22720548.57 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20031101 Next 20031225
     ( #COUPON_BIGSUB )
    0    999
!

Tranche "2IO" SEN_IO
   Block 523970608.58 at 0.29 GROUP 2  FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 59
THEN BBAL("2A1#1","2A2#1","2B#1") ELSE 0 ); _
                                                              END   ( IF CURMONTH LT 59 THEN
BBAL("2A1#1","2A2#1","2B#1") ELSE 0 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031101 Next 20031225
!
Tranche "3IO" SEN_IO
   Block 48303808.23 at 0.19 GROUP 3  FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 83 THEN
BBAL("3A1#1","3B#1") ELSE 0 ); _
                                                              END   ( IF CURMONTH LT 83 THEN
BBAL("3A1#1","3B#1") ELSE 0 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20031101  Next 20031225
!
Tranche "1IO" SEN_IO
   Block 148971131.76 at 0.598999 GROUP 1  FREQ M FLOAT NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH
LE 35 THEN BBAL("1A1#1","1A2#1","1B#1") ELSE 0 ); _
                                                              END   ( IF CURMONTH LT 35 THEN
BBAL("1A1#1","1A2#1","1B#1") ELSE 0 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031101 Next 20031225
    ( 0.598999 )
    0    999

!
!
ifndef #_CMOVER_3.0D2 _
DEFINE EXCHANGE "1B" + "2B" + "3B" = "BIGSUB"
!
DEFINE PSEUDO_TRANCHE COLLAT GROUP 1 _
   Delay 24 Dated 20031101 Next 20031225 Settle 20031125
DEFINE PSEUDO_TRANCHE COLLAT GROUP 2 _
   Delay 24 Dated 20031101 Next 20031225 Settle 20031125
DEFINE PSEUDO_TRANCHE COLLAT GROUP 3 _
   Delay 24 Dated 20031101 Next 20031225 Settle 20031125
!
  CLASS "X1"        NO_BUILD_TRANCHE _
                    = "1IO"
  CLASS "1A1"       NO_BUILD_TRANCHE _

                    = "1A1"
  CLASS "1A2"       NO_BUILD_TRANCHE _
                    = "1A2"
  CLASS "X2"        NO_BUILD_TRANCHE _
                    = "2IO"
  CLASS "2A1"       NO_BUILD_TRANCHE _
                    = "2A1"
  CLASS "2A2"       NO_BUILD_TRANCHE _
                    = "2A2"
  CLASS "X3"        NO_BUILD_TRANCHE _
                    = "3IO"
  CLASS "SNR_3"     NO_BUILD_TRANCHE _
                    WRITEDOWN_LIMIT BALANCE (#OrigCollBal3); _
                    = "3A1"
  CLASS "SUBORD_1"  DISTRIB_CLASS RULES _
                    = "1B"
  CLASS "SUBORD_2"  DISTRIB_CLASS RULES _
                    = "2B"
  CLASS "SUBORD_3"  DISTRIB_CLASS RULES _
                    = "3B"
  CLASS "SNR_1" WRITEDOWN_LIMIT BALANCE (#OrigCollBal1); ALLOCATION _
                    = "1A1" "1A2"
  CLASS "SNR_2" WRITEDOWN_LIMIT BALANCE (#OrigCollBal2); ALLOCATION _
                    = "2A1" "2A2"
  CLASS "BIGSUB"    NO_BUILD_TRANCHE _
                    = "BIGSUB", _
    COMBINE_CLASSES = "SUBORD_1" "SUBORD_2" "SUBORD_3"

!
!
  CLASS "GRP1" _
                 DISTRIB_CLASS RULES _
                   = "X1" "SNR_1" "SUBORD_1"
  CLASS "GRP2" _
                 DISTRIB_CLASS RULES _
                   = "X2" "SNR_2" "SUBORD_2"
  CLASS "GRP3" _
                 DISTRIB_CLASS RULES _
                   = "X3" "SNR_3" "SUBORD_3"
!
  CLASS "ROOT"  ROOT_LIST = "GRP1" "GRP2" "GRP3"
!
  GROUP 0       ROOT      = 1 2 3
!

!

  DEFINE PSEUDO_TRANCHE CLASS "SNR_1"        Delay 24  Dated 20031101  Next 20031225 DAYCOUNT
30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_1"     Delay 24  Dated 20031101  Next 20031225 DAYCOUNT
30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_2"        Delay 24  Dated 20031101  Next 20031225 DAYCOUNT
30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_2"     Delay 24  Dated 20031101  Next 20031225 DAYCOUNT
30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_3"     Delay 24  Dated 20031101  Next 20031225 DAYCOUNT
30360 BUSINESS_DAY NONE

!
!
  CROSSOVER When 0
!

  DEFINE DYNAMIC #COUPON_BIGSUB = OPTIMAL_INTPMT("SUBORD_1", "SUBORD_2", "SUBORD_3") /
BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3") * 36000 / NDAYS_ACCRUE_INT("BIGSUB#1")

!
  OPTIONAL REDEMPTION:    "Cleanup" _
                          DATE 20061001 _
                          TARGET GROUP 1 _
                          PRICE_P ( COLL_BAL(1) ); _

                          DISTR_P RULES "OPTR_GROUP_1"
!
  OPTIONAL REDEMPTION:    "Call_2" _
                          DATE 20081001 _
                          TARGET GROUP 2 _
                          PRICE_P ( COLL_BAL(2) ); _
                          DISTR_P RULES "OPTR_GROUP_2"
!
  OPTIONAL REDEMPTION:    "Call_3" _
                          DATE 20101001 _
                          TARGET GROUP 3 _
                          PRICE_P ( COLL_BAL(3) ); _
                          DISTR_P RULES "OPTR_GROUP_3"
!
!
 INTEREST_SHORTFALL GROUP 1 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           Compensate Pro_rata
!
 INTEREST_SHORTFALL GROUP 2 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           Compensate Pro_rata
!
 INTEREST_SHORTFALL GROUP 3 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           Compensate Pro_rata
!
!
 CMO Block Payment Rules
!
   calculate :  #OrigSenPct1  = 100 * ORIG_BBAL("SNR_1") / #OrigCollBal1
!
   calculate :  #SenPct1 = _
               IF BBAL("BIGSUB") GT 0.01 _
               THEN MIN(100, 100 * BBAL("SNR_1") / COLL_PREV_BAL(1)) _
               ELSE 100
!
   calculate :  #OrigSubBal1 = #OrigCollBal1 - ORIG_BBAL("SNR_1")
   calculate :  #SubBal1     = MAX(0, COLL_PREV_BAL(1) - BBAL("SNR_1"))
!
   calculate :  #OrigSenPct2  = 100 * ORIG_BBAL("SNR_2") / #OrigCollBal2
!
   calculate :  #SenPct2 = _
               IF BBAL("BIGSUB") GT 0.01 _
               THEN MIN(100, 100 * BBAL("SNR_2") / COLL_PREV_BAL(2)) _
               ELSE 100
!
   calculate :  #OrigSubBal2 = #OrigCollBal2 - ORIG_BBAL("SNR_2")
   calculate :  #SubBal2     = MAX(0, COLL_PREV_BAL(2) - BBAL("SNR_2"))
!
   calculate :  #OrigSenPct3  = 100 * ORIG_BBAL("SNR_3") / #OrigCollBal3
!
   calculate :  #SenPct3 = _
               IF BBAL("BIGSUB") GT 0.01 _
               THEN MIN(100, 100 * BBAL("SNR_3") / COLL_PREV_BAL(3)) _
               ELSE 100
!
   calculate :  #OrigSubBal3 = #OrigCollBal3 - ORIG_BBAL("SNR_3")
   calculate :  #SubBal3     = MAX(0, COLL_PREV_BAL(3) - BBAL("SNR_3"))
!

   calculate :  #ReduceTestA1 = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA1", "MONTH", "SHIFTR" )
!
   calculate :  #StepProviso11 = IF COLL_PREV_BAL(1) GT 0.01 _
                                 THEN ( ( DELINQ_LOSS_ACCUM(1) < #OrigSubBal1 * #ReduceTestA1 ))
_
                                 ELSE 1
!
   calculate :  #ReduceTestA2 = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA2", "MONTH", "SHIFTR" )

!
   calculate :  #StepProviso12 = IF COLL_PREV_BAL(2) GT 0.01 _


                                 THEN ( ( DELINQ_LOSS_ACCUM(2) < #OrigSubBal2 * #ReduceTestA2 ))
_
                                 ELSE 1
!
   calculate :  #ReduceTestA3 = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA3", "MONTH", "SHIFTR" )
!
   calculate :  #StepProviso13 = IF COLL_PREV_BAL(3) GT 0.01 _
                                 THEN ( ( DELINQ_LOSS_ACCUM(3) < #OrigSubBal3 * #ReduceTestA3 ))
_
                                 ELSE 1
!
   calculate :  #Sub2TimesTestAgg = BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3") / BBAL("SNR_1",
"SUBORD_1", "SNR_2", "SUBORD_2", "SNR_3", "SUBORD_3") _
                               GE 2 * ORIG_BBAL("SUBORD_1", "SUBORD_2",
"SUBORD_3")/ORIG_BBAL("SNR_1", "SUBORD_1", "SNR_2", "SUBORD_2", "SNR_3", "SUBORD_3")
!
   calculate :  #SenPrep1 = _
              IF (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2) OR (#SenPct3 >
#OrigSenPct3) _
              THEN 100 _
              ELSE #SenPct1 + SHIFT%(1) * (100-#SenPct1), _
   Reduce_SHIFT%_when GROUP 1 STICKY_PASS FAILVAL_PRIOREND _
   (#StepProviso11 AND #StepProviso12 AND #StepProviso13)
!
   calculate :  #SenPrep2 = _
              IF (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2) OR (#SenPct3 >
#OrigSenPct3) _
              THEN 100 _
              ELSE #SenPct2 + SHIFT%(2) * (100-#SenPct2), _
   Reduce_SHIFT%_when GROUP 2 STICKY_PASS FAILVAL_PRIOREND _
   (#StepProviso11 AND #StepProviso12 AND #StepProviso13)
!
   calculate :  #SenPrep3 = _
              IF (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2) OR (#SenPct3 > #OrigSenPct3) _
              THEN 100 _
              ELSE #SenPct3 + SHIFT%(3) * (100-#SenPct3), _
   Reduce_SHIFT%_when GROUP 3 STICKY_PASS FAILVAL_PRIOREND _
   (#StepProviso11 AND #StepProviso12 AND #StepProviso13)
!
!
   calculate :  #SenPrep1 = _
              IF (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2) OR (#SenPct3 >
#OrigSenPct3) _
              THEN 100 _
              ELSE IF #Sub2TimesTestAgg and ( #StepProviso11 )  _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct1 + (50% * (100-#SenPct1)) _
                        ELSE #SenPct1 _
                   ELSE #SenPrep1
!
   calculate :  #SenPrep2 = _
              IF (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2) OR (#SenPct3 >
#OrigSenPct3) _
              THEN 100 _
              ELSE IF #Sub2TimesTestAgg and ( #StepProviso12 )  _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct2 + (50% * (100-#SenPct2)) _
                        ELSE #SenPct2 _
                   ELSE #SenPrep2
!
   calculate :  #SenPrep3 = _
              IF (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2) OR (#SenPct3 >
#OrigSenPct3) _
              THEN 100 _
              ELSE IF #Sub2TimesTestAgg and ( #StepProviso13 )  _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct3 + (50% * (100-#SenPct3)) _
                        ELSE #SenPct3 _
                   ELSE #SenPrep3

   calculate : #SENRECOV1 = #SenPrep1 / 100 * DELINQ_RECOVER(1)
!
   calculate : #SENRECOV2 = #SenPrep2 / 100 * DELINQ_RECOVER(2)
!
   calculate : #SENRECOV3 = #SenPrep3 / 100 * DELINQ_RECOVER(3)
!
 calculate:  "SNR_1" _
  NO_CHECK SCHEDULED     GROUP 1   PERCENT LIMIT V0  = #SenPct1 , _
  NO_CHECK PREPAY        GROUP 1   PERCENT LIMIT V1  = #SenPrep1 , _
  NO_CHECK RECOVER        GROUP 1  AMOUNT  LIMIT V3  = #SENRECOV1
!
  calculate :  #SenSchedAlloc1    = V0 / 100 * COLL_P_SCHED(1)
  calculate :  #SenPrepayAlloc1   = V1 / 100 * COLL_P_PREPAY(1)
  calculate :  #SenRecoverAlloc1  = V3
!
 calculate:  "SNR_2" _
  NO_CHECK SCHEDULED     GROUP 2   PERCENT LIMIT V0  = #SenPct2 , _
  NO_CHECK PREPAY        GROUP 2   PERCENT LIMIT V1  = #SenPrep2 , _
  NO_CHECK RECOVER        GROUP 2  AMOUNT  LIMIT V3  = #SENRECOV2
!
  calculate :  #SenSchedAlloc2    = V0 / 100 * COLL_P_SCHED(2)
  calculate :  #SenPrepayAlloc2   = V1 / 100 * COLL_P_PREPAY(2)
  calculate :  #SenRecoverAlloc2  = V3
!
 calculate:  "SNR_3" _
  NO_CHECK SCHEDULED     GROUP 3   PERCENT LIMIT V0  = #SenPct3 , _
  NO_CHECK PREPAY        GROUP 3   PERCENT LIMIT V1  = #SenPrep3 , _
  NO_CHECK RECOVER        GROUP 3  AMOUNT  LIMIT V3  = #SENRECOV3
!
  calculate :  #SenSchedAlloc3    = V0 / 100 * COLL_P_SCHED(3)
  calculate :  #SenPrepayAlloc3   = V1 / 100 * COLL_P_PREPAY(3)
  calculate :  #SenRecoverAlloc3  = V3
!
   calculate : #SubSched1 = MAX( 0, COLL_P_SCHED(1) - #SenSchedAlloc1 ) calculate : #SubPrepay1 = MAX( 0, COLL_P_PREPAY(1) - #SenPrepayAlloc1 ) calculate : #SubRecov1 = MAX( 0, DELINQ_RECOVER(1) - #SenRecoverAlloc1 )
!
 calculate:  "SUBORD_1" _
  NO_CHECK SCHEDULED     GROUP 1  AMOUNT             = #SubSched1 , _
  NO_CHECK PREPAY        GROUP 1  AMOUNT             = #SubPrepay1 , _
  NO_CHECK RECOVER       GROUP 1  AMOUNT             = #SubRecov1
!
   calculate : #SubSched2 = MAX( 0, COLL_P_SCHED(2) - #SenSchedAlloc2 ) calculate : #SubPrepay2 = MAX( 0, COLL_P_PREPAY(2) - #SenPrepayAlloc2 ) calculate : #SubRecov2 = MAX( 0, DELINQ_RECOVER(2) - #SenRecoverAlloc2 )
!
 calculate:  "SUBORD_2" _
  NO_CHECK SCHEDULED     GROUP 2  AMOUNT             = #SubSched2 , _
  NO_CHECK PREPAY        GROUP 2  AMOUNT             = #SubPrepay2 , _
  NO_CHECK RECOVER       GROUP 2  AMOUNT             = #SubRecov2
!
   calculate : #SubSched3   = MAX( 0, COLL_P_SCHED(3) - #SenSchedAlloc3 )
   calculate : #SubPrepay3  = MAX( 0, COLL_P_PREPAY(3) - #SenPrepayAlloc3 )
   calculate : #SubRecov3   = MAX( 0, DELINQ_RECOVER(3) - #SenRecoverAlloc3 )
!
 calculate:  "SUBORD_3" _
  NO_CHECK SCHEDULED     GROUP 3  AMOUNT             = #SubSched3 , _
  NO_CHECK PREPAY        GROUP 3  AMOUNT             = #SubPrepay3 , _
  NO_CHECK RECOVER       GROUP 3  AMOUNT             = #SubRecov3
!
   calculate : #SubSched    = #SubSched1 + #SubSched2 + #SubSched3
   calculate : #SubRecov    = #SubRecov1 + #SubRecov2 + #SubRecov3
   calculate : #SubPrepay   = #SubPrepay1 + #SubPrepay2 + #SubPrepay3
!
 calculate:  "BIGSUB" _
  NO_CHECK SCHEDULED      AMOUNT             = #SubSched , _
  NO_CHECK PREPAY         AMOUNT             = #SubPrepay , _
  NO_CHECK RECOVER        AMOUNT             = #SubRecov
!
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X1")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_1" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_1" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_1" )
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X2")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_2" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_2" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_2" )
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X3")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_3" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_3" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_3" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_2" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_2" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_3" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_3" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2"; "GRP3" )
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_1" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_2" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_3" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2"; "GRP3" )
         pay :  CLASS PRINCIPAL PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS INTEREST PRO_RATA  ( "1A1"; "1A2" )
         pay :  CLASS INTSHORT PRO_RATA  ( "1A1"; "1A2" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS BALANCE PRO_RATA ( "1A1" ; "1A2" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "1A1" )
         pay :  SEQUENTIAL ( "1A1#1" )
------------------------------------
        from :  CLASS ( "1A2" )
         pay :  SEQUENTIAL ( "1A2#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("1B#1")-BBAL("SUBORD_1")) )
         pay :  SEQUENTIAL ( "1B#1")
------------------------------------
!
        from :  CLASS ( "SNR_2" )
         pay :  CLASS INTEREST PRO_RATA  ( "2A1"; "2A2" )
         pay :  CLASS INTSHORT PRO_RATA  ( "2A1"; "2A2" )
------------------------------------
        from :  CLASS ( "SNR_2" )
         pay :  CLASS BALANCE PRO_RATA ( "2A1" ; "2A2" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "2A1" )
         pay :  SEQUENTIAL ( "2A1#1" )
------------------------------------
        from :  CLASS ( "2A2" )
         pay :  SEQUENTIAL ( "2A2#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("2B#1")-BBAL("SUBORD_2")) )
         pay :  SEQUENTIAL ( "2B#1")
------------------------------------
!
------------------------------------
        from :  CLASS ( "SNR_3" )
         pay :  SEQUENTIAL ( "3A1#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("3B#1")-BBAL("SUBORD_3")) )
         pay :  SEQUENTIAL ( "3B#1")
------------------------------------
------------------------------------
   calculate :  #P_BIGSUB = PRINCPMT("1B#1","2B#1","3B#1")
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" )
         pay :  CLASS INTEREST PRO_RATA  ( "BIGSUB" )
         pay :  CLASS INTSHORT PRO_RATA  ( "BIGSUB" )
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" )
  subject to :  CEILING ( #P_BIGSUB )
         pay :  CLASS BALANCE  SEQUENTIAL ( "BIGSUB" )
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "BIGSUB" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "BIGSUB" )
         pay :  SEQUENTIAL ( "BIGSUB#1" )
------------------------------------
!
------------------------------------ PAYDOWN SUBORD TRANCHES
   calculate : #PrincReduce  = BBAL("BIGSUB#1") - BBAL("BIGSUB")
   calculate : #SubPrinc1    = BBAL("1B#1") - BBAL("SUBORD_1")
   calculate : #SubPrinc2    = BBAL("2B#1") - BBAL("SUBORD_2")
   calculate : #SubPrinc3    = BBAL("3B#1") - BBAL("SUBORD_3")

   calculate : #PrincReduce1 = #PrincReduce * #SubPrinc1 / ( #SubPrinc1 + #SubPrinc2 +
#SubPrinc3 )
   calculate : #PrincReduce2 = #PrincReduce * #SubPrinc2 / ( #SubPrinc1 + #SubPrinc2 +
#SubPrinc3 )
   calculate : #PrincReduce3 = #PrincReduce * #SubPrinc3 / ( #SubPrinc1 + #SubPrinc2 +
#SubPrinc3 )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc1 - #PrincReduce1 ) )
         pay :  SEQUENTIAL ( "1B#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc2 - #PrincReduce2 ) )
         pay :  SEQUENTIAL ( "2B#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc3 - #PrincReduce3 ) )
         pay :  SEQUENTIAL ( "3B#1" )
------------------------------------
!
------------------------------------ MANUAL WRITEDOWNS
   calculate :  #ReduceSubord1 = MIN( BBAL("1B#1"), BBAL( "1A1#1", "1A2#1", "1B#1" ) -
COLL_BAL(1))
------------------------------------
        when :  IS_THERE ( "BIGSUB#1" )
         pay :  DECREMENT ( BALANCE "1B#1", BY #ReduceSubord1 )
------------------------------------
   calculate :  #ReduceSubord2 = MIN( BBAL("2B#1"), BBAL( "2A1#1", "2A2#1", "2B#1" ) -
COLL_BAL(2))
------------------------------------
        when :  IS_THERE ( "BIGSUB#1" )
         pay :  DECREMENT ( BALANCE "2B#1", BY #ReduceSubord2 )
------------------------------------
   calculate :  #ReduceSubord3 = MIN( BBAL("3B#1"), BBAL( "3A1#1", "3B#1" ) - COLL_BAL(3))
------------------------------------
        when :  IS_THERE ( "BIGSUB#1" )
         pay :  DECREMENT ( BALANCE "3B#1", BY #ReduceSubord3 )
------------------------------------

   calculate : #MoreReduceSubord1 = MIN( BBAL("1B#1"), BBAL("1B#1")/BBAL("1B#1", "2B#1", "3B#1")
* ( BBAL("1A1#1", "1A2#1", "1B#1", "2A1#1", "2A2#1", "2B#1", "3A1#1", "3B#1") - COLL_BAL(1,2,3)))
   calculate : #MoreReduceSubord2 = MIN( BBAL("2B#1"), BBAL("2B#1")/BBAL("1B#1", "2B#1", "3B#1")
* ( BBAL("1A1#1", "1A2#1", "1B#1", "2A1#1", "2A2#1", "2B#1", "3A1#1", "3B#1") - COLL_BAL(1,2,3)))
   calculate : #MoreReduceSubord3 = MIN( BBAL("3B#1"), BBAL("3B#1")/BBAL("1B#1", "2B#1", "3B#1")
* ( BBAL("1A1#1", "1A2#1", "1B#1", "2A1#1", "2A2#1", "2B#1", "3A1#1", "3B#1") - COLL_BAL(1,2,3)))
------------------------------------
        when :  IS_TRUE ( (BBAL("BIGSUB#1") GT 0.01 ) AND (( BBAL("2B#1") LT 0.01 ) OR (
BBAL("3B#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "1B#1", BY #MoreReduceSubord1 )
------------------------------------
        when :  IS_TRUE ( (BBAL("BIGSUB#1") GT 0.01 ) AND (( BBAL("1B#1") LT 0.01 ) OR (
BBAL("3B#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "2B#1", BY #MoreReduceSubord2 )
------------------------------------
        when :  IS_TRUE ( (BBAL("BIGSUB#1") GT 0.01 ) AND (( BBAL("1B#1") LT 0.01 ) OR (
BBAL("2B#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "3B#1", BY #MoreReduceSubord3 )
------------------------------------
   calculate :  #WriteDown = BBAL( "1A1#1", "1A2#1", "BIGSUB#1", "2A1#1", "2A2#1", "3A1#1" ) -
COLL_BAL(1,2,3)
------------------------------------
        from :  SUBACCOUNT ( #WriteDown )
         pay :  WRITEDOWN PRO_RATA ( "BIGSUB#1" )
------------------------------------
   calculate : #SenWriteDown1 = MAX(0, BBAL( "1A1#1", "1A2#1" ) / BBAL( "1A1#1", "1A2#1",
"2A1#1", "2A2#1", "3A1#1" ) * #WriteDown)
------------------------------------
   calculate : #SenWriteDown2 = MAX(0, BBAL( "2A1#1", "2A2#1" ) / BBAL( "1A1#1", "1A2#1",
"2A1#1", "2A2#1", "3A1#1" ) * #WriteDown)
------------------------------------
   calculate : #SenWriteDown3 = MAX(0, BBAL( "3A1#1" ) / BBAL( "1A1#1", "1A2#1", "2A1#1",
"2A2#1", "3A1#1" ) * #WriteDown)
------------------------------------

        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown1 )
         pay :  WRITEDOWN PRO_RATA ( "1A1#1"; "1A2#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown2 )
         pay :  WRITEDOWN PRO_RATA ( "2A1#1"; "2A2#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown3 )
         pay :  WRITEDOWN SEQUENTIAL ( "3A1#1" )
------------------------------------
!
   calculate : #BondBal1    = BBAL("1A1#1","1A2#1","1B#1")
------------------------------------
   calculate : #BondBal2    = BBAL("2A1#1","2A2#1","2B#1")
------------------------------------
   calculate : #BondBal3    = BBAL("3A1#1","3B#1")
------------------------------------
------------------------------------
 calculate: #CallBalGrp1 = COLL_BAL(1)
 calculate: #CallBalGrp2 = COLL_BAL(2)
 calculate: #CallBalGrp3 = COLL_BAL(3)
------------------------------------
---------------------- SECTION: "OPTR_GROUP_1"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp1)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP1" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP1" )
------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  SEQUENTIAL ( "1A1#1", "1A2#1" )
------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_1" )
------------------------------------
  subject to :  CEILING ( (BBAL("1B#1")-BBAL("SUBORD_1")) )
         pay :  SEQUENTIAL ( "1B#1" )
------------------------------------
        from :  CLASS ( "SUBORD_1" )
         pay :  SEQUENTIAL ( "BIGSUB#1" )
------------------------------------
---------------------- SECTION: "OPTR_GROUP_2"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp2)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP2" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP2" )
------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  SEQUENTIAL ( "2A1#1", "2A2#1" )
------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_2" )
------------------------------------
  subject to :  CEILING ( (BBAL("2B#1")-BBAL("SUBORD_2")) )
         pay :  SEQUENTIAL ( "2B#1" )
------------------------------------
        from :  CLASS ( "SUBORD_2" )
         pay :  SEQUENTIAL ( "BIGSUB#1" )
------------------------------------
---------------------- SECTION: "OPTR_GROUP_3"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp3)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP3" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP3" )
------------------------------------
        from :  CLASS ( "GRP3" )
         pay :  SEQUENTIAL ( "3A1#1" )
------------------------------------
        from :  CLASS ( "GRP3" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_3" )
------------------------------------
  subject to :  CEILING ( (BBAL("3B#1")-BBAL("SUBORD_3")) )
         pay :  SEQUENTIAL ( "3B#1" )
------------------------------------
        from :  CLASS ( "SUBORD_3" )
         pay :  SEQUENTIAL ( "BIGSUB#1" )
------------------------------------
!
Schedule "SHIFT1%"
Declare
SHIFTINT GROUP 1
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
Schedule "SHIFT2%"
Declare
SHIFTINT GROUP 2
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
Schedule "SHIFT3%"
Declare
SHIFTINT GROUP 3
84     100%
96     70%
108    60%
120    40%

132    20%
144    0%
!
!
 Collateral
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20031101    9999 9999   FALSE

!
! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig  ARM            Gross
#mos  #mos   P#mos  P#mos  Life   Reset Life   Max   Look
!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term  Index          Margin
ToRst RstPer ToRst  RstPer Cap    Cap   Floor  Negam Back
!! BEGINNING OF COLLATERAL
M        1     "3/1"     WL    00    WAC       4.5000000000 (       442642.78 /       442642.78
);       442642.78                      0.3785       0.3785           356:4     356:4       360
NO_CHECK ARM LIBOR_1YR             2.2500000000    33   12 SYNC_INT     10.5000000000
2.0000000000               0         0      0
GROUP 1       TEASER
M        2     "3/1"     WL    00    WAC       3.9650220357 (      1461418.67 /      1461418.67
);      1461418.67                      0.3785       0.3785           357:3     357:3       360
NO_CHECK ARM LIBOR_1YR             2.2500000000    34   12 SYNC_INT      9.9650220357
2.0000000000               0         0      0
GROUP 1       TEASER
M        3     "3/1"     WL    00    WAC       4.2260333597 (      3480269.35 /      3480269.35
);      3480269.35                      0.3785       0.3785           358:2     358:2       360
NO_CHECK ARM LIBOR_1YR             2.2500000000    35   12 SYNC_INT     10.2260333597
2.0000000000               0         0      0
GROUP 1       TEASER
M        4     "3/1"     WL    00    WAC       4.4658420654 (     90276448.91 /     90276448.91
);     90276448.91                      0.3785       0.3785           357:1     357:1       358
NO_CHECK ARM LIBOR_1YR             2.2500000000    36   12 SYNC_INT     10.4658420654
2.0000000000               0         0      0
GROUP 1       TEASER
M        5     "3/1"     WL    00    WAC       4.5027140667 (     53310352.05 /     53310352.05
);     53310352.05                      0.3785       0.3785           360:0     360:0       360
NO_CHECK ARM LIBOR_1YR             2.2500000000    37   12 SYNC_INT     10.5027140667
2.0000000000               0         0      0
GROUP 1       TEASER
M        7     "5/1"     WL    00    WAC       5.3750000000 (       337189.81 /       337189.81
);       337189.81                      0.2535       0.2535           353:7     353:7       360
NO_CHECK ARM LIBOR_1YR             2.2500000000    54   12 SYNC_INT     10.3750000000
2.0000000000               0         0      0  INIT_PERCAP 5.0000000000
GROUP 2       TEASER
M        8     "5/1"     WL    00    WAC       4.4127032586 (      2598586.33 /      2598586.33
);      2598586.33                      0.2535       0.2535           357:3     357:3       360
NO_CHECK ARM LIBOR_1YR             2.2500000000    58   12 SYNC_INT      9.4127032586
2.0000000000               0         0      0  INIT_PERCAP 5.0000000000
GROUP 2       TEASER
M        9     "5/1"     WL    00    WAC       4.7487119003 (      4506214.54 /      4506214.54
);      4506214.54                      0.2535       0.2535           358:2     358:2       360
NO_CHECK ARM LIBOR_1YR             2.2500000000    59   12 SYNC_INT      9.7487119003
2.0000000000               0         0      0  INIT_PERCAP 5.0000000000
GROUP 2       TEASER
M        10    "5/1"     WL    00    WAC       4.7988277890 (    211598493.88 /    211598493.88
);    211598493.88                      0.2535       0.2535           357:1     357:1       358
NO_CHECK ARM LIBOR_1YR             2.2500000000    60   12 SYNC_INT      9.7988277890
2.0000000000               0         0      0  INIT_PERCAP 5.0000000000
GROUP 2       TEASER
M        11    "5/1"     WL    00    WAC       4.7823411173 (    162581662.85 /    162581662.85
);    162581662.85                      0.2535       0.2535           360:0     360:0       360
NO_CHECK ARM LIBOR_1YR             2.2500000000    61   12 SYNC_INT      9.7823411173
2.0000000000               0         0      0  INIT_PERCAP 5.0000000000
GROUP 2       TEASER
M        13    "5/1 IO"  WL    00    WAC       5.8750000000 (       319949.00 /       319949.00
);       319949.00                      0.2535       0.2535          348:12    348:12       360
NO_CHECK ARM LIBOR_1YR             2.2500000000    49   12 SYNC_INT     10.8750000000
2.0000000000               0         0      0  INIT_PERCAP 5.0000000000 AMORT NONE FOR
60 GROUP 2       TEASER

M        14    "5/1 IO"  WL    00    WAC       4.3599992122 (       999997.98 /       999997.98
);       999997.98                      0.2535       0.2535           357:3     357:3       360
NO_CHECK ARM LIBOR_1YR             2.2500000000    58   12 SYNC_INT      9.3599992122
2.0000000000               0         0      0  INIT_PERCAP 5.0000000000 AMORT NONE FOR
60 GROUP 2       TEASER
M        15    "5/1 IO"  WL    00    WAC       4.6038049030 (      1566400.00 /      1566400.00
);      1566400.00                      0.2535       0.2535           358:2     358:2       360
NO_CHECK ARM LIBOR_1YR             2.2500000000    59   12 SYNC_INT      9.6038049030
2.0000000000               0         0      0  INIT_PERCAP 5.0000000000 AMORT NONE FOR
60 GROUP 2       TEASER
M        16    "5/1 IO"  WL    00    WAC       4.8886503864 (     90091212.19 /     90091212.19
);     90091212.19                      0.2535       0.2535           359:1     359:1       360
NO_CHECK ARM LIBOR_1YR             2.2500000000    60   12 SYNC_INT      9.8886503864
2.0000000000               0         0      0  INIT_PERCAP 5.0000000000 AMORT NONE FOR
60 GROUP 2       TEASER
M        17    "5/1 IO"  WL    00    WAC       4.9349786414 (     49370902.00 /     49370902.00
);     49370902.00                      0.2535       0.2535           360:0     360:0       360
NO_CHECK ARM LIBOR_1YR             2.2500000000    61   12 SYNC_INT      9.9349786414
2.0000000000               0         0      0  INIT_PERCAP 5.0000000000 AMORT NONE FOR
60 GROUP 2       TEASER
M        19    "7/1"     WL    00    WAC       4.7215028555 (      2108185.13 /      2108185.13
);      2108185.13                      0.2535       0.2535           357:3     357:3       360
NO_CHECK ARM LIBOR_1YR             2.2500000000    82   12 SYNC_INT      9.7215028555
2.0000000000               0         0      0  INIT_PERCAP 5.0000000000
GROUP 3       TEASER
M        20    "7/1"     WL    00    WAC       5.0190837572 (      1380094.78 /      1380094.78
);      1380094.78                      0.2535       0.2535           358:2     358:2       360
NO_CHECK ARM LIBOR_1YR             2.2500000000    83   12 SYNC_INT     10.0190837572
2.0000000000               0          0      0  INIT_PERCAP 5.0000000000
GROUP 3       TEASER
M        21    "7/1"     WL    00    WAC       5.0806360887 (     35116717.53 /     35116717.53
);     35116717.53                      0.2535       0.2535           356:1     356:1       357
NO_CHECK ARM LIBOR_1YR             2.2500000000    84   12 SYNC_INT     10.0806360887
2.0000000000               0         0      0  INIT_PERCAP 5.0000000000
GROUP 3       TEASER
M        22    "7/1"     WL    00    WAC       5.2629032147 (      9298810.79 /      9298810.79
);      9298810.79                      0.2535       0.2535           355:0     355:0       355
NO_CHECK ARM LIBOR_1YR             2.2500000000    85   12 SYNC_INT     10.2629032147
2.0000000000               0         0      0  INIT_PERCAP 5.0000000000
GROUP 3       TEASER
M        23    "7/1 IO"  WL    00    WAC       5.0000000000 (       400000.00 /       400000.00
);       400000.00                      0.2535       0.2535           356:4     356:4       360
NO_CHECK ARM LIBOR_1YR             2.2500000000    81   12 SYNC_INT     10.0000000000
2.0000000000               0         0      0  INIT_PERCAP 5.0000000000 AMORT NONE FOR
84 GROUP 3       TEASER

! B03K_CALL2.CDI #CMOVER_3.0B WHOLE_LOAN ! MAX_CF_VECTSIZE 552
!
!! Created by Intex Deal Maker v3.5.328 , subroutines 3.0f
!!   11/06/2003   11:52 AM
!
! Modeled in the Intex CMO Modeling Language, (B000874397118)
! which is copyright (c) 2003 by Intex Solutions, Inc.
! Intex shall not be held liable for the accuracy of this data
! nor for the accuracy of information which is derived from this data.
!
!The tables and other statistical analyses (the "Hypothetical Performance Data") that you will produce using Intex with the attached information are privileged and intended solely for use by you
!(the party to whom Banc of America Securities LLC provided the computer file source code used to generate them). The Hypothetical Performance Data will be generated by you using a computer file source
!code prepared by Banc of America Securities LLC in reliance upon information furnished by the issuer of the securities and its affiliates, the accuracy and completeness of which has not been verified by !Banc of America Securities LLC or any other person. The computer file source code that you will use to prepare the Hypothetical Performance Data was furnished to you solely by Banc of America Securities LLC
!and not by the issuer of the securities. It may not be (a) used for any purpose other than to make a preliminary evaluation of the referenced securities or (b) provided by you to any third party other than your !legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. You agree that the Hypothetical Performance Data will be generated by or on behalf of you, !and that neither Banc of America Securities LLC nor anyone acting on its behalf has generated or is in any way responsible for any Hypothetical Performance Data.

!Numerous assumptions were used in preparing the computer file source code you will use to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical
!Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical
!Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections
!or predictions or as legal, tax, financial or accounting advice.

!Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data will be based on prepayment assumptions, and changes in such prepayment assumptions may !dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates
!shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific

!characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to, among other things, differences between
(a) the actual underlying assets and the hypothetical
!underlying assets used in preparing the Hypothetical Performance Data and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the !actual securities. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Banc of America
!Securities LLC Trading Desk at (704) 388-1579 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither
!Banc of America Securities LLC nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

!Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final
!prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell
!or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or !qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the computer model and Hypothetical Performance Data are !preliminary and subject to change prior to issuance.

!Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based
!on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Banc of America Securities LLC
!Trading Desk at (704) 388-1579.

!The computer model referenced herein supersedes all computer models related to the subject securities that have been made available to you previously. In addition, this computer model will be superseded in !its entirety by the final prospectus supplement relating to the actual securities preliminarily described by this computer model.

!Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve
!and interest rate risks. Investors should make every effort to consider the risks of these securities.

!If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail."

  COLLAT_GROUPS 1 2 3
!
!
  DEFINE CONSTANT #OrigCollBal  = 721245548.57
  DEFINE CONSTANT #OrigCollBal1 = 148971131.76
  DEFINE CONSTANT #OrigCollBal2 = 523970608.58
  DEFINE CONSTANT #OrigCollBal3 = 48303808.23
!
  DEFINE CONSTANT #OrigBondBal  = 721245548.57
  DEFINE CONSTANT #OrigBondBal1 = 148971131.76
  DEFINE CONSTANT #OrigBondBal2 = 523970608.58
  DEFINE CONSTANT #OrigBondBal3 = 48303808.23
!
  DEFINE #BondBal1              = 166998548.57
  DEFINE #BondBal2              = 530185448.57
  DEFINE #BondBal3              = 69502448.57
!
       FULL_DEALNAME:   B03K_CALL2
!
       DEAL SIZE:       $ 721245548.57
       PRICING SPEED:   25% CPR
!      ISSUE DATE:      20031101
       SETTLEMENT DATE: 20031125
!
  Record date delay: 24
!
 DEFINE TR_INDEXDEPS_ALL
!
 DEFINE SCHEDULE "SHIFT1%","SHIFT2%","SHIFT3%"
!
   DEAL_CLOCK_INFO _
       ISSUE_CDU_DATE           20031101 _
       DEAL_FIRSTPAY_DATE       20031225
!
!
  CREDIT_SUPPORT_BASIS GROUP_DEAL
  DEFINE DYNAMIC STICKY #NetRate = ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200
  DEFINE DYNAMIC STICKY #NetRate1 = ( COLL_I_MISC("COUPON",1) ) / COLL_PREV_BAL(1) * 1200
  DEFINE DYNAMIC STICKY #NetRate2 = ( COLL_I_MISC("COUPON",2) ) / COLL_PREV_BAL(2) * 1200
  DEFINE DYNAMIC STICKY #NetRate3 = ( COLL_I_MISC("COUPON",3) ) / COLL_PREV_BAL(3) * 1200
!
!
  DEFINE TABLE "SI_LOSSA1" (6, 2) = "MONTH" "SHIFTR"
       96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%

      360.1   50%
!
  DEFINE TABLE "SI_LOSSA2" (6, 2) = "MONTH" "SHIFTR"
       96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
      360.1   50%
!
  DEFINE TABLE "SI_LOSSA3" (6, 2) = "MONTH" "SHIFTR"
       96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
      360.1   50%
!
  DEFINE #COUPON_SUBCROSS = 0
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
  INITIAL INDEX   LIBOR_1YR   1.51375
!
DEFINE TRANCHE "CL_SNR_2", "CL_1A123", "1B", "2B", "3B", "1AR", "1A1", "1A2",
"1A3", "2A1", "2A2", "3A1", "SUBCROSS", "2IO", "3IO", "1IO"
!
!
Tranche "CL_SNR_2" PSEUDO
   Block $ 0.001 at 0 Delay 24 Dated 20031101 Next 20031225
DAYCOUNT 30360 BUSINESS_DAY NONE
!
Tranche "CL_1A123" PSEUDO
   Block $ 0.001 at 0 Delay 24 Dated 20031101 Next 20031225
DAYCOUNT 30360 BUSINESS_DAY NONE
!
Tranche "1B" MODELING EXCHANGE
   Block  4693031.76 GROUP 1 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031101 Next 20031225
      (IF CURMONTH LE 35 THEN COLL_NETRATE(1) - 0.480395 ELSE
COLL_NETRATE(1))
      0   999
!
Tranche "2B" MODELING EXCHANGE
   Block  16505608.58 GROUP 2 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031101 Next 20031225
      (IF CURMONTH LE 59 THEN COLL_NETRATE(2) - 0.147402 ELSE
COLL_NETRATE(2))
      0   999
!
Tranche "3B" MODELING EXCHANGE
   Block  1521808.23 GROUP 3 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031101 Next 20031225

      (IF CURMONTH LE 83 THEN COLL_NETRATE(3) - 0.19 ELSE
COLL_NETRATE(3))
      0   999
!
Tranche "1AR" SEN_FLT
   Block  100.00 GROUP 1 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031101 Next 20031225
      (IF CURMONTH LE 35 THEN COLL_NETRATE(1) - 0.480395 ELSE
COLL_NETRATE(1))
      0   999
!
Tranche "1A1" SEN_FLT
   Block  94278000.00 GROUP 1 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031101 Next 20031225
      (IF CURMONTH LE 35 THEN COLL_NETRATE(1) - 0.671 ELSE
COLL_NETRATE(1))
      0   999
!
Tranche "1A2" SEN_FLT
   Block  48425000.00 GROUP 1 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031101 Next 20031225
      (IF CURMONTH LE 35 THEN COLL_NETRATE(1) - 0.121 ELSE
COLL_NETRATE(1))
      0   999
!
Tranche "1A3" SEN_FLT
   Block  1575000.00 GROUP 1 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031101 Next 20031225
      (IF CURMONTH LE 35 THEN COLL_NETRATE(1) - 0.121 ELSE
COLL_NETRATE(1))
      0   999
!
Tranche "2A1" SEN_FLT
   Block  237465000.00 GROUP 2 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031101 Next 20031225
      (IF CURMONTH LE 59 THEN COLL_NETRATE(2) - 0.315 ELSE
COLL_NETRATE(2))
      0   999
!
Tranche "2A2" SEN_WAC
   Block 270000000.00 FLOAT GROUP 2 _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _ Delay 24 Dated 20031101 Next 20031225
      ( ( #NetRate2 ) )
      0   999
!
Tranche "3A1" SEN_FLT
   Block  46782000.00 GROUP 3 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031101 Next 20031225
      (IF CURMONTH LE 83 THEN COLL_NETRATE(3) - 0.19 ELSE
COLL_NETRATE(3))

      0   999
!
Tranche "SUBCROSS" JUN_WAC
   Block 22720448.57 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20031101 Next 20031225
      ( #COUPON_SUBCROSS )
      0  999
!
Tranche "2IO" SEN_IO
   Block 523970608.58 at 0.147402 GROUP 2 FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 59 THEN BBAL("2A1#1","2A2#1","2B#1") ELSE 0 ); _ END
( IF CURMONTH LT 59 THEN BBAL("2A1#1","2A2#1","2B#1") ELSE 0 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031101 Next 20031225
!
Tranche "3IO" SEN_IO
   Block 48303808.23 at 0.19 GROUP 3  FREQ M NOTIONAL WITH FORMULA BEGIN
( IF CURMONTH LE 83 THEN BBAL("3A1#1","3B#1") ELSE 0 ); _ END ( IF CURMONTH LT 83 THEN BBAL("3A1#1","3B#1") ELSE 0 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20031101  Next 20031225
!
Tranche "1IO" SEN_IO
   Block 148971131.76 at 0.480395 GROUP 1 FREQ M FLOAT NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 35 THEN
BBAL("1AR#1","1A1#1","1A2#1","1A3#1","1B#1") ELSE 0 );  _ END
( IF CURMONTH LT 35 THEN BBAL("1AR#1","1A1#1","1A2#1","1A3#1","1B#1")
ELSE 0 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031101 Next 20031225
      ( 0.480395 )
      0   999
!
!
ifndef #_CMOVER_3.0D2 _
DEFINE EXCHANGE "1B" + "2B" + "3B" = "SUBCROSS"
!
DEFINE PSEUDO_TRANCHE COLLAT GROUP 1 _
   Delay 24 Dated 20031101 Next 20031225 Settle 20031125 DEFINE PSEUDO_TRANCHE COLLAT GROUP 2 _
   Delay 24 Dated 20031101 Next 20031225 Settle 20031125 DEFINE PSEUDO_TRANCHE COLLAT GROUP 3 _
   Delay 24 Dated 20031101 Next 20031225 Settle 20031125
!
  CLASS "X1"        NO_BUILD_TRANCHE _
                    = "1IO"
  CLASS "1AR"       NO_BUILD_TRANCHE _
                    = "1AR"
  CLASS "1A1"       NO_BUILD_TRANCHE _
                    = "1A1"
  CLASS "1A2"       NO_BUILD_TRANCHE _
                    = "1A2"
  CLASS "1A3"       NO_BUILD_TRANCHE _

                    = "1A3"
  CLASS "X2"        NO_BUILD_TRANCHE _
                    = "2IO"
  CLASS "2A1"       NO_BUILD_TRANCHE _
                    = "2A1"
  CLASS "2A2"       NO_BUILD_TRANCHE _
                    = "2A2"
  CLASS "X3"        NO_BUILD_TRANCHE _
                    = "3IO"
  CLASS "SNR_3"     NO_BUILD_TRANCHE _
                    WRITEDOWN_LIMIT BALANCE (#OrigCollBal3); _
                    = "3A1"
  CLASS "SUBORD_1"  DISTRIB_CLASS RULES _
                    = "1B"
  CLASS "SUBORD_2"  DISTRIB_CLASS RULES _
                    = "2B"
  CLASS "SUBORD_3"  DISTRIB_CLASS RULES _
                    = "3B"
  CLASS "1A23" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
                    = "1A2" "1A3"
  CLASS "1A123" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
                    = "1A1" "1A23"
  CLASS "SNR_1" WRITEDOWN_LIMIT BALANCE (#OrigCollBal1); ALLOCATION _
                    = "1AR" "1A123"
  CLASS "SNR_2" WRITEDOWN_LIMIT BALANCE (#OrigCollBal2); ALLOCATION _
                    = "2A1" "2A2"
  CLASS "SUBCROSS"  NO_BUILD_TRANCHE _
                    = "SUBCROSS", _
    COMBINE_CLASSES = "SUBORD_1" "SUBORD_2" "SUBORD_3"

!
!
  CLASS "GRP1" _
                 DISTRIB_CLASS RULES _
                    = "X1" "SNR_1" "SUBORD_1"
  CLASS "GRP2" _
                 DISTRIB_CLASS RULES _
                    = "X2" "SNR_2" "SUBORD_2"
  CLASS "GRP3" _
                 DISTRIB_CLASS RULES _
                    = "X3" "SNR_3" "SUBORD_3"
!
  CLASS "ROOT"  ROOT_LIST = "GRP1" "GRP2" "GRP3"
!
  GROUP 0   ROOT   = 1 2 3
!

!
   DEFINE PSEUDO_TRANCHE CLASS "SNR_1"      Delay 24  Dated 20031101
Next 20031225 DAYCOUNT 30360 BUSINESS_DAY NONE
!
   DEFINE PSEUDO_TRANCHE CLASS "SUBORD_1"   Delay 24  Dated 20031101
Next 20031225 DAYCOUNT 30360 BUSINESS_DAY NONE
!
   DEFINE PSEUDO_TRANCHE CLASS "SNR_2"      Delay 24  Dated 20031101
Next 20031225 DAYCOUNT 30360 BUSINESS_DAY NONE
!

   DEFINE PSEUDO_TRANCHE CLASS "SUBORD_2"   Delay 24  Dated 20031101
Next 20031225 DAYCOUNT 30360 BUSINESS_DAY NONE
!
   DEFINE PSEUDO_TRANCHE CLASS "SUBORD_3"   Delay 24  Dated 20031101
Next 20031225 DAYCOUNT 30360 BUSINESS_DAY NONE
!
   DEFINE PSEUDO_TRANCHE CLASS "1A123"      Delay 24  Dated 20031101
Next 20031225 DAYCOUNT 30360 BUSINESS_DAY NONE
!
   DEFINE PSEUDO_TRANCHE CLASS "1A23"       Delay 24  Dated 20031101
Next 20031225 DAYCOUNT 30360 BUSINESS_DAY NONE
!
!
   CROSSOVER When 0
!
   DEFINE DYNAMIC #COUPON_SUBCROSS = OPTIMAL_INTPMT("SUBORD_1", "SUBORD_2", "SUBORD_3") / BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3") * 36000 /
NDAYS_ACCRUE_INT("SUBCROSS#1")
!
   OPTIONAL REDEMPTION:   "Cleanup" _
                          DEAL_FRAC 10% _
                          PRICE_P ( COLL_BAL ); _
                          DISTR_P RULES "OPTR_DEAL"
!
!
 INTEREST_SHORTFALL GROUP 1 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           Compensate Pro_rata
!
 INTEREST_SHORTFALL GROUP 2 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           Compensate Pro_rata
!
 INTEREST_SHORTFALL GROUP 3 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           Compensate Pro_rata
!
!
 CMO Block Payment Rules
------------------------------------
!
   calculate :  #OrigSenPct1  = 100 * ORIG_BBAL("SNR_1") / #OrigCollBal1
!
   calculate :  #SenPct1 = _
               IF BBAL("SUBCROSS") GT 0.01 _
               THEN MIN(100, 100 * BBAL("SNR_1") / COLL_PREV_BAL(1)) _
               ELSE 100
!
   calculate :  #OrigSubBal1 = #OrigCollBal1 - ORIG_BBAL("SNR_1")
   calculate :  #SubBal1     = MAX(0, COLL_PREV_BAL(1) - BBAL("SNR_1"))
!
   calculate :  #OrigSenPct2  = 100 * ORIG_BBAL("SNR_2") / #OrigCollBal2
!
   calculate :  #SenPct2 = _
               IF BBAL("SUBCROSS") GT 0.01 _

               THEN MIN(100, 100 * BBAL("SNR_2") / COLL_PREV_BAL(2)) _
               ELSE 100
!
   calculate :  #OrigSubBal2 = #OrigCollBal2 - ORIG_BBAL("SNR_2")
   calculate :  #SubBal2     = MAX(0, COLL_PREV_BAL(2) - BBAL("SNR_2"))
!
   calculate :  #OrigSenPct3  = 100 * ORIG_BBAL("SNR_3") / #OrigCollBal3
!
   calculate :  #SenPct3 = _
               IF BBAL("SUBCROSS") GT 0.01 _
               THEN MIN(100, 100 * BBAL("SNR_3") / COLL_PREV_BAL(3)) _
               ELSE 100
!
   calculate :  #OrigSubBal3 = #OrigCollBal3 - ORIG_BBAL("SNR_3")
   calculate :  #SubBal3     = MAX(0, COLL_PREV_BAL(3) - BBAL("SNR_3"))
!
   calculate : #ReduceTestA1 = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA1", "MONTH", "SHIFTR" )
!
   calculate :  #StepProviso11 = IF COLL_PREV_BAL(1) GT 0.01 _
                                 THEN ( ( DELINQ_LOSS_ACCUM(1) <
#OrigSubBal1 * #ReduceTestA1 )) _
                                 ELSE 1
!
   calculate : #ReduceTestA2 = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA2", "MONTH", "SHIFTR" )
!
   calculate :  #StepProviso12 = IF COLL_PREV_BAL(2) GT 0.01 _
                                 THEN ( ( DELINQ_LOSS_ACCUM(2) <
#OrigSubBal2 * #ReduceTestA2 )) _
                                 ELSE 1
!
   calculate : #ReduceTestA3 = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA3", "MONTH", "SHIFTR" )
!
   calculate :  #StepProviso13 = IF COLL_PREV_BAL(3) GT 0.01 _
                                 THEN ( ( DELINQ_LOSS_ACCUM(3) <
#OrigSubBal3 * #ReduceTestA3 )) _
                                 ELSE 1
!
   calculate : #Sub2TimesTestAgg = BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3") / BBAL("SNR_1", "SUBORD_1", "SNR_2", "SUBORD_2", "SNR_3", "SUBORD_3") _
                               GE 2 * ORIG_BBAL("SUBORD_1", "SUBORD_2",
"SUBORD_3")/ORIG_BBAL("SNR_1", "SUBORD_1", "SNR_2", "SUBORD_2", "SNR_3", "SUBORD_3")
!
   calculate :  #SenPrep1 = _
               IF (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2) OR (#SenPct3 > #OrigSenPct3) _
               THEN 100 _
               ELSE #SenPct1 + SHIFT%(1) * (100-#SenPct1), _ Reduce_SHIFT%_when GROUP 1 STICKY_PASS FAILVAL_PRIOREND _ (#StepProviso11 AND #StepProviso12 AND #StepProviso13)
!
   calculate :  #SenPrep2 = _

               IF (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2) OR (#SenPct3 > #OrigSenPct3) _
               THEN 100 _
               ELSE #SenPct2 + SHIFT%(2) * (100-#SenPct2), _ Reduce_SHIFT%_when GROUP 2 STICKY_PASS FAILVAL_PRIOREND _ (#StepProviso11 AND #StepProviso12 AND #StepProviso13)
!
   calculate :  #SenPrep3 = _
               IF (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2) OR (#SenPct3 > #OrigSenPct3) _
               THEN 100 _
               ELSE #SenPct3 + SHIFT%(3) * (100-#SenPct3), _ Reduce_SHIFT%_when GROUP 3 STICKY_PASS FAILVAL_PRIOREND _ (#StepProviso11 AND #StepProviso12 AND #StepProviso13)
!
!
   calculate :  #SenPrep1 = _
               IF (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2) OR (#SenPct3 > #OrigSenPct3) _
               THEN 100 _
               ELSE IF #Sub2TimesTestAgg and ( #StepProviso11 )  _
                    THEN IF CURMONTH LE 36 _
                         THEN #SenPct1 + (50% * (100-#SenPct1)) _
                         ELSE #SenPct1 _
                    ELSE #SenPrep1
!
   calculate :  #SenPrep2 = _
               IF (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2) OR (#SenPct3 > #OrigSenPct3) _
               THEN 100 _
               ELSE IF #Sub2TimesTestAgg and ( #StepProviso12 )  _
                    THEN IF CURMONTH LE 36 _
                         THEN #SenPct2 + (50% * (100-#SenPct2)) _
                         ELSE #SenPct2 _
               ELSE #SenPrep2
!
   calculate :  #SenPrep3 = _
               IF (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2) OR (#SenPct3 > #OrigSenPct3) _
               THEN 100 _
               ELSE IF #Sub2TimesTestAgg and ( #StepProviso13 )  _
                    THEN IF CURMONTH LE 36 _
                         THEN #SenPct3 + (50% * (100-#SenPct3)) _
                         ELSE #SenPct3 _
               ELSE #SenPrep3
!
   calculate : #SENRECOV1 = #SenPrep1 / 100 * DELINQ_RECOVER(1)
!
   calculate : #SENRECOV2 = #SenPrep2 / 100 * DELINQ_RECOVER(2)
!
   calculate : #SENRECOV3 = #SenPrep3 / 100 * DELINQ_RECOVER(3)
!
 calculate:  "SNR_1" _
  NO_CHECK SCHEDULED     GROUP 1  PERCENT LIMIT V0  = #SenPct1 , _
  NO_CHECK PREPAY        GROUP 1  PERCENT LIMIT V1  = #SenPrep1 , _
  NO_CHECK RECOVER       GROUP 1  AMOUNT  LIMIT V3  = #SENRECOV1
!

  calculate : #SenSchedAlloc1   = V0 / 100 * COLL_P_SCHED(1)
  calculate : #SenPrepayAlloc1  = V1 / 100 * COLL_P_PREPAY(1)
  calculate : #SenRecoverAlloc1 = V3
!
 calculate:  "SNR_2" _
  NO_CHECK SCHEDULED     GROUP 2  PERCENT LIMIT V0  = #SenPct2 , _
  NO_CHECK PREPAY        GROUP 2  PERCENT LIMIT V1  = #SenPrep2 , _
  NO_CHECK RECOVER       GROUP 2  AMOUNT  LIMIT V3  = #SENRECOV2
!
  calculate : #SenSchedAlloc2   = V0 / 100 * COLL_P_SCHED(2)
  calculate : #SenPrepayAlloc2  = V1 / 100 * COLL_P_PREPAY(2)
  calculate : #SenRecoverAlloc2 = V3
!
 calculate:  "SNR_3" _
  NO_CHECK SCHEDULED     GROUP 3  PERCENT LIMIT V0  = #SenPct3 , _
  NO_CHECK PREPAY        GROUP 3  PERCENT LIMIT V1  = #SenPrep3 , _
  NO_CHECK RECOVER       GROUP 3  AMOUNT  LIMIT V3  = #SENRECOV3
!
  calculate :  #SenSchedAlloc3   = V0 / 100 * COLL_P_SCHED(3)
  calculate :  #SenPrepayAlloc3  = V1 / 100 * COLL_P_PREPAY(3)
  calculate :  #SenRecoverAlloc3 = V3
!
  calculate : #SubSched1 = MAX( 0, COLL_P_SCHED(1) - #SenSchedAlloc1 ) calculate : #SubPrepay1 = MAX( 0, COLL_P_PREPAY(1) - #SenPrepayAlloc1 ) calculate : #SubRecov1 = MAX( 0, DELINQ_RECOVER(1) - #SenRecoverAlloc1 )
!
 calculate:  "SUBORD_1" _
  NO_CHECK SCHEDULED     GROUP 1  AMOUNT            = #SubSched1 , _
  NO_CHECK PREPAY        GROUP 1  AMOUNT            = #SubPrepay1 , _
  NO_CHECK RECOVER       GROUP 1  AMOUNT            = #SubRecov1
!
  calculate : #SubSched2 = MAX( 0, COLL_P_SCHED(2) - #SenSchedAlloc2 ) calculate : #SubPrepay2 = MAX( 0, COLL_P_PREPAY(2) - #SenPrepayAlloc2 ) calculate : #SubRecov2 = MAX( 0, DELINQ_RECOVER(2) - #SenRecoverAlloc2 )
!
 calculate:  "SUBORD_2" _
  NO_CHECK SCHEDULED     GROUP 2  AMOUNT            = #SubSched2 , _
  NO_CHECK PREPAY        GROUP 2  AMOUNT            = #SubPrepay2 , _
  NO_CHECK RECOVER       GROUP 2  AMOUNT            = #SubRecov2
!
  calculate : #SubSched3 = MAX( 0, COLL_P_SCHED(3) - #SenSchedAlloc3 ) calculate : #SubPrepay3 = MAX( 0, COLL_P_PREPAY(3) - #SenPrepayAlloc3 ) calculate : #SubRecov3 = MAX( 0, DELINQ_RECOVER(3) - #SenRecoverAlloc3 )
!
 calculate:  "SUBORD_3" _
  NO_CHECK SCHEDULED     GROUP 3  AMOUNT            = #SubSched3 , _
  NO_CHECK PREPAY        GROUP 3  AMOUNT            = #SubPrepay3 , _
  NO_CHECK RECOVER       GROUP 3  AMOUNT            = #SubRecov3

!
  calculate : #SubSched = #SubSched1 + #SubSched2 + #SubSched3 calculate : #SubRecov = #SubRecov1 + #SubRecov2 + #SubRecov3 calculate : #SubPrepay = #SubPrepay1 + #SubPrepay2 + #SubPrepay3
!
 calculate:  "SUBCROSS" _
  NO_CHECK SCHEDULED              AMOUNT            = #SubSched , _
  NO_CHECK PREPAY                 AMOUNT            = #SubPrepay , _
  NO_CHECK RECOVER                AMOUNT            = #SubRecov
!
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X1")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_1" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_1" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_1" )
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X2")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_2" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_2" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_2" )
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X3")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_3" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_3" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_3" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_2" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_2" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_3" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_3" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2"; "GRP3" )
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_1" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_2" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_3" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2"; "GRP3" )
         pay :  CLASS PRINCIPAL PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS INTEREST PRO_RATA  ( "1AR"; "1A123" )
         pay :  CLASS INTSHORT PRO_RATA  ( "1AR"; "1A123" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "1AR", "1A123" )

------------------------------------
!
        from :  CLASS ( "1A123" )
         pay :  CLASS INTEREST PRO_RATA  ( "1A1"; "1A23" )
         pay :  CLASS INTSHORT PRO_RATA  ( "1A1"; "1A23" )
------------------------------------
        from :  CLASS ( "1A123" )
         pay :  CLASS BALANCE PRO_RATA ( "1A1" ; "1A23" )
------------------------------------
!
        from :  CLASS ( "1A23" )
         pay :  CLASS INTEREST PRO_RATA  ( "1A2"; "1A3" )
         pay :  CLASS INTSHORT PRO_RATA  ( "1A2"; "1A3" )
------------------------------------
        from :  CLASS ( "1A23" )
         pay :  CLASS BALANCE PRO_RATA ( "1A2" ; "1A3" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "1AR" )
         pay :  SEQUENTIAL ( "1AR#1" )
------------------------------------
        from :  CLASS ( "1A1" )
         pay :  SEQUENTIAL ( "1A1#1" )
------------------------------------
        from :  CLASS ( "1A2" )
         pay :  SEQUENTIAL ( "1A2#1" )
------------------------------------
        from :  CLASS ( "1A3" )
         pay :  SEQUENTIAL ( "1A3#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("1B#1")-BBAL("SUBORD_1")) )
         pay :  SEQUENTIAL ( "1B#1")
------------------------------------
!
        from :  CLASS ( "SNR_2" )
         pay :  CLASS INTEREST PRO_RATA  ( "2A1"; "2A2" )
         pay :  CLASS INTSHORT PRO_RATA  ( "2A1"; "2A2" )
------------------------------------
        from :  CLASS ( "SNR_2" )
         pay :  CLASS BALANCE PRO_RATA ( "2A1" ; "2A2" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "2A1" )
         pay :  SEQUENTIAL ( "2A1#1" )
------------------------------------
        from :  CLASS ( "2A2" )
         pay :  SEQUENTIAL ( "2A2#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("2B#1")-BBAL("SUBORD_2")) )
         pay :  SEQUENTIAL ( "2B#1")
------------------------------------
!
------------------------------------
        from :  CLASS ( "SNR_3" )
         pay :  SEQUENTIAL ( "3A1#1" )

------------------------------------
  subject to :  CEILING ( (BBAL("3B#1")-BBAL("SUBORD_3")) )
         pay :  SEQUENTIAL ( "3B#1")
------------------------------------
------------------------------------
   calculate :  #P_SUBCROSS = PRINCPMT("1B#1","2B#1","3B#1")
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" )
         pay :  CLASS INTEREST PRO_RATA  ( "SUBCROSS" )
         pay :  CLASS INTSHORT PRO_RATA  ( "SUBCROSS" )
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" )
  subject to :  CEILING ( #P_SUBCROSS )
         pay :  CLASS BALANCE  SEQUENTIAL ( "SUBCROSS" )
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "SUBCROSS" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "SUBCROSS" )
         pay :  SEQUENTIAL ( "SUBCROSS#1" )
------------------------------------
!
------------------------------------ PAYDOWN SUBORD TRANCHES
   calculate :  #PrincReduce  = BBAL("SUBCROSS#1") - BBAL("SUBCROSS")
   calculate :  #SubPrinc1    = BBAL("1B#1") - BBAL("SUBORD_1")
   calculate :  #SubPrinc2    = BBAL("2B#1") - BBAL("SUBORD_2")
   calculate :  #SubPrinc3    = BBAL("3B#1") - BBAL("SUBORD_3")
   calculate :  #PrincReduce1 = #PrincReduce * #SubPrinc1 / (
#SubPrinc1 + #SubPrinc2 + #SubPrinc3 )
   calculate :  #PrincReduce2 = #PrincReduce * #SubPrinc2 / (
#SubPrinc1 + #SubPrinc2 + #SubPrinc3 )
   calculate :  #PrincReduce3 = #PrincReduce * #SubPrinc3 / (
#SubPrinc1 + #SubPrinc2 + #SubPrinc3 )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc1 - #PrincReduce1 ) )
         pay :  SEQUENTIAL ( "1B#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc2 - #PrincReduce2 ) )
         pay :  SEQUENTIAL ( "2B#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc3 - #PrincReduce3 ) )
         pay :  SEQUENTIAL ( "3B#1" )
------------------------------------
!
------------------------------------ MANUAL WRITEDOWNS
   calculate : #ReduceSubord1 = MIN( BBAL("1B#1"), BBAL( "1AR#1", "1A1#1", "1A2#1", "1A3#1", "1B#1" ) - COLL_BAL(1))
------------------------------------
        when :  IS_THERE ( "SUBCROSS#1" )
         pay :  DECREMENT ( BALANCE "1B#1", BY #ReduceSubord1 )
------------------------------------
   calculate : #ReduceSubord2 = MIN( BBAL("2B#1"), BBAL( "2A1#1", "2A2#1", "2B#1" ) - COLL_BAL(2))
------------------------------------
        when :  IS_THERE ( "SUBCROSS#1" )
         pay :  DECREMENT ( BALANCE "2B#1", BY #ReduceSubord2 )
------------------------------------
   calculate : #ReduceSubord3 = MIN( BBAL("3B#1"), BBAL( "3A1#1", "3B#1" ) - COLL_BAL(3))
------------------------------------
        when :  IS_THERE ( "SUBCROSS#1" )
         pay :  DECREMENT ( BALANCE "3B#1", BY #ReduceSubord3 )
------------------------------------
   calculate : #MoreReduceSubord1 = MIN( BBAL("1B#1"), BBAL("1B#1")/BBAL("1B#1", "2B#1", "3B#1") * ( BBAL("1AR#1", "1A1#1",
"1A2#1", "1A3#1", "1B#1", "2A1#1", "2A2#1", "2B#1", "3A1#1", "3B#1") -
COLL_BAL(1,2,3)))
   calculate : #MoreReduceSubord2 = MIN( BBAL("2B#1"), BBAL("2B#1")/BBAL("1B#1", "2B#1", "3B#1") * ( BBAL("1AR#1", "1A1#1",
"1A2#1", "1A3#1", "1B#1", "2A1#1", "2A2#1", "2B#1", "3A1#1", "3B#1") -
COLL_BAL(1,2,3)))
   calculate : #MoreReduceSubord3 = MIN( BBAL("3B#1"), BBAL("3B#1")/BBAL("1B#1", "2B#1", "3B#1") * ( BBAL("1AR#1", "1A1#1",
"1A2#1", "1A3#1", "1B#1", "2A1#1", "2A2#1", "2B#1", "3A1#1", "3B#1") -
COLL_BAL(1,2,3)))
------------------------------------
        when :  IS_TRUE ( (BBAL("SUBCROSS#1") GT 0.01 ) AND ((
BBAL("2B#1") LT 0.01 ) OR ( BBAL("3B#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "1B#1", BY #MoreReduceSubord1 )
------------------------------------
        when :  IS_TRUE ( (BBAL("SUBCROSS#1") GT 0.01 ) AND ((
BBAL("1B#1") LT 0.01 ) OR ( BBAL("3B#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "2B#1", BY #MoreReduceSubord2 )
------------------------------------
        when :  IS_TRUE ( (BBAL("SUBCROSS#1") GT 0.01 ) AND ((
BBAL("1B#1") LT 0.01 ) OR ( BBAL("2B#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "3B#1", BY #MoreReduceSubord3 )
------------------------------------
   calculate :  #WriteDown = BBAL( "1AR#1", "1A1#1", "1A2#1", "1A3#1",
"SUBCROSS#1", "2A1#1", "2A2#1", "3A1#1" ) - COLL_BAL(1,2,3)
------------------------------------
        from :  SUBACCOUNT ( #WriteDown )
         pay :  WRITEDOWN PRO_RATA ( "SUBCROSS#1" )
------------------------------------
   calculate :  #SenWriteDown1 = MAX(0, BBAL( "1AR#1", "1A1#1",
"1A2#1", "1A3#1" ) / BBAL( "1AR#1", "1A1#1", "1A2#1", "1A3#1", "2A1#1",
"2A2#1", "3A1#1" ) * #WriteDown)
------------------------------------
   calculate : #SenWriteDown2 = MAX(0, BBAL( "2A1#1", "2A2#1" ) /
BBAL( "1AR#1", "1A1#1", "1A2#1", "1A3#1", "2A1#1", "2A2#1", "3A1#1" ) *
#WriteDown)
------------------------------------
   calculate : #SenWriteDown3 = MAX(0, BBAL( "3A1#1" ) / BBAL(
"1AR#1", "1A1#1", "1A2#1", "1A3#1", "2A1#1", "2A2#1", "3A1#1" ) *
#WriteDown)
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown1 )
         pay :  WRITEDOWN PRO_RATA ( "1AR#1"; "1A1#1"; "1A2#1"; "1A3#1" )
------------------------------------
        from : SUBACCOUNT ( #WriteDown, #SenWriteDown2 ) pay : WRITEDOWN PRO_RATA ( "2A1#1"; "2A2#1" )

------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown3 )
         pay :  WRITEDOWN SEQUENTIAL ( "3A1#1" )
------------------------------------
!
   calculate : #BondBal1    = BBAL("1AR#1","1A1#1","1A2#1","1A3#1","1B#1")
------------------------------------
   calculate : #BondBal2    = BBAL("2A1#1","2A2#1","2B#1")
------------------------------------
   calculate : #BondBal3    = BBAL("3A1#1","3B#1")
------------------------------------
------------------------------------
 calculate: #CallBalGrp1 = COLL_BAL(1)
 calculate: #CallBalGrp2 = COLL_BAL(2)
 calculate: #CallBalGrp3 = COLL_BAL(3)
------------------------------------
---------------------- SECTION: "OPTR_DEAL"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp1)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP1" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP1" )
------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  SEQUENTIAL ( "1AR#1", "1A1#1", "1A2#1", "1A3#1" )
------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_1" )
------------------------------------
  subject to :  CEILING ( (BBAL("1B#1")-BBAL("SUBORD_1")) )
         pay :  SEQUENTIAL ( "1B#1" )
------------------------------------
        from :  CLASS ( "SUBORD_1" )
         pay :  SEQUENTIAL ( "SUBCROSS#1" )
------------------------------------
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp2)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP2" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP2" )
------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  SEQUENTIAL ( "2A1#1", "2A2#1" )
------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_2" )
------------------------------------
  subject to :  CEILING ( (BBAL("2B#1")-BBAL("SUBORD_2")) )
         pay :  SEQUENTIAL ( "2B#1" )
------------------------------------
        from :  CLASS ( "SUBORD_2" )
         pay :  SEQUENTIAL ( "SUBCROSS#1" )
------------------------------------
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp3)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP3" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP3" )
------------------------------------
        from :  CLASS ( "GRP3" )
         pay :  SEQUENTIAL ( "3A1#1" )
------------------------------------
        from :  CLASS ( "GRP3" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_3" )
------------------------------------
  subject to :  CEILING ( (BBAL("3B#1")-BBAL("SUBORD_3")) )
         pay :  SEQUENTIAL ( "3B#1" )
------------------------------------
        from :  CLASS ( "SUBORD_3" )
         pay :  SEQUENTIAL ( "SUBCROSS#1" )
------------------------------------
!
Schedule "SHIFT1%"
Declare
SHIFTINT GROUP 1
84     100%
96      70%
108     60%
120     40%
132     20%
144      0%
!
!
Schedule "SHIFT2%"
Declare
SHIFTINT GROUP 2
84     100%
96      70%
108     60%
120     40%
132     20%
144      0%
!
!
Schedule "SHIFT3%"
Declare
SHIFTINT GROUP 3
84     100%
96      70%
108     60%
120     40%
132     20%
144      0%
!
!
 Collateral
!
!       Factor     --Delay--
! Type     Date     P/Y     BV    Use BV for 0
   WL    20031101   9999   9999      FALSE
!

! Pool#  Type     Gross     Current     Original   --Fee--  Maturity
Orig  ARM            Gross  #mos  #mos    P#mos  P#mos  Life   Reset
Life   Max   Look
!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV
Term  Index          Margin ToRst RstPer ToRst   RstPer Cap    Cap
Floor  Negam Back
!! BEGINNING OF COLLATERAL
M        1     "3/1"     WL    00    WAC       4.5000000000 (
442642.78 /       442642.78 );       442642.78
0.3785       0.3785           356:4     356:4       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    33   12 SYNC_INT
10.5000000000    2.0000000000               0        0      0
GROUP 1       TEASER
M        2     "3/1"     WL    00    WAC       3.9650220357 (
1461418.67 /      1461418.67 );      1461418.67
0.3785       0.3785           357:3     357:3       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    34   12 SYNC_INT
9.9650220357     2.0000000000               0        0      0
GROUP 1       TEASER
M        3     "3/1"     WL    00    WAC       4.2260333597 (
3480269.35 /      3480269.35 );      3480269.35
0.3785       0.3785           358:2     358:2       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    35   12 SYNC_INT
10.2260333597    2.0000000000               0        0      0
GROUP 1       TEASER
M        4     "3/1"     WL    00    WAC       4.4658420654 (
90276448.91 /     90276448.91 );     90276448.91
0.3785       0.3785           357:1     357:1       358 NO_CHECK ARM
LIBOR_1YR             2.2500000000    36   12 SYNC_INT
10.4658420654    2.0000000000               0        0      0
GROUP 1       TEASER
M        5     "3/1"     WL    00    WAC       4.5027140667 (
53310352.05 /     53310352.05 );     53310352.05
0.3785       0.3785           360:0     360:0       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    37   12 SYNC_INT
10.5027140667    2.0000000000               0        0      0
GROUP 1       TEASER
M        7     "5/1"     WL    00    WAC       5.3750000000 (
337189.81 /       337189.81 );       337189.81
0.2535       0.2535           353:7     353:7       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    54   12 SYNC_INT
10.3750000000    2.0000000000               0        0      0
INIT_PERCAP 5.0000000000                            GROUP 2       TEASER
M        8     "5/1"     WL    00    WAC       4.4127032586 (
2598586.33 /      2598586.33 );      2598586.33
0.2535       0.2535           357:3     357:3       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    58   12 SYNC_INT
9.4127032586    2.0000000000                0         0     0
INIT_PERCAP 5.0000000000                            GROUP 2       TEASER
M        9     "5/1"     WL    00    WAC       4.7487119003 (
4506214.54 /      4506214.54 );      4506214.54
0.2535       0.2535           358:2     358:2       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    59   12 SYNC_INT
9.7487119003    2.0000000000                0         0     0

INIT_PERCAP 5.0000000000                            GROUP 2       TEASER
M        10    "5/1"     WL    00    WAC       4.7988277890 (
211598493.88 /    211598493.88 );    211598493.88
0.2535       0.2535           357:1     357:1       358 NO_CHECK ARM
LIBOR_1YR             2.2500000000    60   12 SYNC_INT
9.7988277890    2.0000000000                0         0      0
INIT_PERCAP 5.0000000000                            GROUP 2       TEASER
M        11    "5/1"     WL    00    WAC       4.7823411173 (
162581662.85 /    162581662.85 );    162581662.85
0.2535       0.2535           360:0     360:0       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    61   12 SYNC_INT
9.7823411173    2.0000000000                0         0      0
INIT_PERCAP 5.0000000000                            GROUP 2       TEASER
M        13    "5/1 IO"  WL    00    WAC       5.8750000000 (
319949.00 /       319949.00 );       319949.00
0.2535       0.2535          348:12    348:12       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    49   12 SYNC_INT
10.8750000000    2.0000000000               0         0      0
INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        14    "5/1 IO"  WL    00    WAC       4.3599992122 (
999997.98 /       999997.98 );       999997.98
0.2535       0.2535           357:3     357:3       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    58   12 SYNC_INT
9.3599992122    2.0000000000                0         0      0
INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        15    "5/1 IO"  WL    00    WAC       4.6038049030 (
1566400.00 /      1566400.00 );      1566400.00
0.2535       0.2535           358:2     358:2       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    59   12 SYNC_INT
9.6038049030    2.0000000000                0         0      0
INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        16    "5/1 IO"  WL    00    WAC       4.8886503864 (
90091212.19 /     90091212.19 );     90091212.19
0.2535       0.2535           359:1     359:1       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    60   12 SYNC_INT
9.8886503864    2.0000000000                0         0      0
INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        17    "5/1 IO"  WL    00    WAC       4.9349786414 (
49370902.00 /     49370902.00 );     49370902.00
0.2535       0.2535           360:0     360:0       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    61   12 SYNC_INT
9.9349786414    2.0000000000                0         0      0
INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        19    "7/1"     WL    00    WAC       4.7215028555 (
2108185.13 /      2108185.13 );         2108185.13
0.2535       0.2535           357:3     357:3       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    82   12 SYNC_INT
9.7215028555    2.0000000000                0         0      0

INIT_PERCAP 5.0000000000                            GROUP 3       TEASER
M        20    "7/1"     WL    00    WAC       5.0190837572 (
1380094.78 /      1380094.78 );      1380094.78
0.2535       0.2535           358:2     358:2       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    83   12 SYNC_INT
10.0190837572    2.0000000000               0         0      0
INIT_PERCAP 5.0000000000                            GROUP 3       TEASER
M        21    "7/1"     WL    00    WAC       5.0806360887 (
35116717.53 /     35116717.53 );     35116717.53
0.2535       0.2535           356:1     356:1       357 NO_CHECK ARM
LIBOR_1YR             2.2500000000    84   12 SYNC_INT
10.0806360887    2.0000000000               0         0      0
INIT_PERCAP 5.0000000000                            GROUP 3       TEASER
M        22    "7/1"     WL    00    WAC       5.2629032147 (
9298810.79 /      9298810.79 );      9298810.79
0.2535       0.2535           355:0     355:0       355 NO_CHECK ARM
LIBOR_1YR             2.2500000000    85   12 SYNC_INT
10.2629032147    2.0000000000               0         0      0
INIT_PERCAP 5.0000000000                            GROUP 3       TEASER
M        23    "7/1 IO"  WL    00    WAC       5.0000000000 (
400000.00 /       400000.00 );       400000.00
0.2535       0.2535           356:4     356:4       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    81   12 SYNC_INT
10.0000000000    2.0000000000               0         0      0
INIT_PERCAP 5.0000000000 AMORT NONE FOR          84 GROUP 3       TEASER

! B03K_ROLL2.CDI #CMOVER_3.0B WHOLE_LOAN ! MAX_CF_VECTSIZE 552
!
!! Created by Intex Deal Maker v3.5.328 , subroutines 3.0f
!!   11/06/2003   11:51 AM
!
!  Modeled in the Intex CMO Modeling Language, (B000874397118)
!  which is copyright (c) 2003 by Intex Solutions, Inc.
!  Intex shall not be held liable for the accuracy of this data
!  nor for the accuracy of information which is derived from this data.
!
!The tables and other statistical analyses (the "Hypothetical Performance Data") that you will produce using Intex with the attached information are privileged and intended solely for use by you
!(the party to whom Banc of America Securities LLC provided the computer file source code used to generate them). The Hypothetical Performance Data will be generated by you using a computer file source
!code prepared by Banc of America Securities LLC in reliance upon information furnished by the issuer of the securities and its affiliates, the accuracy and completeness of which has not been verified by !Banc of America Securities LLC or any other person. The computer file source code that you will use to prepare the Hypothetical Performance Data was furnished to you solely by Banc of America Securities LLC
!and not by the issuer of the securities. It may not be (a) used for any purpose other than to make a preliminary evaluation of the referenced securities or (b) provided by you to any third party other than your !legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. You agree that the Hypothetical Performance Data will be generated by or on behalf of you, !and that neither Banc of America Securities LLC nor anyone acting on its behalf has generated or is in any way responsible for any Hypothetical Performance Data.

!Numerous assumptions were used in preparing the computer file source code you will use to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical
!Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical
!Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections
!or predictions or as legal, tax, financial or accounting advice.

!Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data will be based on prepayment assumptions, and changes in such prepayment assumptions may !dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates
!shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific

!characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to, among other things, differences between
(a) the actual underlying assets and the hypothetical
!underlying assets used in preparing the Hypothetical Performance Data and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the !actual securities. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Banc of America
!Securities LLC Trading Desk at (704) 388-1579 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither
!Banc of America Securities LLC nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

!Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final
!prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell
!or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or !qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the computer model and Hypothetical Performance Data are !preliminary and subject to change prior to issuance.

!Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based
!on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Banc of America Securities LLC
!Trading Desk at (704) 388-1579.

!The computer model referenced herein supersedes all computer models related to the subject securities that have been made available to you previously. In addition, this computer model will be superseded in !its entirety by the final prospectus supplement relating to the actual securities preliminarily described by this computer model.

!Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve
!and interest rate risks. Investors should make every effort to consider the risks of these securities.

!If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail."

  COLLAT_GROUPS 1 2 3
!
!
  DEFINE CONSTANT #OrigCollBal = 721245548.57
  DEFINE CONSTANT #OrigCollBal1 = 148971131.76
  DEFINE CONSTANT #OrigCollBal2 = 523970608.58
  DEFINE CONSTANT #OrigCollBal3 = 48303808.23
!
  DEFINE CONSTANT #OrigBondBal = 721245548.57
  DEFINE CONSTANT #OrigBondBal1 = 148971131.76
  DEFINE CONSTANT #OrigBondBal2 = 523970608.58
  DEFINE CONSTANT #OrigBondBal3 = 48303808.23
!
  DEFINE #BondBal1                       = 166998548.57
  DEFINE #BondBal2                       = 530185448.57
  DEFINE #BondBal3                       = 69502448.57
!
       FULL_DEALNAME:    B03K_ROLL2
!
       DEAL SIZE:        $ 721245548.57
       PRICING SPEED:    25% CPR
!      ISSUE DATE:       20031101
       SETTLEMENT DATE:  20031125
!
  Record date delay: 24
!
 DEFINE TR_INDEXDEPS_ALL
!
 DEFINE SCHEDULE "SHIFT1%", "SHIFT2%", "SHIFT3%"
!
   DEAL_CLOCK_INFO _
       ISSUE_CDU_DATE             20031101 _
       DEAL_FIRSTPAY_DATE         20031225
!
!
  CREDIT_SUPPORT_BASIS GROUP_DEAL
  DEFINE DYNAMIC STICKY #NetRate = ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200
  DEFINE DYNAMIC STICKY #NetRate1 = ( COLL_I_MISC("COUPON",1) ) / COLL_PREV_BAL(1) * 1200
  DEFINE DYNAMIC STICKY #NetRate2 = ( COLL_I_MISC("COUPON",2) ) / COLL_PREV_BAL(2) * 1200
  DEFINE DYNAMIC STICKY #NetRate3 = ( COLL_I_MISC("COUPON",3) ) / COLL_PREV_BAL(3) * 1200
!
!
  DEFINE TABLE "SI_LOSSA1" (6, 2) = "MONTH" "SHIFTR"
       96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%

      360.1   50%
!
  DEFINE TABLE "SI_LOSSA2" (6, 2) = "MONTH" "SHIFTR"
       96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
      360.1   50%
!
  DEFINE TABLE "SI_LOSSA3" (6, 2) = "MONTH" "SHIFTR"
       96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
      360.1   50%
!
  DEFINE #COUPON_SUBCROSS = 0
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
  INITIAL INDEX    LIBOR_1YR       1.51375
!
DEFINE TRANCHE "CL_SNR_2", "CL_1A123", "1B", "2B", "3B", "1AR", "1A1", "1A2",
"1A3", "2A1", "2A2", "3A1", "SUBCROSS", "2IO", "3IO", "1IO"
!
!
Tranche "CL_SNR_2" PSEUDO
   Block $ 0.001 at 0 Delay 24 Dated 20031101 Next 20031225
DAYCOUNT 30360 BUSINESS_DAY NONE
!
Tranche "CL_1A123" PSEUDO
   Block $ 0.001 at 0 Delay 24 Dated 20031101 Next 20031225
DAYCOUNT 30360 BUSINESS_DAY NONE
!
Tranche "1B" MODELING EXCHANGE
   Block 4693031.76 GROUP 1 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031101 Next 20031225
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) - 0.480395 ELSE
COLL_NETRATE(1))
     0     999
!
Tranche "2B" MODELING EXCHANGE
   Block 16505608.58 GROUP 2 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031101 Next 20031225
     (IF CURMONTH LE 59 THEN COLL_NETRATE(2) - 0.147402 ELSE
COLL_NETRATE(2))
     0     999
!
Tranche "3B" MODELING EXCHANGE
   Block 1521808.23 GROUP 3 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031101 Next 20031225

     (IF CURMONTH LE 83 THEN COLL_NETRATE(3) - 0.19 ELSE
COLL_NETRATE(3))
     0     999
!
Tranche "1AR" SEN_FLT
   Block 100.00 GROUP 1 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031101 Next 20031225
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) - 0.480395 ELSE
COLL_NETRATE(1))
     0     999
!
Tranche "1A1" SEN_FLT
   Block 94278000.00 GROUP 1 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031101 Next 20031225
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) - 0.671 ELSE
COLL_NETRATE(1))
     0     999
!
Tranche "1A2" SEN_FLT
   Block 48425000.00 GROUP 1 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031101 Next 20031225
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) - 0.121 ELSE
COLL_NETRATE(1))
     0     999
!
Tranche "1A3" SEN_FLT
   Block 1575000.00 GROUP 1 FREQ M FLOAT RESET M _
           DAYCOUNT 30360 BUSINESS_DAY NONE _
           Delay 24 Dated 20031101 Next 20031225
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) - 0.121 ELSE
COLL_NETRATE(1))
     0     999
!
Tranche "2A1" SEN_FLT
   Block 237465000.00 GROUP 2 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031101 Next 20031225
     (IF CURMONTH LE 59 THEN COLL_NETRATE(2) - 0.315 ELSE
COLL_NETRATE(2))
     0     999
!
Tranche "2A2" SEN_WAC
   Block 270000000.00 FLOAT GROUP 2 _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20031101 Next 20031225
    ( ( #NetRate2 ) )
     0     999
!
Tranche "3A1" SEN_FLT
   Block 46782000.00 GROUP 3 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031101 Next 20031225
     (IF CURMONTH LE 83 THEN COLL_NETRATE(3) - 0.19 ELSE
COLL_NETRATE(3))

     0     999
!
Tranche "SUBCROSS" JUN_WAC
   Block 22720448.57 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20031101 Next 20031225
     ( #COUPON_SUBCROSS )
    0    999
!
Tranche "2IO" SEN_IO
   Block 523970608.58 at 0.147402 GROUP 2 FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 59 THEN BBAL("2A1#1","2A2#1","2B#1") ELSE 0 ); _
                                                              END   (
IF CURMONTH LT 59 THEN BBAL("2A1#1","2A2#1","2B#1") ELSE 0 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031101 Next 20031225
!
Tranche "3IO" SEN_IO
   Block 48303808.23 at 0.19 GROUP 3 FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 83 THEN BBAL("3A1#1","3B#1") ELSE 0 ); _
                                                              END   (
IF CURMONTH LT 83 THEN BBAL("3A1#1","3B#1") ELSE 0 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20031101  Next 20031225
!
Tranche "1IO" SEN_IO
   Block 148971131.76 at 0.480395 GROUP 1 FREQ M FLOAT NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 35 THEN BBAL("1AR#1","1A1#1","1A2#1","1A3#1","1B#1") ELSE 0 ); _
                                                              END   (
IF CURMONTH LT 35 THEN BBAL("1AR#1","1A1#1","1A2#1","1A3#1","1B#1")
ELSE 0 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031101 Next 20031225
    ( 0.480395 )
    0    999
!
!
ifndef #_CMOVER_3.0D2 _
DEFINE EXCHANGE "1B" + "2B" + "3B" = "SUBCROSS"
!
DEFINE PSEUDO_TRANCHE COLLAT GROUP 1 _
   Delay 24 Dated 20031101 Next 20031225 Settle 20031125
DEFINE PSEUDO_TRANCHE COLLAT GROUP 2 _
   Delay 24 Dated 20031101 Next 20031225 Settle 20031125
DEFINE PSEUDO_TRANCHE COLLAT GROUP 3 _
   Delay 24 Dated 20031101 Next 20031225 Settle 20031125
!
  CLASS "X1"        NO_BUILD_TRANCHE _
                    = "1IO"
  CLASS "1AR"       NO_BUILD_TRANCHE _
                    = "1AR"
  CLASS "1A1"       NO_BUILD_TRANCHE _
                    = "1A1"
  CLASS "1A2"       NO_BUILD_TRANCHE _
                    = "1A2"
  CLASS "1A3"       NO_BUILD_TRANCHE _

                    = "1A3"
  CLASS "X2"        NO_BUILD_TRANCHE _
                    = "2IO"
  CLASS "2A1"       NO_BUILD_TRANCHE _
                    = "2A1"
  CLASS "2A2"       NO_BUILD_TRANCHE _
                    = "2A2"
  CLASS "X3"        NO_BUILD_TRANCHE _
                    = "3IO"
  CLASS "SNR_3"     NO_BUILD_TRANCHE _
                    WRITEDOWN_LIMIT BALANCE (#OrigCollBal3); _
                    = "3A1"
  CLASS "SUBORD_1"  DISTRIB_CLASS RULES _
                    = "1B"
  CLASS "SUBORD_2"  DISTRIB_CLASS RULES _
                    = "2B"
  CLASS "SUBORD_3"  DISTRIB_CLASS RULES _
                    = "3B"
  CLASS "1A23" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
                    = "1A2" "1A3"
  CLASS "1A123" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
                    = "1A1" "1A23"
  CLASS "SNR_1" WRITEDOWN_LIMIT BALANCE (#OrigCollBal1); ALLOCATION _
                    = "1AR" "1A123"
  CLASS "SNR_2" WRITEDOWN_LIMIT BALANCE (#OrigCollBal2); ALLOCATION _
                    = "2A1" "2A2"
  CLASS "SUBCROSS"  NO_BUILD_TRANCHE _
                    = "SUBCROSS", _
    COMBINE_CLASSES = "SUBORD_1" "SUBORD_2" "SUBORD_3"

!
!
  CLASS "GRP1" _
                 DISTRIB_CLASS RULES _
                   = "X1" "SNR_1" "SUBORD_1"
  CLASS "GRP2" _
                 DISTRIB_CLASS RULES _
                   = "X2" "SNR_2" "SUBORD_2"
  CLASS "GRP3" _
                 DISTRIB_CLASS RULES _
                   = "X3" "SNR_3" "SUBORD_3"
!
  CLASS "ROOT"  ROOT_LIST = "GRP1" "GRP2" "GRP3"
!
  GROUP 0       ROOT      = 1 2 3
!

!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_1"        Delay 24  Dated 20031101
Next 20031225 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_1"     Delay 24  Dated 20031101
Next 20031225 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_2"        Delay 24  Dated 20031101
Next 20031225 DAYCOUNT 30360 BUSINESS_DAY NONE
!

  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_2"     Delay 24  Dated 20031101
Next 20031225 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_3"     Delay 24  Dated 20031101
Next 20031225 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "1A123"        Delay 24  Dated 20031101
Next 20031225 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "1A23"         Delay 24  Dated 20031101
Next 20031225 DAYCOUNT 30360 BUSINESS_DAY NONE
!
!
  CROSSOVER When 0
!
  DEFINE DYNAMIC #COUPON_SUBCROSS = OPTIMAL_INTPMT("SUBORD_1", "SUBORD_2", "SUBORD_3") / BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3") * 36000 / NDAYS_ACCRUE_INT("SUBCROSS#1")
!
  OPTIONAL REDEMPTION:    "Cleanup" _
                          DATE 20061001 _
                          TARGET GROUP 1 _
                          PRICE_P ( COLL_BAL(1) ); _
                          DISTR_P RULES "OPTR_GROUP_1"
!
  OPTIONAL REDEMPTION:    "Call_2" _
                          DATE 20081001 _
                          TARGET GROUP 2 _
                          PRICE_P ( COLL_BAL(2) ); _
                          DISTR_P RULES "OPTR_GROUP_2"
!
  OPTIONAL REDEMPTION:    "Call_3" _
                          DATE 20101001 _
                          TARGET GROUP 3 _
                          PRICE_P ( COLL_BAL(3) ); _
                          DISTR_P RULES "OPTR_GROUP_3"
!
!
 INTEREST_SHORTFALL GROUP 1 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           Compensate Pro_rata
!
 INTEREST_SHORTFALL GROUP 2 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           Compensate Pro_rata
!
 INTEREST_SHORTFALL GROUP 3 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           Compensate Pro_rata
!
!
 CMO Block Payment Rules
------------------------------------
!
   calculate :  #OrigSenPct1  = 100 * ORIG_BBAL("SNR_1") /
#OrigCollBal1
!

   calculate :  #SenPct1 = _
               IF BBAL("SUBCROSS") GT 0.01 _
               THEN MIN(100, 100 * BBAL("SNR_1") / COLL_PREV_BAL(1)) _
               ELSE 100
!
   calculate :  #OrigSubBal1 = #OrigCollBal1 - ORIG_BBAL("SNR_1")
   calculate :  #SubBal1     = MAX(0, COLL_PREV_BAL(1) - BBAL("SNR_1"))
!
   calculate :  #OrigSenPct2  = 100 * ORIG_BBAL("SNR_2") /
#OrigCollBal2
!
   calculate :  #SenPct2 = _
               IF BBAL("SUBCROSS") GT 0.01 _
               THEN MIN(100, 100 * BBAL("SNR_2") / COLL_PREV_BAL(2)) _
               ELSE 100
!
   calculate :  #OrigSubBal2 = #OrigCollBal2 - ORIG_BBAL("SNR_2")
   calculate :  #SubBal2     = MAX(0, COLL_PREV_BAL(2) - BBAL("SNR_2"))
!
   calculate :  #OrigSenPct3  = 100 * ORIG_BBAL("SNR_3") /
#OrigCollBal3
!
   calculate :  #SenPct3 = _
               IF BBAL("SUBCROSS") GT 0.01 _
               THEN MIN(100, 100 * BBAL("SNR_3") / COLL_PREV_BAL(3)) _
               ELSE 100
!
   calculate :  #OrigSubBal3 = #OrigCollBal3 - ORIG_BBAL("SNR_3")
   calculate :  #SubBal3     = MAX(0, COLL_PREV_BAL(3) - BBAL("SNR_3"))
!
   calculate : #ReduceTestA1 = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA1", "MONTH", "SHIFTR" )
!
   calculate :  #StepProviso11 = IF COLL_PREV_BAL(1) GT 0.01 _
                                 THEN ( ( DELINQ_LOSS_ACCUM(1) <
#OrigSubBal1 * #ReduceTestA1 )) _
                                 ELSE 1
!
   calculate : #ReduceTestA2 = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA2", "MONTH", "SHIFTR" )
!
   calculate :  #StepProviso12 = IF COLL_PREV_BAL(2) GT 0.01 _
                                 THEN ( ( DELINQ_LOSS_ACCUM(2) <
#OrigSubBal2 * #ReduceTestA2 )) _
                                 ELSE 1
!
   calculate : #ReduceTestA3 = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA3", "MONTH", "SHIFTR" )
!
   calculate :  #StepProviso13 = IF COLL_PREV_BAL(3) GT 0.01 _
                                 THEN ( ( DELINQ_LOSS_ACCUM(3) <
#OrigSubBal3 * #ReduceTestA3 )) _
                                 ELSE 1
!
   calculate : #Sub2TimesTestAgg = BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3") / BBAL("SNR_1", "SUBORD_1", "SNR_2", "SUBORD_2", "SNR_3",
"SUBORD_3") _

                               GE 2 * ORIG_BBAL("SUBORD_1", "SUBORD_2",
"SUBORD_3")/ORIG_BBAL("SNR_1", "SUBORD_1", "SNR_2", "SUBORD_2", "SNR_3", "SUBORD_3")
!
   calculate :  #SenPrep1 = _
              IF (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2) OR (#SenPct3 > #OrigSenPct3) _
              THEN 100 _
              ELSE #SenPct1 + SHIFT%(1) * (100-#SenPct1), _ Reduce_SHIFT%_when GROUP 1 STICKY_PASS FAILVAL_PRIOREND _ (#StepProviso11 AND #StepProviso12 AND #StepProviso13)
!
   calculate :  #SenPrep2 = _
              IF (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2) OR (#SenPct3 > #OrigSenPct3) _
              THEN 100 _
              ELSE #SenPct2 + SHIFT%(2) * (100-#SenPct2), _ Reduce_SHIFT%_when GROUP 2 STICKY_PASS FAILVAL_PRIOREND _ (#StepProviso11 AND #StepProviso12 AND #StepProviso13)
!
   calculate :  #SenPrep3 = _
              IF (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2) OR (#SenPct3 > #OrigSenPct3) _
              THEN 100 _
              ELSE #SenPct3 + SHIFT%(3) * (100-#SenPct3), _ Reduce_SHIFT%_when GROUP 3 STICKY_PASS FAILVAL_PRIOREND _ (#StepProviso11 AND #StepProviso12 AND #StepProviso13)
!
!
   calculate :  #SenPrep1 = _
              IF (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2) OR (#SenPct3 > #OrigSenPct3) _
              THEN 100 _
              ELSE IF #Sub2TimesTestAgg and ( #StepProviso11 )  _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct1 + (50% * (100-#SenPct1)) _
                        ELSE #SenPct1 _
                   ELSE #SenPrep1
!
   calculate :  #SenPrep2 = _
              IF (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2) OR (#SenPct3 > #OrigSenPct3) _
              THEN 100 _
              ELSE IF #Sub2TimesTestAgg and ( #StepProviso12 )  _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct2 + (50% * (100-#SenPct2)) _
                        ELSE #SenPct2 _
                   ELSE #SenPrep2
!
   calculate :  #SenPrep3 = _
              IF (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2) OR (#SenPct3 > #OrigSenPct3) _
              THEN 100 _
              ELSE IF #Sub2TimesTestAgg and ( #StepProviso13 )  _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct3 + (50% * (100-#SenPct3)) _
                        ELSE #SenPct3 _

                   ELSE #SenPrep3
!
   calculate : #SENRECOV1 = #SenPrep1 / 100 * DELINQ_RECOVER(1)
!
   calculate : #SENRECOV2 = #SenPrep2 / 100 * DELINQ_RECOVER(2)
!
   calculate : #SENRECOV3 = #SenPrep3 / 100 * DELINQ_RECOVER(3)
!
 calculate:  "SNR_1" _
  NO_CHECK SCHEDULED     GROUP 1   PERCENT LIMIT V0  = #SenPct1 , _
  NO_CHECK PREPAY        GROUP 1   PERCENT LIMIT V1  = #SenPrep1 , _
  NO_CHECK RECOVER        GROUP 1  AMOUNT  LIMIT V3  = #SENRECOV1
!
  calculate : #SenSchedAlloc1   = V0 / 100 * COLL_P_SCHED(1)
  calculate : #SenPrepayAlloc1 = V1 / 100 * COLL_P_PREPAY(1) calculate : #SenRecoverAlloc1 = V3
!
 calculate:  "SNR_2" _
  NO_CHECK SCHEDULED     GROUP 2   PERCENT LIMIT V0  = #SenPct2 , _
  NO_CHECK PREPAY        GROUP 2   PERCENT LIMIT V1  = #SenPrep2 , _
  NO_CHECK RECOVER        GROUP 2  AMOUNT  LIMIT V3  = #SENRECOV2
!
  calculate : #SenSchedAlloc2   = V0 / 100 * COLL_P_SCHED(2)
  calculate : #SenPrepayAlloc2 = V1 / 100 * COLL_P_PREPAY(2) calculate : #SenRecoverAlloc2 = V3
!
 calculate:  "SNR_3" _
  NO_CHECK SCHEDULED     GROUP 3   PERCENT LIMIT V0  = #SenPct3 , _
  NO_CHECK PREPAY        GROUP 3   PERCENT LIMIT V1  = #SenPrep3 , _
  NO_CHECK RECOVER        GROUP 3  AMOUNT  LIMIT V3  = #SENRECOV3
!
  calculate : #SenSchedAlloc3   = V0 / 100 * COLL_P_SCHED(3)
  calculate : #SenPrepayAlloc3 = V1 / 100 * COLL_P_PREPAY(3) calculate : #SenRecoverAlloc3 = V3
!
   calculate : #SubSched1  = MAX( 0, COLL_P_SCHED(1) - #SenSchedAlloc1
)
   calculate : #SubPrepay1 = MAX( 0, COLL_P_PREPAY(1) -
#SenPrepayAlloc1 )
   calculate : #SubRecov1  = MAX( 0, DELINQ_RECOVER(1) -
#SenRecoverAlloc1 )
!
 calculate:  "SUBORD_1" _
  NO_CHECK SCHEDULED     GROUP 1  AMOUNT             = #SubSched1 , _
  NO_CHECK PREPAY        GROUP 1  AMOUNT             = #SubPrepay1 , _
  NO_CHECK RECOVER       GROUP 1  AMOUNT             = #SubRecov1
!
   calculate : #SubSched2  = MAX( 0, COLL_P_SCHED(2) - #SenSchedAlloc2
)
   calculate : #SubPrepay2 = MAX( 0, COLL_P_PREPAY(2) -
#SenPrepayAlloc2 )
   calculate : #SubRecov2  = MAX( 0, DELINQ_RECOVER(2) -
#SenRecoverAlloc2 )
!
 calculate:  "SUBORD_2" _
  NO_CHECK SCHEDULED     GROUP 2  AMOUNT             = #SubSched2 , _
  NO_CHECK PREPAY        GROUP 2  AMOUNT             = #SubPrepay2 , _

  NO_CHECK RECOVER       GROUP 2  AMOUNT             = #SubRecov2
!
   calculate : #SubSched3  = MAX( 0, COLL_P_SCHED(3) - #SenSchedAlloc3
)
   calculate : #SubPrepay3 = MAX( 0, COLL_P_PREPAY(3) -
#SenPrepayAlloc3 )
   calculate : #SubRecov3  = MAX( 0, DELINQ_RECOVER(3) -
#SenRecoverAlloc3 )
!
 calculate:  "SUBORD_3" _
  NO_CHECK SCHEDULED     GROUP 3  AMOUNT             = #SubSched3 , _
  NO_CHECK PREPAY        GROUP 3  AMOUNT             = #SubPrepay3 , _
  NO_CHECK RECOVER       GROUP 3  AMOUNT             = #SubRecov3
!
   calculate : #SubSched = #SubSched1 + #SubSched2 + #SubSched3 calculate : #SubRecov = #SubRecov1 + #SubRecov2 + #SubRecov3 calculate : #SubPrepay = #SubPrepay1 + #SubPrepay2 + #SubPrepay3
!
 calculate:  "SUBCROSS" _
  NO_CHECK SCHEDULED      AMOUNT             = #SubSched , _
  NO_CHECK PREPAY         AMOUNT             = #SubPrepay , _
  NO_CHECK RECOVER        AMOUNT             = #SubRecov
!
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X1")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_1" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_1" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_1" )
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X2")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_2" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_2" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_2" )
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X3")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_3" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_3" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_3" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_2" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_2" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_3" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_3" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2"; "GRP3" )
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1"; "SUBORD_2";
"SUBORD_3" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1"; "SUBORD_2";
"SUBORD_3" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_1" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_2" )

------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_3" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2"; "GRP3" )
         pay :  CLASS PRINCIPAL PRO_RATA ( "SUBORD_1"; "SUBORD_2";
"SUBORD_3" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS INTEREST PRO_RATA  ( "1AR"; "1A123" )
         pay :  CLASS INTSHORT PRO_RATA  ( "1AR"; "1A123" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "1AR", "1A123" )
------------------------------------
!
        from :  CLASS ( "1A123" )
         pay :  CLASS INTEREST PRO_RATA  ( "1A1"; "1A23" )
         pay :  CLASS INTSHORT PRO_RATA  ( "1A1"; "1A23" )
------------------------------------
        from :  CLASS ( "1A123" )
         pay :  CLASS BALANCE PRO_RATA ( "1A1" ; "1A23" )
------------------------------------
!
        from :  CLASS ( "1A23" )
         pay :  CLASS INTEREST PRO_RATA  ( "1A2"; "1A3" )
         pay :  CLASS INTSHORT PRO_RATA  ( "1A2"; "1A3" )
------------------------------------
        from :  CLASS ( "1A23" )
         pay :  CLASS BALANCE PRO_RATA ( "1A2" ; "1A3" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "1AR" )
         pay :  SEQUENTIAL ( "1AR#1" )
------------------------------------
        from :  CLASS ( "1A1" )
         pay :  SEQUENTIAL ( "1A1#1" )
------------------------------------
        from :  CLASS ( "1A2" )
         pay :  SEQUENTIAL ( "1A2#1" )
------------------------------------
        from :  CLASS ( "1A3" )
         pay :  SEQUENTIAL ( "1A3#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("1B#1")-BBAL("SUBORD_1")) )
         pay :  SEQUENTIAL ( "1B#1")
------------------------------------
!
        from :  CLASS ( "SNR_2" )
         pay :  CLASS INTEREST PRO_RATA  ( "2A1"; "2A2" )
         pay :  CLASS INTSHORT PRO_RATA  ( "2A1"; "2A2" )
------------------------------------
        from :  CLASS ( "SNR_2" )
         pay :  CLASS BALANCE PRO_RATA ( "2A1" ; "2A2" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "2A1" )
         pay :  SEQUENTIAL ( "2A1#1" )
------------------------------------
        from :  CLASS ( "2A2" )
         pay :  SEQUENTIAL ( "2A2#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("2B#1")-BBAL("SUBORD_2")) )
         pay :  SEQUENTIAL ( "2B#1")
------------------------------------
!
------------------------------------
        from :  CLASS ( "SNR_3" )
         pay :  SEQUENTIAL ( "3A1#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("3B#1")-BBAL("SUBORD_3")) )
         pay :  SEQUENTIAL ( "3B#1")
------------------------------------
------------------------------------
   calculate :  #P_SUBCROSS = PRINCPMT("1B#1","2B#1","3B#1")
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" )
         pay :  CLASS INTEREST PRO_RATA  ( "SUBCROSS" )
         pay :  CLASS INTSHORT PRO_RATA  ( "SUBCROSS" )
------------------------------------
        from : CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" ) subject to : CEILING ( #P_SUBCROSS )
         pay :  CLASS BALANCE  SEQUENTIAL ( "SUBCROSS" )
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "SUBCROSS" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "SUBCROSS" )
         pay :  SEQUENTIAL ( "SUBCROSS#1" )
------------------------------------
!
------------------------------------ PAYDOWN SUBORD TRANCHES
   calculate : #PrincReduce  = BBAL("SUBCROSS#1") - BBAL("SUBCROSS")
   calculate : #SubPrinc1    = BBAL("1B#1") - BBAL("SUBORD_1")
   calculate : #SubPrinc2    = BBAL("2B#1") - BBAL("SUBORD_2")
   calculate : #SubPrinc3    = BBAL("3B#1") - BBAL("SUBORD_3")
   calculate : #PrincReduce1 = #PrincReduce * #SubPrinc1 / ( #SubPrinc1 + #SubPrinc2 + #SubPrinc3 )
   calculate : #PrincReduce2 = #PrincReduce * #SubPrinc2 / ( #SubPrinc1 + #SubPrinc2 + #SubPrinc3 )
   calculate : #PrincReduce3 = #PrincReduce * #SubPrinc3 / ( #SubPrinc1 + #SubPrinc2 + #SubPrinc3 )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc1 - #PrincReduce1 ) )
         pay :  SEQUENTIAL ( "1B#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc2 - #PrincReduce2 ) )
         pay :  SEQUENTIAL ( "2B#1" )
------------------------------------
  subject to : CEILING ( ( #SubPrinc3 - #PrincReduce3 ) ) pay : SEQUENTIAL ( "3B#1" )

------------------------------------
!
------------------------------------ MANUAL WRITEDOWNS
   calculate : #ReduceSubord1 = MIN( BBAL("1B#1"), BBAL( "1AR#1", "1A1#1", "1A2#1", "1A3#1", "1B#1" ) - COLL_BAL(1))
------------------------------------
        when :  IS_THERE ( "SUBCROSS#1" )
         pay :  DECREMENT ( BALANCE "1B#1", BY #ReduceSubord1 )
------------------------------------
   calculate : #ReduceSubord2 = MIN( BBAL("2B#1"), BBAL( "2A1#1", "2A2#1", "2B#1" ) - COLL_BAL(2))
------------------------------------
        when :  IS_THERE ( "SUBCROSS#1" )
         pay :  DECREMENT ( BALANCE "2B#1", BY #ReduceSubord2 )
------------------------------------
   calculate :  #ReduceSubord3 = MIN( BBAL("3B#1"), BBAL( "3A1#1",
"3B#1" ) - COLL_BAL(3))
------------------------------------
        when :  IS_THERE ( "SUBCROSS#1" )
         pay :  DECREMENT ( BALANCE "3B#1", BY #ReduceSubord3 )
------------------------------------
   calculate : #MoreReduceSubord1 = MIN( BBAL("1B#1"), BBAL("1B#1")/BBAL("1B#1", "2B#1", "3B#1") * ( BBAL("1AR#1", "1A1#1",
"1A2#1", "1A3#1", "1B#1", "2A1#1", "2A2#1", "2B#1", "3A1#1", "3B#1") -
COLL_BAL(1,2,3)))
   calculate : #MoreReduceSubord2 = MIN( BBAL("2B#1"), BBAL("2B#1")/BBAL("1B#1", "2B#1", "3B#1") * ( BBAL("1AR#1", "1A1#1",
"1A2#1", "1A3#1", "1B#1", "2A1#1", "2A2#1", "2B#1", "3A1#1", "3B#1") -
COLL_BAL(1,2,3)))
   calculate : #MoreReduceSubord3 = MIN( BBAL("3B#1"), BBAL("3B#1")/BBAL("1B#1", "2B#1", "3B#1") * ( BBAL("1AR#1", "1A1#1",
"1A2#1", "1A3#1", "1B#1", "2A1#1", "2A2#1", "2B#1", "3A1#1", "3B#1") -
COLL_BAL(1,2,3)))
------------------------------------
        when : IS_TRUE ( (BBAL("SUBCROSS#1") GT 0.01 ) AND (( BBAL("2B#1") LT 0.01 ) OR ( BBAL("3B#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "1B#1", BY #MoreReduceSubord1 )
------------------------------------
        when : IS_TRUE ( (BBAL("SUBCROSS#1") GT 0.01 ) AND (( BBAL("1B#1") LT 0.01 ) OR ( BBAL("3B#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "2B#1", BY #MoreReduceSubord2 )
------------------------------------
        when : IS_TRUE ( (BBAL("SUBCROSS#1") GT 0.01 ) AND (( BBAL("1B#1") LT 0.01 ) OR ( BBAL("2B#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "3B#1", BY #MoreReduceSubord3 )
------------------------------------
   calculate : #WriteDown = BBAL( "1AR#1", "1A1#1", "1A2#1", "1A3#1",
"SUBCROSS#1", "2A1#1", "2A2#1", "3A1#1" ) - COLL_BAL(1,2,3)
------------------------------------
        from :  SUBACCOUNT ( #WriteDown )
         pay :  WRITEDOWN PRO_RATA ( "SUBCROSS#1" )
------------------------------------
   calculate : #SenWriteDown1 = MAX(0, BBAL( "1AR#1", "1A1#1",
"1A2#1", "1A3#1" ) / BBAL( "1AR#1", "1A1#1", "1A2#1", "1A3#1", "2A1#1",
"2A2#1", "3A1#1" ) * #WriteDown)
------------------------------------
   calculate : #SenWriteDown2 = MAX(0, BBAL( "2A1#1", "2A2#1" ) /
BBAL( "1AR#1", "1A1#1", "1A2#1", "1A3#1", "2A1#1", "2A2#1", "3A1#1" ) *
#WriteDown)
------------------------------------
   calculate : #SenWriteDown3 = MAX(0, BBAL( "3A1#1" ) / BBAL(
"1AR#1", "1A1#1", "1A2#1", "1A3#1", "2A1#1", "2A2#1", "3A1#1" ) *
#WriteDown)
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown1 )
         pay :  WRITEDOWN PRO_RATA ( "1AR#1"; "1A1#1"; "1A2#1"; "1A3#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown2 )
         pay :  WRITEDOWN PRO_RATA ( "2A1#1"; "2A2#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown3 )
         pay :  WRITEDOWN SEQUENTIAL ( "3A1#1" )
------------------------------------
!
   calculate : #BondBal1    =
BBAL("1AR#1","1A1#1","1A2#1","1A3#1","1B#1")
------------------------------------
   calculate : #BondBal2    = BBAL("2A1#1","2A2#1","2B#1")
------------------------------------
   calculate : #BondBal3    = BBAL("3A1#1","3B#1")
------------------------------------
------------------------------------
 calculate: #CallBalGrp1 = COLL_BAL(1)
 calculate: #CallBalGrp2 = COLL_BAL(2)
 calculate: #CallBalGrp3 = COLL_BAL(3)
------------------------------------
---------------------- SECTION: "OPTR_GROUP_1"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp1)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP1" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP1" )
------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  SEQUENTIAL ( "1AR#1", "1A1#1", "1A2#1", "1A3#1" )
------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_1" )
------------------------------------
  subject to :  CEILING ( (BBAL("1B#1")-BBAL("SUBORD_1")) )
         pay :  SEQUENTIAL ( "1B#1" )
------------------------------------
        from :  CLASS ( "SUBORD_1" )
         pay :  SEQUENTIAL ( "SUBCROSS#1" )
------------------------------------
---------------------- SECTION: "OPTR_GROUP_2"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp2)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP2" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP2" )
------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  SEQUENTIAL ( "2A1#1", "2A2#1" )
------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_2" )
------------------------------------
  subject to :  CEILING ( (BBAL("2B#1")-BBAL("SUBORD_2")) )
         pay :  SEQUENTIAL ( "2B#1" )
------------------------------------
        from :  CLASS ( "SUBORD_2" )
         pay :  SEQUENTIAL ( "SUBCROSS#1" )
------------------------------------
---------------------- SECTION: "OPTR_GROUP_3"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp3)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP3" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP3" )
------------------------------------
        from :  CLASS ( "GRP3" )
         pay :  SEQUENTIAL ( "3A1#1" )
------------------------------------
        from :  CLASS ( "GRP3" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_3" )
------------------------------------
  subject to :  CEILING ( (BBAL("3B#1")-BBAL("SUBORD_3")) )
         pay :  SEQUENTIAL ( "3B#1" )
------------------------------------
        from :  CLASS ( "SUBORD_3" )
         pay :  SEQUENTIAL ( "SUBCROSS#1" )
------------------------------------
!
Schedule "SHIFT1%"
Declare
SHIFTINT GROUP 1
84    100%
96     70%
108    60%
120    40%
132    20%
144     0%
!
!
Schedule "SHIFT2%"
Declare
SHIFTINT GROUP 2
84    100%
96     70%
108    60%
120    40%
132    20%
144     0%
!
!
Schedule "SHIFT3%"
Declare
SHIFTINT GROUP 3

84    100%
96     70%
108    60%
120    40%
132    20%
144     0%
!
!
 Collateral
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20031101    9999 9999   FALSE
!
! Pool#  Type     Gross     Current     Original   --Fee--  Maturity
Orig  ARM            Gross  #mos  #mos   P#mos  P#mos  Life   Reset
Life   Max   Look
!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV
Term  Index          Margin ToRst RstPer ToRst  RstPer Cap    Cap
Floor  Negam Back
!! BEGINNING OF COLLATERAL
M        1     "3/1"     WL    00    WAC       4.5000000000 (
442642.78 /       442642.78 );       442642.78
0.3785       0.3785           356:4     356:4       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    33   12 SYNC_INT
10.5000000000    2.0000000000               0         0      0
GROUP 1       TEASER
M        2     "3/1"     WL    00    WAC       3.9650220357 (
1461418.67 /      1461418.67 );      1461418.67
0.3785       0.3785           357:3     357:3       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    34   12 SYNC_INT
9.9650220357    2.0000000000               0         0      0
GROUP 1       TEASER
M        3     "3/1"     WL    00    WAC       4.2260333597 (
3480269.35 /      3480269.35 );      3480269.35
0.3785       0.3785           358:2     358:2       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    35   12 SYNC_INT
10.2260333597    2.0000000000               0         0      0
GROUP 1       TEASER
M        4     "3/1"     WL    00    WAC       4.4658420654 (
90276448.91 /     90276448.91 );     90276448.91
0.3785       0.3785           357:1     357:1       358 NO_CHECK ARM
LIBOR_1YR             2.2500000000    36   12 SYNC_INT
10.4658420654    2.0000000000               0         0      0
GROUP 1       TEASER
M        5     "3/1"     WL    00    WAC       4.5027140667 (
53310352.05 /     53310352.05 );     53310352.05
0.3785       0.3785           360:0     360:0       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    37   12 SYNC_INT
10.5027140667    2.0000000000               0         0      0
GROUP 1       TEASER
M        7     "5/1"     WL    00    WAC       5.3750000000 (
337189.81 /       337189.81 );       337189.81
0.2535       0.2535           353:7     353:7       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    54   12 SYNC_INT
10.3750000000    2.0000000000               0         0      0

INIT_PERCAP 5.0000000000                            GROUP 2
TEASER
M        8     "5/1"     WL    00    WAC       4.4127032586 (
2598586.33 /      2598586.33 );      2598586.33
0.2535       0.2535           357:3     357:3       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    58   12 SYNC_INT
9.4127032586    2.0000000000               0         0      0
INIT_PERCAP 5.0000000000                            GROUP 2
TEASER
M        9     "5/1"     WL    00    WAC       4.7487119003 (
4506214.54 /      4506214.54 );      4506214.54
0.2535       0.2535           358:2     358:2       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    59   12 SYNC_INT
9.7487119003    2.0000000000               0         0      0
INIT_PERCAP 5.0000000000                            GROUP 2
TEASER
M        10    "5/1"     WL    00    WAC       4.7988277890 (
211598493.88 /    211598493.88 );    211598493.88
0.2535       0.2535           357:1     357:1       358 NO_CHECK ARM
LIBOR_1YR             2.2500000000    60   12 SYNC_INT
9.7988277890    2.0000000000               0         0      0
INIT_PERCAP 5.0000000000                            GROUP 2
TEASER
M        11    "5/1"     WL    00    WAC       4.7823411173 (
162581662.85 /    162581662.85 );    162581662.85
0.2535       0.2535           360:0     360:0       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    61   12 SYNC_INT
9.7823411173    2.0000000000               0         0      0
INIT_PERCAP 5.0000000000                            GROUP 2
TEASER
M        13    "5/1 IO"  WL    00    WAC       5.8750000000 (
319949.00 /       319949.00 );       319949.00
0.2535       0.2535          348:12    348:12       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    49   12 SYNC_INT
10.8750000000    2.0000000000               0         0      0
INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2
TEASER
M        14    "5/1 IO"  WL    00    WAC       4.3599992122 (
999997.98 /       999997.98 );       999997.98
0.2535       0.2535           357:3     357:3       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    58   12 SYNC_INT
9.3599992122    2.0000000000               0         0      0
INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2
TEASER
M        15    "5/1 IO"  WL    00    WAC       4.6038049030 (
1566400.00 /      1566400.00 );      1566400.00
0.2535       0.2535           358:2     358:2       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    59   12 SYNC_INT
9.6038049030    2.0000000000               0         0      0
INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2
TEASER
M        16    "5/1 IO"  WL    00    WAC       4.8886503864 (
90091212.19 /     90091212.19 );     90091212.19
0.2535       0.2535           359:1     359:1       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    60   12 SYNC_INT
9.8886503864    2.0000000000               0         0      0

INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2
TEASER
M        17    "5/1 IO"  WL    00    WAC       4.9349786414 (
49370902.00 /     49370902.00 );     49370902.00
0.2535       0.2535           360:0     360:0       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    61   12 SYNC_INT
9.9349786414    2.0000000000               0         0      0
INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2
TEASER
M        19    "7/1"     WL    00    WAC       4.7215028555 (
2108185.13 /      2108185.13 );      2108185.13
0.2535       0.2535           357:3     357:3       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    82   12 SYNC_INT
9.7215028555    2.0000000000               0         0      0
INIT_PERCAP 5.0000000000                            GROUP 3
TEASER
M        20    "7/1"     WL    00    WAC       5.0190837572 (
1380094.78 /      1380094.78 );      1380094.78
0.2535       0.2535           358:2     358:2       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    83   12 SYNC_INT
10.0190837572    2.0000000000               0         0      0
INIT_PERCAP 5.0000000000                            GROUP 3
TEASER
M        21    "7/1"     WL    00    WAC       5.0806360887 (
35116717.53 /     35116717.53 );     35116717.53
0.2535       0.2535           356:1     356:1       357 NO_CHECK ARM
LIBOR_1YR             2.2500000000    84   12 SYNC_INT
10.0806360887    2.0000000000               0         0      0
INIT_PERCAP 5.0000000000                            GROUP 3
TEASER
M        22    "7/1"     WL    00    WAC       5.2629032147 (
9298810.79 /      9298810.79 );      9298810.79
0.2535       0.2535           355:0     355:0       355 NO_CHECK ARM
LIBOR_1YR             2.2500000000    85   12 SYNC_INT
10.2629032147    2.0000000000               0         0      0
INIT_PERCAP 5.0000000000                            GROUP 3
TEASER
M        23    "7/1 IO"  WL    00    WAC       5.0000000000 (
400000.00 /       400000.00 );       400000.00
0.2535       0.2535           356:4     356:4       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    81   12 SYNC_INT
10.0000000000    2.0000000000               0         0      0
INIT_PERCAP 5.0000000000 AMORT NONE FOR          84 GROUP 3
TEASER

BOAMS 2003-K GROUP 2


Net WAC                                       4.566%
WA Net Margin                                1.9965%
Average Original Loan Size              $519,184.91
% Super Jumbo (>$1MM)                          3.05%
WA OLTV                                       69.03%
WA FICO                                         733
% IO Loans                                    27.17%
% Prepay Penalty Loans                         0.90%

Loan Purpose breakout %

                           Purchase           45.04%
                     Refi Rate/Term           43.68%
                      Refi Cash-out           11.28%
Documentation breakout

                               Full           36.39%
                                Alt            0.00%
            Rapid, Streamlined, etc           44.76%
                Limit, Reduced, etc           16.85%
               None, No Income, etc            0.00%
                                etc            2.00%
Occupancy breakout

                            Primary           92.79%
                             Second            6.44%
                           Investor            0.77%
Property Type breakout

                             Single           66.29%
                                PUD           22.55%
                              Condo           10.06%
                             2 to 4            1.02%
                              Co-op            0.09%
                                etc            0.00%
State Concentration (top 3)
                                  1 CA
                                  2 FL
                                  3 IL

ZipCode Concentration (top 3)
                                  1           94114
                                  2           94087
                                  3           95123
Sellers and %

                                  1 BofA, NA            100.00%
                                  2
                                  3

Depositor
Originators and %

                                  1 BoAMS               100.00%
                                  2
                                  3

Servicers and %



                                  1 BofA, NA            100.00%
                                  2
                                  3

Special Servicer
Master Servicer
Custodians and %

                                  1 WF Bank MN          100.00%
                                  2
                                  3

Trustee                             WF Bank MN

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ID    GRP  COBAL         OBAL          RATE   PANDI     OTERM  CORTERM  FPDATE     NDDATE     S_MATDATE  OLTV
   1    1    455,371.75    456,000.00   4.25  2,243.25    360      359  11/1/2003  12/1/2003  10/1/2033  74.75
   2    1    389,520.46    390,000.00  4.875  2,063.92    360      359  11/1/2003  11/1/2003  10/1/2033  68.66
   3    1    343,900.00    343,900.00   4.75  1,793.95    360      360  12/1/2003  12/1/2003  11/1/2033     80
   4    1    753,988.54    755,000.00   4.75  3,938.44    360      359  11/1/2003  12/1/2003  10/1/2033     80
   5    1    429,000.00    429,000.00   4.25  2,110.43    360      360  12/1/2003  12/1/2003  11/1/2033  78.14
   6    1    384,293.27    384,800.00    4.5  1,949.73    360      359  11/1/2003  11/1/2003  10/1/2033  69.96
   7    1    422,655.24    423,200.00  4.625  2,175.84    360      359  11/1/2003  11/1/2003  10/1/2033     80
   8    1    471,000.00    471,000.00   4.75  2,456.96    360      360  12/1/2003  12/1/2003  11/1/2033  79.83
   9    1    650,000.00    650,000.00  4.375  3,245.36    360      360  12/1/2003  12/1/2003  11/1/2033  74.71
  10    1    427,700.00    427,700.00   4.25  2,104.03    360      360  12/1/2003  12/1/2003  11/1/2033  78.48
  11    1    394,503.03    395,000.00   4.75  2,060.51    360      359  11/1/2003  11/1/2003  10/1/2033  74.53
  12    1    359,536.59    360,000.00  4.625  1,850.91    360      359  11/1/2003  11/1/2003  10/1/2033     80
  13    1    465,000.00    465,000.00      5  2,496.23    360      360  12/1/2003  12/1/2003  11/1/2033  40.43
  14    1    444,414.00    445,000.00    4.5  2,254.75    360      359  11/1/2003  12/1/2003  10/1/2033  68.99
  15    1    404,000.00    404,000.00  4.875  2,138.01    360      360  12/1/2003  12/1/2003  11/1/2033     80
  16    1    431,431.11    432,000.00    4.5  2,188.89    360      359  11/1/2003  12/1/2003  10/1/2033     80
  17    1    599,173.36    600,000.00   4.25  2,951.64    360      359  11/1/2003  11/1/2003  10/1/2033     48
  18    1    574,171.53    575,000.00      4  2,745.14    360      359  11/1/2003  11/1/2003  10/1/2033  52.27
  19    1    660,000.00    660,000.00  4.625  3,393.33    360      360  12/1/2003  12/1/2003  11/1/2033  73.33
  20    1    338,773.24    339,200.00   4.75  1,769.43    360      359  11/1/2003  12/1/2003  10/1/2033     80
  21    1    480,000.00    480,000.00  4.375  2,396.57    360      360  12/1/2003  12/1/2003  11/1/2033  79.73
  22    1    496,330.53    497,000.00  4.375  2,481.45    360      359  11/1/2003  11/1/2003  10/1/2033  68.55
  23    1    684,138.17    685,000.00   4.75  3,573.29    360      359  11/1/2003  11/1/2003  10/1/2033  79.19
  24    1    805,031.54    806,000.00      5  4,326.79    360      359  11/1/2003  11/1/2003  10/1/2033  73.27
  25    1    650,000.00    650,000.00   4.25  3,197.61    360      360  12/1/2003  12/1/2003  11/1/2033   63.7
  26    1    447,000.00    447,000.00   4.25  2,198.98    360      360  12/1/2003  12/1/2003  11/1/2033  75.76
  27    1    545,000.00    545,000.00   4.75  2,842.98    360      360  12/1/2003  12/1/2003  11/1/2033  49.55
  28    1    436,000.00    436,000.00    4.5  2,209.15    360      360  12/1/2003  12/1/2003  11/1/2033     80
  29    1    610,000.00    610,000.00  4.625  3,136.26    360      360  12/1/2003  12/1/2003  11/1/2033   67.4
  30    1    457,423.77    458,000.00   4.75  2,389.15    360      359  11/1/2003  11/1/2003  10/1/2033  78.97
  31    1    525,000.00    525,000.00  4.375  2,621.25    360      360  12/1/2003  12/1/2003  11/1/2033     75
  32    1    464,000.00    464,000.00   4.25  2,282.61    360      360  12/1/2003  12/1/2003  11/1/2033     80
  33    1    460,000.00    460,000.00  4.375  2,296.72    360      360  12/1/2003  12/1/2003  11/1/2033   73.6
  34    1    399,450.00    399,450.00  4.375  1,994.40    360      360  12/1/2003  12/1/2003  11/1/2033  89.97
  35    1    446,637.36    447,200.00   4.75  2,332.81    360      359  11/1/2003  11/1/2003  10/1/2033     80
  36    1    496,830.06    500,000.00  4.375  2,496.43    360      359  11/1/2003  12/1/2003  10/1/2033  35.71
  37    1    724,148.81    725,000.00  5.125  3,947.54    360      359  11/1/2003  12/1/2003  10/1/2033  74.98
  38    1    615,259.84    616,000.00      5  3,306.83    360      359  11/1/2003  11/1/2003  10/1/2033     80
  39    1    382,500.00    382,500.00   4.75  1,995.31    360      360  12/1/2003  12/1/2003  11/1/2033  79.69
  40    1  1,000,000.00  1,000,000.00    4.5  5,066.86    360      360  12/1/2003  12/1/2003  11/1/2033  57.47
  41    1    397,000.00    397,000.00  4.375  1,982.17    360      360  12/1/2003  12/1/2003  11/1/2033  53.65
  42    1    665,000.00    665,000.00  4.125  3,222.93    360      360  12/1/2003  12/1/2003  11/1/2033     70
  43    1    360,000.00    360,000.00      4  1,718.70    360      360  12/1/2003  12/1/2003  11/1/2033  55.39
  44    1    443,415.31    444,000.00    4.5  2,249.69    360      359  11/1/2003  11/1/2003  10/1/2033     74
  45    1    461,500.00    461,500.00    4.5  2,338.36    360      360  12/1/2003  12/1/2003  11/1/2033     65
  46    1    449,407.41    450,000.00    4.5  2,280.09    360      359  11/1/2003  11/1/2003  10/1/2033  64.29
  47    1    499,356.38    500,000.00  4.625  2,570.70    360      359  11/1/2003  11/1/2003  10/1/2033  41.67
  48    1    530,000.00    530,000.00  4.125  2,568.65    360      360  12/1/2003  12/1/2003  11/1/2033  49.53
  49    1    630,150.02    631,000.00  4.375  3,150.50    360      359  11/1/2003  11/1/2003  10/1/2033   63.1
  50    1    509,281.41    510,000.00  4.125  2,471.72    360      359  11/1/2003  11/1/2003  10/1/2033  67.91
  51    1    524,339.48    525,000.00   4.75  2,738.65    360      359  11/1/2003  11/1/2003  10/1/2033  73.43
  52    1    439,446.42    440,000.00   4.75  2,295.25    360      359  11/1/2003  12/1/2003  10/1/2033     80
  53    1    347,541.73    348,000.00    4.5  1,763.27    360      359  11/1/2003  12/1/2003  10/1/2033     80
  54    1    463,000.00    463,000.00  4.125  2,243.93    360      360  12/1/2003  12/1/2003  11/1/2033  74.68
  55    1    594,830.67    595,580.00   4.75  3,106.83    360      359  11/1/2003  11/1/2003  10/1/2033     80
  56    1    407,498.33    408,000.00  4.875  2,159.17    360      359  11/1/2003  12/1/2003  10/1/2033     80
  57    1    568,267.56    569,000.00  4.625  2,925.46    360      359  11/1/2003  11/1/2003  10/1/2033  61.18
  58    1    533,742.91    534,400.00  4.875  2,828.09    360      359  11/1/2003  11/1/2003  10/1/2033     80
  59    1    535,000.00    535,000.00  4.125  2,592.88    360      360  12/1/2003  12/1/2003  11/1/2033  76.43
  60    1    231,900.00    231,900.00    4.5  1,175.01    360      360  12/1/2003  12/1/2003  11/1/2033  79.97
  61    1    748,989.74    750,000.00  4.375  3,744.64    360      359  11/1/2003  11/1/2003  10/1/2033     75
  62    1    350,000.00    350,000.00   4.75  1,825.77    360      360  12/1/2003  12/1/2003  11/1/2033  78.65
  63    1    399,918.89    400,400.00      5  2,149.44    360      359  11/1/2003  11/1/2003  10/1/2033     80
  64    1    450,000.00    450,000.00  4.875  2,381.44    360      360  12/1/2003  12/1/2003  11/1/2033  69.77

  65    1    558,780.00    558,780.00  3.875  2,627.60    360      360  12/1/2003  12/1/2003  11/1/2033     80
  66    1    364,519.34    365,000.00    4.5  1,849.41    360      359  11/1/2003  11/1/2003  10/1/2033  76.36
  67    1    442,400.00    442,400.00   4.25  2,176.35    360      360  12/1/2003  12/1/2003  11/1/2033     80
  68    1    394,491.54    395,000.00  4.625  2,030.86    360      359  11/1/2003  11/1/2003  10/1/2033   31.6
  69    1    615,132.05    616,000.00  4.125  2,985.45    360      359  11/1/2003  11/1/2003  10/1/2033  79.95
  70    1    450,000.00    450,000.00   4.25  2,213.73    360      360  12/1/2003  12/1/2003  11/1/2033  64.64
  71    1    532,000.00    532,000.00  4.375  2,656.20    360      360  12/1/2003  12/1/2003  11/1/2033  78.58
  72    1    499,218.75    500,000.00  4.125  2,423.25    360      359  11/1/2003  12/1/2003  10/1/2033  76.92
  73    1    619,219.95    620,000.00   4.75  3,234.22    360      359  11/1/2003  11/1/2003  10/1/2033     80
  74    1    503,336.30    504,000.00    4.5  2,553.70    360      359  11/1/2003  12/1/2003  10/1/2033     80
  75    1    363,000.00    363,000.00  4.625  1,866.33    360      360  12/1/2003  12/1/2003  11/1/2033  79.78
  76    1    585,428.06    586,200.00    4.5  2,970.19    360      359  11/1/2003  11/1/2003  10/1/2033  77.13
  77    1    391,495.40    392,000.00  4.625  2,015.43    360      359  11/1/2003  11/1/2003  10/1/2033     80
  78    1    679,996.74    681,000.00  3.875  3,202.32    360      359  11/1/2003  11/1/2003  10/1/2033  76.52
  79    1    981,734.65    983,000.00  4.625  5,054.00    360      359  11/1/2003  11/1/2003  10/1/2033  64.46
  80    1    880,000.00    880,000.00  4.625  4,524.43    360      360  12/1/2003  12/1/2003  11/1/2033  74.58
  81    1    495,346.84    496,000.00    4.5  2,513.16    360      359  11/1/2003  12/1/2003  10/1/2033     80
  82    1    412,000.00    412,000.00  4.125  1,996.76    360      360  12/1/2003  12/1/2003  11/1/2033     80
  83    1    351,500.00    351,500.00    4.5  1,781.00    360      360  12/1/2003  12/1/2003  11/1/2033  79.52
  84    1    359,900.00    359,900.00    4.5  1,823.57    360      360  12/1/2003  12/1/2003  11/1/2033     80
  85    1    499,279.59    500,000.00      4  2,387.08    360      359  11/1/2003  11/1/2003  10/1/2033  63.29
  86    1    336,400.00    336,400.00  4.875  1,780.26    360      360  12/1/2003  12/1/2003  11/1/2033     80
  87    1    517,500.00    517,500.00  4.625  2,660.68    360      360  12/1/2003  12/1/2003  11/1/2033  79.62
  88    1    399,508.16    400,000.00  4.875  2,116.84    360      359  11/1/2003  11/1/2003  10/1/2033  47.34
  89    1    348,000.00    348,000.00  4.375  1,737.52    360      360  12/1/2003  12/1/2003  11/1/2033     80
  90    1    348,000.00    348,000.00   4.25  1,711.96    360      360  12/1/2003  12/1/2003  11/1/2033     80
  91    1    527,304.70    528,000.00    4.5  2,675.30    360      359  11/1/2003  12/1/2003  10/1/2033     80
  92    1    659,090.69    660,000.00   4.25  3,246.81    360      359  11/1/2003  11/1/2003  10/1/2033     80
  93    1    447,410.04    448,000.00    4.5  2,269.96    360      359  11/1/2003  12/1/2003  10/1/2033     80
  94    1    427,623.21    428,200.00  4.375  2,137.94    360      359  11/1/2003  12/1/2003  10/1/2033  79.99
  95    1    406,975.45    407,500.00  4.625  2,095.12    360      359  11/1/2003  11/1/2003  10/1/2033   79.9
  96    1    387,077.00    387,077.00  5.125  2,107.59    360      360  12/1/2003  12/1/2003  11/1/2033     95
  97    1    371,521.15    372,000.00  4.625  1,912.60    360      359  11/1/2003  12/1/2003  10/1/2033     80
  98    1    561,689.53    562,500.00      4  2,685.47    360      359  11/1/2003  11/1/2003  10/1/2033  72.12
  99    1    669,397.09    670,300.00  4.375  3,346.71    360      359  11/1/2003  11/1/2003  10/1/2033  63.24
 100    1    363,000.00    363,000.00    4.5  1,839.27    360      360  12/1/2003  12/1/2003  11/1/2033     66
 101    1    887,747.40    889,000.00  4.125  4,308.54    360      359  11/1/2003  11/1/2003  10/1/2033     70
 102    1    363,768.05    364,564.00      4  1,740.49    360      360  12/1/2003  12/1/2003  11/1/2033  75.17
 103    1    411,457.45    412,000.00    4.5  2,087.55    360      359  11/1/2003  11/1/2003  10/1/2033     80
 104    1    540,000.00    540,000.00   4.25  2,656.48    360      360  12/1/2003  12/1/2003  11/1/2033     80
 105    1    500,000.00    500,000.00    4.5  2,533.43    360      360  12/1/2003  12/1/2003  11/1/2033  60.24
 106    1    463,999.00    463,999.00    4.5  2,351.02    360      360  12/1/2003  12/1/2003  11/1/2033     80
 107    1    800,000.00    800,000.00      4  3,819.33    360      360  12/1/2003  12/1/2003  11/1/2033  44.44
 108    1    449,779.47    450,400.00   4.25  2,215.70    360      359  11/1/2003  11/1/2003  10/1/2033     80
 109    1    339,000.00    339,000.00  4.625  1,742.94    360      360  12/1/2003  12/1/2003  11/1/2033  79.76
 110    1    528,000.00    528,000.00  4.625  2,714.66    360      360  12/1/2003  12/1/2003  11/1/2033     80
 111    1    405,852.57    406,400.00  4.375  2,029.10    360      359  11/1/2003  12/1/2003  10/1/2033  79.89
 112    1    440,000.00    440,000.00      5  2,362.02    360      360  12/1/2003  12/1/2003  11/1/2033     80
 113    1    600,000.00    600,000.00    4.5  3,040.12    360      360  12/1/2003  12/1/2003  11/1/2033  78.82
 114    1    383,505.70    384,000.00  4.625  1,974.30    360      359  11/1/2003  11/1/2003  10/1/2033     80
 115    1    988,636.04    990,000.00   4.25  4,870.21    360      359  11/1/2003  12/1/2003  10/1/2033  65.61
 116    1    641,000.00    641,000.00    4.5  3,247.86    360      360  12/1/2003  12/1/2003  11/1/2033  42.73
 117    1    647,184.72    648,000.00   4.75  3,380.28    360      359  11/1/2003  11/1/2003  10/1/2033     80
 118    1    366,348.99    366,800.00  4.875  1,941.14    360      359  11/1/2003  12/1/2003  10/1/2033     80
 119    1    405,640.37    406,200.00   4.25  1,998.26    360      359  11/1/2003  12/1/2003  10/1/2033  79.98
 120    1    418,261.98    419,500.00  3.875  1,972.65    360      358  10/1/2003  12/1/2003   9/1/2033  52.05
 121    1    367,337.26    367,800.00   4.75  1,918.62    360      359  11/1/2003  11/1/2003  10/1/2033  61.82
 122    1    448,000.00    448,000.00  4.375  2,236.80    360      360  12/1/2003  12/1/2003  11/1/2033     80
 123    1    502,241.34    502,950.00  4.125  2,437.55    360      359  11/1/2003  11/1/2003  10/1/2033     70
 124    1    548,800.00    548,800.00    4.5  2,780.69    360      360  12/1/2003  12/1/2003  11/1/2033     80
 125    1    484,000.00    484,000.00  4.875  2,561.37    360      360  12/1/2003  12/1/2003  11/1/2033     80
 126    1    392,000.00    392,000.00  4.875  2,074.50    360      360  12/1/2003  12/1/2003  11/1/2033  76.86
 127    1    478,789.79    480,000.00   4.75  2,503.91    360      358  10/1/2003  12/1/2003   9/1/2033     75
 128    1    394,455.79    395,000.00   4.25  1,943.17    360      359  11/1/2003  11/1/2003  10/1/2033  56.43
 129    1    424,465.28    425,000.00   4.75  2,217.01    360      359  11/1/2003  11/1/2003  10/1/2033  69.44

 130    1    684,742.23    688,000.00    3.5  3,089.43    360      357   9/1/2003  11/1/2003   8/1/2033     80
 131    1    550,000.00    550,000.00    4.5  2,786.77    360      360  12/1/2003  12/1/2003  11/1/2033     63
 132    1     57,604.16    368,100.00  4.375  1,837.87    360      359  11/1/2003  12/1/2003  10/1/2033     90
 133    1    531,267.04    532,000.00   4.25  2,617.13    360      359  11/1/2003  12/1/2003  10/1/2033     80
 134    1    499,356.38    500,000.00  4.625  2,570.70    360      359  11/1/2003  12/1/2003  10/1/2033  73.53
 135    1    607,181.01    608,000.00  4.375  3,035.66    360      359  11/1/2003  11/1/2003  10/1/2033  55.27
 136    1    605,621.42    606,367.00  4.875  3,208.95    360      359  11/1/2003  11/1/2003  10/1/2033  63.16
 137    1    547,278.36    548,000.00    4.5  2,776.64    360      359  11/1/2003  12/1/2003  10/1/2033  79.31
 138    1    504,879.00    505,560.00  4.375  2,524.19    360      359  11/1/2003  11/1/2003  10/1/2033  70.22
 139    1    450,000.00    450,000.00    4.5  2,280.09    360      360  12/1/2003  12/1/2003  11/1/2033  51.03
 140    1    395,000.00    395,000.00      4  1,885.80    360      360  12/1/2003  12/1/2003  11/1/2033   79.8
 141    1    519,360.61    520,000.00  4.875  2,751.89    360      359  11/1/2003  11/1/2003  10/1/2033     80
 142    1    368,036.37    368,500.00   4.75  1,922.28    360      359  11/1/2003  11/1/2003  10/1/2033  77.58
 143    1    400,000.00    400,000.00  4.875  2,116.84    360      360  12/1/2003  12/1/2003  11/1/2033  78.43
 144    1    376,503.54    377,000.00    4.5  1,910.21    360      359  11/1/2003  12/1/2003  10/1/2033  76.16
 145    1    410,000.00    410,000.00    4.5  2,077.41    360      360  12/1/2003  12/1/2003  11/1/2033     80
 146    1    346,500.00    346,500.00  4.875  1,833.71    360      360  12/1/2003  12/1/2003  11/1/2033  58.93
 147    1    387,000.00    387,000.00   4.25  1,903.81    360      360  12/1/2003  12/1/2003  11/1/2033   67.3
 148    1    426,362.89    426,900.00   4.75  2,226.92    360      359  11/1/2003  11/1/2003  10/1/2033   66.7
 149    1    410,762.54    411,280.00   4.75  2,145.44    360      359  11/1/2003  11/1/2003  10/1/2033     80
 150    1    823,888.70    825,000.00  4.375  4,119.11    360      359  11/1/2003  11/1/2003  10/1/2033     75
 151    1    643,132.52    644,000.00  4.375  3,215.40    360      359  11/1/2003  11/1/2003  10/1/2033  49.16
 152    1    624,894.37    625,858.00  3.625  2,854.24    360      359  11/1/2003  11/1/2003  10/1/2033     80
 153    1    569,214.69    570,000.00   4.25  2,804.06    360      359  11/1/2003  11/1/2003  10/1/2033  74.03
 154    1    428,000.00    428,000.00   4.25  2,105.51    360      360  12/1/2003  12/1/2003  11/1/2033     80
 155    1    599,245.11    600,000.00   4.75  3,129.89    360      359  11/1/2003  12/1/2003  10/1/2033     80
 156    1    599,245.11    600,000.00   4.75  3,129.89    360      359  11/1/2003  11/1/2003  10/1/2033     80
 157    1    490,000.00    490,000.00    4.5  2,482.76    360      360  12/1/2003  12/1/2003  11/1/2033  44.55
 158    1    346,000.00    346,000.00  4.125  1,676.89    360      360  12/1/2003  12/1/2003  11/1/2033     80
 159    1    700,965.81    702,000.00  3.875  3,301.07    360      359  11/1/2003  11/1/2003  10/1/2033  61.04
 160    1    424,000.00    424,000.00   3.75  1,963.62    360      360  12/1/2003  12/1/2003  11/1/2033     80
 161    1    791,700.00    791,700.00  5.625  4,557.48    360      360  12/1/2003  12/1/2003  11/1/2033  79.99
 162    1    425,451.64    426,000.00  4.625  2,190.24    360      359  11/1/2003  11/1/2003  10/1/2033  78.89
 163    1    426,700.00    426,700.00  4.125  2,068.01    360      360  12/1/2003  12/1/2003  11/1/2033     80
 164    1    767,056.00    767,056.00   4.75  4,001.33    360      360  12/1/2003  12/1/2003  11/1/2033  56.69
 165    1    449,380.02    450,000.00   4.25  2,213.73    360      359  11/1/2003  12/1/2003  10/1/2033  60.81
 166    1    477,798.10    478,400.00   4.75  2,495.57    360      359  11/1/2003  11/1/2003  10/1/2033     80
 167    1    492,000.00    492,000.00    4.5  2,492.90    360      360  12/1/2003  12/1/2003  11/1/2033  72.89
 168    1    489,339.96    490,000.00  4.375  2,446.50    360      359  11/1/2003  12/1/2003  10/1/2033  64.47
 169    1    515,200.00    515,200.00  4.875  2,726.49    360      360  12/1/2003  12/1/2003  11/1/2033     80
 170    1    382,500.00    382,500.00  4.375  1,909.77    360      360  12/1/2003  12/1/2003  11/1/2033     75
 171    1    480,000.00    480,000.00   5.25  2,650.58    360      360  12/1/2003  12/1/2003  11/1/2033     80
 172    1    407,474.81    408,000.00  4.625  2,097.69    360      359  11/1/2003  11/1/2003  10/1/2033     80
 173    1    647,684.09    648,500.00   4.75  3,382.89    360      359  11/1/2003  11/1/2003  10/1/2033  73.03
 174    1    436,450.19    437,000.00   4.75  2,279.60    360      359  11/1/2003  11/1/2003  10/1/2033  74.96
 175    1    539,304.89    540,000.00  4.625  2,776.36    360      359  11/1/2003  11/1/2003  10/1/2033  77.15
 176    1    916,291.79    917,500.00    4.5  4,648.84    360      359  11/1/2003  11/1/2003  10/1/2033   74.9
 177    1    532,797.46    533,500.00    4.5  2,703.17    360      359  11/1/2003  11/1/2003  10/1/2033     80
 178    1    470,000.00    470,000.00   4.75  2,451.75    360      360  12/1/2003  12/1/2003  11/1/2033  69.89
 179    1    394,503.03    395,000.00   4.75  2,060.51    360      359  11/1/2003  11/1/2003  10/1/2033  65.83
 180    1    403,568.00    403,568.00   4.25  1,985.32    360      360  12/1/2003  12/1/2003  11/1/2033     80
 181    1    499,356.38    500,000.00  4.625  2,570.70    360      359  11/1/2003  11/1/2003  10/1/2033     50
 182    1    425,600.00    425,600.00  4.625  2,188.18    360      360  12/1/2003  12/1/2003  11/1/2033     80
 183    1    360,000.00    360,000.00  4.875  1,905.15    360      360  12/1/2003  12/1/2003  11/1/2033     80
 184    1    462,390.29    463,000.00    4.5  2,345.96    360      359  11/1/2003  11/1/2003  10/1/2033   89.9
 185    1    776,676.44    800,000.00  4.375  3,994.29    360      357   9/1/2003  11/1/2003   8/1/2033  46.38
 186    1    650,000.00    650,000.00    4.5  3,293.46    360      360  12/1/2003  12/1/2003  11/1/2033  50.64
 187    1    423,466.54    424,000.00   4.75  2,211.79    360      359  11/1/2003  11/1/2003  10/1/2033     80
 188    1    491,443.91    492,063.00   4.75  2,566.84    360      359  11/1/2003  11/1/2003  10/1/2033  79.37
 189    1    366,494.37    367,000.00   4.25  1,805.42    360      359  11/1/2003  11/1/2003  10/1/2033  78.92
 190    1    373,119.09    373,600.00  4.625  1,920.83    360      359  11/1/2003  11/1/2003  10/1/2033     80
 191    1    365,959.75    366,400.00      5  1,966.92    360      359  11/1/2003  11/1/2003  10/1/2033     80
 192    1    750,000.00    750,000.00   4.75  3,912.36    360      360  12/1/2003  12/1/2003  11/1/2033  63.83
 193    1    641,395.00    641,395.00   4.25  3,155.28    360      360  12/1/2003  12/1/2003  11/1/2033   79.9
 194    1    439,337.29    440,000.00   3.75  2,037.71    360      359  11/1/2003  11/1/2003  10/1/2033     55

 195    1    384,700.00    384,700.00      4  1,836.62    360      360  12/1/2003  12/1/2003  11/1/2033  64.98
 196    1    332,141.76    332,600.00   4.25  1,636.20    360      359  11/1/2003  11/1/2003  10/1/2033  79.99
 197    1    419,000.00    419,000.00   4.25  2,061.23    360      360  12/1/2003  12/1/2003  11/1/2033  79.06
 198    1    386,636.58    387,170.00   4.25  1,904.65    360      359  11/1/2003  11/1/2003  10/1/2033     80
 199    1    510,449.11    511,960.00  3.875  2,407.43    360      358  10/1/2003  11/1/2003   9/1/2033     80
 200    1    999,028.06  1,000,000.00  6.125  6,076.11    360      359  11/1/2003  11/1/2003  10/1/2033  74.07
 201    1    511,245.87    511,920.00    4.5  2,593.83    360      359  11/1/2003  12/1/2003  10/1/2033     80
 202    1    349,149.98    349,600.00  4.625  1,797.44    360      359  11/1/2003  11/1/2003  10/1/2033     80
 203    1    480,000.00    480,000.00  4.625  2,467.87    360      360  12/1/2003  12/1/2003  11/1/2033  59.63
 204    1    502,014.94    503,920.00  4.875  3,952.24    180      179  11/1/2003  12/1/2003  10/1/2018     80
 205    1    559,295.44    560,000.00   4.75  2,921.23    360      359  11/1/2003  11/1/2003  10/1/2033     80
 206    1    438,838.99    440,000.00    4.5  2,229.42    360      358  10/1/2003  11/1/2003   9/1/2033     80
 207    1    542,750.00    542,750.00  4.875  2,872.28    360      360  12/1/2003  12/1/2003  11/1/2033     65
 208    1    511,355.83    512,000.00   4.75  2,670.84    360      359  11/1/2003  11/1/2003  10/1/2033     80
 209    1    387,544.47    388,000.00  5.125  2,112.61    360      359  11/1/2003  12/1/2003  10/1/2033     80
 210    1    649,102.08    650,000.00   4.25  3,197.61    360      359  11/1/2003  12/1/2003  10/1/2033  43.77
 211    1    480,000.00    480,000.00      5  2,576.75    360      360  12/1/2003  12/1/2003  11/1/2033  76.43
 212    1    607,252.41    608,000.00  4.875  3,217.59    360      359  11/1/2003  12/1/2003  10/1/2033  77.95
 213    1    618,559.00    618,559.00   5.25  3,415.71    360      360  12/1/2003  12/1/2003  11/1/2033     75
 214    1    551,209.55    551,920.00  4.625  2,837.64    360      359  11/1/2003  11/1/2003  10/1/2033     80
 215    1    437,423.21    438,000.00    4.5  2,219.29    360      359  11/1/2003  11/1/2003  10/1/2033  79.64
 216    1    445,200.00    445,200.00   4.75  2,322.38    360      360  12/1/2003  12/1/2003  11/1/2033  89.99
 217    1    450,856.98    551,600.00  4.375  2,754.06    360      359  11/1/2003  12/1/2003  10/1/2033     80
 218    1    403,417.91    404,000.00      4  1,928.76    360      359  11/1/2003  12/1/2003  10/1/2033     80
 219    1    503,275.62    504,000.00   4.25  2,479.38    360      359  11/1/2003  12/1/2003  10/1/2033     80
 220    1    377,000.00    377,000.00  4.625  1,938.31    360      360  12/1/2003  12/1/2003  11/1/2033  58.72
 221    1    800,000.00    800,000.00  4.875  4,233.67    360      360  12/1/2003  12/1/2003  11/1/2033     50
 222    1    906,331.84    907,500.00  4.625  4,665.82    360      359  11/1/2003  11/1/2003  10/1/2033     75
 223    1    408,214.28    409,000.00  5.125  2,226.96    360      359  11/1/2003  11/1/2003  10/1/2033  54.53
 224    1    374,694.60    375,200.00  4.375  1,873.32    360      359  11/1/2003  11/1/2003  10/1/2033     80
 225    1    339,572.22    340,000.00   4.75  1,773.61    360      359  11/1/2003  11/1/2003  10/1/2033     80
 226    1    423,332.72    424,000.00    3.5  1,903.95    360      359  11/1/2003  11/1/2003  10/1/2033     80
 227    1    444,386.90    445,000.00   4.25  2,189.14    360      359  11/1/2003  11/1/2003  10/1/2033  65.93
 228    1    322,611.89    323,000.00      5  1,733.94    360      359  11/1/2003  11/1/2003  10/1/2033  52.57
 229    1    527,304.70    528,000.00    4.5  2,675.30    360      359  11/1/2003  11/1/2003  10/1/2033     80
 230    1    890,000.00    890,000.00    4.5  4,509.50    360      360  12/1/2003  12/1/2003  11/1/2033  65.93
 231    1    399,448.91    400,000.00   4.25  1,967.76    360      359  11/1/2003  11/1/2003  10/1/2033  64.62
 232    1    469,880.42    470,500.00    4.5  2,383.96    360      359  11/1/2003  11/1/2003  10/1/2033  63.58
 233    1    353,290.62    354,000.00  4.375  1,767.47    360      359  11/1/2003  12/1/2003  10/1/2033  76.96
 234    1    596,000.00    596,000.00  4.625  3,064.28    360      360  12/1/2003  12/1/2003  11/1/2033     80
 235    1    372,000.00    372,000.00  3.875  1,749.29    360      360  12/1/2003  12/1/2003  11/1/2033     80
 236    1    372,530.71    373,000.00   4.75  1,945.75    360      359  11/1/2003  11/1/2003  10/1/2033   74.6
 237    1    674,111.12    675,000.00    4.5  3,420.13    360      359  11/1/2003  11/1/2003  10/1/2033  73.69
 238    1    500,000.00    500,000.00  3.875  2,351.19    360      360  12/1/2003  12/1/2003  11/1/2033  70.92
 239    1    495,316.64    496,000.00   4.25  2,440.03    360      359  11/1/2003  12/1/2003  10/1/2033     80
 240    1    514,500.00    514,500.00   4.25  2,531.04    360      360  12/1/2003  12/1/2003  11/1/2033     70
 241    1    525,541.69    526,300.00      4  2,512.64    360      359  11/1/2003  11/1/2003  10/1/2033   56.9
 242    1    396,477.20    397,000.00    4.5  2,011.55    360      359  11/1/2003  11/1/2003  10/1/2033  67.29
 243    1    850,000.00    850,000.00      4  4,058.04    360      360  12/1/2003  12/1/2003  11/1/2033     68
 244    1    379,200.00    379,200.00  4.625  1,949.62    360      360  12/1/2003  12/1/2003  11/1/2033     80
 245    1    420,000.00    425,000.00  4.625  2,185.10    360      360  12/1/2003  12/1/2003  11/1/2033  79.44
 246    1    633,000.00    633,000.00  4.875  3,349.89    360      360  12/1/2003  12/1/2003  11/1/2033  63.62
 247    1    719,114.70    720,000.00  4.875  3,810.30    360      359  11/1/2003  12/1/2003  10/1/2033     80
 248    1    391,506.81    392,000.00   4.75  2,044.86    360      359  11/1/2003  11/1/2003  10/1/2033  71.93
 249    1    847,107.39    848,250.00  4.375  4,235.19    360      359  11/1/2003  11/1/2003  10/1/2033  72.19
 250    1    442,642.78    445,000.00    4.5  2,254.75    360      356   8/1/2003  11/1/2003   7/1/2033   71.2
 251    1    327,173.01    328,000.00   4.75  1,711.01    360      358  10/1/2003  11/1/2003   9/1/2033     80
 252    1    729,081.55    730,000.00   4.75  3,808.03    360      359  11/1/2003  11/1/2003  10/1/2033     80
 253    1    499,311.13    500,000.00   4.25  2,459.70    360      359  11/1/2003  12/1/2003  10/1/2033  23.53
 254    1    998,591.00  1,000,000.00  4.125  4,846.50    360      359  11/1/2003  11/1/2003  10/1/2033  54.79
 255    1    493,888.13    494,585.00  4.125  2,397.01    360      359  11/1/2003  11/1/2003  10/1/2033  79.13
 256    1    589,149.91    590,000.00      4  2,816.76    360      359  11/1/2003  11/1/2003  10/1/2033  65.56
 257    1    499,295.50    500,000.00  4.125  2,423.25    360      359  11/1/2003  11/1/2003  10/1/2033  70.42
 258    1    355,540.99    356,054.00      4  1,699.86    360      359  11/1/2003  11/1/2003  10/1/2033   82.8
 259    1    659,049.05    660,000.00      4  3,150.95    360      359  11/1/2003  11/1/2003  10/1/2033     80

 260    1    413,442.32    414,000.00  4.375  2,067.05    360      359  11/1/2003  12/1/2003  10/1/2033  73.27
 261    1    404,902.61    405,500.00  3.875  1,906.82    360      359  11/1/2003  11/1/2003  10/1/2033  62.38
 262    1    386,721.92    387,305.00   3.75  1,793.68    360      359  11/1/2003  12/1/2003  10/1/2033  79.86
 263    1    473,000.00    473,000.00  3.875  2,224.23    360      360  12/1/2003  12/1/2003  11/1/2033  63.92
 264    1    418,261.98    419,500.00  3.875  1,972.65    360      358  10/1/2003  11/1/2003   9/1/2033  63.85
 265    1    571,865.27    572,709.00  3.875  2,693.10    360      359  11/1/2003  11/1/2003  10/1/2033  60.29
 266    1    539,703.73    540,500.00  3.875  2,541.64    360      359  11/1/2003  11/1/2003  10/1/2033  49.14
 267    1    500,609.34    501,300.00   4.25  2,466.10    360      359  11/1/2003  11/1/2003  10/1/2033  75.95
 268    1    364,861.69    365,400.00  3.875  1,718.25    360      359  11/1/2003  11/1/2003  10/1/2033  76.93
 269    1    596,370.12    597,250.00  3.875  2,808.50    360      359  11/1/2003  11/1/2003  10/1/2033  42.66
 270    1    361,000.00    361,000.00      4  1,723.47    360      360  12/1/2003  12/1/2003  11/1/2033  69.42
 271    1    486,050.48    486,800.00  3.625  2,220.06    360      359  11/1/2003  11/1/2003  10/1/2033  66.68
 272    1    449,337.06    450,000.00  3.875  2,116.07    360      359  11/1/2003  11/1/2003  10/1/2033  56.82
 273    1    641,104.13    642,050.00  3.875  3,019.16    360      359  11/1/2003  11/1/2003  10/1/2033  64.85
 274    1    374,471.62    375,000.00  4.125  1,817.44    360      359  11/1/2003  11/1/2003  10/1/2033  71.43
 275    1    535,943.79    536,700.00  4.125  2,601.12    360      359  11/1/2003  11/1/2003  10/1/2033  59.97
 276    1    325,541.41    326,250.00   4.75  1,701.88    360      359  11/1/2003  12/1/2003  10/1/2033     75
 277    1    363,946.44    365,000.00      4  1,742.57    360      358  10/1/2003  11/1/2003   9/1/2033  54.07
 278    1    550,206.11    551,000.00      4  2,630.56    360      359  11/1/2003  12/1/2003  10/1/2033  63.33
 279    1    507,767.34    508,500.00      4  2,427.66    360      359  11/1/2003  11/1/2003  10/1/2033  63.96
 280    1    502,921.63    503,600.00  4.375  2,514.41    360      359  11/1/2003  12/1/2003  10/1/2033  55.96
 281    1    479,308.40    480,000.00      4  2,291.60    360      359  11/1/2003  11/1/2003  10/1/2033  74.77
 282    1    596,609.15    597,470.00      4  2,852.42    360      359  11/1/2003  11/1/2003  10/1/2033  57.73
 283    1    325,250.00    325,250.00  4.125  1,576.33    360      360  12/1/2003  12/1/2003  11/1/2033  51.96
 284    1    524,548.05    526,000.00   4.25  2,587.61    360      358  10/1/2003  11/1/2003   9/1/2033     80
 285    1    736,956.68    739,000.00  3.875  4,429.67    240      239  11/1/2003  11/1/2003  10/1/2023  30.79
 286    1    335,586.86    336,000.00  4.875  1,778.14    360      359  11/1/2003  11/1/2003  10/1/2033   78.5
 287    1    399,530.38    400,000.00  5.125  2,177.95    360      359  11/1/2003  11/1/2003  10/1/2033     80
 288    1    395,986.85    396,509.00    4.5  2,009.06    360      359  11/1/2003  11/1/2003  10/1/2033  58.74
 289    1    470,607.16    471,200.00   4.75  2,458.01    360      359  11/1/2003  11/1/2003  10/1/2033     80
 290    1    416,000.00    416,000.00  4.625  2,138.83    360      360  12/1/2003  12/1/2003  11/1/2033  62.56
 291    1    499,326.49    500,000.00  4.375  2,496.43    360      359  11/1/2003  11/1/2003  10/1/2033  75.19
 292    1    380,520.65    381,000.00   4.75  1,987.48    360      359  11/1/2003  11/1/2003  10/1/2033  77.76
 293    1    799,016.33    800,000.00  4.875  4,233.67    360      359  11/1/2003  12/1/2003  10/1/2033  77.67
 294    1    464,000.00    464,000.00      5  2,490.86    360      360  12/1/2003  12/1/2003  11/1/2033     80
 295    1    499,900.00    499,900.00    4.5  2,532.92    360      360  12/1/2003  12/1/2003  11/1/2033  66.66
 296    1    418,512.78    419,040.00   4.75  2,185.92    360      359  11/1/2003  11/1/2003  10/1/2033     80
 297    1    456,000.00    456,000.00   4.75  2,378.72    360      360  12/1/2003  12/1/2003  11/1/2033     80
 298    2    520,000.00    520,000.00    4.5  2,634.77    360      360  12/1/2003  12/1/2003  11/1/2033     80
 299    2    394,536.25    395,000.00  5.125  2,150.73    360      359  11/1/2003  11/1/2003  10/1/2033  41.15
 300    2    535,355.96    536,000.00      5  2,877.37    360      359  11/1/2003  11/1/2003  10/1/2033  63.06
 301    2    524,300.00    524,300.00      4  1,747.67    360      359  11/1/2003  11/1/2003  10/1/2033  55.19
 302    2    540,000.00    540,000.00  4.625  2,776.36    360      360  12/1/2003  12/1/2003  11/1/2033     75
 303    2    527,665.00    527,665.00   4.75  2,088.67    360      359  11/1/2003  11/1/2003  10/1/2033  60.65
 304    2    442,954.68    443,500.00  4.875  2,347.04    360      359  11/1/2003  11/1/2003  10/1/2033  62.73
 305    2    399,473.25    400,000.00    4.5  2,026.75    360      359  11/1/2003  11/1/2003  10/1/2033     80
 306    2    599,279.07    600,000.00      5  3,220.93    360      359  11/1/2003  11/1/2003  10/1/2033  70.59
 307    2    430,517.04    431,000.00  5.375  2,413.48    360      359  11/1/2003  11/1/2003  10/1/2033  73.05
 308    2    476,000.00    476,000.00      5  2,555.28    360      360  12/1/2003  12/1/2003  11/1/2033  76.16
 309    2    796,875.62    798,000.00  4.125  3,867.51    360      359  11/1/2003  11/1/2003  10/1/2033  64.35
 310    2    376,650.00    376,650.00  5.125  1,608.61    360      360  12/1/2003  12/1/2003  11/1/2033  60.26
 311    2    508,000.00    508,000.00  4.375  2,536.37    360      360  12/1/2003  12/1/2003  11/1/2033     80
 312    2    382,000.00    382,000.00  5.375  2,139.09    360      360  12/1/2003  12/1/2003  11/1/2033  36.38
 313    2    491,448.69    492,000.00  5.375  2,755.06    360      359  11/1/2003  12/1/2003  10/1/2033     80
 314    2    540,000.00    540,000.00      5  2,898.84    360      360  12/1/2003  12/1/2003  11/1/2033     80
 315    2    427,500.00    427,500.00  5.875  2,092.97    360      360  12/1/2003  12/1/2003  11/1/2033     95
 316    2    477,000.00    477,000.00  4.875  2,524.33    360      360  12/1/2003  12/1/2003  11/1/2033   79.5
 317    2  1,000,000.00  1,000,000.00   5.25  5,522.04    360      360  12/1/2003  12/1/2003  11/1/2033  58.82
 318    2    363,520.66    364,000.00    4.5  1,844.34    360      359  11/1/2003  11/1/2003  10/1/2033     80
 319    2    339,572.22    340,000.00   4.75  1,773.61    360      359  11/1/2003  11/1/2003  10/1/2033     80
 320    2    432,000.00    432,000.00  4.375  2,156.92    360      360  12/1/2003  12/1/2003  11/1/2033  45.71
 321    2    521,506.83    524,300.00  4.375  2,617.76    360      359  11/1/2003  12/1/2003  10/1/2033  47.66
 322    2    577,600.00    577,600.00  4.875  3,056.71    360      360  12/1/2003  12/1/2003  11/1/2033     80
 323    2    367,557.82    368,000.00      5  1,975.51    360      359  11/1/2003  11/1/2003  10/1/2033     80
 324    2    903,362.01    904,500.00   4.75  4,718.30    360      359  11/1/2003  11/1/2003  10/1/2033     67

 325    2    800,000.00    800,000.00  4.625  3,083.33    360      359  11/1/2003  11/1/2003  10/1/2033     75
 326    2    441,943.27    442,500.00   4.75  2,308.29    360      359  11/1/2003  12/1/2003  10/1/2033  76.96
 327    2    680,000.00    680,000.00  4.125  3,295.62    360      360  12/1/2003  12/1/2003  11/1/2033     80
 328    2    372,000.00    372,000.00    5.5  1,705.00    360      359  11/1/2003  11/1/2003  10/1/2033     80
 329    2    447,325.24    448,000.00   3.75  2,074.76    360      359  11/1/2003  11/1/2003  10/1/2033     80
 330    2    341,589.07    342,000.00      5  1,835.93    360      359  11/1/2003  11/1/2003  10/1/2033  78.62
 331    2    501,837.03    502,400.00  5.375  2,813.30    360      359  11/1/2003  11/1/2003  10/1/2033     80
 332    2    860,000.00    860,000.00    4.5  4,357.50    360      360  12/1/2003  12/1/2003  11/1/2033  59.31
 333    2    336,000.00    336,000.00  4.875  1,778.14    360      360  12/1/2003  12/1/2003  11/1/2033     80
 334    2    389,497.98    390,000.00  4.625  2,005.15    360      359  11/1/2003  11/1/2003  10/1/2033  72.49
 335    2    418,916.64    420,000.00  4.625  2,159.39    360      358  10/1/2003  11/1/2003   9/1/2033  70.59
 336    2    350,135.06    351,000.00  4.875  1,857.53    360      358  10/1/2003  11/1/2003   9/1/2033  36.95
 337    2    508,000.00    508,000.00   5.25  2,222.50    360      359  11/1/2003  11/1/2003  10/1/2033     80
 338    2    383,089.87    383,200.00    3.5  1,117.67    360      359  11/1/2003  12/1/2003  10/1/2033  93.46
 339    2    559,415.32    560,000.00   5.75  3,268.01    360      359  11/1/2003  11/1/2003  10/1/2033  55.45
 340    2    464,478.94    465,000.00  5.375  2,603.87    360      359  11/1/2003  12/1/2003  10/1/2033  73.81
 341    2    436,000.00    436,000.00  5.125  1,862.08    360      359  11/1/2003  11/1/2003  10/1/2033     80
 342    2  1,000,000.00  1,000,000.00  4.875  4,062.50    360      359  11/1/2003  11/1/2003  10/1/2033  65.91
 343    2    670,000.00    670,000.00    4.5  2,512.50    360      359  11/1/2003  12/1/2003  10/1/2033  60.91
 344    2    500,000.00    500,000.00  5.375  2,239.58    360      359  11/1/2003  11/1/2003  10/1/2033  75.87
 345    2    335,000.00    335,000.00   5.75  1,605.21    360      359  11/1/2003  11/1/2003  10/1/2033  57.76
 346    2    486,000.00    486,000.00   4.75  2,535.21    360      360  12/1/2003  12/1/2003  11/1/2033  69.93
 347    2    496,000.00    496,000.00   4.75  2,587.38    360      360  12/1/2003  12/1/2003  11/1/2033     80
 348    2    679,200.00    679,200.00    4.5  3,441.41    360      360  12/1/2003  12/1/2003  11/1/2033     80
 349    2    497,901.02    498,500.00      5  2,676.06    360      359  11/1/2003  11/1/2003  10/1/2033  58.65
 350    2    406,887.43    407,400.00   4.75  2,125.20    360      359  11/1/2003  11/1/2003  10/1/2033  39.75
 351    2    825,000.00    825,000.00    4.5  3,093.75    360      359  11/1/2003  11/1/2003  10/1/2033     75
 352    2  1,250,000.00  1,250,000.00      5  6,710.27    360      360  12/1/2003  12/1/2003  11/1/2033  69.44
 353    2    371,000.00    371,000.00  5.125  1,584.48    360      359  11/1/2003  11/1/2003  10/1/2033  60.82
 354    2    360,000.00    360,000.00  5.125  1,960.16    360      360  12/1/2003  12/1/2003  11/1/2033     80
 355    2    384,000.00    384,000.00    5.5  1,760.00    360      360  12/1/2003  12/1/2003  11/1/2033     80
 356    2    624,249.03    625,000.00      5  3,355.14    360      359  11/1/2003  11/1/2003  10/1/2033  59.52
 357    2    507,000.00    507,000.00    4.5  2,568.90    360      360  12/1/2003  12/1/2003  11/1/2033  58.95
 358    2    325,000.00    325,000.00   4.75  1,286.46    360      359  11/1/2003  11/1/2003  10/1/2033  35.95
 359    2    480,000.00    480,000.00  5.375  2,150.00    360      359  11/1/2003  11/1/2003  10/1/2033     80
 360    2    440,000.00    440,000.00   5.25  2,429.70    360      360  12/1/2003  12/1/2003  11/1/2033  58.67
 361    2    353,000.00    353,000.00   5.25  1,949.28    360      360  12/1/2003  12/1/2003  11/1/2033  67.88
 362    2  1,000,000.00  1,000,000.00  4.625  5,141.40    360      360  12/1/2003  12/1/2003  11/1/2033  68.97
 363    2    639,157.21    640,000.00    4.5  3,242.79    360      359  11/1/2003  12/1/2003  10/1/2033   79.5
 364    2    415,533.84    416,000.00  5.375  2,329.49    360      359  11/1/2003  12/1/2003  10/1/2033  75.89
 365    2    460,000.00    460,000.00      4  2,196.12    360      360  12/1/2003  12/1/2003  11/1/2033   69.7
 366    2    380,000.00    380,000.00   5.25  1,662.50    360      360  12/1/2003  12/1/2003  11/1/2033     80
 367    2    346,667.00    346,667.00      5  1,444.45    360      359  11/1/2003  11/1/2003  10/1/2033  72.98
 368    2    859,080.60    860,000.00  5.625  4,950.65    360      359  11/1/2003  11/1/2003  10/1/2033     80
 369    2    512,000.00    512,000.00   4.75  2,670.84    360      360  12/1/2003  12/1/2003  11/1/2033     80
 370    2    460,000.00    460,000.00   4.75  1,820.83    360      360  12/1/2003  12/1/2003  11/1/2033  89.32
 371    2    448,000.00    448,000.00    4.5  2,269.96    360      360  12/1/2003  12/1/2003  11/1/2033     80
 372    2    464,000.00    464,000.00  5.125  2,526.42    360      360  12/1/2003  12/1/2003  11/1/2033     80
 373    2    353,000.00    353,000.00    4.5  1,788.60    360      360  12/1/2003  12/1/2003  11/1/2033  77.58
 374    2    480,000.00    480,000.00  4.875  2,540.20    360      360  12/1/2003  12/1/2003  11/1/2033  72.18
 375    2    561,612.19    563,700.00  4.875  2,983.15    360      357   9/1/2003  11/1/2003   8/1/2033  45.75
 376    2    369,954.94    370,400.00      5  1,988.39    360      359  11/1/2003  11/1/2003  10/1/2033     80
 377    2    463,500.00    463,500.00  4.375  1,689.84    360      359  11/1/2003  11/1/2003  10/1/2033     90
 378    2    487,300.00    487,300.00      4  2,326.45    360      360  12/1/2003  12/1/2003  11/1/2033     80
 379    2    720,000.00    720,000.00  4.625  3,701.81    360      360  12/1/2003  12/1/2003  11/1/2033     80
 380    2    649,236.87    650,000.00  5.125  3,539.17    360      359  11/1/2003  12/1/2003  10/1/2033  77.84
 381    2    490,423.54    491,000.00  5.125  2,673.44    360      359  11/1/2003  11/1/2003  10/1/2033   66.8
 382    2    435,000.00    435,000.00   5.25  2,402.09    360      360  12/1/2003  12/1/2003  11/1/2033   71.9
 383    2  1,067,500.00  1,067,500.00      5  4,447.92    360      359  11/1/2003  11/1/2003  10/1/2033     70
 384    2    690,000.00    690,000.00   4.75  3,599.37    360      360  12/1/2003  12/1/2003  11/1/2033  65.71
 385    2    582,000.00    582,000.00    4.5  2,948.91    360      360  12/1/2003  12/1/2003  11/1/2033  69.29
 386    2    380,000.00    380,000.00    4.5  1,925.41    360      360  12/1/2003  12/1/2003  11/1/2033  52.78
 387    2    975,000.00    975,000.00    5.5  4,468.75    360      360  12/1/2003  12/1/2003  11/1/2033     75
 388    2    480,000.00    480,000.00  5.375  2,150.00    360      359  11/1/2003  11/1/2003  10/1/2033     80
 389    2    870,000.00    870,000.00   5.25  4,804.18    360      360  12/1/2003  12/1/2003  11/1/2033  74.04

 390    2    376,000.00    376,000.00   4.75  1,961.40    360      360  12/1/2003  12/1/2003  11/1/2033     80
 391    2    615,000.00    615,000.00   4.75  2,434.37    360      360  12/1/2003  12/1/2003  11/1/2033  64.74
 392    2    420,790.65    421,333.00  4.625  2,166.24    360      359  11/1/2003  11/1/2003  10/1/2033     80
 393    2    567,199.68    568,000.00  4.125  2,752.82    360      359  11/1/2003  11/1/2003  10/1/2033     80
 394    2    399,485.11    400,000.00  4.625  2,056.56    360      359  11/1/2003  11/1/2003  10/1/2033  78.43
 395    2    486,000.00    486,000.00  4.875  2,571.96    360      360  12/1/2003  12/1/2003  11/1/2033  75.35
 396    2    540,000.00    540,000.00    4.5  2,736.11    360      360  12/1/2003  12/1/2003  11/1/2033     80
 397    2    344,000.00    344,000.00  5.125  1,469.17    360      360  12/1/2003  12/1/2003  11/1/2033  71.67
 398    2    600,000.00    600,000.00      5  2,500.00    360      359  11/1/2003  11/1/2003  10/1/2033  71.94
 399    2    468,000.00    468,000.00   4.75  2,441.31    360      360  12/1/2003  12/1/2003  11/1/2033  71.45
 400    2    337,189.81    340,000.00  5.375  1,903.91    360      353   5/1/2003  11/1/2003   4/1/2033  66.67
 401    2    451,469.33    452,000.00  5.125  2,461.09    360      359  11/1/2003  12/1/2003  10/1/2033  78.61
 402    2    409,600.00    409,600.00      5  2,198.83    360      360  12/1/2003  12/1/2003  11/1/2033     80
 403    2    450,000.00    450,000.00  5.625  2,109.38    360      360  12/1/2003  12/1/2003  11/1/2033     45
 404    2    937,000.00    937,000.00  5.625  4,392.19    360      359  11/1/2003  11/1/2003  10/1/2033  79.41
 405    2    407,520.99    408,000.00  5.125  2,221.51    360      359  11/1/2003  11/1/2003  10/1/2033  74.18
 406    2    351,200.00    351,200.00  4.625  1,353.58    360      359  11/1/2003  11/1/2003  10/1/2033     80
 407    2    365,000.00    365,000.00   5.75  2,130.05    360      360  12/1/2003  12/1/2003  11/1/2033  51.34
 408    2    499,399.22    500,000.00      5  2,684.11    360      359  11/1/2003  11/1/2003  10/1/2033  60.61
 409    2    420,000.00    420,000.00      5  1,750.00    360      360  12/1/2003  12/1/2003  11/1/2033     75
 410    2    600,000.00    600,000.00    4.5  3,040.12    360      360  12/1/2003  12/1/2003  11/1/2033  74.07
 411    2    540,000.00    540,000.00  4.625  2,776.36    360      360  12/1/2003  12/1/2003  11/1/2033     80
 412    2  1,000,000.00  1,000,000.00  4.625  3,854.17    360      360  12/1/2003  12/1/2003  11/1/2033  52.63
 413    2    366,862.00    366,862.00  4.625  1,886.19    360      360  12/1/2003  12/1/2003  11/1/2033     80
 414    2    689,151.59    690,000.00  4.875  3,651.54    360      359  11/1/2003  11/1/2003  10/1/2033     75
 415    2    399,496.74    400,000.00   4.75  2,086.59    360      359  11/1/2003  11/1/2003  10/1/2033  74.77
 416    2    389,497.98    390,000.00  4.625  2,005.15    360      359  11/1/2003  11/1/2003  10/1/2033  79.75
 417    2    716,000.00    716,000.00  4.875  2,908.75    360      360  12/1/2003  12/1/2003  11/1/2033  47.73
 418    2    549,276.58    550,000.00  5.875  3,253.46    360      359  11/1/2003  12/1/2003  10/1/2033  64.71
 419    2    416,000.00    416,000.00  4.875  2,201.51    360      360  12/1/2003  12/1/2003  11/1/2033     80
 420    2    532,000.00    532,000.00  5.125  2,272.08    360      360  12/1/2003  12/1/2003  11/1/2033  62.59
 421    2    400,000.00    400,000.00  4.375  1,997.15    360      360  12/1/2003  12/1/2003  11/1/2033     80
 422    2    499,000.00    499,000.00   4.75  2,603.03    360      360  12/1/2003  12/1/2003  11/1/2033  28.38
 423    2    500,000.00    500,000.00   4.75  2,608.24    360      360  12/1/2003  12/1/2003  11/1/2033     80
 424    2    323,000.00    323,000.00      5  1,345.83    360      359  11/1/2003  12/1/2003  10/1/2033  48.94
 425    2    670,000.00    670,000.00  4.875  3,545.70    360      360  12/1/2003  12/1/2003  11/1/2033  65.37
 426    2    435,922.79    436,000.00   4.25  1,544.17    360      359  11/1/2003  12/1/2003  10/1/2033     80
 427    2    500,000.00    500,000.00  4.625  1,927.08    360      360  12/1/2003  12/1/2003  11/1/2033  61.73
 428    2    448,000.00    448,000.00      5  2,404.97    360      360  12/1/2003  12/1/2003  11/1/2033  76.45
 429    2    460,000.00    460,000.00   5.25  2,012.50    360      359  11/1/2003  11/1/2003  10/1/2033     80
 430    2    599,800.00    599,800.00  4.625  3,083.81    360      360  12/1/2003  12/1/2003  11/1/2033     80
 431    2    633,680.31    634,408.00   5.25  3,503.23    360      359  11/1/2003  12/1/2003  10/1/2033  61.89
 432    2    568,000.00    568,000.00  4.625  2,920.32    360      360  12/1/2003  12/1/2003  11/1/2033     80
 433    2    396,000.00    396,000.00  4.625  2,036.00    360      360  12/1/2003  12/1/2003  11/1/2033     80
 434    2    595,000.00    595,000.00  5.375  2,665.10    360      359  11/1/2003  11/1/2003  10/1/2033  71.69
 435    2    684,082.73    685,000.00  4.875  3,625.08    360      359  11/1/2003  12/1/2003  10/1/2033  53.31
 436    2    599,311.77    600,000.00   5.25  3,313.23    360      359  11/1/2003  11/1/2003  10/1/2033  74.07
 437    2    746,122.99    747,000.00  5.125  4,067.32    360      359  11/1/2003  11/1/2003  10/1/2033     75
 438    2    698,500.00    698,500.00   4.75  3,643.71    360      360  12/1/2003  12/1/2003  11/1/2033  64.98
 439    2    444,000.00    444,000.00  4.875  2,349.69    360      360  12/1/2003  12/1/2003  11/1/2033     80
 440    2    374,300.00    374,300.00  4.375  1,868.83    360      360  12/1/2003  12/1/2003  11/1/2033  71.02
 441    2    444,414.00    445,000.00    4.5  2,254.75    360      359  11/1/2003  12/1/2003  10/1/2033  47.09
 442    2  1,000,000.00  1,000,000.00   5.25  4,375.00    360      359  11/1/2003  11/1/2003  10/1/2033  64.52
 443    2    440,000.00    440,000.00   4.75  1,741.67    360      359  11/1/2003  11/1/2003  10/1/2033     80
 444    2    898,814.83    900,000.00    4.5  4,560.17    360      359  11/1/2003  12/1/2003  10/1/2033  46.15
 445    2    645,259.01    646,000.00   5.25  3,567.24    360      359  11/1/2003  11/1/2003  10/1/2033  57.42
 446    2    322,800.00    322,800.00  4.625  1,244.13    360      360  12/1/2003  12/1/2003  11/1/2033  60.91
 447    2    368,334.99    368,799.00   4.75  1,923.84    360      359  11/1/2003  11/1/2003  10/1/2033  79.91
 448    2  1,244,815.17  1,250,000.00   4.25  6,149.25    360      357   9/1/2003  11/1/2003   8/1/2033  40.98
 449    2    351,860.93    352,265.00   5.25  1,945.23    360      359  11/1/2003  12/1/2003  10/1/2033     90
 450    2    324,600.38    325,000.00  4.875  1,719.93    360      359  11/1/2003  12/1/2003  10/1/2033  73.86
 451    2    325,000.00    325,000.00  5.125  1,388.02    360      359  11/1/2003  11/1/2003  10/1/2033  67.01
 452    2    528,848.93    529,500.00  4.875  2,802.16    360      359  11/1/2003  11/1/2003  10/1/2033     50
 453    2  1,000,000.00  1,000,000.00   4.75  5,216.48    360      360  12/1/2003  12/1/2003  11/1/2033  30.17
 454    2    449,483.83    450,000.00   5.25  2,484.92    360      359  11/1/2003  11/1/2003  10/1/2033  78.26

 455    2    383,000.00    383,000.00  4.875  2,026.87    360      360  12/1/2003  12/1/2003  11/1/2033  78.16
 456    2  1,098,000.00  1,100,000.00   4.25  3,895.83    360      359  11/1/2003  12/1/2003  10/1/2033  52.38
 457    2    393,000.00    393,000.00    4.5  1,991.28    360      360  12/1/2003  12/1/2003  11/1/2033  76.16
 458    2    498,000.00    498,000.00   4.75  1,971.25    360      360  12/1/2003  12/1/2003  11/1/2033     80
 459    2    484,000.00    484,000.00  5.125  2,635.32    360      360  12/1/2003  12/1/2003  11/1/2033     80
 460    2    455,350.00    455,350.00    4.5  2,307.20    360      360  12/1/2003  12/1/2003  11/1/2033  79.19
 461    2    459,484.55    460,000.00  5.375  2,575.87    360      359  11/1/2003  12/1/2003  10/1/2033     80
 462    2    349,579.45    350,000.00      5  1,878.88    360      359  11/1/2003  11/1/2003  10/1/2033  66.67
 463    2    374,813.23    376,000.00  4.125  1,822.29    360      358  10/1/2003  12/1/2003   9/1/2033     80
 464    2    600,000.00    600,000.00  4.875  3,175.25    360      360  12/1/2003  12/1/2003  11/1/2033     80
 465    2    413,600.00    413,600.00   4.75  2,157.54    360      360  12/1/2003  12/1/2003  11/1/2033     80
 466    2    330,000.00    330,000.00  5.125  1,409.37    360      359  11/1/2003  11/1/2003  10/1/2033   54.1
 467    2    415,600.03    416,100.00      5  2,233.72    360      359  11/1/2003  11/1/2003  10/1/2033     73
 468    2    392,505.54    393,000.00   4.75  2,050.08    360      359  11/1/2003  12/1/2003  10/1/2033  79.39
 469    2    393,800.00    393,800.00  4.625  1,517.77    360      359  11/1/2003  11/1/2003  10/1/2033  76.96
 470    2    350,500.00    350,500.00   4.75  1,828.38    360      360  12/1/2003  12/1/2003  11/1/2033  94.99
 471    2    554,799.00    554,799.00  5.375  2,485.04    360      359  11/1/2003  11/1/2003  10/1/2033     80
 472    2    448,000.00    448,000.00      5  1,866.67    360      359  11/1/2003  11/1/2003  10/1/2033     80
 473    2    524,451.55    524,900.00  4.625  2,023.05    360      359  11/1/2003  11/1/2003  10/1/2033  75.85
 474    2    534,000.00    534,000.00  4.875  2,169.38    360      359  11/1/2003  11/1/2003  10/1/2033   63.2
 475    2    399,485.11    400,000.00  4.625  2,056.56    360      359  11/1/2003  11/1/2003  10/1/2033  72.86
 476    2    394,702.77    395,200.00   4.75  2,061.56    360      359  11/1/2003  11/1/2003  10/1/2033     80
 477    2    962,000.00    962,000.00   5.25  5,312.20    360      360  12/1/2003  12/1/2003  11/1/2033  57.95
 478    2    446,624.34    447,200.00  4.625  2,299.24    360      359  11/1/2003  12/1/2003  10/1/2033     80
 479    2    409,484.16    410,000.00   4.75  2,138.76    360      359  11/1/2003  11/1/2003  10/1/2033     80
 480    2    347,610.05    348,000.00  5.375  1,948.70    360      359  11/1/2003  11/1/2003  10/1/2033     80
 481    2    430,000.00    430,000.00   4.75  2,243.09    360      360  12/1/2003  12/1/2003  11/1/2033  72.88
 482    2    368,000.00    368,000.00      5  1,975.51    360      360  12/1/2003  12/1/2003  11/1/2033  79.14
 483    2    440,000.00    440,000.00      5  1,833.33    360      359  11/1/2003  12/1/2003  10/1/2033  67.69
 484    2    341,569.71    342,000.00   4.75  1,784.04    360      359  11/1/2003  11/1/2003  10/1/2033  79.53
 485    2    378,000.00    378,000.00      5  2,029.19    360      360  12/1/2003  12/1/2003  11/1/2033  54.39
 486    2    448,000.00    448,000.00   5.25  2,473.88    360      360  12/1/2003  12/1/2003  11/1/2033  79.86
 487    2    692,000.00    692,000.00  5.125  3,767.86    360      360  12/1/2003  12/1/2003  11/1/2033     80
 488    2    920,000.00    920,000.00    5.5  4,216.67    360      360  12/1/2003  12/1/2003  11/1/2033     80
 489    2    572,000.00    572,000.00  4.625  2,940.88    360      360  12/1/2003  12/1/2003  11/1/2033     80
 490    2    499,370.93    500,000.00   4.75  2,608.24    360      359  11/1/2003  11/1/2003  10/1/2033  79.87
 491    2    750,000.00    750,000.00   4.75  3,912.36    360      360  12/1/2003  12/1/2003  11/1/2033  63.83
 492    2    340,779.84    341,250.00   4.25  1,678.75    360      359  11/1/2003  11/1/2003  10/1/2033     75
 493    2    399,485.11    400,000.00  4.625  2,056.56    360      359  11/1/2003  12/1/2003  10/1/2033     80
 494    2    368,000.00    368,000.00  4.375  1,341.67    360      359  11/1/2003  11/1/2003  10/1/2033     80
 495    2    600,000.00    600,000.00  4.875  2,437.50    360      360  12/1/2003  12/1/2003  11/1/2033     75
 496    2    748,966.70    750,000.00   4.25  3,689.55    360      359  11/1/2003  11/1/2003  10/1/2033  59.52
 497    2    395,535.08    396,000.00  5.125  2,156.17    360      359  11/1/2003  11/1/2003  10/1/2033     80
 498    2    770,000.00    770,000.00  4.125  2,646.88    360      359  11/1/2003  12/1/2003  10/1/2033  40.53
 499    2    356,580.87    357,000.00  5.125  1,943.82    360      359  11/1/2003  12/1/2003  10/1/2033     80
 500    2    928,000.00    928,000.00  4.875  3,770.00    360      359  11/1/2003  11/1/2003  10/1/2033     80
 501    2    430,400.00    430,400.00  5.375  2,410.12    360      360  12/1/2003  12/1/2003  11/1/2033     80
 502    2    427,449.06    428,000.00  4.625  2,200.52    360      359  11/1/2003  11/1/2003  10/1/2033     80
 503    2    862,000.00    862,000.00  3.875  2,783.54    360      359  11/1/2003  11/1/2003  10/1/2033  62.92
 504    2    465,000.00    465,000.00  5.375  2,082.81    360      359  11/1/2003  12/1/2003  10/1/2033  68.89
 505    2    528,000.00    528,000.00  5.375  2,365.00    360      359  11/1/2003  11/1/2003  10/1/2033     80
 506    2  1,000,000.00  1,000,000.00   4.75  3,958.33    360      359  11/1/2003  11/1/2003  10/1/2033  74.63
 507    2    471,500.00    471,500.00  3.875  2,217.17    360      360  12/1/2003  12/1/2003  11/1/2033  74.25
 508    2    750,000.00    750,000.00   4.75  2,968.75    360      359  11/1/2003  12/1/2003  10/1/2033  49.18
 509    2    341,129.36    341,600.00   4.25  1,680.47    360      359  11/1/2003  11/1/2003  10/1/2033     80
 510    2    376,400.00    376,400.00   5.75  2,196.57    360      360  12/1/2003  12/1/2003  11/1/2033     80
 511    2    784,078.37    785,000.00  5.125  4,274.23    360      359  11/1/2003  11/1/2003  10/1/2033  71.36
 512    2    496,000.00    496,000.00  4.875  2,624.88    360      360  12/1/2003  12/1/2003  11/1/2033     80
 513    2    377,128.93    377,552.00  5.375  2,114.19    360      359  11/1/2003  11/1/2003  10/1/2033  79.99
 514    2    359,596.60    360,000.00  5.375  2,015.90    360      359  11/1/2003  12/1/2003  10/1/2033     80
 515    2  1,000,000.00  1,000,000.00   4.75  3,958.33    360      360  12/1/2003  12/1/2003  11/1/2033  59.52
 516    2    867,004.37    868,000.00   5.25  4,793.13    360      359  11/1/2003  11/1/2003  10/1/2033  32.15
 517    2    560,000.00    560,000.00  5.125  3,049.13    360      360  12/1/2003  12/1/2003  11/1/2033   73.2
 518    2    549,500.00    549,500.00      6  2,747.50    360      360  12/1/2003  12/1/2003  11/1/2033     70
 519    2    510,000.00    510,000.00  4.625  2,622.12    360      360  12/1/2003  12/1/2003  11/1/2033  62.96

 520    2  1,098,484.49  1,100,000.00   4.25  5,411.34    360      359  11/1/2003  11/1/2003  10/1/2033  61.11
 521    2    337,000.00    337,000.00   5.75  1,614.79    360      360  12/1/2003  12/1/2003  11/1/2033   73.9
 522    2    388,000.00    388,000.00   5.25  2,142.56    360      360  12/1/2003  12/1/2003  11/1/2033  73.76
 523    2    336,000.00    336,000.00      5  1,400.00    360      360  12/1/2003  12/1/2003  11/1/2033     80
 524    2    459,421.25    460,000.00   4.75  2,399.58    360      359  11/1/2003  11/1/2003  10/1/2033  69.99
 525    2    323,000.00    323,000.00  4.375  1,177.60    360      360  12/1/2003  12/1/2003  11/1/2033  59.81
 526    2    689,600.00    689,600.00   4.25  2,442.33    360      360  12/1/2003  12/1/2003  11/1/2033     80
 527    2    396,000.00    396,000.00  4.625  2,036.00    360      360  12/1/2003  12/1/2003  11/1/2033   79.2
 528    2    356,850.00    356,850.00  4.625  1,375.36    360      360  12/1/2003  12/1/2003  11/1/2033     90
 529    2    380,000.00    380,000.00      5  1,583.33    360      359  11/1/2003  11/1/2003  10/1/2033     80
 530    2    350,400.00    350,400.00    5.5  1,606.00    360      359  11/1/2003  11/1/2003  10/1/2033     80
 531    2    588,999.00    588,999.00  4.875  3,117.04    360      360  12/1/2003  12/1/2003  11/1/2033     80
 532    2    375,000.00    375,000.00      5  2,013.09    360      360  12/1/2003  12/1/2003  11/1/2033  70.09
 533    2    362,000.00    362,000.00   5.75  2,112.54    360      360  12/1/2003  12/1/2003  11/1/2033   78.7
 534    2    696,000.00    696,000.00  3.875  2,247.50    360      359  11/1/2003  11/1/2003  10/1/2033     80
 535    2    699,673.00    699,673.00  5.125  2,988.19    360      359  11/1/2003  11/1/2003  10/1/2033     80
 536    2    743,719.34    744,700.00    4.5  3,773.29    360      359  11/1/2003  11/1/2003  10/1/2033  46.54
 537    2    341,616.77    342,000.00  5.375  1,915.11    360      359  11/1/2003  11/1/2003  10/1/2033     80
 538    2    447,436.35    448,000.00   4.75  2,336.98    360      359  11/1/2003  12/1/2003  10/1/2033     80
 539    2    391,040.36    391,500.00  5.125  2,131.67    360      359  11/1/2003  12/1/2003  10/1/2033     90
 540    2    543,200.00    543,200.00  5.125  2,319.92    360      359  11/1/2003  11/1/2003  10/1/2033     80
 541    2    432,800.00    432,800.00  4.375  2,160.91    360      360  12/1/2003  12/1/2003  11/1/2033     80
 542    2    379,603.25    380,000.00   5.75  2,217.58    360      359  11/1/2003  12/1/2003  10/1/2033     80
 543    2    343,586.66    344,000.00      5  1,846.67    360      359  11/1/2003  11/1/2003  10/1/2033     80
 544    2    375,588.44    376,000.00    5.5  2,134.89    360      359  11/1/2003  11/1/2003  10/1/2033   75.2
 545    2  1,000,000.00  1,000,000.00  4.875  5,292.09    360      360  12/1/2003  12/1/2003  11/1/2033  41.67
 546    2    938,875.00    938,875.00  4.375  3,422.98    360      360  12/1/2003  12/1/2003  11/1/2033     80
 547    2    579,000.00    579,000.00  4.875  3,064.12    360      360  12/1/2003  12/1/2003  11/1/2033  60.63
 548    2    880,000.00    880,000.00  4.625  3,391.67    360      359  11/1/2003  12/1/2003  10/1/2033     80
 549    2    430,400.00    430,400.00  4.625  1,658.83    360      360  12/1/2003  12/1/2003  11/1/2033     80
 550    2    352,000.00    352,000.00  4.625  1,809.78    360      360  12/1/2003  12/1/2003  11/1/2033     80
 551    2    550,537.70    551,200.00      5  2,958.97    360      359  11/1/2003  11/1/2003  10/1/2033     80
 552    2    427,355.36    428,000.00   3.75  1,982.14    360      359  11/1/2003  11/1/2003  10/1/2033     80
 553    2    750,000.00    750,000.00   4.75  3,912.36    360      360  12/1/2003  12/1/2003  11/1/2033  78.21
 554    2    800,000.00    800,000.00    4.5  4,053.49    360      360  12/1/2003  12/1/2003  11/1/2033  61.59
 555    2    459,519.73    460,000.00   5.75  2,684.44    360      359  11/1/2003  11/1/2003  10/1/2033     80
 556    2    366,400.00    366,400.00   5.25  1,603.00    360      360  12/1/2003  12/1/2003  11/1/2033     80
 557    2    370,000.00    370,000.00  4.125  1,271.88    360      359  11/1/2003  11/1/2003  10/1/2033  67.89
 558    2    668,500.00    668,500.00  4.875  2,715.78    360      359  11/1/2003  11/1/2003  10/1/2033   58.9
 559    2    409,518.64    410,000.00  5.125  2,232.40    360      359  11/1/2003  11/1/2003  10/1/2033  70.69
 560    2    950,000.00    950,000.00  4.625  4,884.33    360      360  12/1/2003  12/1/2003  11/1/2033  59.56
 561    2    481,600.00    481,600.00   4.75  2,512.26    360      360  12/1/2003  12/1/2003  11/1/2033     80
 562    2    676,000.00    676,000.00  4.875  2,746.25    360      359  11/1/2003  11/1/2003  10/1/2033     80
 563    2    471,445.85    472,000.00  5.125  2,569.98    360      359  11/1/2003  11/1/2003  10/1/2033  62.35
 564    2    431,200.00    431,200.00      4  2,058.62    360      360  12/1/2003  12/1/2003  11/1/2033     80
 565    2    599,311.77    600,000.00   5.25  3,313.23    360      359  11/1/2003  11/1/2003  10/1/2033     80
 566    2    336,466.33    336,900.00  4.625  1,732.14    360      359  11/1/2003  11/1/2003  10/1/2033  77.63
 567    2    674,111.12    675,000.00    4.5  3,420.13    360      359  11/1/2003  11/1/2003  10/1/2033     90
 568    2    595,283.87    596,000.00      5  3,199.46    360      359  11/1/2003  11/1/2003  10/1/2033     80
 569    2    651,000.00    651,000.00   5.25  3,594.85    360      360  12/1/2003  12/1/2003  11/1/2033  72.33
 570    2    364,618.91    365,000.00   5.75  2,130.05    360      359  11/1/2003  11/1/2003  10/1/2033  59.35
 571    2    416,000.00    416,000.00  4.625  2,138.83    360      360  12/1/2003  12/1/2003  11/1/2033     80
 572    2    648,000.00    648,000.00  5.125  3,528.28    360      360  12/1/2003  12/1/2003  11/1/2033     80
 573    2    552,000.00    552,000.00   4.75  2,185.00    360      359  11/1/2003  11/1/2003  10/1/2033  79.94
 574    2    520,000.00    520,000.00      4  1,733.33    360      357   9/1/2003  12/1/2003   8/1/2033     80
 575    2    411,900.00    411,900.00  5.375  1,844.97    360      359  11/1/2003  11/1/2003  10/1/2033  79.98
 576    2    479,100.00    479,100.00  4.875  1,946.34    360      360  12/1/2003  12/1/2003  11/1/2033  79.99
 577    2    399,511.61    400,000.00   5.25  2,208.82    360      359  11/1/2003  12/1/2003  10/1/2033     80
 578    2    410,050.68    410,500.00    5.5  2,330.78    360      359  11/1/2003  11/1/2003  10/1/2033  60.81
 579    2    341,600.00    341,600.00  4.875  1,807.78    360      360  12/1/2003  12/1/2003  11/1/2033     80
 580    2    410,000.00    410,000.00  4.625  2,107.98    360      360  12/1/2003  12/1/2003  11/1/2033  64.06
 581    2    550,000.00    550,000.00    4.5  2,786.77    360      360  12/1/2003  12/1/2003  11/1/2033  73.83
 582    2    327,030.87    327,750.00    5.5  1,860.93    360      358  10/1/2003  11/1/2003   9/1/2033     95
 583    2  1,248,631.80  1,250,000.00    5.5  7,097.37    360      359  11/1/2003  11/1/2003  10/1/2033  56.82
 584    2    480,000.00    480,000.00   4.75  2,503.91    360      360  12/1/2003  12/1/2003  11/1/2033     75

 585    2    420,682.10    421,200.00  4.875  2,229.03    360      359  11/1/2003  12/1/2003  10/1/2033     80
 586    2    470,400.00    470,400.00    4.5  1,764.00    360      359  11/1/2003  12/1/2003  10/1/2033     80
 587    2    579,000.00    579,000.00    4.5  2,933.71    360      360  12/1/2003  12/1/2003  11/1/2033  42.89
 588    2  1,150,000.00  1,150,000.00   4.75  4,552.08    360      359  11/1/2003  12/1/2003  10/1/2033     80
 589    2    435,000.00    435,000.00   4.75  2,269.17    360      360  12/1/2003  12/1/2003  11/1/2033  67.97
 590    2    411,694.69    412,250.00  4.375  2,058.31    360      359  11/1/2003  11/1/2003  10/1/2033     85
 591    2    404,000.00    404,000.00      5  1,683.33    360      359  11/1/2003  11/1/2003  10/1/2033   71.5
 592    2    500,000.00    500,000.00    5.5  2,291.67    360      359  11/1/2003  11/1/2003  10/1/2033  74.63
 593    2    383,027.84    384,000.00  4.875  2,032.16    360      359  11/1/2003  12/1/2003  10/1/2033     80
 594    2    437,000.00    437,000.00    4.5  2,214.22    360      360  12/1/2003  12/1/2003  11/1/2033  89.37
 595    2    460,000.00    460,000.00    4.5  2,330.76    360      360  12/1/2003  12/1/2003  11/1/2033  74.19
 596    2    519,315.23    520,000.00    4.5  2,634.77    360      359  11/1/2003  12/1/2003  10/1/2033     80
 597    2    793,023.71    794,000.00  4.875  4,201.92    360      359  11/1/2003  11/1/2003  10/1/2033  72.51
 598    2    536,000.00    536,000.00   5.25  2,345.00    360      359  11/1/2003  11/1/2003  10/1/2033  71.95
 599    2  1,000,000.00  1,000,000.00    4.5  5,066.86    360      360  12/1/2003  12/1/2003  11/1/2033  71.68
 600    2    492,000.00    492,000.00  4.875  2,603.71    360      360  12/1/2003  12/1/2003  11/1/2033  73.43
 601    2    583,375.66    584,000.00  5.625  3,361.84    360      359  11/1/2003  12/1/2003  10/1/2033     80
 602    2    428,800.00    428,800.00  3.875  2,016.38    360      360  12/1/2003  12/1/2003  11/1/2033     80
 603    2    549,000.00    549,000.00  4.875  2,230.31    360      359  11/1/2003  11/1/2003  10/1/2033   73.3
 604    2    534,000.00    534,000.00  4.875  2,169.38    360      360  12/1/2003  12/1/2003  11/1/2033  79.95
 605    2    648,000.00    648,000.00  5.125  2,767.50    360      359  11/1/2003  12/1/2003  10/1/2033     80
 606    2    336,300.00    336,300.00    4.5  1,261.13    360      360  12/1/2003  12/1/2003  11/1/2033     95
 607    2    334,624.61    335,000.00  5.375  1,875.91    360      359  11/1/2003  11/1/2003  10/1/2033  59.93
 608    2    600,000.00    600,000.00      5  3,220.93    360      360  12/1/2003  12/1/2003  11/1/2033  70.59
 609    2    444,427.17    445,000.00  4.625  2,287.93    360      359  11/1/2003  11/1/2003  10/1/2033  77.39
 610    2    500,000.00    500,000.00   4.75  1,979.17    360      359  11/1/2003  11/1/2003  10/1/2033  73.77
 611    2    437,848.42    438,400.00   4.75  2,286.91    360      359  11/1/2003  11/1/2003  10/1/2033     80
 612    2    574,324.92    575,000.00  5.125  3,130.81    360      359  11/1/2003  12/1/2003  10/1/2033  62.16
 613    2    600,000.00    600,000.00    5.5  3,406.74    360      360  12/1/2003  12/1/2003  11/1/2033  75.95
 614    2    571,343.89    572,000.00   5.25  3,158.61    360      359  11/1/2003  11/1/2003  10/1/2033     80
 615    2    351,031.19    351,600.00  4.875  1,428.38    360      359  11/1/2003  11/1/2003  10/1/2033   58.6
 616    2    550,522.25    551,200.00  4.875  2,917.00    360      359  11/1/2003  11/1/2003  10/1/2033     80
 617    2    600,000.00    600,000.00   4.25  2,951.64    360      360  12/1/2003  12/1/2003  11/1/2033  65.93
 618    2    430,000.00    430,000.00   5.75  2,060.42    360      359  11/1/2003  11/1/2003  10/1/2033  68.05
 619    2    419,471.58    420,000.00   4.75  2,190.92    360      359  11/1/2003  11/1/2003  10/1/2033     80
 620    2    343,000.00    343,000.00    4.5  1,286.25    360      360  12/1/2003  12/1/2003  11/1/2033  79.03
 621    2    521,600.00    521,600.00  4.875  2,119.00    360      360  12/1/2003  12/1/2003  11/1/2033     80
 622    2    493,600.00    493,600.00    5.5  2,262.33    360      359  11/1/2003  12/1/2003  10/1/2033     80
 623    2    399,530.38    400,000.00  5.125  2,177.95    360      359  11/1/2003  11/1/2003  10/1/2033  64.05
 624    2    585,000.00    585,000.00   4.75  3,051.64    360      360  12/1/2003  12/1/2003  11/1/2033  61.29
 625    2    374,800.00    374,800.00   3.75  1,171.25    360      359  11/1/2003  11/1/2003  10/1/2033     80
 626    2    456,800.00    456,800.00    4.5  2,314.54    360      360  12/1/2003  12/1/2003  11/1/2033     80
 627    2    606,470.00    607,200.00      5  3,259.59    360      359  11/1/2003  12/1/2003  10/1/2033     80
 628    2    488,000.00    488,000.00  4.625  2,509.01    360      360  12/1/2003  12/1/2003  11/1/2033     80
 629    2    464,000.00    464,000.00   5.25  2,562.23    360      360  12/1/2003  12/1/2003  11/1/2033     80
 630    2  1,248,463.02  1,250,000.00  4.875  6,615.11    360      359  11/1/2003  11/1/2003  10/1/2033  52.08
 631    2    440,000.00    440,000.00  4.375  2,196.86    360      360  12/1/2003  12/1/2003  11/1/2033     80
 632    2    425,000.00    425,000.00   5.25  1,859.38    360      359  11/1/2003  11/1/2003  10/1/2033  73.28
 633    2    486,243.13    486,899.00  4.375  2,431.02    360      359  11/1/2003  12/1/2003  10/1/2033     80
 634    2    412,337.43    412,800.00  5.375  2,311.57    360      359  11/1/2003  11/1/2003  10/1/2033  60.71
 635    2    650,000.00    650,000.00   4.25  3,197.61    360      360  12/1/2003  12/1/2003  11/1/2033     65
 636    2    460,000.00    460,000.00    4.5  2,330.76    360      360  12/1/2003  12/1/2003  11/1/2033     80
 637    2    422,000.00    422,000.00    4.5  1,582.50    360      360  12/1/2003  12/1/2003  11/1/2033  70.92
 638    2    381,600.00    381,600.00  4.875  1,550.25    360      360  12/1/2003  12/1/2003  11/1/2033     80
 639    2  1,000,000.00  1,000,000.00    4.5  3,750.00    360      359  11/1/2003  11/1/2003  10/1/2033  78.43
 640    2    389,486.42    390,000.00    4.5  1,976.08    360      359  11/1/2003  11/1/2003  10/1/2033   62.4
 641    2    496,000.00    496,000.00   5.25  2,170.00    360      359  11/1/2003  11/1/2003  10/1/2033     80
 642    2    578,486.94    579,200.00  4.875  3,065.18    360      359  11/1/2003  12/1/2003  10/1/2033     80
 643    2    355,000.00    355,000.00  4.875  1,878.69    360      360  12/1/2003  12/1/2003  11/1/2033  66.36
 644    2    419,529.37    420,000.00  5.375  2,351.88    360      359  11/1/2003  11/1/2003  10/1/2033     80
 645    2    488,274.00    488,274.00   5.25  2,136.20    360      359  11/1/2003  11/1/2003  10/1/2033     80
 646    2    639,213.06    640,000.00  4.875  3,386.94    360      359  11/1/2003  12/1/2003  10/1/2033  71.11
 647    2    516,000.00    516,000.00   4.75  2,691.71    360      360  12/1/2003  12/1/2003  11/1/2033   68.8
 648    2    715,000.00    715,000.00   4.25  2,532.29    360      359  11/1/2003  11/1/2003  10/1/2033     65
 649    2    351,487.29    351,920.00  4.875  1,862.39    360      359  11/1/2003  11/1/2003  10/1/2033     80

 650    2    450,000.00    450,000.00   5.25  1,968.75    360      359  11/1/2003  11/1/2003  10/1/2033  74.38
 651    2    390,000.00    390,000.00  4.125  1,890.14    360      360  12/1/2003  12/1/2003  11/1/2033  76.47
 652    2    418,850.00    418,850.00  5.625  2,411.14    360      360  12/1/2003  12/1/2003  11/1/2033  79.99
 653    2    527,000.00    527,000.00    5.5  2,415.42    360      359  11/1/2003  11/1/2003  10/1/2033  64.98
 654    2    600,000.00    600,000.00  4.375  2,995.72    360      360  12/1/2003  12/1/2003  11/1/2033     80
 655    2    524,000.00    524,000.00  3.875  1,692.08    360      360  12/1/2003  12/1/2003  11/1/2033     80
 656    2    418,000.00    418,000.00   5.75  2,002.92    360      359  11/1/2003  11/1/2003  10/1/2033  78.87
 657    2    393,000.00    393,000.00    4.5  1,991.28    360      360  12/1/2003  12/1/2003  11/1/2033  74.86
 658    2    350,000.00    350,000.00      5  1,878.88    360      360  12/1/2003  12/1/2003  11/1/2033  67.96
 659    2    455,200.00    455,200.00  5.125  1,944.08    360      359  11/1/2003  11/1/2003  10/1/2033     80
 660    2    649,337.29    650,000.00  5.875  3,845.00    360      359  11/1/2003  12/1/2003  10/1/2033  53.06
 661    2    380,000.00    380,000.00  4.625  1,953.74    360      360  12/1/2003  12/1/2003  11/1/2033  46.91
 662    2    799,720.00    799,720.00   4.75  4,171.72    360      360  12/1/2003  12/1/2003  11/1/2033     80
 663    2    427,200.00    427,200.00  4.875  1,735.50    360      359  11/1/2003  11/1/2003  10/1/2033     80
 664    2    438,545.17    439,200.00  4.375  2,192.87    360      359  11/1/2003  12/1/2003  10/1/2033     80
 665    2    402,109.00    402,109.00  5.125  2,189.44    360      360  12/1/2003  12/1/2003  11/1/2033  79.63
 666    2    544,500.00    544,500.00    4.5  2,041.88    360      359  11/1/2003  12/1/2003  10/1/2033  74.59
 667    2    750,000.00    750,000.00  5.375  3,359.38    360      359  11/1/2003  12/1/2003  10/1/2033  77.97
 668    2    398,509.39    399,000.00  4.875  2,111.55    360      359  11/1/2003  11/1/2003  10/1/2033   79.8
 669    2    500,000.00    500,000.00  5.375  2,799.86    360      360  12/1/2003  12/1/2003  11/1/2033  46.73
 670    2    500,000.00    500,000.00      5  2,684.11    360      360  12/1/2003  12/1/2003  11/1/2033  69.44
 671    2    461,000.00    461,000.00  5.125  2,510.09    360      360  12/1/2003  12/1/2003  11/1/2033   72.6
 672    2    415,920.00    415,920.00  4.125  1,429.73    360      359  11/1/2003  12/1/2003  10/1/2033     80
 673    2    680,000.00    680,000.00   5.25  3,754.99    360      360  12/1/2003  12/1/2003  11/1/2033  56.67
 674    2    496,900.00    496,900.00   5.25  2,173.94    360      360  12/1/2003  12/1/2003  11/1/2033     80
 675    2    396,800.00    396,800.00  4.875  2,099.90    360      360  12/1/2003  12/1/2003  11/1/2033     80
 676    2    649,254.42    650,000.00   5.25  3,589.33    360      359  11/1/2003  11/1/2003  10/1/2033  77.84
 677    2    376,000.00    376,000.00   4.25  1,331.67    360      359  11/1/2003  11/1/2003  10/1/2033     80
 678    2    427,000.00    427,000.00    4.5  2,163.55    360      360  12/1/2003  12/1/2003  11/1/2033   57.7
 679    2    356,250.00    356,250.00   4.75  1,410.16    360      360  12/1/2003  12/1/2003  11/1/2033     95
 680    2    429,500.00    429,500.00      5  1,789.58    360      359  11/1/2003  11/1/2003  10/1/2033  74.12
 681    2    530,000.00    530,000.00  5.375  2,373.96    360      360  12/1/2003  12/1/2003  11/1/2033  79.11
 682    2    386,913.81    387,424.00    4.5  1,963.03    360      359  11/1/2003  11/1/2003  10/1/2033     80
 683    2    762,800.00    762,800.00   4.25  2,701.58    360      359  11/1/2003  11/1/2003  10/1/2033     80
 684    2    500,000.00    500,000.00   5.75  2,395.83    360      359  11/1/2003  11/1/2003  10/1/2033  43.48
 685    2    534,414.40    535,000.00    5.5  3,037.68    360      359  11/1/2003  11/1/2003  10/1/2033  70.86
 686    2    799,016.33    800,000.00  4.875  4,233.67    360      359  11/1/2003  12/1/2003  10/1/2033  57.61
 687    2    475,000.00    475,000.00      5  2,549.91    360      360  12/1/2003  12/1/2003  11/1/2033   74.8
 688    2    525,000.00    525,000.00      5  2,187.50    360      360  12/1/2003  12/1/2003  11/1/2033  66.46
 689    2    545,312.06    546,000.00   4.75  2,848.20    360      359  11/1/2003  12/1/2003  10/1/2033     70
 690    2    370,000.00    370,000.00   5.25  1,618.75    360      359  11/1/2003  11/1/2003  10/1/2033  64.91
 691    2    496,000.00    496,000.00      5  2,662.64    360      360  12/1/2003  12/1/2003  11/1/2033     80
 692    2    503,200.00    503,200.00  4.375  2,512.41    360      360  12/1/2003  12/1/2003  11/1/2033     80
 693    2    325,217.73    325,600.00  5.125  1,772.85    360      359  11/1/2003  11/1/2003  10/1/2033     80
 694    2    385,000.00    385,000.00   5.75  1,844.79    360      360  12/1/2003  12/1/2003  11/1/2033     70
 695    2    409,284.40    409,800.00   4.75  2,137.72    360      359  11/1/2003  12/1/2003  10/1/2033  79.96
 696    2    448,000.00    448,000.00      5  1,866.67    360      359  11/1/2003  11/1/2003  10/1/2033     80
 697    2    745,000.00    745,000.00  5.125  3,181.77    360      359  11/1/2003  12/1/2003  10/1/2033  74.87
 698    2    636,000.00    636,000.00  4.625  3,269.93    360      360  12/1/2003  12/1/2003  11/1/2033     80
 699    2    408,000.00    408,000.00  4.875  2,159.17    360      360  12/1/2003  12/1/2003  11/1/2033     80
 700    2    344,000.00    344,000.00  5.375  1,540.83    360      359  11/1/2003  12/1/2003  10/1/2033     80
 701    2    487,000.00    487,000.00    4.5  2,467.56    360      360  12/1/2003  12/1/2003  11/1/2033   77.3
 702    2    411,344.00    411,344.00   4.75  1,628.24    360      359  11/1/2003  11/1/2003  10/1/2033  62.32
 703    2    373,300.00    373,300.00  4.625  1,438.76    360      359  11/1/2003  11/1/2003  10/1/2033     80
 704    2    492,000.00    492,000.00  4.375  2,456.49    360      360  12/1/2003  12/1/2003  11/1/2033     80
 705    2    589,690.60    590,400.00      5  3,169.40    360      359  11/1/2003  11/1/2003  10/1/2033     80
 706    2    759,128.25    760,000.00   5.25  4,196.75    360      359  11/1/2003  12/1/2003  10/1/2033  58.46
 707    2    440,505.83    441,000.00  5.375  2,469.48    360      359  11/1/2003  11/1/2003  10/1/2033  67.85
 708    2    399,200.00    399,200.00    5.5  1,829.67    360      359  11/1/2003  12/1/2003  10/1/2033     80
 709    2    488,000.00    488,000.00   3.75  1,525.00    360      359  11/1/2003  11/1/2003  10/1/2033     80
 710    2    375,548.22    376,000.00      5  2,018.45    360      359  11/1/2003  11/1/2003  10/1/2033  79.32
 711    2    548,000.00    548,000.00      5  2,941.79    360      360  12/1/2003  12/1/2003  11/1/2033     80
 712    2    644,000.00    644,000.00  5.625  3,018.75    360      359  11/1/2003  11/1/2003  10/1/2033  43.66
 713    2    479,238.10    480,000.00  5.375  2,911.90    300      299  11/1/2003  11/1/2003  10/1/2028     80
 714    2    465,000.00    465,000.00      4  1,550.00    360      360  12/1/2003  12/1/2003  11/1/2033  69.91

 715    2    742,500.00    742,500.00  4.625  3,817.49    360      360  12/1/2003  12/1/2003  11/1/2033  61.98
 716    2    360,430.03    362,000.00      4  1,728.25    360      357   9/1/2003  11/1/2003   8/1/2033  48.59
 717    2    402,500.00    402,500.00      5  1,677.08    360      359  11/1/2003  11/1/2003  10/1/2033     70
 718    2    405,000.00    405,000.00    5.5  1,856.25    360      360  12/1/2003  12/1/2003  11/1/2033     90
 719    2    610,000.00    610,000.00   5.25  2,668.75    360      360  12/1/2003  12/1/2003  11/1/2033  64.89
 720    2  1,000,000.00  1,000,000.00      5  4,166.67    360      360  12/1/2003  12/1/2003  11/1/2033     50
 721    2    581,600.00    581,600.00    4.5  2,181.00    360      360  12/1/2003  12/1/2003  11/1/2033     80
 722    2    349,549.47    350,000.00  4.625  1,799.49    360      359  11/1/2003  11/1/2003  10/1/2033  69.03
 723    2    455,500.88    456,000.00    5.5  2,589.12    360      359  11/1/2003  11/1/2003  10/1/2033     80
 724    2    454,500.00    454,500.00  5.625  2,130.47    360      360  12/1/2003  12/1/2003  11/1/2033     90
 725    2    674,090.76    675,000.00  4.375  3,370.18    360      359  11/1/2003  11/1/2003  10/1/2033   67.5
 726    2    344,545.68    345,000.00    4.5  1,748.07    360      359  11/1/2003  11/1/2003  10/1/2033   57.5
 727    2    509,000.00    509,000.00      5  2,732.43    360      360  12/1/2003  12/1/2003  11/1/2033  24.24
 728    2    484,000.00    484,000.00  5.375  2,167.92    360      359  11/1/2003  11/1/2003  10/1/2033     80
 729    2    510,195.00    510,195.00    4.5  1,913.23    360      359  11/1/2003  11/1/2003  10/1/2033     80
 730    2    455,200.00    455,200.00  4.875  2,408.96    360      360  12/1/2003  12/1/2003  11/1/2033     80
 731    2    365,000.00    365,000.00  4.875  1,931.61    360      360  12/1/2003  12/1/2003  11/1/2033  30.42
 732    2    490,526.29    491,250.00  3.875  2,310.04    360      359  11/1/2003  11/1/2003  10/1/2033  72.78
 733    2    732,000.00    732,000.00  4.875  3,873.81    360      360  12/1/2003  12/1/2003  11/1/2033  77.46
 734    2    322,701.00    322,701.00   4.75  1,277.36    360      360  12/1/2003  12/1/2003  11/1/2033  62.18
 735    2    671,211.04    672,000.00  5.125  3,658.96    360      359  11/1/2003  11/1/2003  10/1/2033     80
 736    2    901,200.00    901,200.00   4.75  4,701.09    360      360  12/1/2003  12/1/2003  11/1/2033  79.99
 737    2    520,800.00    520,800.00  5.125  2,224.25    360      359  11/1/2003  11/1/2003  10/1/2033     80
 738    2    477,000.00    477,000.00  5.375  2,671.07    360      360  12/1/2003  12/1/2003  11/1/2033  89.16
 739    2    459,407.87    460,000.00  4.625  2,365.05    360      359  11/1/2003  11/1/2003  10/1/2033     80
 740    2    440,000.00    440,000.00  5.375  1,970.83    360      359  11/1/2003  11/1/2003  10/1/2033     80
 741    2    343,526.05    344,000.00   4.25  1,692.28    360      359  11/1/2003  11/1/2003  10/1/2033     80
 742    2    725,139.76    730,000.00  4.375  7,521.70    120      119  11/1/2003  12/1/2003  10/1/2013  56.15
 743    2    607,153.33    608,000.00   4.25  2,991.00    360      359  11/1/2003  12/1/2003  10/1/2033     80
 744    2    555,000.00    555,000.00   4.75  2,895.15    360      360  12/1/2003  12/1/2003  11/1/2033     75
 745    2    509,000.00    509,000.00  5.625  2,385.94    360      360  12/1/2003  12/1/2003  11/1/2033  65.68
 746    2    342,000.00    342,000.00   5.25  1,496.25    360      359  11/1/2003  11/1/2003  10/1/2033  78.08
 747    2    984,000.00    984,000.00  4.625  5,059.14    360      360  12/1/2003  12/1/2003  11/1/2033     80
 748    2    384,000.00    384,000.00      5  2,061.40    360      360  12/1/2003  12/1/2003  11/1/2033     80
 749    2    406,742.61    407,255.00   4.75  2,124.44    360      359  11/1/2003  11/1/2003  10/1/2033     80
 750    2    435,000.00    435,000.00      5  2,335.18    360      360  12/1/2003  12/1/2003  11/1/2033   68.4
 751    2    399,966.20    402,000.00   4.25  1,977.60    360      359  11/1/2003  12/1/2003  10/1/2033  69.91
 752    2    325,160.16    325,500.00   5.75  1,899.53    360      359  11/1/2003  12/1/2003  10/1/2033     70
 753    2    749,034.58    750,000.00  4.625  3,856.05    360      359  11/1/2003  12/1/2003  10/1/2033  71.43
 754    2    494,458.19    495,000.00    5.5  2,810.56    360      359  11/1/2003  12/1/2003  10/1/2033     75
 755    2    322,800.00    322,800.00      5  1,345.00    360      359  11/1/2003  11/1/2003  10/1/2033  46.05
 756    2    450,000.00    450,000.00    5.5  2,555.06    360      360  12/1/2003  12/1/2003  11/1/2033  75.63
 757    2    448,000.00    448,000.00  4.625  2,303.35    360      360  12/1/2003  12/1/2003  11/1/2033     80
 758    2    372,000.00    372,000.00   5.25  2,054.20    360      360  12/1/2003  12/1/2003  11/1/2033     80
 759    2    471,432.87    472,000.00      5  2,533.80    360      359  11/1/2003  11/1/2003  10/1/2033     80
 760    2    503,200.00    503,200.00    4.5  2,549.65    360      360  12/1/2003  12/1/2003  11/1/2033     80
 761    2    425,145.00    425,600.00  5.625  2,450.00    360      359  11/1/2003  11/1/2003  10/1/2033     80
 762    2    435,200.00    435,200.00   4.75  2,270.21    360      360  12/1/2003  12/1/2003  11/1/2033     80
 763    2    657,000.00    657,000.00  4.875  3,476.90    360      360  12/1/2003  12/1/2003  11/1/2033  68.44
 764    2    600,000.00    600,000.00   4.75  2,375.00    360      360  12/1/2003  12/1/2003  11/1/2033  79.47
 765    2    548,924.22    549,600.00  4.875  2,908.53    360      359  11/1/2003  11/1/2003  10/1/2033     80
 766    2    730,000.00    730,000.00  4.875  3,863.22    360      360  12/1/2003  12/1/2003  11/1/2033  60.83
 767    2    499,412.98    500,000.00  5.125  2,722.44    360      359  11/1/2003  11/1/2003  10/1/2033     80
 768    2    388,000.00    388,000.00  3.875  1,824.52    360      360  12/1/2003  12/1/2003  11/1/2033     80
 769    2    407,498.33    408,000.00  4.875  2,159.17    360      359  11/1/2003  11/1/2003  10/1/2033     80
 770    2    478,624.22    479,200.00      5  2,572.45    360      359  11/1/2003  12/1/2003  10/1/2033     80
 771    2    355,000.00    355,000.00  4.625  1,825.20    360      360  12/1/2003  12/1/2003  11/1/2033  78.89
 772    2    595,392.35    596,000.00  5.875  3,525.57    360      359  11/1/2003  11/1/2003  10/1/2033     80
 773    2    379,488.13    380,000.00  4.375  1,897.29    360      359  11/1/2003  11/1/2003  10/1/2033     80
 774    2    140,720.00    140,720.00    5.5    644.97    360      359  11/1/2003  11/1/2003  10/1/2033     80
 775    2    330,750.00    330,750.00   5.75  1,584.84    360      359  11/1/2003  11/1/2003  10/1/2033     90
 776    2    443,490.71    444,000.00   5.25  2,451.79    360      359  11/1/2003  11/1/2003  10/1/2033     80
 777    2    982,761.99    984,000.00   4.75  5,133.01    360      359  11/1/2003  11/1/2003  10/1/2033  28.94
 778    2    510,000.00    510,000.00  4.625  1,965.63    360      360  12/1/2003  12/1/2003  11/1/2033     75
 779    2    749,077.81    750,000.00  4.875  3,969.07    360      359  11/1/2003  11/1/2003  10/1/2033  78.53

 780    2    335,482.66    336,000.00  3.625  1,532.34    360      359  11/1/2003  12/1/2003  10/1/2033     80
 781    2  1,025,000.00  1,025,000.00  4.125  4,967.66    360      360  12/1/2003  12/1/2003  11/1/2033  33.06
 782    2  1,100,000.00  1,100,000.00  5.125  4,697.92    360      359  11/1/2003  12/1/2003  10/1/2033  57.89
 783    2    395,442.03    396,000.00  4.125  1,919.22    360      359  11/1/2003  11/1/2003  10/1/2033     80
 784    2    547,310.54    548,000.00   4.75  2,858.63    360      359  11/1/2003  12/1/2003  10/1/2033     80
 785    2    730,287.05    731,250.00    4.5  3,705.14    360      359  11/1/2003  11/1/2003  10/1/2033     75
 786    2    496,000.00    496,000.00      5  2,066.67    360      359  11/1/2003  11/1/2003  10/1/2033     80
 787    2    397,000.00    397,000.00      5  2,131.19    360      360  12/1/2003  12/1/2003  11/1/2033  81.69
 788    2    372,130.21    372,599.00   4.75  1,943.66    360      359  11/1/2003  11/1/2003  10/1/2033     80
 789    2    360,595.48    361,000.00  5.375  2,021.50    360      359  11/1/2003  11/1/2003  10/1/2033  79.34
 790    2    739,000.00    739,000.00  4.375  3,689.72    360      360  12/1/2003  12/1/2003  11/1/2033  68.11
 791    2    507,375.37    508,000.00  4.875  2,688.38    360      359  11/1/2003  11/1/2003  10/1/2033  68.19
 792    2  1,175,000.00  1,175,000.00   5.75  6,856.99    360      360  12/1/2003  12/1/2003  11/1/2033  67.14
 793    2    526,500.00    526,500.00  4.625  2,706.95    360      360  12/1/2003  12/1/2003  11/1/2033  64.21
 794    2    373,000.00    373,000.00    4.5  1,889.94    360      360  12/1/2003  12/1/2003  11/1/2033  79.36
 795    2    809,004.04    810,000.00  4.875  4,286.59    360      359  11/1/2003  12/1/2003  10/1/2033  62.31
 796    2    420,000.00    420,000.00      5  1,750.00    360      359  11/1/2003  11/1/2003  10/1/2033     75
 797    2    419,920.00    419,920.00  5.625  2,417.30    360      360  12/1/2003  12/1/2003  11/1/2033     80
 798    2    323,000.00    323,000.00  4.625  1,244.90    360      359  11/1/2003  11/1/2003  10/1/2033  45.17
 799    2    412,000.00    412,000.00      5  1,716.67    360      359  11/1/2003  11/1/2003  10/1/2033     80
 800    2    711,700.00    711,700.00  4.875  2,891.28    360      359  11/1/2003  11/1/2003  10/1/2033  53.71
 801    2    535,289.17    536,000.00  5.125  2,918.46    360      359  11/1/2003  12/1/2003  10/1/2033     80
 802    2    650,000.00    650,000.00   4.75  3,390.71    360      360  12/1/2003  12/1/2003  11/1/2033  63.88
 803    2    405,000.00    405,000.00  4.625  2,082.27    360      360  12/1/2003  12/1/2003  11/1/2033  73.64
 804    2    367,547.51    368,000.00  4.875  1,947.49    360      359  11/1/2003  11/1/2003  10/1/2033     80
 805    2    445,464.10    446,000.00      5  2,394.23    360      359  11/1/2003  12/1/2003  10/1/2033  78.25
 806    2    347,036.39    347,494.00    4.5  1,760.71    360      359  11/1/2003  11/1/2003  10/1/2033  73.16
 807    2    380,000.00    380,000.00  4.625  1,953.74    360      360  12/1/2003  12/1/2003  11/1/2033  74.15
 808    2    676,000.00    676,000.00      5  2,816.67    360      359  11/1/2003  11/1/2003  10/1/2033  63.47
 809    2    628,000.00    628,000.00  4.875  3,323.43    360      360  12/1/2003  12/1/2003  11/1/2033     80
 810    2    563,368.01    564,000.00  5.375  3,158.24    360      359  11/1/2003  11/1/2003  10/1/2033     80
 811    2    449,446.69    450,000.00  4.875  2,381.44    360      359  11/1/2003  11/1/2003  10/1/2033  77.59
 812    2    349,598.53    350,000.00   5.25  1,932.72    360      359  11/1/2003  11/1/2003  10/1/2033  53.93
 813    2    502,337.62    503,000.00    4.5  2,548.63    360      359  11/1/2003  11/1/2003  10/1/2033  54.38
 814    2    592,753.29    593,500.00   4.75  3,095.98    360      359  11/1/2003  11/1/2003  10/1/2033  77.08
 815    2    855,000.00    855,000.00  4.875  3,473.44    360      360  12/1/2003  12/1/2003  11/1/2033  78.95
 816    2    499,370.93    500,000.00   4.75  2,608.24    360      359  11/1/2003  12/1/2003  10/1/2033  22.73
 817    2    623,159.45    624,000.00  4.375  3,115.55    360      359  11/1/2003  11/1/2003  10/1/2033     80
 818    2    359,577.34    360,000.00  5.125  1,960.16    360      359  11/1/2003  11/1/2003  10/1/2033  64.86
 819    2    575,000.00    575,000.00   4.75  2,276.04    360      359  11/1/2003  12/1/2003  10/1/2033  78.23
 820    2    904,000.00    904,000.00  4.375  3,295.83    360      360  12/1/2003  12/1/2003  11/1/2033  76.68
 821    2    431,000.00    431,000.00    4.5  1,616.25    360      360  12/1/2003  12/1/2003  11/1/2033  73.05
 822    2    503,351.23    504,000.00  4.625  2,591.27    360      359  11/1/2003  12/1/2003  10/1/2033     70
 823    2    749,098.83    750,000.00      5  4,026.17    360      359  11/1/2003  11/1/2003  10/1/2033  68.12
 824    2    750,000.00    750,000.00    4.5  2,812.50    360      359  11/1/2003  11/1/2003  10/1/2033  77.48
 825    2    763,000.00    763,000.00    5.5  3,497.08    360      360  12/1/2003  12/1/2003  11/1/2033  52.62
 826    2    319,949.00    320,000.00  5.875  1,566.67    360      348  12/1/2002  11/1/2003  11/1/2032     80
 827    2    467,475.58    468,000.00  5.375  2,620.67    360      359  11/1/2003  12/1/2003  10/1/2033     80
 828    2    400,000.00    400,000.00  4.875  1,625.00    360      360  12/1/2003  12/1/2003  11/1/2033  74.91
 829    2    398,000.00    398,000.00   4.75  2,076.16    360      360  12/1/2003  12/1/2003  11/1/2033   79.6
 830    2    424,000.00    424,000.00   4.75  2,211.79    360      360  12/1/2003  12/1/2003  11/1/2033  51.39
 831    2    514,400.00    514,400.00  4.875  2,722.25    360      360  12/1/2003  12/1/2003  11/1/2033     80
 832    2    512,369.22    513,000.00  4.875  2,714.84    360      359  11/1/2003  12/1/2003  10/1/2033  63.02
 833    2    450,000.00    450,000.00  4.875  2,381.44    360      360  12/1/2003  12/1/2003  11/1/2033  74.88
 834    2    739,047.44    740,000.00  4.625  3,804.64    360      359  11/1/2003  12/1/2003  10/1/2033     80
 835    2    500,000.00    500,000.00   4.75  1,979.17    360      359  11/1/2003  11/1/2003  10/1/2033  68.49
 836    2    423,535.90    424,000.00    5.5  2,407.43    360      359  11/1/2003  11/1/2003  10/1/2033     80
 837    2    360,000.00    360,000.00   5.25  1,987.94    360      360  12/1/2003  12/1/2003  11/1/2033  61.02
 838    2    465,000.00    465,000.00  4.625  2,390.75    360      360  12/1/2003  12/1/2003  11/1/2033  66.43
 839    2    680,000.00    680,000.00    4.5  3,445.47    360      360  12/1/2003  12/1/2003  11/1/2033  69.74
 840    2    347,475.85    348,000.00   3.75  1,611.65    360      359  11/1/2003  11/1/2003  10/1/2033     80
 841    2    561,000.00    561,000.00   4.75  2,220.62    360      359  11/1/2003  11/1/2003  10/1/2033  79.01
 842    2    469,000.00    469,000.00   4.25  1,661.04    360      359  11/1/2003  11/1/2003  10/1/2033  72.15
 843    2    346,120.74    346,500.00    5.5  1,967.39    360      359  11/1/2003  11/1/2003  10/1/2033     90
 844    2    858,000.00    858,000.00      5  3,575.00    360      360  12/1/2003  12/1/2003  11/1/2033  68.64

 845    2    390,540.95    391,000.00  5.125  2,128.95    360      359  11/1/2003  11/1/2003  10/1/2033   78.2
 846    2    323,661.72    324,000.00   5.75  1,890.78    360      359  11/1/2003  11/1/2003  10/1/2033     75
 847    2    450,000.00    450,000.00   4.75  1,781.25    360      360  12/1/2003  12/1/2003  11/1/2033  71.43
 848    2    381,929.80    382,400.00  4.875  2,023.70    360      359  11/1/2003  11/1/2003  10/1/2033     80
 849    2  1,060,791.00  1,062,500.00  3.375  4,697.28    360      359  11/1/2003  11/1/2003  10/1/2033     50
 850    2    533,000.00    533,000.00  4.625  2,054.27    360      360  12/1/2003  12/1/2003  11/1/2033     65
 851    2    364,551.20    365,000.00  4.875  1,931.61    360      359  11/1/2003  11/1/2003  10/1/2033  79.35
 852    2    353,194.40    353,600.00   5.25  1,952.60    360      359  11/1/2003  11/1/2003  10/1/2033     80
 853    2    450,000.00    450,000.00    4.5  2,280.09    360      360  12/1/2003  12/1/2003  11/1/2033  79.65
 854    2    520,000.00    520,000.00      5  2,166.67    360      359  11/1/2003  11/1/2003  10/1/2033  74.82
 855    2    518,347.03    519,000.00   4.75  2,707.35    360      359  11/1/2003  11/1/2003  10/1/2033  62.91
 856    2    584,000.00    584,000.00      5  2,433.33    360      360  12/1/2003  12/1/2003  11/1/2033     80
 857    2    635,000.00    635,000.00   4.75  3,312.47    360      360  12/1/2003  12/1/2003  11/1/2033  76.05
 858    2    479,997.98    480,000.00   4.75  1,900.00    360      357   9/1/2003  11/1/2003   8/1/2033     75
 859    2    462,123.80    462,667.00  5.125  2,519.17    360      359  11/1/2003  12/1/2003  10/1/2033  69.05
 860    2    793,976.65    795,000.00  4.625  4,087.41    360      359  11/1/2003  11/1/2003  10/1/2033   63.6
 861    2    414,320.00    414,320.00   4.75  1,640.02    360      360  12/1/2003  12/1/2003  11/1/2033     80
 862    2    411,469.66    412,000.00  4.625  2,118.26    360      359  11/1/2003  11/1/2003  10/1/2033     80
 863    2    549,269.79    550,000.00  4.625  2,827.77    360      359  11/1/2003  12/1/2003  10/1/2033  46.81
 864    2    559,327.12    560,000.00      5  3,006.21    360      359  11/1/2003  11/1/2003  10/1/2033     80
 865    2    607,252.41    608,000.00  4.875  3,217.59    360      359  11/1/2003  12/1/2003  10/1/2033     80
 866    2    672,000.00    672,000.00      5  3,607.45    360      360  12/1/2003  12/1/2003  11/1/2033     80
 867    2    514,000.00    514,000.00  4.875  2,720.14    360      360  12/1/2003  12/1/2003  11/1/2033  79.08
 868    2    595,000.00    595,000.00    4.5  2,231.25    360      359  11/1/2003  11/1/2003  10/1/2033  74.38
 869    2    600,000.00    600,000.00      5  3,220.93    360      360  12/1/2003  12/1/2003  11/1/2033  48.39
 870    2    455,039.80    455,600.00  4.875  2,411.08    360      359  11/1/2003  12/1/2003  10/1/2033     80
 871    2    439,471.31    440,000.00      5  2,362.02    360      359  11/1/2003  11/1/2003  10/1/2033     80
 872    2    590,000.00    590,000.00  4.625  3,033.43    360      360  12/1/2003  12/1/2003  11/1/2033  59.84
 873    2    471,432.87    472,000.00      5  2,533.80    360      359  11/1/2003  11/1/2003  10/1/2033  79.63
 874    2    422,500.00    422,500.00      4  2,017.08    360      360  12/1/2003  12/1/2003  11/1/2033  69.83
 875    2    346,635.14    347,024.00  5.375  1,943.24    360      359  11/1/2003  12/1/2003  10/1/2033     80
 876    2    398,000.00    398,000.00  4.875  2,106.25    360      360  12/1/2003  12/1/2003  11/1/2033  79.92
 877    2    561,724.24    562,400.00      5  3,019.09    360      359  11/1/2003  11/1/2003  10/1/2033     80
 878    2    451,100.00    451,100.00   4.75  1,785.60    360      359  11/1/2003  12/1/2003  10/1/2033  73.95
 879    2    973,626.22    975,000.00  4.125  4,725.34    360      359  11/1/2003  11/1/2003  10/1/2033     75
 880    2    677,900.00    677,900.00   4.75  2,683.35    360      360  12/1/2003  12/1/2003  11/1/2033     80
 881    2    438,000.00    438,000.00  4.625  1,688.13    360      359  11/1/2003  11/1/2003  10/1/2033  77.52
 882    2    391,920.00    391,920.00   4.75  1,551.35    360      360  12/1/2003  12/1/2003  11/1/2033     80
 883    2    651,681.25    660,000.00  4.875  3,492.78    360      359  11/1/2003  12/1/2003  10/1/2033  25.53
 884    2    411,457.45    412,000.00    4.5  2,087.55    360      359  11/1/2003  11/1/2003  10/1/2033  56.83
 885    2    388,000.00    388,000.00  4.875  2,053.33    360      360  12/1/2003  12/1/2003  11/1/2033     80
 886    2    499,385.20    500,000.00  4.875  2,646.05    360      359  11/1/2003  11/1/2003  10/1/2033   62.5
 887    2    488,000.00    488,000.00   4.75  2,545.64    360      360  12/1/2003  12/1/2003  11/1/2033  52.76
 888    2    548,576.65    549,300.00    4.5  2,783.23    360      359  11/1/2003  12/1/2003  10/1/2033  79.99
 889    2  1,000,000.00  1,000,000.00   4.75  5,216.48    360      360  12/1/2003  12/1/2003  11/1/2033  71.43
 890    2    578,000.00    578,000.00   4.75  3,015.13    360      360  12/1/2003  12/1/2003  11/1/2033  74.87
 891    2    394,000.00    394,000.00  5.875  1,928.96    360      360  12/1/2003  12/1/2003  11/1/2033  66.78
 892    2    420,000.00    420,000.00   4.75  2,190.92    360      360  12/1/2003  12/1/2003  11/1/2033     80
 893    2    486,750.00    486,750.00   4.75  2,539.12    360      360  12/1/2003  12/1/2003  11/1/2033  70.54
 894    2  1,000,000.00  1,000,000.00   4.75  3,958.33    360      360  12/1/2003  12/1/2003  11/1/2033  76.92
 895    2    395,200.00    395,200.00   4.75  1,564.33    360      360  12/1/2003  12/1/2003  11/1/2033     80
 896    2    500,000.00    500,000.00  4.625  2,570.70    360      360  12/1/2003  12/1/2003  11/1/2033     80
 897    2    572,000.00    572,000.00  5.375  2,562.08    360      359  11/1/2003  11/1/2003  10/1/2033     80
 898    2    575,258.55    576,000.00  4.625  2,961.45    360      359  11/1/2003  11/1/2003  10/1/2033  59.37
 899    2    434,000.00    434,000.00  4.625  2,231.37    360      360  12/1/2003  12/1/2003  11/1/2033  54.45
 900    2    380,000.00    380,000.00   4.75  1,504.17    360      359  11/1/2003  11/1/2003  10/1/2033     80
 901    2    986,000.00    986,000.00  4.625  5,069.42    360      360  12/1/2003  12/1/2003  11/1/2033  61.63
 902    2    410,060.00    410,060.00    4.5  2,077.72    360      360  12/1/2003  12/1/2003  11/1/2033  65.71
 903    2    763,824.00    763,824.00   4.75  3,023.47    360      359  11/1/2003  11/1/2003  10/1/2033  54.27
 904    2    370,000.00    370,000.00   5.75  1,772.92    360      359  11/1/2003  11/1/2003  10/1/2033  77.08
 905    2    439,200.00    439,200.00   4.75  2,291.08    360      360  12/1/2003  12/1/2003  11/1/2033     80
 906    2  1,103,000.00  1,103,000.00   5.25  4,825.63    360      359  11/1/2003  11/1/2003  10/1/2033  40.85
 907    2    480,000.00    480,000.00      5  2,000.00    360      359  11/1/2003  11/1/2003  10/1/2033     80
 908    2    450,000.00    450,000.00   4.25  1,593.75    360      359  11/1/2003  11/1/2003  10/1/2033  66.67
 909    2    399,551.78    400,000.00  5.375  2,239.89    360      359  11/1/2003  11/1/2003  10/1/2033     80

 910    2    418,750.00    418,750.00      5  2,247.95    360      360  12/1/2003  12/1/2003  11/1/2033  76.83
 911    2    385,250.00    385,250.00  5.375  2,157.29    360      360  12/1/2003  12/1/2003  11/1/2033  61.15
 912    2    480,000.00    480,000.00   4.25  1,700.00    360      359  11/1/2003  11/1/2003  10/1/2033     80
 913    2    504,000.00    504,000.00      5  2,705.59    360      360  12/1/2003  12/1/2003  11/1/2033  74.97
 914    2  1,000,000.00  1,000,000.00   4.75  5,216.48    360      360  12/1/2003  12/1/2003  11/1/2033   62.5
 915    2    347,200.00    347,200.00      5  1,446.67    360      360  12/1/2003  12/1/2003  11/1/2033     80
 916    2    700,000.00    700,000.00   4.75  3,651.54    360      360  12/1/2003  12/1/2003  11/1/2033  60.87
 917    2    532,000.00    532,000.00  5.875  2,604.58    360      360  12/1/2003  12/1/2003  11/1/2033     70
 918    2    536,000.00    536,000.00  5.125  2,918.46    360      360  12/1/2003  12/1/2003  11/1/2033     80
 919    2    400,000.00    400,000.00  4.875  2,116.84    360      360  12/1/2003  12/1/2003  11/1/2033  56.34
 920    2    435,000.00    435,000.00  4.625  2,236.51    360      360  12/1/2003  12/1/2003  11/1/2033   72.5
 921    2    543,815.08    544,516.00  4.625  2,799.58    360      359  11/1/2003  12/1/2003  10/1/2033  67.06
 922    2    699,139.29    700,000.00  4.875  3,704.46    360      359  11/1/2003  11/1/2003  10/1/2033  48.28
 923    2    499,452.72    500,000.00    5.5  2,838.95    360      359  11/1/2003  11/1/2003  10/1/2033     80
 924    2    520,000.00    520,000.00  5.375  2,329.17    360      359  11/1/2003  11/1/2003  10/1/2033  76.47
 925    2    442,000.00    442,000.00   4.75  1,749.58    360      360  12/1/2003  12/1/2003  11/1/2033  73.67
 926    2    382,284.36    382,800.00  4.375  1,911.27    360      359  11/1/2003  11/1/2003  10/1/2033  77.33
 927    2    506,400.00    506,400.00  4.875  2,679.92    360      360  12/1/2003  12/1/2003  11/1/2033  48.09
 928    2    368,000.00    368,000.00  4.375  1,837.37    360      360  12/1/2003  12/1/2003  11/1/2033     80
 929    2    625,600.00    625,600.00  4.625  3,216.46    360      360  12/1/2003  12/1/2003  11/1/2033   69.9
 930    2    498,414.15    499,000.00  5.125  2,717.00    360      359  11/1/2003  11/1/2003  10/1/2033  79.21
 931    2    654,000.00    654,000.00  4.875  2,656.88    360      359  11/1/2003  12/1/2003  10/1/2033   43.6
 932    2    701,136.83    702,000.00  4.875  3,715.05    360      359  11/1/2003  11/1/2003  10/1/2033  51.43
 933    2    441,443.89    442,000.00   4.75  2,305.69    360      359  11/1/2003  12/1/2003  10/1/2033  74.66
 934    2    684,800.00    684,800.00  5.375  3,834.69    360      360  12/1/2003  12/1/2003  11/1/2033     80
 935    2    717,096.65    718,000.00   4.75  3,745.43    360      359  11/1/2003  11/1/2003  10/1/2033  64.98
 936    2    572,000.00    572,000.00      5  2,383.33    360      359  11/1/2003  11/1/2003  10/1/2033     80
 937    2    384,515.61    385,000.00   4.75  2,008.35    360      359  11/1/2003  11/1/2003  10/1/2033  75.85
 938    2    990,000.00    990,000.00   4.75  3,918.75    360      359  11/1/2003  11/1/2003  10/1/2033  69.47
 939    2    348,642.56    349,800.00  4.875  1,851.18    360      359  11/1/2003  11/1/2003  10/1/2033  79.79
 940    2    429,600.00    429,600.00    5.5  2,439.23    360      360  12/1/2003  12/1/2003  11/1/2033     80
 941    2    404,478.67    405,000.00  4.625  2,082.27    360      359  11/1/2003  11/1/2003  10/1/2033   67.5
 942    2    753,250.00    753,250.00    4.5  2,824.69    360      359  11/1/2003  11/1/2003  10/1/2033     80
 943    2    339,000.00    339,000.00  5.125  1,845.82    360      360  12/1/2003  12/1/2003  11/1/2033   75.5
 944    2    372,000.00    372,000.00      5  1,550.00    360      359  11/1/2003  11/1/2003  10/1/2033  78.32
 945    2    434,489.29    435,000.00  5.125  2,368.52    360      359  11/1/2003  11/1/2003  10/1/2033   72.5
 946    2    331,562.80    332,000.00    4.5  1,682.20    360      359  11/1/2003  12/1/2003  10/1/2033     80
 947    2    975,000.00    975,000.00  4.875  3,960.94    360      360  12/1/2003  12/1/2003  11/1/2033     75
 948    2    443,441.38    444,000.00   4.75  2,316.12    360      359  11/1/2003  11/1/2003  10/1/2033     80
 949    2    347,552.04    348,000.00  4.625  1,789.21    360      359  11/1/2003  11/1/2003  10/1/2033     80
 950    2    359,624.13    360,000.00   5.75  2,100.87    360      359  11/1/2003  11/1/2003  10/1/2033     80
 951    2    672,500.00    672,500.00  4.375  3,357.70    360      360  12/1/2003  12/1/2003  11/1/2033   73.1
 952    2    350,768.17    351,200.00  4.875  1,858.58    360      359  11/1/2003  11/1/2003  10/1/2033     80
 953    2    412,004.36    412,500.00      5  2,214.39    360      359  11/1/2003  11/1/2003  10/1/2033     75
 954    2    746,960.83    748,000.00   4.75  3,901.93    360      359  11/1/2003  12/1/2003  10/1/2033     80
 955    2    545,000.00    545,000.00  4.875  2,884.19    360      360  12/1/2003  12/1/2003  11/1/2033  69.87
 956    2    420,000.00    420,000.00  3.875  1,975.00    360      360  12/1/2003  12/1/2003  11/1/2033     80
 957    2    379,532.75    380,000.00  4.875  2,011.00    360      359  11/1/2003  12/1/2003  10/1/2033  75.25
 958    2    368,000.00    368,000.00   4.75  1,456.67    360      359  11/1/2003  11/1/2003  10/1/2033  79.65
 959    2    404,000.00    404,000.00    4.5  2,047.01    360      360  12/1/2003  12/1/2003  11/1/2033     80
 960    2    384,000.00    384,000.00  5.125  1,640.00    360      359  11/1/2003  11/1/2003  10/1/2033     80
 961    2    461,600.00    461,600.00      5  1,923.33    360      360  12/1/2003  12/1/2003  11/1/2033     80
 962    2    412,991.56    413,500.00  4.875  2,188.28    360      359  11/1/2003  11/1/2003  10/1/2033     80
 963    2    407,553.42    408,000.00    5.5  2,316.58    360      359  11/1/2003  12/1/2003  10/1/2033     80
 964    2    419,483.57    420,000.00  4.875  2,222.68    360      359  11/1/2003  11/1/2003  10/1/2033     80
 965    2    343,077.63    343,500.00  4.875  1,817.84    360      359  11/1/2003  11/1/2003  10/1/2033   45.2
 966    2    472,148.60    472,800.00   4.25  2,325.90    360      359  11/1/2003  11/1/2003  10/1/2033     80
 967    2    617,089.56    618,000.00  3.875  2,906.07    360      359  11/1/2003  12/1/2003  10/1/2033     80
 968    2    496,000.00    496,000.00  5.875  2,934.03    360      360  12/1/2003  12/1/2003  11/1/2033  79.36
 969    2    468,000.00    468,000.00   4.75  2,441.31    360      360  12/1/2003  12/1/2003  11/1/2033  79.32
 970    2    402,504.48    403,000.00  4.875  2,132.71    360      359  11/1/2003  11/1/2003  10/1/2033  79.02
 971    2    329,000.00    329,000.00   4.75  1,302.29    360      359  11/1/2003  12/1/2003  10/1/2033  78.33
 972    2    355,081.72    356,000.00  4.625  1,830.34    360      358  10/1/2003  11/1/2003   9/1/2033  61.91
 973    2    624,283.10    625,000.00   5.25  3,451.28    360      359  11/1/2003  12/1/2003  10/1/2033  73.53
 974    2    384,000.00    384,000.00  4.875  2,032.16    360      360  12/1/2003  12/1/2003  11/1/2033     80

 975    2    499,399.22    500,000.00      5  2,684.11    360      359  11/1/2003  11/1/2003  10/1/2033  19.23
 976    2    468,072.00    468,072.00   4.75  2,441.69    360      360  12/1/2003  12/1/2003  11/1/2033     80
 977    2    539,000.00    539,000.00   5.25  2,976.38    360      360  12/1/2003  12/1/2003  11/1/2033  72.94
 978    2    360,000.00    360,000.00  5.125  1,960.16    360      360  12/1/2003  12/1/2003  11/1/2033  67.92
 979    2    422,691.50    423,200.00      5  2,271.83    360      359  11/1/2003  12/1/2003  10/1/2033     80
 980    2    750,000.00    750,000.00   5.75  3,593.75    360      359  11/1/2003  11/1/2003  10/1/2033  68.18
 981    2    550,382.57    551,000.00  5.375  3,085.45    360      359  11/1/2003  11/1/2003  10/1/2033  74.97
 982    2    412,000.00    412,000.00    4.5  2,087.55    360      360  12/1/2003  12/1/2003  11/1/2033     80
 983    2    391,400.00    391,400.00  4.875  1,590.06    360      360  12/1/2003  12/1/2003  11/1/2033  79.89
 984    2    380,000.00    380,000.00  4.375  1,385.42    360      360  12/1/2003  12/1/2003  11/1/2033  79.17
 985    2    910,000.00    910,000.00   4.75  3,602.08    360      359  11/1/2003  11/1/2003  10/1/2033  63.64
 986    2    369,555.43    370,000.00      5  1,986.24    360      359  11/1/2003  12/1/2003  10/1/2033  33.94
 987    2    528,200.00    528,200.00      4  2,521.71    360      360  12/1/2003  12/1/2003  11/1/2033  60.71
 988    2    521,500.00    521,500.00  4.625  2,009.95    360      359  11/1/2003  12/1/2003  10/1/2033     70
 989    2    696,000.00    696,000.00   5.25  3,045.00    360      359  11/1/2003  11/1/2003  10/1/2033     80
 990    2    440,000.00    440,000.00   4.75  2,295.25    360      360  12/1/2003  12/1/2003  11/1/2033  77.19
 991    2    650,203.84    656,300.00   4.25  3,228.61    360      359  11/1/2003  11/1/2003  10/1/2033  54.69
 992    2    500,000.00    500,000.00   5.25  2,761.02    360      360  12/1/2003  12/1/2003  11/1/2033  52.63
 993    2    342,042.51    342,400.00   5.75  1,998.16    360      359  11/1/2003  11/1/2003  10/1/2033  44.47
 994    2    469,408.67    470,000.00   4.75  2,451.75    360      359  11/1/2003  11/1/2003  10/1/2033  72.31
 995    2    490,000.00    490,000.00   5.75  2,859.51    360      360  12/1/2003  12/1/2003  11/1/2033  77.96
 996    2    385,037.57    385,440.00   5.75  2,249.33    360      359  11/1/2003  11/1/2003  10/1/2033     80
 997    2    501,353.80    502,000.00  4.625  2,580.99    360      359  11/1/2003  11/1/2003  10/1/2033     80
 998    2    447,330.15    447,920.00    4.5  2,269.55    360      359  11/1/2003  11/1/2003  10/1/2033     80
 999    2    636,000.00    636,000.00  4.625  3,269.93    360      360  12/1/2003  12/1/2003  11/1/2033     80
1000    2    370,000.00    370,000.00  4.875  1,503.13    360      359  11/1/2003  11/1/2003  10/1/2033  64.35
1001    2    588,000.00    588,000.00   4.75  2,327.50    360      359  11/1/2003  11/1/2003  10/1/2033     70
1002    2    880,000.00    880,000.00  4.875  3,575.00    360      360  12/1/2003  12/1/2003  11/1/2033     80
1003    2    428,000.00    428,000.00  4.625  2,200.52    360      360  12/1/2003  12/1/2003  11/1/2033     80
1004    2    491,921.79    492,500.00  5.125  2,681.60    360      359  11/1/2003  11/1/2003  10/1/2033  74.96
1005    2    373,571.00    374,000.00   5.25  2,065.25    360      359  11/1/2003  11/1/2003  10/1/2033   54.2
1006    2    399,473.25    400,000.00    4.5  2,026.75    360      359  11/1/2003  11/1/2003  10/1/2033     80
1007    2    789,028.63    790,000.00  4.875  4,180.75    360      359  11/1/2003  11/1/2003  10/1/2033  71.82
1008    2    591,500.00    591,500.00   4.75  2,341.35    360      359  11/1/2003  11/1/2003  10/1/2033  59.15
1009    2    719,920.00    719,920.00  4.125  3,489.10    360      360  12/1/2003  12/1/2003  11/1/2033     80
1010    2    537,000.00    537,000.00  4.875  2,181.56    360      360  12/1/2003  12/1/2003  11/1/2033  73.98
1011    2    539,000.00    539,000.00  5.375  3,018.25    360      360  12/1/2003  12/1/2003  11/1/2033  72.94
1012    2    499,326.49    500,000.00  4.375  2,496.43    360      359  11/1/2003  11/1/2003  10/1/2033  42.92
1013    2    574,292.99    575,000.00  4.875  3,042.95    360      359  11/1/2003  11/1/2003  10/1/2033  62.84
1014    2    650,000.00    650,000.00      5  2,708.33    360      359  11/1/2003  11/1/2003  10/1/2033  63.73
1015    2    446,000.00    446,000.00  4.875  2,360.27    360      360  12/1/2003  12/1/2003  11/1/2033  68.62
1016    2    532,000.00    532,000.00      5  2,855.90    360      360  12/1/2003  12/1/2003  11/1/2033     80
1017    2    507,874.75    508,500.00  4.875  2,691.03    360      359  11/1/2003  11/1/2003  10/1/2033  53.53
1018    2    558,000.00    558,000.00  4.875  2,952.99    360      360  12/1/2003  12/1/2003  11/1/2033  60.32
1019    2    475,000.00    475,000.00  4.625  2,442.17    360      360  12/1/2003  12/1/2003  11/1/2033  55.88
1020    2    627,227.82    628,000.00  4.875  3,323.43    360      359  11/1/2003  11/1/2003  10/1/2033  70.96
1021    2    673,000.00    673,000.00   4.75  3,510.69    360      360  12/1/2003  12/1/2003  11/1/2033  22.43
1022    2    422,000.00    422,000.00   4.25  2,075.99    360      360  12/1/2003  12/1/2003  11/1/2033  69.18
1023    2    380,582.97    381,000.00    5.5  2,163.28    360      359  11/1/2003  12/1/2003  10/1/2033  69.91
1024    2    463,440.10    463,960.00  5.375  2,598.05    360      359  11/1/2003  11/1/2003  10/1/2033     80
1025    2    485,000.00    485,000.00   5.25  2,121.88    360      360  12/1/2003  12/1/2003  11/1/2033  30.79
1026    2    322,800.00    322,800.00   4.75  1,277.75    360      359  11/1/2003  11/1/2003  10/1/2033   74.9
1027    2    352,000.00    352,000.00   4.75  1,836.20    360      360  12/1/2003  12/1/2003  11/1/2033     80
1028    2    400,000.00    400,000.00  4.375  1,997.15    360      360  12/1/2003  12/1/2003  11/1/2033  72.73
1029    2    445,600.00    445,600.00  5.625  2,565.13    360      360  12/1/2003  12/1/2003  11/1/2033  68.87
1030    2    428,000.00    428,000.00  5.375  1,917.08    360      359  11/1/2003  12/1/2003  10/1/2033     80
1031    2    488,000.00    488,000.00  4.625  2,509.01    360      360  12/1/2003  12/1/2003  11/1/2033     80
1032    2    500,000.00    500,000.00  4.875  2,646.05    360      360  12/1/2003  12/1/2003  11/1/2033  64.94
1033    2    435,476.12    436,000.00      5  2,340.55    360      359  11/1/2003  11/1/2003  10/1/2033   67.7
1034    2    905,000.00    905,000.00   4.75  4,720.91    360      360  12/1/2003  12/1/2003  11/1/2033  69.62
1035    2    351,200.00    351,200.00  4.875  1,858.58    360      360  12/1/2003  12/1/2003  11/1/2033  79.82
1036    2    460,000.00    460,000.00  4.875  2,434.36    360      360  12/1/2003  12/1/2003  11/1/2033     80
1037    2    508,000.00    508,000.00  4.875  2,063.75    360      359  11/1/2003  11/1/2003  10/1/2033  61.58
1038    2    428,000.00    428,000.00    4.5  1,605.00    360      359  11/1/2003  11/1/2003  10/1/2033     80
1039    2    795,848.00    795,848.00    4.5  2,984.43    360      359  11/1/2003  11/1/2003  10/1/2033     75

1040    2    496,000.00    496,000.00   5.25  2,738.94    360      360  12/1/2003  12/1/2003  11/1/2033     80
1041    2    599,209.88    600,000.00    4.5  3,040.12    360      359  11/1/2003  11/1/2003  10/1/2033  73.08
1042    2    400,000.00    400,000.00  4.875  1,625.00    360      360  12/1/2003  12/1/2003  11/1/2033     80
1043    2    460,000.00    460,000.00      6  2,300.00    360      359  11/1/2003  11/1/2003  10/1/2033  79.05
1044    2    660,000.00    660,000.00      5  2,750.00    360      360  12/1/2003  12/1/2003  11/1/2033  69.84
1045    2    410,945.70    411,500.00  4.375  2,054.56    360      359  11/1/2003  11/1/2003  10/1/2033  79.13
1046    2    336,284.00    336,284.00  4.875  1,779.65    360      360  12/1/2003  12/1/2003  11/1/2033     90
1047    2    393,300.00    393,500.00  4.875  1,598.59    360      359  11/1/2003  12/1/2003  10/1/2033  79.92
1048    2    428,000.00    428,000.00  4.625  2,200.52    360      360  12/1/2003  12/1/2003  11/1/2033     80
1049    2    532,535.82    540,000.00  4.875  2,857.73    360      359  11/1/2003  11/1/2003  10/1/2033  79.41
1050    2    454,414.31    455,000.00  4.625  2,339.34    360      359  11/1/2003  12/1/2003  10/1/2033   32.5
1051    2    451,379.78    452,000.00    4.5  2,290.22    360      359  11/1/2003  12/1/2003  10/1/2033     80
1052    2    359,557.35    360,000.00  4.875  1,905.15    360      359  11/1/2003  11/1/2003  10/1/2033     80
1053    2    683,109.54    685,000.00  4.875  2,782.81    360      359  11/1/2003  11/1/2003  10/1/2033  52.53
1054    2    433,000.00    433,000.00  4.875  2,291.48    360      360  12/1/2003  12/1/2003  11/1/2033  69.28
1055    2    720,000.00    720,000.00    5.5  3,300.00    360      359  11/1/2003  12/1/2003  10/1/2033     80
1056    2    380,000.00    380,000.00  5.125  2,069.06    360      360  12/1/2003  12/1/2003  11/1/2033     80
1057    2    494,391.35    495,000.00  4.875  2,619.59    360      359  11/1/2003  11/1/2003  10/1/2033  76.15
1058    2    399,000.00    399,000.00  4.875  2,111.55    360      360  12/1/2003  12/1/2003  11/1/2033  19.95
1059    2    405,000.00    405,000.00  4.875  2,143.30    360      360  12/1/2003  12/1/2003  11/1/2033  48.21
1060    2    412,000.00    412,000.00   4.75  1,630.83    360      360  12/1/2003  12/1/2003  11/1/2033  77.01
1061    2    440,000.00    440,000.00    5.5  2,498.28    360      360  12/1/2003  12/1/2003  11/1/2033     80
1062    2    446,263.15    446,800.00      5  2,398.52    360      359  11/1/2003  12/1/2003  10/1/2033     80
1063    2    591,000.00    591,000.00   4.75  2,339.37    360      360  12/1/2003  12/1/2003  11/1/2033  70.27
1064    2    420,000.00    420,000.00  4.875  2,222.68    360      360  12/1/2003  12/1/2003  11/1/2033     80
1065    2    370,533.22    371,000.00   4.75  1,935.32    360      359  11/1/2003  12/1/2003  10/1/2033  79.96
1066    2    378,555.04    379,000.00  5.125  2,063.61    360      359  11/1/2003  11/1/2003  10/1/2033  77.35
1067    2    375,000.00    375,000.00  4.125  1,817.44    360      360  12/1/2003  12/1/2003  11/1/2033  27.78
1068    2    600,000.00    600,000.00  4.625  3,084.84    360      360  12/1/2003  12/1/2003  11/1/2033     50
1069    2    329,647.21    330,000.00  5.625  1,899.67    360      359  11/1/2003  11/1/2003  10/1/2033  72.53
1070    2    394,469.00    394,469.00    4.5  1,479.26    360      359  11/1/2003  11/1/2003  10/1/2033   52.6
1071    2    331,130.00    331,130.00    5.5  1,880.12    360      360  12/1/2003  12/1/2003  11/1/2033  75.26
1072    2  1,000,000.00  1,000,000.00  4.875  4,062.50    360      358  10/1/2003   2/1/2004   9/1/2033  32.79
1073    2    440,000.00    440,000.00      6  2,200.00    360      360  12/1/2003  12/1/2003  11/1/2033     80
1074    2    584,912.48    585,600.00  5.125  3,188.52    360      359  11/1/2003  12/1/2003  10/1/2033     80
1075    2    566,400.00    566,400.00  4.125  1,947.00    360      358  10/1/2003  11/1/2003   9/1/2033     80
1076    2    355,000.00    355,000.00  4.875  1,878.69    360      360  12/1/2003  12/1/2003  11/1/2033     71
1077    2    499,341.57    500,000.00    4.5  2,533.43    360      359  11/1/2003  11/1/2003  10/1/2033  57.47
1078    2    427,473.73    428,000.00  4.875  2,265.02    360      359  11/1/2003  11/1/2003  10/1/2033  79.55
1079    2    606,236.31    607,000.00   4.75  3,166.40    360      359  11/1/2003  11/1/2003  10/1/2033  74.95
1080    2    516,000.00    516,000.00  4.875  2,096.25    360      359  11/1/2003  11/1/2003  10/1/2033     80
1081    2    635,000.00    635,000.00    4.5  3,217.46    360      360  12/1/2003  12/1/2003  11/1/2033   64.8
1082    2  1,113,000.00  1,113,000.00  4.875  5,890.09    360      360  12/1/2003  12/1/2003  11/1/2033     70
1083    2    476,000.00    476,000.00  4.875  1,933.75    360      360  12/1/2003  12/1/2003  11/1/2033     80
1084    2    475,478.99    476,000.00    5.5  2,702.68    360      359  11/1/2003  11/1/2003  10/1/2033     80
1085    2    622,000.00    622,000.00  3.875  2,924.88    360      360  12/1/2003  12/1/2003  11/1/2033  64.79
1086    2    374,528.19    375,000.00   4.75  1,956.18    360      359  11/1/2003   7/1/2004  10/1/2033  79.79
1087    2    543,299.75    544,000.00  4.625  2,796.92    360      359  11/1/2003  11/1/2003  10/1/2033     80
1088    2    454,304.00    454,304.00  4.875  2,404.22    360      360  12/1/2003  12/1/2003  11/1/2033     80
1089    2    500,000.00    500,000.00  4.875  2,031.25    360      359  11/1/2003  12/1/2003  10/1/2033  66.67
1090    2    491,101.25    492,000.00  5.125  2,101.25    360      359  11/1/2003  12/1/2003  10/1/2033     80
1091    2    750,000.00    750,000.00   5.25  4,141.53    360      360  12/1/2003  12/1/2003  11/1/2033  76.53
1092    2    343,950.00    343,950.00  4.875  1,820.22    360      360  12/1/2003  12/1/2003  11/1/2033     80
1093    2    391,200.00    391,200.00   4.75  2,040.69    360      360  12/1/2003  12/1/2003  11/1/2033     80
1094    2    400,000.00    400,000.00  4.875  2,116.84    360      360  12/1/2003  12/1/2003  11/1/2033   65.2
1095    2    562,291.66    563,000.00   4.75  2,936.88    360      359  11/1/2003  11/1/2003  10/1/2033   41.7
1096    2    350,000.00    350,000.00      5  1,458.33    360      359  11/1/2003  11/1/2003  10/1/2033  42.68
1097    2    650,000.00    650,000.00    4.5  2,437.50    360      360  12/1/2003  12/1/2003  11/1/2033  72.22
1098    2    958,792.18    960,000.00   4.75  5,007.82    360      359  11/1/2003  11/1/2003  10/1/2033     80
1099    2    483,000.00    483,000.00    4.5  2,447.29    360      360  12/1/2003  12/1/2003  11/1/2033  74.31
1100    2    679,220.01    680,000.00   5.25  3,754.99    360      359  11/1/2003  11/1/2003  10/1/2033     80
1101    2    452,000.00    452,000.00    4.5  2,290.22    360      360  12/1/2003  12/1/2003  11/1/2033     80
1102    2    494,362.81    495,000.00  4.625  2,545.00    360      359  11/1/2003  11/1/2003  10/1/2033  34.14
1103    2    486,886.65    487,500.00   4.75  2,543.04    360      359  11/1/2003  11/1/2003  10/1/2033     75
1104    2    480,000.00    480,000.00   5.25  2,100.00    360      360  12/1/2003  12/1/2003  11/1/2033  70.07

1105    2    473,000.00    473,000.00      5  2,539.17    360      360  12/1/2003  12/1/2003  11/1/2033  61.83
1106    2  1,000,000.00  1,000,000.00   4.25  3,541.67    360      360  12/1/2003  12/1/2003  11/1/2033  66.89
1107    2    552,335.54    553,000.00      5  2,968.63    360      359  11/1/2003  11/1/2003  10/1/2033     70
1108    2    398,000.00    398,000.00  4.875  1,616.88    360      360  12/1/2003  12/1/2003  11/1/2033  31.84
1109    2    900,000.00    900,000.00  4.125  3,093.75    360      359  11/1/2003  12/1/2003  10/1/2033  69.23
1110    2    375,000.00    375,000.00    5.5  2,129.21    360      360  12/1/2003  12/1/2003  11/1/2033  34.09
1111    2    657,000.00    657,000.00  4.625  3,377.90    360      360  12/1/2003  12/1/2003  11/1/2033  52.56
1112    2    393,404.42    393,900.00   4.75  2,054.77    360      359  11/1/2003  12/1/2003  10/1/2033  41.59
1113    2    630,000.00    630,000.00  4.875  2,559.38    360      359  11/1/2003  12/1/2003  10/1/2033  61.17
1114    2    584,000.00    584,000.00   4.75  2,311.67    360      360  12/1/2003  12/1/2003  11/1/2033     80
1115    2    750,000.00    750,000.00      5  3,125.00    360      359  11/1/2003  11/1/2003  10/1/2033  76.45
1116    2    334,000.00    334,000.00   4.75  1,742.31    360      360  12/1/2003  12/1/2003  11/1/2033  54.31
1117    2    640,000.00    640,000.00  5.125  3,484.72    360      360  12/1/2003  12/1/2003  11/1/2033     80
1118    2    423,502.20    424,000.00  5.125  2,308.63    360      359  11/1/2003  12/1/2003  10/1/2033     80
1119    2    506,336.00    506,336.00  5.875  2,478.94    360      360  12/1/2003  12/1/2003  11/1/2033   77.9
1120    2    429,906.31    430,400.00   5.25  2,376.69    360      359  11/1/2003  11/1/2003  10/1/2033     80
1121    2    387,000.00    387,000.00  4.875  2,048.04    360      360  12/1/2003  12/1/2003  11/1/2033  62.42
1122    2    350,000.00    350,000.00    5.5  1,604.17    360      360  12/1/2003  12/1/2003  11/1/2033   44.3
1123    2    430,179.29    430,800.00      4  2,056.71    360      359  11/1/2003  11/1/2003  10/1/2033     80
1124    2    429,000.00    429,000.00    4.5  2,173.68    360      360  12/1/2003  12/1/2003  11/1/2033  79.44
1125    2    355,591.65    356,000.00   5.25  1,965.85    360      359  11/1/2003  12/1/2003  10/1/2033     80
1126    2    380,000.00    380,000.00  5.125  1,622.92    360      359  11/1/2003  11/1/2003  10/1/2033     80
1127    2    507,333.21    518,000.00  4.625  2,663.25    360      359  11/1/2003  12/1/2003  10/1/2033   58.2
1128    2    489,309.59    490,000.00  4.125  2,374.79    360      359  11/1/2003  11/1/2003  10/1/2033  49.49
1129    2    640,497.14    641,250.00  5.125  3,491.53    360      359  11/1/2003  12/1/2003  10/1/2033     75
1130    2    342,758.22    343,200.00  4.625  1,764.53    360      359  11/1/2003  11/1/2003  10/1/2033     80
1131    2    675,000.00    675,000.00      4  2,250.00    360      359  11/1/2003  11/1/2003  10/1/2033   68.7
1132    2    429,050.00    429,050.00  4.875  2,270.57    360      360  12/1/2003  12/1/2003  11/1/2033  79.45
1133    2    350,000.00    350,000.00  4.875  1,852.23    360      360  12/1/2003  12/1/2003  11/1/2033  63.64
1134    2    454,761.00    454,761.00   3.75  2,106.07    360      360  12/1/2003  12/1/2003  11/1/2033     80
1135    2    496,900.00    496,900.00  4.375  2,480.95    360      360  12/1/2003  12/1/2003  11/1/2033  75.29
1136    2    699,078.20    700,000.00    4.5  3,546.80    360      359  11/1/2003  11/1/2003  10/1/2033  48.08
1137    2    958,792.18    960,000.00   4.75  5,007.82    360      359  11/1/2003  11/1/2003  10/1/2033     80
1138    2    390,000.00    390,000.00    4.5  1,976.08    360      360  12/1/2003  12/1/2003  11/1/2033  56.93
1139    2    342,000.00    342,000.00   4.75  1,784.04    360      360  12/1/2003  12/1/2003  11/1/2033  48.86
1140    2    600,000.00    600,000.00  4.875  2,437.50    360      360  12/1/2003  12/1/2003  11/1/2033     80
1141    2    399,508.16    400,000.00  4.875  2,116.84    360      359  11/1/2003  11/1/2003  10/1/2033     80
1142    2    406,308.00    406,308.00  4.875  1,650.63    360      359  11/1/2003  11/1/2003  10/1/2033     80
1143    2    391,900.00    391,900.00  4.875  1,592.09    360      360  12/1/2003  12/1/2003  11/1/2033     80
1144    2    853,000.00    853,000.00  5.125  4,644.48    360      360  12/1/2003  12/1/2003  11/1/2033  74.99
1145    2    435,000.00    435,000.00   4.25  2,139.94    360      360  12/1/2003  12/1/2003  11/1/2033  79.09
1146    2    356,250.00    356,250.00   5.75  2,078.98    360      360  12/1/2003  12/1/2003  11/1/2033     95
1147    2    408,000.00    408,000.00  4.875  1,657.50    360      360  12/1/2003  12/1/2003  11/1/2033  74.59
1148    2    529,348.32    530,000.00  4.875  2,804.81    360      359  11/1/2003  11/1/2003  10/1/2033  76.26
1149    2    336,000.00    336,000.00  4.875  1,365.00    360      359  11/1/2003  11/1/2003  10/1/2033     80
1150    2    431,728.94    433,409.00  4.625  2,228.33    360      357   9/1/2003  11/1/2003   8/1/2033  59.78
1151    2    409,667.42    410,220.00  4.375  2,048.17    360      359  11/1/2003  11/1/2003  10/1/2033  73.91
1152    2    496,476.23    497,850.00  5.125  2,710.73    360      359  11/1/2003  12/1/2003  10/1/2033  43.29
1153    2    449,459.30    450,000.00      5  2,415.70    360      359  11/1/2003  11/1/2003  10/1/2033  46.11
1154    2    448,839.26    450,000.00  4.625  2,313.63    360      358  10/1/2003  11/1/2003   9/1/2033  64.29
1155    2    938,921.78    940,000.00   5.25  5,190.72    360      359  11/1/2003  12/1/2003  10/1/2033  72.31
1156    2    638,653.70    639,422.00      5  3,432.56    360      359  11/1/2003  11/1/2003  10/1/2033   27.8
1157    2    350,633.84    351,500.00  4.875  1,860.17    360      358  10/1/2003  11/1/2003   9/1/2033  48.48
1158    2    677,908.24    678,762.22   4.75  3,540.75    360      359  11/1/2003  11/1/2003  10/1/2033  59.02
1159    2    889,252.28    891,500.00   4.75  4,650.49    360      358  10/1/2003  11/1/2003   9/1/2033  61.27
1160    2    373,348.37    373,808.00  4.875  1,978.23    360      359  11/1/2003  11/1/2003  10/1/2033  60.29
1161    2    333,974.57    398,994.00  3.875  1,876.22    360      359  11/1/2003  11/1/2003  10/1/2033  73.21
1162    2    508,579.18    509,191.00      5  2,733.45    360      359  11/1/2003  11/1/2003  10/1/2033  78.34
1163    2    591,202.56    592,000.00  4.375  2,955.77    360      359  11/1/2003  12/1/2003  10/1/2033     74
1164    2    399,397.53    400,000.00   3.75  1,852.47    360      359  11/1/2003  11/1/2003  10/1/2033     40
1165    2    350,843.08    351,275.00  4.875  1,858.98    360      359  11/1/2003  11/1/2003  10/1/2033  60.56
1166    2    377,967.30    378,422.00      5  2,031.46    360      359  11/1/2003  11/1/2003  10/1/2033  73.34
1167    2    542,419.98    543,103.29   4.75  2,833.09    360      359  11/1/2003  11/1/2003  10/1/2033  20.89
1168    2    395,089.55    396,000.00   5.25  2,186.73    360      358  10/1/2003  11/1/2003   9/1/2033     80
1169    2    549,292.02    550,000.00  4.625  2,827.77    360      359  11/1/2003  11/1/2003  10/1/2033  64.71

1170    2    471,273.26    472,000.00  3.625  2,152.57    360      359  11/1/2003  11/1/2003  10/1/2033  73.75
1171    2    351,536.46    352,000.00    4.5  1,783.54    360      359  11/1/2003  11/1/2003  10/1/2033     80
1172    2    402,768.91    403,300.00    4.5  2,043.47    360      359  11/1/2003  11/1/2003  10/1/2033  46.09
1173    2    980,162.26    981,397.00   4.75  5,119.44    360      359  11/1/2003  11/1/2003  10/1/2033   29.3
1174    2    941,433.22    943,900.00  4.375  5,908.08    240      239  11/1/2003  11/1/2003  10/1/2023  44.95
1175    2    596,422.09    598,000.00    4.5  3,029.98    360      358  10/1/2003  11/1/2003   9/1/2033  78.27
1176    2    334,670.58    335,122.00  4.375  1,673.22    360      359  11/1/2003  11/1/2003  10/1/2033  64.45
1177    2    699,057.08    700,000.00  4.375  3,495.00    360      359  11/1/2003  11/1/2003  10/1/2033  24.35
1178    2    495,285.35    496,000.00      4  2,367.98    360      359  11/1/2003  11/1/2003  10/1/2033  39.06
1179    2    748,793.65    750,000.00  3.375  3,315.73    360      359  11/1/2003  11/1/2003  10/1/2033  79.79
1180    2    444,009.34    444,650.00      4  2,122.83    360      359  11/1/2003  11/1/2003  10/1/2033  64.44
1181    2    331,477.50    332,000.00    3.5  1,490.83    360      359  11/1/2003  11/1/2003  10/1/2033     80
1182    2    462,129.35    463,575.00  3.375  2,049.45    360      359  11/1/2003  12/1/2003  10/1/2033  35.66
1183    2    438,053.70    438,700.00  3.875  2,062.94    360      359  11/1/2003  12/1/2003  10/1/2033  79.76
1184    2    375,916.66    376,459.08      4  1,797.28    360      359  11/1/2003  11/1/2003  10/1/2033  55.77
1185    2    362,265.51    362,800.00  3.875  1,706.03    360      359  11/1/2003  12/1/2003  10/1/2033  56.25
1186    2    487,500.00    487,500.00      5  2,617.01    360      360  12/1/2003  12/1/2003  11/1/2033  72.22
1187    2    714,014.91    715,000.00   4.25  3,517.38    360      359  11/1/2003  11/1/2003  10/1/2033  70.79
1188    2    499,326.49    500,000.00  4.375  2,496.43    360      359  11/1/2003  11/1/2003  10/1/2033  48.78
1189    2    339,520.94    340,000.00  4.125  1,647.81    360      359  11/1/2003  11/1/2003  10/1/2033     80
1190    2    399,461.18    400,000.00  4.375  1,997.15    360      359  11/1/2003  11/1/2003  10/1/2033  52.63
1191    2    516,802.91    517,500.00  4.375  2,583.81    360      359  11/1/2003  11/1/2003  10/1/2033  39.81
1192    2    515,300.00    515,300.00  4.125  2,497.40    360      360  12/1/2003  12/1/2003  11/1/2033  33.79
1193    2    587,225.69    588,000.00    4.5  2,979.31    360      359  11/1/2003  11/1/2003  10/1/2033  57.37
1194    2    492,000.00    492,000.00  3.125  2,107.61    360      360  12/1/2003  12/1/2003  11/1/2033   65.6
1195    2    522,371.59    523,000.00      5  2,807.58    360      359  11/1/2003  11/1/2003  10/1/2033  70.68
1196    2    953,262.14    954,463.00   4.75  4,978.94    360      359  11/1/2003  11/1/2003  10/1/2033  27.27
1197    2    570,329.62    571,000.00  5.125  3,109.03    360      359  11/1/2003  11/1/2003  10/1/2033  78.11
1198    2    624,917.94    625,780.10   4.25  3,078.47    360      359  11/1/2003  11/1/2003  10/1/2033  41.72
1199    2    474,415.95    475,000.00  4.875  2,513.74    360      359  11/1/2003  11/1/2003  10/1/2033  39.58
1200    2    599,154.60    600,000.00  4.125  2,907.90    360      359  11/1/2003  11/1/2003  10/1/2033  75.95
1201    2    602,101.67    602,990.00  3.875  2,835.49    360      359  11/1/2003  11/1/2003  10/1/2033  60.72
1202    2    565,064.33    566,015.00  3.125  2,424.67    360      359  11/1/2003  12/1/2003  10/1/2033  67.79
1203    2    594,234.09    595,000.00  4.625  3,059.14    360      359  11/1/2003  11/1/2003  10/1/2033  70.83
1204    2    432,203.71    432,800.00   4.25  2,129.12    360      359  11/1/2003  11/1/2003  10/1/2033  53.43
1205    2    370,363.34    371,000.00      3  1,564.16    360      359  11/1/2003  11/1/2003  10/1/2033  86.48
1206    2    387,511.83    388,000.00   4.75  2,024.00    360      359  11/1/2003  12/1/2003  10/1/2033  60.39
1207    2    409,495.87    410,000.00  4.875  2,169.76    360      359  11/1/2003  11/1/2003  10/1/2033  64.06
1208    2    577,714.23    578,476.00    4.5  2,931.06    360      359  11/1/2003  11/1/2003  10/1/2033  74.16
1209    2    338,583.17    339,000.00  4.875  1,794.02    360      359  11/1/2003  11/1/2003  10/1/2033  39.42
1210    2    392,394.50    392,900.26  4.625  2,020.06    360      359  11/1/2003  11/1/2003  10/1/2033   50.7
1211    2    361,466.70    362,000.00  3.875  1,702.26    360      359  11/1/2003  12/1/2003  10/1/2033  65.82
1212    2    460,849.75    461,500.00  4.125  2,236.66    360      359  11/1/2003  11/1/2003  10/1/2033  74.44
1213    2    706,089.93    707,000.00  4.625  3,634.97    360      359  11/1/2003  11/1/2003  10/1/2033  58.19
1214    2    810,025.54    811,000.00      5  4,353.63    360      359  11/1/2003  11/1/2003  10/1/2033  62.38
1215    2    613,243.53    614,070.70  4.375  3,065.97    360      359  11/1/2003  11/1/2003  10/1/2033  42.35
1216    2    534,222.41    534,880.09  4.875  2,830.63    360      359  11/1/2003  11/1/2003  10/1/2033  62.93
1217    2    534,526.64    535,200.00   4.75  2,791.86    360      359  11/1/2003  11/1/2003  10/1/2033  25.79
1218    2    570,000.00    570,000.00  5.125  3,103.58    360      360  12/1/2003  12/1/2003  11/1/2033  70.46
1219    2    490,000.00    490,000.00  4.875  2,593.13    360      360  12/1/2003  12/1/2003  11/1/2033  44.14
1220    2    569,249.39    570,000.00    4.5  2,888.11    360      359  11/1/2003  11/1/2003  10/1/2033  67.06
1221    2    444,452.83    445,000.00  4.875  2,354.98    360      359  11/1/2003  11/1/2003  10/1/2033  62.32
1222    2    560,000.00    560,000.00  4.625  2,879.19    360      360  12/1/2003  12/1/2003  11/1/2033  64.97
1223    2    684,637.54    685,500.00   4.75  3,575.90    360      359  11/1/2003  11/1/2003  10/1/2033  53.76
1224    2    557,928.81    558,600.00      5  2,998.69    360      359  11/1/2003  11/1/2003  10/1/2033   39.9
1225    2    374,498.51    374,959.56  4.875  1,984.32    360      359  11/1/2003  11/1/2003  10/1/2033  56.77
1226    2    363,718.10    364,197.70    4.5  1,845.34    360      359  11/1/2003  11/1/2003  10/1/2033  52.94
1227    2    754,934.79    756,000.00  4.125  3,663.96    360      359  11/1/2003  11/1/2003  10/1/2033  52.68
1228    2    749,012.36    750,000.00    4.5  3,800.14    360      359  11/1/2003  11/1/2003  10/1/2033  55.56
1229    2    422,200.00    422,200.00  4.875  2,234.32    360      360  12/1/2003  12/1/2003  11/1/2033  73.43
1230    2    482,378.26    483,000.00  4.625  2,483.30    360      359  11/1/2003  11/1/2003  10/1/2033  48.79
1231    2    487,214.07    487,999.00  3.375  2,157.43    360      359  11/1/2003  11/1/2003  10/1/2033  43.19
1232    2    459,380.36    460,000.00  4.375  2,296.72    360      359  11/1/2003  11/1/2003  10/1/2033   56.1
1233    2    346,343.31    346,800.00    4.5  1,757.19    360      359  11/1/2003  11/1/2003  10/1/2033  67.34
1234    2    434,500.00    434,500.00      5  2,332.49    360      360  12/1/2003  12/1/2003  11/1/2033     79

1235    2    437,328.89    437,855.00      5  2,350.51    360      359  11/1/2003  11/1/2003  10/1/2033  81.84
1236    2    505,000.00    505,000.00  4.875  2,672.51    360      360  12/1/2003  12/1/2003  11/1/2033  45.91
1237    2    451,830.81    452,400.00   4.75  2,359.94    360      359  11/1/2003  11/1/2003  10/1/2033  33.51
1238    2    583,281.92    584,000.00  4.875  3,090.58    360      359  11/1/2003  11/1/2003  10/1/2033     80
1239    2    585,320.00    585,320.00   4.75  3,053.31    360      360  12/1/2003  12/1/2003  11/1/2033  29.27
1240    2    399,483.33    400,000.00   4.75  2,086.59    360      359  11/1/2003  12/1/2003  10/1/2033  69.57
1241    2    583,735.06    587,700.00  4.125  5,985.16    120      119  11/1/2003  11/1/2003  10/1/2013  23.05
1242    2    391,000.00    391,000.00    4.5  1,981.14    360      360  12/1/2003  12/1/2003  11/1/2033  32.58
1243    2    470,700.00    470,700.00  4.875  2,490.99    360      360  12/1/2003  12/1/2003  11/1/2033  71.37
1244    2    909,404.40    910,550.00   4.75  4,749.86    360      359  11/1/2003  11/1/2003  10/1/2033  61.65
1245    2    660,567.95    661,500.00  4.125  3,205.96    360      359  11/1/2003  11/1/2003  10/1/2033  62.41
1246    2    572,350.00    572,350.00   4.75  2,985.65    360      360  12/1/2003  12/1/2003  11/1/2033   23.6
1247    2    393,481.15    394,000.00    4.5  1,996.35    360      359  11/1/2003  11/1/2003  10/1/2033  70.36
1248    2    494,890.74    495,500.00  4.875  2,622.23    360      359  11/1/2003  12/1/2003  10/1/2033  76.23
1249    2    374,077.00    374,077.00  4.875  1,979.65    360      360  12/1/2003  12/1/2003  11/1/2033  44.01
1250    2    448,275.00    448,275.00  4.625  2,304.76    360      360  12/1/2003  12/1/2003  11/1/2033  26.37
1251    2    350,458.51    350,900.00   4.75  1,830.47    360      359  11/1/2003  11/1/2003  10/1/2033  39.43
1252    2    361,528.34    362,050.00      4  1,728.49    360      359  11/1/2003  11/1/2003  10/1/2033  78.71
1253    2    384,063.34    385,000.00      5  2,540.83    240      239  11/1/2003  11/1/2003  10/1/2023  66.96
1254    2    848,930.57    850,000.00   4.75  4,434.01    360      359  11/1/2003  11/1/2003  10/1/2033  38.64
1255    2    582,594.45    583,454.00  3.875  2,743.62    360      359  11/1/2003  11/1/2003  10/1/2033  75.28
1256    2    411,445.02    412,000.00  4.375  2,057.06    360      359  11/1/2003  11/1/2003  10/1/2033     80
1257    2    339,092.07    339,500.00      5  1,822.51    360      359  11/1/2003  11/1/2003  10/1/2033  61.73
1258    2    686,100.00    686,100.00    4.5  3,476.37    360      360  12/1/2003  12/1/2003  11/1/2033  65.34
1259    2    505,724.85    505,724.85   4.75  2,638.11    360      360  12/1/2003  12/1/2003  11/1/2033  67.43
1260    2    337,350.03    337,775.00   4.75  1,762.00    360      359  11/1/2003  11/1/2003  10/1/2033  65.59
1261    2    370,075.02    370,500.00   5.25  2,045.92    360      359  11/1/2003  11/1/2003  10/1/2033  64.21
1262    2    749,077.81    750,000.00  4.875  3,969.07    360      359  11/1/2003  11/1/2003  10/1/2033     60
1263    2    384,558.39    385,000.00   5.25  2,125.99    360      359  11/1/2003  11/1/2003  10/1/2033   56.2
1264    2    376,525.67    377,000.00   4.75  1,966.62    360      359  11/1/2003  11/1/2003  10/1/2033  60.81
1265    2    499,412.98    500,000.00  5.125  2,722.44    360      359  11/1/2003  11/1/2003  10/1/2033  76.92
1266    2    441,156.45    441,675.00  5.125  2,404.87    360      359  11/1/2003  11/1/2003  10/1/2033  63.28
1267    2    479,396.09    480,000.00   4.75  2,503.91    360      359  11/1/2003  11/1/2003  10/1/2033  41.74
1268    2    439,471.31    440,000.00      5  2,362.02    360      359  11/1/2003  12/1/2003  10/1/2033     80
1269    2    589,369.25    590,000.00  5.625  3,396.38    360      359  11/1/2003  11/1/2003  10/1/2033  67.82
1270    2    717,500.00    717,500.00    4.5  3,635.47    360      360  12/1/2003  12/1/2003  11/1/2033     70
1271    2    499,385.20    500,000.00  4.875  2,646.05    360      359  11/1/2003  11/1/2003  10/1/2033     80
1272    2    400,000.00    400,000.00      5  2,147.29    360      360  12/1/2003  12/1/2003  11/1/2033  76.92
1273    2    514,474.93    515,000.00  5.875  3,046.42    360      359  11/1/2003  11/1/2003  10/1/2033  47.91
1274    2    371,663.14    372,100.00  5.125  2,026.04    360      359  11/1/2003  11/1/2003  10/1/2033  75.94
1275    2    497,373.44    498,000.00   4.75  2,597.81    360      359  11/1/2003  11/1/2003  10/1/2033   61.1
1276    2    702,711.69    703,500.00  5.375  3,939.40    360      359  11/1/2003  11/1/2003  10/1/2033  45.39
1277    2    437,041.95    437,750.00   5.25  2,623.21    300      299  11/1/2003  11/1/2003  10/1/2028  52.11
1278    2    390,268.37    390,760.00   4.75  2,038.39    360      359  11/1/2003  11/1/2003  10/1/2033  55.43
1279    2    647,127.13    648,000.00  4.375  3,235.37    360      359  11/1/2003  11/1/2003  10/1/2033  76.69
1280    2    399,496.74    400,000.00   4.75  2,086.59    360      359  11/1/2003  11/1/2003  10/1/2033  64.52
1281    2    884,985.16    886,100.00   4.75  4,622.32    360      359  11/1/2003  11/1/2003  10/1/2033  49.92
1282    2    418,890.99    419,350.00    5.5  2,381.03    360      359  11/1/2003  11/1/2003  10/1/2033  75.83
1283    2    356,000.00    356,000.00  4.125  1,725.36    360      360  12/1/2003  12/1/2003  11/1/2033     80
1284    2    419,434.25    420,000.00  4.375  2,097.00    360      359  11/1/2003  11/1/2003  10/1/2033  56.38
1285    2    434,387.08    435,000.00  4.125  2,108.23    360      359  11/1/2003  11/1/2003  10/1/2033  28.25
1286    2    375,548.22    376,000.00      5  2,018.45    360      359  11/1/2003  11/1/2003  10/1/2033     80
1287    2    540,000.00    540,000.00  4.875  2,857.73    360      360  12/1/2003  12/1/2003  11/1/2033  68.44
1288    2    898,867.67    900,000.00   4.75  4,694.83    360      359  11/1/2003  12/1/2003  10/1/2033  70.31
1289    2    555,267.82    556,000.00    4.5  2,817.18    360      359  11/1/2003  11/1/2003  10/1/2033     80
1290    2    464,502.88    465,000.00  5.625  2,676.81    360      359  11/1/2003  12/1/2003  10/1/2033  79.49
1291    2    367,547.51    368,000.00  4.875  1,947.49    360      359  11/1/2003  11/1/2003  10/1/2033  51.83
1292    2    368,000.00    368,000.00   5.75  2,147.55    360      360  12/1/2003  12/1/2003  11/1/2033     80
1293    2    599,262.25    600,000.00  4.875  3,175.25    360      359  11/1/2003  11/1/2003  10/1/2033  57.14
1294    2    565,380.48    566,000.00    5.5  3,213.69    360      359  11/1/2003  11/1/2003  10/1/2033  75.47
1295    2    500,000.00    500,000.00   5.25  2,761.02    360      360  12/1/2003  12/1/2003  11/1/2033  54.05
1296    2    628,000.00    628,000.00   4.75  3,275.95    360      360  12/1/2003  12/1/2003  11/1/2033     80
1297    2    467,600.00    467,600.00  5.125  2,546.03    360      360  12/1/2003  12/1/2003  11/1/2033     80
1298    2    383,516.87    384,000.00   4.75  2,003.13    360      359  11/1/2003  11/1/2003  10/1/2033     80
1299    2    463,416.22    464,000.00   4.75  2,420.45    360      359  11/1/2003  11/1/2003  10/1/2033     80

1300    2    430,520.00    430,520.00  5.125  2,344.13    360      360  12/1/2003  12/1/2003  11/1/2033  76.88
1301    2    525,000.00    525,000.00  4.875  2,778.35    360      360  12/1/2003  12/1/2003  11/1/2033     50
1302    2    594,317.51    595,000.00   5.25  3,285.62    360      359  11/1/2003  12/1/2003  10/1/2033   59.8
1303    2    393,040.00    393,040.00  4.875  2,080.00    360      360  12/1/2003  12/1/2003  11/1/2033  33.45
1304    2    396,500.00    396,500.00      5  2,128.50    360      360  12/1/2003  12/1/2003  11/1/2033  38.68
1305    2    450,000.00    450,000.00   4.25  2,213.73    360      360  12/1/2003  12/1/2003  11/1/2033  73.17
1306    2    358,440.00    358,440.00  4.875  1,896.90    360      360  12/1/2003  12/1/2003  11/1/2033  64.58
1307    2    363,275.00    363,275.00  3.875  1,708.26    360      360  12/1/2003  12/1/2003  11/1/2033  62.63
1308    3    409,529.71    410,000.00   5.25  2,264.04    360      359  11/1/2003  12/1/2003  10/1/2033  85.06
1309    3    351,591.17    351,950.00  5.875  2,081.92    360      359  11/1/2003  12/1/2003  10/1/2033  79.99
1310    3    568,976.54    569,600.00    5.5  3,234.13    360      359  11/1/2003  11/1/2003  10/1/2033     80
1311    3    371,638.43    372,000.00  6.125  2,260.32    360      359  11/1/2003  11/1/2003  10/1/2033     80
1312    3    712,849.95    715,500.00  4.875  3,786.49    360      357   9/1/2003  12/1/2003   8/1/2033   79.5
1313    3    412,000.00    412,000.00   5.75  2,404.33    360      360  12/1/2003  12/1/2003  11/1/2033     80
1314    3    432,255.48    432,800.00   4.75  2,257.69    360      359  11/1/2003  11/1/2003  10/1/2033     80
1315    3    592,000.00    592,000.00   5.75  3,454.76    360      360  12/1/2003  12/1/2003  11/1/2033     80
1316    3    399,300.59    400,800.00      5  2,151.59    360      357   9/1/2003  11/1/2003   8/1/2033     80
1317    3    629,357.68    630,000.00  5.875  3,726.69    360      359  11/1/2003  12/1/2003  10/1/2033     80
1318    3    699,233.80    700,000.00    5.5  3,974.53    360      359  11/1/2003  11/1/2003  10/1/2033  73.68
1319    3    639,282.85    640,000.00  5.375  3,583.82    360      359  11/1/2003  11/1/2003  10/1/2033     80
1320    3    335,640.79    336,000.00  5.625  1,934.21    360      359  11/1/2003  11/1/2003  10/1/2033     80
1321    3    430,922.00    430,922.00  6.125  2,618.33    360      360  12/1/2003  12/1/2003  11/1/2033  68.95
1322    3    528,611.66    529,233.00  5.125  2,881.61    360      359  11/1/2003  11/1/2003  10/1/2033   61.9
1323    3    349,895.24    350,326.00  4.875  1,853.96    360      359  11/1/2003  11/1/2003  10/1/2033  76.16
1324    3    337,647.10    338,000.00   5.75  1,972.48    360      359  11/1/2003  12/1/2003  10/1/2033     80
1325    3    476,000.00    476,000.00   5.75  2,777.81    360      360  12/1/2003  12/1/2003  11/1/2033   66.3
1326    3    530,000.00    530,000.00    5.5  3,009.29    360      360  12/1/2003  12/1/2003  11/1/2033  71.94
1327    3    399,200.00    399,200.00    5.5  2,266.62    360      360  12/1/2003  12/1/2003  11/1/2033     80
1328    3    428,528.43    428,998.00    5.5  2,435.81    360      359  11/1/2003  12/1/2003  10/1/2033     80
1329    3    500,000.00    500,000.00  5.375  2,799.86    360      360  12/1/2003  12/1/2003  11/1/2033  56.02
1330    3    716,268.98    717,000.00  5.875  4,241.33    360      359  11/1/2003  11/1/2003  10/1/2033  25.93
1331    3    451,456.89    452,000.00      5  2,426.44    360      359  11/1/2003  11/1/2003  10/1/2033     80
1332    3    405,523.34    406,000.00  5.125  2,210.62    360      359  11/1/2003  11/1/2003  10/1/2033  68.24
1333    3    406,932.70    407,400.00   5.25  2,249.68    360      359  11/1/2003  11/1/2003  10/1/2033  59.22
1334    3    776,000.00    776,000.00    4.5  3,931.88    360      360  12/1/2003  12/1/2003  11/1/2033  78.76
1335    3    349,659.82    350,000.00  6.125  2,126.64    360      359  11/1/2003  11/1/2003  10/1/2033  63.64
1336    3    400,000.00    400,000.00      5  1,666.67    360      356   8/1/2003  11/1/2003   7/1/2033     80
1337    3    610,920.18    611,574.00  5.625  3,520.57    360      359  11/1/2003  12/1/2003  10/1/2033  75.36
1338    3    423,535.90    424,000.00    5.5  2,407.43    360      359  11/1/2003  12/1/2003  10/1/2033  73.23
1339    3    391,557.00    391,920.00  6.375  2,445.08    360      359  11/1/2003  11/1/2003  10/1/2033     80
1340    3    494,362.81    495,000.00  4.625  2,545.00    360      359  11/1/2003  11/1/2003  10/1/2033     90
1341    3    590,473.07    591,200.00  4.875  3,128.68    360      359  11/1/2003  11/1/2003  10/1/2033     80
1342    3    934,875.34    936,000.00      5  5,024.66    360      359  11/1/2003  11/1/2003  10/1/2033   31.2
1343    3    408,461.40    409,000.00    4.5  2,072.35    360      359  11/1/2003  11/1/2003  10/1/2033  87.04
1344    3    366,000.00    366,000.00      5  1,964.77    360      360  12/1/2003  12/1/2003  11/1/2033  52.29
1345    3  1,000,000.00  1,000,000.00   4.75  5,216.48    360      360  12/1/2003  12/1/2003  11/1/2033     40
1346    3    365,600.00    365,600.00  5.125  1,990.65    360      360  12/1/2003  12/1/2003  11/1/2033     80
1347    3    365,599.91    366,050.00  4.875  1,937.17    360      359  11/1/2003  11/1/2003  10/1/2033  69.72
1348    3    351,605.57    352,000.00  5.375  1,971.10    360      359  11/1/2003  12/1/2003  10/1/2033     80
1349    3    585,687.86    586,300.00   5.75  3,421.49    360      359  11/1/2003  12/1/2003  10/1/2033  73.29
1350    3    431,334.85    432,000.00  3.625  1,970.15    360      359  11/1/2003  11/1/2003  10/1/2033     80
1351    3    553,600.00    553,600.00   5.25  3,057.00    360      360  12/1/2003  12/1/2003  11/1/2033     80
1352    3    519,417.31    520,000.00  5.375  2,911.86    360      359  11/1/2003  11/1/2003  10/1/2033     80
1353    3    354,532.51    355,000.00    4.5  1,798.74    360      359  11/1/2003  11/1/2003  10/1/2033  78.02
1354    3    422,315.03    422,800.00   5.25  2,334.72    360      359  11/1/2003  11/1/2003  10/1/2033     80
1355    3    377,196.32    377,600.00  5.625  2,173.68    360      359  11/1/2003  12/1/2003  10/1/2033     80
1356    3    617,186.18    618,000.00    4.5  3,131.32    360      359  11/1/2003  12/1/2003  10/1/2033  78.74
1357    3    372,000.00    372,000.00  5.375  2,083.10    360      360  12/1/2003  12/1/2003  11/1/2033  71.26
1358    3    489,437.95    490,000.00   5.25  2,705.80    360      359  11/1/2003  11/1/2003  10/1/2033  71.74
1359    3    523,733.95    524,364.00      5  2,814.90    360      359  11/1/2003  11/1/2003  10/1/2033  74.91
1360    3    426,570.00    426,570.00      5  2,289.92    360      360  12/1/2003  12/1/2003  11/1/2033  74.84
1361    3    970,257.43    971,424.00      5  5,214.82    360      359  11/1/2003  12/1/2003  10/1/2033  47.16
1362    3    484,403.65    485,000.00  4.875  2,566.66    360      359  11/1/2003  11/1/2003  10/1/2033  58.08
1363    3    490,026.72    490,630.00  4.875  2,596.46    360      359  11/1/2003  11/1/2003  10/1/2033  39.25
1364    3    996,034.59  1,000,000.00    4.5  5,066.86    360      357   9/1/2003  11/1/2003   8/1/2033  66.67

1365    3    588,308.49    589,000.00  5.125  3,207.03    360      359  11/1/2003  11/1/2003  10/1/2033   77.5
1366    3    412,603.74    413,240.00  3.625  1,884.59    360      359  11/1/2003  11/1/2003  10/1/2033  75.13
1367    3    749,012.45    749,956.00   4.75  3,912.13    360      359  11/1/2003  11/1/2003  10/1/2033  57.69
1368    3    679,163.88    680,000.00  4.875  3,598.62    360      359  11/1/2003  12/1/2003  10/1/2033     80
1369    3    779,040.92    780,000.00  4.875  4,127.83    360      359  11/1/2003  11/1/2003  10/1/2033     65
1370    3    419,506.90    420,000.00  5.125  2,286.85    360      359  11/1/2003  11/1/2003  10/1/2033  66.14
1371    3    971,464.45    972,660.42  4.875  5,147.40    360      359  11/1/2003  11/1/2003  10/1/2033  42.29
1372    3    501,118.72    501,750.00   4.75  2,617.37    360      359  11/1/2003  11/1/2003  10/1/2033  59.03
1373    3    703,134.37    704,000.00  4.875  3,725.63    360      359  11/1/2003  11/1/2003  10/1/2033  78.22
1374    3    502,758.18    503,363.00      5  2,702.17    360      359  11/1/2003  11/1/2003  10/1/2033  53.38
1375    3    574,428.27    576,000.00  4.875  3,048.24    360      358  10/1/2003  11/1/2003   9/1/2033  60.63
1376    3    355,493.51    356,018.00  3.875  1,674.13    360      359  11/1/2003  11/1/2003  10/1/2033   71.2
1377    3    345,257.65    345,673.00      5  1,855.65    360      359  11/1/2003  11/1/2003  10/1/2033  47.22
1378    3    387,850.00    387,850.00  4.375  2,427.64    240      240  12/1/2003  12/1/2003  11/1/2023  56.62
1379    3    573,310.31    574,000.00      5  3,081.36    360      359  11/1/2003  11/1/2003  10/1/2033  26.09
1380    3    629,160.47    629,900.00  5.125  3,429.73    360      359  11/1/2003  11/1/2003  10/1/2033  78.25
1381    3    369,512.76    370,000.00    4.5  1,874.74    360      359  11/1/2003  11/1/2003  10/1/2033  74.75
1382    3    581,338.79    581,338.79      5  3,120.76    360      360  12/1/2003  12/1/2003  11/1/2033  72.67
1383    3    468,649.14    469,200.00  5.125  2,554.74    360      359  11/1/2003  11/1/2003  10/1/2033  78.86
1384    3    413,102.80    414,100.00      5  2,222.98    360      358  10/1/2003  11/1/2003   9/1/2033  65.89
1385    3    698,534.83    699,337.00   5.25  3,861.77    360      359  11/1/2003  11/1/2003  10/1/2033  63.87
1386    3    476,399.87    477,000.00   4.75  2,488.26    360      359  11/1/2003  11/1/2003  10/1/2033  69.13
1387    3    392,563.71    393,468.00   5.25  2,172.75    360      358  10/1/2003  11/1/2003   9/1/2033   76.4
1388    3    982,737.02    983,975.00   4.75  5,132.88    360      359  11/1/2003  12/1/2003  10/1/2033  54.67
1389    3    376,577.55    377,000.00  5.375  2,111.10    360      359  11/1/2003  11/1/2003  10/1/2033  60.27
1390    3    385,567.47    386,000.00  5.375  2,161.49    360      359  11/1/2003  12/1/2003  10/1/2033  60.31
1391    3    647,593.45    650,000.00  5.125  5,182.59    180      179  11/1/2003  11/1/2003  10/1/2018     50
1392    3    596,959.15    597,677.30      5  3,208.47    360      359  11/1/2003  11/1/2003  10/1/2033  51.97
1393    3    398,166.70    398,603.00    5.5  2,263.23    360      359  11/1/2003  11/1/2003  10/1/2033  63.78
1394    3    361,530.00    361,530.00  5.625  2,081.18    360      360  12/1/2003  12/1/2003  11/1/2033  59.76
1395    3    388,200.00    388,200.00   5.75  2,265.43    360      360  12/1/2003  12/1/2003  11/1/2033  47.93
1396    3    519,633.10    520,350.00   4.25  2,559.81    360      359  11/1/2003  11/1/2003  10/1/2033  71.97
1397    3    380,000.00    380,000.00  5.625  2,187.50    360      360  12/1/2003  12/1/2003  11/1/2033     40
1398    3    509,291.93    509,850.00    5.5  2,894.88    360      359  11/1/2003  12/1/2003  10/1/2033  72.94
1399    3    349,559.65    350,000.00   4.75  1,825.77    360      359  11/1/2003  11/1/2003  10/1/2033  73.68
1400    3    419,883.08    420,400.00  4.875  2,224.80    360      359  11/1/2003  11/1/2003  10/1/2033     80
1401    3    459,366.24    460,000.00   4.25  2,262.93    360      359  11/1/2003  12/1/2003  10/1/2033  54.12

COLTV  OAPPVAL       LAPPVAL       SALESPRICE    LIEN  PURPOSE   CITY                 STATE  ZIP    FICO  PROPTYPE
74.65    610,000.00    610,000.00             0     1  R/T Refi  SAN RAMON            CA     94583   769  PUD Detach
68.58    568,000.00    568,000.00             0     1  C/O Refi  RENO                 NV     89509   745  PUD Detach
   80    445,000.00    445,000.00    429,900.00     1  Purchase  MCLEAN               VA     22101   728  SFR
79.89    944,000.00    944,000.00    943,763.00     1  Purchase  SONOMA               CA     95476   793  SFR
78.14    549,000.00    549,000.00             0     1  R/T Refi  FREMONT              CA     94555   720  PUD Attach
69.87    550,000.00    550,000.00             0     1  R/T Refi  SAN JOSE             CA     95129   782  SFR
 79.9    529,000.00    529,000.00    529,000.00     1  Purchase  FREMONT              CA     94555   769  PUD Detach
79.83    590,000.00    590,000.00             0     1  C/O Refi  ESCONDIDO            CA     92029   711  PUD Detach
74.71    870,000.00    870,000.00    870,000.00     1  Purchase  SAN CARLOS           CA     94070   770  SFR
78.48    545,000.00    545,000.00             0     1  R/T Refi  SAN JOSE             CA     95136   745  Condo
74.43    530,000.00    530,000.00             0     1  R/T Refi  KANSAS CITY          MO     64113   670  SFR
 79.9    450,000.00    450,000.00             0     1  R/T Refi  FREMONT              CA     94555   673  Condo
40.43  1,150,000.00  1,150,000.00             0     1  R/T Refi  LOS ANGELES          CA     90068   650  SFR
 68.9    655,000.00    655,000.00    645,000.00     1  Purchase  SAN DIEGO            CA     92103   774  Condo
   80    505,000.00    505,000.00    505,000.00     1  Purchase  DALY CITY            CA     94015   744  SFR
79.89    540,000.00    540,000.00    540,000.00     1  Purchase  SAN FRANCISCO        CA     94118   775  Condo
47.93  1,250,000.00  1,250,000.00             0     1  C/O Refi  LAFAYETTE            CA     94549   782  SFR
 52.2  1,100,000.00  1,100,000.00             0     1  C/O Refi  STAMFORD             CT      6903   685  SFR
73.33    900,000.00    900,000.00             0     1  R/T Refi  SALINAS              CA     93907   742  SFR
 79.9    424,000.00    424,000.00    424,000.00     1  Purchase  CONCORD              CA     94521   758  SFR
79.73    602,000.00    602,000.00             0     1  R/T Refi  PALO ALTO            CA     94306   790  Condo
68.46    725,000.00    725,000.00             0     1  R/T Refi  STEAMBOAT SPRINGS    CO     80477   757  SFR
79.09    865,000.00    865,000.00             0     1  R/T Refi  LOS GATOS            CA     95032   718  PUD Detach
73.18  1,100,000.00  1,100,000.00             0     1  R/T Refi  TIBURON              CA     94920   777  SFR
 63.7  1,021,000.00  1,021,000.00  1,020,422.00     1  Purchase  SAN RAMON            CA     94583   755  SFR
75.76    590,000.00    590,000.00             0     1  R/T Refi  KILDER               IL     60047   752  SFR
49.55  1,100,000.00  1,100,000.00             0     1  R/T Refi  HIGHLANDS RANCH      CO     80126   709  PUD Detach
   80    545,000.00    545,000.00    545,000.00     1  Purchase  SAN LUIS OBISPO      CA     93405   717  SFR
 67.4    905,000.00    905,000.00             0     1  R/T Refi  SAN FRANCISCO        CA     94116   723  SFR
78.87    580,000.00    580,000.00             0     1  R/T Refi  WOODACRE             CA     94973   708  SFR
   75    700,000.00    700,000.00             0     1  C/O Refi  HUNTINGTON BEACH     CA     92649   768  Condo
   80    580,000.00    580,000.00             0     1  R/T Refi  SAN RAMON            CA     94583   771  PUD Detach
 73.6    625,000.00    625,000.00             0     1  R/T Refi  SAN MATEO            CA     94403   761  SFR
89.97    444,000.00    444,000.00    444,000.00     1  Purchase  PETALUMA             CA     94954   677  SFR
 79.9    559,000.00    559,000.00    559,000.00     1  Purchase  SAN JOSE             CA     95136   790  SFR
35.49  1,400,000.00  1,400,000.00             0     1  R/T Refi  SAN JOSE             CA     95138   810  SFR
74.89    967,000.00    967,000.00    966,900.00     1  Purchase  HENDERSON            NV     89011   645  Condo
 79.9    770,000.00    770,000.00    770,000.00     1  Purchase  FOSTER CITY          CA     94404   654  SFR
79.69    480,000.00    480,000.00             0     1  R/T Refi  SAN JOSE             CA     95135   711  Condo
57.47  1,740,000.00  1,740,000.00             0     1  R/T Refi  AURORA               IL     60504   689  PUD Detach
53.65    740,000.00    740,000.00             0     1  R/T Refi  SAN JOSE             CA     95129   717  SFR
   70    950,000.00    950,000.00             0     1  C/O Refi  GREENWOOD VILLAGE    CO     80121   748  PUD Detach
55.39    649,950.00    649,950.00    649,950.00     1  Purchase  PLEASANTON           CA     94566   756  SFR
 73.9    600,000.00    600,000.00             0     1  R/T Refi  FREMONT              CA     94539   729  PUD Detach
   65    710,000.00    710,000.00             0     1  C/O Refi  CONCORD              CA     94521   724  SFR
 64.2    700,000.00    700,000.00             0     1  C/O Refi  REDWOOD CITY         CA     94062   683  SFR
41.61  1,250,000.00  1,250,000.00  1,200,000.00     1  Purchase  EDWARDS              CO     81632   771  PUD Detach
49.53  1,070,000.00  1,070,000.00             0     1  R/T Refi  OAK BROOK            IL     60523   771  PUD Detach
63.02  1,000,000.00  1,000,000.00             0     1  R/T Refi  SAN FRANCISCO        CA     94117   671  2-Family
67.81    751,000.00    751,000.00             0     1  R/T Refi  UPLAND               CA     91784   772  SFR
73.33    715,000.00    715,000.00             0     1  R/T Refi  SAN JOSE             CA     95120   722  SFR
 79.9    550,000.00    550,000.00    550,000.00     1  Purchase  SANTA CLARA          CA     95051   711  SFR
79.89    440,000.00    440,000.00    435,000.00     1  Purchase  LOS ANGELES          CA     90034   732  SFR
74.68    620,000.00    620,000.00             0     1  R/T Refi  WALNUT CREEK         CA     94598   723  SFR
 79.9    745,000.00    745,000.00    744,475.00     1  Purchase  SAN JOSE             CA     95125   700  SFR
 79.9    520,000.00    520,000.00    510,000.00     1  Purchase  SOUTH BOSTON         MA      2127   683  Condo
 61.1    930,000.00    930,000.00             0     1  R/T Refi  DUBLIN               CA     94568   792  PUD Detach
 79.9    668,000.00    668,000.00    668,000.00     1  Purchase  SEATTLE              WA     98115   748  SFR
76.43    700,000.00    700,000.00             0     1  R/T Refi  SANTA CLARA          CA     95054   730  PUD Detach
79.97    290,000.00    290,000.00    290,000.00     1  Purchase  LONG BEACH           CA     90813   681  3-Family
 74.9  1,000,000.00  1,000,000.00             0     1  R/T Refi  CHICAGO              IL     60622   711  SFR
78.65    450,000.00    450,000.00    445,000.00     1  Purchase  MILFORD              MA      1757   671  SFR
 79.9    500,500.00    500,500.00    500,500.00     1  Purchase  CASTRO VALLEY        CA     94546   693  SFR
69.77    645,000.00    645,000.00             0     1  C/O Refi  FREMONT              CA     94555   771  SFR

   80    725,000.00    725,000.00    698,475.00     1  Purchase  WINTER PARK          CO     80482   745  SFR
76.26    478,000.00    478,000.00             0     1  C/O Refi  GRANITE BAY          CA     95746   731  SFR
   80    553,000.00    553,000.00    553,000.00     1  Purchase  SAN JOSE             CA     95132   737  SFR
31.56  1,250,000.00  1,250,000.00             0     1  R/T Refi  SANTA BARBARA        CA     93103   774  SFR
79.84    936,000.00    936,000.00    770,500.00     1  Purchase  KANSAS CITY          MO     64113   729  SFR
64.64    745,000.00    745,000.00    696,207.00     1  Purchase  BURR RIDGE           IL     60521   788  SFR
78.58    677,000.00    677,000.00             0     1  R/T Refi  BERKELEY             CA     94707   733  SFR
 76.8    650,000.00    650,000.00             0     1  R/T Refi  SUNNYVALE            CA     94087   775  SFR
 79.9    775,000.00    775,000.00             0     1  R/T Refi  LOS ANGELES          CA     90064   724  SFR
79.89    640,000.00    640,000.00    630,000.00     1  Purchase  NORTH CHATHAM        MA      2650   755  SFR
79.78    455,000.00    455,000.00             0     1  R/T Refi  MILPITAS             CA     95035   748  PUD Attach
77.03    760,000.00    760,000.00             0     1  R/T Refi  HUNTINGTON BEACH     CA     92649   717  SFR
 79.9    490,000.00    490,000.00    490,000.00     1  Purchase  AMISSVILLE           VA     20106   725  SFR
 76.4    890,000.00    890,000.00             0     1  R/T Refi  SAN MATEO            CA     94403   780  SFR
64.38  1,525,000.00  1,525,000.00             0     1  R/T Refi  SAN FRANCISCO        CA     94117   759  4-Family
74.58  1,179,875.00  1,179,875.00  1,179,875.00     1  Purchase  SARATOGA             CA     95070   784  SFR
79.89    620,000.00    620,000.00             0     1  R/T Refi  SAN MATEO            CA     94403   766  SFR
   80    520,000.00    520,000.00    515,000.00     1  Purchase  KIRKWOOD             CA     95646   793  SFR
79.52    442,000.00    442,000.00             0     1  R/T Refi  BONDURANT            IA     50035   770  PUD Detach
   80    450,000.00    450,000.00    449,900.00     1  Purchase  MARTINEZ             CA     94553   735  SFR
 63.2    790,000.00    790,000.00             0     1  C/O Refi  SAN JOSE             CA     95120   698  SFR
   80    420,500.00    420,500.00    420,500.00     1  Purchase  TORRANCE             CA     90503   763  SFR
79.62    650,000.00    650,000.00             0     1  R/T Refi  SAN DIEGO            CA     92127   699  PUD Detach
47.28    845,000.00    845,000.00             0     1  C/O Refi  FOSTER CITY          CA     94404   792  SFR
   80    435,000.00    435,000.00             0     1  R/T Refi  SAN FRANCISCO        CA     94107   719  Condo
   80    450,000.00    450,000.00    435,000.00     1  Purchase  MARCO ISLAND         FL     34145   770  Condo
79.89    660,000.00    660,000.00    660,000.00     1  Purchase  SAN FRANCISCO        CA     94122   736  SFR
79.89    825,000.00    825,000.00    825,000.00     1  Purchase  MANDEVILLE           LA     70471   681  SFR
79.89    560,000.00    560,000.00             0     1  R/T Refi  SAN MATEO            CA     94401   759  SFR
79.88    556,000.00    556,000.00    535,315.00     1  Purchase  CHICAGO              IL     60608   776  PUD Attach
 79.8    510,000.00    510,000.00             0     1  R/T Refi  AURORA               CO     80016   757  SFR
   95    407,450.00    407,450.00    407,450.00     1  Purchase  CORONA               CA     92880   711  SFR
 79.9    475,000.00    475,000.00    465,000.00     1  Purchase  CHICAGO              IL     60614   716  Condo
72.01    780,000.00    780,000.00             0     1  R/T Refi  HALF MOON BAY        CA     94019   767  SFR
63.15  1,060,000.00  1,060,000.00             0     1  R/T Refi  REDWOOD CITY         CA     94065   649  PUD Detach
   66    550,000.00    550,000.00             0     1  R/T Refi  SCOTTSDALE           AZ     85255   707  PUD Detach
 69.9  1,270,000.00  1,270,000.00  1,270,000.00     1  Purchase  WOODSIDE             CA     94062   718  SFR
   75    485,000.00    485,000.00             0     1  R/T Refi  DALLAS               TX     75205   789  SFR
79.89    524,000.00    524,000.00    515,000.00     1  Purchase  SAN JOSE             CA     95148   765  SFR
   80    680,000.00    680,000.00    675,000.00     1  Purchase  SANTA CRUZ           CA     95060   762  SFR
60.24    830,000.00    830,000.00    830,000.00     1  Purchase  WINDHAM              NH      3087   652  SFR
   80    580,000.00    580,000.00             0     1  R/T Refi  OCEANSIDE            CA     92054   714  Condo
44.44  1,800,000.00  1,800,000.00             0     1  R/T Refi  EVANSTON             IL     60201   672  SFR
79.89    563,000.00    563,000.00    563,000.00     1  Purchase  LA PALMA             CA     90623   680  SFR
79.76    425,000.00    425,000.00             0     1  R/T Refi  FREMONT              CA     94539   738  SFR
   80    660,000.00    660,000.00    660,000.00     1  Purchase  DALY CITY            CA     94014   755  SFR
79.78    508,700.00    508,700.00             0     1  R/T Refi  SANTA CLARA          CA     95051   730  PUD Attach
   80    550,000.00    550,000.00             0     1  R/T Refi  MORGAN HILL          CA     95037   703  PUD Attach
78.82    761,200.00    761,200.00             0     1  R/T Refi  PLEASANTON           CA     94566   667  SFR
 79.9    480,000.00    480,000.00             0     1  R/T Refi  SAN MARCOS           CA     92078   700  PUD Detach
65.52  1,509,000.00  1,509,000.00             0     1  R/T Refi  MARCO ISLAND         FL     34145   770  SFR
42.73  1,500,000.00  1,500,000.00             0     1  R/T Refi  SAN JUAN CAPISTRANO  CA     92675   717  PUD Detach
 79.9    810,000.00    810,000.00    810,000.00     1  Purchase  IRVINE               CA     92612   640  PUD Detach
 79.9    458,500.00    458,500.00    458,500.00     1  Purchase  WHITTIER             CA     90601   740  SFR
79.87    508,000.00    508,000.00    507,852.00     1  Purchase  SANTA CLARA          CA     95054   756  Condo
51.89    806,000.00    806,000.00             0     1  R/T Refi  CALABASAS            CA     91302   759  PUD Detach
61.74    595,000.00    595,000.00             0     1  R/T Refi  SAN FRANCISCO        CA     94115   707  Condo
   80    560,000.00    560,000.00             0     1  R/T Refi  CHICAGO              IL     60640   726  2-Family
 69.9    720,000.00    720,000.00    718,500.00     1  Purchase  SAN JOSE             CA     95120   672  SFR
   80    688,000.00    688,000.00    686,000.00     1  Purchase  SAN JOSE             CA     95125   746  SFR
   80    605,000.00    605,000.00    605,000.00     1  Purchase  SAN FRANCISCO        CA     94112   777  SFR
76.86    510,000.00    510,000.00             0     1  R/T Refi  SUNNYVALE            CA     94085   764  SFR
74.81    640,000.00    640,000.00             0     1  C/O Refi  EDEN PRAIRIE         MN     55347   769  SFR
56.35    700,000.00    700,000.00             0     1  R/T Refi  SAN JOSE             CA     95135   710  SFR
69.36    612,000.00    612,000.00             0     1  R/T Refi  CARLSBAD             CA     92009   776  PUD Detach

79.62    860,000.00    860,000.00    860,000.00     1  Purchase  LOS ANGELES          CA     90040   770  Condo
   63    873,000.00    873,000.00             0     1  C/O Refi  SANTA CRUZ           CA     95062   764  SFR
14.08    415,000.00    415,000.00    409,000.00     1  Purchase  LAKE ZURICH          IL     60047   769  SFR
79.89    665,000.00    665,000.00    665,000.00     1  Purchase  CUPERTINO            CA     95014   723  SFR
73.43    680,000.00    680,000.00             0     1  C/O Refi  EAST PALO ALTO       CA     94030   777  SFR
 55.2  1,100,000.00  1,100,000.00             0     1  R/T Refi  PALO ALTO            CA     94306   775  SFR
63.09    960,000.00    960,000.00             0     1  R/T Refi  TACOMA               WA     98406   664  SFR
 79.2    691,000.00    691,000.00             0     1  R/T Refi  SAN JOSE             CA     95148   706  SFR
70.12    720,000.00    720,000.00             0     1  R/T Refi  ARLINGTON            VA     22201   739  PUD Detach
51.03    882,000.00    882,000.00    881,900.00     1  Purchase  FULLERTON            CA     92833   625  PUD Detach
 79.8    495,000.00    495,000.00             0     1  R/T Refi  SAN JOSE             CA     95131   754  PUD Attach
 79.9    650,000.00    650,000.00             0     1  C/O Refi  SEBASTOPOL           CA     95472   780  SFR
77.48    475,000.00    475,000.00             0     1  R/T Refi  CASTRO VALLEY        CA     94546   750  SFR
78.43    510,000.00    510,000.00             0     1  C/O Refi  SUNNYVALE            CA     94086   743  Condo
76.06    495,000.00    495,000.00             0     1  R/T Refi  SAN JOSE             CA     95136   718  SFR
   80    513,000.00    513,000.00    512,500.00     1  Purchase  EL SEGUNDO           CA     90245   736  SFR
58.93    588,000.00    588,000.00             0     1  C/O Refi  SARASOTA             FL     34231   657  PUD Detach
 67.3    575,000.00    575,000.00             0     1  R/T Refi  GREER                SC     29650   751  PUD Detach
66.62    640,000.00    640,000.00             0     1  C/O Refi  CARLSBAD             CA     92008   654  PUD Detach
 79.9    514,100.00    514,100.00    514,100.00     1  Purchase  SAN JOSE             CA     95129   690  SFR
 74.9  1,100,000.00  1,100,000.00  1,100,000.00     1  Purchase  ALAMEDA              CA     94501   763  SFR
49.09  1,310,000.00  1,310,000.00             0     1  R/T Refi  STATELINE            NV     89449   761  SFR
79.88    785,000.00    785,000.00    782,323.00     1  Purchase  CARLSBAD             CA     92009   643  PUD Detach
73.92    770,000.00    770,000.00             0     1  R/T Refi  CHICAGO              IL     60610   697  Condo
   80    535,000.00    535,000.00    535,000.00     1  Purchase  HUNTINGTON BEACH     CA     92648   735  Condo
 79.9    750,000.00    750,000.00             0     1  C/O Refi  LOS ANGELES          CA     91604   766  SFR
 79.9    772,000.00    772,000.00    750,000.00     1  Purchase  KOLOA                HI     96756   724  Condo
44.55  1,100,000.00  1,100,000.00             0     1  R/T Refi  REDWOOD CITY         CA     94062   660  SFR
   80    433,000.00    433,000.00    432,500.00     1  Purchase  BRANFORD             CT      6405   764  SFR
60.95  1,150,000.00  1,150,000.00             0     1  R/T Refi  SAN JOSE             CA     95125   757  SFR
   80    530,000.00    530,000.00             0     1  C/O Refi  CORAL GABLES         FL     33146   674  SFR
79.99    990,000.00    990,000.00    989,740.00     1  Purchase  ST ALBANS            MO     63073   749  SFR
78.79    540,000.00    540,000.00             0     1  R/T Refi  PLEASANTON           CA     94588   709  SFR
   80    540,000.00    540,000.00    533,386.00     1  Purchase  DUBLIN               CA     94568   753  Condo
56.69  1,353,000.00  1,353,000.00             0     1  R/T Refi  RALEIGH              NC     27612   778  PUD Detach
60.73    740,000.00    740,000.00             0     1  C/O Refi  NEWARK               CA     94560   775  PUD Detach
 79.9    598,000.00    598,000.00    598,000.00     1  Purchase  DUBLIN               CA     94568   749  SFR
72.89    675,000.00    675,000.00             0     1  R/T Refi  SAN FRANCISCO        CA     94112   650  SFR
64.39    760,000.00    760,000.00             0     1  R/T Refi  GILROY               CA     95020   800  SFR
   80    650,000.00    650,000.00    644,000.00     1  Purchase  PRAIRIE GROVE        IL     60012   728  SFR
   75    510,000.00    510,000.00             0     1  R/T Refi  SANTA CLARA          CA     95054   724  Condo
   80    600,000.00    600,000.00    600,000.00     1  Purchase  TURLOCK              CA     95380   775  4-Family
 79.9    510,000.00    510,000.00    510,000.00     1  Purchase  SAN FRANCISCO        CA     94132   764  SFR
72.94    888,000.00    888,000.00    888,000.00     1  Purchase  PALO ALTO            CA     94303   723  SFR
74.86    583,000.00    583,000.00             0     1  C/O Refi  HOPKINTON            MA      1748   772  SFR
77.05    700,000.00    700,000.00    699,950.00     1  Purchase  LIVERMORE            CA     94550   787  SFR
 74.8  1,225,000.00  1,225,000.00  1,225,000.00     1  Purchase  SAN JOSE             CA     95138   788  PUD Detach
79.89    668,000.00    668,000.00    666,888.00     1  Purchase  FREMONT              CA     94539   782  SFR
69.89    672,500.00    672,500.00    672,500.00     1  Purchase  FOSTER CITY          CA     94404   685  SFR
65.75    600,000.00    600,000.00    600,000.00     1  Purchase  TUCSON               AZ     85745   691  SFR
   80    504,460.00    504,460.00    504,460.00     1  Purchase  FOLSOM               CA     95630   753  SFR
49.94  1,000,000.00  1,000,000.00             0     1  C/O Refi  PALM SPRINGS         CA     92264   782  SFR
   80    532,000.00    532,000.00             0     1  R/T Refi  LOS GATOS            CA     95032   693  PUD Attach
   80    450,000.00    450,000.00    450,000.00     1  Purchase  DALY CITY            CA     94014   756  SFR
89.78    515,000.00    515,000.00             0     1  R/T Refi  PARKER               CO     80134   682  PUD Detach
45.02  1,725,000.00  1,725,000.00             0     1  C/O Refi  MILL VALLEY          CA     94941   763  SFR
50.64  1,283,500.00  1,283,500.00  1,283,500.00     1  Purchase  SARATOGA             CA     95070   734  SFR
 79.9    530,000.00    530,000.00    530,000.00     1  Purchase  LOS ANGELES          CA     91403   727  SFR
79.27    620,000.00    620,000.00    620,000.00     1  Purchase  CHINO HILLS          CA     91709   669  SFR
78.82    465,000.00    465,000.00             0     1  R/T Refi  CHICAGO              IL     60610   728  Condo
 79.9    470,000.00    470,000.00    467,000.00     1  Purchase  FORT WORTH           TX     76109   700  PUD Detach
 79.9    458,000.00    458,000.00    458,000.00     1  Purchase  BUCKLEY              WA     98321   729  SFR
63.83  1,175,000.00  1,175,000.00             0     1  C/O Refi  RANCHO PALOS VERDES  CA     90275   760  SFR
 79.9    806,850.00    806,850.00    802,765.00     1  Purchase  SAN JOSE             CA     95129   738  SFR
54.92    800,000.00    800,000.00             0     1  R/T Refi  CORAL GABLES         FL     33133   779  SFR

64.98    592,000.00    592,000.00             0     1  R/T Refi  HOUSTON              TX     77059   783  PUD Detach
79.88    416,000.00    416,000.00    415,800.00     1  Purchase  CENTREVILLE          VA     20120   728  PUD Attach
79.06    530,000.00    530,000.00             0     1  R/T Refi  FOSTER CITY          CA     94404   722  Condo
79.89    485,000.00    485,000.00    483,963.00     1  Purchase  ROSWELL              GA     30075   749  PUD Detach
79.76    640,000.00    640,000.00    639,950.00     1  Purchase  RICHMOND             CA     94806   730  PUD Detach
   74  1,350,000.00  1,350,000.00             0     1  C/O Refi  NAGS HEAD            NC     27959   654  SFR
79.89    640,000.00    640,000.00    639,900.00     1  Purchase  LOS ALAMITOS         CA     90720   768  SFR
 79.9    437,000.00    437,000.00    437,000.00     1  Purchase  SAN JOSE             CA     95111   682  SFR
59.63    805,000.00    805,000.00             0     1  R/T Refi  SOUTH SAN FRANCISCO  CA     94080   710  SFR
 79.7    635,000.00    635,000.00    629,900.00     1  Purchase  DESTIN               FL     32550   729  Condo
 79.9    715,000.00    715,000.00    700,000.00     1  Purchase  RIVIERA BEACH        FL     33404   720  Condo
79.79    550,000.00    550,000.00    550,000.00     1  Purchase  DRACUT               MA      1826   764  SFR
   65    835,000.00    835,000.00             0     1  R/T Refi  MARCO ISLAND         FL     34145   706  Condo
 79.9    640,000.00    640,000.00             0     1  R/T Refi  SAN JOSE             CA     95118   699  PUD Detach
79.91    485,000.00    485,000.00    485,000.00     1  Purchase  THOUSAND OAKS        CA     91360   802  SFR
43.71  1,485,000.00  1,485,000.00  1,485,000.00     1  Purchase  PALO ALTO            CA     94301   798  SFR
76.43    628,000.00    628,000.00             0     1  R/T Refi  NAPA                 CA     94558   681  SFR
77.85    780,000.00    780,000.00    780,000.00     1  Purchase  TELLURIDE            CO     81435   728  SFR
   75    830,000.00    830,000.00    824,745.00     1  Purchase  TELLURIDE            CO     81435   651  Condo
 79.9    689,900.00    689,900.00    689,900.00     1  Purchase  FREMONT              CA     94536   747  SFR
79.53    550,000.00    550,000.00             0     1  R/T Refi  SUNNYVALE            CA     94086   687  Condo
89.99    495,000.00    495,000.00    494,720.00     1  Purchase  PARKLAND             FL     33076   780  PUD Detach
65.39    700,000.00    700,000.00    689,500.00     1  Purchase  SAN JOSE             CA     95129   780  SFR
79.88    505,000.00    505,000.00             0     1  R/T Refi  LEBANON              OH     45036   732  PUD Detach
79.89    630,000.00    630,000.00             0     1  C/O Refi  LITTLETON            CO     80124   715  SFR
58.72    642,000.00    642,000.00             0     1  R/T Refi  DANVILLE             CA     94506   649  PUD Detach
   50  1,600,000.00  1,600,000.00             0     1  C/O Refi  LAS VEGAS            NV     89148   699  PUD Detach
 74.9  1,240,000.00  1,240,000.00  1,210,000.00     1  Purchase  MENLO PARK           CA     94025   726  SFR
54.43    750,000.00    750,000.00             0     1  R/T Refi  NOVATO               CA     94947   634  SFR
79.89    469,000.00    469,000.00             0     1  C/O Refi  FOLSOM               CA     95630   705  SFR
 79.9    425,000.00    425,000.00             0     1  C/O Refi  PALM DESERT          CA     92211   774  PUD Detach
79.87    542,500.00    542,500.00    530,000.00     1  Purchase  FREDERICK            MD     21702   734  SFR
65.84    675,000.00    675,000.00             0     1  C/O Refi  SEBASTOPOL           CA     95472   748  SFR
52.51    614,500.00    614,500.00    614,400.00     1  Purchase  CAMPBELL             CA     95008   767  SFR
79.89    660,000.00    660,000.00    660,000.00     1  Purchase  CUPERTINO            CA     95014   754  SFR
65.93  1,350,000.00  1,350,000.00             0     1  R/T Refi  BOULDER              CO     80304   735  SFR
64.53    619,000.00    619,000.00             0     1  C/O Refi  ALEXANDRIA           VA     22301   731  SFR
 63.5    740,000.00    740,000.00             0     1  R/T Refi  COLUMBIA             SC     29205   698  SFR
 76.8    460,000.00    460,000.00             0     1  R/T Refi  SUNNYVALE            CA     94086   749  Condo
   80    745,000.00    745,000.00    745,000.00     1  Purchase  REDWOOD CITY         CA     94061   674  2-Family
   80    465,000.00    465,000.00             0     1  C/O Refi  CHULA VISTA          CA     91913   700  PUD Detach
74.51    500,000.00    500,000.00             0     1  R/T Refi  FREMONT              CA     94536   785  SFR
73.59    916,000.00    916,000.00    916,000.00     1  Purchase  GLENDALE             CA     91206   646  SFR
70.92    705,000.00    705,000.00             0     1  R/T Refi  CHICAGO              IL     60660   697  3-Family
79.89    620,000.00    620,000.00    620,000.00     1  Purchase  DANA POINT           CA     92629   682  Condo
   70    735,000.00    735,000.00             0     1  R/T Refi  SOLANA BEACH         CA     92075   760  PUD Detach
56.82    925,000.00    925,000.00             0     1  R/T Refi  LAS VEGAS            NV     89145   726  PUD Detach
 67.2    590,000.00    590,000.00             0     1  R/T Refi  DENVER               CO     80220   713  SFR
   68  1,325,000.00  1,325,000.00  1,250,000.00     1  Purchase  SCOTTSDALE           AZ     85259   720  PUD Detach
   80    474,000.00    474,000.00    474,000.00     1  Purchase  SAN MATEO            CA     94404   782  Condo
 78.5    535,000.00    535,000.00             0     1  R/T Refi  ATLANTA              GA     30319   725  SFR
63.62    995,000.00    995,000.00             0     1  R/T Refi  FARMINGTON           CA     95230   773  SFR
 79.9    900,000.00    900,000.00             0     1  R/T Refi  MOORPARK             CA     93021   755  PUD Detach
71.84    545,000.00    545,000.00             0     1  C/O Refi  POOLESVILLE          MD     20837   675  SFR
72.09  1,175,000.00  1,175,000.00             0     1  R/T Refi  ARCADIA              CA     91007   677  SFR
70.82    625,000.00    625,000.00             0     1  R/T Refi  PHX                  AZ     85044   757  SFR
 79.8    410,000.00    410,000.00             0     1  R/T Refi  PHOENIX              AZ     85016   803  SFR
 79.9    925,000.00    925,000.00    912,500.00     1  Purchase  WELLINGTON           FL     33414   724  SFR
 23.5  2,125,000.00  2,125,000.00             0     1  R/T Refi  PLANTATIONCAPTIVA    FL     33924   785  Condo
54.72  1,825,000.00  1,825,000.00             0     1  R/T Refi  SONORA               CA     95370   702  SFR
79.02    625,000.00    625,000.00             0     1  R/T Refi  SAN MATEO            CA     94402   760  SFR
65.46    900,000.00    900,000.00             0     1  R/T Refi  VISTA                CA     92084   679  SFR
70.32    710,000.00    710,000.00             0     1  C/O Refi  SAN RAFAEL           CA     94903   652  SFR
82.68    430,000.00    430,000.00             0     1  R/T Refi  CHARLOTTE            NC     28277   661  SFR
79.88    825,000.00    825,000.00             0     1  R/T Refi  SAN MATEO            CA     94402   733  SFR

73.18    565,000.00    565,000.00             0     1  C/O Refi  FORESTVILLE          CA     95436   759  SFR
62.29    650,000.00    650,000.00             0     1  R/T Refi  THOUSAND OAKS        CA     91362   725  SFR
79.74    485,000.00    485,000.00             0     1  C/O Refi  HERCULES             CA     94547   679  SFR
63.92    740,000.00    740,000.00             0     1  R/T Refi  SCOTTSDALE           AZ     85262   699  PUD Detach
63.66    657,000.00    657,000.00             0     1  R/T Refi  SANTA MONICA         CA     90405   673  Condo
 60.2    950,000.00    950,000.00             0     1  C/O Refi  VIENNA               VA     22182   706  PUD Detach
49.06  1,100,000.00  1,100,000.00             0     1  R/T Refi  LA SELVA BEACH       CA     95076   687  SFR
75.85    660,000.00    660,000.00             0     1  R/T Refi  SAN JOSE             CA     95127   775  SFR
76.81    475,000.00    475,000.00             0     1  R/T Refi  SAN FRANCISCO        CA     94115   670  Condo
 42.6  1,400,000.00  1,400,000.00             0     1  R/T Refi  MENLO PARK           CA     94025   795  SFR
69.42    520,000.00    520,000.00             0     1  R/T Refi  ALPHARETTA           GA     30004   678  SFR
66.58    730,000.00    730,000.00             0     1  C/O Refi  LIGHTHOUSE POINT     FL     33064   660  SFR
56.73    792,000.00    792,000.00             0     1  R/T Refi  MOUNTAIN VIEW        CA     94040   762  SFR
64.76    990,000.00    990,000.00             0     1  R/T Refi  BOCA RATON           FL     33496   748  PUD Detach
71.33    525,000.00    525,000.00             0     1  R/T Refi  PASADENA             CA     91105   792  Condo
59.88    895,000.00    895,000.00             0     1  R/T Refi  MIAMI BEACH          FL     33139   778  Condo
74.84    435,000.00    435,000.00    455,000.00     1  Purchase  SARASOTA             FL     34242   769  Condo
53.92    675,000.00    675,000.00             0     1  R/T Refi  YORBA LINDA          CA     92886   685  SFR
63.24    870,000.00    870,000.00             0     1  R/T Refi  LAS VEGAS            NV     89117   789  SFR
63.87    795,000.00    795,000.00             0     1  R/T Refi  UNION CITY           CA     94587   767  SFR
55.88    900,000.00    900,000.00             0     1  R/T Refi  BURLINGAME           CA     94010   725  SFR
74.66    642,000.00    642,000.00             0     1  C/O Refi  ALEXANDRIA           VA     22315   688  SFR
57.64  1,035,000.00  1,035,000.00             0     1  R/T Refi  LAKE SHERWOOD        CA     91361   739  SFR
51.96    626,000.00    626,000.00             0     1  R/T Refi  RALEIGH              NC     27609   798  SFR
79.78    660,000.00    660,000.00    657,500.00     1  Purchase  TALLAHASSEE          FL     32312   648  SFR
30.71  2,400,000.00  2,400,000.00             0     1  R/T Refi  HILLSBOROUGH         CA     94010   702  SFR
78.41    428,000.00    428,000.00             0     1  C/O Refi  CASTRO VALLEY        CA     94546   759  SFR
79.91    500,000.00    500,000.00             0     1  R/T Refi  CHARLOTTE            NC     28105   624  SFR
58.66    675,000.00    675,000.00             0     1  R/T Refi  OAKLAND              CA     94611   740  SFR
 79.9    589,000.00    589,000.00    589,000.00     1  Purchase  SOUTH LAKE TAHOE     CA     96150   798  SFR
62.56    665,000.00    665,000.00             0     1  R/T Refi  MONARCH BEACH        CA     92629   673  SFR
75.09    665,000.00    665,000.00    665,000.00     1  Purchase  OAKLAND              CA     94610   707  SFR
77.66    490,000.00    490,000.00             0     1  R/T Refi  SANTA ANA            CA     92706   762  SFR
77.57  1,030,000.00  1,030,000.00  1,030,000.00     1  Purchase  ARCADIA              CA     91007   759  SFR
   80    590,000.00    590,000.00    580,000.00     1  Purchase  MARATHON             FL     33050   772  SFR
66.66    750,000.00    750,000.00    749,900.00     1  Purchase  SUGAR LAND           TX     77479   731  PUD Detach
 79.9    524,000.00    524,000.00    523,800.00     1  Purchase  CHARLOTTE            NC     28207   628  SFR
   80    570,000.00    570,000.00    570,000.00     1  Purchase  LOS GATOS            CA     95032   672  PUD Detach
   80    650,000.00    650,000.00             0     1  R/T Refi  VIENNA               VA     22182   691  SFR
 41.1    960,000.00    960,000.00             0     1  C/O Refi  SAN DIEGO            CA     92037   702  SFR
62.98    850,000.00    850,000.00             0     1  R/T Refi  SAN FRANCISCO        CA     94114   732  Condo
55.19    950,000.00    950,000.00             0     1  R/T Refi  NEWPORT BEACH        CA     92660   654  PUD Detach
   75    720,000.00    720,000.00             0     1  R/T Refi  SUNNYVALE            CA     94087   732  SFR
60.65    870,000.00    870,000.00             0     1  R/T Refi  SAINT HELENA         CA     94574   686  SFR
62.65    707,000.00    707,000.00             0     1  R/T Refi  FREMONT              CA     94536   752  PUD Detach
79.89    500,000.00    500,000.00             0     1  R/T Refi  GILROY               CA     95020   740  SFR
 70.5    850,000.00    850,000.00    850,000.00     1  Purchase  SAN JOSE             CA     95121   745  SFR
72.97    590,000.00    590,000.00             0     1  R/T Refi  SAN BRUNO            CA     94066   742  SFR
76.16    625,000.00    625,000.00             0     1  R/T Refi  LOVETTSVILLE         VA     20180   776  SFR
64.26  1,240,000.00  1,240,000.00             0     1  R/T Refi  MILLBRAE             CA     94030   735  SFR
60.26    625,000.00    625,000.00             0     1  R/T Refi  AUSTIN               TX     78730   658  SFR
   80    635,000.00    635,000.00    635,000.00     1  Purchase  LOS ANGELES          CA     90025   786  Condo
36.38  1,050,000.00  1,050,000.00             0     1  R/T Refi  SAN JOSE             CA     95120   774  SFR
79.91    618,000.00    618,000.00    615,000.00     1  Purchase  SYLVANIA             OH     43560   756  SFR
   80    675,000.00    675,000.00    675,000.00     1  Purchase  CORONA               CA     92881   700  SFR
   95    451,000.00    451,000.00    450,000.00     1  Purchase  MARIETTA             GA     30067   776  SFR
 79.5    600,000.00    600,000.00             0     1  R/T Refi  SAN JOSE             CA     95129   739  SFR
58.82  1,750,000.00  1,750,000.00  1,700,000.00     1  Purchase  WOODSIDE             CA     94062   664  SFR
79.89    455,000.00    455,000.00             0     1  R/T Refi  LOS ANGELES          CA     90292   774  Condo
 79.9    425,000.00    425,000.00    425,000.00     1  Purchase  FREMONT              CA     94538   677  SFR
45.71    945,000.00    945,000.00             0     1  R/T Refi  SANTA MONICA         CA     90403   762  SFR
47.41  1,100,000.00  1,100,000.00             0     1  R/T Refi  SPRING               TX     77379   744  PUD Detach
   80    725,000.00    725,000.00    722,000.00     1  Purchase  IRVINE               CA     92602   740  PUD Detach
 79.9    460,000.00    460,000.00             0     1  R/T Refi  COLUMBIA             SC     29206   711  PUD Detach
66.92  1,350,000.00  1,350,000.00             0     1  R/T Refi  WASHINGTON           NC     27889   773  SFR

   75  1,075,000.00  1,075,000.00  1,066,706.00     1  Purchase  ASHEVILLE            NC     28803   643  SFR
76.86    575,000.00    575,000.00    575,000.00     1  Purchase  SAN JOSE             CA     95131   712  SFR
   80    850,000.00    850,000.00    850,000.00     1  Purchase  PALO ALTO            CA     94306   708  SFR
   80    465,000.00    465,000.00             0     1  R/T Refi  SAN JOSE             CA     95123   715  SFR
79.88    560,000.00    560,000.00             0     1  R/T Refi  AMERICAN CANYON      CA     94503   631  SFR
78.53    435,000.00    435,000.00             0     1  R/T Refi  SAN JOSE             CA     95118   762  PUD Attach
79.91    628,000.00    628,000.00    628,000.00     1  Purchase  SUNNYVALE            CA     94086   691  SFR
59.31  1,450,000.00  1,450,000.00             0     1  R/T Refi  SARATOGA             CA     95070   769  SFR
   80    420,000.00    420,000.00    420,000.00     1  Purchase  HAYWARD              CA     94545   790  SFR
 72.4    538,000.00    538,000.00             0     1  R/T Refi  CAPITOLA             CA     95010   723  SFR
70.41    595,000.00    595,000.00             0     1  R/T Refi  RANCHO PALOS VERDES  CA     90275   733  Condo
36.86    950,000.00    950,000.00             0     1  R/T Refi  SAN DIEGO            CA     92107   789  2-Family
   80    635,000.00    635,000.00    635,000.00     1  Purchase  TRABUCO CANYON AREA  CA     92679   700  PUD Detach
93.44    410,000.00    410,000.00             0     1  R/T Refi  BENBROOK             TX     76126   673  PUD Detach
55.39  1,010,000.00  1,010,000.00  1,010,000.00     1  Purchase  APTOS                CA     95003   729  SFR
73.73    630,000.00    630,000.00             0     1  C/O Refi  NATICK               MA      1760   782  SFR
   80    580,000.00    580,000.00    545,000.00     1  Purchase  ATLANTA              GA     30328   757  SFR
65.91  1,518,000.00  1,518,000.00  1,517,198.00     1  Purchase  PLEASANTON           CA     94588   683  SFR
60.91  1,100,000.00  1,100,000.00             0     1  R/T Refi  LA JOLLA             CA     92037   778  SFR
75.87    660,000.00    660,000.00    659,000.00     1  Purchase  DENVER               CO     80230   771  PUD Detach
57.76    580,000.00    580,000.00             0     1  R/T Refi  FOLSOM               CA     95630   765  SFR
69.93    695,000.00    695,000.00             0     1  R/T Refi  LOS ANGELES          CA     90066   762  SFR
   80    624,000.00    624,000.00    620,000.00     1  Purchase  COROLLA              NC     27927   739  PUD Detach
   80    849,000.00    849,000.00    849,000.00     1  Purchase  THE SEA RANCH        CA     95497   763  PUD Detach
58.58    850,000.00    850,000.00             0     1  R/T Refi  HUNTINGTON BEACH     CA     92648   797  SFR
 39.7  1,025,000.00  1,025,000.00             0     1  R/T Refi  LOS ANGELES          CA     90045   716  SFR
   75  1,150,000.00  1,150,000.00  1,100,000.00     1  Purchase  LOS ANGELES          CA     90027   665  SFR
69.44  1,800,000.00  1,800,000.00             0     1  R/T Refi  LIVERMORE            CA     94550   671  SFR
60.82    610,000.00    610,000.00             0     1  C/O Refi  SAN RAFAEL           CA     94901   798  SFR
   80    450,000.00    450,000.00    450,000.00     1  Purchase  FREMONT              CA     94536   789  SFR
   80    490,000.00    490,000.00    480,000.00     1  Purchase  PORT CHESTER         NY     10573   777  SFR
59.45  1,050,000.00  1,050,000.00             0     1  C/O Refi  LOS ANGELES          CA     90004   705  SFR
58.95    860,000.00    860,000.00             0     1  R/T Refi  PLEASANTON           CA     94566   776  PUD Detach
35.95    920,000.00    920,000.00    904,000.00     1  Purchase  AUSTIN               TX     78734   675  SFR
   80    600,000.00    600,000.00             0     1  R/T Refi  VISTA                CA     92083   629  SFR
58.67    750,000.00    750,000.00             0     1  R/T Refi  YORBA LINDA          CA     92886   751  SFR
67.88    520,000.00    520,000.00             0     1  C/O Refi  WASHINGTON           DC     20009   661  PUD Attach
68.97  1,450,000.00  1,450,000.00             0     1  R/T Refi  EVERGREEN            CO     80439   646  SFR
 79.4    805,000.00    805,000.00             0     1  C/O Refi  ROCKVILLE            MD     20852   775  SFR
75.81    548,200.00    548,200.00    548,142.00     1  Purchase  ANAHEIM              CA     92804   752  PUD Detach
 69.7    660,000.00    660,000.00    660,000.00     1  Purchase  SAN FRANCISCO        CA     94114   794  Condo
   80    475,000.00    475,000.00    475,000.00     1  Purchase  LOS ANGELES          CA     90024   791  Condo
72.98    475,000.00    475,000.00             0     1  R/T Refi  SARASOTA             FL     34241   691  SFR
79.91  1,075,000.00  1,075,000.00  1,075,000.00     1  Purchase  LAGUNA NIGUEL        CA     92677   765  PUD Detach
   80    700,000.00    700,000.00    640,000.00     1  Purchase  WOODINVILLE          WA     98072   665  SFR
89.32    515,000.00    515,000.00             0     1  R/T Refi  NEWARK               CA     94560   761  SFR
   80    560,000.00    560,000.00    560,000.00     1  Purchase  PLEASANTON           CA     94566   714  SFR
   80    580,000.00    580,000.00             0     1  R/T Refi  ARVADA               CO     80007   719  SFR
77.58    455,000.00    455,000.00             0     1  R/T Refi  SAN FRANCISCO        CA     94134   726  SFR
72.18    665,000.00    665,000.00             0     1  C/O Refi  LOMITA               CA     90717   778  SFR
45.59  1,232,000.00  1,232,000.00             0     1  R/T Refi  MURRELLS INLET       SC     29576   675  PUD Detach
 79.9    463,000.00    463,000.00    463,000.00     1  Purchase  SAN FRANCISCO        CA     94110   743  Condo
   90    515,000.00    515,000.00    515,000.00     1  Purchase  SAN MARCOS           CA     92069   668  SFR
   80    610,000.00    610,000.00    609,162.00     1  Purchase  SAN RAMON            CA     94583   719  PUD Detach
   80    910,000.00    910,000.00    900,000.00     1  Purchase  CHARLOTTE            NC     28210   734  Condo
77.75    835,000.00    835,000.00    835,000.00     1  Purchase  SANTA FE             NM     87501   789  SFR
66.72    735,000.00    735,000.00             0     1  R/T Refi  SAINT SIMONS ISLAND  GA     31522   705  SFR
 71.9    610,000.00    610,000.00    605,000.00     1  Purchase  SAN FRANCSCO         CA     94118   715  Condo
   70  1,700,000.00  1,700,000.00  1,525,000.00     1  Purchase  VILLAGE OF PALMETTO  FL     33158   714  SFR
65.71  1,050,000.00  1,050,000.00  1,050,000.00     1  Purchase  LOS ANGELES          CA     91436   707  SFR
69.29    840,000.00    840,000.00             0     1  R/T Refi  SAN JOSE             CA     95129   764  SFR
52.78    720,000.00    720,000.00             0     1  R/T Refi  SAN JOSE             CA     95138   756  PUD Detach
   75  1,300,000.00  1,300,000.00  1,300,000.00     1  Purchase  CARLSBAD             CA     92009   736  SFR
   80    600,000.00    600,000.00    600,000.00     1  Purchase  DUNWOODY             GA     30338   740  SFR
74.04  1,175,000.00  1,175,000.00             0     1  R/T Refi  CHICAGO              IL     60657   723  Condo

   80    470,000.00    470,000.00             0     1  C/O Refi  SANTA MONICA         CA     90405   764  Condo
64.74    950,000.00    950,000.00             0     1  R/T Refi  MIAMI                FL     33179   790  PUD Detach
 79.9    526,667.00    526,667.00    526,667.00     1  Purchase  HOMEWOOD             CA     96141   782  SFR
79.89    710,000.00    710,000.00    710,000.00     1  Purchase  MILLERSVILLE         MD     21108   785  PUD Detach
78.33    510,000.00    510,000.00             0     1  C/O Refi  SAN MATEO            CA     94403   673  Condo
75.35    645,000.00    645,000.00             0     1  R/T Refi  SAN JOSE             CA     95120   709  SFR
   80    685,000.00    685,000.00    675,000.00     1  Purchase  BEAUFORT             SC     29902   696  SFR
71.67    480,000.00    480,000.00             0     1  R/T Refi  BRENTWOOD            CA     94513   762  SFR
71.94    834,000.00    834,000.00             0     1  R/T Refi  LAS VEGAS            NV     89135   695  PUD Detach
71.45    655,000.00    655,000.00             0     1  R/T Refi  SANTA CLARA          CA     95051   743  SFR
66.12    510,000.00    510,000.00             0     1  R/T Refi  CASTRO VALLEY        CA     94546   724  SFR
78.52    575,000.00    575,000.00             0     1  R/T Refi  SAN DIEGO            CA     92103   782  SFR
   80    512,000.00    512,000.00    512,000.00     1  Purchase  FAIRFIELD            CA     94533   789  PUD Detach
   45  1,000,000.00  1,000,000.00             0     1  C/O Refi  MARTINEZ             CA     94553   716  SFR
79.41  1,180,000.00  1,180,000.00             0     1  R/T Refi  LOS GATOS            CA     95030   652  SFR
74.09    550,000.00    550,000.00             0     1  R/T Refi  LOS ANGELES          CA     91304   714  SFR
   80    439,000.00    439,000.00    439,000.00     1  Purchase  FREMONT              CA     94536   772  SFR
51.34    711,000.00    711,000.00             0     1  R/T Refi  WEST HOLLYWOOD       CA     90048   680  SFR
60.53    825,000.00    825,000.00             0     1  C/O Refi  ORLAND PARK          IL     60462   743  SFR
   75    560,000.00    560,000.00             0     1  C/O Refi  LIVINGSTON           NJ      7039   670  Condo
74.07    810,000.00    810,000.00             0     1  R/T Refi  NORTH READING        MA      1864   753  SFR
   80    685,000.00    685,000.00    675,000.00     1  Purchase  MISSION HILLS        KS     66208   741  PUD Detach
52.63  1,900,000.00  1,900,000.00             0     1  R/T Refi  LOS ALTOS HILLS      CA     94022   706  SFR
   80    458,578.00    458,578.00    458,578.00     1  Purchase  BRENTWOOD            CA     94513   715  SFR
74.91    920,000.00    920,000.00    920,000.00     1  Purchase  SAN FRANCISCO        CA     94122   738  SFR
74.67    535,000.00    535,000.00             0     1  R/T Refi  REDWOOD CITY         CA     94061   676  SFR
79.65    489,000.00    489,000.00             0     1  R/T Refi  FREMONT              CA     94538   687  SFR
47.73  1,500,000.00  1,500,000.00             0     1  R/T Refi  LAGUNA BEACH         CA     92651   752  SFR
64.62    850,000.00    850,000.00    850,000.00     1  Purchase  SAN FRANCISCO        CA     94105   749  Condo
   80    520,000.00    520,000.00    520,000.00     1  Purchase  REDONDO BEACH        CA     90277   726  Condo
62.59    850,000.00    850,000.00             0     1  R/T Refi  REDWOOD CITY         CA     94061   767  SFR
   80    500,000.00    500,000.00    500,000.00     1  Purchase  SAN JOSE             CA     95124   714  SFR
28.38  1,758,000.00  1,758,000.00             0     1  R/T Refi  SARATOGA             CA     95070   706  SFR
   80    625,000.00    625,000.00    625,000.00     1  Purchase  SAN CARLOS           CA     94070   735  Condo
48.94    660,000.00    660,000.00             0     1  C/O Refi  HUNTINGTON BEACH     CA     92649   743  SFR
65.37  1,025,000.00  1,025,000.00             0     1  C/O Refi  LA CANADA-FLINTRIDG  CAE    91011   637  SFR
79.99    545,000.00    545,000.00    545,000.00     1  Purchase  SAN DIEGO            CA     92121   773  PUD Detach
61.73    810,000.00    810,000.00             0     1  R/T Refi  CHAPPAQUA            NY     10514   782  SFR
76.45    586,000.00    586,000.00             0     1  R/T Refi  SAN JOSE             CA     95124   731  SFR
   80    600,000.00    600,000.00    575,000.00     1  Purchase  BETHESDA             MD     20817   742  SFR
   80    750,000.00    750,000.00    749,775.00     1  Purchase  MISSION VIEJO        CA     92692   749  PUD Detach
61.82  1,025,000.00  1,025,000.00             0     1  R/T Refi  SAN DIEGO            CA     92130   700  PUD Detach
   80    714,000.00    714,000.00    710,000.00     1  Purchase  GREAT NECK           NY     11023   771  SFR
   80    495,000.00    495,000.00    495,000.00     1  Purchase  GRANITE BAY          CA     95746   731  SFR
71.69    850,000.00    850,000.00    830,000.00     1  Purchase  WINDSOR              CA     95492   719  SFR
53.24  1,285,000.00  1,285,000.00  1,285,000.00     1  Purchase  MANHATTAN BEACH      CA     90266   777  SFR
73.99    810,000.00    810,000.00             0     1  R/T Refi  REDWOOD CITY         CA     94062   760  2-Family
74.91    996,000.00    996,000.00    996,000.00     1  Purchase  DANA POINT           CA     92629   700  SFR
64.98  1,075,000.00  1,075,000.00  1,075,000.00     1  Purchase  LADERA RANCH         CA     92694   759  SFR
   80    565,000.00    565,000.00    555,000.00     1  Purchase  OAKLAND              CA     94602   782  SFR
71.02    527,000.00    527,000.00             0     1  R/T Refi  SAVAGE               MN     55378   758  SFR
47.03    945,000.00    945,000.00    945,000.00     1  Purchase  EDGEWATER            MD     21037   772  PUD Detach
64.52  1,550,000.00  1,550,000.00             0     1  R/T Refi  LAS VEGAS            NV     89141   669  PUD Detach
   80    550,000.00    550,000.00    550,000.00     1  Purchase  JUPITER              FL     33477   698  PUD Detach
46.09  1,950,000.00  1,950,000.00             0     1  C/O Refi  WASHINGTON           DC     20008   781  SFR
57.36  1,125,000.00  1,125,000.00             0     1  R/T Refi  KENTFIELD            CA     94904   695  SFR
60.91    530,000.00    530,000.00             0     1  R/T Refi  SIMI VALLEY          CA     93063   713  SFR
79.81    461,500.00    461,500.00    461,500.00     1  Purchase  PORTLAND             OR     97209   703  Condo
40.81  3,050,000.00  3,050,000.00             0     1  R/T Refi  NEWPORT BEACH        CA     92657   716  PUD Detach
 89.9    392,000.00    392,000.00    391,406.00     1  Purchase  MURRIETA             CA     92562   782  SFR
73.77    440,000.00    440,000.00             0     1  R/T Refi  FORT WORTH           TX     76179   636  PUD Detach
67.01    485,000.00    485,000.00             0     1  C/O Refi  SARASOTA             FL     34238   673  PUD Detach
49.94  1,059,000.00  1,059,000.00             0     1  C/O Refi  MANHATTAN BEACH      CA     90266   690  SFR
30.17  3,450,000.00  3,450,000.00  3,315,000.00     1  Purchase  RANCHO SANTA FE      CA     92091   794  PUD Detach
78.17    575,000.00    575,000.00             0     1  C/O Refi  SEATTLE              WA     98103   760  SFR

78.16    490,000.00    490,000.00             0     1  R/T Refi  SAN LEANDRO          CA     94577   669  PUD Detach
52.29  2,100,000.00  2,100,000.00             0     1  R/T Refi  SAN FRANCISCO        CA     94123   707  SFR
76.16    516,000.00    516,000.00             0     1  R/T Refi  AUSTIN               TX     78745   773  PUD Detach
   80    626,000.00    626,000.00    622,500.00     1  Purchase  CHARLOTTE            NC     28210   762  PUD Detach
   80    605,000.00    605,000.00    605,000.00     1  Purchase  BOSTON               MA      2116   683  Condo
79.19    575,000.00    575,000.00             0     1  R/T Refi  HOUSTON              TX     77059   700  PUD Detach
79.91    650,000.00    650,000.00    575,000.00     1  Purchase  HEMET                CA     92544   759  SFR
66.59    525,000.00    525,000.00             0     1  C/O Refi  LONG BEACH           CA     90807   736  SFR
79.75    470,000.00    470,000.00             0     1  R/T Refi  LEANDER              TX     78641   749  SFR
   80    750,000.00    750,000.00    750,000.00     1  Purchase  CUPERTINO            CA     95014   722  SFR
   80    517,000.00    517,000.00             0     1  R/T Refi  TORRANCE             CA     90503   634  Condo
 54.1    610,000.00    610,000.00             0     1  C/O Refi  MISSION VIEJO        CA     92692   703  PUD Detach
72.91    570,000.00    570,000.00    570,000.00     1  Purchase  WOODLAND             CA     95695   654  SFR
79.29    495,000.00    495,000.00             0     1  R/T Refi  KENDAL PARK          NJ      8824   696  SFR
76.96    517,000.00    517,000.00    511,710.00     1  Purchase  BOWIE                MD     20720   673  PUD Detach
94.99    369,000.00    369,000.00    369,000.00     1  Purchase  LOS ANGELES          CA     91602   679  Condo
   80    730,000.00    730,000.00    693,499.00     1  Purchase  WINDERMERE           FL     34786   637  PUD Detach
   80    560,000.00    560,000.00    560,000.00     1  Purchase  SANTA BARBARA        CA     93105   733  PUD Detach
75.79    692,000.00    692,000.00             0     1  R/T Refi  AUSTIN               TX     78746   708  PUD Detach
 63.2    845,000.00    845,000.00             0     1  R/T Refi  SAN DIEGO            CA     92130   750  SFR
72.77    550,000.00    550,000.00    549,000.00     1  Purchase  BEN LOMOND           CA     95005   711  SFR
 79.9    494,000.00    494,000.00    494,000.00     1  Purchase  TORRANCE             CA     90505   796  Condo
57.95  1,660,000.00  1,660,000.00             0     1  R/T Refi  MIAMI                FL     33139   758  Condo
 79.9    560,000.00    560,000.00    559,000.00     1  Purchase  BEVERLY HILLS        CA     90210   661  Condo
 79.9    512,500.00    512,500.00    512,500.00     1  Purchase  MILPITAS             CA     95035   763  SFR
79.91    435,000.00    435,000.00    435,000.00     1  Purchase  SAN JOSE             CA     95118   770  PUD Attach
72.88    590,000.00    590,000.00             0     1  R/T Refi  GLENDALE             CA     91206   711  SFR
79.14    465,000.00    465,000.00             0     1  C/O Refi  ELK GROVE            CA     95624   659  SFR
67.69    652,000.00    652,000.00    650,000.00     1  Purchase  HOLMES BEACH         FL     34217   747  SFR
79.43    430,000.00    430,000.00             0     1  C/O Refi  SUN CITY WEST        AZ     85387   768  SFR
54.39    695,000.00    695,000.00             0     1  R/T Refi  FREMONT              CA     94536   671  PUD Detach
79.86    561,000.00    561,000.00             0     1  C/O Refi  TORRANCE             CA     90501   758  SFR
   80    865,000.00    865,000.00             0     1  R/T Refi  SAN CARLOS           CA     94070   769  SFR
   80  1,250,000.00  1,250,000.00  1,150,000.00     1  Purchase  DENVER               CO     80238   765  PUD Detach
   80    715,000.00    715,000.00    715,000.00     1  Purchase  SAN JOSE             CA     95120   757  PUD Detach
79.77    626,000.00    626,000.00             0     1  R/T Refi  SAN FRANCISCO        CA     94131   681  SFR
63.83  1,210,000.00  1,210,000.00  1,175,000.00     1  Purchase  PALM BEACH GARDENS   FL     33418   800  PUD Detach
 74.9    455,000.00    455,000.00             0     1  R/T Refi  NAPLES               FL     34117   623  SFR
 79.9    500,000.00    500,000.00             0     1  R/T Refi  EL CERRITO           CA     94530   752  SFR
   80    460,000.00    460,000.00    460,000.00     1  Purchase  BREA                 CA     92821   718  PUD Detach
   75    839,000.00    839,000.00    800,000.00     1  Purchase  BRECKENRIDGE         CO     80424   775  SFR
59.44  1,260,000.00  1,260,000.00  1,260,000.00     1  Purchase  HALF MOON BAY        CA     94019   723  PUD Detach
79.91    495,000.00    495,000.00    495,000.00     1  Purchase  FREMONT              CA     94555   737  PUD Detach
40.53  1,900,000.00  1,900,000.00             0     1  R/T Refi  SMOWMASS VILLAGE     CO     81615   776  SFR
 79.9    447,000.00    447,000.00    446,264.00     1  Purchase  VALLEJO              CA     94591   756  PUD Detach
   80  1,250,000.00  1,250,000.00  1,160,000.00     1  Purchase  ATLANTA              GA     30327   690  SFR
   80    540,000.00    540,000.00    538,000.00     1  Purchase  CHICAGO              IL     60656   757  SFR
 79.9    535,000.00    535,000.00    535,000.00     1  Purchase  SAN DIEGO            CA     92129   772  PUD Detach
62.92  1,370,000.00  1,370,000.00             0     1  R/T Refi  LOS ANGELES          CA     90046   688  SFR
68.89    675,000.00    675,000.00             0     1  C/O Refi  LADERA RANCH         CA     92694   700  PUD Detach
   80    660,000.00    660,000.00             0     1  C/O Refi  SAN FRANCISCO        CA     94109   756  Condo
74.63  1,340,000.00  1,340,000.00             0     1  R/T Refi  SAUSALITO            CA     94965   709  SFR
74.25    635,000.00    635,000.00    635,000.00     1  Purchase  SAN FRANCISCO        CA     94110   768  Condo
49.18  1,525,000.00  1,525,000.00             0     1  R/T Refi  BEVERLY HILLS        CA     90212   777  SFR
79.89    427,000.00    427,000.00    427,000.00     1  Purchase  SCOTTSDALE           AZ     85262   673  PUD Detach
   80    476,000.00    476,000.00    470,500.00     1  Purchase  SPOKANE              WA     99212   732  SFR
71.28  1,100,000.00  1,100,000.00             0     1  R/T Refi  CLARKSVILLE          GA     30523   778  SFR
   80    620,000.00    620,000.00    620,000.00     1  Purchase  GOLETA               CA     93117   801  SFR
 79.9    510,000.00    510,000.00    472,000.00     1  Purchase  SANTA FE             NM     87505   755  SFR
79.91    450,000.00    450,000.00    450,000.00     1  Purchase  SAN FRANCISCO        CA     94110   709  SFR
59.52  1,680,000.00  1,680,000.00  1,680,000.00     1  Purchase  CORONADO             CA     92118   792  PUD Detach
32.11  2,700,000.00  2,700,000.00             0     1  R/T Refi  RENO                 NV     89511   774  SFR
 73.2    765,000.00    765,000.00    765,000.00     1  Purchase  CAMPBELL             CA     95032   755  SFR
   70    785,000.00    785,000.00             0     1  C/O Refi  CHESTER              MD     21619   658  SFR
62.96    810,000.00    810,000.00    810,000.00     1  Purchase  SAN FRANCISCO        CA     94110   769  SFR

61.03  1,800,000.00  1,800,000.00  1,800,000.00     1  Purchase  MONTECITO            CA     93108   750  SFR
 73.9    456,000.00    456,000.00             0     1  C/O Refi  PASADENA             CA     91106   661  SFR
73.76    526,000.00    526,000.00             0     1  C/O Refi  TORRANCE             CA     90505   694  SFR
   80    420,000.00    420,000.00             0     1  R/T Refi  REDWOOD CITY         CA     94065   757  Condo
 69.9    674,000.00    674,000.00    657,230.00     1  Purchase  SAN RAMON            CA     94583   752  SFR
59.81    540,000.00    540,000.00             0     1  C/O Refi  VIRGINIA BEACH       VA     23451   715  SFR
   80    862,000.00    862,000.00    862,000.00     1  Purchase  SAN JOSE             CA     95125   764  SFR
 79.2    500,000.00    500,000.00             0     1  R/T Refi  CAMPBELL             CA     95008   781  SFR
   90    410,000.00    410,000.00    396,500.00     1  Purchase  ATLANTA              GA     30306   774  SFR
   80    475,000.00    475,000.00             0     1  C/O Refi  CHULA VISTA          CA     91910   710  SFR
   80    438,000.00    438,000.00    438,000.00     1  Purchase  WINDSOR              CA     95492   751  SFR
   80    736,500.00    736,500.00    736,250.00     1  Purchase  SAN FRANCISCO        CA     94107   772  Condo
70.09    535,000.00    535,000.00    535,000.00     1  Purchase  NEW YORK             NY     10019   776  Condo
 78.7    460,000.00    460,000.00             0     1  R/T Refi  REDONDO BEACH        CA     90277   737  Condo
   80    890,000.00    890,000.00    870,000.00     1  Purchase  OCONOMOWOC LAKE      WI     53066   721  SFR
   80    890,000.00    890,000.00    874,591.00     1  Purchase  GLEN MILLS           PA     19342   687  SFR
46.48  1,600,000.00  1,600,000.00             0     1  R/T Refi  COTO DE CAZA         CA     92679   690  PUD Detach
79.91    427,500.00    427,500.00    427,500.00     1  Purchase  LIVERMORE            CA     94550   764  SFR
 79.9    560,000.00    560,000.00    560,000.00     1  Purchase  MONUMENT             CO     80132   776  SFR
89.89    435,000.00    435,000.00    435,000.00     1  Purchase  ROSEVILLE            CA     95661   674  SFR
   80    680,000.00    680,000.00    679,000.00     1  Purchase  POWAY                CA     92064   733  SFR
   80    541,000.00    541,000.00    541,000.00     1  Purchase  NORTHRIDGES          CA     91325   776  SFR
79.92    475,000.00    475,000.00             0     1  C/O Refi  JORDAN               MN     55352   622  SFR
 79.9    450,000.00    450,000.00    430,000.00     1  Purchase  SAN JOSE             CA     95123   777  SFR
75.12    500,000.00    500,000.00             0     1  R/T Refi  DIAMOND BAR          CA     91789   643  PUD Detach
41.67  2,400,000.00  2,400,000.00  2,400,000.00     1  Purchase  INCLINE VILLAGE      NV     89451   787  Condo
   80  1,175,000.00  1,175,000.00  1,173,593.00     1  Purchase  SAN FRANCISCO        CA     94114   687  SFR
60.63    955,000.00    955,000.00             0     1  R/T Refi  CALABASAS            CA     91302   743  PUD Detach
   80  1,110,000.00  1,110,000.00  1,100,000.00     1  Purchase  LONG GROVE           IL     60047   745  SFR
   80    538,000.00    538,000.00    538,000.00     1  Purchase  MOUNTAIN VIEW        CA     94043   690  SFR
   80    440,000.00    440,000.00    440,000.00     1  Purchase  OAKLAND              CA     94611   746  Condo
 79.9    690,000.00    690,000.00    689,000.00     1  Purchase  DENVER               CO     80209   698  SFR
79.88    535,000.00    535,000.00    535,000.00     1  Purchase  WASHINGTON           DC     20001   750  Condo
78.21    959,000.00    959,000.00    959,000.00     1  Purchase  HUNTINGTON BEACH     CA     92648   755  PUD Detach
61.59  1,299,000.00  1,299,000.00  1,299,000.00     1  Purchase  AGOURA HILLS         CA     91301   734  PUD Detach
79.92    575,000.00    575,000.00    575,000.00     1  Purchase  TARZANA              CA     91356   788  SFR
   80    458,000.00    458,000.00             0     1  R/T Refi  HYDE PARK            IL     60615   674  PUD Detach
67.89    545,000.00    545,000.00             0     1  C/O Refi  BROOKS               GA     30205   622  SFR
 58.9  1,135,000.00  1,135,000.00             0     1  R/T Refi  MCLEAN               VA     22102   749  SFR
70.61    580,000.00    580,000.00    580,000.00     1  Purchase  PERRY HALL           MD     21128   682  SFR
59.56  1,600,000.00  1,600,000.00  1,595,000.00     1  Purchase  WASHINGTON           DC     20016   754  SFR
   80    602,000.00    602,000.00    602,000.00     1  Purchase  SUNNYVALE            CA     94087   763  SFR
   80    945,000.00    945,000.00    845,000.00     1  Purchase  BONSALL              CA     92003   684  SFR
62.28    757,000.00    757,000.00             0     1  C/O Refi  DESTIN               FL     32541   677  PUD Detach
   80    540,000.00    540,000.00    539,000.00     1  Purchase  LAS VEGAS            NV     89135   763  PUD Detach
79.91    760,000.00    760,000.00    750,000.00     1  Purchase  DURANGO              CO     81301   723  SFR
77.53    434,000.00    434,000.00             0     1  R/T Refi  ABILENE              TX     79606   787  SFR
89.88    750,000.00    750,000.00    750,000.00     1  Purchase  BERKELEY             CA     94705   751  SFR
 79.9    745,000.00    745,000.00             0     1  R/T Refi  THE WOODLANDS        TX     77356   691  SFR
72.33    900,000.00    900,000.00             0     1  R/T Refi  MENLO PARK           CA     94025    0   SFR
59.29    615,000.00    615,000.00             0     1  C/O Refi  LOS ANGELES          CA     90019   726  SFR
   80    520,000.00    520,000.00    520,000.00     1  Purchase  SAN DIEGO            CA     92122   769  Condo
   80    816,500.00    816,500.00    810,000.00     1  Purchase  DILLON               CO     80435   782  PUD Attach
79.94    691,000.00    691,000.00    690,500.00     1  Purchase  VIENNA               VA     22181   667  PUD Detach
   80    790,000.00    790,000.00    650,000.00     1  Purchase  NAPLES               FL     34102   770  SFR
79.98    515,000.00    515,000.00    515,000.00     1  Purchase  ZEPHYR COVE          NV     89448   711  SFR
79.99    599,000.00    599,000.00    598,939.00     1  Purchase  HERCULES             CA     94547   685  PUD Detach
 79.9    500,000.00    500,000.00    500,000.00     1  Purchase  DIX HILLS            NY     11746   754  SFR
60.75    675,000.00    675,000.00             0     1  R/T Refi  GULFPORT             FL     33707   660  PUD Detach
   80    427,000.00    427,000.00    427,000.00     1  Purchase  SAN FRANCISCO        CA     94121   673  Condo
64.06    640,000.00    640,000.00             0     1  R/T Refi  SAN DIEGO            CA     92107   764  SFR
73.83    745,000.00    745,000.00             0     1  R/T Refi  SAN JOSE             CA     95129   709  SFR
94.79    345,000.00    345,000.00    345,000.00     1  Purchase  RICHMOND             CA     94805   795  SFR
56.76  2,200,000.00  2,200,000.00             0     1  R/T Refi  DIABLO               CA     94528   696  SFR
   75    640,000.00    640,000.00             0     1  R/T Refi  SAN JOSE             CA     95124   763  SFR

 79.9    527,000.00    527,000.00    526,500.00     1  Purchase  SAN JOSE             CA     95148   719  SFR
   80    590,000.00    590,000.00    588,000.00     1  Purchase  DENVER               CO     80206   705  PUD Attach
42.89  1,350,000.00  1,350,000.00             0     1  R/T Refi  CAMARILLO            CA     93012   789  PUD Detach
   80  1,437,500.00  1,437,500.00  1,437,500.00     1  Purchase  SAN RAFAEL           CA     94901   748  SFR
67.97    640,000.00    640,000.00             0     1  R/T Refi  BERKELEY             CA     94703   810  2-Family
84.89    485,000.00    485,000.00    485,000.00     1  Purchase  CANYON COUNTRY       CA     91387    0   PUD Detach
 71.5    565,000.00    565,000.00             0     1  C/O Refi  NAPA                 CA     94558   679  SFR
74.63    670,000.00    670,000.00    670,000.00     1  Purchase  LOS ANGELES          CA     90046   659  SFR
 79.8    480,000.00    480,000.00    480,000.00     1  Purchase  LAS VEGAS            NV     89117   738  PUD Detach
89.37    489,000.00    489,000.00    489,000.00     1  Purchase  MOUNTAIN VIEW        CA     94043   641  Condo
74.19    620,000.00    620,000.00             0     1  R/T Refi  SAN JOSE             CA     95129   732  SFR
79.89    663,000.00    663,000.00    650,000.00     1  Purchase  FAIRFAX STATION      VA     22039   780  PUD Detach
72.42  1,095,000.00  1,095,000.00             0     1  R/T Refi  SAN JOSE             CA     95148   681  SFR
71.95    745,000.00    745,000.00             0     1  R/T Refi  SAN FRANCISCO        CA     94127   761  SFR
71.68  1,400,000.00  1,400,000.00  1,395,000.00     1  Purchase  SANTA CRUZ           CA     95062   754  SFR
73.43    670,000.00    670,000.00             0     1  R/T Refi  SUNNYVALE            CA     94086   735  SFR
79.91    730,000.00    730,000.00             0     1  R/T Refi  SAN RAMON            CA     94583   743  PUD Detach
   80    536,000.00    536,000.00    536,000.00     1  Purchase  SUNNYVALE            CA     94086   769  SFR
 73.3    749,000.00    749,000.00    749,000.00     1  Purchase  STATELINE            NV     89449   767  SFR
79.95    714,000.00    714,000.00    667,954.00     1  Purchase  SAN RAMON            CA     94583   797  PUD Detach
   80    810,000.00    810,000.00    810,000.00     1  Purchase  INCLINE VILLAGE      NV     89451   747  SFR
   95    354,000.00    354,000.00    354,000.00     1  Purchase  ORLANDO              FL     32801   689  SFR
59.86    559,000.00    559,000.00             0     1  R/T Refi  HUNTINGTON BEACH     CA     92649   746  SFR
70.59    850,000.00    850,000.00    850,000.00     1  Purchase  NORTHBROOK           IL     60062   745  SFR
77.29    578,000.00    578,000.00    575,000.00     1  Purchase  SAN DIEGO            CA     92131   764  PUD Detach
73.77    677,800.00    677,800.00             0     1  C/O Refi  BROOMFIELD           CO     80020   803  PUD Detach
 79.9    548,000.00    548,000.00    548,000.00     1  Purchase  CHULA VISTA          CA     91913   772  PUD Detach
62.09    925,000.00    925,000.00             0     1  R/T Refi  LOS ANGELES          CA     90291   664  SFR
75.95    790,000.00    790,000.00             0     1  C/O Refi  PACIFICA             CA     94044   791  SFR
79.91    795,000.00    795,000.00    715,000.00     1  Purchase  SAN JOSE             CA     95126   789  SFR
58.51    600,000.00    600,000.00             0     1  R/T Refi  ROUND ROCK           TX     78664   663  PUD Detach
 79.9    690,000.00    690,000.00    689,000.00     1  Purchase  IRVINE               CA     92620   771  SFR
65.93    910,000.00    910,000.00             0     1  R/T Refi  SUNNYVALE            CA     94087   752  SFR
68.05    650,000.00    650,000.00    631,900.00     1  Purchase  CHARLOTTE            NC     28203   700  Condo
 79.9    525,000.00    525,000.00    525,000.00     1  Purchase  SAN FRANCISCO        CA     94110   763  Condo
79.03    434,000.00    434,000.00             0     1  R/T Refi  MCDONOUGH            GA     30253   770  SFR
   80    652,000.00    652,000.00    652,000.00     1  Purchase  KENSINGTON           CA     94708   768  SFR
   80    617,000.00    617,000.00             0     1  R/T Refi  REDONDO BEACH        CA     90278   745  SFR
63.98    625,000.00    625,000.00    624,466.00     1  Purchase  GILROY               CA     95020   691  SFR
61.29    970,000.00    970,000.00    954,525.00     1  Purchase  LAGUNA BEACH         CA     92651   763  SFR
   80    471,000.00    471,000.00    468,500.00     1  Purchase  CHARLOTTE            NC     28277   727  SFR
   80    571,000.00    571,000.00    571,000.00     1  Purchase  WEST HOLLYWOOD       CA     90069   765  Condo
 79.9    759,900.00    759,900.00    759,000.00     1  Purchase  REDONDO BEACH        CA     90278   728  Condo
   80    610,000.00    610,000.00    610,000.00     1  Purchase  MORGAN HILL          CA     95037   735  SFR
   80    580,000.00    580,000.00    580,000.00     1  Purchase  SAN FRANCISCO        CA     94110   793  Condo
52.02  2,400,000.00  2,400,000.00             0     1  R/T Refi  SARATOGA             CA     95070   768  SFR
   80    550,000.00    550,000.00    550,000.00     1  Purchase  GAITHERSBURG         MD     20886   745  PUD Detach
73.28    580,000.00    580,000.00             0     1  C/O Refi  LAS VEGAS            NV     89134   642  PUD Detach
79.89    609,000.00    609,000.00    608,623.00     1  Purchase  CHULA VISTA          CA     91915   673  PUD Detach
60.64    680,000.00    680,000.00             0     1  R/T Refi  BELMONT              CA     94002   702  SFR
   65  1,000,000.00  1,000,000.00             0     1  R/T Refi  ONEIDA               WI     54155   761  SFR
   80    575,000.00    575,000.00    575,000.00     1  Purchase  TORRANCE             CA     90505   806  SFR
70.92    595,000.00    595,000.00             0     1  R/T Refi  FOSTER CITY          CA     94404   685  Condo
   80    490,000.00    490,000.00    477,000.00     1  Purchase  FORT MYERS           FL     33912   689  SFR
78.43  1,275,000.00  1,275,000.00  1,275,000.00     1  Purchase  SAN FRANCISCO        CA     94114   756  SFR
62.32    625,000.00    625,000.00             0     1  R/T Refi  EVANSTON             IL     60201   759  SFR
   80    620,000.00    620,000.00             0     1  R/T Refi  SAN DIEGO            CA     92130   749  SFR
 79.9    740,000.00    740,000.00    724,000.00     1  Purchase  CHICAGO              IL     60618   784  SFR
66.36    535,000.00    535,000.00             0     1  R/T Refi  LOS ANGELES          CA     91344   766  SFR
79.91    550,000.00    550,000.00    525,000.00     1  Purchase  SANTA FE             NM     87501   764  PUD Detach
   80    611,000.00    611,000.00    610,343.00     1  Purchase  OXNARD               CA     93036   743  PUD Detach
71.02    900,000.00    900,000.00             0     1  R/T Refi  POWAY                CA     92064   749  SFR
 68.8    750,000.00    750,000.00             0     1  C/O Refi  BURLINGAME           CA     94010   714  SFR
   65  1,100,000.00  1,100,000.00             0     1  R/T Refi  FRISCO               TX     75034   692  PUD Detach
 79.9    440,000.00    440,000.00    439,900.00     1  Purchase  FREMONT              CA     94536   741  SFR

74.38    605,000.00    605,000.00             0     1  C/O Refi  LONG BEACH           CA     90808   767  SFR
76.47    515,000.00    515,000.00    510,000.00     1  Purchase  WHEATON              IL     60187   652  SFR
79.99    524,000.00    524,000.00    523,598.00     1  Purchase  RIVERSIDE            CA     92504   679  SFR
64.98    811,000.00    811,000.00             0     1  R/T Refi  THOUSAND OAKS        CA     91361   642  Condo
   80    755,000.00    755,000.00    750,000.00     1  Purchase  OWINGS MILLS         MD     21117   683  SFR
   80    655,000.00    655,000.00    663,682.00     1  Purchase  WAXHAW               NC     28173   781  PUD Detach
78.87    530,000.00    530,000.00             0     1  R/T Refi  SAN JOSE             CA     95123   677  SFR
74.86    530,000.00    530,000.00    525,000.00     1  Purchase  SAN JOSE             CA     95130   781  SFR
67.96    515,000.00    515,000.00    515,000.00     1  Purchase  CAMERON PARK         CA     95682   785  SFR
   80    572,000.00    572,000.00    569,000.00     1  Purchase  GOLDEN               CO     80401   798  SFR
53.01  1,225,000.00  1,225,000.00             0     1  C/O Refi  LOS ANGELES          CA     90004   623  SFR
46.91    810,000.00    810,000.00             0     1  R/T Refi  SAN DIEGO            CA     92130   753  SFR
   80  1,000,000.00  1,000,000.00    999,650.00     1  Purchase  SAN FRANCISCO        CA     94131   771  Condo
   80    534,000.00    534,000.00    534,000.00     1  Purchase  SAN JOSE             CA     95123   665  SFR
79.88    549,000.00    549,000.00    549,000.00     1  Purchase  POTOMAC              MD     20854   709  PUD Attach
79.63    505,000.00    505,000.00             0     1  C/O Refi  SOUTH SAN FRANCISCO  CA     94080   729  SFR
74.59    730,000.00    730,000.00             0     1  R/T Refi  SAN JOSE             CA     95135   756  SFR
77.97    961,853.00    961,853.00    961,853.00     1  Purchase  SANTA BARBARA        CA     93105   793  SFR
 79.7    500,000.00    500,000.00             0     1  R/T Refi  SAN JOSE             CA     95116   725  SFR
46.73  1,070,000.00  1,070,000.00             0     1  R/T Refi  OAKTON               VA     22124   703  SFR
69.44    720,000.00    720,000.00             0     1  R/T Refi  YORBA LINDA          CA     92887   746  PUD Detach
 72.6    635,000.00    635,000.00             0     1  C/O Refi  ARCADIA              CA     91007   764  SFR
   80    520,000.00    520,000.00    519,900.00     1  Purchase  MILWAUKEE            WI     53211   776  SFR
56.67  1,200,000.00  1,200,000.00             0     1  R/T Refi  CLAREMONT            CA     91711   621  SFR
   80    622,000.00    622,000.00    621,150.00     1  Purchase  GILROY               CA     95020   733  SFR
   80    496,000.00    496,000.00    496,000.00     1  Purchase  PACIFICA             CA     94044   796  SFR
77.76    835,000.00    835,000.00    835,000.00     1  Purchase  SCOTTS VALLEY        CA     95066   703  SFR
   80    480,000.00    480,000.00    470,000.00     1  Purchase  COLUMBIA             MD     21044   743  PUD Detach
 57.7    740,000.00    740,000.00             0     1  R/T Refi  WALNUT CREEK         CA     94598   791  SFR
   95    375,000.00    375,000.00    375,000.00     1  Purchase  ALISO VIEJO          CA     92656   789  Condo
74.12    585,000.00    585,000.00    579,500.00     1  Purchase  SAVANNAH             GA     31411   802  PUD Detach
79.11    670,000.00    670,000.00    669,950.00     1  Purchase  SANTA ROSA           CA     95409   777  SFR
79.89    484,500.00    484,500.00    484,281.00     1  Purchase  BOWIE                MD     20720   758  SFR
   80    956,000.00    956,000.00    953,500.00     1  Purchase  SAN DIEGO            CA     92127   771  PUD Detach
43.48  1,150,000.00  1,150,000.00             0     1  R/T Refi  ALPHARETTA           GA     30004   740  PUD Detach
70.78    755,000.00    755,000.00             0     1  C/O Refi  NORTHRIDGE           CA     91324   712  SFR
57.54  1,410,000.00  1,410,000.00  1,388,571.00     1  Purchase  SAN DIEGO            CA     92127   679  PUD Detach
 74.8    635,000.00    635,000.00             0     1  R/T Refi  SAN JOSE             CA     95136   674  PUD Detach
66.46    790,000.00    790,000.00    790,000.00     1  Purchase  SAN JOSE             CA     95124   786  SFR
69.91    780,000.00    780,000.00             0     1  C/O Refi  LEESBURG             VA     20175   667  PUD Detach
64.91    570,000.00    570,000.00             0     1  R/T Refi  SAN MATEO            CA     94401   745  SFR
   80    665,000.00    665,000.00    620,000.00     1  Purchase  BELMONT              CA     94002   712  SFR
   80    630,000.00    630,000.00    629,000.00     1  Purchase  MIAMI                FL     33138   746  SFR
79.91    407,000.00    407,000.00    407,000.00     1  Purchase  VISTA                CA     92081   690  PUD Detach
   70    550,000.00    550,000.00             0     1  R/T Refi  EL CERRITO           CA     94530   759  SFR
79.86    512,500.00    512,500.00             0     1  R/T Refi  SAN MATEO            CA     94403   652  Condo
   80    560,000.00    560,000.00             0     1  R/T Refi  SANTA ROSA           CA     95409   710  SFR
74.87    995,000.00    995,000.00    995,000.00     1  Purchase  EDWARDS              CO     81632   764  SFR
   80    795,000.00    795,000.00    795,000.00     1  Purchase  LOS ANGELES          CA     91423   758  SFR
   80    510,000.00    510,000.00    510,000.00     1  Purchase  SAN BRUNO            CA     94066   726  SFR
   80    430,000.00    430,000.00    430,000.00     1  Purchase  HAWTHORNE            NY     10532   693  Condo
 77.3    630,000.00    630,000.00             0     1  R/T Refi  SUNNYVALE            CA     94087   732  SFR
62.32    660,000.00    660,000.00             0     1  R/T Refi  RANCHO MIRAGE        CA     92270   682  PUD Detach
   80    480,000.00    480,000.00    466,638.00     1  Purchase  WAXHAW               NC     28173   719  PUD Detach
   80    615,000.00    615,000.00    615,000.00     1  Purchase  CHULA VISTA          CA     91914   700  PUD Detach
 79.9    738,000.00    738,000.00    738,000.00     1  Purchase  SUNNYVALE            CA     94087   742  SFR
58.39  1,300,000.00  1,300,000.00             0     1  R/T Refi  SAN FRANCISCO        CA     94131   757  2-Family
67.77    650,000.00    650,000.00             0     1  C/O Refi  SANTA FE             NM     87507   633  SFR
   80    510,000.00    510,000.00    499,000.00     1  Purchase  PALMETTO BAY         FL     33157   674  SFR
   80    610,000.00    610,000.00    610,000.00     1  Purchase  DEL MAR              CA     92014   699  SFR
79.23    474,000.00    474,000.00             0     1  R/T Refi  SAN JOSE             CA     95123   768  SFR
   80    688,000.00    688,000.00    685,000.00     1  Purchase  BOCA RATON           FL     33496   632  PUD Detach
43.66  1,475,000.00  1,475,000.00             0     1  R/T Refi  SARATOGA             CA     95070   705  SFR
79.87    600,000.00    600,000.00             0     1  C/O Refi  COLEBROOK            CT      6021   750  SFR
69.91    670,000.00    670,000.00    665,154.00     1  Purchase  EDEN PRAIRIE         MN     55347   797  SFR

61.98  1,198,000.00  1,198,000.00             0     1  R/T Refi  LOS ALTOS            CA     94024   659  SFR
48.38    745,000.00    745,000.00             0     1  R/T Refi  MORGAN HILL          CA     95037   780  SFR
   70    580,000.00    580,000.00    575,000.00     1  Purchase  KIRKLAND             WA     98033   816  Condo
   90    455,000.00    455,000.00    450,000.00     1  Purchase  CHEVY CHASE          MD     20815   754  Condo
64.89    940,000.00    940,000.00    940,000.00     1  Purchase  NOVATO               CA     94947   806  SFR
   50  2,000,000.00  2,000,000.00             0     1  C/O Refi  LOS ALTOS            CA     94022   783  PUD Attach
   80    727,000.00    727,000.00    727,000.00     1  Purchase  SAN JOSE             CA     95123   714  SFR
68.94    522,000.00    522,000.00    507,000.00     1  Purchase  ORLANDO              FL     32836   782  PUD Detach
79.91    570,000.00    570,000.00    570,000.00     1  Purchase  WASHINGTON           DC     20001   781  SFR
   90    520,000.00    520,000.00    505,000.00     1  Purchase  AUSTIN               TX     78730   629  PUD Detach
67.41  1,000,000.00  1,000,000.00             0     1  C/O Refi  CHAPEL HILL          NC     27514   714  SFR
57.42    600,000.00    600,000.00             0     1  R/T Refi  LAS VEGAS            NV     89123   757  PUD Detach
24.24  2,100,000.00  2,100,000.00             0     1  R/T Refi  LOS GATOS            CA     95030   669  SFR
   80    605,000.00    605,000.00    605,000.00     1  Purchase  DUBLIN               CA     94568   725  SFR
   80    638,000.00    638,000.00    637,744.00     1  Purchase  KENNESAW             GA     30152   710  SFR
   80    569,000.00    569,000.00    569,000.00     1  Purchase  SAN FRANCISCO        CA     94107   764  Condo
30.42  1,200,000.00  1,200,000.00             0     1  R/T Refi  WASHINGTON           DC     20016   768  SFR
72.67    675,000.00    675,000.00    675,000.00     1  Purchase  THOUSAND OAKS        CA     91361   807  SFR
77.46    945,000.00    945,000.00             0     1  R/T Refi  CUPERTINO            CA     95014   716  SFR
62.18    519,000.00    519,000.00    519,000.00     1  Purchase  MANHATTAN BEACH      CA     90266   779  Condo
79.91    840,000.00    840,000.00             0     1  R/T Refi  LAS VEGAS            NV     89117   688  SFR
79.99  1,127,000.00  1,127,000.00  1,126,600.00     1  Purchase  FAIRFAX              CA     94930   763  PUD Detach
   80    651,000.00    651,000.00    651,000.00     1  Purchase  OAKLAND              CA     94602   795  SFR
89.16    537,000.00    537,000.00    535,000.00     1  Purchase  SEDONA               AZ     86336   775  SFR
 79.9    575,000.00    575,000.00    575,000.00     1  Purchase  WASHINGTON           DC     20024   729  Co-Op
   80    551,000.00    551,000.00    550,000.00     1  Purchase  SANTA CRUZ           CA     95062   773  SFR
79.89    430,000.00    430,000.00    430,000.00     1  Purchase  WASHINGTON           DC     20011   690  SFR
55.78  1,300,000.00  1,300,000.00             0     1  R/T Refi  KANEOHE              HI     96744   688  SFR
79.89    760,000.00    760,000.00    760,000.00     1  Purchase  NEWPORT BEACH        CA     92625   723  Condo
   75    740,000.00    740,000.00             0     1  C/O Refi  SHAWNEE MISSION      KS     66218   779  SFR
65.68    775,000.00    775,000.00    775,000.00     1  Purchase  CHICAGO              IL     60657   782  SFR
78.08    438,000.00    438,000.00             0     1  R/T Refi  TRACY                CA     95377   721  SFR
   80  1,230,000.00  1,230,000.00  1,230,000.00     1  Purchase  NEWBURYPORT          MA      1950   778  SFR
   80    480,000.00    480,000.00             0     1  R/T Refi  BREA                 CA     92823   693  PUD Detach
 79.9    510,000.00    510,000.00    509,068.00     1  Purchase  FRANKLIN             TN     37069   761  SFR
 68.4    636,000.00    636,000.00             0     1  C/O Refi  SAINT HELENA ISLAND  SC     29920   683  PUD Detach
69.56    575,000.00    575,000.00             0     1  R/T Refi  GREENSBORO           NC     27455   765  PUD Detach
69.93    465,000.00    465,000.00    465,000.00     1  Purchase  SYLMAR               CA     91342   767  SFR
71.34  1,050,000.00  1,050,000.00             0     1  R/T Refi  SAN FRANCISCO        CA     94123   719  Condo
74.92    660,000.00    660,000.00             0     1  R/T Refi  LOS ANGELES          CA     91604   627  SFR
46.05    701,000.00    701,000.00             0     1  C/O Refi  PORTLAND             OR     97212   736  SFR
75.63    595,000.00    595,000.00             0     1  C/O Refi  EL SOBRANTE          CA     94803   709  PUD Detach
   80    560,000.00    560,000.00             0     1  R/T Refi  PLEASANT HILL        CA     94523   763  PUD Detach
   80    465,000.00    465,000.00    465,000.00     1  Purchase  REDWOOD CITY         CA     94061   771  SFR
 79.9    590,000.00    590,000.00             0     1  R/T Refi  LEXINGTON            SC     29072   650  SFR
   80    629,000.00    629,000.00    629,000.00     1  Purchase  SUNNYVALE            CA     94086   712  SFR
79.91    532,000.00    532,000.00    532,000.00     1  Purchase  OCEANSIDE            CA     92056   763  SFR
   80    544,000.00    544,000.00    544,000.00     1  Purchase  BELMONT              CA     94002   794  SFR
68.44    960,000.00    960,000.00             0     1  C/O Refi  LOS ANGELES          CA     90049   719  Condo
79.47    755,000.00    755,000.00             0     1  R/T Refi  ESCONDIDO            CA     92025   728  SFR
 79.9    687,000.00    687,000.00             0     1  R/T Refi  AUSTIN               TX     78733   654  SFR
60.83  1,200,000.00  1,200,000.00             0     1  R/T Refi  ELLICOTT CITY        MD     21042   629  PUD Detach
79.91    625,000.00    625,000.00    625,000.00     1  Purchase  SAN BRUNO            CA     94066   743  SFR
   80    485,000.00    485,000.00    485,000.00     1  Purchase  BELLINGHAM           WA     98226   801  SFR
 79.9    510,000.00    510,000.00    510,000.00     1  Purchase  SAN JOSE             CA     95123   735  SFR
 79.9    599,000.00    599,000.00    599,000.00     1  Purchase  SAN MATEO            CA     94403   761  PUD Attach
78.89    500,000.00    500,000.00    450,000.00     1  Purchase  SAN JOSE             CA     95148   816  SFR
79.92    745,000.00    745,000.00    745,000.00     1  Purchase  CLAREMONT            CA     91711   661  SFR
79.89    475,000.00    475,000.00    475,000.00     1  Purchase  MORRIS TOWNSHIP      NJ      7960   712  SFR
   80    176,000.00    176,000.00    175,900.00     1  Purchase  VALLEJO              CA     94590   773  Condo
   90    367,500.00    367,500.00    367,500.00     1  Purchase  RANCHO MIRAGE        CA     92270   679  SFR
79.91    555,000.00    555,000.00    555,000.00     1  Purchase  LONG BEACH           CA     90815   737  SFR
 28.9  3,400,000.00  3,400,000.00             0     1  C/O Refi  ZEPHYR COVE          NV     89448   771  SFR
   75    680,000.00    680,000.00    680,000.00     1  Purchase  REDWOOD CITY         CA     94061   721  SFR
78.44    955,000.00    955,000.00    955,000.00     1  Purchase  LITTLETON            CO     80128   700  PUD Detach

79.88    420,000.00    420,000.00    435,000.00     1  Purchase  CHARLESTON           IL     61920   777  SFR
33.06  3,100,000.00  3,100,000.00             0     1  R/T Refi  PROVIDENCE           RI      2906   735  SFR
57.89  1,930,000.00  1,930,000.00  1,900,000.00     1  Purchase  ENCINITAS            CA     92024   738  SFR
79.89    495,000.00    495,000.00    495,000.00     1  Purchase  SCOTTSDALE           AZ     85255   693  PUD Detach
 79.9    685,000.00    685,000.00    685,000.00     1  Purchase  ORANGE               CA     92867   741  SFR
 74.9  1,025,000.00  1,025,000.00    975,000.00     1  Purchase  WOODINVILLE          WA     98072   777  SFR
   80    620,000.00    620,000.00    620,000.00     1  Purchase  SAN JOSE             CA     95124   759  SFR
81.69    486,000.00    486,000.00             0     1  R/T Refi  RICHMOND             CA     94806   736  PUD Detach
 79.9    467,000.00    467,000.00    465,749.00     1  Purchase  PINOLE               CA     94564   742  PUD Detach
79.25    455,000.00    455,000.00             0     1  R/T Refi  LAS VEGAS            NV     89117   765  SFR
68.11  1,085,000.00  1,085,000.00             0     1  R/T Refi  CAMPBELL             CA     95008   708  SFR
 68.1    745,000.00    745,000.00             0     1  R/T Refi  MILLBRAE             CA     94030   675  SFR
67.14  1,750,000.00  1,750,000.00             0     1  R/T Refi  ST. CHARLES          IL     60174   761  PUD Detach
64.21    820,000.00    820,000.00             0     1  R/T Refi  SUNNYVALE            CA     94087   788  SFR
79.36    502,000.00    502,000.00    470,000.00     1  Purchase  BETHESDA             MD     20816   770  SFR
62.23  1,300,000.00  1,300,000.00             0     1  R/T Refi  LOS ALTOS            CA     94024   737  SFR
   75    560,000.00    560,000.00             0     1  R/T Refi  FOUNTAIN VALLEY      CA     92708   681  SFR
   80    525,000.00    525,000.00    524,900.00     1  Purchase  ALEXANDRIA           VA     22314   746  SFR
45.17    715,000.00    715,000.00             0     1  C/O Refi  SEATTLE              WA     98102   731  SFR
   80    515,000.00    515,000.00             0     1  R/T Refi  SAN DIEGO            CA     92154   644  PUD Detach
53.71  1,325,000.00  1,325,000.00             0     1  R/T Refi  THOUSAND OAKS        CA     91362   697  PUD Detach
79.89    670,000.00    670,000.00    670,000.00     1  Purchase  SOUTH SAN FRANCISCO  CA     94080   731  SFR
63.88  1,017,500.00  1,017,500.00  1,017,500.00     1  Purchase  PALO ALTO            CA     94306   787  SFR
73.64    550,000.00    550,000.00             0     1  R/T Refi  SAN JOSE             CA     95124   703  SFR
 79.9    460,000.00    460,000.00    460,000.00     1  Purchase  WEST ROXBURY         MA      2132   714  SFR
78.15    570,000.00    570,000.00             0     1  C/O Refi  SAN DIEGO            CA     92109   745  Condo
73.06    475,000.00    475,000.00             0     1  R/T Refi  CASTLE ROCK          CO     80104   682  PUD Detach
74.15    515,000.00    515,000.00    512,500.00     1  Purchase  NAPA                 CA     94558   705  SFR
63.47  1,065,000.00  1,065,000.00             0     1  C/O Refi  VALLEY CENTER        CA     92082   641  SFR
   80    835,000.00    835,000.00    785,000.00     1  Purchase  ISLE OF PALMS        SC     29451   696  PUD Detach
79.91    705,000.00    705,000.00    705,000.00     1  Purchase  SANTA CRUZ           CA     95060   729  SFR
77.49    580,000.00    580,000.00             0     1  R/T Refi  CHICAGO              IL     60657   738  2-Family
53.87    649,000.00    649,000.00             0     1  C/O Refi  HOPKINTON            MA      1748   786  SFR
54.31    925,000.00    925,000.00             0     1  R/T Refi  MESA                 AZ     85213   715  SFR
76.98    770,000.00    770,000.00             0     1  R/T Refi  SAN RAMON            CA     94583   725  PUD Detach
78.95  1,083,000.00  1,083,000.00             0     1  R/T Refi  PLEASANTON           CA     94566   711  SFR
 22.7  2,200,000.00  2,200,000.00             0     1  C/O Refi  LOS ANGELES          CA     90049   784  SFR
79.89    780,000.00    780,000.00    780,000.00     1  Purchase  LOS ANGELES          CA     90064   758  SFR
64.79    555,000.00    555,000.00             0     1  C/O Refi  CARLSBAD             CA     92009   751  PUD Detach
78.23    735,000.00    735,000.00    735,000.00     1  Purchase  SAN DIEGO (LA JOLLA  CA     92037   783  Condo
76.68  1,179,000.00  1,179,000.00  1,179,000.00     1  Purchase  SAN FRANCISCO        CA     94118   748  SFR
73.05    590,000.00    590,000.00             0     1  R/T Refi  TABERNASH            CO     80478   718  SFR
69.91    720,000.00    720,000.00             0     1  R/T Refi  EL DORADO HILLS      CA     95762   711  PUD Detach
68.04  1,101,000.00  1,101,000.00             0     1  R/T Refi  CARPINTERIA          CA     93013   720  Condo
77.48    975,000.00    975,000.00    968,000.00     1  Purchase  WASHINGTON           DC     20016   760  SFR
52.62  1,450,000.00  1,450,000.00             0     1  R/T Refi  KAILUA-KONA          HI     96740   786  Condo
79.99    400,000.00    400,000.00    400,000.00     1  Purchase  NEW YORK             NY     10011   798  Condo
79.91    590,000.00    590,000.00    585,000.00     1  Purchase  WESTBOROUGH          MA      1581   783  SFR
74.91    534,000.00    534,000.00    534,000.00     1  Purchase  BENICIA              CA     94510   709  SFR
 79.6    500,000.00    500,000.00             0     1  R/T Refi  DALY CITY            CA     94015   693  PUD Detach
51.39    825,000.00    825,000.00             0     1  R/T Refi  SAN JOSE             CA     95121   766  SFR
   80    643,000.00    643,000.00    643,000.00     1  Purchase  SAN FRANCISCO        CA     94131   769  Condo
62.94    814,000.00    814,000.00             0     1  C/O Refi  DENVER               CO     80209   637  SFR
74.88    601,000.00    601,000.00             0     1  R/T Refi  MISSION VIEJO        CA     92692   747  PUD Detach
 79.9    926,500.00    926,500.00    925,000.00     1  Purchase  SUNNYVALE            CA     94087   766  SFR
68.49    740,000.00    740,000.00    730,000.00     1  Purchase  TAVERNIER            FL     33070   698  SFR
79.91    530,000.00    530,000.00             0     1  C/O Refi  SACRAMENTO           CA     95828   708  SFR
61.02    590,000.00    590,000.00             0     1  R/T Refi  SAN FRANCISCO        CA     94107   775  Condo
66.43    700,000.00    700,000.00             0     1  R/T Refi  SUNNYVALE            CA     94086   749  SFR
69.74    975,000.00    975,000.00             0     1  R/T Refi  BURR RIDGE           IL     60527   686  SFR
79.88    438,000.00    438,000.00    435,000.00     1  Purchase  ROGERS               AR     72758   672  PUD Detach
79.01    710,000.00    710,000.00             0     1  R/T Refi  CARLSBAD             CA     92009   746  Condo
72.15    650,000.00    650,000.00             0     1  R/T Refi  GREENSBORO           NC     27408   778  SFR
 89.9    385,000.00    385,000.00    385,000.00     1  Purchase  TRUCKEE              CA     96161   765  SFR
68.64  1,250,000.00  1,250,000.00             0     1  R/T Refi  TOLUCA LAKE          CA     91602   725  SFR

78.11    500,000.00    500,000.00             0     1  C/O Refi  SAN JOSE             CA     95118   715  SFR
74.92    433,000.00    433,000.00    432,000.00     1  Purchase  SAN DIEGO            CA     92108   715  Condo
71.43    630,000.00    630,000.00             0     1  R/T Refi  PLACITAS             NM     87043   769  SFR
 79.9    555,624.00    555,624.00    478,000.00     1  Purchase  MAPLE GROVE          MN     55311   741  SFR
49.92  2,125,000.00  2,125,000.00  2,125,000.00     1  Purchase  WESTLAKE VILLAGE     CA     91362   790  PUD Detach
   65    825,000.00    825,000.00    820,000.00     1  Purchase  DEL MAR              CA     92014   791  Condo
79.25    460,000.00    460,000.00             0     1  C/O Refi  GLENDALE             CA     91214   637  SFR
79.91    442,000.00    442,000.00    442,000.00     1  Purchase  HAYWARD              CA     94541   744  SFR
79.65    565,000.00    565,000.00    565,000.00     1  Purchase  SOUTH SAN FRANCISCO  CA     94080   709  PUD Attach
74.82    700,000.00    700,000.00    695,000.00     1  Purchase  FAIRFAX              VA     22032   791  PUD Detach
62.83    825,000.00    825,000.00             0     1  C/O Refi  CARLSBAD             CA     92009   652  PUD Detach
   80    738,500.00    738,500.00    730,000.00     1  Purchase  CAPISTRANO BEACH     CA     92624   665  Condo
76.05    835,000.00    835,000.00             0     1  R/T Refi  SAN JOSE             CA     95120   725  SFR
   75    640,000.00    640,000.00             0     1  C/O Refi  STOCKTON             CA     95212   781  SFR
68.97    670,000.00    670,000.00             0     1  R/T Refi  GRASS VALLEY         CA     95949   792  SFR
63.52  1,250,000.00  1,250,000.00             0     1  R/T Refi  ORANGE               CA     92867   749  PUD Detach
   80    525,000.00    525,000.00    517,900.00     1  Purchase  SAN DIEGO            CA     92129   696  PUD Detach
 79.9    515,000.00    515,000.00    515,000.00     1  Purchase  SOUTH SAN FRANCISCO  CA     94080   786  SFR
46.75  1,175,000.00  1,175,000.00  1,175,000.00     1  Purchase  ALAMO                CA     94507   765  PUD Detach
 79.9    700,000.00    700,000.00    700,000.00     1  Purchase  SAN CARLOS           CA     94070   711  SFR
 79.9    760,000.00    760,000.00             0     1  R/T Refi  BELMONT              CA     94002   727  SFR
   80    845,000.00    845,000.00    840,000.00     1  Purchase  LAS VEGAS            NV     89129   756  PUD Detach
79.08    650,000.00    650,000.00             0     1  R/T Refi  UNION CITY           CA     94587   742  SFR
74.38    800,000.00    800,000.00             0     1  R/T Refi  LOS ANGELES          CA     91423   650  SFR
48.39  1,240,000.00  1,240,000.00  1,240,000.00     1  Purchase  MONARCH BAY          CA     92629   788  PUD Detach
 79.9    570,000.00    570,000.00    569,500.00     1  Purchase  BENICIA              CA     94510   793  SFR
 79.9    550,000.00    550,000.00    550,000.00     1  Purchase  ALBANY               CA     94706   742  Condo
59.84    986,000.00    986,000.00    986,000.00     1  Purchase  LAGUNA NIGUEL        CA     92677   759  SFR
79.53    593,000.00    593,000.00    592,771.00     1  Purchase  IRVINE               CA     92603   697  Condo
69.83    605,000.00    605,000.00             0     1  C/O Refi  ATLANTA              GA     30305   638  SFR
79.91    434,000.00    434,000.00    433,780.00     1  Purchase  LAS VEGAS            NV     89135   723  PUD Detach
79.92    498,000.00    498,000.00    498,000.00     1  Purchase  FREMONT              CA     94555   721  SFR
 79.9    703,000.00    703,000.00    703,000.00     1  Purchase  LOS ANGELES          CA     90036   727  SFR
73.95    610,000.00    610,000.00             0     1  C/O Refi  SAN DIEGO            CA     92131   623  SFR
74.89  1,300,000.00  1,300,000.00  1,300,000.00     1  Purchase  CHICAGO              IL     60622   719  SFR
   80    931,000.00    931,000.00    847,385.00     1  Purchase  AVENTURA             FL     33160   758  Condo
77.52    565,000.00    565,000.00             0     1  R/T Refi  LOS ANGELES          CA     90043   630  SFR
   80    489,900.00    489,900.00    489,900.00     1  Purchase  NEW CITY             NY     10956   724  SFR
25.21  2,585,000.00  2,585,000.00             0     1  R/T Refi  MILL VALLEY          CA     94941   767  SFR
56.75    725,000.00    725,000.00             0     1  R/T Refi  BATAVIA              IL     60510   797  SFR
   80    485,000.00    485,000.00    485,000.00     1  Purchase  FORT MYERS BEACH     FL     33931   746  Condo
62.42    800,000.00    800,000.00    800,000.00     1  Purchase  FRIDAY HARBOUR       WA     98250   779  SFR
52.76    925,000.00    925,000.00             0     1  R/T Refi  FREMONT              CA     94536   694  PUD Detach
79.88    700,000.00    700,000.00    686,720.00     1  Purchase  SAN RAMON            CA     94583   783  PUD Detach
71.43  1,400,000.00  1,400,000.00  1,400,000.00     1  Purchase  GREENWICH            CT      6878   747  SFR
74.87    772,000.00    772,000.00             0     1  R/T Refi  OCEANSIDE            CA     92054   724  Condo
66.78    590,000.00    590,000.00             0     1  C/O Refi  MOUNT PLEASANT       SC     29464   738  Condo
   80    525,000.00    525,000.00    525,000.00     1  Purchase  FREMONT              CA     94539   757  SFR
70.54    690,000.00    690,000.00             0     1  R/T Refi  DUBLIN               CA     94568   746  PUD Detach
76.92  1,300,000.00  1,300,000.00  1,300,000.00     1  Purchase  WESTON               FL     33327   739  PUD Detach
   80    495,000.00    495,000.00    494,000.00     1  Purchase  HOUSTON              TX     77077   732  SFR
   80    625,000.00    625,000.00    625,000.00     1  Purchase  SANIBEL              FL     33957   783  PUD Detach
   80    715,000.00    715,000.00    715,000.00     1  Purchase  SAN FRANCISCO        CA     94114   770  SFR
59.29    976,000.00    976,000.00    970,259.00     1  Purchase  LIVERMORE            CA     94550   659  SFR
54.45    797,000.00    797,000.00             0     1  R/T Refi  DIAMOND BAR          CA     91765   747  PUD Detach
   80    475,000.00    475,000.00    475,000.00     1  Purchase  TRABUCO CANYON       CA     92679   709  PUD Attach
61.63  1,600,000.00  1,600,000.00             0     1  R/T Refi  PALO ALTO            CA     94301   708  SFR
65.71    624,000.00    624,000.00             0     1  R/T Refi  CARLSBAD             CA     92008   713  PUD Detach
54.27  1,407,500.00  1,407,500.00             0     1  R/T Refi  CAMBRIA              CA     93428   782  SFR
77.08    480,000.00    480,000.00             0     1  R/T Refi  PLEASANT HILL        CA     94523   701  PUD Detach
   80    549,000.00    549,000.00    549,000.00     1  Purchase  SAN MATEO            CA     94403   672  SFR
40.85  2,700,000.00  2,700,000.00             0     1  R/T Refi  PIEDMONT             CA     94611   706  SFR
   80    600,000.00    600,000.00             0     1  C/O Refi  SEBASTOPOL           CA     95472   743  SFR
66.67    675,000.00    675,000.00             0     1  R/T Refi  NAPA                 CA     94558   678  SFR
79.91    500,000.00    500,000.00    499,999.00     1  Purchase  GAITHERSBURG         MD     20878   791  SFR

76.83    545,000.00    545,000.00             0     1  R/T Refi  MCHENRY              IL     60050   721  SFR
61.15    630,000.00    630,000.00             0     1  C/O Refi  LEMONT               IL     60439   656  SFR
   80    640,000.00    640,000.00    600,000.00     1  Purchase  FRISCO               TX     75034   717  SFR
74.97    672,500.00    672,500.00    672,313.00     1  Purchase  RANCHO CUCAMONGA     CA     91737   762  PUD Detach
 62.5  1,600,000.00  1,600,000.00             0     1  R/T Refi  SAN FRANCISCO        CA     94115   762  Condo
   80    434,000.00    434,000.00    434,000.00     1  Purchase  ALAMEDA              CA     94502   704  PUD Detach
60.87  1,150,000.00  1,150,000.00             0     1  R/T Refi  SAN FRANCISCO        CA     94118   761  Condo
   70    760,000.00    760,000.00             0     1  R/T Refi  SANTA CRUZ           CA     95060   680  SFR
   80    670,000.00    670,000.00    670,000.00     1  Purchase  SAN DIEGO            CA     92116   768  SFR
56.34    710,000.00    710,000.00    710,000.00     1  Purchase  CHULA VISTA          CA     91914   739  PUD Detach
 72.5    600,000.00    600,000.00             0     1  R/T Refi  CHICAGO              IL     60646   754  SFR
66.97    812,000.00    812,000.00             0     1  C/O Refi  NAPA                 CA     94558   782  SFR
48.22  1,450,000.00  1,450,000.00  1,450,000.00     1  Purchase  LOS OLIVOS           CA     93463   763  SFR
79.91    630,000.00    630,000.00    625,000.00     1  Purchase  CRYSTAL RIVER        FL     34429   669  SFR
76.47    680,000.00    680,000.00             0     1  R/T Refi  SAN JOSE             CA     95126   719  SFR
73.67    600,000.00    600,000.00             0     1  R/T Refi  SAN FRANCISCO        CA     94112   717  SFR
77.23    495,000.00    495,000.00             0     1  R/T Refi  MURRELLS INLET       SC     29576   752  SFR
48.09  1,053,000.00  1,053,000.00             0     1  R/T Refi  SAN MATEO            CA     94402   729  SFR
   80    465,000.00    465,000.00    460,000.00     1  Purchase  SAN DIEGO            CA     92129   759  SFR
 69.9    895,000.00    895,000.00             0     1  R/T Refi  CUPERTINO            CA     95014   730  SFR
79.11    630,000.00    630,000.00             0     1  R/T Refi  PALO ALTO            CA     94303   673  Condo
 43.6  1,500,000.00  1,500,000.00             0     1  R/T Refi  TIBURON              CA     94920   752  Condo
51.37  1,365,000.00  1,365,000.00             0     1  R/T Refi  SAN DIEGO            CA     92130   713  PUD Detach
74.57    592,000.00    592,000.00    592,000.00     1  Purchase  LA CRESCENTA (AREA)  CA     91214   764  SFR
   80    860,000.00    860,000.00    856,000.00     1  Purchase  DELRAY BEACH         FL     33483   687  SFR
 64.9  1,105,000.00  1,105,000.00             0     1  R/T Refi  LA CANADA FLINTRIDG  CAE    91011   647  SFR
   80    715,000.00    715,000.00    715,000.00     1  Purchase  TEMPE                AZ     85284   629  PUD Detach
75.75    515,000.00    515,000.00    507,584.00     1  Purchase  CHARLOTTE            NC     28270   760  PUD Detach
69.47  1,425,000.00  1,425,000.00             0     1  R/T Refi  RANCHO MIRAGE        CA     92270   771  SFR
79.53    440,000.00    440,000.00    438,405.00     1  Purchase  DULUTH               GA     30097   684  PUD Detach
   80    537,000.00    537,000.00    537,000.00     1  Purchase  SALINAS              CA     93906   674  SFR
67.41    600,000.00    600,000.00             0     1  R/T Refi  PORTSMOUTH           VA     23703   706  SFR
   80    942,000.00    942,000.00    941,571.00     1  Purchase  LA QUINTA            CA     92253   754  PUD Detach
 75.5    449,000.00    449,000.00             0     1  R/T Refi  GURNEE               IL     60031   653  SFR
78.32    475,000.00    475,000.00             0     1  R/T Refi  LIVERMORE            CA     94550   693  SFR
72.41    600,000.00    600,000.00             0     1  R/T Refi  SAN MATEO            CA     94402   708  SFR
79.89    450,000.00    450,000.00    415,000.00     1  Purchase  LUTZ                 FL     33558   743  SFR
   75  1,300,000.00  1,300,000.00  1,300,000.00     1  Purchase  GREEN COVE SPRINGS   FL     32043    0   SFR
 79.9    555,000.00    555,000.00    555,000.00     1  Purchase  LOS ANGELES          CA     91607   800  SFR
 79.9    436,000.00    436,000.00    435,000.00     1  Purchase  MIAMI                FL     33158   740  SFR
79.92    450,000.00    450,000.00    450,000.00     1  Purchase  REDWOOD CITY         CA     94063   722  SFR
 73.1    920,000.00    920,000.00             0     1  R/T Refi  MORAGA               CA     94556   784  SFR
 79.9    440,000.00    440,000.00    439,000.00     1  Purchase  CONCORD              CA     94521   680  SFR
74.91    550,000.00    550,000.00             0     1  R/T Refi  FULLERTON            CA     92833   661  PUD Detach
79.89    935,000.00    935,000.00    935,000.00     1  Purchase  MILL VALLEY          CA     94941   768  SFR
69.87    780,000.00    780,000.00             0     1  R/T Refi  CORAL SPRINGS        FL     33067   784  SFR
   80    525,000.00    525,000.00    525,000.00     1  Purchase  NAPERVILLE           IL     60564    0   SFR
75.16    505,000.00    505,000.00    505,000.00     1  Purchase  MARCO ISLAND         FL     34145   786  Condo
79.65    462,000.00    462,000.00    462,000.00     1  Purchase  FREMONT              CA     94536   772  Condo
   80    505,000.00    505,000.00    505,000.00     1  Purchase  REDONDO BEACH        CA     90278   745  SFR
   80    480,000.00    480,000.00    480,000.00     1  Purchase  SANTA FE             NM     87501   753  Condo
   80    577,000.00    577,000.00    577,000.00     1  Purchase  SAN FRANCISCO        CA     94110   653  SFR
 79.9    516,875.00    516,875.00    516,875.00     1  Purchase  IRVINE               CA     92603   763  Condo
79.91    530,000.00    530,000.00    510,000.00     1  Purchase  HOLMES BEACH         FL     34217   741  SFR
 79.9    525,000.00    525,000.00    525,000.00     1  Purchase  DALY CITY            CA     94015   762  SFR
45.14    760,000.00    760,000.00             0     1  R/T Refi  OWINGS MILLS         MD     21117   754  PUD Detach
79.89    591,000.00    591,000.00    591,000.00     1  Purchase  LOS ANGELES          CA     90045   780  SFR
79.88    775,000.00    775,000.00    772,500.00     1  Purchase  ORINDA               CA     94563   684  SFR
79.36    625,000.00    625,000.00             0     1  R/T Refi  CHICAGO              IL     60613   739  3-Family
79.32    590,000.00    590,000.00             0     1  R/T Refi  OAKLAND              CA     94602   703  SFR
78.92    510,000.00    510,000.00             0     1  R/T Refi  FREMONT              CA     94555   740  PUD Detach
78.33    420,000.00    420,000.00    420,000.00     1  Purchase  MANTECA              CA     95336   794  SFR
61.75    575,000.00    575,000.00             0     1  R/T Refi  INVERNESS            IL     60067   749  SFR
73.45    870,000.00    870,000.00    850,000.00     1  Purchase  LA HABRA             CA     90631   791  SFR
   80    480,000.00    480,000.00             0     1  R/T Refi  SAN DIEGO            CA     92109   638  Condo

19.21  2,600,000.00  2,600,000.00             0     1  C/O Refi  TRAPPE               MD     21673   715  SFR
   80    590,000.00    590,000.00    585,091.00     1  Purchase  SAN JOSE             CA     95136   730  Condo
72.94    739,000.00    739,000.00    739,000.00     1  Purchase  SAN FRANCISCO        CA     94110   777  SFR
67.92    530,000.00    530,000.00             0     1  C/O Refi  VISTA                CA     92081   747  SFR
 79.9    529,000.00    529,000.00    529,000.00     1  Purchase  FULLERTON            CA     92833   705  SFR
68.18  1,100,000.00  1,100,000.00             0     1  C/O Refi  COTO DE CAZA (AREA)  CA     92679   679  PUD Detach
74.88    735,000.00    735,000.00             0     1  C/O Refi  SCOTTS VALLEY        CA     95066   712  SFR
   80    520,000.00    520,000.00    515,000.00     1  Purchase  FOX POINT            WI     53217   790  SFR
79.89    490,000.00    490,000.00    489,900.00     1  Purchase  IRVINE               CA     92614   749  SFR
79.17    482,000.00    482,000.00    480,000.00     1  Purchase  WOODFORDS            CA     96120   658  SFR
63.64  1,430,000.00  1,430,000.00             0     1  R/T Refi  CHICAGO              IL     60610   741  Condo
 33.9  1,090,000.00  1,090,000.00             0     1  R/T Refi  GLENDALE             CA     91208   810  SFR
60.71    870,000.00    870,000.00             0     1  C/O Refi  WILLIAMSBURG         VA     23185   759  PUD Detach
   70    745,000.00    745,000.00             0     1  C/O Refi  SUNNYVALE            CA     94087   770  SFR
   80    870,000.00    870,000.00    870,000.00     1  Purchase  REDWOOD CITY         CA     94065   716  SFR
77.19    570,000.00    570,000.00             0     1  R/T Refi  ESCONDIDO            CA     92026   672  PUD Detach
54.18  1,200,000.00  1,200,000.00             0     1  R/T Refi  TUSTIN               CA     92782   753  PUD Detach
52.63    950,000.00    950,000.00             0     1  C/O Refi  LA CANADA-FLINTRIDG  CAE    91011   706  SFR
44.42    770,000.00    770,000.00             0     1  R/T Refi  MONTARA              CA     94037   695  SFR
72.22    650,000.00    650,000.00             0     1  R/T Refi  ARCADIA              CA     91007   713  SFR
77.96    628,500.00    628,500.00             0     1  R/T Refi  SAN JOSE             CA     95148   692  SFR
79.92    482,000.00    482,000.00    481,800.00     1  Purchase  ROWLAND HEIGHTS      CA     91748   734  SFR
 79.9    627,500.00    627,500.00             0     1  R/T Refi  MOUNTAIN VIEW        CA     94043   743  SFR
79.89    567,000.00    567,000.00    559,900.00     1  Purchase  FRANKLIN             TN     37069   786  PUD Detach
   80    800,000.00    800,000.00    795,000.00     1  Purchase  CARLSBAD             CA     92009   712  PUD Detach
64.35    575,000.00    575,000.00             0     1  C/O Refi  RANCHO MIRAGE        CA     92270   718  PUD Detach
   70    840,000.00    840,000.00             0     1  C/O Refi  COTO DE CAZA AREA    CA     92679   798  PUD Detach
   80  1,100,000.00  1,100,000.00  1,100,000.00     1  Purchase  MOUNTAIN  VIEW       CA     94040   725  SFR
   80    535,000.00    535,000.00    535,000.00     1  Purchase  INCLINE VILLAGE      NV     89451   731  PUD Detach
74.87    657,000.00    657,000.00             0     1  C/O Refi  WASHINGTON           DC     20016   685  SFR
54.14    690,000.00    690,000.00             0     1  C/O Refi  SOUTH PASADENA       CA     91030   690  SFR
79.89    500,000.00    500,000.00             0     1  C/O Refi  SAN LUIS OBISPO      CA     93401   739  PUD Detach
71.73  1,100,000.00  1,100,000.00             0     1  R/T Refi  CUPERTINO            CA     95014   746  SFR
59.15  1,000,000.00  1,000,000.00             0     1  R/T Refi  CARMEL VALLEY        CA     93924   766  SFR
   80    900,000.00    900,000.00    899,900.00     1  Purchase  ELLICOTT CITY        MD     21042   671  PUD Detach
73.98    745,000.00    745,000.00    725,890.00     1  Purchase  ALPHARETTA           GA     30022   748  PUD Detach
72.94    740,000.00    740,000.00    739,000.00     1  Purchase  WALNUT CREEK         CA     94596   781  SFR
42.86  1,165,000.00  1,165,000.00  1,165,000.00     1  Purchase  POTOMAC              MD     20854   747  SFR
62.76    915,000.00    915,000.00             0     1  R/T Refi  WASHINGTON           DC     20008   751  SFR
63.73  1,020,000.00  1,020,000.00  1,020,000.00     1  Purchase  ENCINITAS            CA     92024   748  SFR
68.62    650,000.00    650,000.00             0     1  R/T Refi  SAN MATEO            CA     94401   763  Condo
   80    665,000.00    665,000.00             0     1  R/T Refi  NOVATO               CA     94949   737  PUD Detach
53.46    950,000.00    950,000.00             0     1  R/T Refi  TUCSON               AZ     85750   779  PUD Detach
60.32    925,000.00    925,000.00             0     1  C/O Refi  SANTA ANA            CA     92705   724  PUD Detach
55.88    854,000.00    854,000.00    850,000.00     1  Purchase  LADERA RANCH         CA     92694   745  PUD Detach
70.87    885,000.00    885,000.00             0     1  R/T Refi  LODI                 CA     95240   687  SFR
22.43  3,000,000.00  3,000,000.00             0     1  R/T Refi  MENLO PARK           CA     94025   788  SFR
69.18    610,000.00    610,000.00             0     1  R/T Refi  SAN FRANCISCO        CA     94122   700  Condo
69.83    545,000.00    545,000.00             0     1  R/T Refi  MISSION VIEJO        CA     92692   756  PUD Detach
79.91    580,000.00    580,000.00    579,950.00     1  Purchase  SACRAMENTO           CA     95819   783  SFR
30.79  1,575,000.00  1,575,000.00             0     1  R/T Refi  SAN FRANCISCO        CA     94109   710  SFR
 74.9    431,000.00    431,000.00             0     1  C/O Refi  CORAL SPRINGS        FL     33076   663  PUD Detach
   80    440,000.00    440,000.00             0     1  R/T Refi  KALAMA               WA     98625   758  SFR
72.73    550,000.00    550,000.00    550,000.00     1  Purchase  EL CERRITO           CA     94530   766  SFR
68.87    647,000.00    647,000.00             0     1  R/T Refi  WASHINGTON           DC     20005   712  Condo
   80    539,000.00    539,000.00    535,000.00     1  Purchase  MONTARA              CA     94037   714  SFR
   80    622,000.00    622,000.00    610,000.00     1  Purchase  BERKELEY             CA     94704   779  SFR
64.94    770,000.00    770,000.00             0     1  C/O Refi  MENLO PARK           CA     94025   718  SFR
67.62    644,000.00    644,000.00             0     1  R/T Refi  CAMPBELL             CA     95008   764  SFR
69.62  1,300,000.00  1,300,000.00             0     1  R/T Refi  TUALATIN             OR     97062   737  SFR
79.82    440,000.00    440,000.00             0     1  R/T Refi  HASTINGS             MN     55033   672  SFR
   80    575,000.00    575,000.00             0     1  R/T Refi  SAN JOSE             CA     95111   720  SFR
61.58    825,000.00    825,000.00             0     1  R/T Refi  ASPEN                CO     81611   762  PUD Detach
   80    550,000.00    550,000.00    535,000.00     1  Purchase  KIRKWOOD             CA     95646   728  SFR
   75  1,065,000.00  1,065,000.00  1,061,131.00     1  Purchase  CHEVY CHASE          MD     20815   713  SFR

   80    629,000.00    629,000.00    620,000.00     1  Purchase  SAN FRANCISCO        CA     94117   754  2-Family
72.99    821,000.00    821,000.00    820,990.00     1  Purchase  FULLERTON            CA     92833   745  PUD Detach
   80    500,000.00    500,000.00    500,000.00     1  Purchase  TUSTIN               CA     92782   768  Condo
79.05    582,000.00    582,000.00    581,888.00     1  Purchase  REDLANDS             CA     92374   748  SFR
69.84    945,000.00    945,000.00             0     1  R/T Refi  SAN DIEGO            CA     92037   747  PUD Detach
79.03    520,000.00    520,000.00             0     1  R/T Refi  AURORA               IL     60504   704  PUD Detach
   90    395,000.00    395,000.00    373,645.00     1  Purchase  FALLSTON             MD     21047    0   PUD Detach
79.87    500,000.00    500,000.00    492,398.00     1  Purchase  CHANTILLY            VA     20152   740  PUD Detach
   80    535,000.00    535,000.00    535,000.00     1  Purchase  CAMPBELL             CA     95008   718  PUD Attach
78.31    680,000.00    680,000.00             0     1  R/T Refi  SAN FRANCISCO        CA     94117   742  Condo
32.46  1,400,000.00  1,400,000.00             0     1  R/T Refi  SAN RAFAEL           CA     94903   791  SFR
79.89    565,000.00    565,000.00    565,000.00     1  Purchase  SAN JOSE             CA     95132   769  SFR
 79.9    450,000.00    450,000.00    450,000.00     1  Purchase  PACIFICA             CA     94044   737  SFR
52.39  1,304,000.00  1,304,000.00  1,350,000.00     1  Purchase  LOS ANGELES          CA     90043   662  SFR
69.28    625,000.00    625,000.00             0     1  C/O Refi  DENVER               CO     80203   817  SFR
   80    950,000.00    950,000.00    900,000.00     1  Purchase  REDWOOD CITY         CA     94062   705  SFR
   80    475,000.00    475,000.00             0     1  R/T Refi  SAN FRANCISCO        CA     94103   775  Condo
76.06    650,000.00    650,000.00             0     1  R/T Refi  BELLEVUE             WA     98005   705  SFR
19.95  2,000,000.00  2,000,000.00             0     1  R/T Refi  LOS ANGELES          CA     90020   735  SFR
48.21    840,000.00    840,000.00             0     1  R/T Refi  AVON                 CO     81620   778  Condo
77.01    535,000.00    535,000.00             0     1  R/T Refi  SAINT AUGUSTINE      FL     32080   700  PUD Detach
   80    550,000.00    550,000.00    550,000.00     1  Purchase  SAN DIEGO            CA     92109   824  Condo
 79.9    558,500.00    558,500.00    558,500.00     1  Purchase  LAGUNA NIGUEL        CA     92677   782  PUD Detach
70.27    841,000.00    841,000.00    841,000.00     1  Purchase  SANTA CLARA          CA     95054   739  PUD Detach
   80    525,000.00    525,000.00    525,000.00     1  Purchase  SIMI VALLEY          CA     93063   714  SFR
79.86    464,000.00    464,000.00    464,000.00     1  Purchase  CAMPBELL             CA     95008   790  SFR
77.26    490,000.00    490,000.00             0     1  R/T Refi  ARCADIA              CA     91006   648  Condo
27.78  1,350,000.00  1,350,000.00             0     1  R/T Refi  AUSTIN               TX     78746    0   SFR
   50  1,200,000.00  1,200,000.00  1,200,000.00     1  Purchase   SEA RANCH           CA     95497   785  PUD Detach
72.45    455,000.00    455,000.00             0     1  C/O Refi  SAN JOSE             CA     95118   625  SFR
 52.6    750,000.00    750,000.00             0     1  C/O Refi  RANCHO PALOS VERDES  CA     90275   736  SFR
75.26    440,000.00    440,000.00             0     1  R/T Refi  DALLAS               TX     75287   731  SFR
32.79  3,050,000.00  3,050,000.00             0     1  C/O Refi  BEDFORD              NY     10506   740  SFR
   80    550,000.00    550,000.00    550,000.00     1  Purchase  PLEASANTON           CA     94566   729  SFR
79.91    732,000.00    732,000.00    732,000.00     1  Purchase  SEAL BEACH           CA     92845   761  SFR
   80    708,000.00    708,000.00             0     1  R/T Refi  ATLANTA              GA     30342   755  SFR
   71    500,000.00    500,000.00             0     1  R/T Refi  SAN JOSE             CA     95123   752  SFR
 57.4    870,000.00    870,000.00             0     1  C/O Refi  MILLBRAE             CA     94030   695  SFR
79.46    538,000.00    538,000.00             0     1  R/T Refi  ALPHARETTA           GA     30004   715  SFR
74.85    810,000.00    810,000.00    809,900.00     1  Purchase  CARLSBAD             CA     92009    0   SFR
   80    645,000.00    645,000.00    645,000.00     1  Purchase  DELRAY BEACH         FL     33484   722  PUD Detach
 64.8    980,000.00    980,000.00             0     1  R/T Refi  PALO ALTO            CA     94303   767  SFR
   70  1,590,000.00  1,590,000.00  1,590,000.00     1  Purchase  MALIBU               CA     90265   750  Condo
   80    595,000.00    595,000.00    595,000.00     1  Purchase  HUNTINGTON BEACH     CA     92648   760  SFR
79.91    595,000.00    595,000.00    595,000.00     1  Purchase  PLEASANTON           CA     94588   747  PUD Detach
64.79    960,000.00    960,000.00             0     1  R/T Refi  BAINBRIDGE ISLAND    WA     98110   783  SFR
79.69    470,000.00    470,000.00             0     1  R/T Refi  PORT ARANSAS         TX     78373   663  SFR
 79.9    680,000.00    680,000.00             0     1  R/T Refi  SANTA CLARA          CA     95051   700  SFR
   80    575,000.00    575,000.00    567,907.00     1  Purchase  SAN RAMON            CA     94583   782  SFR
66.67    750,000.00    750,000.00             0     1  C/O Refi  PASADENA             CA     91107   742  SFR
79.85    615,000.00    615,000.00    615,000.00     1  Purchase  DISCOVERY BAY        CA     94514   759  SFR
76.53    980,000.00    980,000.00             0     1  R/T Refi  LINCOLN              CA     95648   731  SFR
   80    440,000.00    440,000.00    429,950.00     1  Purchase  SUNNYVALE            CA     94085   763  SFR
   80    489,000.00    489,000.00    489,000.00     1  Purchase  OAKLAND              CA     94602   766  SFR
 65.2    613,500.00    613,500.00             0     1  R/T Refi  MOUNTAIN VIEW        CA     94041   717  SFR
41.65  1,350,000.00  1,350,000.00             0     1  C/O Refi  NEWPORT BEACH        CA     92660   741  PUD Detach
42.68    820,000.00    820,000.00             0     1  R/T Refi  EL DORADO            CA     95623   750  PUD Detach
72.22    900,000.00    900,000.00             0     1  C/O Refi  WALNUT CREEK         CA     94596   723  SFR
 79.9  1,225,000.00  1,225,000.00  1,200,000.00     1  Purchase  LIVERMORE            CA     94551   745  SFR
74.31    650,000.00    650,000.00             0     1  R/T Refi  SAN JOSE             CA     95123   746  SFR
79.91    850,000.00    850,000.00    850,000.00     1  Purchase  BOULDER CREEK        CA     95006   767  SFR
   80    565,000.00    565,000.00    565,000.00     1  Purchase  DISCOVERY BAY        CA     94514   706  SFR
34.09  1,450,000.00  1,450,000.00             0     1  C/O Refi  COLD SPRING HARBOR   NY     11724   712  SFR
74.91    650,000.00    650,000.00             0     1  R/T Refi  LIVERMORE            CA     94550   730  SFR
70.07    685,000.00    685,000.00             0     1  R/T Refi  TRABUCO CANYON       CA     92679   759  PUD Detach

61.83    765,000.00    765,000.00             0     1  R/T Refi  CAMPBELL             CA     95008   702  SFR
66.89  1,495,000.00  1,495,000.00  1,495,000.00     1  Purchase  EL GRANADA           CA     94018   735  SFR
69.92    790,000.00    790,000.00             0     1  C/O Refi  LAKE FOREST          CA     92610   674  SFR
31.84  1,250,000.00  1,250,000.00             0     1  R/T Refi  LOS GATOS            CA     95032   787  SFR
69.23  1,300,000.00  1,300,000.00  1,300,000.00     1  Purchase  CASTLE ROCK          CO     80108   740  PUD Detach
34.09  1,100,000.00  1,100,000.00             0     1  R/T Refi  SAN DIEGO            CA     92037   641  SFR
52.56  1,250,000.00  1,250,000.00             0     1  R/T Refi  LOS ALTOS HILLS      CA     94024   779  SFR
41.54    947,000.00    947,000.00             0     1  R/T Refi  DELRAY BEACH         FL     33484   665  PUD Detach
61.17  1,030,000.00  1,030,000.00  1,030,000.00     1  Purchase  SAN JOSE             CA     95120   749  SFR
   80    770,000.00    770,000.00    730,000.00     1  Purchase  HUNTINGTON BEACH     CA     92649   772  PUD Detach
76.45    981,000.00    981,000.00    981,000.00     1  Purchase  SAN MATEO            CA     94403   668  SFR
54.31    615,000.00    615,000.00             0     1  R/T Refi  CASTRO VALLEY        CA     94552   782  PUD Detach
   80    800,000.00    800,000.00             0     1  R/T Refi  REDWOOD CITY         CA     94062   642  SFR
79.91    530,000.00    530,000.00             0     1  R/T Refi  ELKTON               MD     21921   729  SFR
 77.9    650,000.00    650,000.00    669,000.00     1  Purchase  DAUFUSKIE ISLAND     SC     29915   693  PUD Detach
79.91    538,000.00    538,000.00    538,000.00     1  Purchase  GILROY               CA     95020   747  SFR
62.42    620,000.00    620,000.00             0     1  R/T Refi  SAN JOSE             CA     95148   782  SFR
 44.3    790,000.00    790,000.00             0     1  C/O Refi  GUALALA              CA     95445   721  SFR
79.88    540,000.00    540,000.00    538,500.00     1  Purchase  RARITAN TOWNSHIP     NJ      8822   709  SFR
79.44    540,000.00    540,000.00             0     1  R/T Refi  FOSTER CITY          CA     94404   752  PUD Attach
79.91    445,000.00    445,000.00    480,000.00     1  Purchase  MIAMI BEACH          FL     33141   787  SFR
   80    500,000.00    500,000.00    475,000.00     1  Purchase  SULLIVANS ISLAND     SC     29482   724  SFR
   57    890,000.00    890,000.00             0     1  R/T Refi  FREMONT              CA     94539   767  PUD Detach
49.43    990,000.00    990,000.00             0     1  C/O Refi  GULF BREEZE          FL     32561   784  SFR
74.91    855,000.00    855,000.00    855,000.00     1  Purchase  PALO ALTO            CA     94306   777  SFR
 79.9    430,000.00    430,000.00    429,000.00     1  Purchase  CHESAPEAKE           VA     23322   776  SFR
 68.7  1,060,000.00  1,060,000.00    982,500.00     1  Purchase  N. POTOMAC           MD     20878   692  SFR
79.45    540,000.00    540,000.00             0     1  R/T Refi  SPRING               TX     77381   723  PUD Detach
63.64    550,000.00    550,000.00             0     1  R/T Refi  CASTRO VALLEY        CA     94552   780  PUD Attach
   80    570,000.00    570,000.00    568,451.00     1  Purchase  SUWANEE              GA     30024   775  PUD Detach
75.29    660,000.00    660,000.00             0     1  R/T Refi  TORRANCE             CA     90505   701  SFR
48.01  1,456,000.00  1,456,000.00             0     1  R/T Refi  ENCINITAS            CA     92024   788  PUD Detach
 79.9  1,200,000.00  1,200,000.00             0     1  R/T Refi  DANVILLE             CA     94526   743  PUD Detach
56.93    695,000.00    695,000.00    685,000.00     1  Purchase  HENDERSONVILLE       NC     28739   802  SFR
48.86    700,000.00    700,000.00             0     1  R/T Refi  REDWOOD CITY         CA     94061   786  SFR
   80    750,000.00    750,000.00    750,000.00     1  Purchase  CHULA VISTA          CA     91913   690  PUD Detach
 79.9    500,000.00    500,000.00             0     1  R/T Refi  CORAL SPRINGS        FL     33071   668  PUD Detach
   80    513,000.00    513,000.00    507,886.00     1  Purchase  PARKLAND             FL     33076   726  PUD Detach
   80    490,000.00    490,000.00    489,900.00     1  Purchase  MISSION VIEJO AREA   CA     92694   699  Condo
74.99  1,140,000.00  1,140,000.00  1,137,425.00     1  Purchase  CHICAGO              IL     60611   750  Condo
79.09    550,000.00    550,000.00             0     1  R/T Refi  MILPITAS             CA     95035   671  SFR
   95    405,000.00    405,000.00    375,000.00     1  Purchase  CHICAGO              IL     60610   664  SFR
74.59    547,000.00    547,000.00             0     1  C/O Refi  LOS ANGELES          CA     90024   711  Condo
76.17    695,000.00    695,000.00             0     1  R/T Refi  SAN LEANDRO          CA     94577   748  SFR
   80    438,000.00    438,000.00    420,000.00     1  Purchase  FAYETTEVILLE         GA     30214   734  SFR
59.55    725,000.00    725,000.00             0     1  C/O Refi  HOLLISTER            CA     95023   729  SFR
73.81    555,000.00    555,000.00             0     1  R/T Refi  CHICAGO              IL     60614   649  Condo
43.17  1,150,000.00  1,150,000.00             0     1  R/T Refi  CHAPIN               SC     29036   768  SFR
46.05  1,020,000.00  1,020,000.00    975,950.00     1  Purchase  IRVINE               CA     92612   713  PUD Attach
64.12    700,000.00    700,000.00             0     1  R/T Refi  SAN FRANCISCO        CA     94107   693  Condo
72.22  1,300,000.00  1,300,000.00             0     1  R/T Refi  SAN FRANCISCO        CA     94114   762  2-Family
27.77  2,300,000.00  2,300,000.00             0     1  R/T Refi  SOUTH LAKE TAHOE     CA     96150   744  PUD Detach
48.36    725,000.00    725,000.00             0     1  R/T Refi  OAKLAND              CA     94602   794  SFR
58.95  1,150,000.00  1,150,000.00             0     1  R/T Refi  MORGAN HILL          CA     95032   701  SFR
61.12  1,455,000.00  1,455,000.00             0     1  R/T Refi  LOS ANGELES          CA     90046   671  SFR
60.22    620,000.00    620,000.00             0     1  R/T Refi  RALEIGH              NC     27614   697  SFR
61.28    545,000.00    545,000.00             0     1  R/T Refi  GLEN ALLEN           VA     23059   668  SFR
78.24    650,000.00    650,000.00             0     1  R/T Refi  SAN MATEO            CA     94403   774  SFR
 73.9    800,000.00    800,000.00             0     1  R/T Refi  LOS ANGELES          CA     90077   777  SFR
39.94  1,000,000.00  1,000,000.00             0     1  R/T Refi  SAUSALITO            CA     94965   718  SFR
60.49    580,000.00    580,000.00             0     1  R/T Refi  PLEASANT HILL        CA     94523   655  SFR
73.25    516,000.00    516,000.00             0     1  R/T Refi  ELLISVILLE           MO     63021   688  SFR
20.86  2,600,000.00  2,600,000.00             0     1  R/T Refi  HOMEWOOD             CA     96141   710  SFR
79.82    495,000.00    495,000.00             0     1  R/T Refi  MARTINEZ             CA     94553   658  SFR
64.62    850,000.00    850,000.00             0     1  R/T Refi  SAN JOSE             CA     95120   770  SFR

73.64    640,000.00    640,000.00             0     1  C/O Refi  IRVINE               CA     92604   628  PUD Detach
79.89    440,000.00    440,000.00             0     1  R/T Refi  PACIFICA             CA     94044   732  SFR
46.03    875,000.00    875,000.00             0     1  R/T Refi  WALNUT CREEK         CA     94596   765  SFR
29.26  3,350,000.00  3,350,000.00             0     1  R/T Refi  DEER PARK            CA     94576   785  SFR
44.83  2,100,000.00  2,100,000.00             0     1  R/T Refi  SAN FRANCISCO        CA     94123   723  SFR
78.07    764,000.00    764,000.00             0     1  R/T Refi  CROWNSVILLE          MD     21032   793  SFR
64.36    520,000.00    520,000.00             0     1  R/T Refi  SAN MARCOS           CA     92078   684  PUD Detach
24.32  2,875,000.00  2,875,000.00             0     1  R/T Refi  BEVERLY HILLS        CA     90210   722  SFR
   39  1,270,000.00  1,270,000.00             0     1  R/T Refi  BURLINGAME           CA     94010   763  SFR
79.66    940,000.00    940,000.00             0     1  R/T Refi  SAN FRANCISCO        CA     94116   734  SFR
64.35    690,000.00    690,000.00             0     1  R/T Refi  SAN JOSE             CA     95123   794  SFR
79.87    415,000.00    415,000.00             0     1  R/T Refi  CARY                 NC     27513   638  SFR
35.55  1,300,000.00  1,300,000.00             0     1  R/T Refi  ROUND HILL           VA     20141   807  SFR
79.65    550,000.00    550,000.00             0     1  R/T Refi  SO. SAN FRANCISCO    CA     94080   720  SFR
55.69    675,000.00    675,000.00             0     1  R/T Refi  REDWOOD CITY         CA     94065   673  SFR
56.17    645,000.00    645,000.00             0     1  C/O Refi  FAIRBURN             GA     30213   707  SFR
72.22    675,000.00    675,000.00             0     1  C/O Refi  DANVILLE             CA     94526   655  PUD Detach
70.69  1,010,000.00  1,010,000.00             0     1  R/T Refi  REDONDO BEACH        CA     90277   754  SFR
48.71  1,025,000.00  1,025,000.00             0     1  C/O Refi  CALABASAS            CA     91302   686  SFR
79.89    425,000.00    425,000.00             0     1  R/T Refi  LEWISVILLE           NC     27023   721  SFR
52.56    760,000.00    760,000.00             0     1  C/O Refi  ATLANTA              GA     30307   761  SFR
39.75  1,300,000.00  1,300,000.00             0     1  R/T Refi  LOS ALTOS            CA     94024   712  SFR
33.79  1,525,000.00  1,525,000.00             0     1  C/O Refi  PORTOLA VALLEY       CA     94028   717  SFR
57.29  1,025,000.00  1,025,000.00             0     1  R/T Refi  SAN FRANCISCO        CA     94123   767  Condo
 65.6    750,000.00    750,000.00             0     1  C/O Refi  SAN DIEGO            CA     92130   660  SFR
70.59    740,000.00    740,000.00             0     1  R/T Refi  LOS ANGELES          CA     90048   699  SFR
27.24  3,500,000.00  3,500,000.00             0     1  R/T Refi  BRADBURY             CA     91010   758  PUD Detach
78.02    731,000.00    731,000.00             0     1  R/T Refi  CONCORD              CA     94521   694  SFR
41.66  1,500,000.00  1,500,000.00             0     1  R/T Refi  ORINDA               CA     94563   770  SFR
39.53  1,200,000.00  1,200,000.00             0     1  R/T Refi  SCOTTSDALE           AZ     85262   781  PUD Detach
75.84    790,000.00    790,000.00             0     1  R/T Refi  SAN JOSE             CA     95125   674  SFR
60.63    993,000.00    993,000.00             0     1  C/O Refi  WINSTON-SALEM        NC     27106   814  SFR
67.67    835,000.00    835,000.00             0     1  R/T Refi  PASADENA             CA     91105   791  SFR
70.74    855,000.00    855,000.00    840,000.00     1  Purchase  CLAYTON              MO     63105   696  SFR
53.36    810,000.00    810,000.00             0     1  R/T Refi  RANCHO MIRAGE        CA     92270   709  PUD Detach
86.33    429,000.00    429,000.00             0     1  R/T Refi  IRVING               TX     75063   807  PUD Detach
60.31    642,500.00    642,500.00             0     1  R/T Refi  NOVATO               CA     94945   756  SFR
63.98    640,000.00    640,000.00             0     1  R/T Refi  SAN BRUNO            CA     94066   728  SFR
74.07    780,000.00    780,000.00             0     1  R/T Refi  HUNT VALLEY          MD     21030   686  SFR
39.37    860,000.00    860,000.00             0     1  R/T Refi  TRUCKEE              CA     96161   770  SFR
50.63    775,000.00    775,000.00             0     1  R/T Refi  ROSEVILLE            CA     95747   780  SFR
65.72    550,000.00    550,000.00             0     1  R/T Refi  SOUTHLAKE            TX     76092   744  PUD Detach
74.33    620,000.00    620,000.00             0     1  R/T Refi  ORANGE               CA     92867   740  SFR
58.11  1,215,000.00  1,215,000.00             0     1  R/T Refi  PIEDMONT             CA     94611   667  SFR
62.31  1,300,000.00  1,300,000.00             0     1  R/T Refi  SAN FRANCISCO        CA     94133   814  3-Family
42.29  1,450,000.00  1,450,000.00             0     1  R/T Refi  MENLO PARK           CA     94025   659  SFR
62.85    850,000.00    850,000.00             0     1  R/T Refi  TAHOE VISTA          CA     96143   659  Condo
25.76  2,075,000.00  2,075,000.00             0     1  R/T Refi  LOS ALTOS HILLS      CA     94022   729  SFR
70.46    809,000.00    809,000.00             0     1  R/T Refi  ALTADENA             CA     91001   690  SFR
44.14  1,110,000.00  1,110,000.00             0     1  R/T Refi  MOORPARK             CA     93021   713  PUD Detach
66.97    850,000.00    850,000.00             0     1  R/T Refi  BOCA RATON           FL     33434   737  PUD Detach
62.25    714,000.00    714,000.00             0     1  R/T Refi  RENO                 NV     89509   758  SFR
64.97    862,000.00    862,000.00             0     1  R/T Refi  GLENDORA             CA     91741   735  SFR
 53.7  1,275,000.00  1,275,000.00             0     1  R/T Refi  MCLEAN               VA     22102   715  SFR
39.85  1,400,000.00  1,400,000.00             0     1  R/T Refi  MANHATTAN BEACH      CA     90266   837  SFR
 56.7    660,500.00    660,500.00             0     1  C/O Refi  SAN JOSE             CA     95129   738  SFR
52.87    688,000.00    688,000.00             0     1  R/T Refi  WASHINGTON           DC     20015   754  SFR
52.61  1,435,000.00  1,435,000.00             0     1  R/T Refi  CORONA DEL MAR       CA     92625   703  SFR
55.48  1,350,000.00  1,350,000.00             0     1  R/T Refi  SANTA MONICA         CA     90405   787  SFR
73.43    575,000.00    575,000.00             0     1  C/O Refi  LAGUNA NIGUEL        CA     92677   697  SFR
48.73    990,000.00    990,000.00             0     1  R/T Refi  SAN DIEGO            CA     92130   805  SFR
43.12  1,130,000.00  1,130,000.00             0     1  R/T Refi  SARATOGA             CA     95070   797  SFR
56.02    820,000.00    820,000.00             0     1  R/T Refi  FT MYERS             FL     33919   779  PUD Detach
67.25    515,000.00    515,000.00             0     1  R/T Refi  LONG BEACH           CA     90807   730  SFR
   79    550,000.00    550,000.00             0     1  R/T Refi  SAN FRANCISCO        CA     94109   732  Condo

81.74    535,000.00    535,000.00             0     1  R/T Refi  SAN JOSE             CA     95148   745  SFR
45.91  1,100,000.00  1,100,000.00             0     1  R/T Refi  BAKERSFIELD          CA     91361   671  PUD Detach
33.47  1,350,000.00  1,350,000.00             0     1  R/T Refi  PALO ALTO            CA     94301   744  SFR
 79.9    740,000.00    740,000.00    730,000.00     1  Purchase  NORTH MIAMI          FL     33181   654  SFR
29.27  2,000,000.00  2,000,000.00             0     1  R/T Refi  TRUCKEE              CA     96161   683  SFR
69.48    575,000.00    575,000.00             0     1  C/O Refi  SILVER SPRING        MD     20905   636  SFR
22.89  2,550,000.00  2,550,000.00             0     1  R/T Refi  HUNTINGTON BEACH     CA     92649   784  SFR
32.58  1,200,000.00  1,200,000.00             0     1  R/T Refi  LOS ALTOS            CA     94024   774  SFR
71.37    659,500.00    659,500.00             0     1  R/T Refi  GREAT FALLS          VA     22066   668  SFR
61.57  1,477,000.00  1,477,000.00             0     1  R/T Refi  CORAL GABLES         FL     33143   748  PUD Detach
62.32  1,060,000.00  1,060,000.00             0     1  R/T Refi  ATLANTA              GA     30327   631  SFR
 23.6  2,425,000.00  2,425,000.00             0     1  C/O Refi  HIDDEN HILLS         CA     91302   753  SFR
70.26    560,000.00    560,000.00             0     1  R/T Refi  ALISO VIEJO          CA     92656   780  PUD Detach
76.14    650,000.00    650,000.00             0     1  R/T Refi  SHERMAN OAKS         CA     91423   716  SFR
44.01    850,000.00    850,000.00             0     1  C/O Refi  THOUDAND OAKS        CA     91362   758  SFR
26.37  1,700,000.00  1,700,000.00             0     1  R/T Refi  BEVERLY HILLS        CA     90210   669  SFR
39.38    890,000.00    890,000.00             0     1  R/T Refi  SAN DIEGO            CA     92103   628  SFR
78.59    460,000.00    460,000.00             0     1  R/T Refi  SAN JOSE             CA     95112   711  SFR
66.79    575,000.00    575,000.00             0     1  R/T Refi  SAN FRANCISCO        CA     94103   692  Condo
38.59  2,200,000.00  2,200,000.00             0     1  R/T Refi  SAN JOSE             CA     95120   756  SFR
75.17    775,000.00    775,000.00             0     1  R/T Refi  SAN JOSE             CA     95132   773  SFR
79.89    516,000.00    516,000.00    515,000.00     1  Purchase  RANCHO MIRAGE        CA     92270   677  PUD Detach
61.65    550,000.00    550,000.00             0     1  R/T Refi  PARKLAND             FL     33067   658  SFR
65.34  1,050,000.00  1,050,000.00             0     1  R/T Refi  NASHVILLE            TN     37205   764  Condo
67.43    750,000.00    750,000.00             0     1  C/O Refi  LOS ANGELES          CA     90036   729  SFR
 65.5    515,000.00    515,000.00             0     1  R/T Refi  SANTA CLARA          CA     95051   784  SFR
64.14    577,000.00    577,000.00             0     1  C/O Refi  ROSEVILLE            CA     95746   707  SFR
59.93  1,250,000.00  1,250,000.00  1,280,000.00     1  Purchase  LAGUNA HILLS         CA     92653   730  SFR
56.14    685,000.00    685,000.00             0     1  R/T Refi  SAN DIEGO            CA     92131   697  SFR
60.73    620,000.00    620,000.00             0     1  C/O Refi  PALM DESERT ESTATES  CA     92211   713  Condo
76.83    650,000.00    650,000.00             0     1  C/O Refi  LA QUINTA            CA     92253   752  PUD Attach
 63.2    698,000.00    698,000.00             0     1  R/T Refi  LOS ANGELES          CA     90045   708  SFR
41.69  1,150,000.00  1,150,000.00             0     1  R/T Refi  VIRGINIA BEACH       VA     23452   782  SFR
 79.9    550,000.00    550,000.00    599,000.00     1  Purchase  RIVERSIDE            CA     92504   805  SFR
67.74    870,000.00    870,000.00             0     1  R/T Refi  MOUNTAIN CENTER      CA     92561   742  SFR
   70  1,025,000.00  1,025,000.00             0     1  C/O Refi  GREAT FALLS          VA     22066   726  SFR
 79.9    630,000.00    630,000.00    625,000.00     1  Purchase  ARCADIA              CA     91007   769  SFR
76.92    520,000.00    520,000.00             0     1  C/O Refi  CORNELIUS            NC     28031   757  SFR
47.86  1,075,000.00  1,075,000.00             0     1  C/O Refi  LOS GATOS            CA     95032   772  SFR
75.85    490,000.00    490,000.00             0     1  R/T Refi  SALINAS              CA     93906   743  SFR
61.03    815,000.00    815,000.00             0     1  R/T Refi  WINTER PARK          FL     32789   774  PUD Detach
45.34  1,550,000.00  1,550,000.00             0     1  R/T Refi  SAN FRANCISCO        CA     94114   790  SFR
52.03    840,000.00    840,000.00             0     1  R/T Refi  KEY WEST             FL     33040   696  PUD Detach
55.36    705,000.00    705,000.00             0     1  R/T Refi  SANTA MONICA         CA     90405   762  Condo
76.58    845,000.00    845,000.00             0     1  R/T Refi  LIVERMORE            CA     94550   716  SFR
64.43    620,000.00    620,000.00             0     1  R/T Refi  PLEASANTON           CA     94588   737  SFR
49.86  1,775,000.00  1,775,000.00             0     1  R/T Refi  NEWPORT BEACH        CA     92660   776  PUD Detach
75.75    553,000.00    553,000.00             0     1  R/T Refi  COTATI               CA     94931   686  SFR
   80    445,000.00    445,000.00             0     1  R/T Refi  FLORAL CITY          FL     34436   690  SFR
 56.3    745,000.00    745,000.00             0     1  C/O Refi  HILTON HEAD ISLAND   SC     29926   691  SFR
28.21  1,540,000.00  1,540,000.00             0     1  R/T Refi  HILLSBOROUGH         CA     94010   787  SFR
 79.9    470,000.00    470,000.00    470,000.00     1  Purchase  AVENTURA             FL     33180   729  PUD Detach
68.44    790,000.00    790,000.00    789,000.00     1  Purchase  DELRAY BEACH         FL     33446   653  SFR
70.22  1,300,000.00  1,300,000.00  1,280,000.00     1  Purchase  LOS ANGELES          CA     90024   719  Condo
79.89    800,000.00    800,000.00    695,000.00     1  Purchase  ANNAPOLIS            MD     21401   715  SFR
 79.4    585,000.00    585,000.00    585,000.00     1  Purchase  INCLINE VILLAGE      NV     89451   786  SFR
51.77    710,000.00    710,000.00             0     1  R/T Refi  PASADENA             CA     91103   686  SFR
   80    460,000.00    460,000.00             0     1  C/O Refi  RANCHO SANTA MARGAR  CAI    92688   710  PUD Detach
57.07  1,200,000.00  1,200,000.00  1,050,000.00     1  Purchase  NEWPORT COAST        CA     92657   771  SFR
75.38    750,000.00    750,000.00             0     1  R/T Refi  DANA POINT           CA     92629   704  SFR
54.05    925,000.00    925,000.00    925,000.00     1  Purchase  TAHOE CITY           CA     96145   773  SFR
   80    785,000.00    785,000.00    785,000.00     1  Purchase  DAWSONVILLE          GA     30534   809  SFR
   80    584,500.00    584,500.00    584,500.00     1  Purchase  LAKE OSWEGO          OR     97035   625  SFR
 79.9    490,000.00    490,000.00    480,000.00     1  Purchase  WILLIAMSBURG         VA     23188   794  SFR
 79.9    595,000.00    595,000.00    580,000.00     1  Purchase  AUSTIN               TX     78730   773  SFR

76.88    560,000.00    560,000.00             0     1  R/T Refi  SAN FRANCISCO        CA     94112   775  SFR
   50  1,230,000.00  1,230,000.00  1,050,000.00     1  Purchase  PARRISH              FL     34219   770  SFR
59.73    995,000.00    995,000.00    995,000.00     1  Purchase  PLEASANTON           CA     94588   739  SFR
33.45  1,175,000.00  1,175,000.00             0     1  R/T Refi  LOS ANGELES          CA     90035   746  SFR
38.68  1,025,000.00  1,025,000.00             0     1  R/T Refi  VIENNA               VA     22182   778  SFR
73.17    615,000.00    615,000.00    615,000.00     1  Purchase  CHAPEL HILL          NC     27514   779  SFR
64.58    555,000.00    555,000.00             0     1  R/T Refi  ORANGE               CA     92867   687  SFR
62.63    580,000.00    580,000.00             0     1  R/T Refi  SAN RAFAEL           CA     94901   789  Condo
84.96    485,000.00    485,000.00    482,000.00     1  Purchase  LINCOLNSHIRE         IL     60069   786  SFR
79.91    445,000.00    445,000.00    440,000.00     1  Purchase  LUDLOW               VT      5149   704  Condo
79.91    750,000.00    750,000.00    712,000.00     1  Purchase  SAN RAMON            CA     94583   760  PUD Detach
79.92    470,000.00    470,000.00    465,000.00     1  Purchase  SAN DIEGO            CA     92109   753  Condo
79.21    900,000.00    900,000.00             0     1  R/T Refi  OAKLAND              CA     94611   762  SFR
   80    515,000.00    515,000.00    515,000.00     1  Purchase  FOUNTAIN VALLEY      CA     92708   694  SFR
 79.9    545,000.00    545,000.00    541,000.00     1  Purchase  ELLICOTT CITY        MD     21043   791  PUD Detach
   80    740,000.00    740,000.00    740,000.00     1  Purchase  DIX HILLS            NY     11746   726  SFR
 79.7    501,000.00    501,000.00             0     1  R/T Refi  AUSTIN               TX     78736   684  PUD Detach
79.92    787,500.00    787,500.00    787,500.00     1  Purchase  OAKLAND              CA     94610   784  PUD Detach
 73.6  1,000,000.00  1,000,000.00    950,000.00     1  Purchase  NEWPORT BEACH        CA     92625   786  PUD Detach
79.91    800,000.00    800,000.00             0     1  R/T Refi  SAN FRANCISCO        CA     94123   684  Condo
79.91    420,000.00    420,000.00    420,000.00     1  Purchase  SAN LEANDRO          CA     94577   770  SFR
68.95    625,000.00    625,000.00             0     1  R/T Refi  CAMPBELL             CA     95008   745  SFR
61.83    855,000.00    855,000.00             0     1  R/T Refi  SEATTLE              WA     98112   787  SFR
76.06    460,000.00    460,000.00             0     1  R/T Refi  UPPER MARLBORO       MD     20772   758  SFR
79.92    424,200.00    424,200.00    422,500.00     1  Purchase  CHARLOTTE            NC     28211   641  SFR
 66.3    718,000.00    718,000.00             0     1  R/T Refi  PROVIDENCE           RI      2903   712  Condo
71.94    740,000.00    740,000.00    736,750.00     1  Purchase  DESTIN               FL     32541   783  Condo
   80    499,000.00    499,000.00    499,000.00     1  Purchase  SEATTLE              WA     98115   797  SFR
79.91    537,000.00    537,000.00    536,247.00     1  Purchase  DUBLIN               CA     94568   797  SFR
56.02    892,500.00    892,500.00    892,500.00     1  Purchase  BURBANK              CA     91501   764  SFR
 25.9  2,765,000.00  2,765,000.00             0     1  R/T Refi  NICASIO              CA     94946   773  SFR
 79.9    565,000.00    565,000.00    565,000.00     1  Purchase  SAINT LOUIS          MO     63124   692  SFR
68.16    595,000.00    595,000.00             0     1  C/O Refi  APTOS                CA     95003   743  SFR
59.15    688,000.00    688,000.00             0     1  R/T Refi  WASHINGTON           DC     20008   781  SFR
78.76    995,000.00    995,000.00    985,303.00     1  Purchase  ALPHARETTA           GA     30004   724  PUD Detach
63.57    550,000.00    550,000.00             0     1  C/O Refi  ALEXANDRIA           VA     22314   756  SFR
   80    500,000.00    500,000.00             0     1  C/O Refi  LONG BEACH           CA     90815   730  SFR
75.28    830,000.00    830,000.00    811,574.00     1  Purchase  HAWTHORNE WOODS      IL     60047   766  SFR
73.15    580,000.00    580,000.00    579,000.00     1  Purchase  ARLINGTON            VA     22207   763  SFR
79.93    490,000.00    490,000.00    489,900.00     1  Purchase  BETHANY BEACH        DE     19930   676  SFR
89.88    550,000.00    550,000.00             0     1  R/T Refi  KIRKLAND             WA     98034   662  PUD Detach
 79.9    739,000.00    739,000.00    739,000.00     1  Purchase  SAN FRANCISCO        CA     94107   751  Condo
31.16  3,000,000.00  3,000,000.00             0     1  R/T Refi  LOS ALTOS HILLS      CA     94022   726  SFR
86.93    479,000.00    479,000.00    469,894.00     1  Purchase  BOWIE                MD     20720   659  PUD Detach
52.29    700,000.00    700,000.00             0     1  R/T Refi  TORRANCE             CA     90505   768  SFR
   40  2,500,000.00  2,500,000.00             0     1  C/O Refi  ALAMO                CA     94507   773  SFR
   80    465,000.00    465,000.00    457,000.00     1  Purchase  SEATTLE              WA     98117   752  SFR
69.64    525,000.00    525,000.00             0     1  R/T Refi  ATLANTA              GA     30319   716  SFR
79.91    445,000.00    445,000.00    440,000.00     1  Purchase  SAN JOSE             CA     95112   756  SFR
73.21    800,000.00    800,000.00             0     1  R/T Refi  EAST HAMPTON         NY     11937   768  SFR
79.88    540,000.00    540,000.00    540,000.00     1  Purchase  NEW YORK             NY     10019   727  Condo
   80    692,000.00    692,000.00    692,000.00     1  Purchase  REDWOOD CITY         CA     94065   768  Condo
79.91    650,000.00    650,000.00             0     1  R/T Refi  SAN FRANCISCO        CA     94105   725  Condo
77.92    455,000.00    455,000.00    455,000.00     1  Purchase  MIDLOTHIAN           VA     23113   746  PUD Detach
79.91    530,000.00    530,000.00    528,500.00     1  Purchase  VILLAGE OF PALMETTO  FL     33157   693  SFR
79.91    472,000.00    472,000.00             0     1  C/O Refi  ELLICOTT CITY        MD     21043   763  PUD Detach
78.64    800,000.00    800,000.00    784,850.00     1  Purchase  DANVILLE             CA     94506   782  PUD Detach
71.26    522,000.00    522,000.00    522,000.00     1  Purchase  GLENDORA             CA     91740   729  SFR
71.66    683,000.00    683,000.00             0     1  C/O Refi  SEABROOK ISLAND      SC     29455   658  SFR
74.82    700,000.00    700,000.00             0     1  R/T Refi  AUSTIN               TX     78730   780  SFR
74.84    570,000.00    570,000.00             0     1  R/T Refi  DALY CITY            CA     94014   668  SFR
 47.1  2,060,000.00  2,060,000.00             0     1  R/T Refi  WESTLAKE VILLAGE     CA     91362   760  PUD Detach
58.01    835,000.00    835,000.00             0     1  R/T Refi  WALNUT CREEK         CA     94598   728  SFR
 39.2  1,250,000.00  1,250,000.00             0     1  R/T Refi  NAPLES               FL     34108   786  Condo
 66.4  1,500,000.00  1,500,000.00             0     1  R/T Refi  SEDONA               AZ     86336   739  SFR

77.41    760,000.00    760,000.00             0     1  R/T Refi  DUBLIN               CA     94568   710  SFR
75.02    550,000.00    550,000.00             0     1  R/T Refi  DAHLONEGA            GA     30533   730  SFR
57.62  1,300,000.00  1,300,000.00             0     1  R/T Refi  SACRAMENTO           CA     95864   742  SFR
 79.9    850,000.00    850,000.00             0     1  R/T Refi  GLENDALE             CA     91202   687  SFR
64.92  1,200,000.00  1,200,000.00             0     1  R/T Refi  REISTERSTOWN         MD     21136   691  SFR
66.06    635,000.00    635,000.00             0     1  C/O Refi  BELMONT              CA     94002   655  SFR
42.24  2,300,000.00  2,300,000.00             0     1  R/T Refi  SARATOGA             CA     95070   727  SFR
58.96    850,000.00    850,000.00             0     1  R/T Refi  LA CANADA            CA     91011   741  SFR
78.13    900,000.00    900,000.00             0     1  R/T Refi  LAGUNA NIGUEL        CA     92677   788  PUD Detach
53.31    943,000.00    943,000.00             0     1  R/T Refi  MARIETTA             GA     30068   787  SFR
60.47    950,000.00    950,000.00             0     1  R/T Refi  REDLANDS             CA     92373   765  SFR
 71.1    500,000.00    500,000.00             0     1  R/T Refi  SAN JOSE             CA     95126   778  SFR
47.17    732,000.00    732,000.00             0     1  R/T Refi  MCLEAN               VA     22101   821  SFR
56.62    685,000.00    685,000.00             0     1  R/T Refi  NORTH MIAMI          FL     33181   662  SFR
26.06  2,200,000.00  2,200,000.00             0     1  R/T Refi  LOS ALTOS            CA     94022   664  SFR
78.16    805,000.00    805,000.00             0     1  R/T Refi  LOS ANGELES          CA     90064   686  SFR
74.65    495,000.00    495,000.00             0     1  R/T Refi  CANTON               GA     30114   730  PUD Detach
72.67    800,000.00    800,000.00             0     1  R/T Refi  FALLBROOK            CA     92028   798  SFR
78.76    595,000.00    595,000.00             0     1  R/T Refi  UNION CITY           CA     94587   634  PUD Detach
65.73    628,500.00    628,500.00             0     1  R/T Refi  WILLIAMSBURG         VA     23185   703  SFR
63.79  1,095,000.00  1,095,000.00             0     1  R/T Refi  SIERRA MADRE         CA     91024   703  SFR
69.04    690,000.00    690,000.00             0     1  R/T Refi  TARZANA              CA     91356   769  SFR
76.23    515,000.00    515,000.00             0     1  R/T Refi  SANTA CLARA          CA     95050   772  SFR
 54.6  1,800,000.00  1,800,000.00             0     1  R/T Refi  MANHATTAN BEACH      CA     90266   785  SFR
 60.2    625,500.00    625,500.00             0     1  R/T Refi  DAVIDSONVILLE        MD     21035   799  SFR
60.24    640,000.00    640,000.00             0     1  R/T Refi  SCOTTSDALE           AZ     85255   687  PUD Detach
49.81  1,300,000.00  1,300,000.00             0     1  C/O Refi  WELLINGTON           FL     33414   658  SFR
51.91  1,150,000.00  1,150,000.00             0     1  R/T Refi  PORTOLA VALLEY       CA     94028   712  SFR
63.71    625,000.00    625,000.00             0     1  C/O Refi  ALEXANDRIA           VA     22302   726  SFR
59.76    605,000.00    605,000.00             0     1  R/T Refi  CALABASAS            CA     91302   700  Condo
47.93    810,000.00    810,000.00             0     1  R/T Refi  HUNTINGTON BEACH     CA     92649   724  SFR
71.87    723,000.00    723,000.00             0     1  R/T Refi  HOUSTON              TX     77024   685  SFR
   40    950,000.00    950,000.00             0     1  C/O Refi  MORAGA               CA     94556   658  SFR
72.86    699,000.00    699,000.00             0     1  R/T Refi  ATLANTA              GA     30307   728  SFR
73.59    480,000.00    480,000.00    475,000.00     1  Purchase  LAKE WORTH           FL     33467   648  PUD Detach
 79.9    530,000.00    530,000.00    525,500.00     1  Purchase  SALINAS              CA     93908   741  PUD Detach
54.04    850,000.00    850,000.00             0     1  R/T Refi  WINTER PARK          FL     32789   700  SFR

OCC        DOC             PRODTYPE            MI      MICVG  DTI   BUYDOWN  NUMTIMESMORETHAN30DAYSPASTDUE
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  41.2  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  49.2  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  49.5  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  9.95  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  26.3  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  36.3  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  36.1  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  36.5  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  42.1  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  34.5  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  36.4  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  28.8  N                                    0
Primary    All Ready Home  3/27 12 MO LIBOR    NONE        0     0  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  34.4  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  34.4  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0    22  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  33.3  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  32.4  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  23.9  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  44.1  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0    32  N                                    0
Secondary  Rapid           3/27 12 MO LIBOR    NONE        0    20  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  49.6  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  25.6  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  32.6  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  37.7  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  38.1  N                                    0
Investor   Standard        3/27 12 MO LIBOR    NONE        0  39.1  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  31.9  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  35.1  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  42.9  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  30.7  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  31.9  N                                    0
Primary    Standard        3/27 12 MO LIBOR    RMIC       25  39.4  N                                    0
Primary    Reduced         3/27 12 MO LIBOR    NONE        0  35.1  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  41.6  N                                    0
Secondary  Standard        3/27 12 MO LIBOR    NONE        0  30.6  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  28.9  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  43.9  N                                    0
Primary    All Ready Home  3/27 12 MO LIBOR    NONE        0     0  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  14.6  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  23.4  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  42.1  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  23.1  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  31.2  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  49.8  N                                    0
Secondary  Rapid           3/27 12 MO LIBOR    NONE        0  10.8  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  22.9  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0    33  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  24.9  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  48.5  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  42.9  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  35.9  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  48.8  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  35.9  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  20.1  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  43.4  N                                    0
Primary    Reduced         3/27 12 MO LIBOR    NONE        0  15.2  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  27.8  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0    45  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  11.1  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  40.4  N                                    0
Primary    Reduced         3/27 12 MO LIBOR    NONE        0  44.6  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  42.2  N                                    0

Secondary  Standard        3/27 12 MO LIBOR    NONE        0  44.1  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  30.4  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  49.3  N                                    0
Secondary  Reduced         3/27 12 MO LIBOR    NONE        0  11.8  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  48.3  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  32.4  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  27.6  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  49.3  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  35.9  N                                    0
Secondary  Rapid           3/27 12 MO LIBOR    NONE        0    46  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  15.7  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0    41  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  39.5  N                                    0
Primary    Reduced         3/27 12 MO LIBOR    NONE        0  22.4  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  39.1  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  25.9  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  41.5  N                                    0
Secondary  Rapid           3/27 12 MO LIBOR    NONE        0  15.5  N                                    0
Primary    Reduced         3/27 12 MO LIBOR    NONE        0  33.7  N                                    0
Primary    Reduced         3/27 12 MO LIBOR    NONE        0  47.2  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  43.5  N                                    0
Investor   Standard        3/27 12 MO LIBOR    NONE        0  22.3  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  43.2  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  42.4  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  37.6  N                                    0
Secondary  Rapid           3/27 12 MO LIBOR    NONE        0  48.9  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  41.7  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  34.1  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  34.9  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  49.5  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  33.3  N                                    0
Primary    Standard        3/27 12 MO LIBOR    GEMIC      30  32.1  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  19.6  N                                    0
Primary    All Ready Home  3/27 12 MO LIBOR    NONE        0     0  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  22.1  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0    29  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  45.8  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0    20  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0    34  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  42.3  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0    29  N                                    0
Secondary  Rapid           3/27 12 MO LIBOR    NONE        0  45.9  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  18.8  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  46.3  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  31.4  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  34.1  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  16.4  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  47.5  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  36.8  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  49.1  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0    25  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  48.6  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  36.5  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  36.7  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  40.6  N                                    0
Primary    Reduced         3/27 12 MO LIBOR    NONE        0  29.7  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  49.3  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  21.5  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  48.5  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  47.4  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  45.3  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  32.2  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  24.4  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  39.9  N                                    0
Primary    Reduced         3/27 12 MO LIBOR    NONE        0  32.4  N                                    0

Primary    Reduced         3/27 12 MO LIBOR    NONE        0  36.6  N                                    0
Secondary  Standard        3/27 12 MO LIBOR    NONE        0  30.1  N                                    0
Primary    Reduced         3/27 12 MO LIBOR    UGRIC      25  20.1  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  48.2  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  33.5  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  16.8  N                                    0
Primary    All Ready Home  3/27 12 MO LIBOR    NONE        0     0  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  42.5  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  12.8  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  43.9  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  41.4  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  45.6  N                                    0
Primary    Reduced         3/27 12 MO LIBOR    NONE        0  42.6  N                                    0
Primary    Reduced         3/27 12 MO LIBOR    NONE        0  32.5  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0    40  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  48.3  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  37.9  N                                    0
Primary    Reduced         3/27 12 MO LIBOR    NONE        0  22.7  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  35.5  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  44.8  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  41.4  N                                    0
Primary    All Ready Home  3/27 12 MO LIBOR    NONE        0     0  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  37.6  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  31.9  N                                    0
Primary    Reduced         3/27 12 MO LIBOR    NONE        0  43.3  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  16.3  N                                    0
Secondary  Rapid           3/27 12 MO LIBOR    NONE        0  42.9  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  33.4  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  33.6  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  45.1  N                                    0
Primary    Reduced         3/27 12 MO LIBOR    NONE        0  45.2  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  12.9  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  39.7  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  34.3  N                                    0
Primary    All Ready Home  3/27 12 MO LIBOR    NONE        0     0  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  35.2  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  39.1  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  47.2  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  45.9  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  36.6  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  29.1  N                                    0
Investor   Standard        3/27 12 MO LIBOR    NONE        0  21.9  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  49.4  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  40.5  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  33.4  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  32.4  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  41.8  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  36.8  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0    15  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  23.7  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  30.6  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  14.4  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  22.9  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  29.3  N                                    0
Primary    Standard        3/27 12 MO LIBOR    RMIC       25  19.8  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  15.1  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0    45  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  48.4  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  35.5  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  26.1  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  23.7  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  17.5  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  24.3  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  43.9  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  18.6  N                                    0

Primary    Reduced         3/27 12 MO LIBOR    NONE        0  40.9  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  43.5  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  22.8  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  31.7  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  39.9  N                                    0
Investor   Standard        3/27 12 MO LIBOR    NONE        0    21  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  48.7  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0    45  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  24.6  N                                    0
Secondary  Rapid           3/12 12 MO LIBOR    NONE        0  25.6  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  34.1  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  30.8  N                                    0
Secondary  Standard        3/27 12 MO LIBOR    NONE        0  44.6  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  40.8  N                                    0
Investor   Standard        3/27 12 MO LIBOR    NONE        0  22.3  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  43.6  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  43.1  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  40.7  N                                    0
Secondary  Standard        3/27 12 MO LIBOR    NONE        0  30.3  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  46.7  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0    21  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    PMIC       25  38.8  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0    45  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  37.7  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  48.2  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  34.4  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  13.1  N                                    0
Secondary  Standard        3/27 12 MO LIBOR    NONE        0  35.3  N                                    0
Primary    All Ready Home  3/27 12 MO LIBOR    NONE        0     0  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  36.9  N                                    0
Primary    Reduced         3/27 12 MO LIBOR    NONE        0  17.5  N                                    0
Primary    Reduced         3/27 12 MO LIBOR    NONE        0    29  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  37.2  N                                    0
Primary    Reduced         3/27 12 MO LIBOR    NONE        0  35.4  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  17.8  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  39.3  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  26.8  N                                    0
Primary    All Ready Home  3/27 12 MO LIBOR    NONE        0     0  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  46.5  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  19.9  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  48.7  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  29.4  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  30.7  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  43.6  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  38.8  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  37.6  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  40.4  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  45.6  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  32.1  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0    22  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  44.8  N                                    0
Primary    All Ready Home  3/27 12 MO LIBOR    NONE        0     0  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  34.1  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  34.4  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  31.9  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  23.5  N                                    0
Primary    Reduced         3/27 12 MO LIBOR    NONE        0  13.4  N                                    0
Primary    Reduced         3/27 12 MO LIBOR    NONE        0  22.3  N                                    0
Secondary  Reduced         3/27 12 MO LIBOR    NONE        0  47.7  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  19.4  N                                    0
Primary    Reduced         3/27 12 MO LIBOR    NONE        0  8.19  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0    42  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0    36  N                                    0
Primary    Standard        3/27 12 MO LIBOR    UGRIC      12  40.4  N                                    0
Primary    Reduced         3/27 12 MO LIBOR    NONE        0  18.1  N                                    0

Primary    Standard        3/27 12 MO LIBOR    NONE        0  37.7  N                                    0
Primary    Reduced         3/27 12 MO LIBOR    NONE        0  36.6  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  24.9  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  35.7  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  25.1  N                                    0
Primary    Reduced         3/27 12 MO LIBOR    NONE        0  19.4  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  2.12  N                                    0
Primary    Reduced         3/27 12 MO LIBOR    NONE        0  10.9  N                                    0
Secondary  Standard        3/27 12 MO LIBOR    NONE        0  50.7  N                                    0
Primary    Reduced         3/27 12 MO LIBOR    NONE        0  25.5  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  20.8  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  31.2  N                                    0
Primary    Reduced         3/27 12 MO LIBOR    NONE        0  13.3  N                                    0
Secondary  Reduced         3/27 12 MO LIBOR    NONE        0  26.1  N                                    0
Primary    Reduced         3/27 12 MO LIBOR    NONE        0    14  N                                    0
Secondary  Rapid           3/27 12 MO LIBOR    NONE        0  14.7  N                                    0
Secondary  Reduced         3/27 12 MO LIBOR    NONE        0  9.34  N                                    0
Primary    Reduced         3/27 12 MO LIBOR    NONE        0  38.6  N                                    0
Primary    Reduced         3/27 12 MO LIBOR    NONE        0  22.7  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  36.3  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  24.9  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  37.2  N                                    0
Primary    Reduced         3/27 12 MO LIBOR    NONE        0  4.84  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  48.9  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  39.9  N                                    0
Primary    Reduced         3/17 12 MO LIBOR    NONE        0  25.5  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0    34  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  42.6  N                                    0
Primary    Reduced         3/27 12 MO LIBOR    NONE        0  28.1  N                                    0
Primary    Reduced         3/27 12 MO LIBOR    NONE        0  29.7  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  27.9  N                                    0
Investor   Standard        3/27 12 MO LIBOR    NONE        0  23.9  N                                    0
Primary    Reduced         3/27 12 MO LIBOR    NONE        0  19.1  N                                    0
Primary    Rapid           3/27 12 MO LIBOR    NONE        0  33.3  N                                    0
Primary    Reduced         3/27 12 MO LIBOR    NONE        0  27.4  N                                    0
Primary    Reduced         3/27 12 MO LIBOR    NONE        0  5.48  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  41.9  N                                    0
Primary    Standard        3/27 12 MO LIBOR    NONE        0  37.2  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  42.5  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  28.5  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  49.1  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0    37  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  19.6  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  42.2  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  38.8  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  49.6  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  40.7  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  49.9  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  32.1  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  49.2  N                                    0
Primary    Reduced         5YR IO 12 MO LIBOR  NONE        0  33.7  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  47.2  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  19.8  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  11.8  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  47.3  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  RMIC       30  42.1  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  46.5  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  37.1  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  39.3  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  36.1  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  39.7  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  12.3  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  39.5  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  11.1  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0    48  N                                    0

Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  44.3  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  46.7  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  24.1  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  49.4  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  41.8  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  39.3  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  29.4  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  48.5  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  33.1  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  36.5  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  21.2  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0    39  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  38.9  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  GEMIC      30    42  N                                    0
Secondary  Standard        5/25 12 MO LIBOR    NONE        0  52.5  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0    44  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  36.1  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  43.9  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  33.6  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  31.7  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  39.5  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  5.74  N                                    0
Secondary  Standard        5/25 12 MO LIBOR    NONE        0  51.1  N                                    0
Secondary  Rapid           5/25 12 MO LIBOR    NONE        0  15.7  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  33.5  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  13.4  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  39.1  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  28.2  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  42.7  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  42.6  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  32.7  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  33.6  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  32.1  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  40.7  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  41.6  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  5.75  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  35.1  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  46.7  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  46.5  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  21.2  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  47.9  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  36.4  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  25.1  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  38.7  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  43.6  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  UGRIC      25    37  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  41.4  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  29.1  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0    36  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  48.9  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  5665  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  37.1  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  UGRIC      25  29.6  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  43.5  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  36.2  N                                    0
Secondary  Rapid           5/25 12 MO LIBOR    NONE        0  36.8  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  17.3  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  49.8  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  25.1  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  34.1  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  22.6  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  46.1  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  35.1  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  28.1  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  35.8  N                                    0

Primary    Rapid           5/25 12 MO LIBOR    NONE        0  24.2  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  44.7  N                                    0
Secondary  Rapid           5/25 12 MO LIBOR    NONE        0  20.3  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  35.4  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  36.5  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  34.9  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  43.2  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0    36  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  33.3  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  17.7  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  32.8  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  25.6  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  43.7  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  38.2  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  45.5  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  34.7  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  30.2  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  15.2  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  35.7  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  41.8  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  29.4  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  20.4  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  39.4  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  40.7  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  30.1  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  68.4  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  36.7  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  15.4  N                                    0
Investor   Standard        5/25 12 MO LIBOR    NONE        0  66.2  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  39.6  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  22.9  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  36.3  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0    27  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  24.9  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  47.8  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  52.4  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  48.7  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  31.8  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  22.4  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  30.1  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  45.7  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  33.3  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  43.3  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  43.3  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0    45  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  42.1  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0    42  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  47.3  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  32.4  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  49.2  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  42.4  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0    15  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  38.3  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  37.6  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  40.7  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  63.3  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  26.4  N                                    0
Secondary  Standard        5/25 12 MO LIBOR    NONE        0  26.3  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  21.6  N                                    0
Investor   Standard        5/25 12 MO LIBOR    GEMIC      25  21.4  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  31.5  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  20.2  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0    43  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  29.5  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  30.2  N                                    0

Primary    Rapid           5/25 12 MO LIBOR    NONE        0  42.2  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  25.2  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  20.5  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  39.4  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  49.4  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  30.2  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  22.1  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  34.3  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  41.7  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  44.6  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  55.6  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  50.8  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  32.8  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  16.9  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  38.9  N                                    0
Primary    Standard        5/25 12 MO LIBOR    GEMIC      30  22.6  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  10.8  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  23.4  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  34.1  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  43.9  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  47.4  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  29.3  N                                    0
Secondary  All Ready Home  5/25 12 MO LIBOR    NONE        0     0  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0    38  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  41.7  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0    29  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  40.9  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  38.8  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  41.6  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0    15  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  45.6  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  19.2  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  41.6  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  37.9  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  28.4  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  48.3  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  21.7  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  34.2  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  50.8  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0    38  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0    38  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  48.7  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  22.3  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  27.3  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  43.5  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  43.7  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  41.6  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  22.4  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  12.1  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  39.1  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  24.6  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  34.3  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  45.2  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  34.3  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0    30  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  25.6  N                                    0
Secondary  Rapid           5/25 12 MO LIBOR    NONE        0    21  N                                    0
Investor   Standard        5/25 12 MO LIBOR    NONE        0  27.8  N                                    0
Primary    Stated          5/25 12 MO LIBOR    NONE        0  31.4  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  35.5  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  14.8  N                                    0
Primary    All Ready Home  5/25 12 MO LIBOR    NONE        0     0  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  35.7  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  39.3  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0    28  N                                    0

Primary    Standard        5/25 12 MO LIBOR    NONE        0  14.4  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  38.8  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  29.5  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  40.2  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  44.1  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  20.4  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  29.2  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0    17  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  GEMIC      25  40.5  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0    33  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  39.9  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  28.3  N                                    0
Secondary  Reduced         5/25 12 MO LIBOR    NONE        0  33.6  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  27.3  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  10.3  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  25.5  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  44.7  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0    45  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  41.4  N                                    0
Primary    Standard        5/25 12 MO LIBOR    UGRIC      25  29.4  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  66.5  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  21.8  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  21.2  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  40.5  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  44.3  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  19.8  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  27.6  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  16.5  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  31.3  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  39.3  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  15.4  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  35.5  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  25.2  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  23.5  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  43.7  N                                    0
Investor   Standard        5/25 12 MO LIBOR    NONE        0  33.6  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  34.4  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  60.7  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  19.9  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  29.7  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  38.9  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  48.2  N                                    0
Primary    Reduced         5YR IO 12 MO LIBOR  NONE        0  18.2  N                                    0
Secondary  Standard        5/25 12 MO LIBOR    NONE        0  32.6  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  24.2  N                                    0
Secondary  Rapid           5/25 12 MO LIBOR    NONE        0  42.2  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  25.6  N                                    0
Primary    Standard        5/25 12 MO LIBOR    GEMIC      25  38.8  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0    30  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  32.7  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  22.9  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0    31  N                                    0
Secondary  Standard        5/25 12 MO LIBOR    NONE        0  29.2  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  34.7  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  34.8  N                                    1
Secondary  Rapid           5YR IO 12 MO LIBOR  NONE        0  59.2  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  40.2  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  51.8  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0    39  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  35.7  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  41.9  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  49.2  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    PMIC       30  36.2  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  46.8  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  47.1  N                                    0

Primary    Standard        5/25 12 MO LIBOR    NONE        0  44.4  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  7.74  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  21.5  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  42.8  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0    47  N                                    0
Primary    Standard        5/25 12 MO LIBOR    GEMIC      12  25.1  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  34.8  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  45.4  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  43.7  N                                    0
Primary    Standard        5/25 12 MO LIBOR    GEMIC      25  36.3  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  29.7  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  27.2  N                                    0
Primary    All Ready Home  5/25 12 MO LIBOR    NONE        0     0  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  38.5  N                                    0
Secondary  Rapid           5/25 12 MO LIBOR    NONE        0  36.5  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  47.1  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  42.3  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  39.5  N                                    0
Secondary  Rapid           5YR IO 12 MO LIBOR  NONE        0  32.5  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  28.3  N                                    0
Secondary  Rapid           5YR IO 12 MO LIBOR  NONE        0  6.12  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  UGRIC      30    36  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  43.8  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0    60  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0    42  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  38.8  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  45.8  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  42.6  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  18.9  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  33.8  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  9.32  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  48.7  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  37.9  N                                    0
Secondary  Rapid           5YR IO 12 MO LIBOR  NONE        0  33.9  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  49.8  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  43.4  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  38.1  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  35.3  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  45.8  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  37.4  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  28.4  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  21.9  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  48.6  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  31.6  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  44.9  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  31.6  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  42.9  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  31.9  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  43.9  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  29.5  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  37.5  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  41.5  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  36.5  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  21.9  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  50.5  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  21.9  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  23.8  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  34.9  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  38.9  N                                    0
Secondary  Rapid           5/25 12 MO LIBOR    NONE        0    48  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  34.1  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  24.9  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  45.9  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  36.7  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  43.5  N                                    0

Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  32.9  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  28.4  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  21.7  N                                    0
Secondary  Standard        5YR IO 12 MO LIBOR  NONE        0  39.6  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  41.5  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  40.9  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0    39  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0    42  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  45.6  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  58.6  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  44.1  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  22.1  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0    28  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  28.3  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  25.7  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  38.9  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  47.8  N                                    0
Secondary  Rapid           5YR IO 12 MO LIBOR  NONE        0  34.8  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  34.9  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0    36  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  22.4  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  45.4  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  37.5  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  21.4  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  44.5  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  46.8  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  37.6  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  28.3  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  29.8  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  RMIC       30  34.4  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  15.4  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  34.8  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  50.9  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  32.5  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  30.3  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  22.9  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  20.4  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  47.4  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  39.1  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  25.3  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  39.7  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  47.8  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  29.3  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  34.5  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  39.5  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0    33  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  35.5  N                                    0
Secondary  Rapid           5YR IO 12 MO LIBOR  NONE        0  39.7  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0    43  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  41.4  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0    39  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  42.3  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  38.6  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  36.2  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  36.9  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  30.4  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  22.5  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  40.4  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  36.8  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  16.3  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  25.8  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  34.4  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  58.3  N                                    0
Primary    Standard        5/20 12 MO LIBOR    NONE        0  14.9  N                                    0
Primary    Reduced         5YR IO 12 MO LIBOR  NONE        0  27.1  N                                    0

Primary    Standard        5/25 12 MO LIBOR    NONE        0    37  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  17.8  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  31.6  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  GEMIC      25  46.4  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  20.2  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  34.9  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  49.5  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  31.5  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  29.3  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  RMIC       25  30.7  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  47.9  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  27.8  N                                    0
Primary    All Ready Home  5/25 12 MO LIBOR    NONE        0     0  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  34.5  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  30.7  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  20.3  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  10.3  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  39.1  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  38.1  N                                    0
Investor   Standard        5YR IO 12 MO LIBOR  NONE        0  35.4  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  37.1  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  36.4  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  28.5  N                                    0
Secondary  Rapid           5/25 12 MO LIBOR    UGRIC      25  44.8  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  40.4  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  37.6  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0    29  N                                    0
Secondary  Standard        5/ 5 12 MO LIBOR    NONE        0  60.1  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  41.5  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0    25  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  36.3  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  28.5  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  16.6  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0    45  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  41.8  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  35.7  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0    43  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  35.1  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  35.5  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  33.6  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  32.9  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  31.4  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  15.2  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  49.1  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  28.7  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  24.1  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  43.4  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  42.8  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  38.1  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  8.29  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  25.6  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  28.2  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  25.9  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  13.8  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  39.1  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  39.9  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  27.1  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  39.6  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  45.8  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  28.7  N                                    0
Secondary  Standard        5YR IO 12 MO LIBOR  PMIC       25  43.6  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  40.7  N                                    0
Secondary  Standard        5/25 12 MO LIBOR    NONE        0  15.3  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  39.3  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  38.5  N                                    0

Primary    Reduced         5/25 12 MO LIBOR    NONE        0  14.2  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  8.26  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  48.4  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  29.3  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  45.9  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  22.9  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  33.9  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    RMIC       12  34.4  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0    38  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  11.4  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  30.2  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  41.7  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  42.8  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  45.8  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  24.1  N                                    0
Primary    All Ready Home  5/25 12 MO LIBOR    NONE        0     0  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  41.6  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  30.1  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  31.8  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  57.6  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  43.9  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  38.7  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0    42  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  25.9  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  24.4  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  38.6  N                                    0
Primary    All Ready Home  5/25 12 MO LIBOR    NONE        0     0  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  36.1  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  39.1  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  35.4  N                                    0
Secondary  Reduced         5/25 12 MO LIBOR    NONE        0  38.5  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  37.3  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  48.6  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  1397  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  27.7  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  41.3  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  3.67  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  44.9  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  49.4  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  33.3  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  40.6  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  18.2  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  48.3  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  44.7  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  29.6  N                                    0
Secondary  Rapid           5YR IO 12 MO LIBOR  NONE        0    33  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  48.3  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  30.4  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  38.4  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  31.2  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  42.6  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  41.1  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  37.2  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  46.1  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  34.8  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  47.7  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  47.4  N                                    0
Investor   Standard        5/25 12 MO LIBOR    NONE        0  29.6  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0    25  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  32.1  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  39.3  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  15.1  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  16.3  N                                    0
Secondary  Rapid           5/25 12 MO LIBOR    UGRIC      25  45.9  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  44.9  N                                    0

Primary    Rapid           5/25 12 MO LIBOR    NONE        0  37.1  N                                    0
Investor   Standard        5/25 12 MO LIBOR    NONE        0  58.8  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  20.2  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  13.9  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  24.5  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  26.7  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  42.1  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0    35  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  41.2  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  15.5  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  41.5  N                                    0
Secondary  Standard        5YR IO 12 MO LIBOR  NONE        0  44.9  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  25.7  N                                    0
Secondary  Standard        5YR IO 12 MO LIBOR  NONE        0  8.65  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  53.4  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  38.7  N                                    0
Primary    Reduced         5YR IO 12 MO LIBOR  NONE        0  29.4  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  33.9  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  18.7  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0    44  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  39.9  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  8.62  N                                    0
Primary    All Ready Home  5/25 12 MO LIBOR    NONE        0     0  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  32.7  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  47.6  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  40.1  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  38.8  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  18.4  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  39.3  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  27.3  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  37.2  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  38.4  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  44.7  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  24.2  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  17.1  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  33.5  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  20.5  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  24.7  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  37.9  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  18.5  N                                    0
Secondary  Reduced         5/25 12 MO LIBOR    NONE        0  33.9  N                                    0
Secondary  Reduced         5/25 12 MO LIBOR    NONE        0  27.2  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  31.2  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  40.6  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  45.5  N                                    0
Secondary  All Ready Home  5/25 12 MO LIBOR    NONE        0     0  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  48.8  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0    43  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  42.2  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  28.4  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  38.7  N                                    0
Secondary  Rapid           5/25 12 MO LIBOR    NONE        0  40.8  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  20.1  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  40.6  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  28.4  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  28.8  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  29.5  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  34.4  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0    50  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  39.7  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  38.2  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  35.7  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  43.9  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  20.6  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  35.6  N                                    0

Primary    Rapid           5/25 12 MO LIBOR    NONE        0  41.9  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  36.3  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  41.5  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  36.1  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  39.3  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  39.1  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  40.7  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  45.4  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  93.2  N                                    0
Secondary  Rapid           5/25 12 MO LIBOR    NONE        0  14.3  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  42.9  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  42.3  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0    18  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  40.8  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  36.2  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  28.2  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  8.19  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  16.6  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0    41  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  47.4  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  33.9  N                                    0
Secondary  Standard        5YR IO 12 MO LIBOR  NONE        0  43.5  N                                    0
Primary    All Ready Home  5/25 12 MO LIBOR    NONE        0     0  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0    33  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  45.7  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  55.4  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  30.4  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  21.6  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  14.2  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  49.7  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  31.3  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  37.7  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  43.8  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  43.4  N                                    0
Primary    Reduced         5YR IO 12 MO LIBOR  NONE        0  57.4  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  29.8  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  43.1  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  24.9  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0    33  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  40.6  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  39.3  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  26.3  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  37.5  N                                    0
Primary    All Ready Home  5/25 12 MO LIBOR    NONE        0     0  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  41.1  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  27.9  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  24.7  N                                    0
Secondary  Reduced         5/25 12 MO LIBOR    NONE        0  35.6  N                                    0
Primary    Reduced         5YR IO 12 MO LIBOR  NONE        0  42.7  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  18.6  N                                    0
Secondary  Standard        5YR IO 12 MO LIBOR  NONE        0  45.6  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  41.4  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  36.6  N                                    0
Investor   Standard        5/25 12 MO LIBOR    NONE        0    40  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  45.1  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  12.2  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  25.9  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  47.1  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  38.1  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  34.7  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  17.7  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  48.4  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  43.5  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  35.2  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  42.9  N                                    0

Primary    Standard        5/25 12 MO LIBOR    NONE        0  45.8  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  43.3  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  32.8  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  51.1  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  45.2  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  39.2  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  41.5  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  35.5  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  32.7  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  26.5  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  22.8  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  20.5  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  31.6  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  36.4  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0    35  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  39.2  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  46.6  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0    42  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  17.2  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0    39  N                                    0
Primary    All Ready Home  5/25 12 MO LIBOR    NONE        0     0  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  29.6  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  39.5  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  36.7  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  33.1  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  42.6  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0    22  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0    43  N                                    0
Secondary  Rapid           5/25 12 MO LIBOR    NONE        0  38.4  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  29.9  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  21.5  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  43.9  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  31.5  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  40.9  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  19.2  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  38.2  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  49.7  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0    50  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  19.7  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  36.3  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  28.1  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  35.8  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  13.3  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  40.1  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  49.7  N                                    0
Secondary  Rapid           5/25 12 MO LIBOR    NONE        0  38.9  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  42.5  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  27.1  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  22.5  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  26.4  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  23.1  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0    43  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  32.5  N                                    0
Secondary  Standard        5/25 12 MO LIBOR    NONE        0  39.5  N                                    0
Primary    All Ready Home  5/25 12 MO LIBOR    NONE        0     0  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  39.4  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  41.7  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0    30  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  39.2  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  98.3  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  44.6  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  26.5  N                                    0
Primary    Stated          5YR IO 12 MO LIBOR  NONE        0  20.4  N                                    0
Secondary  Rapid           5YR IO 12 MO LIBOR  NONE        0    15  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  36.2  N                                    0

Primary    Standard        5/25 12 MO LIBOR    NONE        0  44.5  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  41.2  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  31.5  N                                    0
Secondary  Rapid           5YR IO 12 MO LIBOR  NONE        0  30.1  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  18.7  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  36.6  N                                    0
Primary    Standard        5/25 12 MO LIBOR    RMIC       25  22.1  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  44.2  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0    45  N                                    0
Primary    All Ready Home  5/25 12 MO LIBOR    NONE        0     0  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  15.8  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  43.2  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  45.9  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  62.9  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  28.3  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  23.6  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  39.6  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  9.44  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  19.9  N                                    0
Secondary  Rapid           5/25 12 MO LIBOR    NONE        0  40.1  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0    35  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  36.9  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  35.2  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  29.9  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  24.7  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  22.5  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  39.7  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  24.2  N                                    0
Secondary  Rapid           5/25 12 MO LIBOR    NONE        0  17.9  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  43.9  N                                    0
Investor   Standard        5YR IO 12 MO LIBOR  NONE        0  41.4  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  22.5  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  24.4  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  40.6  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  46.9  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  29.7  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  15.9  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  30.9  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  42.4  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  39.2  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  29.8  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  46.9  N                                    0
Secondary  Standard        5/25 12 MO LIBOR    NONE        0  18.3  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  20.3  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  42.2  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  19.6  N                                    0
Secondary  Standard        5/25 12 MO LIBOR    NONE        0  38.8  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0    38  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  29.1  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  30.4  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  40.8  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0    33  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  29.6  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  46.1  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  46.5  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  15.4  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  20.4  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  24.9  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  46.5  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  27.9  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  33.6  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  39.3  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  63.9  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  35.1  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  39.2  N                                    0

Primary    Rapid           5/25 12 MO LIBOR    NONE        0  49.2  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  54.3  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  32.8  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  44.7  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  33.1  N                                    0
Primary    All Ready Home  5/25 12 MO LIBOR    NONE        0     0  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  50.5  N                                    0
Primary    All Ready Home  5/25 12 MO LIBOR    NONE        0     0  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  39.3  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  35.4  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  43.1  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0    22  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  31.7  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0    26  N                                    0
Secondary  Standard        5YR IO 12 MO LIBOR  NONE        0    34  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  38.8  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  37.5  N                                    0
Secondary  Standard        5YR IO 12 MO LIBOR  NONE        0  42.3  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  47.3  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  21.3  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  33.7  N                                    0
Secondary  Rapid           5YR IO 12 MO LIBOR  NONE        0  6.34  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  10.4  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  39.3  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  46.1  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  29.8  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  22.2  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  3.98  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  29.7  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  27.2  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  19.2  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  40.9  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0    49  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  12.6  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  22.4  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0  36.8  N                                    0
Primary    All Ready Home  5/25 12 MO LIBOR    NONE        0     0  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  37.4  N                                    0
Primary    Standard        5YR IO 12 MO LIBOR  NONE        0    41  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  27.1  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  32.3  N                                    0
Primary    Standard        5/25 12 MO LIBOR    RMIC       30  33.5  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0    29  N                                    0
Primary    All Ready Home  5/25 12 MO LIBOR    NONE        0     0  N                                    0
Primary    Rapid           5YR IO 12 MO LIBOR  NONE        0  28.2  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  35.9  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  26.3  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  13.3  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  29.1  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  23.7  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  28.2  N                                    0
Secondary  Reduced         5/25 12 MO LIBOR    NONE        0  10.6  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  22.6  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  34.3  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  36.2  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  18.6  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  42.7  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  26.2  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  18.4  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0    24  N                                    0
Investor   Standard        5/25 12 MO LIBOR    NONE        0  36.8  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  19.5  N                                    0
Secondary  Standard        5/25 12 MO LIBOR    NONE        0  20.1  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  32.7  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  21.3  N                                    0

Primary    Standard        5/25 12 MO LIBOR    NONE        0  30.3  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  41.3  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  25.8  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  32.8  N                                    0
Primary    Rapid           5/15 12 MO LIBOR    NONE        0  47.1  N                                    0
Secondary  Standard        5/25 12 MO LIBOR    NONE        0  25.2  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  27.1  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  15.2  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  19.9  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  36.4  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  24.3  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  61.7  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  8.26  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  22.8  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  39.3  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  21.4  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  30.9  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  40.4  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  8.27  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  47.2  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  36.3  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  16.6  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  37.8  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  42.7  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  20.6  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  43.6  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  45.5  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0    32  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  20.3  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  7.43  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  36.5  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  23.9  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  23.2  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  18.1  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  6.33  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    UGRIC      25  11.8  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  31.5  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  39.4  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  29.9  N                                    0
Secondary  Reduced         5/25 12 MO LIBOR    NONE        0  54.4  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0    24  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  14.7  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  37.2  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  37.1  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  1.71  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  47.4  N                                    0
Secondary  Standard        5/25 12 MO LIBOR    NONE        0  86.9  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  37.6  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  35.6  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  24.6  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  11.7  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  17.7  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  29.1  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  19.1  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  37.1  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  35.2  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  10.2  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0    28  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  23.8  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  44.7  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0    11  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0    18  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  16.7  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0    23  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  38.2  N                                    0

Primary    Reduced         5/25 12 MO LIBOR    RMIC       12  47.5  N                                    0
Secondary  Standard        5/25 12 MO LIBOR    NONE        0  36.2  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  26.1  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  28.2  N                                    0
Secondary  Reduced         5/25 12 MO LIBOR    NONE        0  24.4  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  35.3  N                                    0
Primary    Rapid           5/ 5 12 MO LIBOR    NONE        0    35  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  38.3  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  39.6  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  25.4  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  18.7  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0    18  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0    29  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  6.82  N                                    0
Secondary  Reduced         5/25 12 MO LIBOR    NONE        0  17.5  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  46.4  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  11.3  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  44.3  N                                    0
Primary    Rapid           5/15 12 MO LIBOR    NONE        0  31.6  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  24.3  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0    28  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  52.9  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  46.3  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  22.3  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  15.8  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  19.1  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  47.5  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  22.9  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  33.5  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  10.8  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  32.8  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  19.9  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0    13  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  12.9  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  20.1  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  33.2  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  34.7  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  24.9  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  30.7  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  38.5  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  9.59  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  36.5  N                                    0
Secondary  Reduced         5/20 12 MO LIBOR    NONE        0  36.5  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  31.2  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  39.3  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  32.7  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0   6.6  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  44.7  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  39.6  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  71.1  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  25.6  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0    20  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  43.3  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  47.2  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  32.4  N                                    0
Secondary  Standard        5/25 12 MO LIBOR    NONE        0  55.6  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0    43  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  34.5  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  22.6  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  41.3  N                                    0
Secondary  Reduced         5/25 12 MO LIBOR    NONE        0  31.8  N                                    0
Secondary  Rapid           5/25 12 MO LIBOR    NONE        0  48.3  N                                    0
Primary    Standard        5/25 12 MO LIBOR    NONE        0  35.3  N                                    0
Primary    Rapid           5/25 12 MO LIBOR    NONE        0  44.2  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  27.7  N                                    0

Primary    Reduced         5/25 12 MO LIBOR    NONE        0  39.6  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  15.1  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0    29  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  13.9  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  23.9  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  41.2  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  45.6  N                                    0
Primary    Reduced         5/25 12 MO LIBOR    NONE        0  14.1  N                                    0
Primary    Reduced         7/23 12 MO LIBOR    GEMIC      25  24.4  N                                    0
Secondary  Rapid           7/23 12 MO LIBOR    NONE        0  49.3  N                                    0
Primary    Standard        7/23 12 MO LIBOR    NONE        0  41.1  N                                    0
Primary    Rapid           7/23 12 MO LIBOR    NONE        0  30.7  N                                    0
Primary    Rapid           7/23 12 MO LIBOR    NONE        0  36.5  N                                    1
Primary    Standard        7/23 12 MO LIBOR    NONE        0  18.1  N                                    0
Primary    Reduced         7/23 12 MO LIBOR    NONE        0  33.8  N                                    0
Primary    Rapid           7/23 12 MO LIBOR    NONE        0  38.1  N                                    0
Primary    Standard        7/23 12 MO LIBOR    NONE        0  27.2  N                                    0
Primary    Rapid           7/23 12 MO LIBOR    NONE        0  43.2  N                                    0
Primary    Rapid           7/23 12 MO LIBOR    NONE        0  29.4  N                                    0
Primary    Standard        7/23 12 MO LIBOR    NONE        0  35.9  N                                    0
Primary    Standard        7/23 12 MO LIBOR    NONE        0  30.3  N                                    0
Primary    Reduced         7/23 12 MO LIBOR    NONE        0  44.3  N                                    0
Primary    Reduced         7/23 12 MO LIBOR    NONE        0  46.6  N                                    0
Primary    Reduced         7/23 12 MO LIBOR    NONE        0  32.2  N                                    0
Primary    Standard        7/23 12 MO LIBOR    NONE        0  29.8  N                                    0
Primary    Rapid           7/23 12 MO LIBOR    NONE        0  23.3  N                                    0
Secondary  Reduced         7/23 12 MO LIBOR    NONE        0  31.1  N                                    0
Primary    Reduced         7/23 12 MO LIBOR    NONE        0  33.1  N                                    0
Primary    Reduced         7/23 12 MO LIBOR    NONE        0  25.8  N                                    0
Primary    Standard        7/23 12 MO LIBOR    NONE        0  43.6  N                                    0
Primary    Rapid           7/23 12 MO LIBOR    NONE        0  16.6  N                                    0
Primary    Standard        7/23 12 MO LIBOR    NONE        0  34.4  N                                    0
Primary    Standard        7/23 12 MO LIBOR    NONE        0  56.8  N                                    0
Primary    Reduced         7/23 12 MO LIBOR    NONE        0  12.2  N                                    0
Primary    Rapid           7/23 12 MO LIBOR    NONE        0  24.2  N                                    0
Primary    Reduced         7/23 12 MO LIBOR    NONE        0  14.8  N                                    0
Primary    Rapid           7YR IO 12 MO LIBOR  NONE        0    24  N                                    0
Primary    Standard        7/23 12 MO LIBOR    NONE        0    35  N                                    0
Primary    Rapid           7/23 12 MO LIBOR    NONE        0    34  N                                    0
Secondary  Standard        7/23 12 MO LIBOR    NONE        0  32.9  N                                    0
Primary    Standard        7/23 12 MO LIBOR    GEMIC      25  32.3  N                                    0
Primary    Rapid           7/23 12 MO LIBOR    NONE        0  40.4  N                                    0
Primary    All Ready Home  7/23 12 MO LIBOR    NONE        0     0  N                                    0
Primary    Standard        7/23 12 MO LIBOR    RGIC       25  31.8  N                                    0
Primary    Reduced         7/23 12 MO LIBOR    NONE        0  34.9  N                                    0
Primary    Standard        7/23 12 MO LIBOR    NONE        0  29.2  N                                    0
Primary    Standard        7/23 12 MO LIBOR    NONE        0  39.6  N                                    0
Primary    Reduced         7/23 12 MO LIBOR    NONE        0    40  N                                    0
Primary    Standard        7/23 12 MO LIBOR    NONE        0  42.5  N                                    0
Primary    Standard        7/23 12 MO LIBOR    NONE        0  47.4  N                                    0
Primary    Rapid           7/23 12 MO LIBOR    NONE        0  37.7  N                                    0
Primary    Rapid           7/23 12 MO LIBOR    NONE        0  30.6  N                                    0
Primary    Reduced         7/23 12 MO LIBOR    NONE        0  47.4  N                                    0
Primary    Reduced         7/23 12 MO LIBOR    NONE        0  21.5  N                                    0
Primary    Reduced         7/23 12 MO LIBOR    NONE        0  14.7  N                                    0
Primary    Standard        7/23 12 MO LIBOR    NONE        0  24.5  N                                    0
Primary    Reduced         7/23 12 MO LIBOR    NONE        0  31.8  Y                                    0
Primary    Rapid           7/23 12 MO LIBOR    NONE        0  31.1  N                                    0
Primary    Standard        7/23 12 MO LIBOR    NONE        0  38.2  N                                    0
Primary    Reduced         7/23 12 MO LIBOR    NONE        0  10.6  N                                    0
Primary    Standard        7/23 12 MO LIBOR    NONE        0  53.7  N                                    0
Primary    Rapid           7/23 12 MO LIBOR    NONE        0  47.1  N                                    0
Primary    Reduced         7/23 12 MO LIBOR    NONE        0  17.5  N                                    0
Primary    Reduced         7/23 12 MO LIBOR    NONE        0  45.1  N                                    0
Primary    Rapid           7/23 12 MO LIBOR    NONE        0  34.4  N                                    0

Primary    Standard        7/23 12 MO LIBOR    NONE        0  36.5  N                                    0
Secondary  Standard        7/23 12 MO LIBOR    NONE        0  58.9  N                                    0
Primary    Rapid           7/23 12 MO LIBOR    NONE        0  37.1  N                                    0
Primary    Standard        7/23 12 MO LIBOR    NONE        0    24  N                                    0
Primary    Standard        7/23 12 MO LIBOR    NONE        0  33.5  N                                    0
Primary    Rapid           7/23 12 MO LIBOR    NONE        0  46.8  N                                    0
Primary    Rapid           7/23 12 MO LIBOR    NONE        0  44.1  N                                    0
Primary    Rapid           7/23 12 MO LIBOR    NONE        0  12.6  N                                    0
Primary    Reduced         7/23 12 MO LIBOR    NONE        0  38.9  N                                    0
Primary    Reduced         7/23 12 MO LIBOR    NONE        0  25.7  N                                    0
Primary    Reduced         7/23 12 MO LIBOR    NONE        0  21.2  N                                    0
Primary    Standard        7/23 12 MO LIBOR    NONE        0  20.2  N                                    0
Primary    Reduced         7/23 12 MO LIBOR    NONE        0  7.57  N                                    0
Primary    Standard        7/13 12 MO LIBOR    NONE        0  39.7  N                                    0
Primary    Rapid           7/23 12 MO LIBOR    NONE        0    20  N                                    0
Primary    Reduced         7/23 12 MO LIBOR    NONE        0    46  N                                    0
Primary    Standard        7/23 12 MO LIBOR    NONE        0  26.8  N                                    0
Primary    Reduced         7/23 12 MO LIBOR    NONE        0  12.7  N                                    0
Primary    Standard        7/23 12 MO LIBOR    NONE        0  34.5  N                                    0
Primary    Reduced         7/23 12 MO LIBOR    NONE        0  51.6  N                                    0
Primary    Rapid           7/23 12 MO LIBOR    NONE        0  35.1  N                                    0
Primary    Reduced         7/23 12 MO LIBOR    NONE        0  28.6  N                                    0
Secondary  Reduced         7/23 12 MO LIBOR    NONE        0    42  N                                    0
Primary    Rapid           7/23 12 MO LIBOR    NONE        0  14.8  N                                    0
Primary    Reduced         7/23 12 MO LIBOR    NONE        0  15.1  N                                    0
Primary    Rapid           7/23 12 MO LIBOR    NONE        0  22.3  N                                    0
Primary    Standard        7/ 8 12 MO LIBOR    NONE        0  18.2  N                                    0
Primary    Standard        7/23 12 MO LIBOR    NONE        0    36  N                                    0
Primary    Reduced         7/23 12 MO LIBOR    NONE        0  45.9  N                                    0
Primary    Standard        7/23 12 MO LIBOR    NONE        0  23.5  N                                    0
Primary    Reduced         7/23 12 MO LIBOR    NONE        0  54.2  N                                    0
Primary    Standard        7/23 12 MO LIBOR    NONE        0  27.6  N                                    0
Primary    Standard        7/23 12 MO LIBOR    NONE        0  43.7  N                                    0
Primary    Reduced         7/23 12 MO LIBOR    NONE        0  39.5  N                                    0
Primary    Standard        7/23 12 MO LIBOR    NONE        0  35.6  N                                    0
Primary    Reduced         7/23 12 MO LIBOR    NONE        0  6.63  N                                    0
Primary    Reduced         7/23 12 MO LIBOR    NONE        0  16.8  N                                    0

NUMMOSCURRDELQ  PAYHISTORY    FRTRDATE  MARGIN  CEILING  COROLLTERM  CAPINT  CAPINI  CAPLIFE  PRFRQ  RTRFRQ
             0           10  10/1/2006    2.25    10.25          35       2       2        6     12      12
             0            0  10/1/2006    2.25   10.875          35       2       2        6     12      12
             0            0  11/1/2006    2.25    10.75          36       2       2        6     12      12
             0           10  10/1/2006    2.25    10.75          35       2       2        6     12      12
             0            0  11/1/2006    2.25    10.25          36       2       2        6     12      12
             0            0  10/1/2006    2.25     10.5          35       2       2        6     12      12
             0            0  10/1/2006    2.25   10.625          35       2       2        6     12      12
             0            0  11/1/2006    2.25    10.75          36       2       2        6     12      12
             0            0  11/1/2006    2.25   10.375          36       2       2        6     12      12
             0            0  11/1/2006    2.25    10.25          36       2       2        6     12      12
             0            0  10/1/2006    2.25    10.75          35       2       2        6     12      12
             0            0  10/1/2006    2.25   10.625          35       2       2        6     12      12
             0            0  11/1/2006    2.25       11          36       2       2        6     12      12
             0           10  10/1/2006    2.25     10.5          35       2       2        6     12      12
             0            0  11/1/2006    2.25   10.875          36       2       2        6     12      12
             0           10  10/1/2006    2.25     10.5          35       2       2        6     12      12
             0            0  10/1/2006    2.25    10.25          35       2       2        6     12      12
             0            0  10/1/2006    2.25       10          35       2       2        6     12      12
             0            0  11/1/2006    2.25   10.625          36       2       2        6     12      12
             0           10  10/1/2006    2.25    10.75          35       2       2        6     12      12
             0            0  11/1/2006    2.25   10.375          36       2       2        6     12      12
             0            0  10/1/2006    2.25   10.375          35       2       2        6     12      12
             0            0  10/1/2006    2.25    10.75          35       2       2        6     12      12
             0            0  10/1/2006    2.25       11          35       2       2        6     12      12
             0            0  11/1/2006    2.25    10.25          36       2       2        6     12      12
             0            0  11/1/2006    2.25    10.25          36       2       2        6     12      12
             0            0  11/1/2006    2.25    10.75          36       2       2        6     12      12
             0            0  11/1/2006    2.25     10.5          36       2       2        6     12      12
             0            0  11/1/2006    2.25   10.625          36       2       2        6     12      12
             0            0  10/1/2006    2.25    10.75          35       2       2        6     12      12
             0            0  11/1/2006    2.25   10.375          36       2       2        6     12      12
             0            0  11/1/2006    2.25    10.25          36       2       2        6     12      12
             0            0  11/1/2006    2.25   10.375          36       2       2        6     12      12
             0            0  11/1/2006    2.25   10.375          36       2       2        6     12      12
             0            0  10/1/2006    2.25    10.75          35       2       2        6     12      12
             0           10  10/1/2006    2.25   10.375          35       2       2        6     12      12
             0           10  10/1/2006    2.25   11.125          35       2       2        6     12      12
             0            0  10/1/2006    2.25       11          35       2       2        6     12      12
             0            0  11/1/2006    2.25    10.75          36       2       2        6     12      12
             0            0  11/1/2006    2.25     10.5          36       2       2        6     12      12
             0            0  11/1/2006    2.25   10.375          36       2       2        6     12      12
             0            0  11/1/2006    2.25   10.125          36       2       2        6     12      12
             0            0  11/1/2006    2.25       10          36       2       2        6     12      12
             0            0  10/1/2006    2.25     10.5          35       2       2        6     12      12
             0            0  11/1/2006    2.25     10.5          36       2       2        6     12      12
             0            0  10/1/2006    2.25     10.5          35       2       2        6     12      12
             0            0  10/1/2006    2.25   10.625          35       2       2        6     12      12
             0            0  11/1/2006    2.25   10.125          36       2       2        6     12      12
             0            0  10/1/2006    2.25   10.375          35       2       2        6     12      12
             0            0  10/1/2006    2.25   10.125          35       2       2        6     12      12
             0            0  10/1/2006    2.25    10.75          35       2       2        6     12      12
             0           10  10/1/2006    2.25    10.75          35       2       2        6     12      12
             0           10  10/1/2006    2.25     10.5          35       2       2        6     12      12
             0            0  11/1/2006    2.25   10.125          36       2       2        6     12      12
             0            0  10/1/2006    2.25    10.75          35       2       2        6     12      12
             0           10  10/1/2006    2.25   10.875          35       2       2        6     12      12
             0            0  10/1/2006    2.25   10.625          35       2       2        6     12      12
             0            0  10/1/2006    2.25   10.875          35       2       2        6     12      12
             0            0  11/1/2006    2.25   10.125          36       2       2        6     12      12
             0            0  11/1/2006    2.25     10.5          36       2       2        6     12      12
             0            0  10/1/2006    2.25   10.375          35       2       2        6     12      12
             0            0  11/1/2006    2.25    10.75          36       2       2        6     12      12
             0            0  10/1/2006    2.25       11          35       2       2        6     12      12
             0            0  11/1/2006    2.25   10.875          36       2       2        6     12      12

             0            0  11/1/2006    2.25    9.875          36       2       2        6     12      12
             0            0  10/1/2006    2.25     10.5          35       2       2        6     12      12
             0            0  11/1/2006    2.25    10.25          36       2       2        6     12      12
             0            0  10/1/2006    2.25   10.625          35       2       2        6     12      12
             0            0  10/1/2006    2.25   10.125          35       2       2        6     12      12
             0            0  11/1/2006    2.25    10.25          36       2       2        6     12      12
             0            0  11/1/2006    2.25   10.375          36       2       2        6     12      12
             0           10  10/1/2006    2.25   10.125          35       2       2        6     12      12
             0            0  10/1/2006    2.25    10.75          35       2       2        6     12      12
             0           10  10/1/2006    2.25     10.5          35       2       2        6     12      12
             0            0  11/1/2006    2.25   10.625          36       2       2        6     12      12
             0            0  10/1/2006    2.25     10.5          35       2       2        6     12      12
             0            0  10/1/2006    2.25   10.625          35       2       2        6     12      12
             0            0  10/1/2006    2.25    9.875          35       2       2        6     12      12
             0            0  10/1/2006    2.25   10.625          35       2       2        6     12      12
             0            0  11/1/2006    2.25   10.625          36       2       2        6     12      12
             0           10  10/1/2006    2.25     10.5          35       2       2        6     12      12
             0            0  11/1/2006    2.25   10.125          36       2       2        6     12      12
             0            0  11/1/2006    2.25     10.5          36       2       2        6     12      12
             0            0  11/1/2006    2.25     10.5          36       2       2        6     12      12
             0            0  10/1/2006    2.25       10          35       2       2        6     12      12
             0            0  11/1/2006    2.25   10.875          36       2       2        6     12      12
             0            0  11/1/2006    2.25   10.625          36       2       2        6     12      12
             0            0  10/1/2006    2.25   10.875          35       2       2        6     12      12
             0            0  11/1/2006    2.25   10.375          36       2       2        6     12      12
             0            0  11/1/2006    2.25    10.25          36       2       2        6     12      12
             0           10  10/1/2006    2.25     10.5          35       2       2        6     12      12
             0            0  10/1/2006    2.25    10.25          35       2       2        6     12      12
             0           10  10/1/2006    2.25     10.5          35       2       2        6     12      12
             0           10  10/1/2006    2.25   10.375          35       2       2        6     12      12
             0            0  10/1/2006    2.25   10.625          35       2       2        6     12      12
             0            0  11/1/2006    2.25   11.125          36       2       2        6     12      12
             0           10  10/1/2006    2.25   10.625          35       2       2        6     12      12
             0            0  10/1/2006    2.25       10          35       2       2        6     12      12
             0            0  10/1/2006    2.25   10.375          35       2       2        6     12      12
             0            0  11/1/2006    2.25     10.5          36       2       2        6     12      12
             0            0  10/1/2006    2.25   10.125          35       2       2        6     12      12
             0            0  11/1/2006    2.25       10          36       2       2        6     12      12
             0            0  10/1/2006    2.25     10.5          35       2       2        6     12      12
             0            0  11/1/2006    2.25    10.25          36       2       2        6     12      12
             0            0  11/1/2006    2.25     10.5          36       2       2        6     12      12
             0            0  11/1/2006    2.25     10.5          36       2       2        6     12      12
             0            0  11/1/2006    2.25       10          36       2       2        6     12      12
             0            0  10/1/2006    2.25    10.25          35       2       2        6     12      12
             0            0  11/1/2006    2.25   10.625          36       2       2        6     12      12
             0            0  11/1/2006    2.25   10.625          36       2       2        6     12      12
             0           10  10/1/2006    2.25   10.375          35       2       2        6     12      12
             0            0  11/1/2006    2.25       11          36       2       2        6     12      12
             0            0  11/1/2006    2.25     10.5          36       2       2        6     12      12
             0            0  10/1/2006    2.25   10.625          35       2       2        6     12      12
             0           10  10/1/2006    2.25    10.25          35       2       2        6     12      12
             0            0  11/1/2006    2.25     10.5          36       2       2        6     12      12
             0            0  10/1/2006    2.25    10.75          35       2       2        6     12      12
             0           10  10/1/2006    2.25   10.875          35       2       2        6     12      12
             0           10  10/1/2006    2.25    10.25          35       2       2        6     12      12
             0          110   9/1/2006    2.25    9.875          34       2       2        6     12      12
             0            0  10/1/2006    2.25    10.75          35       2       2        6     12      12
             0            0  11/1/2006    2.25   10.375          36       2       2        6     12      12
             0            0  10/1/2006    2.25   10.125          35       2       2        6     12      12
             0            0  11/1/2006    2.25     10.5          36       2       2        6     12      12
             0            0  11/1/2006    2.25   10.875          36       2       2        6     12      12
             0            0  11/1/2006    2.25   10.875          36       2       2        6     12      12
             0          110   9/1/2006    2.25    10.75          34       2       2        6     12      12
             0            0  10/1/2006    2.25    10.25          35       2       2        6     12      12
             0            0  10/1/2006    2.25    10.75          35       2       2        6     12      12

             0         1300   8/1/2006    2.25      9.5          33       2       2        6     12      12
             0            0  11/1/2006    2.25     10.5          36       2       2        6     12      12
             0           10  10/1/2006    2.25   10.375          35       2       2        6     12      12
             0           10  10/1/2006    2.25    10.25          35       2       2        6     12      12
             0           10  10/1/2006    2.25   10.625          35       2       2        6     12      12
             0            0  10/1/2006    2.25   10.375          35       2       2        6     12      12
             0            0  10/1/2006    2.25   10.875          35       2       2        6     12      12
             0           10  10/1/2006    2.25     10.5          35       2       2        6     12      12
             0            0  10/1/2006    2.25   10.375          35       2       2        6     12      12
             0            0  11/1/2006    2.25     10.5          36       2       2        6     12      12
             0            0  11/1/2006    2.25       10          36       2       2        6     12      12
             0            0  10/1/2006    2.25   10.875          35       2       2        6     12      12
             0            0  10/1/2006    2.25    10.75          35       2       2        6     12      12
             0            0  11/1/2006    2.25   10.875          36       2       2        6     12      12
             0           10  10/1/2006    2.25     10.5          35       2       2        6     12      12
             0            0  11/1/2006    2.25     10.5          36       2       2        6     12      12
             0            0  11/1/2006    2.25   10.875          36       2       2        6     12      12
             0            0  11/1/2006    2.25    10.25          36       2       2        6     12      12
             0            0  10/1/2006    2.25    10.75          35       2       2        6     12      12
             0            0  10/1/2006    2.25    10.75          35       2       2        6     12      12
             0            0  10/1/2006    2.25   10.375          35       2       2        6     12      12
             0            0  10/1/2006    2.25   10.375          35       2       2        6     12      12
             0            0  10/1/2006    2.25    9.625          35       2       2        6     12      12
             0            0  10/1/2006    2.25    10.25          35       2       2        6     12      12
             0            0  11/1/2006    2.25    10.25          36       2       2        6     12      12
             0           10  10/1/2006    2.25    10.75          35       2       2        6     12      12
             0            0  10/1/2006    2.25    10.75          35       2       2        6     12      12
             0            0  11/1/2006    2.25     10.5          36       2       2        6     12      12
             0            0  11/1/2006    2.25   10.125          36       2       2        6     12      12
             0            0  10/1/2006    2.25    9.875          35       2       2        6     12      12
             0            0  11/1/2006    2.25     9.75          36       2       2        6     12      12
             0            0  11/1/2006    2.25   11.625          36       2       2        6     12      12
             0            0  10/1/2006    2.25   10.625          35       2       2        6     12      12
             0            0  11/1/2006    2.25   10.125          36       2       2        6     12      12
             0            0  11/1/2006    2.25    10.75          36       2       2        6     12      12
             0           10  10/1/2006    2.25    10.25          35       2       2        6     12      12
             0            0  10/1/2006    2.25    10.75          35       2       2        6     12      12
             0            0  11/1/2006    2.25     10.5          36       2       2        6     12      12
             0           10  10/1/2006    2.25   10.375          35       2       2        6     12      12
             0            0  11/1/2006    2.25   10.875          36       2       2        6     12      12
             0            0  11/1/2006    2.25   10.375          36       2       2        6     12      12
             0            0  11/1/2006    2.25    11.25          36       2       2        6     12      12
             0            0  10/1/2006    2.25   10.625          35       2       2        6     12      12
             0            0  10/1/2006    2.25    10.75          35       2       2        6     12      12
             0            0  10/1/2006    2.25    10.75          35       2       2        6     12      12
             0            0  10/1/2006    2.25   10.625          35       2       2        6     12      12
             0            0  10/1/2006    2.25     10.5          35       2       2        6     12      12
             0            0  10/1/2006    2.25     10.5          35       2       2        6     12      12
             0            0  11/1/2006    2.25    10.75          36       2       2        6     12      12
             0            0  10/1/2006    2.25    10.75          35       2       2        6     12      12
             0            0  11/1/2006    2.25    10.25          36       2       2        6     12      12
             0            0  10/1/2006    2.25   10.625          35       2       2        6     12      12
             0            0  11/1/2006    2.25   10.625          36       2       2        6     12      12
             0            0  11/1/2006    2.25   10.875          36       2       2        6     12      12
             0            0  10/1/2006    2.25     10.5          35       2       2        6     12      12
             0         4200   8/1/2006    2.25   10.375          33       2       2        6     12      12
             0            0  11/1/2006    2.25     10.5          36       2       2        6     12      12
             0            0  10/1/2006    2.25    10.75          35       2       2        6     12      12
             0            0  10/1/2006    2.25    10.75          35       2       2        6     12      12
             0            0  10/1/2006    2.25    10.25          35       2       2        6     12      12
             0            0  10/1/2006    2.25   10.625          35       2       2        6     12      12
             0            0  10/1/2006    2.25       11          35       2       2        6     12      12
             0            0  11/1/2006    2.25    10.75          36       2       2        6     12      12
             0            0  11/1/2006    2.25    10.25          36       2       2        6     12      12
             0            0  10/1/2006    2.25     9.75          35       2       2        6     12      12

             0            0  11/1/2006    2.25       10          36       2       2        6     12      12
             0            0  10/1/2006    2.25    10.25          35       2       2        6     12      12
             0            0  11/1/2006    2.25    10.25          36       2       2        6     12      12
             0            0  10/1/2006    2.25    10.25          35       2       2        6     12      12
             0          100   9/1/2006    2.25    9.875          34       2       2        6     12      12
             0            0  10/1/2006    2.25   12.125          35       2       2        6     12      12
             0           10  10/1/2006    2.25     10.5          35       2       2        6     12      12
             0            0  10/1/2006    2.25   10.625          35       2       2        6     12      12
             0            0  11/1/2006    2.25   10.625          36       2       2        6     12      12
             0           10  10/1/2006    2.25   10.875          35       2       2        6     12      12
             0            0  10/1/2006    2.25    10.75          35       2       2        6     12      12
             0          100   9/1/2006    2.25     10.5          34       2       2        6     12      12
             0            0  11/1/2006    2.25   10.875          36       2       2        6     12      12
             0            0  10/1/2006    2.25    10.75          35       2       2        6     12      12
             0           10  10/1/2006    2.25   11.125          35       2       2        6     12      12
             0           10  10/1/2006    2.25    10.25          35       2       2        6     12      12
             0            0  11/1/2006    2.25       11          36       2       2        6     12      12
             0           10  10/1/2006    2.25   10.875          35       2       2        6     12      12
             0            0  11/1/2006    2.25    11.25          36       2       2        6     12      12
             0            0  10/1/2006    2.25   10.625          35       2       2        6     12      12
             0            0  10/1/2006    2.25     10.5          35       2       2        6     12      12
             0            0  11/1/2006    2.25    10.75          36       2       2        6     12      12
             0           10  10/1/2006    2.25   10.375          35       2       2        6     12      12
             0           10  10/1/2006    2.25       10          35       2       2        6     12      12
             0           10  10/1/2006    2.25    10.25          35       2       2        6     12      12
             0            0  11/1/2006    2.25   10.625          36       2       2        6     12      12
             0            0  11/1/2006    2.25   10.875          36       2       2        6     12      12
             0            0  10/1/2006    2.25   10.625          35       2       2        6     12      12
             0            0  10/1/2006    2.25   11.125          35       2       2        6     12      12
             0            0  10/1/2006    2.25   10.375          35       2       2        6     12      12
             0            0  10/1/2006    2.25    10.75          35       2       2        6     12      12
             0            0  10/1/2006    2.25      9.5          35       2       2        6     12      12
             0            0  10/1/2006    2.25    10.25          35       2       2        6     12      12
             0            0  10/1/2006    2.25       11          35       2       2        6     12      12
             0            0  10/1/2006    2.25     10.5          35       2       2        6     12      12
             0            0  11/1/2006    2.25     10.5          36       2       2        6     12      12
             0            0  10/1/2006    2.25    10.25          35       2       2        6     12      12
             0            0  10/1/2006    2.25     10.5          35       2       2        6     12      12
             0           10  10/1/2006    2.25   10.375          35       2       2        6     12      12
             0            0  11/1/2006    2.25   10.625          36       2       2        6     12      12
             0            0  11/1/2006    2.25    9.875          36       2       2        6     12      12
             0            0  10/1/2006    2.25    10.75          35       2       2        6     12      12
             0            0  10/1/2006    2.25     10.5          35       2       2        6     12      12
             0            0  11/1/2006    2.25    9.875          36       2       2        6     12      12
             0           10  10/1/2006    2.25    10.25          35       2       2        6     12      12
             0            0  11/1/2006    2.25    10.25          36       2       2        6     12      12
             0            0  10/1/2006    2.25       10          35       2       2        6     12      12
             0            0  10/1/2006    2.25     10.5          35       2       2        6     12      12
             0            0  11/1/2006    2.25       10          36       2       2        6     12      12
             0            0  11/1/2006    2.25   10.625          36       2       2        6     12      12
             0            0  11/1/2006    2.25   10.625          36       2       2        6     12      12
             0            0  11/1/2006    2.25   10.875          36       2       2        6     12      12
             0           10  10/1/2006    2.25   10.875          35       2       2        6     12      12
             0            0  10/1/2006    2.25    10.75          35       2       2        6     12      12
             0            0  10/1/2006    2.25   10.375          35       2       2        6     12      12
             0        31100   7/1/2006    2.25     10.5          32       2       2        6     12      12
             0          100   9/1/2006    2.25    10.75          34       2       2        6     12      12
             0            0  10/1/2006    2.25    10.75          35       2       2        6     12      12
             0           10  10/1/2006    2.25    10.25          35       2       2        6     12      12
             0            0  10/1/2006    2.25   10.125          35       2       2        6     12      12
             0            0  10/1/2006    2.25   10.125          35       2       2        6     12      12
             0            0  10/1/2006    2.25       10          35       2       2        6     12      12
             0            0  10/1/2006    2.25   10.125          35       2       2        6     12      12
             0            0  10/1/2006    2.25       10          35       2       2        6     12      12
             0            0  10/1/2006    2.25       10          35       2       2        6     12      12

             0           10  10/1/2006    2.25   10.375          35       2       2        6     12      12
             0            0  10/1/2006    2.25    9.875          35       2       2        6     12      12
             0           10  10/1/2006    2.25     9.75          35       2       2        6     12      12
             0            0  11/1/2006    2.25    9.875          36       2       2        6     12      12
             0          200   9/1/2006    2.25    9.875          34       2       2        6     12      12
             0            0  10/1/2006    2.25    9.875          35       2       2        6     12      12
             0            0  10/1/2006    2.25    9.875          35       2       2        6     12      12
             0            0  10/1/2006    2.25    10.25          35       2       2        6     12      12
             0            0  10/1/2006    2.25    9.875          35       2       2        6     12      12
             0            0  10/1/2006    2.25    9.875          35       2       2        6     12      12
             0            0  11/1/2006    2.25       10          36       2       2        6     12      12
             0            0  10/1/2006    2.25    9.625          35       2       2        6     12      12
             0            0  10/1/2006    2.25    9.875          35       2       2        6     12      12
             0            0  10/1/2006    2.25    9.875          35       2       2        6     12      12
             0            0  10/1/2006    2.25   10.125          35       2       2        6     12      12
             0            0  10/1/2006    2.25   10.125          35       2       2        6     12      12
             0           10  10/1/2006    2.25    10.75          35       2       2        6     12      12
             0          100   9/1/2006    2.25       10          34       2       2        6     12      12
             0           10  10/1/2006    2.25       10          35       2       2        6     12      12
             0            0  10/1/2006    2.25       10          35       2       2        6     12      12
             0           10  10/1/2006    2.25   10.375          35       2       2        6     12      12
             0            0  10/1/2006    2.25       10          35       2       2        6     12      12
             0            0  10/1/2006    2.25       10          35       2       2        6     12      12
             0            0  11/1/2006    2.25   10.125          36       2       2        6     12      12
             0          200   9/1/2006    2.25    10.25          34       2       2        6     12      12
             0            0  10/1/2006    2.25    9.875          35       2       2        6     12      12
             0            0  10/1/2006    2.25   10.875          35       2       2        6     12      12
             0            0  10/1/2006    2.25   11.125          35       2       2        6     12      12
             0            0  10/1/2006    2.25     10.5          35       2       2        6     12      12
             0            0  10/1/2006    2.25    10.75          35       2       2        6     12      12
             0            0  11/1/2006    2.25   10.625          36       2       2        6     12      12
             0            0  10/1/2006    2.25   10.375          35       2       2        6     12      12
             0            0  10/1/2006    2.25    10.75          35       2       2        6     12      12
             0           10  10/1/2006    2.25   10.875          35       2       2        6     12      12
             0            0  11/1/2006    2.25       11          36       2       2        6     12      12
             0            0  11/1/2006    2.25     10.5          36       2       2        6     12      12
             0            0  10/1/2006    2.25    10.75          35       2       2        6     12      12
             0            0  11/1/2006    2.25    10.75          36       2       2        6     12      12
             0            0  11/1/2008    2.25      9.5          60       2       5        5     12      12
             0            0  10/1/2008    2.25   10.125          59       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  10/1/2008    2.25        9          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.625          60       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  10/1/2008    2.25      9.5          59       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  10/1/2008    2.25   10.375          59       2       5        5     12      12
             0            0  11/1/2008    2.25       10          60       2       5        5     12      12
             0            0  10/1/2008    2.25    9.125          59       2       5        5     12      12
             0            0  11/1/2008    2.25   10.125          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.375          60       2       5        5     12      12
             0            0  11/1/2008    2.25   10.375          60       2       5        5     12      12
             0           10  10/1/2008    2.25   10.375          59       2       5        5     12      12
             0            0  11/1/2008    2.25       10          60       2       5        5     12      12
             0            0  11/1/2008    2.25   10.875          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  11/1/2008    2.25    10.25          60       2       5        5     12      12
             0            0  10/1/2008    2.25      9.5          59       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.375          60       2       5        5     12      12
             0           10  10/1/2008    2.25    9.375          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12

             0            0  10/1/2008    2.25    9.625          59       2       5        5     12      12
             0           10  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.125          60       2       5        5     12      12
             0            0  10/1/2008    2.25     10.5          59       2       5        5     12      12
             0            0  10/1/2008    2.25     8.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  10/1/2008    2.25   10.375          59       2       5        5     12      12
             0            0  11/1/2008    2.25      9.5          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  10/1/2008    2.25    9.625          59       2       5        5     12      12
             0          200   9/1/2008    2.25    9.625          58       2       5        5     12      12
             0          100   9/1/2008    2.25    9.875          58       2       5        5     12      12
             0            0  10/1/2008    2.25    10.25          59       2       5        5     12      12
             0           10  10/1/2008    2.25      8.5          59       2       5        5     12      12
             0            0  10/1/2008    2.25    10.75          59       2       5        5     12      12
             0           10  10/1/2008    2.25   10.375          59       2       5        5     12      12
             0            0  10/1/2008    2.25   10.125          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0           10  10/1/2008    2.25      9.5          59       2       5        5     12      12
             0            0  10/1/2008    2.25   10.375          59       2       5        5     12      12
             0            0  10/1/2008    2.25    10.75          59       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  11/1/2008    2.25      9.5          60       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25      9.5          59       2       5        5     12      12
             0            0  11/1/2008    2.25       10          60       2       5        5     12      12
             0            0  10/1/2008    2.25   10.125          59       2       5        5     12      12
             0            0  11/1/2008    2.25   10.125          60       2       5        5     12      12
             0            0  11/1/2008    2.25     10.5          60       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  11/1/2008    2.25      9.5          60       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25   10.375          59       2       5        5     12      12
             0            0  11/1/2008    2.25    10.25          60       2       5        5     12      12
             0            0  11/1/2008    2.25    10.25          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.625          60       2       5        5     12      12
             0           10  10/1/2008    2.25      9.5          59       2       5        5     12      12
             0           10  10/1/2008    2.25   10.375          59       2       5        5     12      12
             0            0  11/1/2008    2.25        9          60       2       5        5     12      12
             0            0  11/1/2008    2.25    10.25          60       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  10/1/2008    2.25   10.625          59       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  11/1/2008    2.25      9.5          60       2       5        5     12      12
             0            0  11/1/2008    2.25   10.125          60       2       5        5     12      12
             0            0  11/1/2008    2.25      9.5          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0         2200   8/1/2008    2.25    9.875          57       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.375          59       2       5        5     12      12
             0            0  11/1/2008    2.25        9          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.625          60       2       5        5     12      12
             0           10  10/1/2008    2.25   10.125          59       2       5        5     12      12
             0            0  10/1/2008    2.25   10.125          59       2       5        5     12      12
             0            0  11/1/2008    2.25    10.25          60       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  11/1/2008    2.25      9.5          60       2       5        5     12      12
             0            0  11/1/2008    2.25      9.5          60       2       5        5     12      12
             0            0  11/1/2008    2.25     10.5          60       2       5        5     12      12
             0            0  10/1/2008    2.25   10.375          59       2       5        5     12      12
             0            0  11/1/2008    2.25    10.25          60       2       5        5     12      12

             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  10/1/2008    2.25    9.625          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.125          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.625          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  11/1/2008    2.25      9.5          60       2       5        5     12      12
             0            0  11/1/2008    2.25   10.125          60       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0     11114100   4/1/2008    2.25   10.375          53       2       5        5     12      12
             0           10  10/1/2008    2.25   10.125          59       2       5        5     12      12
             0            0  11/1/2008    2.25       10          60       2       5        5     12      12
             0            0  11/1/2008    2.25   10.625          60       2       5        5     12      12
             0            0  10/1/2008    2.25   10.625          59       2       5        5     12      12
             0            0  10/1/2008    2.25   10.125          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.625          59       2       5        5     12      12
             0            0  11/1/2008    2.25    10.75          60       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  11/1/2008    2.25       10          60       2       5        5     12      12
             0            0  11/1/2008    2.25      9.5          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.625          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.625          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.625          60       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.625          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0           10  10/1/2008    2.25   10.875          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  11/1/2008    2.25   10.125          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.375          60       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0           10  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0           10  10/1/2008    2.25     9.25          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.625          60       2       5        5     12      12
             0            0  11/1/2008    2.25       10          60       2       5        5     12      12
             0            0  10/1/2008    2.25    10.25          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.625          60       2       5        5     12      12
             0           10  10/1/2008    2.25    10.25          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.625          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.625          60       2       5        5     12      12
             0            0  10/1/2008    2.25   10.375          59       2       5        5     12      12
             0           10  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  10/1/2008    2.25    10.25          59       2       5        5     12      12
             0            0  10/1/2008    2.25   10.125          59       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.375          60       2       5        5     12      12
             0           10  10/1/2008    2.25      9.5          59       2       5        5     12      12
             0            0  10/1/2008    2.25    10.25          59       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0           10  10/1/2008    2.25      9.5          59       2       5        5     12      12
             0            0  10/1/2008    2.25    10.25          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.625          60       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0         2100   8/1/2008    2.25     9.25          57       2       5        5     12      12
             0           10  10/1/2008    2.25    10.25          59       2       5        5     12      12
             0           10  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  10/1/2008    2.25   10.125          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  10/1/2008    2.25    10.25          59       2       5        5     12      12

             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0           10  10/1/2008    2.25     9.25          59       2       5        5     12      12
             0            0  11/1/2008    2.25      9.5          60       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  11/1/2008    2.25   10.125          60       2       5        5     12      12
             0            0  11/1/2008    2.25      9.5          60       2       5        5     12      12
             0           10  10/1/2008    2.25   10.375          59       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0          110   9/1/2008    2.25    9.125          58       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  10/1/2008    2.25   10.125          59       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0           10  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.625          59       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  10/1/2008    2.25   10.375          59       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.625          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.625          59       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  11/1/2008    2.25    10.25          60       2       5        5     12      12
             0           10  10/1/2008    2.25    9.625          59       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25   10.375          59       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  11/1/2008    2.25       10          60       2       5        5     12      12
             0           10  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  11/1/2008    2.25       10          60       2       5        5     12      12
             0            0  11/1/2008    2.25    10.25          60       2       5        5     12      12
             0            0  11/1/2008    2.25   10.125          60       2       5        5     12      12
             0            0  11/1/2008    2.25     10.5          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.625          60       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  10/1/2008    2.25     9.25          59       2       5        5     12      12
             0           10  10/1/2008    2.25    9.625          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.375          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  10/1/2008    2.25     9.25          59       2       5        5     12      12
             0            0  10/1/2008    2.25   10.125          59       2       5        5     12      12
             0           10  10/1/2008    2.25    9.125          59       2       5        5     12      12
             0           10  10/1/2008    2.25   10.125          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  11/1/2008    2.25   10.375          60       2       5        5     12      12
             0            0  10/1/2008    2.25    9.625          59       2       5        5     12      12
             0            0  10/1/2008    2.25    8.875          59       2       5        5     12      12
             0           10  10/1/2008    2.25   10.375          59       2       5        5     12      12
             0            0  10/1/2008    2.25   10.375          59       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  11/1/2008    2.25    8.875          60       2       5        5     12      12
             0           10  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25     9.25          59       2       5        5     12      12
             0            0  11/1/2008    2.25    10.75          60       2       5        5     12      12
             0            0  10/1/2008    2.25   10.125          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  10/1/2008    2.25   10.375          59       2       5        5     12      12
             0           10  10/1/2008    2.25   10.375          59       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  10/1/2008    2.25    10.25          59       2       5        5     12      12
             0            0  11/1/2008    2.25   10.125          60       2       5        5     12      12
             0            0  11/1/2008    2.25       11          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.625          60       2       5        5     12      12

             0            0  10/1/2008    2.25     9.25          59       2       5        5     12      12
             0            0  11/1/2008    2.25    10.75          60       2       5        5     12      12
             0            0  11/1/2008    2.25    10.25          60       2       5        5     12      12
             0            0  11/1/2008    2.25       10          60       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.375          60       2       5        5     12      12
             0            0  11/1/2008    2.25     9.25          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.625          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.625          60       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  10/1/2008    2.25     10.5          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  11/1/2008    2.25       10          60       2       5        5     12      12
             0            0  11/1/2008    2.25    10.75          60       2       5        5     12      12
             0            0  10/1/2008    2.25    8.875          59       2       5        5     12      12
             0            0  10/1/2008    2.25   10.125          59       2       5        5     12      12
             0            0  10/1/2008    2.25      9.5          59       2       5        5     12      12
             0            0  10/1/2008    2.25   10.375          59       2       5        5     12      12
             0           10  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0           10  10/1/2008    2.25   10.125          59       2       5        5     12      12
             0            0  10/1/2008    2.25   10.125          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.375          60       2       5        5     12      12
             0           10  10/1/2008    2.25    10.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  10/1/2008    2.25     10.5          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.375          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0           10  10/1/2008    2.25    9.625          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.625          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.625          60       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  10/1/2008    2.25     8.75          59       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  11/1/2008    2.25      9.5          60       2       5        5     12      12
             0            0  10/1/2008    2.25    10.75          59       2       5        5     12      12
             0            0  11/1/2008    2.25    10.25          60       2       5        5     12      12
             0            0  10/1/2008    2.25    9.125          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  10/1/2008    2.25   10.125          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.625          60       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  10/1/2008    2.25   10.125          59       2       5        5     12      12
             0            0  11/1/2008    2.25        9          60       2       5        5     12      12
             0            0  10/1/2008    2.25    10.25          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.625          59       2       5        5     12      12
             0            0  10/1/2008    2.25      9.5          59       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  11/1/2008    2.25    10.25          60       2       5        5     12      12
             0            0  10/1/2008    2.25    10.75          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.625          60       2       5        5     12      12
             0            0  11/1/2008    2.25   10.125          60       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0         5210   8/1/2008    2.25        9          57       2       5        5     12      12
             0            0  10/1/2008    2.25   10.375          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0           10  10/1/2008    2.25    10.25          59       2       5        5     12      12
             0            0  10/1/2008    2.25     10.5          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.625          60       2       5        5     12      12
             0            0  11/1/2008    2.25      9.5          60       2       5        5     12      12
             0          200   9/1/2008    2.25     10.5          58       2       5        5     12      12
             0            0  10/1/2008    2.25     10.5          59       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12

             0           10  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0           10  10/1/2008    2.25      9.5          59       2       5        5     12      12
             0            0  11/1/2008    2.25      9.5          60       2       5        5     12      12
             0           10  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  10/1/2008    2.25    9.375          59       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  10/1/2008    2.25     10.5          59       2       5        5     12      12
             0           10  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  11/1/2008    2.25      9.5          60       2       5        5     12      12
             0            0  11/1/2008    2.25      9.5          60       2       5        5     12      12
             0           10  10/1/2008    2.25      9.5          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  10/1/2008    2.25    10.25          59       2       5        5     12      12
             0            0  11/1/2008    2.25      9.5          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0           10  10/1/2008    2.25   10.625          59       2       5        5     12      12
             0            0  11/1/2008    2.25    8.875          60       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0           10  10/1/2008    2.25   10.125          59       2       5        5     12      12
             0            0  11/1/2008    2.25      9.5          60       2       5        5     12      12
             0            0  10/1/2008    2.25   10.375          59       2       5        5     12      12
             0            0  11/1/2008    2.25       10          60       2       5        5     12      12
             0            0  10/1/2008    2.25    9.625          59       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0           10  10/1/2008    2.25   10.125          59       2       5        5     12      12
             0            0  11/1/2008    2.25     10.5          60       2       5        5     12      12
             0            0  10/1/2008    2.25    10.25          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  11/1/2008    2.25     9.25          60       2       5        5     12      12
             0            0  10/1/2008    2.25    10.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  11/1/2008    2.25      9.5          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0           10  10/1/2008    2.25     10.5          59       2       5        5     12      12
             0            0  10/1/2008    2.25   10.125          59       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  10/1/2008    2.25     8.75          59       2       5        5     12      12
             0            0  11/1/2008    2.25      9.5          60       2       5        5     12      12
             0           10  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.625          60       2       5        5     12      12
             0            0  11/1/2008    2.25    10.25          60       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.375          60       2       5        5     12      12
             0            0  10/1/2008    2.25    10.25          59       2       5        5     12      12
             0           10  10/1/2008    2.25    9.375          59       2       5        5     12      12
             0            0  10/1/2008    2.25   10.375          59       2       5        5     12      12
             0            0  11/1/2008    2.25     9.25          60       2       5        5     12      12
             0            0  11/1/2008    2.25      9.5          60       2       5        5     12      12
             0            0  11/1/2008    2.25      9.5          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  10/1/2008    2.25      9.5          59       2       5        5     12      12
             0            0  10/1/2008    2.25      9.5          59       2       5        5     12      12
             0            0  10/1/2008    2.25    10.25          59       2       5        5     12      12
             0           10  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  10/1/2008    2.25   10.375          59       2       5        5     12      12
             0            0  10/1/2008    2.25    10.25          59       2       5        5     12      12
             0           10  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  10/1/2008    2.25     9.25          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12

             0            0  10/1/2008    2.25    10.25          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.125          60       2       5        5     12      12
             0            0  11/1/2008    2.25   10.625          60       2       5        5     12      12
             0            0  10/1/2008    2.25     10.5          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.375          60       2       5        5     12      12
             0            0  11/1/2008    2.25    8.875          60       2       5        5     12      12
             0            0  10/1/2008    2.25    10.75          59       2       5        5     12      12
             0            0  11/1/2008    2.25      9.5          60       2       5        5     12      12
             0            0  11/1/2008    2.25       10          60       2       5        5     12      12
             0            0  10/1/2008    2.25   10.125          59       2       5        5     12      12
             0           10  10/1/2008    2.25   10.875          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.625          60       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0           10  10/1/2008    2.25    9.375          59       2       5        5     12      12
             0            0  11/1/2008    2.25   10.125          60       2       5        5     12      12
             0           10  10/1/2008    2.25      9.5          59       2       5        5     12      12
             0           10  10/1/2008    2.25   10.375          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  11/1/2008    2.25   10.375          60       2       5        5     12      12
             0            0  11/1/2008    2.25       10          60       2       5        5     12      12
             0            0  11/1/2008    2.25   10.125          60       2       5        5     12      12
             0           10  10/1/2008    2.25    9.125          59       2       5        5     12      12
             0            0  11/1/2008    2.25    10.25          60       2       5        5     12      12
             0            0  11/1/2008    2.25    10.25          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  10/1/2008    2.25    10.25          59       2       5        5     12      12
             0            0  10/1/2008    2.25     9.25          59       2       5        5     12      12
             0            0  11/1/2008    2.25      9.5          60       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  11/1/2008    2.25   10.375          60       2       5        5     12      12
             0            0  10/1/2008    2.25      9.5          59       2       5        5     12      12
             0            0  10/1/2008    2.25     9.25          59       2       5        5     12      12
             0            0  10/1/2008    2.25    10.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25     10.5          59       2       5        5     12      12
             0           10  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  11/1/2008    2.25       10          60       2       5        5     12      12
             0            0  11/1/2008    2.25       10          60       2       5        5     12      12
             0           10  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25    10.25          59       2       5        5     12      12
             0            0  11/1/2008    2.25       10          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.375          60       2       5        5     12      12
             0            0  10/1/2008    2.25   10.125          59       2       5        5     12      12
             0            0  11/1/2008    2.25    10.75          60       2       5        5     12      12
             0           10  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0           10  10/1/2008    2.25   10.125          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.625          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0           10  10/1/2008    2.25   10.375          59       2       5        5     12      12
             0            0  11/1/2008    2.25      9.5          60       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.625          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.375          60       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0           10  10/1/2008    2.25    10.25          59       2       5        5     12      12
             0            0  10/1/2008    2.25   10.375          59       2       5        5     12      12
             0           10  10/1/2008    2.25     10.5          59       2       5        5     12      12
             0            0  10/1/2008    2.25     8.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  11/1/2008    2.25       10          60       2       5        5     12      12
             0            0  10/1/2008    2.25   10.625          59       2       5        5     12      12
             0            0  10/1/2008    2.25   10.375          59       2       5        5     12      12
             0            0  11/1/2008    2.25        9          60       2       5        5     12      12

             0            0  11/1/2008    2.25    9.625          60       2       5        5     12      12
             0         4100   8/1/2008    2.25        9          57       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  11/1/2008    2.25     10.5          60       2       5        5     12      12
             0            0  11/1/2008    2.25    10.25          60       2       5        5     12      12
             0            0  11/1/2008    2.25       10          60       2       5        5     12      12
             0            0  11/1/2008    2.25      9.5          60       2       5        5     12      12
             0            0  10/1/2008    2.25    9.625          59       2       5        5     12      12
             0            0  10/1/2008    2.25     10.5          59       2       5        5     12      12
             0            0  11/1/2008    2.25   10.625          60       2       5        5     12      12
             0            0  10/1/2008    2.25    9.375          59       2       5        5     12      12
             0            0  10/1/2008    2.25      9.5          59       2       5        5     12      12
             0            0  11/1/2008    2.25       10          60       2       5        5     12      12
             0            0  10/1/2008    2.25   10.375          59       2       5        5     12      12
             0            0  10/1/2008    2.25      9.5          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  10/1/2008    2.25    8.875          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  10/1/2008    2.25   10.125          59       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  10/1/2008    2.25   10.125          59       2       5        5     12      12
             0            0  11/1/2008    2.25   10.375          60       2       5        5     12      12
             0            0  10/1/2008    2.25    9.625          59       2       5        5     12      12
             0            0  10/1/2008    2.25   10.375          59       2       5        5     12      12
             0            0  10/1/2008    2.25     9.25          59       2       5        5     12      12
             0           10  10/1/2008    2.25    9.375          59       2       5        5     12      12
             0           10  10/1/2008    2.25     9.25          59       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  11/1/2008    2.25   10.625          60       2       5        5     12      12
             0            0  10/1/2008    2.25    10.25          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.625          60       2       5        5     12      12
             0            0  11/1/2008    2.25       10          60       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  11/1/2008    2.25       10          60       2       5        5     12      12
             0           10  10/1/2008    2.25     9.25          59       2       5        5     12      12
             0           10  10/1/2008    2.25    10.75          59       2       5        5     12      12
             0           10  10/1/2008    2.25    9.625          59       2       5        5     12      12
             0           10  10/1/2008    2.25     10.5          59       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  11/1/2008    2.25     10.5          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.625          60       2       5        5     12      12
             0            0  11/1/2008    2.25    10.25          60       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  11/1/2008    2.25      9.5          60       2       5        5     12      12
             0            0  10/1/2008    2.25   10.625          59       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  10/1/2008    2.25   10.125          59       2       5        5     12      12
             0            0  11/1/2008    2.25    8.875          60       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0           10  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.625          60       2       5        5     12      12
             0            0  10/1/2008    2.25   10.875          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.375          59       2       5        5     12      12
             0            0  10/1/2008    2.25     10.5          59       2       5        5     12      12
             0            0  10/1/2008    2.25    10.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25    10.25          59       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.625          60       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12

             0           10  10/1/2008    2.25    8.625          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.125          60       2       5        5     12      12
             0           10  10/1/2008    2.25   10.125          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.125          59       2       5        5     12      12
             0           10  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25      9.5          59       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  11/1/2008    2.25       10          60       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25   10.375          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.375          60       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  11/1/2008    2.25    10.75          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.625          60       2       5        5     12      12
             0            0  11/1/2008    2.25      9.5          60       2       5        5     12      12
             0           10  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  11/1/2008    2.25   10.625          60       2       5        5     12      12
             0            0  10/1/2008    2.25    9.625          59       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0           10  10/1/2008    2.25   10.125          59       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.625          60       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0           10  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  10/1/2008    2.25      9.5          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.625          60       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  10/1/2008    2.25   10.375          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  10/1/2008    2.25    10.25          59       2       5        5     12      12
             0            0  10/1/2008    2.25      9.5          59       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0           10  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.375          59       2       5        5     12      12
             0            0  10/1/2008    2.25   10.125          59       2       5        5     12      12
             0           10  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.375          60       2       5        5     12      12
             0            0  11/1/2008    2.25      9.5          60       2       5        5     12      12
             0           10  10/1/2008    2.25    9.625          59       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  10/1/2008    2.25      9.5          59       2       5        5     12      12
             0            0  11/1/2008    2.25     10.5          60       2       5        5     12      12
             0  1.11111E+11  11/1/2007    2.25   10.875          48       2       5        5     12      12
             0           10  10/1/2008    2.25   10.375          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0           10  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0           10  10/1/2008    2.25    9.625          59       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25     10.5          59       2       5        5     12      12
             0            0  11/1/2008    2.25    10.25          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.625          60       2       5        5     12      12
             0            0  11/1/2008    2.25      9.5          60       2       5        5     12      12
             0            0  10/1/2008    2.25     8.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25     9.25          59       2       5        5     12      12
             0            0  10/1/2008    2.25     10.5          59       2       5        5     12      12
             0            0  11/1/2008    2.25       10          60       2       5        5     12      12

             0            0  10/1/2008    2.25   10.125          59       2       5        5     12      12
             0            0  10/1/2008    2.25    10.75          59       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  10/1/2008    2.25    8.375          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.625          60       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  10/1/2008    2.25    10.25          59       2       5        5     12      12
             0            0  11/1/2008    2.25      9.5          60       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  11/1/2008    2.25       10          60       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0         3200   8/1/2008    2.25     9.75          57       2       5        5     12      12
             0           10  10/1/2008    2.25   10.125          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.625          59       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  10/1/2008    2.25    9.625          59       2       5        5     12      12
             0           10  10/1/2008    2.25    9.625          59       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0           10  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  11/1/2008    2.25       10          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  10/1/2008    2.25      9.5          59       2       5        5     12      12
             0            0  11/1/2008    2.25       10          60       2       5        5     12      12
             0           10  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.625          60       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  11/1/2008    2.25        9          60       2       5        5     12      12
             0           10  10/1/2008    2.25   10.375          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0           10  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.125          59       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  10/1/2008    2.25    9.625          59       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0           10  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  10/1/2008    2.25      9.5          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0           10  10/1/2008    2.25      9.5          59       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  11/1/2008    2.25   10.875          60       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.625          60       2       5        5     12      12
             0            0  10/1/2008    2.25   10.375          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.625          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.625          60       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.625          60       2       5        5     12      12
             0            0  11/1/2008    2.25      9.5          60       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25    10.75          59       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  10/1/2008    2.25    10.25          59       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  10/1/2008    2.25     9.25          59       2       5        5     12      12
             0            0  10/1/2008    2.25   10.375          59       2       5        5     12      12

             0            0  11/1/2008    2.25       10          60       2       5        5     12      12
             0            0  11/1/2008    2.25   10.375          60       2       5        5     12      12
             0            0  10/1/2008    2.25     9.25          59       2       5        5     12      12
             0            0  11/1/2008    2.25       10          60       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  11/1/2008    2.25       10          60       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  11/1/2008    2.25   10.875          60       2       5        5     12      12
             0            0  11/1/2008    2.25   10.125          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.625          60       2       5        5     12      12
             0           10  10/1/2008    2.25    9.625          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  10/1/2008    2.25     10.5          59       2       5        5     12      12
             0            0  10/1/2008    2.25   10.375          59       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  10/1/2008    2.25    9.375          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.375          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.625          60       2       5        5     12      12
             0            0  10/1/2008    2.25   10.125          59       2       5        5     12      12
             0           10  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0           10  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  11/1/2008    2.25   10.375          60       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  11/1/2008    2.25     10.5          60       2       5        5     12      12
             0            0  10/1/2008    2.25    9.625          59       2       5        5     12      12
             0            0  10/1/2008    2.25      9.5          59       2       5        5     12      12
             0            0  11/1/2008    2.25   10.125          60       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  10/1/2008    2.25   10.125          59       2       5        5     12      12
             0           10  10/1/2008    2.25      9.5          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.625          59       2       5        5     12      12
             0            0  10/1/2008    2.25    10.75          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.375          60       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0           10  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  11/1/2008    2.25    8.875          60       2       5        5     12      12
             0           10  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  11/1/2008    2.25      9.5          60       2       5        5     12      12
             0            0  10/1/2008    2.25   10.125          59       2       5        5     12      12
             0            0  11/1/2008    2.25       10          60       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0           10  10/1/2008    2.25     10.5          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  10/1/2008    2.25     9.25          59       2       5        5     12      12
             0           10  10/1/2008    2.25    8.875          59       2       5        5     12      12
             0            0  11/1/2008    2.25   10.875          60       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0           10  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0          200   9/1/2008    2.25    9.625          58       2       5        5     12      12
             0           10  10/1/2008    2.25    10.25          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12

             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  11/1/2008    2.25    10.25          60       2       5        5     12      12
             0            0  11/1/2008    2.25   10.125          60       2       5        5     12      12
             0           10  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  10/1/2008    2.25    10.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25   10.375          59       2       5        5     12      12
             0            0  11/1/2008    2.25      9.5          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.375          60       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0           10  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  11/1/2008    2.25        9          60       2       5        5     12      12
             0           10  10/1/2008    2.25    9.625          59       2       5        5     12      12
             0            0  10/1/2008    2.25    10.25          59       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  10/1/2008    2.25     9.25          59       2       5        5     12      12
             0            0  11/1/2008    2.25    10.25          60       2       5        5     12      12
             0            0  10/1/2008    2.25    10.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  11/1/2008    2.25    10.75          60       2       5        5     12      12
             0            0  10/1/2008    2.25    10.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.625          59       2       5        5     12      12
             0            0  10/1/2008    2.25      9.5          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.625          60       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.625          60       2       5        5     12      12
             0            0  10/1/2008    2.25   10.125          59       2       5        5     12      12
             0            0  10/1/2008    2.25    10.25          59       2       5        5     12      12
             0            0  10/1/2008    2.25      9.5          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.125          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  11/1/2008    2.25   10.375          60       2       5        5     12      12
             0            0  10/1/2008    2.25    9.375          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  11/1/2008    2.25       10          60       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.625          60       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  11/1/2008    2.25     9.25          60       2       5        5     12      12
             0           10  10/1/2008    2.25     10.5          59       2       5        5     12      12
             0            0  10/1/2008    2.25   10.375          59       2       5        5     12      12
             0            0  11/1/2008    2.25    10.25          60       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.375          60       2       5        5     12      12
             0            0  11/1/2008    2.25   10.625          60       2       5        5     12      12
             0           10  10/1/2008    2.25   10.375          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.625          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  10/1/2008    2.25      9.5          59       2       5        5     12      12
             0            0  10/1/2008    2.25      9.5          59       2       5        5     12      12

             0            0  11/1/2008    2.25    10.25          60       2       5        5     12      12
             0            0  10/1/2008    2.25      9.5          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  10/1/2008    2.25       11          59       2       5        5     12      12
             0            0  11/1/2008    2.25       10          60       2       5        5     12      12
             0            0  10/1/2008    2.25    9.375          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0           10  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.625          60       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0           10  10/1/2008    2.25    9.625          59       2       5        5     12      12
             0           10  10/1/2008    2.25      9.5          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0           10  10/1/2008    2.25     10.5          59       2       5        5     12      12
             0            0  11/1/2008    2.25   10.125          60       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  11/1/2008    2.25     10.5          60       2       5        5     12      12
             0           10  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0           10  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25   10.125          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.125          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.625          60       2       5        5     12      12
             0            0  10/1/2008    2.25   10.625          59       2       5        5     12      12
             0            0  10/1/2008    2.25      9.5          59       2       5        5     12      12
             0            0  11/1/2008    2.25     10.5          60       2       5        5     12      12
             0        1E+11   9/1/2008    2.25    9.875          58       2       5        5     12      12
             0            0  11/1/2008    2.25       11          60       2       5        5     12      12
             0           10  10/1/2008    2.25   10.125          59       2       5        5     12      12
             0          200   9/1/2008    2.25    9.125          58       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  10/1/2008    2.25      9.5          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  11/1/2008    2.25      9.5          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  10/1/2008    2.25     10.5          59       2       5        5     12      12
             0            0  11/1/2008    2.25    8.875          60       2       5        5     12      12
             0  1.11111E+11  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.625          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0           10  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0           10  10/1/2008    2.25   10.125          59       2       5        5     12      12
             0            0  11/1/2008    2.25    10.25          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  11/1/2008    2.25      9.5          60       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  11/1/2008    2.25      9.5          60       2       5        5     12      12
             0            0  10/1/2008    2.25    10.25          59       2       5        5     12      12
             0            0  11/1/2008    2.25      9.5          60       2       5        5     12      12
             0            0  10/1/2008    2.25    9.625          59       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  11/1/2008    2.25    10.25          60       2       5        5     12      12

             0            0  11/1/2008    2.25       10          60       2       5        5     12      12
             0            0  11/1/2008    2.25     9.25          60       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0           10  10/1/2008    2.25    9.125          59       2       5        5     12      12
             0            0  11/1/2008    2.25     10.5          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.625          60       2       5        5     12      12
             0           10  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0           10  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  11/1/2008    2.25   10.125          60       2       5        5     12      12
             0           10  10/1/2008    2.25   10.125          59       2       5        5     12      12
             0            0  11/1/2008    2.25   10.875          60       2       5        5     12      12
             0            0  10/1/2008    2.25    10.25          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  11/1/2008    2.25     10.5          60       2       5        5     12      12
             0            0  10/1/2008    2.25        9          59       2       5        5     12      12
             0            0  11/1/2008    2.25      9.5          60       2       5        5     12      12
             0           10  10/1/2008    2.25    10.25          59       2       5        5     12      12
             0            0  10/1/2008    2.25   10.125          59       2       5        5     12      12
             0           10  10/1/2008    2.25    9.625          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.125          59       2       5        5     12      12
             0           10  10/1/2008    2.25   10.125          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.625          59       2       5        5     12      12
             0            0  10/1/2008    2.25        9          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  11/1/2008    2.25     8.75          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.375          60       2       5        5     12      12
             0            0  10/1/2008    2.25      9.5          59       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  11/1/2008    2.25      9.5          60       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  11/1/2008    2.25   10.125          60       2       5        5     12      12
             0            0  11/1/2008    2.25     9.25          60       2       5        5     12      12
             0            0  11/1/2008    2.25    10.75          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0         1100   8/1/2008    2.25    9.625          57       2       5        5     12      12
             0            0  10/1/2008    2.25    9.375          59       2       5        5     12      12
             0           10  10/1/2008    2.25   10.125          59       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0          100   9/1/2008    2.25    9.625          58       2       5        5     12      12
             0           10  10/1/2008    2.25    10.25          59       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0          100   9/1/2008    2.25    9.875          58       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0          200   9/1/2008    2.25     9.75          58       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  10/1/2008    2.25    8.875          59       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0           10  10/1/2008    2.25    9.375          59       2       5        5     12      12
             0            0  10/1/2008    2.25     8.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0          200   9/1/2008    2.25    10.25          58       2       5        5     12      12
             0            0  10/1/2008    2.25    9.625          59       2       5        5     12      12

             0            0  10/1/2008    2.25    8.625          59       2       5        5     12      12
             0            0  10/1/2008    2.25      9.5          59       2       5        5     12      12
             0            0  10/1/2008    2.25      9.5          59       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.375          59       2       5        5     12      12
             0          100   9/1/2008    2.25      9.5          58       2       5        5     12      12
             0            0  10/1/2008    2.25    9.375          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.375          59       2       5        5     12      12
             0            0  10/1/2008    2.25        9          59       2       5        5     12      12
             0            0  10/1/2008    2.25    8.375          59       2       5        5     12      12
             0            0  10/1/2008    2.25        9          59       2       5        5     12      12
             0            0  10/1/2008    2.25      8.5          59       2       5        5     12      12
             0           10  10/1/2008    2.25    8.375          59       2       5        5     12      12
             0           10  10/1/2008    2.25    8.875          59       2       5        5     12      12
             0            0  10/1/2008    2.25        9          59       2       5        5     12      12
             0           10  10/1/2008    2.25    8.875          59       2       5        5     12      12
             0            0  11/1/2008    2.25       10          60       2       5        5     12      12
             0            0  10/1/2008    2.25     9.25          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.375          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.125          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.375          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.375          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.125          60       2       5        5     12      12
             0            0  10/1/2008    2.25      9.5          59       2       5        5     12      12
             0            0  11/1/2008    2.25    8.125          60       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25   10.125          59       2       5        5     12      12
             0            0  10/1/2008    2.25     9.25          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.125          59       2       5        5     12      12
             0            0  10/1/2008    2.25    8.875          59       2       5        5     12      12
             0           10  10/1/2008    2.25    8.125          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.625          59       2       5        5     12      12
             0            0  10/1/2008    2.25     9.25          59       2       5        5     12      12
             0            0  10/1/2008    2.25        8          59       2       5        5     12      12
             0           10  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  10/1/2008    2.25      9.5          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.625          59       2       5        5     12      12
             0           10  10/1/2008    2.25    8.875          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.125          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.625          59       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.375          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  11/1/2008    2.25   10.125          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  10/1/2008    2.25      9.5          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.625          60       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  10/1/2008    2.25      9.5          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.125          59       2       5        5     12      12
             0            0  10/1/2008    2.25      9.5          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  10/1/2008    2.25    9.625          59       2       5        5     12      12
             0            0  10/1/2008    2.25    8.375          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.375          59       2       5        5     12      12
             0            0  10/1/2008    2.25      9.5          59       2       5        5     12      12
             0            0  11/1/2008    2.25       10          60       2       5        5     12      12

             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0           10  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.125          59       2       5        5     12      12
             0            0  11/1/2008    2.25      9.5          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.125          59       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  10/1/2008    2.25      9.5          59       2       5        5     12      12
             0           10  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.625          60       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25        9          59       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25    8.875          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.375          59       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  11/1/2008    2.25      9.5          60       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25    10.25          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  10/1/2008    2.25    10.25          59       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25   10.125          59       2       5        5     12      12
             0            0  10/1/2008    2.25   10.125          59       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0           10  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  10/1/2008    2.25   10.625          59       2       5        5     12      12
             0            0  11/1/2008    2.25      9.5          60       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  11/1/2008    2.25       10          60       2       5        5     12      12
             0            0  10/1/2008    2.25   10.875          59       2       5        5     12      12
             0            0  10/1/2008    2.25   10.125          59       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25   10.375          59       2       5        5     12      12
             0            0  10/1/2008    2.25    10.25          59       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.375          59       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25     10.5          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.125          60       2       5        5     12      12
             0            0  10/1/2008    2.25    9.375          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.125          59       2       5        5     12      12
             0            0  10/1/2008    2.25       10          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0           10  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25      9.5          59       2       5        5     12      12
             0           10  10/1/2008    2.25   10.625          59       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  11/1/2008    2.25    10.75          60       2       5        5     12      12
             0            0  10/1/2008    2.25    9.875          59       2       5        5     12      12
             0            0  10/1/2008    2.25     10.5          59       2       5        5     12      12
             0            0  11/1/2008    2.25    10.25          60       2       5        5     12      12
             0            0  11/1/2008    2.25     9.75          60       2       5        5     12      12
             0            0  11/1/2008    2.25   10.125          60       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12
             0            0  10/1/2008    2.25     9.75          59       2       5        5     12      12

             0            0  11/1/2008    2.25   10.125          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0           10  10/1/2008    2.25    10.25          59       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  11/1/2008    2.25       10          60       2       5        5     12      12
             0            0  11/1/2008    2.25     9.25          60       2       5        5     12      12
             0            0  11/1/2008    2.25    9.875          60       2       5        5     12      12
             0            0  11/1/2008    2.25    8.875          60       2       5        5     12      12
             0           10  10/1/2010    2.25    10.25          83       2       5        5     12      12
             0           10  10/1/2010    2.25   10.875          83       2       5        5     12      12
             0            0  10/1/2010    2.25     10.5          83       2       5        5     12      12
             0            0  10/1/2010    2.25   11.125          83       2       5        5     12      12
             0         5110   8/1/2010    2.25    9.875          81       2       5        5     12      12
             0            0  11/1/2010    2.25    10.75          84       2       5        5     12      12
             0            0  10/1/2010    2.25     9.75          83       2       5        5     12      12
             0            0  11/1/2010    2.25    10.75          84       2       5        5     12      12
             0         4200   8/1/2010    2.25       10          81       2       5        5     12      12
             0           10  10/1/2010    2.25   10.875          83       2       5        5     12      12
             0            0  10/1/2010    2.25     10.5          83       2       5        5     12      12
             0            0  10/1/2010    2.25   10.375          83       2       5        5     12      12
             0            0  10/1/2010    2.25   10.625          83       2       5        5     12      12
             0            0  11/1/2010    2.25   11.125          84       2       5        5     12      12
             0            0  10/1/2010    2.25   10.125          83       2       5        5     12      12
             0            0  10/1/2010    2.25    9.875          83       2       5        5     12      12
             0           10  10/1/2010    2.25    10.75          83       2       5        5     12      12
             0            0  11/1/2010    2.25    10.75          84       2       5        5     12      12
             0            0  11/1/2010    2.25     10.5          84       2       5        5     12      12
             0            0  11/1/2010    2.25     10.5          84       2       5        5     12      12
             0           10  10/1/2010    2.25     10.5          83       2       5        5     12      12
             0            0  11/1/2010    2.25   10.375          84       2       5        5     12      12
             0            0  10/1/2010    2.25   10.875          83       2       5        5     12      12
             0            0  10/1/2010    2.25       10          83       2       5        5     12      12
             0            0  10/1/2010    2.25   10.125          83       2       5        5     12      12
             0            0  10/1/2010    2.25    10.25          83       2       5        5     12      12
             0            0  11/1/2010    2.25      9.5          84       2       5        5     12      12
             0            0  10/1/2010    2.25   11.125          83       2       5        5     12      12
             0        42200   7/1/2010    2.25       10          80       2       5        5     12      12
             0           10  10/1/2010    2.25   10.625          83       2       5        5     12      12
             0           10  10/1/2010    2.25     10.5          83       2       5        5     12      12
             0            0  10/1/2010    2.25   11.375          83       2       5        5     12      12
             0            0  10/1/2010    2.25    9.625          83       2       5        5     12      12
             0            0  10/1/2010    2.25    9.875          83       2       5        5     12      12
             0            0  10/1/2010    2.25       10          83       2       5        5     12      12
             0            0  10/1/2010    2.25      9.5          83       2       5        5     12      12
             0            0  11/1/2010    2.25       10          84       2       5        5     12      12
             0            0  11/1/2010    2.25     9.75          84       2       5        5     12      12
             0            0  11/1/2010    2.25   10.125          84       2       5        5     12      12
             0            0  10/1/2010    2.25    9.875          83       2       5        5     12      12
             0           10  10/1/2010    2.25   10.375          83       2       5        5     12      12
             0           10  10/1/2010    2.25    10.75          83       2       5        5     12      12
             0            0  10/1/2010    2.25    8.625          83       2       5        5     12      12
             0            0  11/1/2010    2.25    10.25          84       2       5        5     12      12
             0            0  10/1/2010    2.25   10.375          83       2       5        5     12      12
             0            0  10/1/2010    2.25      9.5          83       2       5        5     12      12
             0            0  10/1/2010    2.25    10.25          83       2       5        5     12      12
             0           10  10/1/2010    2.25   10.625          83       2       5        5     12      12
             0           10  10/1/2010    2.25      9.5          83       2       5        5     12      12
             0            0  11/1/2010    2.25   10.375          84       2       5        5     12      12
             0            0  10/1/2010    2.25    10.25          83       2       5        5     12      12
             0            0  10/1/2010    2.25       10          83       2       5        5     12      12
             0            0  11/1/2010    2.25       10          84       2       5        5     12      12
             0           10  10/1/2010    2.25       10          83       2       5        5     12      12
             0            0  10/1/2010    2.25    9.875          83       2       5        5     12      12
             0            0  10/1/2010    2.25    9.875          83       2       5        5     12      12
             0         2200   8/1/2010    2.25      9.5          81       2       5        5     12      12

             0            0  10/1/2010    2.25   10.125          83       2       5        5     12      12
             0            0  10/1/2010    2.25    8.625          83       2       5        5     12      12
             0            0  10/1/2010    2.25     9.75          83       2       5        5     12      12
             0           10  10/1/2010    2.25    9.875          83       2       5        5     12      12
             0            0  10/1/2010    2.25    9.875          83       2       5        5     12      12
             0            0  10/1/2010    2.25   10.125          83       2       5        5     12      12
             0            0  10/1/2010    2.25    9.875          83       2       5        5     12      12
             0            0  10/1/2010    2.25     9.75          83       2       5        5     12      12
             0            0  10/1/2010    2.25    9.875          83       2       5        5     12      12
             0            0  10/1/2010    2.25       10          83       2       5        5     12      12
             0          100   9/1/2010    2.25    9.875          82       2       5        5     12      12
             0            0  10/1/2010    2.25    8.875          83       2       5        5     12      12
             0            0  10/1/2010    2.25       10          83       2       5        5     12      12
             0            0  11/1/2010    2.25    9.375          84       2       5        5     12      12
             0            0  10/1/2010    2.25       10          83       2       5        5     12      12
             0            0  10/1/2010    2.25   10.125          83       2       5        5     12      12
             0            0  10/1/2010    2.25      9.5          83       2       5        5     12      12
             0            0  11/1/2010    2.25       10          84       2       5        5     12      12
             0            0  10/1/2010    2.25   10.125          83       2       5        5     12      12
             0          100   9/1/2010    2.25       10          82       2       5        5     12      12
             0            0  10/1/2010    2.25    10.25          83       2       5        5     12      12
             0            0  10/1/2010    2.25     9.75          83       2       5        5     12      12
             0          100   9/1/2010    2.25    10.25          82       2       5        5     12      12
             0           10  10/1/2010    2.25     9.75          83       2       5        5     12      12
             0            0  10/1/2010    2.25   10.375          83       2       5        5     12      12
             0           10  10/1/2010    2.25   10.375          83       2       5        5     12      12
             0            0  10/1/2010    2.25   10.125          83       2       5        5     12      12
             0            0  10/1/2010    2.25       10          83       2       5        5     12      12
             0            0  10/1/2010    2.25     10.5          83       2       5        5     12      12
             0            0  11/1/2010    2.25   10.625          84       2       5        5     12      12
             0            0  11/1/2010    2.25    10.75          84       2       5        5     12      12
             0            0  10/1/2010    2.25     9.25          83       2       5        5     12      12
             0            0  11/1/2010    2.25   10.625          84       2       5        5     12      12
             0           10  10/1/2010    2.25     10.5          83       2       5        5     12      12
             0            0  10/1/2010    2.25     9.75          83       2       5        5     12      12
             0            0  10/1/2010    2.25    9.875          83       2       5        5     12      12
             0           10  10/1/2010    2.25     9.25          83       2       5        5     12      12